As filed with the Securities and Exchange Commission on September 26, 2007
Securities Act File No. 333-139872
Investment Company File No. 811-22001

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]

Pre-Effective Amendment No.	[ ]

Post-Effective Amendment No. 1	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]

Amendment No. 3	[X]
(Check appropriate box or boxes)

TDAX Funds, Inc.
(Exact Name of Registrant as Specified in Charter)

420 Lexington Avenue,
Suite 2550
New York, New York  10170
(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code: (212) 986-7900

Anthony Dudzinski
TDAX Funds, Inc.
420 Lexington Avenue, Suite 2550
New York, New York  10170
(Name and Address of Agent for Service)

Copy to:  Michael R. Rosella, Esq.
Paul, Hastings, Janofsky & Walker LLP
75 East 55th Street
New York, New York 10022

Approximate Date of Proposed Public Offering:  As soon as practicable after the effective date of the Registration Statement.

It is proposed that this filing will become effective: (check appropriate box)

[X]  immediately upon filing pursuant to paragraph (b)
[   ]  on (date) pursuant to paragraph (b)
[   ]  60 days after filing pursuant to paragraph (a) (1)
[   ]  on (date) pursuant to paragraph (a) (1)
[   ]  75 days after filing pursuant to paragraph (a)(2)
[   ]  on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[  ]  this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Registrant declares that an indefinite amount of its shares of beneficial interest is being registered by this Registration Statement pursuant to Section 24(f) under the Investment Company Act of 1940, as amended, and Rule 24f-2 thereunder.

TDAX FUNDS, INC.

DATED SEPTEMBER 26, 2007
PROSPECTUS

TDAX Independence 2010 Exchange-Traded Fund
TDAX Independence 2020 Exchange-Traded Fund
TDAX Independence 2030 Exchange-Traded Fund
TDAX Independence 2040 Exchange-Traded Fund
TDAX Independence In-Target Exchange-Traded Fund

TDAX Funds, Inc. is an investment company with five series of underlying fund portfolios.  Each Fund offers shares, known as TDAX Independence Target Date Shares, that are listed on the New York Stock Exchange.  TDAX Independence Target Date Shares are not individually redeemable by the Funds but trade on the New York Stock Exchange in individual share lots.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

         TABLE OF CONTENTS
         Page

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I NTRODUCTION

This Prospectus provides important information you need to make an informed decision about whether to invest in TDAX Funds, Inc. (the “Company”).  It contains information about the Company, each of its investment portfolios (the “Funds”) and the shares of the Funds being offered by this Prospectus, known as TDAX Independence Target Date Shares.  An investment in the Funds is not a deposit in a bank and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency.

The Company and the Funds are part of the XShares Advisors family of exchange-traded funds and are related for purposes of investor and investment services, as defined in Section 12(d)(1)(G) of the Investment Company Act of 1940.

WHAT ARE EXCHANGE-TRADED FUNDS?

An exchange-traded fund (“ETF”) is an investment company which offers shares that are listed on a U.S. securities exchange.  Shares of ETFs, because they are listed on a stock exchange, can be traded throughout the day on that stock exchange at market-determined prices.  ETFs typically invest predominantly in the securities comprising an underlying index.  As such, the ETF itself is an index fund.

WHAT IS TDAX FUNDS, INC.?

TDAX Funds, Inc. is an investment company with a series of five underlying “lifecycle” fund portfolios.  Each portfolio is designed for investors with different expected investment horizons.  Each Fund offers shares, known as TDAX Independence Target Date Shares, that are listed on the New York Stock Exchange (“NYSE”).  TDAX Independence Target Date Shares are not individually redeemable by the Funds but trade on the NYSE in individual share lots.  Each Fund seeks to invest in a portfolio of securities that substantially replicates a particular “lifecycle” benchmark index (the “Underlying Index” or “Index”).  XShares Advisors LLC (the “Advisor”) serves as the investment advisor to each Fund.

WHAT IS “LIFECYCLE” INVESTING?

Lifecycle investing is an investment technique that starts by targeting a particular investment horizon.  That investment horizon corresponds to the date the investor expects to need his or her invested assets.  For some investors, that date may be the investor’s expected retirement date.  For other investors, it may be another life event, such as purchase of a vacation home, payment of college tuition or expenses, payments for weddings or nursing home care.  Lifecycle investing then uses a single investment (typically, a fund) that is diversified among a variety of asset classes, such as stocks and bonds, to seek to prudently maximize capital appreciation at the target date.  The fund automatically rebalances its investment portfolio, periodically altering the portfolio’s allocations among each asset class, as the target date approaches to move over time from an aggressive portfolio construction to a more conservative portfolio construction at the target date.  After the target date, the fund will periodically move from a conservative portfolio construction to a marginally less conservative portfolio construction.

WHAT ARE THE UNDERLYING INDEXES AND HOW ARE THEY CREATED AND MAINTAINED?

The Underlying Indexes are designed to reflect a portfolio of investments that can be used for lifecycle investing with respect to five different target dates. Zacks Investment Research (“Zacks” or the “Index Creator”) is the creator of each of the Underlying Indexes.  Each Underlying Index is comprised of a mix of securities from three broad asset classes, international equities, domestic equities, and fixed income (including, cash, cash equivalents or short-term money market instruments).  Each Underlying Index automatically rebalances annually, or quarterly when necessary, along a “glidepath” designed to prudently maximize capital appreciation at the target dates.  “Glidepath” refers to an Underlying Index’s asset allocation strategy over time.  Gradually, an Underlying Index’s allocations among the different classes of securities will adjust from a more aggressive allocation at inception to a more conservative allocation as the target date approaches.  Upon reaching the target date, each Underlying Index has a very conservative allocation, relative to its Lipper benchmark, as discussed below.  In general, more aggressive allocations place a higher percentage of assets in equities (US and international equities) rather than in fixed income securities, whereas conservative allocations focus more heavily on investments in fixed income securities.

Upon reaching the target date, or at inception with respect to the Zacks In-Target Lifecycle Index, each Underlying Index will have approximately a 10% allocation to equity securities.  Over the next five years, allocations shift from conservative to more moderately-conservative allocations, allowing for a larger exposure to equities than at the target date.  To achieve a moderately-conservative allocation, each Underlying Index following the target date, or inception date with respect to the Zacks In-Target Lifecycle Index, will slowly increase its allocation to equity securities until in the fifth year after the target date the allocation to equity securities will range between 20-40%, as determined by the equity allocation of the Lipper Mixed-Target Allocation Conservative Funds Index at that time (“Moderately-Conservative Allocation”).  These allocations will thereafter generally remain static to perpetuity.  However, the Underlying Index may from time to time be rebalanced five years after the target date, and annually thereafter as necessary to retain the similarity in allocations to the Lipper Mixed-Target Allocation Conservative Funds Index if its equity to fixed income allocations vary by more than 5% compared to that Index.

Each Underlying Index focuses on a different target date and is comprised of a diversified group of equity and fixed income securities.  Each Underlying Index has as a benchmark a corresponding target date of a Lipper Mixed-Asset Target Index, or in the case of the Zacks In-Target Lifecycle Index, the Lipper Mixed-Target Allocation Conservative Funds Index.  Each of the Lipper Mixed Asset Target Indices is an index of mutual funds in the Lipper Mixed Asset category.  The Lipper Mixed-Asset Target Allocation Conservative Funds Index is an index of mutual funds that maintains between 20-40% allocation to equity securities, with the remainder in bonds, cash or cash equivalents.

The Underlying Indexes have been developed with respect to the following target dates:

1) Year 2010
2) Year 2020
3) Year 2030
4) Year 2040
5) In-Target Date (for investors who are currently at or near their target date)

Based on its own proprietary intellectual model, Zacks has established specific criteria for determining which securities will represent each of the three broad asset classes and therefore be eligible for inclusion in the Underlying Indexes (the “Index Methodology”).  The equity securities that comprise each Underlying Index are identical, only their weightings differ depending on the allocation assigned to these asset classes at any given point in time and depending on the target date for each Underlying Index.  The fixed income securities comprising each Underlying Index will differ in that each Underlying Index will be comprised of fixed income securities whose duration seeks to match the time remaining to the target date of that Underlying Index.  Each Underlying Index will be administered by Zacks, which also serves as Index Administrator.  As Index Administrator, Zacks will employ the Index Methodology to determine the composition of each Underlying Index.  Mergent, Inc. acts as “index calculation agent” for Zacks in connection with the calculation and dissemination of each Underlying Index.  Amerivest Investment Management, LLC (“Amerivest”) and BNY Investment Advisors (“BNY”) act as investment sub-advisors to the Funds.  BNY will be responsible for the day-to-day management of each Fund’s portfolio, which involves principally reconfiguring the portfolio of each Fund annually, or quarterly when necessary, to reflect the reconfiguration of each Underlying Index by the Index Administrator.  Amerivest will provide portfolio consulting to the Advisor and oversight over BNY, which involves reviewing the portfolio of securities of each Fund against its respective Underlying Index, assisting in resolving any pricing issues and assisting in the development of trading strategies.

The securities that represent each of the three broad asset classes  are:

Equity Securities - The equity portion of the Underlying Index will be comprised of two broad asset classes; international equity securities and domestic equity securities.  The equity portion is expected to be well diversified and will include approximately 400 securities.

International equity securities: for this asset class, common stocks of foreign companies, foreign real estate investment trusts and American Depositary Receipts (“ADRs”) of securities of foreign companies may be selected.  Only securities of companies within the MSCI EAFE Index are eligible for inclusion in the Underlying Indexes. The Morgan Stanley EAFE Index is an unmanaged index based on share prices of over 1,400 companies listed on stock exchanges in Europe, Australasia and the Far East.  There are currently 21 developed-market countries represented in the Morgan Stanley EAFE Index.  As of August 1, 2007, companies in the MSCI EAFE Index had a capitalization range from approximately $300 million to $230 billion.

Domestic equity securities: for this asset class, common stocks of U.S. companies and U.S. real estate investment trusts may be selected.  Only securities within the Russell 3000 Index are eligible for inclusion in the Underlying Indexes. The domestic equity portion may include securities from all capitalization ranges.

Fixed income securities - The fixed income portion of the Underlying Index generally will be comprised of approximately 100 securities consisting of bonds, treasury bills and notes, mortgage real estate investment trusts and other fixed income securities (including, cash, cash equivalents or short-term money market instruments).  Only investment-grade fixed income securities (i.e., fixed income securities classified within the four highest ratings of a nationally recognized statistical rating organization such as Moody’s Investors Service or Standard & Poor’s or, if unrated, determined by Zacks to be of comparable quality) are eligible for inclusion in the Underlying Indexes.

The Index Administrator, using the proprietary Index Methodology developed by the Index Creator, will select securities from the equity securities asset class by taking into consideration capitalization, style, sector and country of a particular issuer, as described below.  Each Underlying Index, for the domestic equity portion, is expected to maintain a capitalization allocation of 60% in large capitalization securities, 15% in mid-capitalization securities and 25% in small capitalization securities; style neutrality by allocating approximately equal weightings to “growth” and “value” securities; and sector neutrality by maintaining sector exposure roughly in line with that of the Russell 3000 universe.  The international equity portion of each Underlying Index will seek to maintain country neutrality by maintaining country exposure that is generally in line with that of the MSCI EAFE Index.

For purposes of determining market capitalization weightings in the domestic equity portion, (i) large capitalization securities are defined as securities from the largest 200 companies (determined by market capitalization) in the Russell 3000 Index (as of June 30, 2007, these companies had a capitalization range from approximately $472 billion to $18 billion), (ii) mid-capitalization securities are defined as securities from the largest 800 companies (determined by market capitalization) in the Russell 3000 Index that follow the large capitalization securities (as of June 30, 2007, these companies had a capitalization range from approximately $18 billion to $2 billion), and (iii) small capitalization securities are defined as the remaining securities in the Russell 3000 Index (as of June 30, 2007, these companies had a capitalization range from approximately $2 billion to $98 million).

As noted, for fixed income security exposure, approximately 100 securities are selected whose duration seeks to collectively match the time to the target date of the Underlying Index.  Duration is defined as the weighted average term to maturity of a security’s cash flows.  It is a measure of the price sensitivity of a fixed income security to changes in interest rates. Generally, the greater a bond’s duration, the greater its price volatility in response to changes in interest rates.  Duration is stated in years.  For example, a five-year duration means the bond will decrease in value by 5% if interest rates rise 1% and increase in value by 5% if interest rates fall by 1%.  Each Underlying Index will have a weighted average duration that approximates the time remaining to the target date, or in the case of the Zacks 2040 Lifecycle Index, a weighted average duration that as nearly as possible approximates that duration.  For example, the Zacks 2010 Lifecycle Index will have a duration of three years on 12/31/2007 to match the target date of 12/31/2010.  Each Underlying Index will reduce its duration as the target date approaches.

Following the target date, the duration will increase each year up to a maximum duration of five years.

Once each Underlying Index is established, the Index Methodology adjusts the relative weightings of each asset class within each Index, and may adjust the relative weightings of subsectors of one or more asset classes along the “Glidepath,” gradually moving from a more aggressive to a more conservative allocation as the target date approaches, and then gradually back to a more Moderately-Conservative Allocation following the target date.

Information about each Underlying Index, including the component securities in each Underlying Index and value of the securities in each Underlying Index are posted throughout the trading day every 15 seconds and are available through Reuters under the following symbols:

Zacks 2010 Lifecycle Index	TDAXTN
Zacks 2020 Lifecycle Index	TDAXTW
Zacks 2030 Lifecycle Index	TDAXTH
Zacks 2040 Lifecycle Index	TDAXFO
Zacks In-Target Lifecycle Index	TDAXIT

OVERVIEW OF THE INVESTMENT OBJECTIVES AND STRATEGIES OF THE FUNDS

Each Fund’s investment objective is to seek to track the performance, before fees and expenses, of a particular Underlying Index.  Each Fund’s investment objective is not fundamental and may be changed without shareholder approval.  Shareholders will be given 60 days notice of any change in a Fund’s investment objective.  The Advisor uses a passive, or indexing, approach in managing the Funds.  Unlike many mutual funds, the Funds do not seek to outperform any particular market sector and will not assume temporary defensive positions when markets decline or appear overvalued.  Each Fund will invest at least 90% of its assets in the securities of the Underlying Index, or in American Depositary Receipts (“ADRs”) based on international equity securities in the Underlying Index.  Such securities may include international and domestic equity securities (including common stocks and real estate investment trusts) and fixed income securities (including, bonds, treasury bills and notes, mortgage real estate investment trusts, cash, cash equivalents and short-term money market instruments).  The Funds will provide shareholders with at least 60 days’ notice of any change in these policies.  Each Fund may also invest up to 10% of its assets in futures contracts, options on futures contracts, options, as well as swaps on securities of companies in the Underlying Index (subject to applicable limitations of the Investment Company Act of 1940, as amended (the “1940 Act”)).  Each Fund will attempt to replicate the Underlying Index by matching the weighting of securities in its portfolio with such securities’ weightings in the Underlying Index.  In managing the Funds, the Advisor seeks a correlation of 0.95 or better between each Fund’s performance and the performance of the Underlying Index.  A figure of 1.00 would represent perfect correlation.  There is no guarantee that the Advisor will be able to obtain this level of correlation.

From time to time, the Advisor may pursue a sampling strategy in managing a portion of the portfolio.  Pursuant to this strategy, a Fund may invest a portion of its assets in securities not included in an Underlying Index if the Advisor believes that investment in such securities is in the best interests of Fund shareholders and that such securities will assist the Fund in tracking the Underlying Index.  For example, in some cases certain international securities may be available only in certain share lot sizes or the transaction costs associated with a purchase of a very small position in a fixed income security may be prohibitive.  In these cases, a Fund may employ a sampling strategy instead of investing in these particular instruments.  If a Fund pursues a sampling strategy, it will continue to invest at least 90% of its assets in the securities of the Underlying Index, or in ADRs based on equity securities of international companies in the Underlying Index.  See “Additional Information About The Funds, Their Principal Strategies And Related Risks” for more information about the use of a sampling strategy.

Limitations and restrictions on the level of investment in securities that are discussed in this Prospectus and that are expressed in terms of percentage limitations are measured at the time of investment, unless specifically indicated otherwise.  Changes in market values that cause a percentage limitation to be exceeded will not necessarily require that securities be sold.

The following is a summary of the investment objectives, principal investment strategies and principal risks of each of the Funds.  Further information about the Funds and their risks can be found in “Additional Information About the Funds, Their Principal Strategies and Related Risks” in this Prospectus and in the Statement of Additional Information.

TDAX Independence 2010 Exchange-Traded Fund

Trading Symbol:	TDD
CUSIP Number:	87238A 108
Underlying Index (Symbol):	Zacks 2010 Lifecycle Index (TDAXTN)
Inception Date:	September 26, 2007

INVESTMENT OBJECTIVE

The Fund seeks to track the performance, before fees and expenses, of the Zacks 2010 Lifecycle Index.  The Fund’s investment objective is not fundamental and may be changed without shareholder approval.  Shareholders will be given 60 days notice of any change in investment objective.

PRINCIPAL INVESTMENT STRATEGIES

The Fund employs a “passive management” investment strategy designed to track the performance of the Zacks 2010 Lifecycle Index, an index of securities from three broad asset classes: international equities, domestic equities, and fixed income, that is designed to represent a diversified portfolio of securities with the potential to outperform the Lipper Mixed-Asset Target 2010 Index, on a risk adjusted basis.  The Zacks 2010 Lifecycle Index initial allocation will be approximately 8% in international equities, 25% in domestic equities and 67% in fixed income and will be systematically reconstituted and rebalanced annually, or quarterly when necessary, pursuant to a proprietary methodology developed by Zacks.  The weighted average duration for the fixed income securities will, collectively, match the time to the target termination date.  Following the target date, the duration will increase each year up to a maximum duration of five years.  The securities in the universe are selected using a proprietary methodology developed by Zacks.

As its primary strategy, the Fund attempts to replicate the Underlying Index by investing at least 90%, and typically substantially all, of its assets in the securities that make up the Underlying Index, holding each security in approximately the same proportion as its weighting in the Underlying Index.  The securities comprising the Underlying Index include equity securities of U.S. and international companies (including common stocks and real estate investment trusts), American Depositary Receipts (“ADRs”) based on equity securities of international companies and fixed income securities (including, bonds, treasury bills and notes, mortgage real estate investment trusts, cash, cash equivalents and short-term money market instruments).  The Fund will provide shareholders with at least 60 days’ notice of any change in these policies.  The Fund may also invest up to 10% of its assets in futures contracts, options on futures contracts, options, as well as swaps on securities of companies in the Underlying Index (subject to applicable limitations of the 1940 Act).

The Fund may also sample, rather than replicate, the Underlying Index by holding equity securities and fixed income securities that, in the aggregate, are intended to approximate the Underlying Index in terms of key characteristics, such as price/earnings ratio, earnings growth, maturity, duration, or dividend yield.  If the Fund pursues a sampling strategy, it will continue to invest at least 90% of its assets in the securities of the Underlying Index, or in ADRs based on equity securities of international companies in the Underlying Index.

PRINCIPAL RISKS

The Fund is subject to certain risks.  Certain of these risks are described below.  For a more detailed discussion of some of these risks, see “Additional Information Regarding the Funds, their Principal Strategies and Related Risks” below.

•
The Fund is subject to stock market risk, which is the risk that stock prices overall will decline over a given period of time.  The Fund’s total return, like stock prices generally, will fluctuate within a wide range, so an investor could lose money over short or even long periods.  Stock markets tend to be volatile, with periods of rising prices and periods of falling prices.

•
The Fund is subject to index risk, which is the risk that stocks in the Underlying Index may under-perform fixed income investments or stock market investments that track other markets, segments or sectors.  The Advisor does not actively manage the Fund and therefore does not attempt to analyze, quantify or control the risks associated with investing in stocks of companies in the Underlying Index.

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The Fund is subject to small- and mid- capitalization risk, which is the risk that returns from small- and mid-capitalization stocks may trail returns from the overall stock market.  Historically, these stocks have been more volatile in price than the large-capitalization stocks.

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The Fund is subject to index sampling risk, which is the risk that, when employing a sampling strategy, the stocks held by the Fund will not provide investment performance tracking the Underlying Index.

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The Fund is subject to market price risk, which is the risk associated with the fact that the TDAX Independence Target Date Shares are listed on the New York Stock Exchange (the “NYSE”) and can be bought and sold in the secondary market at market prices.  Although it is expected that the market price of the TDAX Independence Target Date Shares typically will approximate its NAV, there may be times when the market price and the NAV differ significantly.  Thus, you may pay more than NAV when buying TDAX Independence Target Date Shares on the secondary market, and you may receive less than NAV when you sell TDAX Independence Target Date Shares.

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The Fund is subject to foreign securities risk, which is the risk that political and economic events unique to a foreign country or region will affect those markets and their issuers.  These events will not necessarily affect the U.S. economy or similar issuers located in the United States.  In addition, investments in foreign countries are generally denominated in a foreign currency.  As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund’s investments.  These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer’s home country.

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The Fund is subject to secondary market risk.  Although the TDAX Independence Target Date Shares are listed for trading on the NYSE, it is possible that an active trading market may not be maintained.  Trading of the TDAX Independence Target Date Shares on the

NYSE may be halted if NYSE officials deem such action appropriate, if the TDAX Independence Target Date Shares are delisted from the NYSE or if the activation of market-wide “circuit breakers” halts stock trading generally.

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The Fund is subject to REIT risk. The Fund’s investments in the securities of REITs may subject the Fund to the risks associated with the direct ownership of real estate.  Also, when investing in REITs, in addition to the advisory fees and other expenses the Fund bears directly in connection with its own operations, the Fund will also bear its pro rata portion of the REITs management fees and other expenses. As such, the Fund’s shareholders would indirectly bear the expenses of the Fund and the REITs, some or all of which would be duplicative.

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The Fund is subject to fixed income risk.  The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the credit risk of individual issuers.  Generally, the Fund’s fixed income securities will decrease in value if interest rates rise, and the volatility of lower rated securities is even greater than that of higher rated securities.

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The Fund is subject to derivatives risk, which is the risk associated with stock futures and options contracts, warrants, convertible securities, and swap agreements, which are types of derivatives.  Investments in derivatives may subject the Fund to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes.

PERFORMANCE INFORMATION

The Fund has not yet begun operations, so performance information is not yet available.

FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold TDAX Independence Target Date Shares in the Fund.  Transaction costs incurred by the Fund for buying and selling securities are not reflected in the table.  Operating Expenses are expressed as a percentage of average daily net assets and are based upon estimated amounts for the current fiscal year.

SHAREHOLDER FEES (fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases:	None
Transaction Fee on Purchases and Redemptions:	Varies[1]

ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund’s assets)

Management Fee[2]:	0.65%
Other Expenses[3]:	0.08%
Acquired Fund Fees and Expenses[3]:	0.00%
TOTAL ANNUAL FUND OPERATING EXPENSES:	0.73%
Less: Expense Reduction/Reimbursement [4]	0.08%
NET ANNUAL OPERATING EXPENSES[4]:	0.65%

[1] An investor purchasing or redeeming Creation Units of the Fund will pay to the Fund a transaction fee of $500, plus an additional fee of up to $2,500 if the investor does not create or redeem through the NSCC (for a total of up to $3,000).  An investor buying or selling the Fund in the secondary market will pay a commission to his broker in an amount established by the broker.  Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above.
[2]  The Fund pays the Advisor a single, unified management fee for arranging for certain non-distribution related services necessary for the Fund to operate.  For more information about the unified management fee, see “Investment Adviser” under “Fund Management”.
[3]“Other Expenses” and “Acquired Fund Fees and Expenses” are based on estimated amounts for the current fiscal year.
[4] Amerivest has contractually agreed to pay Fund operating expenses (excluding, among other things, interest, taxes, brokerage commissions and extraordinary expenses) in order to limit Net Annual Operating Expenses for shares of the Fund to 0.65% of the Fund’s average net assets (the “Expense Cap”).  The Expense Cap will remain in effect until at least September 30, 2008.  Amerivest is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years.  This reimbursement may be requested by Amerivest if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the Expense Cap.

The Fund sells and redeems TDAX Independence Target Date Shares only in Creation Units and principally on an in-kind basis for portfolio securities of the Underlying Index.  TDAX INDEPENDENCE TARGET DATE SHARES   IN LESS THAN CREATION UNIT AGGREGATIONS ARE NOT REDEEMABLE.  The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds.  It illustrates the hypothetical expenses that such investors would incur over various periods if they invest $10,000 in the Fund.  The example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same.  This example does not include the brokerage commissions that retail investors will pay to buy and sell TDAX Independence Target Date Shares.  It also does not include the transaction fees on purchases and redemptions of Creation Units, because these fees will not be imposed on retail investors.

1 YEAR	3 YEARS
$67	$209

These examples should not be considered to represent actual expenses or performance from the past or for the future.  Actual future expenses may be higher or lower than those shown.

CREATION UNIT TRANSACTION FEES AND REDEMPTION TRANSACTION FEES

The Fund issues and redeems shares at NAV and only in Creation Unit blocks of 200,000.  As a practical matter, only institutions or large investors purchase or redeem Creation Units.  A standard Creation Unit transaction fee of $500 is charged for each purchase of Creation Units, regardless of the number of Creation Unit shares acquired.  An investor redeeming Creation Unit shares will be charged a standard redemption transaction fee of $500, regardless of the number of Creation Unit shares redeemed.*  The value of a Creation Unit of the Fund, as of the date of this Prospectus, was approximately $5,000,000.  Investors holding Creation Units will also pay the Annual Fund Operating Expenses described in the table above.  Assuming an investment in a Creation Unit of $5,000,000, a 5% return, and assuming that the Fund’s operating expenses remain the same and the Creation Units are redeemed at the end of each period, a purchaser of Creation Units will incur the following costs:

1 YEAR	3 YEARS
$17,250	$52,750

*If a Creation Unit is purchased or redeemed outside of usual process through the NSCC or for cash an additional variable fee of up to five times the standard creation or redemption transaction fee will be charged.

TDAX Independence 2020 Exchange-Traded Fund

Trading Symbol:	TDH
CUSIP Number:	87238A 207
Underlying Index (Symbol):	Zacks 2020 Lifecycle Index (TDAXTW)
Inception Date:	September 26, 2007

INVESTMENT OBJECTIVE

The Fund seeks to track the performance, before fees and expenses, of the Zacks 2020 Lifecycle Index.  The Fund’s investment objective is not fundamental and may be changed without shareholder approval.  Shareholders will be given 60 days notice of any change in investment objective.

PRINCIPAL INVESTMENT STRATEGIES

The Fund employs a “passive management” investment strategy designed to track the performance of the Zacks 2020 Lifecycle Index, an index of securities from three broad asset classes: international equities, domestic equities, and fixed income, that is designed to represent a diversified portfolio of securities with the potential to outperform the Lipper Mixed-Asset Target 2020 Index, on a risk adjusted basis.  The Zacks 2020 Lifecycle Index initial allocation will be approximately 17% in international equities, 50% in domestic equities and 33% in fixed income and will be systematically reconstituted and rebalanced annually, or quarterly when necessary, pursuant to a proprietary methodology developed by Zacks.  The weighted average duration for the fixed income securities will, collectively, match the time to the target termination date.  Following the target date, the duration will increase each year up to a maximum duration of five years.  The securities in the universe are selected using a proprietary methodology developed by Zacks.

As its primary strategy, the Fund attempts to replicate the Underlying Index by investing at least 90%, and typically substantially all, of its assets in the securities that make up the Underlying Index, holding each security in approximately the same proportion as its weighting in the Underlying Index.  The securities comprising the Underlying Index include equity securities of U.S. and international companies (including common stocks and real estate investment trusts), American Depositary Receipts (“ADRs”) based on equity securities of international companies and fixed income securities (including, bonds, treasury bills and notes, mortgage real estate investment trusts, cash, cash equivalents and short-term money market instruments).  The Fund will provide shareholders with at least 60 days’ notice of any change in these policies.  The Fund may also invest up to 10% of its assets in futures contracts, options on futures contracts, options, as well as swaps on securities of companies in the Underlying Index (subject to applicable limitations of the 1940 Act).

The Fund may also sample, rather than replicate, the Underlying Index by holding equity securities and fixed income securities that, in the aggregate, are intended to approximate the Underlying Index in terms of key characteristics, such as price/earnings ratio, earnings growth, maturity, duration, or dividend yield.  If the Fund pursues a sampling strategy, it will continue to invest at least 90% of its assets in the securities of the Underlying Index, or in ADRs based on equity securities of international companies in the Underlying Index.

PRINCIPAL RISKS

The Fund is subject to certain risks.  Certain of these risks are described below.  For a more detailed discussion of some of these risks, see “Additional Information Regarding the Funds, their Principal Strategies and Related Risks” below.

•
The Fund is subject to stock market risk, which is the risk that stock prices overall will decline over a given period of time.  The Fund’s total return, like stock prices generally, will fluctuate within a wide range, so an investor could lose money over short or even long periods.  Stock markets tend to be volatile, with periods of rising prices and periods of falling prices.

•
The Fund is subject to index risk, which is the risk that stocks in the Underlying Index may under-perform fixed income investments or stock market investments that track other markets, segments or sectors.  The Advisor does not actively manage the Fund and therefore does not attempt to analyze, quantify or control the risks associated with investing in stocks of companies in the Underlying Index.

•
The Fund is subject to small- and mid- capitalization risk, which is the risk that returns from small- and mid-capitalization stocks may trail returns from the overall stock market.  Historically, these stocks have been more volatile in price than the large-capitalization stocks.

•
The Fund is subject to index sampling risk, which is the risk that, when employing a sampling strategy, the stocks held by the Fund will not provide investment performance tracking the Underlying Index.

•
The Fund is subject to market price risk, which is the risk associated with the fact that the TDAX Independence Target Date Shares are listed on the New York Stock Exchange (the “NYSE”) and can be bought and sold in the secondary market at market prices.  Although it is expected that the market price of the TDAX Independence Target Date Shares typically will approximate its NAV, there may be times when the market price and the NAV differ significantly.  Thus, you may pay more than NAV when buying TDAX Independence Target Date Shares on the secondary market, and you may receive less than NAV when you sell TDAX Independence Target Date Shares.

•
The Fund is subject to foreign securities risk, which is the risk that political and economic events unique to a foreign country or region will affect those markets and their issuers.  These events will not necessarily affect the U.S. economy or similar issuers located in the United States.  In addition, investments in foreign countries are generally denominated in a foreign currency.  As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund’s investments.  These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer’s home country.

•
The Fund is subject to secondary market risk.  Although the TDAX Independence Target Date Shares are listed for trading on the NYSE, it is possible that an active trading market may not be maintained.  Trading of the TDAX Independence Target Date Shares on the NYSE may be halted if NYSE officials deem such action appropriate, if the TDAX Independence Target Date Shares are delisted from the NYSE or if the activation of market-wide “circuit breakers” halts stock trading generally.

•
The Fund is subject to REIT risk. The Fund’s investments in the securities of REITs may subject the Fund to the risks associated with the direct ownership of real estate.  Also, when investing in REITs, in addition to the advisory fees and other expenses the Fund bears directly in connection with its own operations, the Fund will also bear its pro rata portion of the REITs management fees and other expenses. As such, the Fund’s shareholders would indirectly bear the expenses of the Fund and the REITs, some or all of which would be duplicative.

•
The Fund is subject to fixed income risk.  The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the credit risk of individual issuers.  Generally, the Fund’s fixed income securities will decrease in value if interest rates rise, and the volatility of lower rated securities is even greater than that of higher rated securities.

•
The Fund is subject to derivatives risk, which is the risk associated with stock futures and options contracts, warrants, convertible securities, and swap agreements, which are types of derivatives.  Investments in derivatives may subject the Fund to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes.

PERFORMANCE INFORMATION

The Fund has not yet begun operations, so performance information is not yet available.

FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold TDAX Independence Target Date Shares in the Fund.  Transaction costs incurred by the Fund for buying and selling securities are not reflected in the table.  Operating Expenses are expressed as a percentage of average daily net assets and are based upon estimated amounts for the current fiscal year.

SHAREHOLDER FEES (fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases:	None
Transaction Fee on Purchases and Redemptions:	Varies[1]

ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund’s assets)

Management Fee[2]:	0.65%
Other Expenses[3]:	0.08%
Acquired Fund Fees and Expenses:	0.00%
TOTAL ANNUAL FUND OPERATING EXPENSES:	0.73%
Less: Expense Reduction/Reimbursement [4]	0.08%
NET ANNUAL OPERATING EXPENSES[4]:	0.65%

[1] An investor purchasing or redeeming Creation Units of the Fund will pay to the Fund a transaction fee of $500, plus an additional fee of up to $2,500 if the investor does not create or redeem through the NSCC (for a total of up to $3,000).  An investor buying or selling the Fund in the secondary market will pay a commission to his broker in an amount established by the broker.  Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above.
[2]  The Fund pays the Advisor a single, unified management fee for arranging for certain non-distribution related services necessary for the Fund to operate.  For more information about the unified management fee, see “Investment Adviser” under “Fund Management”.
[3]“Other Expenses” and “Acquired Fund Fees and Expenses” are based on estimated amounts for the current fiscal year.
[4] Amerivest has contractually agreed to pay Fund operating expenses (excluding, among other things, interest, taxes, brokerage commissions and extraordinary expenses) in order to limit Net Annual Operating Expenses for shares of the Fund to 0.65% of the Fund’s average net assets (the “Expense Cap”).  The Expense Cap will remain in effect until at least September 30, 2008.  Amerivest is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years.  This reimbursement may be requested by Amerivest if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the Expense Cap.

The Fund sells and redeems TDAX Independence Target Date Shares only in Creation Units and principally on an in-kind basis for portfolio securities of the Underlying Index.  TDAX INDEPENDENCE TARGET DATE SHARES IN LESS THAN CREATION UNIT AGGREGATIONS ARE NOT REDEEMABLE.  The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds.  It illustrates the hypothetical expenses that such investors would incur over various periods if they invest $10,000 in the Fund.  The example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same.  This example does not include the brokerage commissions that retail investors will pay to buy and sell TDAX Independence Target Date Shares.  It also does not include the transaction fees on purchases and redemptions of Creation Units, because these fees will not be imposed on retail investors.

1 YEAR	3 YEARS
$67	$209

These examples should not be considered to represent actual expenses or performance from the past or for the future.  Actual future expenses may be higher or lower than those shown.

CREATION UNIT TRANSACTION FEES AND REDEMPTION TRANSACTION FEES

The Fund issues and redeems shares at NAV and only in Creation Unit blocks of 200,000.  As a practical matter, only institutions or large investors purchase or redeem Creation Units.  A standard Creation Unit transaction fee of $500 is charged for each purchase of Creation Units, regardless of the number of Creation Unit shares acquired.  An investor redeeming Creation Unit shares will be charged a standard redemption transaction fee of $500, regardless of the number of Creation Unit shares redeemed.*  The value of a Creation Unit of the Fund, as of the date of this Prospectus, was approximately $5,000,000.  Investors holding Creation Units will also pay the Annual Fund Operating Expenses described in the table above.  Assuming an investment in a Creation Unit of $5,000,000, a 5% return, and assuming that the Fund’s operating expenses remain the same and the Creation Units are redeemed at the end of each period, a purchaser of Creation Units will incur the following costs:

1 YEAR	3 YEARS
$17,250	$52,750

*If a Creation Unit is purchased or redeemed outside of usual process through the NSCC or for cash an additional variable fee of up to five times the standard creation or redemption transaction fee will be charged.

TDAX Independence 2030 Exchange-Traded Fund

Trading Symbol:	TDN
CUSIP Number:	87238A 306
Underlying Index (Symbol):	Zacks 2030 Lifecycle Index (TDAXTH)
Inception Date:	September 26, 2007

INVESTMENT OBJECTIVE

The Fund seeks to track the performance, before fees and expenses, of the Zacks 2030 Lifecycle Index.  The Fund’s investment objective is not fundamental and may be changed without shareholder approval.  Shareholders will be given 60 days notice of any change in investment objective.

PRINCIPAL INVESTMENT STRATEGIES

The Fund employs a “passive management” investment strategy designed to track the performance of the Zacks 2030 Lifecycle Index, an index of securities from three broad asset classes: international equities, domestic equities, and fixed income, that is designed to represent a diversified portfolio of securities with the potential to outperform the Lipper Mixed-Asset Target 2030 Index, on a risk adjusted basis.  The Zacks 2030 Lifecycle Index initial allocation will be approximately 22% in international equities, 66% in domestic equities and 12% in fixed income and will be systematically reconstituted and rebalanced annually, or quarterly when necessary, pursuant to a proprietary methodology developed by Zacks.  The weighted average duration for the fixed income securities will, collectively, match the time to the target termination date.  Following the target date, the duration will increase each year up to a maximum duration of five years.  The securities in the universe are selected using a proprietary methodology developed by Zacks.

As its primary strategy, the Fund attempts to replicate the Underlying Index by investing at least 90%, and typically substantially all, of its assets in the securities that make up the Underlying Index, holding each security in approximately the same proportion as its weighting in the Underlying Index.  The securities comprising the Underlying Index include equity securities of U.S. and international companies (including common stocks and real estate investment trusts), American Depositary Receipts (“ADRs”) based on equity securities of international companies and fixed income securities (including, bonds, treasury bills and notes, mortgage real estate investment trusts, cash, cash equivalents and short-term money market instruments).  The Fund will provide shareholders with at least 60 days’ notice of any change in these policies.  The Fund may also invest up to 10% of its assets in futures contracts, options on futures contracts, options, as well as swaps on securities of companies in the Underlying Index (subject to applicable limitations of the 1940 Act).

The Fund may also sample, rather than replicate, the Underlying Index by holding equity securities and fixed income securities that, in the aggregate, are intended to approximate the Underlying Index in terms of key characteristics, such as price/earnings ratio, earnings growth, maturity, duration, or dividend yield.  If the Fund pursues a sampling strategy, it will continue to invest at least 90% of its assets in the securities of the Underlying Index, or in ADRs based on equity securities of international companies in the Underlying Index.

PRINCIPAL RISKS

The Fund is subject to certain risks.  Certain of these risks are described below.  For a more detailed discussion of some of these risks, see “Additional Information Regarding the Funds, their Principal Strategies and Related Risks” below.

•
The Fund is subject to stock market risk, which is the risk that stock prices overall will decline over a given period of time.  The Fund’s total return, like stock prices generally, will fluctuate within a wide range, so an investor could lose money over short or even long periods.  Stock markets tend to be volatile, with periods of rising prices and periods of falling prices.

•
The Fund is subject to index risk, which is the risk that stocks in the Underlying Index may under-perform fixed income investments or stock market investments that track other markets, segments or sectors.  The Advisor does not actively manage the Fund and therefore does not attempt to analyze, quantify or control the risks associated with investing in stocks of companies in the Underlying Index.

•
The Fund is subject to small- and mid- capitalization risk, which is the risk that returns from small- and mid-capitalization stocks may trail returns from the overall stock market.  Historically, these stocks have been more volatile in price than the large-capitalization stocks.

•
The Fund is subject to index sampling risk, which is the risk that, when employing a sampling strategy, the stocks held by the Fund will not provide investment performance tracking the Underlying Index.

•
The Fund is subject to market price risk, which is the risk associated with the fact that the TDAX Independence Target Date Shares are listed on the New York Stock Exchange (the “NYSE”) and can be bought and sold in the secondary market at market prices.  Although it is expected that the market price of the TDAX Independence Target Date Shares typically will approximate its NAV, there may be times when the market price and the NAV differ significantly.  Thus, you may pay more than NAV when buying TDAX Independence Target Date Shares on the secondary market, and you may receive less than NAV when you sell TDAX Independence Target Date Shares.

•
The Fund is subject to foreign securities risk, which is the risk that political and economic events unique to a foreign country or region will affect those markets and their issuers.  These events will not necessarily affect the U.S. economy or similar issuers located in the United States.  In addition, investments in foreign countries are generally denominated in a foreign currency.  As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund’s investments.  These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer’s home country.

•
The Fund is subject to secondary market risk.  Although the TDAX Independence Target Date Shares are listed for trading on the NYSE, it is possible that an active trading market may not be maintained.  Trading of the TDAX Independence Target Date Shares on the

NYSE may be halted if NYSE officials deem such action appropriate, if the TDAX Independence Target Date Shares are delisted from the NYSE or if the activation of market-wide “circuit breakers” halts stock trading generally.

•
The Fund is subject to REIT risk. The Fund’s investments in the securities of REITs may subject the Fund to the risks associated with the direct ownership of real estate.  Also, when investing in REITs, in addition to the advisory fees and other expenses the Fund bears directly in connection with its own operations, the Fund will also bear its pro rata portion of the REITs management fees and other expenses. As such, the Fund’s shareholders would indirectly bear the expenses of the Fund and the REITs, some or all of which would be duplicative.

•
The Fund is subject to fixed income risk.  The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the credit risk of individual issuers.  Generally, the Fund’s fixed income securities will decrease in value if interest rates rise, and the volatility of lower rated securities is even greater than that of higher rated securities.

•
The Fund is subject to derivatives risk, which is the risk associated with stock futures and options contracts, warrants, convertible securities, and swap agreements, which are types of derivatives.  Investments in derivatives may subject the Fund to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes.

PERFORMANCE INFORMATION

The Fund has not yet begun operations, so performance information is not yet available.

FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold TDAX Independence Target Date Shares in the Fund.  Transaction costs incurred by the Fund for buying and selling securities are not reflected in the table.  Operating Expenses are expressed as a percentage of average daily net assets and are based upon estimated amounts for the current fiscal year.

SHAREHOLDER FEES (fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases:	None
Transaction Fee on Purchases and Redemptions:	Varies[1]

ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund’s assets)

Management Fee[2]:	0.65%
Other Expenses[3]:	0.08%
Acquired Fund Fees and Expenses:	0.00%
TOTAL ANNUAL FUND OPERATING EXPENSES:	0.73%
Less: Expense Reduction/Reimbursement [4]	0.08%
NET ANNUAL OPERATING EXPENSES[4]:	0.65%

[1] An investor purchasing or redeeming Creation Units of the Fund will pay to the Fund a transaction fee of $500, plus an additional fee of up to $2,500 if the investor does not create or redeem through the NSCC (for a total of up to $3,000).  An investor buying or selling the Fund in the secondary market will pay a commission to his broker in an amount established by the broker.  Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above.
[2]  The Fund pays the Advisor a single, unified management fee for arranging for certain non-distribution related services necessary for the Fund to operate.  For more information about the unified management fee, see “Investment Adviser” under “Fund Management”.
[3]“Other Expenses” and “Acquired Fund Fees and Expenses” are based on estimated amounts for the current fiscal year.
[4] Amerivest has contractually agreed to pay Fund operating expenses (excluding, among other things, interest, taxes, brokerage commissions and extraordinary expenses) in order to limit Net Annual Operating Expenses for shares of the Fund to 0.65% of the Fund’s average net assets (the “Expense Cap”).  The Expense Cap will remain in effect until at least September 30, 2008.  Amerivest is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years.  This reimbursement may be requested by Amerivest if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the Expense Cap.

The Fund sells and redeems TDAX Independence Target Date Shares only in Creation Units and principally on an in-kind basis for portfolio securities of the Underlying Index.  TDAX INDEPENDENCE TARGET DATE SHARES IN LESS THAN CREATION UNIT AGGREGATIONS ARE NOT REDEEMABLE.  The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds.  It illustrates the hypothetical expenses that such investors would incur over various periods if they invest $10,000 in the Fund.  The example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same.  This example does not include the brokerage commissions that retail investors will pay to buy and sell TDAX Independence Target Date Shares.  It also does not include the transaction fees on purchases and redemptions of Creation Units, because these fees will not be imposed on retail investors.

1 YEAR	3 YEARS
$67	$209

These examples should not be considered to represent actual expenses or performance from the past or for the future.  Actual future expenses may be higher or lower than those shown.

CREATION UNIT TRANSACTION FEES AND REDEMPTION TRANSACTION FEES

The Fund issues and redeems shares at NAV and only in Creation Unit blocks of 200,000.  As a practical matter, only institutions or large investors purchase or redeem Creation Units.  A standard Creation Unit transaction fee of $500 is charged for each purchase of Creation Units, regardless of the number of Creation Unit shares acquired.  An investor redeeming Creation Unit shares will be charged a standard redemption transaction fee of $500, regardless of the number of Creation Unit shares redeemed.*  The value of a Creation Unit of the Fund, as of the date of this Prospectus, was approximately $5,000,000.  Investors holding Creation Units will also pay the Annual Fund Operating Expenses described in the table above.  Assuming an investment in a Creation Unit of $5,000,000, a 5% return, and assuming that the Fund’s operating expenses remain the same and the Creation Units are redeemed at the end of each period, a purchaser of Creation Units will incur the following costs:

1 YEAR	3 YEARS
$17,250	$52,750

*If a Creation Unit is purchased or redeemed outside of usual process through the NSCC or for cash an additional variable fee of up to five times the standard creation or redemption transaction fee will be charged.

TDAX Independence 2040 Exchange-Traded Fund

Trading Symbol:	TDV
CUSIP Number:	87238A 405
Underlying Index (Symbol):	Zacks 2040 Lifecycle Index (TDAXFO)
Inception Date:	September 26, 2007

INVESTMENT OBJECTIVE

The Fund seeks to track the performance, before fees and expenses, of the Zacks 2040 Lifecycle Index.  The Fund’s investment objective is not fundamental and may be changed without shareholder approval.  Shareholders will be given 60 days notice of any change in investment objective.

PRINCIPAL INVESTMENT STRATEGIES

The Fund employs a “passive management” investment strategy designed to track the performance of the Zacks 2040 Lifecycle Index, an index of securities from three broad asset classes: international equities, domestic equities, and fixed income, that is designed to represent a diversified portfolio of securities with the potential to outperform the Lipper Mixed-Asset Target 2030+ Index, on a risk adjusted basis.  The Zacks 2040 Lifecycle Index initial allocation will be approximately 24% in international equities, 73% in domestic equities and 3% in fixed income and will be systematically reconstituted and rebalanced annually, or quarterly when necessary, pursuant to a proprietary methodology developed by Zacks.  The weighted average duration for the fixed income securities will, collectively, approximate as nearly as possible the time to the target termination date.  Following the target date, the duration will increase each year up to a maximum duration of five years.  The securities in the universe are selected using a proprietary methodology developed by Zacks.

As its primary strategy, the Fund attempts to replicate the Underlying Index by investing at least 90%, and typically substantially all, of its assets in the securities that make up the Underlying Index, holding each security in approximately the same proportion as its weighting in the Underlying Index.  The securities comprising the Underlying Index include equity securities of U.S. and international companies (including common stocks and real estate investment trusts), American Depositary Receipts (“ADRs”) based on equity securities of international companies and fixed income securities (including, bonds, treasury bills and notes, mortgage real estate investment trusts, cash, cash equivalents and short-term money market instruments).  The Fund will provide shareholders with at least 60 days’ notice of any change in these policies.  The Fund may also invest up to 10% of its assets in futures contracts, options on futures contracts, options, as well as swaps on securities of companies in the Underlying Index (subject to applicable limitations of the 1940 Act).

The Fund may also sample, rather than replicate, the Underlying Index by holding equity securities and fixed income securities that, in the aggregate, are intended to approximate the Underlying Index in terms of key characteristics, such as price/earnings ratio, earnings growth, maturity, duration, or dividend yield.  If the Fund pursues a sampling strategy, it will continue to invest at least 90% of its assets in the securities of the Underlying Index, or in ADRs based on equity securities of international companies in the Underlying Index.

PRINCIPAL RISKS

The Fund is subject to certain risks.  Certain of these risks are described below.  For a more detailed discussion of some of these risks, see “Additional Information Regarding the Funds, their Principal Strategies and Related Risks” below.

•
The Fund is subject to stock market risk, which is the risk that stock prices overall will decline over a given period of time.  The Fund’s total return, like stock prices generally, will fluctuate within a wide range, so an investor could lose money over short or even long periods.  Stock markets tend to be volatile, with periods of rising prices and periods of falling prices.

•
The Fund is subject to index risk, which is the risk that stocks in the Underlying Index may under-perform fixed income investments or stock market investments that track other markets, segments or sectors.  The Advisor does not actively manage the Fund and therefore does not attempt to analyze, quantify or control the risks associated with investing in stocks of companies in the Underlying Index.

•
The Fund is subject to small- and mid- capitalization risk, which is the risk that returns from small- and mid-capitalization stocks may trail returns from the overall stock market.  Historically, these stocks have been more volatile in price than the large-capitalization stocks.

•
The Fund is subject to index sampling risk, which is the risk that, when employing a sampling strategy, the stocks held by the Fund will not provide investment performance tracking the Underlying Index.

•
The Fund is subject to market price risk, which is the risk associated with the fact that the TDAX Independence Target Date Shares are listed on the New York Stock Exchange (the “NYSE”) and can be bought and sold in the secondary market at market prices.  Although it is expected that the market price of the TDAX Independence Target Date Shares typically will approximate its NAV, there may be times when the market price and the NAV differ significantly.  Thus, you may pay more than NAV when buying TDAX Independence Target Date Shares on the secondary market, and you may receive less than NAV when you sell TDAX Independence Target Date Shares.

•
The Fund is subject to foreign securities risk, which is the risk that political and economic events unique to a foreign country or region will affect those markets and their issuers.  These events will not necessarily affect the U.S. economy or similar issuers located in the United States.  In addition, investments in foreign countries are generally denominated in a foreign currency.  As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund’s investments.  These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer’s home country.

•
The Fund is subject to secondary market risk.  Although the TDAX Independence Target Date Shares are listed for trading on the NYSE, it is possible that an active trading market may not be maintained.  Trading of the TDAX Independence Target Date Shares on the

NYSE may be halted if NYSE officials deem such action appropriate, if the TDAX Independence Target Date Shares are delisted from the NYSE or if the activation of market-wide “circuit breakers” halts stock trading generally.

•
The Fund is subject to REIT risk. The Fund’s investments in the securities of REITs may subject the Fund to the risks associated with the direct ownership of real estate.  Also, when investing in REITs, in addition to the advisory fees and other expenses the Fund bears directly in connection with its own operations, the Fund will also bear its pro rata portion of the REITs management fees and other expenses. As such, the Fund’s shareholders would indirectly bear the expenses of the Fund and the REITs, some or all of which would be duplicative.

•
The Fund is subject to fixed income risk.  The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the credit risk of individual issuers.  Generally, the Fund’s fixed income securities will decrease in value if interest rates rise, and the volatility of lower rated securities is even greater than that of higher rated securities.

•
The Fund is subject to derivatives risk, which is the risk associated with stock futures and options contracts, warrants, convertible securities, and swap agreements, which are types of derivatives.  Investments in derivatives may subject the Fund to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes.

PERFORMANCE INFORMATION

The Fund has not yet begun operations, so performance information is not yet available.

FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold TDAX Independence Target Date Shares in the Fund.  Transaction costs incurred by the Fund for buying and selling securities are not reflected in the table.  Operating Expenses are expressed as a percentage of average daily net assets and are based upon estimated amounts for the current fiscal year.

SHAREHOLDER FEES (fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases:	None
Transaction Fee on Purchases and Redemptions:	Varies[1]

ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund’s assets)

Management Fee[2]:	0.65%
Other Expenses[3]:	0.08%
Acquired Fund Fees and Expenses:	0.00%
TOTAL ANNUAL FUND OPERATING EXPENSES:	0.73%
Less: Expense Reduction/Reimbursement [4]	0.08%
NET ANNUAL OPERATING EXPENSES[4]:	0.65%

[1] An investor purchasing or redeeming Creation Units of the Fund will pay to the Fund a transaction fee of $500, plus an additional fee of up to $2,500 if the investor does not create or redeem through the NSCC (for a total of up to $3,000).  An investor buying or selling the Fund in the secondary market will pay a commission to his broker in an amount established by the broker.  Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above.
[2]  The Fund pays the Advisor a single, unified management fee for arranging for certain non-distribution related services necessary for the Fund to operate.  For more information about the unified management fee, see “Investment Adviser” under “Fund Management”.
[3]“Other Expenses” and “Acquired Fund Fees and Expenses” are based on estimated amounts for the current fiscal year.
[4] Amerivest has contractually agreed to pay Fund operating expenses (excluding, among other things, interest, taxes, brokerage commissions and extraordinary expenses) in order to limit Net Annual Operating Expenses for shares of the Fund to 0.65% of the Fund’s average net assets (the “Expense Cap”).  The Expense Cap will remain in effect until at least September 30, 2008.  Amerivest is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years.  This reimbursement may be requested by Amerivest if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the Expense Cap.

The Fund sells and redeems TDAX Independence Target Date Shares only in Creation Units and principally on an in-kind basis for portfolio securities of the Underlying Index.  TDAX INDEPENDENCE TARGET DATE SHARES IN LESS THAN CREATION UNIT AGGREGATIONS ARE NOT REDEEMABLE.  The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds.  It illustrates the hypothetical expenses that such investors would incur over various periods if they invest $10,000 in the Fund.  The example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same.  This example does not include the brokerage commissions that retail investors will pay to buy and sell TDAX Independence Target Date Shares.  It also does not include the transaction fees on purchases and redemptions of Creation Units, because these fees will not be imposed on retail investors.

1 YEAR	3 YEARS
$67	$209

These examples should not be considered to represent actual expenses or performance from the past or for the future.  Actual future expenses may be higher or lower than those shown.

CREATION UNIT TRANSACTION FEES AND REDEMPTION TRANSACTION FEES

The Fund issues and redeems shares at NAV and only in Creation Unit blocks of 200,000.  As a practical matter, only institutions or large investors purchase or redeem Creation Units.  A standard Creation Unit transaction fee of $500 is charged for each purchase of Creation Units, regardless of the number of Creation Unit shares acquired.  An investor redeeming Creation Unit shares will be charged a standard redemption transaction fee of $500, regardless of the number of Creation Unit shares redeemed.*  The value of a Creation Unit of the Fund, as of the date of this Prospectus, was approximately $5,000,000.  Investors holding Creation Units will also pay the Annual Fund Operating Expenses described in the table above.  Assuming an investment in a Creation Unit of $5,000,000, a 5% return, and assuming that the Fund’s operating expenses remain the same and the Creation Units are redeemed at the end of each period, a purchaser of Creation Units will incur the following costs:

1 YEAR	3 YEARS
$17,250	$52,750

*If a Creation Unit is purchased or redeemed outside of usual process through the NSCC or for cash an additional variable fee of up to five times the standard creation or redemption transaction fee will be charged.

TDAX  Independence In-Target Exchange-Traded Fund

Trading Symbol:	TDX
CUSIP Number:	87238A 504
Underlying Index (Symbol):	Zacks In-Target Lifecycle Index (TDAXIT)
Inception Date:	September 26, 2007

INVESTMENT OBJECTIVE

The Fund seeks to track the performance, before fees and expenses, of the Zacks In-Target Lifecycle Index.  The Fund’s investment objective is not fundamental and may be changed without shareholder approval.  Shareholders will be given 60 days notice of any change in investment objective.

PRINCIPAL INVESTMENT STRATEGIES

The Fund employs a “passive management” investment strategy designed to track the performance of the Zacks In-Target Lifecycle Index, an index of securities from three broad asset classes: international equities, domestic equities, and fixed income, that is designed to represent a diversified portfolio of securities with the potential to outperform the Lipper Mixed-Target Allocation Conservative Funds Index, on a risk adjusted basis.  The Zacks In-Target Lifecycle Index is designed for persons who are at or near their target date at the time of investment and has an initial allocation of approximately 3% in international equities, 8% in domestic equities and 89% in fixed income and will be systematically reconstituted and rebalanced annually, or quarterly when necessary, pursuant to a proprietary methodology developed by Zacks. The initial duration for the fixed income securities will, collectively, approximate one year.  The duration will increase, after inception of the Fund, each year up to a maximum duration of five years.  The securities in the universe are selected using a proprietary methodology developed by Zacks.

As its primary strategy, the Fund attempts to replicate the Underlying Index by investing at least 90%, and typically substantially all, of its assets in the securities that make up the Underlying Index, holding each security in approximately the same proportion as its weighting in the Underlying Index.  The securities comprising the Underlying Index include equity securities of U.S. and international companies (including common stocks and real estate investment trusts), American Depositary Receipts (“ADRs”) based on equity securities of international companies and fixed income securities (including, bonds, treasury bills and notes, mortgage real estate investment trusts, cash, cash equivalents and short-term money market instruments).  The Fund will provide shareholders with at least 60 days’ notice of any change in these policies.  The Fund may also invest up to 10% of its assets in futures contracts, options on futures contracts, options, as well as swaps on securities of companies in the Underlying Index (subject to applicable limitations of the 1940 Act).

The Fund may also sample, rather than replicate, the Underlying Index by holding equity securities and fixed income securities that, in the aggregate, are intended to approximate the Underlying Index in terms of key characteristics, such as price/earnings ratio, earnings growth, maturity, duration, or dividend yield.  If the Fund pursues a sampling strategy, it will continue to invest at least 90% of its assets in the securities of the Underlying Index, or in ADRs based on equity securities of international companies in the Underlying Index.

PRINCIPAL RISKS

The Fund is subject to certain risks.  Certain of these risks are described below.  For a more detailed discussion of some of these risks, see “Additional Information Regarding the Funds, their Principal Strategies and Related Risks” below.

•
The Fund is subject to stock market risk, which is the risk that stock prices overall will decline over a given period of time.  The Fund’s total return, like stock prices generally, will fluctuate within a wide range, so an investor could lose money over short or even long periods.  Stock markets tend to be volatile, with periods of rising prices and periods of falling prices.

•
The Fund is subject to index risk, which is the risk that stocks in the Underlying Index may under-perform fixed income investments or stock market investments that track other markets, segments or sectors.  The Advisor does not actively manage the Fund and therefore does not attempt to analyze, quantify or control the risks associated with investing in stocks of companies in the Underlying Index.

•
The Fund is subject to small- and mid- capitalization risk, which is the risk that returns from small- and mid-capitalization stocks may trail returns from the overall stock market.  Historically, these stocks have been more volatile in price than the large-capitalization stocks.

•
The Fund is subject to index sampling risk, which is the risk that, when employing a sampling strategy, the stocks held by the Fund will not provide investment performance tracking the Underlying Index.

•
The Fund is subject to market price risk, which is the risk associated with the fact that the TDAX Independence Target Date Shares are listed on the New York Stock Exchange (the “NYSE”) and can be bought and sold in the secondary market at market prices.  Although it is expected that the market price of the TDAX Independence Target Date Shares typically will approximate its NAV, there may be times when the market price and the NAV differ significantly.  Thus, you may pay more than NAV when buying TDAX Independence Target Date Shares on the secondary market, and you may receive less than NAV when you sell TDAX Independence Target Date Shares.

•
The Fund is subject to foreign securities risk, which is the risk that political and economic events unique to a foreign country or region will affect those markets and their issuers.  These events will not necessarily affect the U.S. economy or similar issuers located in the United States.  In addition, investments in foreign countries are generally denominated in a foreign currency.  As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund’s investments.  These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer’s home country.

•
The Fund is subject to secondary market risk.  Although the TDAX Independence Target Date Shares are listed for trading on the NYSE, it is possible that an active trading market may not be maintained.  Trading of the TDAX Independence Target Date Shares on the NYSE may be halted if NYSE officials deem such action appropriate, if the TDAX Independence Target Date Shares are delisted from the NYSE or if the activation of market-wide “circuit breakers” halts stock trading generally.

•
The Fund is subject to REIT risk. The Fund’s investments in the securities of REITs may subject the Fund to the risks associated with the direct ownership of real estate.  Also, when investing in REITs, in addition to the advisory fees and other expenses the Fund bears directly in connection with its own operations, the Fund will also bear its pro rata portion of the REITs management fees and other expenses. As such, the Fund’s shareholders would indirectly bear the expenses of the Fund and the REITs, some or all of which would be duplicative.

•
The Fund is subject to fixed income risk.  The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the credit risk of individual issuers.  Generally, the Fund’s fixed income securities will decrease in value if interest rates rise, and the volatility of lower rated securities is even greater than that of higher rated securities.

•
The Fund is subject to derivatives risk, which is the risk associated with stock futures and options contracts, warrants, convertible securities, and swap agreements, which are types of derivatives.  Investments in derivatives may subject the Fund to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes.

PERFORMANCE INFORMATION

The Fund has not yet begun operations, so performance information is not yet available.

FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold TDAX Independence Target Date Shares in the Fund.  Transaction costs incurred by the Fund for buying and selling securities are not reflected in the table.  Operating Expenses are expressed as a percentage of average daily net assets and are based upon estimated amounts for the current fiscal year.

SHAREHOLDER FEES (fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases:	None
Transaction Fee on Purchases and Redemptions:	Varies[1]

ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund’s assets)

Management Fee[2]:	0.65%
Other Expenses[3]:	0.08%
Acquired Fund Fees and Expenses:	0.00%
TOTAL ANNUAL FUND OPERATING EXPENSES:	0.73%
Less: Expense Reduction/Reimbursement [4]	0.08%
NET ANNUAL OPERATING EXPENSES[4]:	0.65%

[1] An investor purchasing or redeeming Creation Units of the Fund will pay to the Fund a transaction fee of $500 plus an additional fee of up to $2,500 if the investor does not create or redeem through the NSCC (for a total of up to $3,000).  An investor buying or selling the Fund in the secondary market will pay a commission to his broker in an amount established by the broker.  Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above.
[2]  The Fund pays the Advisor a single, unified management fee for arranging for certain non-distribution related services necessary for the Fund to operate.  For more information about the unified management fee, see “Investment Adviser” under “Fund Management”.
[3]“Other Expenses” and “Acquired Fund Fees and Expenses” are based on estimated amounts for the current fiscal year.
[4] Amerivest has contractually agreed to pay Fund operating expenses (excluding, among other things, interest, taxes, brokerage commissions and extraordinary expenses) in order to limit Net Annual Operating Expenses for shares of the Fund to 0.65% of the Fund’s average net assets (the “Expense Cap”).  The Expense Cap will remain in effect until at least September 30, 2008.  Amerivest is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years.  This reimbursement may be requested by Amerivest if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the Expense Cap.

The Fund sells and redeems TDAX Independence Target Date Shares only in Creation Units and principally on an in-kind basis for portfolio securities of the Underlying Index.  TDAX INDEPENDENCE TARGET DATE SHARES IN LESS THAN CREATION UNIT AGGREGATIONS ARE NOT REDEEMABLE.  The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds.  It illustrates the hypothetical expenses that such investors would incur over various periods if they invest $10,000 in the Fund.  The example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same.  This example does not include the brokerage commissions that retail investors will pay to buy and sell TDAX Independence Target Date Shares.  It also does not include the transaction fees on purchases and redemptions of Creation Units, because these fees will not be imposed on retail investors.

1 YEAR	3 YEARS
$67	$209

These examples should not be considered to represent actual expenses or performance from the past or for the future.  Actual future expenses may be higher or lower than those shown.

CREATION UNIT TRANSACTION FEES AND REDEMPTION TRANSACTION FEES

The Fund issues and redeems shares at NAV and only in Creation Unit blocks of 200,000.  As a practical matter, only institutions or large investors purchase or redeem Creation Units.  A standard Creation Unit transaction fee of $500 is charged for each purchase of Creation Units, regardless of the number of Creation Unit shares acquired.  An investor redeeming Creation Unit shares will be charged a standard redemption transaction fee of $500, regardless of the number of Creation Unit shares redeemed.*  The value of a Creation Unit of the Fund, as of the date of this Prospectus, was approximately $5,000,000.  Investors holding Creation Units will also pay the Annual Fund Operating Expenses described in the table above.  Assuming an investment in a Creation Unit of $5,000,000, a 5% return, and assuming that the Fund’s operating expenses remain the same and the Creation Units are redeemed at the end of each period, a purchaser of Creation Units will incur the following costs:

1 YEAR	3 YEARS
$17,250	$52,750

*If a Creation Unit is purchased or redeemed outside of usual process through the NSCC or for cash an additional variable fee of up to five times the standard creation or redemption transaction fee will be charged.

ADDITIONAL INFORMATION ABOUT THE FUNDS, THEIR PRINCIPAL STRATEGIES AND RELATED RISKS

The following section provides more information about the Funds, the Underlying Indexes and the principal investment strategies and risks that are common to each Fund.

ADDITIONAL INVESTMENT STRATEGIES

Under normal circumstances, each Fund will invest at least 90% of its assets in the securities of the Underlying Index, or in ADRs based on equity securities of international companies in the Underlying Index.  The Funds will provide shareholders with at least 60 days’ notice of any change in these policies.  Each Fund may also invest up to 10% of its assets in U.S. agency mortgage pass-through securities, futures contracts, options on futures contracts, options, as well as swaps on securities of companies in the Underlying Index (subject to applicable limitations of the 1940 Act).  Each Fund’s investment objective is not fundamental and may be changed without a shareholder vote upon sixty days prior notice to shareholders.

In addition to the Funds’ principal investment strategies, each Fund may, from time to time, use certain other strategies or engage in certain other investment practices that are not principal strategies.  These other investments and strategies are described in detail in the Funds’ Statement of Additional Information.

MORE INFORMATION ABOUT THE FUNDS’ PRINCIPAL RISKS

Index Risk.  The Funds employ a “passive management” or indexing investment approach.  Each Fund attempts to track the investment performance of its Underlying Index.  Whenever practicable, each Fund uses the replication method as its primary strategy, meaning that it holds the same securities, in approximately the same proportions, as the securities in the Underlying Index, regardless of their investment merit.  Because each Fund is a passively managed index fund, the Advisor does not attempt to analyze individual companies or to quantify, manage or control the risks associated with investing in individual companies or in a portfolio that replicates the Underlying Index.  Although index funds, by their nature, tend to be tax-efficient investment vehicles, tax ramifications are not considered in the passive management of index funds like the Funds.  This risk is known as Index Risk.

Index Sampling Risk.  From time to time regulatory constraints or other considerations may prevent a Fund from replicating precisely an Underlying Index.  This may occur for a number of reasons.  For example, the Funds are taxed as regulated investment companies under the Internal Revenue Code of 1986, as amended (the “Code”), and the Code imposes certain percentage limitations applicable to investments by regulated investment companies.  To the extent a strict application of the replication methodology would result in a violation of the Code, the Fund would be prevented from replicating the Underlying Index.  Similarly, other regulatory constraints, such as limitations on the ability of a Fund to invest more than a certain percentage in illiquid securities, may also prevent the Fund from precisely replicating an Underlying Index.  In addition, in certain circumstances, it may not be possible or practical to replicate a particular investment in a Fund, such as in cases where such Fund is looking to purchase an international security that is not available in the desired share lot size or where the transaction costs associated with the purchase of a particular fixed income security is prohibitive.  In these circumstances, the Fund will employ a strategy known as “sampling” whereby the Fund will invest a portion of the portfolio in securities that, in the aggregate, are deemed by the Advisor to approximate the Underlying Index in terms of key characteristics.  The Advisor will not use a sampling strategy in an attempt to manage the portfolio.  To the extent the Fund employs a sampling strategy, it is subject to index sampling risk, which is the risk that the securities selected by the Advisor pursuant to this strategy may not, in fact, provide investment performance that closely tracks the Underlying Index.

Stock Market Risk.  The Funds are subject to stock market risk, which is the chance that stock prices overall will decline.  Stock markets tend to be volatile, with periods of rising prices and periods of falling prices.

Small- and Mid- Capitalization Risk.  Each Fund invests across large-, mid-, and small-capitalization stocks. The weightings of these subsectors depend on the composition of the Underlying Index.  The Advisor makes no effort to manage the capitalization exposure of the Fund’s portfolio.  From time to time, depending on the construction of the Underlying Index, a Fund may invest a substantial portion of its assets in small- and medium-size companies.  Such investments entail greater risk than investments in larger, more established companies.  Small- and medium-size companies may have narrower markets and more limited managerial and financial resources than larger, more established companies.  As a result of these risks and uncertainties the returns from these small- and medium-size stocks may trail returns from the overall stock market.  Historically, these stocks have been more volatile in price than the large-capitalization stocks.

Foreign Security Risks.  Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments.  Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign countries.  Foreign securities markets generally have less trading volume and less liquidity than U.S. markets.  In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.  Foreign companies or governments may not be subject to uniform accounting, auditing, and financial-reporting standards comparable to those applicable to domestic U.S. companies or governments.  Transaction costs are generally higher than those in the U.S. and expenses for foreign custodial arrangements may be higher than expenses for custodial arrangements of similar U.S. securities.  Some foreign governments levy withholding taxes against dividend and interest income.  Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

Currency Risk.  As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments.  Investments in foreign securities denominated in foreign currencies involve additional risks, including: (i) each Fund may incur substantial costs in connection with conversions between various currencies; (ii) only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets; and (iii) securities transactions undertaken in some foreign markets may not be settled promptly so that the Funds’ investments may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.

Expropriation Risk.  Foreign governments may expropriate the Funds’ investments either directly by restricting the Funds’ ability to sell a security or imposing exchange controls that restrict the sale of a currency, or indirectly by taxing the Funds’ investments at such high levels as to constitute confiscation of the security.  There may be limitations on the ability of the Funds to pursue and collect a legal judgment against a foreign government.

Derivatives Risk.  Each Fund may invest, to a limited extent, in derivatives.  Derivatives may involve risks different from, and possibly greater than, those of traditional investments.  To track their Underlying Indexes as closely as possible, the Funds attempt to remain fully invested in stocks.  The Funds may invest, to a limited extent, in stock futures and options contracts, warrants, convertible securities, and swap agreements, which are types of derivatives.  Generally speaking, a derivative is a financial contract whose value is based on the value of a traditional security (such as a stock or bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index).  Investments in derivatives may subject a Fund to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes.  Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a Fund.  Similar risks exist for warrants (securities that permit their owners to purchase a specific number of stock shares at a predetermined price), convertible securities (securities that may be exchanged for another asset), and swap agreements (contracts between parties in which each agrees to make payments to the other based on the return of a specified index or asset).  The Funds will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

Market Price Risk.  The market price of shares of the Funds may differ from the Fund’s NAV.  TDAX Independence Target Date Shares are listed for trading on the NYSE and can be bought and sold in the secondary market at market prices.  Although it is expected that the market price of the TDAX Independence Target Date Shares typically will approximate its NAV, there may be times when the market price and the NAV differ significantly.  Thus, you may pay more than NAV when buying TDAX Independence Target Date Shares on the secondary market, and you may receive less than NAV when you sell those TDAX Independence Target Date Shares.

The market price of TDAX Independence Target Date Shares, like the price of any exchange-traded security, includes a “bid-asked spread” charged by the exchange specialist and other market-makers that cover the particular security.  While the Fund cannot predict, and does not control, whether or when the TDAX Independence Target Date Shares will trade at a premium or a discount to NAV, it is likely that in times of severe market disruption, the bid-asked spread will increase significantly and the TDAX Independence Target Date Shares would most likely be traded at a discount to NAV.  In addition, any discount is likely to be greatest when the price of TDAX Independence Target Date Shares is falling fastest—and this may be the time that you most want to sell your TDAX Independence Target Date Shares.  The Funds’ website at http://www.tdaxshares.com will show the prior day’s closing NAV and closing market price for the Funds’ shares.  In addition, the Funds’ website will contain the following information, on a per share basis, for each Fund:  (a) the prior business day’s net asset value and the Bid/Ask Price and a calculation of the premium or discount of the Bid/Ask Price at the time of calculation of the net asset value against such net asset value; and (b) data in chart format displaying the frequency distribution of discounts and premiums of the daily Bid/Ask Price against the net asset value, within appropriate ranges, for each of the four previous calendar quarters.   In addition, the Funds’ website contains information regarding the premiums and discounts at which shares of the Funds have traded.

Secondary Market Risk.  An active secondary market for the TDAX Independence Target Date Shares may not exist.  Although the TDAX Independence Target Date Shares are listed on the NYSE, it is possible that an active trading market may not be maintained.  In addition, trading in the TDAX Independence Target Date Shares on the NYSE will be halted whenever trading in equity securities generally is halted by the activation of market-wide “circuit breakers,” which are tied to large decreases in the Dow Jones Industrial Average.  Trading of the TDAX Independence Target Date Shares also will be halted if (1) the shares are delisted from the NYSE without first being listed on another exchange, or (2) NYSE officials determine that such action is appropriate in the interest of a fair and orderly market or to protect investors.  If trading is halted, eligible investors (see below) will still be able to purchase Creation Units of the Funds directly and redeem such units with the Funds.  If TDAX Independence Target Date Shares are delisted from the NYSE, the Company will consider what appropriate action to take, which may include, among other things, seeking to list TDAX Independence Target Date Shares on another U.S. securities exchange, converting the Fund to a traditional mutual fund, or redeeming the Shares at NAV.

REIT Risk.  The Funds’ investments in the securities of REITs and companies principally engaged in the real estate industry may subject the Funds to the risks associated with the direct ownership of real estate.  Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, the impact of economic conditions on real estate values, the strength of specific industries renting properties and defaults by borrowers or tenants.  In addition to these risks, REITs are dependent on specialized management skills and some REITs may have investments in relatively few properties, or in a small geographic area or a single type of property. These factors may increase the volatility of the Fund’s investments in REITs.  Changes in interest rates can also have a significant affect on the value of REITs and of real estate investments in general.  Dividends from REITs generally are taxed at ordinary income rates rather than the 15% maximum federal tax rate currently applicable to qualified dividends.

When investing in REITs, in addition to the advisory fees and other expenses the Funds bear directly in connection with their own operations, investments in REITs will cause the Funds to bear their pro rata portion of the REITs management fees and other expenses.  As such, a Fund’s shareholder would indirectly bear the expenses of the Fund and the REITs, some or all of which would be duplicative.

Fixed Income Risk.  The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. During periods of rising interest rates, the values of outstanding fixed income securities generally fall. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. As the average maturity or duration of a security lengthens, the risk that the price of such security will become more volatile increases. In contrast to maturity which measures only time until final payment, duration combines consideration of yield, interest payments, final maturity and call features.  Additional risk associated with fixed income securities includes:

Call Risk.  During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or “called”) by the issuer prior to maturity.

Extension Risk.  An issuer may exercise its right to pay principal on an obligation held by a Fund later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease.

Credit Risk.  The possibility that an issuer will be unable to make timely payments of either principal or interest.

Event Risk.  Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of a Fund’s multiple holdings.

SHARES OF THE FUNDS ARE NOT INDIVIDUALLY REDEEMABLE.  They can be redeemed with the issuing Fund directly at NAV only in large lots known as Creation Units.  You would incur brokerage costs in purchasing enough shares of the Fund to constitute a Creation Unit.

MORE INFORMATION ABOUT THE UNDERLYING INDEXES

Each Underlying Index was created and developed by Zacks based on its own proprietary intellectual model.  In developing each Underlying Index, Zacks has established specific criteria for determining which securities are included in each Underlying Index.  Zacks, as Index Administrator, is also responsible for maintaining each Underlying Index based on this criteria.  Each Underlying Index is generally reconstituted on a annual basis, but may be reconstituted quarterly when necessary.  Decisions regarding additions to, and removals from, each individual Underlying Index are made by Zacks, typically on an annual basis (or quarterly when necessary), in its sole discretion.  See “Information About the Underlying Index and Index Administrator” in the Statement of Additional Information.  Mergent, Inc. acts as “index calculation agent” for Zacks in connection with the calculation and dissemination of each Underlying Index.  The Advisor has engaged Amerivest and BNY (each a “Sub-Advisor” and, together, the “Sub-Advisors”) for the day-to-day management of the Funds.  See “Sub-Advisors” below.  BNY will generally employ only the replication method in adjusting the Fund’s portfolio in response to changes in the Underlying Index.  Amerivest will provide portfolio consulting to the Advisor and oversight over BNY, which involves reviewing the portfolio of securities of each Fund against its respective Underlying Index, assisting in resolving any pricing issues and assisting in the development of trading strategies.  To the extent that it is necessary to employ a sampling strategy with respect to a Fund’s portfolio, the Advisor, and not the Sub-Advisors, will generally be responsible for determining which securities to invest in as part of that strategy.  The Funds are not actively managed and the actions of the Advisor and the Sub-Advisors will not result in the active management of the Funds.

Each Fund reserves the right to substitute a different index for the Underlying Index if the Underlying Index is discontinued, if the Index Creator’s arrangements with the Advisor or Sub-Advisors relating to the use of the Underlying Indexes are terminated, or for any other reason determined in good faith by the Funds’ Board of Directors.  If the Index Creator’s arrangements with the Advisor or Sub-Advisors relating to the use of the Underlying Indexes are terminated, the Company will take whatever action is deemed to be in the best interests of the Funds’ shareholders and the shareholders will be provided with advance written notice of such action.

HOW ARE TDAX INDEPENDENCE TARGET DATE SHARES DIFFERENT FROM TRADITIONAL MUTUAL FUND SHARES?

Traditional mutual fund shares are issued by, and redeemed from, a fund at any time for cash at the shares’ net asset value (NAV).  NAV is typically calculated only once a day and reflects a  fund’s total assets, less its liabilities, divided by the number of shares it has outstanding.  In determining the value of its assets, a traditional mutual fund typically values its underlying securities as of the close of trading on the New York Stock Exchange.  As a result, no matter what time during the day an investor in a traditional mutual fund places an order to purchase or redeem shares, that investor’s order will be priced at that fund’s NAV determined as of the close of trading of the New York Stock Exchange.  Traditional mutual fund shares may be purchased from the fund directly by the shareholder or through a financial intermediary.

In contrast, TDAX Independence Target Date Shares cannot be purchased from, or redeemed by, the issuing Fund except by or through a Participating Organization (defined below), and then only for an in-kind basket of securities.  An organized secondary market is expected to exist for the TDAX Independence Target Date Shares, unlike traditional mutual fund shares, because TDAX Independence Target Date Shares are listed for trading on the NYSE.  As a result, investors can purchase and sell TDAX Independence Target Date Shares on the secondary market through a broker.  Secondary-market transactions do not take place at NAV but at market prices that change throughout the day, based on the supply of, and demand for, TDAX Independence Target Date Shares.  Shareholders will also incur typical brokerage and transaction costs when buying or selling TDAX Independence Target Date Shares  on the secondary market.

Although the market price of TDAX Independence Target Date Shares typically approximates its NAV, there may be times when the market price and the NAV differ, so you may receive more or less than NAV when you sell your TDAX Independence Target Date Shares on the secondary market.  Also, it is possible that an active trading market may not be maintained.

BUYING AND SELLING FUND SHARES

BUYING AND SELLING SHARES ON THE SECONDARY MARKET

Shares can be bought or sold throughout the trading day like shares of any publicly traded security.  To buy or sell TDAX Independence Target Date Shares, you must have a brokerage account.  When buying or selling shares through a broker, you will incur customary brokerage commissions and charges.  The price at which you buy or sell Fund shares (i.e., the market price)

may be more or less than the NAV of the shares.  Unless imposed by your broker, there is no minimum dollar amount you must invest and no minimum number of Fund shares you must buy.

The Funds are listed on the New York Stock Exchange (the “NYSE”).  The NYSE is generally open Monday through Friday and is closed for weekends and the following holidays: New Year’s Day, Martin Luther King, Jr.  Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

BUYING SHARES DIRECTLY FROM A FUND

You can purchase shares directly from a Fund only in Creation Units or multiples thereof.  Each Fund issues Creation Units in blocks of 200,000 shares.  For any particular Fund, the number of Fund shares in a Creation Unit will not change over time, except in the event that the Fund splits or revalues its shares.  The Funds will not issue fractional Creation Units.  Creation Units may be purchased only in exchange for a basket of securities – known as the In-Kind Creation Basket and cash equal to the Cash Component, as discussed further below.  The Funds reserve the right to reject any purchase request at any time, for any reason, and without notice.  The Funds can stop selling shares or postpone payment of redemption proceeds at times when the NYSE is closed or under any emergency circumstances as determined by the SEC.

To purchase shares directly from a Fund, you must be a Participating Organization or you must purchase through a broker that is a Participating Organization.  A Participating Organization is a participant of the Continuous Net Settlement System of the National Securities Clearing Corporation (“NSCC”) or the Depository Trust Company (“DTC”) that has executed a Participant Agreement with the Fund’s distributor, ALPS Distributors, Inc. (the “Distributor”).  The Distributor will provide a list of Participating Organizations upon request.  Because Creation Units can be purchased or redeemed only in exchange for a basket of securities likely to cost millions of dollars, it is expected that only a limited number of institutional investors will purchase and redeem shares directly with the Funds.  Thus, certain information in this Prospectus (e.g., information about purchasing and redeeming TDAX Independence Target Date Shares directly from a Fund and references to transaction fees imposed on purchases and redemptions of Creation Units) is not relevant to most retail investors.  These arrangements are designed to protect shareholders of the Funds from the potentially adverse effects that may be caused by the need to make frequent purchases and sales of portfolio securities as a result of cash inflows and outflows, as experienced in a traditional mutual fund.  For example, in a traditional mutual fund, redemptions can result in adverse tax consequences on non-redeeming taxable shareholders because the mutual fund must sell portfolio securities to raise cash to pay redemptions.  These sales may generate taxable capital gains which are then distributed to all shareholders, including non-redeeming shareholders.  In contrast, the in-kind redemption mechanism of the Funds will enable the Funds to meet redemption requests without the need to sell portfolio securities and, as a result, redemptions from the Funds will generally not have any tax impact on the non-redeeming shareholders.  EXCEPT WHEN AGGREGATED IN CREATION UNITS, TDAX INDEPENDENCE TARGET DATE SHARES ARE NOT REDEEMABLE SECURITIES OF THE FUNDS.

-	In-Kind Creation Basket. On each business day, prior to the opening of trading on the NYSE, the Fund’s Advisor will post on the NSCC bulletin board the In-Kind Creation

Basket for each Fund for that day.  The In-Kind Creation Basket will identify the name and number of shares of each security that must be contributed to the Fund for each Creation Unit purchased.  Each Fund reserves the right to accept a nonconforming creation basket.

-
Cash Component.  In addition to the in-kind deposit of securities, you will either pay to, or receive from, the Fund an amount of cash (the Balancing Amount) equal to the difference between the NAV of a Creation Unit and the value of the securities in the creation basket.  The Balancing Amount ensures that the consideration paid by an investor for a Creation Unit is exactly equal to the value of the Creation Unit.  The Fund’s Advisor will publish, on a daily basis, information about the previous day’s Balancing Amount.  You also must pay a transaction fee, described below, in cash.  The Balancing Amount and the transaction fee, taken together, are referred to as the Cash Component.

-
Placement of Purchase Orders.  All purchase orders must be placed through a Participating Organization.  Purchase orders will be processed either through a manual clearing process run by DTC or through an enhanced clearing process that is available only to those DTC participants that also are participants in the Continuous Net Settlement System of the NSCC.  Participating Organizations that do not use the NSCC’s enhanced clearing process will be charged a higher transaction fee (discussed below).  A purchase order must be received by the Fund’s Distributor prior to the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time) on the day the order is placed, and all other procedures set forth in the Participant Agreement must be followed, in order for you to receive the NAV determined on that day.

-
Transaction Fee on Purchase of Creation Units.  The Funds impose a transaction fee in the amount of $500 on each purchase of Creation Units effected through the NSCC’s enhanced clearing process, regardless of the number of units purchased.  For an investor purchasing Creation Units through the manual DTC clearing process, the transaction fee would be as much as $3,000.  Investors permitted to tender a nonconforming creation basket would be subject to an additional charge commensurate with the cost to the Fund.  The transaction fee is paid to the Fund, not to the Distributor, the Advisor or a third party.  The fee protects existing shareholders of the Fund from the costs associated with issuing Creation Units.

Shares of the Funds are held in book entry form, which means that no stock certificates are issued.  The DTC, or its nominee, will be the registered owner of all outstanding shares of the Fund.  Your beneficial ownership of shares will be shown on the records of DTC or its participants through which you hold the shares.  Neither the Advisor nor the Distributor will have any record of your ownership.  Therefore, to exercise any right as an owner of shares, you must rely on the procedures of DTC and its participants.  Your account information will be maintained by your broker, which will provide you with account statements, confirmations of your purchases and sales of Fund shares, and tax information.  Your broker also will be responsible for distributing income and capital gains distributions and for ensuring that you receive shareholder reports and other communications from the Fund whose shares you own.

You will receive other services (e.g., dividend reinvestment and average cost information) only if your broker offers these services.
REDEEMING SHARES DIRECTLY FROM A FUND

You may redeem shares of the Funds only in Creation Units or multiples thereof.  To redeem shares directly with a Fund, you must be a Participating Organization or you must redeem through a broker that is a Participating Organization.  Units may be redeemed only in exchange for a basket of securities – known as the In-Kind Redemption Basket and cash equal to the Cash Component, as discussed further below.

-
In-Kind Redemption Basket.  Redemption proceeds will be paid in kind with a basket of securities known as the In-Kind Redemption Basket.  In most cases, the In-Kind Redemption basket will be the same as the In-Kind Creation Basket for that same day.  There will be times, however, when the creation and redemption baskets differ.  The composition of the In-Kind Redemption Basket will be available on the NSCC bulletin board.  Each Fund reserves the right to honor a redemption request with a nonconforming redemption basket, with the consent of the redeeming investor.

-
Cash Component.  Depending on whether the NAV of a Creation Unit is higher or lower than the value of the redemption securities, you will either receive from or pay to the Fund a Balancing Amount in cash.  If you are due to receive a Balancing Amount, the amount you actually receive will be reduced by the amount of the applicable transaction fee.  You also must pay a transaction fee, described below, in cash.  The Balancing Amount and the transaction fee, taken together, are referred to as the Cash Component.

-
Placement of Redemption Orders.  As with purchases, redemptions must be processed either through the DTC process or the enhanced NSCC process.  A redemption order is deemed received on the date of transmittal if it is received by the Distributor prior to the close of regular trading on the NYSE on that date, and if all other procedures set forth in the Participant Agreement are followed.

-
Transaction Fee on Redemption of Creation Units.  The Funds impose a transaction fee on each redemption of Creation Units.  The amount of the transaction fee on redemptions effected through the NSCC and the DTC, and on nonconforming redemptions, is the same as the fee imposed on comparable purchases (see previous section).  As with the transaction fee on purchases, the transaction fee on redemptions is paid to the Fund, not to the Advisor, the Distributor or a third party.  The fee protects existing shareholders of the Fund from the costs associated with redeeming Creation Units.

You should be aware of certain legal risks unique to investors purchasing Creation Units directly from the Fund.  Because new Fund shares may be issued on an ongoing basis, a “distribution” of Fund shares could be occurring at any time.  Certain activities that you perform as a dealer could, depending on the circumstances, result in you being deemed a participant in the distribution, in a manner that could render you a statutory underwriter and subject you to the prospectus delivery and liability provisions of the Securities Act of 1933 (the “Securities Act”).  For example, you could be deemed a statutory underwriter if you purchase Creation Units from the issuing Fund, break them down into the constituent Fund shares, and sell those shares directly to customers, or if you choose to couple the creation of a supply of new Fund shares with an active selling effort involving solicitation of secondary-market demand for Fund shares.  Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.

Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with Fund shares as part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act.

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in securities of other registered investment companies, including the Funds.  The acquisition of Fund shares by registered investment companies is subject to the restrictions of Section 12(d)(1) of the 1940 Act.  Pursuant to an exemptive order issued by the Securities and Exchange Commission and applicable to the Funds, other registered investment companies, particularly registered investment companies such as mutual funds, are permitted to invest in the Funds beyond the limits of Section 12(d)(1), subject to certain terms and conditions, including that the registered investment company enter into an agreement with the Funds regarding the terms of the investment.

EXCHANGES

Shares of one Fund may not be exchanged for shares of another Fund.

FREQUENT TRADING

Unlike frequent trading of shares of a traditional open-end mutual funds (i.e., not exchange-traded) shares, frequent trading of shares of the Funds on the secondary market does not disrupt portfolio management, increase the funds’ trading costs, lead to realization of capitalization gains, or otherwise harm fund shareholders because these trades do not involve the Funds directly.  A few institutional investors are authorized to purchase and redeem the Funds’ shares directly with the Funds.  Because these trades are effected in-kind (i.e., for securities, and not for cash), they do not cause any of the harmful effects (noted above) that may result from frequent cash trades.  Moreover, each Fund imposes transaction fees on in-kind purchases and redemptions of the Fund to cover the custodial and other costs incurred by the fund in effecting in-kind trades.  These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that the fund’s trading costs increase in those circumstances.  For these reasons, the Board of Directors has determined that it is not necessary to adopt policies and procedures to detect and deter frequent trading and market-timing in shares of the Funds.

PORTFOLIO TURNOVER RATE

The Funds are passively managed to their Underlying Indexes and may sell securities regardless of how long they have been held in order to replicate its Underlying Index.  In some cases, the Funds’ annual turnover rate may exceed 100%.  A higher rate of portfolio turnover will result in higher transaction costs, including brokerage commissions.  Also, to the extent that higher portfolio turnover results in more frequently realized net gains to a Fund, the Fund’s distributions of taxable income may increase.

PORTFOLIO HOLDINGS

Each Fund publicly disseminates its full portfolio holdings each day the Funds are open for business through its internet web site at http://www.tdaxshares.com.  Each Fund may terminate or modify this policy at any time without further notice to shareholders.  In addition, the In-Kind Creation Basket and In-Kind Redemption Basket, which identify the securities and share quantities which are delivered in exchange for purchases and redemptions of Creation Units, are publicly disseminated daily prior to the open of the NYSE via the NSCC.  A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Statement of Additional Information.

FUND MANAGEMENT

INVESTMENT   ADVISOR

XShares Advisors LLC serves as investment advisor to the Funds with overall responsibility for the general management and administration of the Funds, subject to the supervision of the Funds’ Board of Directors.  Under the Investment Advisory Agreement, the Advisor is responsible for arranging sub-advisory, transfer agency, custody, fund administration, and all other non-distribution related services for the Funds to operate.  The Advisor will also be responsible for employing any sampling strategy for the Funds.

For the services it provides to the Funds, the Advisor receives a unified management fee based on a percentage of the daily net assets of each Fund.  The management fee is calculated daily and paid monthly in arrears.  Out of the management fee, the Advisor pays all fees and expenses of the Sub-Advisors, Transfer Agent, the Administrator and Accounting Agent and the Custodian.  The Fund is responsible for the payment of all other expenses associated with its operation, including but not limited to, brokerage expenses, taxes, interest, fees and expenses of counsel to the Funds, fees and expenses of the Disinterested Directors (including legal counsel fees), fees and expenses of the Chief Compliance Officer and expenses associated with the Funds’ compliance program, litigation expenses, fees and expenses of the Funds’ independent auditors, registration fees, expenses associated with compliance by the Fund with regulatory requirements, including those relating to the development and distribution of its prospectus and shareholder reports, and extraordinary expenses.  Pursuant to the Investment Advisory Agreement, the Advisor is authorized to engage one or more sub-advisors to perform any of the services contemplated to be performed by the Advisor under the Investment Advisory Agreement.  The Advisor is responsible for payment of the Sub-Advisory fee, as discussed below.

The Advisor is located at 420 Lexington Avenue, New York, New York 10170.  The Advisor’s parent company is XShares Group LLC.  For its services provided to the Funds under the Investment Advisory Agreement, each Fund pays the Advisor a fee equal to 0.65% of each Fund’s average daily net assets.  The fee is accrued daily and paid monthly.

SUB-ADVISORS

Amerivest Investment Management, LLC (“Amerivest”), located at 1005 North Ameritrade Place, Bellevue, Nebraska 68005, is a Delaware limited liability company and a wholly-owned subsidiary of TD AMERITRADE Holding Corporation, whose headquarters are located at 4211 South 102nd Street, Omaha, Nebraska 68127.  Amerivest and BNY Investment Advisors (“BNY”), a separate identifiable division of The Bank of New York, a New York State banking corporation, having its principal office and place of business at 1633 Broadway, 13th Floor, New York 10019, both act as investment sub-advisor to the Funds (each a “Sub-Advisor” and, together, the “Sub-Advisors”).  Pursuant to separate Sub-Advisory Agreements between the Advisor and each Sub-Advisor, the Sub-Advisors will be responsible for the day-to-day management of the Funds, subject to the supervision of the Advisor and the Funds’ Board of Directors.  In this regard, the Sub-Advisors will be responsible for implementing the replication strategy for each Fund with regard to its Underlying Index and for general administration, compliance and management services as may be agreed between the Advisor and Sub-Advisors from time to time.

In accordance with the terms of the Sub-Advisory Agreement with Amerivest, the Advisor will pay Amerivest, out of its own resources, a fee at the annual rate of 0.55 of 1% of each Fund’s average daily net assets for the first $5 billion in assets and 0.60 of 1% of each Fund’s average daily net assets in excess of $5 billion.

Out of the Sub-Advisory fee, Amerivest pays all fees and expenses of BNY, the Transfer Agent, Administrator and Accounting Agent and Custodian. Amerivest has contractually agreed to pay Fund operating expenses (excluding, among other things, interest, taxes, brokerage commissions and extraordinary expenses) in order to limit each Fund’s Net Annual Operating Expenses for shares of the Fund to 0.65% of the Fund’s average net assets (the “Expense Cap”).  The Expense Cap will remain in effect until at least September 30, 2008.  Amerivest is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years. This reimbursement may be requested by Amerivest if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the Expense Cap.

Amerivest pays BNY, out of its own resources, a fee based on a percentage of the average daily net assets of each Fund as set forth below:

•	10 basis points (0.10%) of the first $100 million in combined daily net assets of all Funds; and

•	5 basis points (0.05%) of the combined daily net assets of all Funds in excess of $100 million.

There is a minimum annual fee of $35,000 per Fund.

A discussion regarding the basis for the Board of Directors approval of the Investment Advisory Agreement and Sub-Advisory Agreements will be available in the Funds’ annual or semi-annual report.

PORTFOLIO MANAGERS

The following individuals from BNY’s Index Fund Management Division are responsible for the day-to-day management of the Fund.  The five most senior members are Kurt Zyla, Lloyd Buchanan, Denise Krisko, Robert McCormack and Todd Rose.  Mr. Zyla, a Managing Director of BNY, has supervised the Index Fund Management Division since 1996.  He joined BNY in 1989.  Prior to his current position, he was employed by BNY in a number of capacities. Mr. Buchanan has been a Portfolio Manager in the Index Fund Management Division since January 2002.  Prior to joining the Sub-Advisor, Mr. Buchanan was a Vice President and Chief Operating Officer of Axe Houghton Associates, Inc., an investment management subsidiary of Hoenig Group.  Ms. Krisko is a Senior Portfolio Manager in the Index Fund Management Division.  Prior to joining BNY in 2005, she was a portfolio manager and trader at Northern Trust (2003-2004) and at Deutsche Asset Management (2000-2003).  Mr. McCormack has been a Senior Portfolio Manager in the Index Fund Management Division since 2002.  Prior thereto, he was a portfolio manager and trader in the Special Equities and Products Group of the Sub-Advisor from 2001-2002.  Mr. Rose has been a Portfolio Manager in the Index Fund Management Division since 2000.  Each of these individuals has equal discretion with respect to the management of the Funds and share equally day-to-day portfolio management responsibilities.

Ivo Ivanov is Director of Portfolios for Amerivest and also Director-Portfolio Management in the Investor Group of TD AMERITRADE Holding Corporation (“TDAHC”).  Mr. Ivanov has had significant responsibility for Amerivest’s portfolios since joining TDAHC in 2003.  Prior to joining TDAHC, Mr. Ivanov was a Vice President of Bear Stearns Asset Management Inc. providing design, development and implementation of quantitative investment strategies used in the management of institutional and retail accounts (2000-2003).  Mr. Ivanov will provide portfolio consulting to the Advisor and oversight over BNY, which involves reviewing the portfolio of securities of each Fund against its respective Underlying Index, assisting in resolving any pricing issues and assisting in the development of trading strategies.

Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, implementing investment strategy, researching and reviewing investment strategy, and overseeing members of his or her portfolio management team with more limited responsibilities.

The Statement of Additional Information has more detailed information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Funds.

ADMINISTRATION, CUSTODIAN AND TRANSFER AGENT

The Bank of New York serves as the Administrator to the Funds.  The Administrator’s principal address is 101 Barclay Street, New York, New York 10286.

The Bank of New York serves as the Custodian to the Funds.  The Custodian’s principal address is 101 Barclay Street, New York, New York 10286.

The Bank of New York serves as the Transfer Agent to the Funds.  The Transfer Agent’s principal address is 101 Barclay Street, New York, New York 10286.

DISTRIBUTOR

ALPS Distributors, Inc. serves as the distributor of Creation Units for each Fund on an agency basis.  The Distributor’s principal address is 1290 Broadway, Suite 1100, Denver, Colorado 80203.  The Distributor does not maintain a secondary market in shares of the Funds.

DIVIDENDS, CAPITAL GAINS, AND TAXES

FUND DISTRIBUTIONS

Each Fund pays out dividends from its net investment income to investors annually.  Each Fund distributes any net capital gains annually.

DIVIDEND REINVESTMENT SERVICE

Brokers may make available to their customers who own Fund shares the DTC book-entry dividend reinvestment service.  If this service is available and used, dividend distributions of both income and capital gains will automatically be reinvested in additional whole and fractional Fund shares of the same Fund.  Without this service, investors would receive their distributions in cash.  In order to achieve the maximum total return on their investments, investors are encouraged to use the dividend reinvestment service.  To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker.  Brokers may require Fund shareholders to adhere to specific procedures and timetables.  If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the same Fund purchased in the secondary market.

TAXES

As with any investment, you should consider how your investment in shares of the Funds will be taxed.  The tax information in this Prospectus is provided as general information.  You should consult your own tax professional about the tax consequences of an investment in shares of the Funds.

Unless your investment in shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when a Fund makes distributions and when you sell your shares of a Fund.

TAXES ON DISTRIBUTIONS

Distributions from a Fund’s net investment income (other than qualified dividend income), including distributions out of the Fund’s net short-term capital gains, if any, and distributions of income from securities lending, are taxable to you as ordinary income.  Distributions by the Fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, regardless of how long you have held a Fund’s shares.  Under current law, distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates.  In order for a distribution by the Fund to be treated as qualified dividend income, the Fund itself must receive qualified dividend income from U.S. corporations and certain qualified foreign corporations, the Fund must meet holding period and other requirements with respect to its dividend paying stocks and you must meet holding period requirements and other requirements with respect to the Fund’s shares.  In general, your distributions are subject to federal income tax for the year when they are paid.  Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

Dividends and interest received by the Fund with respect to foreign securities may give rise to withholding and other taxes imposed by foreign countries.  Tax conventions between certain countries and the United States may reduce or eliminate such taxes.  To the extent the Funds “pass through” to you certain foreign income taxes (including withholding taxes) paid by the Fund, you will be considered to have received as an additional dividend your share of such foreign taxes. In such circumstances, you may be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your federal income tax.

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided, however, that for taxable years of the Fund beginning before January 1, 2008, interest related dividends and short-term capital gain dividends generally will not be subject to such U.S. withholding tax.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications or if otherwise required by the Internal Revenue Service.

TAXES WHEN SHARES ARE SOLD

Currently, any capital gain or loss realized upon a sale of shares is generally treated as a long-term gain or loss if shares have been held for more than one year.  Any capital gain or loss realized upon a sale of shares held for one year or less is generally treated as a short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

The foregoing discussion summarizes some of the consequences under current federal tax law of an investment in the Funds.  It is not a substitute for personal tax advice.  You may also be subject to state and local taxation on Fund distributions and sales of shares.  Consult your personal tax adviser about the potential tax consequences of an investment in shares of a Fund under all applicable tax laws.

DAILY PRICING

The net asset value, or NAV, of each Fund’s shares is calculated each business day as of the close of regular trading on the NYSE, generally 4:00 p.m., Eastern Time.  NAV per share is computed by dividing the net assets by the number of shares outstanding.

If you buy or sell Fund shares on the secondary market, you will pay or receive the market price, which may be higher or lower than NAV.  Your transaction will be priced at NAV only if you purchase or redeem your Fund shares in Creation Unit blocks.

The approximate value of shares of each Fund is disseminated every fifteen seconds throughout the trading day by the U.S. securities exchange on which the Fund’s shares are listed or by other information providers, such as Reuters.  This approximate value should not be viewed as a “real-time” update of the NAV, because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day.  The approximate value generally is determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Funds.  The Funds are not involved in, or responsible for, the calculation or dissemination of the approximate value and make no warranty as to its accuracy.

When calculating the NAV of the Funds’ shares, stocks held by the fund are valued at their market value when reliable market quotations are readily available.  Certain short-term debt instruments used to manage a Fund’s cash are valued on the basis of amortized cost.  The values of any foreign securities held by a Fund are converted into U.S. dollars using an exchange rate obtained from an independent third party.

When reliable market quotations are not readily available, securities are priced at their fair value, which is the price a security’s owner might reasonably expect to receive upon its sale.  A Fund also may use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded.  This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the Fund’s pricing time.  Intervening events might be company-specific (e.g., earnings report, merger announcement); country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate change); or global.  Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities.  Fair-value pricing may also be used by each Fund to value restricted securities held by the Funds or certain small-capitalization or mid-capitalization securities with little or no trading activity for extended periods of time.  Although rare, fair-value pricing also may be used for domestic securities--for example, if (1) trading in a security is halted and does not resume before the Fund’s pricing time or if a security does not trade in the course of a day, and (2) the Fund holds enough of the security that its price could affect the Fund’s NAV. Fair-value prices are determined by the Advisor according to procedures adopted by the Board of Directors.  When fair-value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities.

DELIVERY OF FUND DOCUMENTS

HOUSEHOLDING

Householding is an option available to certain investors of the Funds.  Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names.  Householding for the Funds is available through certain broker-dealers.  If you are interested in enrolling in householding and receiving a single copy of the Prospectus and other shareholder documents, please contact your broker-dealer.  If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.

LICENSE GRANT

The Funds are not sponsored, endorsed, sold or promoted by Zacks, the licensor.  Zacks makes no representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the Underlying Indexes to track general market performance.  Zack’s only relationship to Amerivest and the Advisor, the licensees, is the licensing of the Underlying Indexes which are determined, composed and calculated by Zacks without regard to Amerivest or the Funds.  Zacks has no obligation to take the needs of Amerivest, the Advisor or the owners of the Funds into consideration in determining, composing or calculating the Underlying Indexes.  Zacks is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Funds to be issued or in the determination or calculation of the equation by which the Funds are to be converted into cash.  Zacks has no obligation or liability in connection with the administration, marketing or trading of the Funds.

ZACKS DOES NOT GUARANTEE THE QUALITY, ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEXES OR ANY DATA INCLUDED THEREIN.  ZACKS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY AMERIVEST, THE ADVISOR, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEXES OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED PURSUANT TO THE APPLICABLE LICENSE AGREEMENT OR FOR ANY OTHER USE.  ZACKS MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEXES OR

ANY DATA INCLUDED THEREIN.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ZACKS HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

FINANCIAL HIGHLIGHTS

Performance information is not presented for the Funds since they have only recently begun operations.

TDAX FUNDS, INC.

420 Lexington Avenue
New York, New York 10170

FOR MORE INFORMATION

If you would like more information about the TDAX Funds, Inc., the following documents are available free, upon request:

ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS

Additional information about the Funds’ investments will be available in the Funds’ annual and semi-annual reports to shareholders.  In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more detailed information about the Funds.

The annual and semi-annual reports will be incorporated by reference into this Prospectus and the SAI is incorporated by reference into, and is thus legally a part of, this Prospectus.

To receive a free copy of the latest annual or semi-annual report, when available, or the SAI, or to request additional information about the Funds, please contact us as follows:

Call:	1-800-925-2870
Monday through Friday
9:00 a.m. to 5:00 p.m. (Eastern Time)

Write:	TDAX Funds, Inc.
c/o ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203

Visit:	www.tdaxshares.com

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION

You can review and copy information about the Funds (including the SAI) at the SEC’s Public Reference Room in Washington, DC.  To find out more about this public service, call the SEC at 1-202-551-8090.  Reports and other information about the Funds are also available in the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, or you can receive copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

The Company’s Investment Company Act file number:   811-22001                © 2007 XShares Advisors LLC

                                TDAX FUNDS, INC.

                   TDAX Independence 2010 Exchange-Traded Fund
                   TDAX Independence 2020 Exchange-Traded Fund
                   TDAX Independence 2030 Exchange-Traded Fund
                   TDAX Independence 2040 Exchange-Traded Fund
                TDAX Independence In-Target Exchange-Traded Fund

                       Statement of Additional Information

                               September 26, 2007

This Statement of Additional Information, which is not a prospectus, contains additional information about TDAX Funds, Inc. (the "Company"). This Statement of
Additional Information should be read in conjunction with the Company's current
Prospectus, dated September 26, 2007, as it may be revised from time to time.
Capitalized terms used herein that are not defined have the same meaning ascribed to them as in the Prospectus.

The audited statements of assets and liabilities and related report of Eisner
LLP, the Company's independent registered public accounting firm, are included herein. A copy of the Prospectus may be obtained without charge, by contacting the Company's Distributor, ALPS Distributors, Inc. 1290 Broadway, Suite 1100,
Denver, Colorado, 80203.

                                      B-1

                                      B-2

                    I. GENERAL INFORMATION ABOUT THE COMPANY

        TDAX Funds, Inc. (the "Company") was organized as a Maryland corporation on December 22, 2006. The Company is comprised of five different portfolios
(each, a "Fund" and together, the "Funds"). Each Fund currently offers one class of shares known as TDAX Independence Target Date Shares. The Company may create additional Funds or classes of shares. There is no limit on the number of full and fractional shares that each Fund may issue. The Funds currently comprising the Company are as follows:

               TDAX Independence 2010 Exchange-Traded Fund
               TDAX Independence 2020 Exchange-Traded Fund
               TDAX Independence 2030 Exchange-Traded Fund
               TDAX Independence 2040 Exchange-Traded Fund
               TDAX Independence In-Target Exchange-Traded Fund

        The Funds are registered with the United States Securities and Exchange
Commission (the "SEC") under the Investment Company Act of 1940 (the "1940 Act")
as open-end, diversified management investment companies.

        Each Fund offers and issues TDAX Independence Target Date Shares at net asset value only in aggregations of a specified number of shares, generally in exchange for a basket of equity and fixed income securities included in the
Underlying Index, together with the deposit of a specified cash payment. TDAX
Independence Target Date Shares have been approved for listing and secondary trading on the New York Stock Exchange ("NYSE"), subject to notice of issuance.
TDAX Independence Target Date Shares will trade on the NYSE at market prices that may be below, at, or above NAV. TDAX Independence Target Date Shares are redeemable only in Creation Unit Aggregations, and, generally, in exchange for portfolio securities and a specified cash payment. Creation Units are aggregations of 200,000 shares. In the event of the liquidation of a Fund, the
Company may lower the number of shares in a Creation Unit.

        The Company reserves the right to offer a "cash" option for creations and redemptions of TDAX Independence Target Date Shares, although it has no current intention of doing so. TDAX Independence Target Date Shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Company cash at least equal to 115% of the market value of the missing Deposit Securities. See the
"Creation and Redemption of Creation Unit Aggregations" section. In each instance of such cash creations or redemptions, transaction fees may be imposed that will be higher than the transaction fees associated with in-kind creations or redemptions. In all cases, such fees will be limited in accordance with SEC requirements applicable to management investment companies offering redeemable securities.

                   II. INVESTMENT POLICIES AND RELATED RISKS

        Each Fund's investment objective and principal investment strategies and risks are set forth in the Prospectus. The following information supplements the information contained in the Prospectus. In addition to the Funds' principal investment strategies, each Fund may, from time to time, use certain other strategies or engage in certain other investment practices that are not

                                      B-3

principal strategies. Some of these strategies and practices, and their associated risks, are described below. In addition to these strategies and practices, each Fund may invest in futures contracts, options on futures contracts, options, as well as swaps on securities in the Underlying Indexes.
Each Fund may also hold cash and/or invest a portion of its assets in U.S.
Government securities, high-quality money market instruments and repurchase agreements collateralized by the foregoing obligations.

        Limitations and restrictions on the level of investment in securities that are discussed in the Prospectus or in this Statement of Additional
Information and that are expressed in terms of percentage limitations are measured at the time of investment, unless specifically indicated otherwise.
Changes in market values, net assets, or other circumstances that cause a percentage limitation to be exceeded will not necessarily require that any security be sold.

        BORROWING. Each Fund may borrow money from banks or through reverse repurchase agreements in amounts up to one-third of its total assets. A Fund that borrows will pay interest on the borrowed money and may incur additional transaction costs and will be subject to the risk that the return realized from the investment of borrowed money will not exceed these interest and transaction costs. With respect to borrowings, a Fund is required to maintain continuous asset coverage (i.e., total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the required 300%
asset coverage should decline as a result of market fluctuations or for other reasons, a Fund may be required to sell some of its portfolio holdings to raise cash and reduce the amount borrowed so as to restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. In addition to these borrowings, each Fund may borrow from banks up to 5% of the Fund's total assets for temporary or emergency purposes. Borrowings of up to 5% for temporary and emergency purposes are not subject to the requirements to maintain continuous asset coverage of 300%.

        COMMON STOCK. The Funds will invest in common stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer's bonds, other debt holders, and owners of preferred stock take precedence over the claims of those who own common stock.

        DEBT SECURITIES. The Funds will invest in debt securities. Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay interest but are sold at a deep discount from their face values. Debt securities include corporate bonds, government securities, repurchase agreements, and U.S. agency mortgage pass-through securities.

        Variable or floating rate debt securities provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer's credit quality. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries.

                                      B-4

        The Funds may invest in debt obligations that are considered investment-grade debt securities (i.e., debt obligations classified within the four highest ratings of a nationally recognized statistical organization such as
Moody's Investors Service ("Moody's") or Standard & Poor's ("S&P") or, if
unrated, determined to be of comparable quality).

        The Funds may also acquire zero coupon obligations. Such obligations have greater price volatility than coupon obligations and will not result in payment of interest until maturity. Since interest income is accrued throughout the term of the zero coupon obligation but is not actually received until maturity, a Fund, which is required for tax purposes to distribute to its shareholders a certain percentage of its income, may have to sell other securities to distribute the income prior to maturity of the zero coupon obligation.

        DEPOSITARY RECEIPTS. The Funds may invest in American Depositary
Receipts (ADRs). ADRs are typically issued by a U.S. financial institution and the underlying securities are issued by a foreign issuer. ADRs are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a "depository" and that are listed on a national exchange or quoted in OTC markets in the U.S. but represent shares of issuers domiciled in another country. ADRs may be sponsored or unsponsored. ADRs traded in the OTC markets which do not have an active or substantial secondary market will be considered illiquid and will be subject to a Fund's limitations on illiquid securities. ADRs receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S.
securities markets. Although the two types of depositary receipt facilities
(unsponsored or sponsored) are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

        Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request.

        For purposes of a Fund's investment policies, investments in ADRs will be deemed to be investments in the underlying securities. Thus, an ADR representing ownership of common stock of an issuer will be treated as common stock of the issuer. Investments in ADRs involves risks similar to direct investments in the securities of foreign issuers.

                                      B-5

        FOREIGN SECURITIES. A Fund may make foreign investments either directly by purchasing foreign securities, or indirectly by purchasing depositary receipts for foreign securities. Foreign securities are issued by entities organized, domiciled, or with a principal place of business outside the United
States, such as foreign corporations and governments, and may trade in U.S. or foreign securities markets. Investing in foreign securities involves certain special risk considerations that are not typically associated with investing in securities of U.S. companies or governments. The value of a Fund's investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, potentially confiscatory taxation, political or social instability, war, terrorism, nationalization, limitations on the removal of funds or other assets, or diplomatic developments which could affect U.S. investments in those countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in the appreciation or depreciation of portfolio securities and could favorably or unfavorably affect a Fund's investments. Certain countries may also impose restrictions on a Fund's ability to repatriate investment income or capital. Even where there is no outright restriction on repatriation of investment income or capital, the mechanics of repatriation may affect certain aspects of the operations of a Fund.

        Because foreign issuers are not generally subject to uniform accounting, auditing, and financial reporting standards and practices comparable to those applicable to U.S. issuers, there may be less publicly available information about certain foreign issuers than about U.S. issuers. Evidence of securities ownership may be uncertain in many foreign countries. As a result, there is a risk that a Fund's trade details could be incorrectly or fraudulently entered at the time of the transaction, resulting in a loss to the Funds. Securities of foreign issuers are generally less liquid than securities of comparable U.S.
issuers and settlement periods for foreign security trades are often longer than in the U.S., which may also affect liquidity. In certain countries, there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the United States. The rights of investors (such as the
Funds) in certain foreign countries may be more limited than shareholders of
U.S. corporations and the Funds may have greater difficulty taking appropriate legal action in a foreign court rather than in a U.S. court. Although the
Advisor will endeavor to achieve most favorable execution costs for a Fund's portfolio transactions in foreign securities under the circumstances, commissions (and other transaction costs) are generally higher than those on
U.S. securities. In addition, it is expected that the expenses for custodian arrangements relating to a Fund's foreign securities will be somewhat greater than the expenses relating to a Fund's domestic securities. Certain foreign governments levy withholding taxes against dividend and interest income from foreign securities. Although in some countries a portion of these taxes is recoverable by the Funds, the non-recovered portion of foreign withholding taxes will reduce the income received from the companies making up a Fund.

        Foreign securities markets also have different registration, clearance and settlement procedures. Registration, clearance and settlement of securities in developing countries involve risks not associated with similar securities transactions in the United States and other more developed markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in registration, clearance or settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to

                                      B-6

make intended security purchases due to registration, clearance or settlement problems could cause a Fund to miss attractive investment opportunities.
Inability to dispose of portfolio securities due to registration, clearance or settlement problems could result either in losses to a Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

        The value of the foreign securities held by a Fund that are not U.S.
dollar-denominated may be significantly affected by changes in currency exchange rates. The U.S. dollar value of a foreign security generally decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency. In addition, the value of Fund assets may be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell foreign securities, and by currency restrictions, exchange control regulation, currency devaluations, and political and economic developments. To seek to minimize the impact of such factors on net asset values, a Fund may engage in foreign currency transactions in connection with its investments in foreign securities. A Fund will not speculate in foreign currency exchange and will enter into foreign currency transactions only to attempt to "hedge" the currency risk associated with investing in foreign securities. Although such transactions tend to minimize the risk of loss that would result from a decline in the value of the hedged currency, they also may limit any potential gain that might result should the value of such currency increase. Currency exchange transactions may be considered borrowings. A Fund may also attempt to hedge its foreign currency exchange rate risk by engaging in currency futures, options, and "cross-hedge" transactions. In cross-hedge transactions, a Fund holding securities denominated in one foreign currency will enter into a forward currency contract to buy or sell a different foreign currency (one that the Advisor reasonably believes generally tracks the currency being hedged with regard to price movements). The Advisor may select the tracking (or substitute) currency rather than the currency in which the security is denominated for various reasons, including in order to take advantage of pricing or other opportunities presented by the tracking currency or because the market for the tracking currency is more liquid or more efficient. Such cross-hedges are expected to help protect a Fund against an increase or decrease in the value of the U.S. dollar against certain foreign currencies.

        The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward contract.
Accordingly, a Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if the Advisor's predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave a Fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that a Fund will have flexibility to roll-over a foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder.

        Dividends and interest payable on a Fund's foreign portfolio securities may be subject to foreign withholding taxes. Each Fund also may be subject to taxes on trading profits in some

                                      B-7

countries. In addition, some countries have a transfer or stamp duties tax on certain securities transactions. The imposition of these taxes will increase the cost to a Fund of investing in any country imposing such taxes. To the extent such taxes are not offset by credits or deductions allowed to investors under the federal income tax provisions, they may reduce the net return to a Fund's shareholders. The costs attributable to investing abroad are usually higher for several reasons, such as the higher cost of investment research, higher cost of custody of foreign securities, higher commissions paid on comparable transactions on foreign markets and additional costs arising from delays in settlements of transactions involving foreign securities.

        FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Funds may enter into futures contracts and options on futures contracts. The Funds will only enter into futures contracts and options on futures contracts that are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system. The Funds will not use futures or options on futures for speculative purposes.

        A futures contract is an agreement between two parties to buy or sell at a specific time in the future a specific quantity of a commodity at a specific price. The commodity may consist of an asset, a reference rate, or an index. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying commodity. When entering into a futures contract, a Fund would be required to make a good faith margin deposit in cash or U.S. Government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract if it is not terminated prior to its specified delivery date. Brokers may establish deposit requirements which are higher than the exchange minimums.
Initial margin deposits are typically calculated as a percentage of the contract's market value.

        After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract value changes, or if the value of the securities placed in margin deposit with the broker changes, to the extent that margin deposit requirements are no longer satisfied, the Fund will be required to make payment of additional "variation margin." Conversely, contract value changes or changes in the value of margin securities may occur in such a way as to result in "excess margin," which would typically be repaid to the Fund. When investing in futures contracts, the Funds must satisfy certain asset segregation requirements to ensure that the use of futures is not leveraged. When a Fund takes a long position in a futures contract, it must segregate liquid assets equal to the purchase price of the contract, less any margin or deposit. When a Fund takes a short position in a futures contract, the
Fund must segregate liquid assets in an amount equal to the market value of the securities underlying such contract (less any margin or deposit), which amount must be at least equal to the market price at which the short position was established. Asset segregation requirements are not applicable when a Fund
"covers" an options or futures position generally by entering into an offsetting position.

        An option on a futures contract (or futures option) conveys the right, but not the obligation, to purchase (in the case of a call option) or sell (in the case of a put option) a specific futures contract at a specific price
(called the "exercise" or "strike" price) any time before the option expires.
The seller of an option is called an option writer. The purchase price of an option is called the premium. The potential loss to an option buyer is limited to the amount of

                                      B-8

the premium plus transaction costs. This will be the case, for example, if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is "in-the-money" at the expiration date. A call option is in-the-money if the value of the underlying futures contract exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying futures contract. Generally, any profit realized by an option buyer represents a loss for the option writer.

        Each Fund may engage in futures contracts and options on futures contracts only to the extent permitted by the Commodity Futures Trading
Commission ("CFTC") and the SEC. In this regard, the Funds have claimed an exclusion from registration as a "commodity pool operator" under the Commodity
Exchange Act. Each Fund intends to limit its hedging transactions in futures contracts so that immediately after any such transaction, the aggregate initial margin that is required to be posted by a Fund under the rules of the exchange on which the futures contract (or futures option) is traded, plus any premiums paid by such Fund on its open futures options positions, does not exceed 5% of such Fund's total assets, after taking into account any unrealized profits and unrealized losses on the Fund's open contracts (and excluding the amount that a futures option is "in-the-money" at the time of purchase). An option to buy a futures contract is "in-the-money" if the then-current purchase price of the underlying futures contract exceeds the exercise or strike price; an option to sell a futures contract is "in-the-money" if the exercise or strike price exceeds the then-current purchase price of the contract that is the subject of the option.

        The risk of loss in trading futures contracts and in writing futures options can be substantial, because of the low margin deposits required, the extremely high degree of leverage involved in futures and options pricing, and the potential high volatility of the futures markets. As a result, a relatively small price movement in a futures position may result in immediate and substantial loss (or gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract, and the writing of a futures option, may result in losses in excess of the amount invested in the position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements (and segregation requirements, if applicable) at a time when it may be disadvantageous to do so. In addition, on the settlement date, a Fund may be required to make delivery of the instruments underlying the futures positions it holds.

        A Fund could suffer losses if it is unable to close out a futures contract or a futures option because of an illiquid secondary market. Futures contracts and futures options may be closed out only on an exchange which provides a secondary market for such products. However, there can be no assurance that a liquid secondary market will exist for any particular futures product at any

                                      B-9

specific time. Thus, it may not be possible to close a futures or option position. Moreover, most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses. The inability to close futures and options positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment.

        A Fund bears the risk that the Advisor will incorrectly predict future market trends. If the Advisor attempts to use a futures contract or a futures option as a hedge against, or as a substitute for, a portfolio investment, the
Fund will be exposed to the risk that the futures position will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving futures products can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.

        A Fund could lose margin payments it has deposited with its futures broker, if, for example, the broker breaches its agreement with the Fund or becomes insolvent or goes into bankruptcy. In that event, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the broker's other customers, potentially resulting in losses to the
Fund.

        GOVERNMENT OBLIGATIONS. The Funds may invest in U.S. Government obligations, including U.S. Treasury bonds, notes and bills and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the
Federal Housing Administration, the Farmers Home Administration, the
Export-Import Bank of the United States, the Small Business Administration, the
Government National Mortgage Association, the Federal National Mortgage
Association, the General Services Administration, the Student Loan Marketing
Association, the Central Bank for Cooperatives, the Federal Home Loan Mortgage
Corporation, the Federal Intermediate Credit Banks and the Maritime
Administration. Obligations of certain agencies and instrumentalities of the
U.S. Government, such as those of the Government National Mortgage Association, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing
Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

                                      B-10

        Securities issued or guaranteed by the U.S. government have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of a Fund.

        INVESTMENTS IN OTHER INVESTMENT COMPANIES. Each Fund may invest in other investment companies. As a shareholder in an investment company, a Fund would bear its ratable share of that investment company's expenses, including its management and administration fees.

        MONEY MARKET INSTRUMENTS. The Funds may invest in "money market instruments," which include, among other things, bank obligations, commercial paper and corporate bonds with remaining maturities of 13 months or less.

        Bank obligations include bankers' acceptances, negotiable certificates of deposit, and non-negotiable time deposits earning a specified return and issued by a U.S. bank which is a member of the Federal Reserve System or insured by the Bank Insurance Fund of the Federal Deposit Insurance Corporation
("FDIC"), or by a savings and loan association or savings bank which is insured by the Savings Association Insurance Fund of the FDIC. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks and obligations of domestic branches of foreign banks.

        Investments by a Fund in commercial paper will consist of issues that are rated "A-2" or better by S&P or "Prime-2" or better by Moody's. In addition, each Fund may acquire unrated commercial paper and corporate bonds that are determined by the Advisor at the time of purchase to be of comparable quality to rated instruments that may be acquired by each Fund.

        Commercial paper may include variable and floating rate instruments.
While there may be no active secondary market with respect to a particular instrument purchased by a Fund, each Fund may, from time to time as specified in the instrument, demand payment of the principal of the instrument or may resell the instrument to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods when a Fund is not entitled to exercise its demand rights, and a Fund could, for this or other reasons, suffer a loss with respect to such instrument.

        OPTIONS. The Funds may purchase put and call options. An option on a security (or index) is a contract that gives the holder of the option, in return for the payment of a "premium," the right, but not the obligation, to buy from
(in the case of a call option) or sell to (in the case of a put option) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price prior to the expiration date of the option. The writer of an option on a security has the obligation upon exercise of the option (1) to deliver the underlying security upon payment of the exercise price (in the case of a call option) or (2) to pay the exercise price upon delivery of the underlying security (in the case of a put option). The writer of an option on an index has the obligation upon exercise of the option to pay an amount equal to the cash value of the index minus the exercise price, multiplied by a specified multiplier for the index option. Unlike exchange-traded options, which are standardized, the terms of OTC options
(options not traded on exchanges) generally are established through negotiation with the other

                                      B-11

party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

        A call option grants to the holder the right to buy (and obligates the writer to sell) the underlying security at the strike price. A put option grants to the holder the right to sell (and obligates the writer to buy) the underlying security at the strike price. The purchase price of an option is called the
"premium." The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer, but that person could also seek to profit from an anticipated rise or decline in option prices. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is "in-the-money" at the expiration date. A call option is in-the-money if the value of the underlying position exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying position. Generally, any profit realized by an option buyer represents a loss for the option writer. The writing of an option will not be considered to constitute the issuance of a "senior security"
by a Fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a
Fund, if the Fund segregates liquid assets in a segregated account in sufficient amount to cover the transaction.

        If a trading market in particular options were to become unavailable, investors in those options (such as the Funds) would be unable to close out their positions until trading resumes, and they may be faced with substantial losses if the value of the underlying interest moves adversely during that time.
Even if the market were to remain available, there may be times when options prices will not maintain their customary or anticipated relationships to the prices of the underlying interests and related interests. Lack of investor interest, changes in volatility, or other factors or conditions might adversely affect the liquidity, efficiency, continuity, or even the orderliness of the market for particular options.

        A Fund bears the risk that the Advisor will not accurately predict future market trends. If the Advisor attempts to use an option as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the option will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving options can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Many options, in particular OTC options, are complex and often valued based on subjective factors. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund.

        REAL ESTATE INVESTMENT TRUSTS (REITs). The Funds may invest in REITs, which pool investors' funds for investment primarily in income-producing real estate or real estate related loans or interests. Unlike corporations, REITs do not have to pay income taxes if

                                      B-12

they meet certain requirements of the Internal Revenue Code of 1986, as amended
(the "Code"). Among other organizational and operational requirements, to qualify, a REIT must distribute at least 95% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages and sales of property.

        REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rental and lease payments.
Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs make loans to commercial real estate developers and derive their income primarily from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage
REITs.

        An equity REIT's performance ultimately depends on the types and locations of the properties it owns and on how well it manages its properties.
For instance, rental income could decline because of extended vacancies, increased competition from nearby properties, tenants' failure to pay rent, or incompetent management. Property values could decrease because of overbuilding, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, rent controls, losses due to casualty or condemnation, increases in property taxes and/or operating expenses, or changes in zoning laws or other factors.

        Changes in interest rates could affect the performance of REITs. In general, during periods of rising interest rates, REITs may lose some of their appeal to investors who may be able to obtain higher yields from other income-producing investments, such as long-term bonds. Higher interest rates may also mean that it is more expensive to finance property purchases, renovations and improvements, which could hinder a REIT's performance. During periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by such mortgage REITs.

        While equity REITs are affected by changes in the value of the underlying properties they own, mortgage REITs are affected by changes in the value of the properties to which they have extended credit. REITs may not be diversified and are subject to the risks involved with financing projects. REITs may also be subject to substantial cash flow dependency and self-liquidation. In addition, REITs could possibly fail to qualify for tax-free pass-through of income under the Code or to maintain their exemptions from registration under the 1940 Act.

        Such factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to a REIT. In the event of a default by a borrower or lessee, a REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

        Under certain circumstances the Fund could own real estate directly as a result of a default on debt securities it owns. If the Fund has rental income or income from the direct disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company.

        REPURCHASE AGREEMENTS. The Funds may enter into repurchase agreements. A repurchase agreement is an agreement under which a Fund acquires a fixed income security

                                      B-13

(generally a security issued by the U.S. government or an agency thereof, a banker's acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day).
Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by a Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and be held by a custodian bank until repurchased. In addition, the
Advisor will monitor a Fund's repurchase agreement transactions generally and will evaluate the creditworthiness of any bank, broker, or dealer party to a repurchase agreement relating to a fund. The use of repurchase agreements involves certain risks. One risk is the seller's ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the Fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the bankruptcy or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within its control and therefore the realization by the Fund on such collateral may be automatically stayed. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. Repurchase agreements are usually for short periods, seven days or less, but can be for longer periods. A Fund will not enter into a repurchase agreement of a duration of more than seven days if, taken together with other illiquid securities, more than 15%
of a Fund's net assets would be so invested.

        RESTRICTED AND ILLIQUID SECURITIES. Each Fund may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the Securities Act of 1933, as amended
(the "1933 Act"), and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by a Fund. The price a Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. A
Fund will not invest more than 15% of the value of its net assets in securities that are illiquid.

        Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A Fund might also have to register such restricted securities in order to dispose of them which, if possible at all, would result in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

                                      B-14

        Certain of the Funds may, from time to time, purchase other non-publicly traded securities, private placements and restricted securities. These securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly-traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from sales could be less than those originally paid by a Fund or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly-traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, a Fund may be required to bear the expenses of registration.

        A large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

        Each Fund may purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. Rule 144A allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers.

        Rule 144A securities may be determined to be liquid in accordance with guidelines established and approved by the Board of Directors of the Funds. If trading in Rule 144A securities were to decline, these securities could become illiquid after being purchased, increasing the level of illiquidity of a Fund.
As a result, a Fund holding these securities might not be able to sell these securities when the Advisor wishes to do so, or might have to sell them at less than fair value.

        REVERSE REPURCHASE AGREEMENTS. The Funds may invest in reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. The repurchase price will include an interest element. A reverse repurchase agreement is considered to be a borrowing for purposes of the 1940 Act. A Fund will typically invest the cash received from the reverse repurchase agreement and will also continue to receive any principal and interest payments on the security loaned to the reverse repurchase agreement counterparty during the term of the agreement. Reverse repurchase agreements involve the risk that a Fund will not realize earnings from the investment of the cash proceeds obtained from the transaction in sufficient amount to offset the interest paid to the reverse repurchase agreement counterparty. The Funds' custodian bank will be required segregate liquid assets in a segregated account in sufficient amount to cover a
Fund's obligation to repurchase the securities under the contract. A Fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been reviewed and found satisfactory by the Advisor.

                                      B-15

        SECURITIES LENDING. A Fund may lend its investment securities to qualified institutional investors (typically brokers, dealers, banks, or other financial institutions). A Fund receives collateral equal to at least 105% of the current market value of the loaned securities and that collateral is marked to market daily. By lending its investment securities, a Fund attempts to increase its net investment income through the receipt of interest on the collateral received. The Funds will pay reasonable administration and custodial fees in connection with the loan of securities. If the borrower defaults on its obligation to return the securities lent because of insolvency or other reasons, a Fund could experience delays and costs in recovering the securities lent or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a Fund is not able to recover the securities lent, a Fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Cash received as collateral through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment to market appreciation or depreciation. Loans of portfolio securities may not exceed 33 1/3% of a
Fund's total assets.

        SHORT-TERM INSTRUMENTS. The Fund may invest in short-term instruments, which include obligations of the U.S. government and its agencies or instrumentalities; commercial paper, variable amount master demand notes and other debt securities, including high quality U.S. dollar-denominated short-term bonds and notes issued by domestic and foreign corporations; variable and floating rate securities; bank obligations; repurchase agreements collateralized by these securities; and shares of other investment companies that primarily invest in any of the above-referenced securities.

        Short-term instruments may also include U.S. dollar-denominated certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks and domestic or foreign branches or subsidiaries of foreign banks. Certificates of deposit are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Such instruments include Yankee Certificates of
Deposit ("Yankee CDs"), which are certificates of deposit denominated in U.S.
dollars and issued in the United States by the domestic branch of a foreign bank. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Funds are not insured by the FDIC or any other agency of the U.S. government. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer.
These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

        Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System. Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the
Federal Reserve System only if they elect to join. In addition, state banks are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal or state laws and regulations, domestic banks, among other things, generally are required to maintain specified levels of reserves, are limited in the amounts which they can loan to a single borrower, and are subject to other regulations designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

                                      B-16

        Obligations of foreign branches and subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as certificates of deposit and time deposits, may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

        SWAP AGREEMENTS. A swap agreement is an agreement between two parties to exchange payments at specified dates (periodic payment dates) on the basis of a specified amount (notional amount) with the payments calculated with reference to a specified asset, reference rate, or index. Examples of swap agreements include, but are not limited to, interest rate swaps, credit default swaps, equity swaps, commodity swaps, foreign currency swaps, index swaps, and total return swaps. Most swap agreements provide that when the periodic payment dates for both parties are the same, payments are netted, and only the net amount is paid to the counterparty entitled to receive the net payment. Consequently, a
Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments; U.S. dollar-denominated payments may be exchanged for payments denominated in a different currency; and
payments tied to the price of one asset, reference rate, or index may be exchanged for payments tied to the price of another asset, reference rate, or index. A Fund is required to maintain liquid assets in a segregated account in an amount sufficient to cover its obligations under the swap agreement.

        The use of swap agreements by a Fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. For example, if the counterparty under a swap agreement defaults on its obligation to make payments due from it, as a result of its bankruptcy or otherwise, a Fund may lose such payments altogether, or collect only a portion thereof, which collection could involve costs or delays. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions.

        Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. In addition, a swap transaction may be subject to a Fund's limitation on investments in illiquid

                                      B-17

securities. Swap agreements may be subject to pricing risk, which exists when a particular swap becomes extraordinarily expensive (or cheap) relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity or to realize the intrinsic value of the swap agreement.

        The swaps market is a relatively new market and is largely unregulated.
It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

        U.S. AGENCY MORTGAGE PASS-THROUGH SECURITIES. The Funds may purchase
U.S. Agency pass-throughs mortgage obligations that meet each Fund's selection criteria and are investment grade or of comparable quality. Mortgage pass-throughs are securities that pass through to investors an undivided interest in a pool of underlying mortgages. These are issued or guaranteed by
U.S. government agencies such as the Government National Mortgage Association
("GNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") and the Federal
National Mortgage Association ("FNMA").

                    III. FUNDAMENTAL INVESTMENT LIMITATIONS

        Each Fund has adopted the following investment limitations as fundamental limitations, which cannot be changed without the approval of the holders of a majority of a Fund's outstanding shares. For these purposes, a
"majority of outstanding shares" means the vote of the lesser of: (1) 67% or more of the outstanding shares of a Fund, if the holders of more than 50% of a
Fund's outstanding shares are present or represented by proxy; or (2) more than
50% of the outstanding shares of a Fund. The Funds may not:

        1. Borrow money or issue senior securities, except through reverse repurchase agreements or otherwise as permitted under the 1940 Act, as interpreted, modified, or otherwise permitted by regulatory authority.

        2. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent a Fund from purchasing, selling, or entering into futures contracts, or acquiring securities or other instruments and options thereon backed by, or related to, physical commodities.

        3. Invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

        4. Make loans, except as permitted under the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority.

        5. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities issued by any company engaged in the real estate business.

                                      B-18

        6. Act as an underwriter of another issuer's securities, except to the extent that a Fund may be deemed to be an underwriter within the meaning of the
1933 Act in connection with the purchase and sale of portfolio securities.

        7. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings. Initial and variation margin for futures and options contracts will not be deemed to be a pledge of a Fund's assets.

        Compliance with the investment limitations set forth above is measured at the time the securities are purchased. If a percentage restriction is adhered to at the time the investment is made, a later change in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction, however, with respect to borrowings and illiquid securities, as described herein, changes in the percentages of such securities after the time of investment will be monitored and assessed to ensure the Funds'
compliance with said limitations.

                                 IV. MANAGEMENT

OFFICERS AND DIRECTORS

        The business and affairs of the Funds are managed under the direction of the Company's Board of Directors (the "Board"). The Directors and executive officers of the Company, their addresses, ages, principal occupations during the past five years, and other affiliations are set forth below. Each Director serves until his termination; retirement, resignation, or death; or as otherwise specified in the Company's organizational documents. The Board is currently comprised of four Directors, of whom three Directors are not "interested"
persons of the Company or the Advisor, as defined under the 1940 Act
("Disinterested Directors"). The Directors do not serve as directors for any other funds advised by the Advisor or any funds that have an investment advisor that is affiliated with the Advisor. The mailing address of the Directors and officers is 420 Lexington Avenue, New York, New York 10170.

                                      B-19

                                      Term of
                                      Office                       Number of
                                      and        Principal         Portfolios in
                          Position(s) Length     Occupation(s)     Fund Complex     Other
Name, Address,            Held with   of Time    During Past 5     Overseen by      Directorships
and Age                   Fund        Served     Years             Director         held by Director
-------                   ----        ------     -----             --------         ----------------

Disinterested Directors:

R. Charles Tschampion     Director,
Age 61,                   Chairman    Since      Director,            5             Trustee and
420 Lexington Avenue      of the      2007       Industry                           Member of the
New York, New York        Audit                  Relations, CFA                     Audit Committee,
10170                     Committee              Institute since                    SPDR Select
                          and                    2005; Managing                     Sector Trust;
                          Member of              Director of                        Trustee of Lehigh
                          the                    Investment                         University and
                          Nominating             Research and                       Chair of the
                          Committee              Managing                           Investment
                                                 Director of                        Sub-Committee for
                                                 Defined                            the Lehigh
                                                 Contribution                       University
                                                 Plans, General                     Endowment Fund;
                                                 Motors Asset                       Director, Select
                                                 Management                         High Yield
                                                 Corporation                        Oversees Fund,
                                                 from 1994 to                       LLC.
                                                 2005.

Ernest J. Scalberg        Director,
Age 61,                   Member of   Since      Associate Vice       5             Trustee, SPDR
420 Lexington Avenue      the Audit   2007       President for                      Select Sector
New York, New York        and                    External                           Trust; Trustee,
10170                     Nominating             Programs and                       The International
                          Committees             Dean of the                        University in
                                                 Fisher Graduate                    Geneva.
                                                 School of
                                                 International
                                                 Business,
                                                 Monterey
                                                 Institute of
                                                 International
                                                 Studies since
                                                 2001.

Michael G. Smith          Director,
Age 62,                   Member of   Since      Retired since        5             Director, Ivy
420 Lexington Avenue      the Audit   2007       1999.                              Funds, Inc.;
New York, New York        and                    Formerly,                          Director,
10170                     Nominating             Managing                           Northwestern
                          Committees             Director,                          Mutual Series
                                                 Corporate and                      Fund, Inc.;
                                                 Institutional                      Director, Mason
                                                 Client Group,                      Street Funds,
                                                 Central Region,                    Inc.;  Director,
                                                 Merrill Lynch &                    Cox Business
                                                 Co., Inc.                          School, Southern
                                                                                    Methodist
                                                                                    University.

Interested Director/
Officers:

Anthony F. Dudzinski      Director    Since      President,           5             N/A
Age 44,                   and           2006     XShares Group
420 Lexington Avenue      Chairman               LLC since 2006;
New York, New York 10170  of the                 Chief Executive
                          Board and              Officer and
                          Chief                  Chief Operating
                          Operating              Officer of
                          Officer                XShares
                                                 Advisors LLC

                                      B-20

                                      Term of
                                      Office                       Number of
                                      and        Principal         Portfolios in
                          Position(s) Length     Occupation(s)     Fund Complex     Other
Name, Address,            Held with   of Time    During Past 5     Overseen by      Directorships
and Age                   Fund        Served     Years             Director         held by Director
-------                   ----        ------     -----             --------         ----------------

                                              since 2006;
                                                 Vice-President,
                                                 HealthShares(TM)
                                                 Inc. since 2006;
                                                 CEO US Euro
                                                 Securities from
                                                 2004 to 2006;
                                                 President and
                                                 COO of M. H.
                                                 Meyerson & Co.,
                                                 Inc. from 2000
                                                 to 2003.

David M. Kelley           President   Since      Senior Vice          N/A           N/A
Age 47,                   and Chief   2006       President of TD
420 Lexington Avenue      Executive              AMERITRADE
New York, New York 10170  Officer                Holding
                                                 Corporation
                                                 since 2006;
                                                 Chief
                                                 Technology
                                                 Officer,
                                                 Corporate
                                                 Division,
                                                 Merrill Lynch &
                                                 Co., Inc. from
                                                 2002 to 2005.

David W. Jaffin           Treasurer   Since      Chief Operating      N/A           N/A
Age 52,                   and           2006     Officer,
420 Lexington Avenue      Secretary              XShares Group
New York, New York 10170                         LLC since 2006;
                                                 Chief Financial
                                                 Officer,
                                                 XShares
                                                 Advisors LLC
                                                 since 2006;
                                                 Secretary and
                                                 Treasurer,
                                                 HealthShares(TM)
                                                 Inc. since
                                                 2006;
                                                 President,
                                                 Technical
                                                 Coatings
                                                 Laboratory from
                                                 2000 to 2005.

------------------------
* Officers/Directors of the Company are "interested persons" as defined in the
1940 Act.

        No officer, director or employee of the Advisor or any of its affiliates receives any compensation from the Company or the Funds for serving as an officer or Director of the Company or the Funds. The Company pays each
Disinterested Director an annual fee of $30,000, plus $4,000 per meeting attended ($1,000 per meeting, if attended telephonically). Each Disinterested
Director will also receive $2,000 per Audit Committee meeting attended, although the Audit Committee Chairman will receive $3,000 per Audit Committee meeting attended. The Company reimburses each Director for their costs and expenses associated with

                                      B-21

their performance of their duties hereunder, including the cost and expenses associated with attendance of meetings of the Board.

        Directors' fees and expenses are allocated among the Funds based on each
Fund's relative net assets. Assuming that four meetings of the Board and two meetings of the Audit Committee are held annually, it is estimated that the compensation to each Director for the fiscal year ended May 31, 2008, will be(1):

------------------------
(1) The estimated compensation shown in this chart is for the period beginning on July 24, 2007, through May 31, 2008. This compensation is estimated only, based on current compensation levels. There is no assurance that this estimate is reliable and actual compensation may be higher or lower than that reflected above.

                                      B-22

                                            Pension or                              Total
                                            Retirement                        Compensation From
                           Aggregate     Benefits Accrued      Estimated       Company and Fund
    Name of Person,      Compensation       as Part of      Annual Benefits    Complex Paid to
       Position          from Company    Company Expenses   Upon Retirement       Directors
----------------------  --------------- ------------------ ----------------   -------------------

Anthony F. Dudzinski,          -                -                  -                  -
Director and Chairman
of the Board

R. Charles Tschampion,      $52,000             -                  -               $52,000
Director and Chairman
of the Audit Committee

Ernest J. Scalberg,         $50,000             -                  -               $50,000
Director

Michael G. Smith,           $50,000             -                  -               $50,000
Director

        Director Ownership of Fund Shares. The following table shows the dollar range of fund shares beneficially owned by each Director as of August 20, 2007.
Since the Funds have not yet commenced operations, none of the Directors own any shares of the Funds.

                                                                             AGGREGATE DOLLAR RANGE OF
                                                                              EQUITY SECURITIES IN ALL
                                        DOLLAR RANGE OF EQUITY                   FUNDS OVERSEEN BY
     NAME OF DIRECTOR                  SECURITIES FOR EACH FUND                 DIRECTOR IN COMPLEX
     ----------------                  ------------------------                 -------------------

Anthony F. Dudzinski                              N/A                                   N/A

R. Charles Tschampion                             N/A                                   N/A

Ernest J. Scalberg                                N/A                                   N/A

Michael G. Smith                                  N/A                                   N/A

BOARD COMMITTEES

        The Funds' Board of Directors has established the following committees:

        Audit Committee. The Board has an Audit Committee that meets at least twice annually to select, oversee and set the compensation of the Company's independent registered public accounting firm (the "Accountants"). The Audit
Committee is responsible for pre-approving all audit and non-audit services performed by the Accountants for the Company and for pre-approving certain non-audit services performed by the Accountants for the Advisor and each
Sub-Advisor and certain of their control persons. The Audit Committee is comprised of all of the Company's Disinterested Directors. The Audit Committee
also meets with the Accountants to review the Funds' financial statements and to report on its findings to the Board, and to

                                      B-23

provide the Accountants the opportunity to report on various other matters. The
Audit Committee also acts as the Company's qualified legal compliance committee.

        Nominating Committee. The Board has a Nominating Committee to whose discretion the selection and nomination of directors who are not "interested persons," as defined in the 1940 Act, of the Funds is committed. The Nominating
Committee is comprised of all of the Company's Disinterested Directors. This
committee will consider any candidate for Director recommended by a current shareholder if the Committee is required by law to do so.

INVESTMENT ADVISOR AND SUB-ADVISORS

        XShares Advisors LLC (the "Advisor") serves as the investment advisor to the Funds with overall responsibility for the general management and administration of the Funds, subject to the supervision of the Company's Board of Directors. The Advisor is also responsible for employing any sampling strategy for the Funds. The Advisor is located at 420 Lexington Avenue, New
York, NY 10170. The Advisor's parent company is XShares Group LLC ("XShares
Group"). XShares Group is an early stage financial services company specializing in the development of innovative financial products and investment strategies.
Amerivest Investment Management, LLC ("Amerivest") serves as a sub-advisor to the Funds. Amerivest is located at 1005 North Ameritrade Place, Bellevue,
Nebraska 68005, is a Delaware limited liability company and a wholly-owned subsidiary of TD AMERITRADE Holding Corporation, whose headquarters are located at 4211 South 102nd Street, Omaha, Nebraska 68127 ("TDAHC"). BNY Investment
Advisors ("BNY") also serves as a sub-advisor to the Funds. BNY is a separate identifiable division of The Bank of New York, is a New York state banking corporation, and has its principal office and place of business at 1633
Broadway, 13th Floor, New York, NY 10019 (Amerivest and BNY are each referred to as a "Sub-Advisor" and, together, the "Sub-Advisors"). As of July 31, 2007, BNY managed approximately $125 billion in assets. Amerivest did not manage any assets. Pursuant to separate Sub-Advisory Agreements between the Advisor and each Sub-Advisor, the Sub-Advisors will be responsible for the day-to-day management of the Funds, subject to the supervision of the Advisor and the
Funds' Board of Directors. In this regard, the Sub-Advisors will be responsible for implementing the replication strategy for each Fund with regard to its
Underlying Index and for general administration, compliance and management services as may be agreed between Advisor and each Sub-Advisor from time to time.

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

        The Advisor serves as the investment advisor to each of the Funds pursuant to an Investment Advisory Agreement with the Company (the "Advisory
Agreement"). Pursuant to the Advisory Agreement, the Advisor is responsible, subject to the supervision of the Company's Board for the day-to-day management of each Fund in accordance with each Fund's investment objectives, policies and strategies. The Advisor also administers the Company's business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits its officers and employees to serve without compensation as officers, Directors or employees of the Company. Pursuant to the
Advisory Agreement, the Advisor is authorized to engage one or more sub-advisors for the performance of any of the services to be

                                      B-24

provided by the Advisor under the Advisory Agreement. Under the Advisory
Agreement, the Advisor is also responsible for arranging sub-advisory, transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Funds to operate.

        For the services it provides to the Funds, the Advisor receives a unified management fee equal to an annual rate of .65% of each Fund's average daily net assets. The fees are accrued daily and paid monthly. Out of the management fee, the Advisor pays, or arranges for the payment of, all fees and expenses of the Sub-Advisors, the Transfer Agent, the Administrator and
Accounting Agent and the Custodian. The Fund is responsible for the payment of all other expenses associated with its operation, including but not limited to, brokerage expenses, taxes, interest, fees and expenses of counsel to the Funds, fees and expenses of the Disinterested Directors (including legal counsel fees), certain out-of-pocket expenses of the Advisor or Sub-Advisors, including, but not limited to cost of obtaining prices for security valuations (including manual broker quotes), Federal Reserve charges related to securities transactions, postage and insurance on physical transfer items, telecommunication charges, and proxy voting execution, advice and reporting etc., fees and expenses of the Chief Compliance Officer and expenses associated with the Funds' compliance program, litigation expenses, fees and expenses of the Funds' independent auditors, registration fees, expenses associated with compliance by the Fund with mandatory regulatory mandates, including those relating to the development and distribution of its prospectus and shareholder reports, and extraordinary expenses.

        The Advisor at its discretion may waive its right to any portion of the advisory fee and may use any portion of this fee for purposes of shareholder and administrative services. There can be no assurance that such fees will be waived in the future.

        In accordance with the terms of the Sub-Advisory Agreement with
Amerivest, the Advisor pays Amerivest, out if its own resources, a fee at the annual rate of .55 of 1% of each Fund's average daily net assets for the first
$5 billion in assets and .60 of 1% of each Fund's average daily net assets in excess of $5 billion.

        Out of the Sub-Advisory fee, Amerivest pays all fees and expenses of
BNY, the Transfer Agent, Administrator and Accounting Agent and Custodian.
Amerivest has contractually agreed to reduce its fees and/or pay Fund operating expenses (excluding any front-end or contingent deferred loads, acquired fund fees and expenses, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) in order to limit each Fund's Net Annual Operating
Expenses for shares of the Fund to .65% of the Fund's average net assets (the
"Expense Cap"). The Expense Cap will remain in effect until at least September
30, 2008. Amerivest is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years. This reimbursement may be requested by Amerivest if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement)
does not exceed the Expense Cap.

        Amerivest pays BNY, out of its own resources, a fee based on a percentage of the average daily net assets of each Fund as set forth below:

                                      B-25

    o    10 basis points (0.10%) of the first $100 million in combined daily net assets of all Funds; and

    o    5 basis points (0.05%) of the combined daily net assets of all Funds in excess of $100 million.

    There is a minimum annual fee of $ 35,000 per Fund.

        The Advisory Agreement and Sub-Advisory Agreements between the Advisor and each Sub-Advisor, with respect to each Fund, were initially approved by the
Board on July 24, 2007. The Advisory Agreement and each Sub-Advisory Agreement, with respect to each Fund, continue in effect for two years from its effective date and may be continued in effect annually thereafter if such continuance is approved by (i) the Board, or (ii) a majority (as defined in the 1940 Act) of the outstanding voting securities of each applicable Fund, provided that in either case the continuance is also approved by a majority of the Disinterested
Directors, by a vote cast in person at a meeting called for the purpose of voting on such continuance. The Advisory Agreement and Sub-Advisory Agreements
are each terminable without penalty by the Company with respect to one or more of the Funds on 60 days written notice when authorized either by majority vote of its outstanding voting shares or by a vote of a majority of its Board
(including a majority of the Disinterested Directors), or by the Advisor or each
Sub-Advisor (as applicable) on 60 days written notice, and will automatically terminate in the event of its assignment. Each of the Advisory Agreement and
Sub-Advisory Agreements provide that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Advisor or respective Sub-Advisor, or of reckless disregard by each of them of their obligations thereunder, the
Advisor and the respective Sub-Advisor shall not be liable for any action or failure to act in accordance with its duties thereunder.

PORTFOLIO MANAGERS

        Set forth below is additional information regarding the individuals identified in the Prospectus as primarily responsible for the day-to-day management of the Funds ("Portfolio Managers").

        As of July 31, 2007, the separate division of the Sub-Advisor called the
Index Fund Management Division that manages the Funds also managed seven (7)
other registered investment companies with approximately $2.1 billion in assets;
ten (10) pooled investment vehicles with approximately $6.8 billion in assets and one hundred and five (105) other accounts with approximately $14.9 billion in assets. Each of the portfolios or accounts managed by the Portfolio Managers in BNY's Index Fund Management Division are index funds which therefore seek to track the rate of return, risk profile and other characteristics of an index by either replicating the same combination of securities that compose that index or through a representative sampling of the securities that compose that benchmark based on objective criteria and data. The Portfolio Managers are required to manage each portfolio or account to meet those objectives. The Portfolio
Managers in BNY's Index Fund Management Division manages these other accounts as a team.

                                      B-26

        As of July 31, 2007, Ivo Ivanov did not have primary responsibility for the day-to-day management of any other registered investment companies, pooled investment vehicles, or other accounts.

Portfolio Manager Compensation

        As of July 31, 2007, BNY's Portfolio Managers' compensation generally consists of base salary, bonus, and various long-term incentive compensation vehicles, if eligible. In addition, the Portfolio Managers are eligible for the standard retirement benefits and health and welfare benefits available to all
BNY employees. In the case of Portfolio Managers who are also responsible for managing managed accounts other than the Funds, the method used to determine their compensation is the same for all Funds and investment accounts. A
Portfolio Manager's base salary is determined by the manager's experience and performance in the role, taking into account the ongoing compensation benchmark analyses performed by BNY's Human Resources Department. A Portfolio Manager's
base salary is generally a fixed amount that may change as a result of periodic reviews, upon assumption of new duties, or when a market adjustment of the position occurs. A Portfolio Manager's bonus is determined by a number of factors. One factor is gross, pre-tax performance of a fund relative to expectations for how the fund should have performed, given its objectives, policies, strategies and limitations, and the market environment during the measurement period. This performance factor is not based on the value of assets held in a Fund's portfolio. Additional factors include the Portfolio Manager's contributions to the investment management functions within the sub-asset class, contributions to the development of other investment professionals and supporting staff, and overall contributions to strategic planning and decisions for the investment group. The bonus is paid on an annual basis.

        As of July 31, 2007, Ivo Ivanov's compensation generally consists of a base salary and a quarterly bonus. His base salary is a fixed amount that may change as a result of periodic reviews, upon assumption of new duties or when the competitive forces in the employment marketplace call for such an adjustment. The size of his quarterly bonus depends on several factors, including (i) the operating results of TDAHC, (ii) the operating results of Mr.
Ivanov's business unit and (iii) his individual performance relative to a number of standards as set by TDAHC from time to time.

Potential Conflicts of Interest

        The BNY Portfolio Managers for each Fund manage multiple portfolios for multiple clients. These accounts may include investment companies, separate accounts (assets managed on behalf of individuals and institutions such as pension funds, insurance companies and foundations), and bank collective and common trust accounts. Each BNY Portfolio Manager generally manages portfolios having substantially the same investment style as the relevant Fund. However, the portfolios managed by a BNY Portfolio Manager may not have portfolio compositions identical to those of the Fund(s) managed by the BNY Portfolio
Manager due, for example, to specific investment limitations or guidelines present in some portfolio or Funds but not others. The BNY Portfolio Managers may purchase securities for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. A BNY Portfolio
Manager may place transactions on behalf of other accounts that are directly or indirectly contrary to

                                      B-27

investment decisions made on behalf of a Fund, or make investment decisions that are similar to those made for a Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, a BNY
Portfolio Manager may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures that are or have the potential to be higher than the sub-advisory fees paid to each Sub-Advisor. However, the compensation structure for BNY Portfolio Managers generally does not provide any incentive to favor one account over another because that part of a manager's bonus based on performance is not based on the performance of one account to the exclusion of others.

        The Company does not believe that Mr. Ivo Ivanov is subject to any conflict of interest in connection with his management of the Funds as Mr.
Ivanov does not have primary responsibility for the day-to-day management of any other accounts or funds.

DISTRIBUTOR

        ALPS Distributors, Inc., a Colorado corporation with principal offices at 1290 Broadway, Suite 1100, Denver, Colorado, serves as the distributor of
Creation Units for each Fund on an agency basis (the "Distributor"). The
Distributor has entered into a Distribution Agreement with the Company pursuant to which it distributes the shares of the Funds. Shares are continuously offered for sale by the Distributor only in Creation Unit Aggregations. Fund shares in less than Creation Unit Aggregations are not distributed by the Distributor.

        Under the Distribution Agreement, the Distributor, for nominal consideration (i.e., $1.00) and as agent for the Funds, will solicit orders for the purchase of the Funds' shares, provided that any subscriptions and orders will not be binding on the Funds until accepted by the Funds. The Distributor will deliver Prospectuses and, upon request, Statements of Additional
Information to persons purchasing Creation Unit Aggregations and will maintain records of orders placed with it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 (the "Exchange Act") and a member of the National Association of Securities Dealers, Inc. ("NASD").

        The Distributor may also enter into agreements with securities dealers
("Soliciting Dealers") who will solicit purchases of Creation Unit Aggregations of Fund shares. Such Soliciting Dealers may also be Participating Organizations
(as discussed in "Procedures for Creation of Creation Unit Aggregations" below)
or DTC participants (as defined below).

        The Distribution Agreement was initially approved by the Board on July
24, 2007. The Distribution Agreement continues in effect for two years from its effective date and may be continued in effect annually thereafter if such continuance is approved by (i) the Board, or (ii) a majority (as defined in the
1940 Act) of the outstanding voting securities of each applicable Fund, provided that in either case the continuance is also approved by a majority of the
Disinterested Directors, by a vote cast in person at a meeting called for the purpose of voting on such continuance. The Distribution Agreement is terminable without penalty by the Company with respect to one or more of the Funds on 60 days written notice when authorized either by majority vote of its outstanding voting shares or by a vote of a majority of its Board (including a majority of the Disinterested Directors), or by the Distributor on 60 days written notice, and will

                                      B-28

automatically terminate in the event of its assignment. The Distribution
Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Distributor, or of reckless disregard by it of its obligations thereunder, the Distributor shall not be liable for any action or failure to act in accordance with its duties thereunder.

ADMINISTRATOR AND ACCOUNTING AGENT

        The Bank of New York Company, Inc. ("BONY") serves as Administrator and accounting agent for the Funds. Its principal address is 101 Barclay Street, New
York, New York 10286.

        BONY serves as Administrator and Accounting Agent for the Funds pursuant to an Administration and Accounting Agreement. Under the Administration and
Accounting Agreement, BONY is obligated on a continuous basis, to provide certain administration, valuation, accounting and computational services necessary for the proper administration of the Company and each Fund. As Fund
Accountant, BONY holds the Funds' assets, calculates the net asset value of
Shares and calculates net income and realized capital gains or losses. Pursuant to the Administration and Accounting Agreement, the Company has agreed to indemnify BONY for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from negligence or willful misconduct in the performance of its duties.

CUSTODIAN AND TRANSFER AGENT

        BONY, 101 Barclay Street, New York, New York 10286 also serves as custodian for the Funds pursuant to a Custodian Agreement. BONY also serves as transfer agent of the Funds pursuant to a Transfer Agency Agreement. BONY may be reimbursed by the Funds for its out-of-pocket expenses.

LEGAL COUNSEL

        Paul, Hastings, Janofsky & Walker LLP, 75 East 55th Street, New York,
New York 10022, serves as legal counsel to the Funds.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING COMPANY

        Eisner LLP serves as the Funds' independent registered public accounting firm. The independent registered public accounting firm audits the Funds' annual financial statements and provides other related services.

             V. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

        As of August 20, 2007, the officers and Directors, as a group, owned beneficially less than 1% of the shares of any of the Funds.

        As of August 20, 2007, no shareholder owned of record, 5% or more of the outstanding shares of a Fund.

                                      B-29

                               VI. CODE OF ETHICS

        The Company, the Advisor, the Sub-Advisors and the Distributor have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics restrict the personal securities transactions of access persons, as defined in the codes, of the Funds in securities that may be purchased or held by the Funds to ensure that such investments do not disadvantage the Funds. The codes of ethics for the Company, the Advisor, the Sub-Advisors and the
Distributor are filed as exhibits to the Funds' registration statement and instructions concerning how these documents can be obtained may be found on the back cover of the Funds' Prospectus.

                           VII. PROXY VOTING POLICIES

        The Board of Directors has delegated the responsibility to vote proxies for securities held in the Funds' portfolios to BNY, subject to the Advisor's and Board's oversight. BNY's proxy voting policies, attached as Appendix A, are reviewed periodically, and, accordingly are subject to change. Each Fund's voting record relating to portfolio securities for the 12-month period ended
July 31, 2008, may be obtained on the Fund's website at www.tdaxfunds.com and on the SEC's website at http://www.sec.gov.

          VIII. PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

        The Company's Board of Directors has adopted a policy regarding the disclosure of information about the Funds' portfolio securities. The Funds'
portfolio holdings are publicly disseminated each day the Funds are open for business through financial reporting and news services including publicly available internet web sites. In addition, a basket composition file, which includes the security names and share quantities required to be delivered in exchange for Fund shares, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of the NYSE via the National
Securities Clearing Corporation ("NSCC"). The basket represents one Creation
Unit of the applicable Fund.

                           IX. PORTFOLIO TRANSACTIONS

        The policy of the Company regarding purchases and sales of securities for the Funds is that primary consideration will be given to obtaining "best execution" of transaction at commission rates that are reasonable in relation to the value of brokerage services obtained. Consistent with this policy, when securities transactions are effected on a stock exchange, the Company's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Advisor and each Sub-Advisor rely upon their experience and knowledge regarding commissions generally charged by various brokers and on their judgment in evaluating the brokerage services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases, an exact dollar value for those services is not ascertainable.

        The Advisor and Sub-Advisors owe a fiduciary duty to their clients to obtain best execution on trades effected. "Best execution" does not necessarily mean that only brokers

                                      B-30

offering the lowest available commission rate will be selected to execute transactions. In determining "best execution," the full range of brokerage services applicable to a particular transaction may be considered, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending upon the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select form among multiple broker/dealers. The Advisor and Sub-Advisors will also use ECNs when appropriate.

        The Advisor and Sub-Advisors do not presently participate in any soft dollar arrangements. They may, however, aggregate trades with clients of a
Sub-Advisor, whose commission dollars are used to generate soft dollar credits.
Although the Company's commissions are not used for soft dollars, the Company may benefit from the soft dollar products/services received by a Sub-Advisor.

        The Advisor and Sub-Advisors assume general supervision over placing orders on behalf of the Company for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Company and one or more other clients of the Advisor or Sub-Advisors are considered at or about the same time, transactions in such securities are allocated among the several clients in a manner deemed equitable and consistent with its fiduciary obligations to all by the Advisor and Sub-Advisors. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Company is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Company.

        Portfolio turnover may vary from year to year, as well as within a year.
High turnover rates are likely to result in comparatively greater brokerage expenses. The portfolio turnover rate for each Fund may exceed 100%. The overall reasonableness of brokerage commissions is evaluated by the Advisor and each
Sub-Advisor based upon its knowledge of available information as to the general level of commission paid by other institutional investors for comparable services.

                                 X. SHARE PRICE

NET ASSET VALUE

        Each Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the NYSE, generally 4:00 p.m., Eastern Time. NAV per share is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class.

           XI. INFORMATION ABOUT TDAX INDEPENDENCE TARGET DATE SHARES

        Each Fund offers and issues an exchange-traded class of shares called
TDAX Independence Target Date Shares. Each Fund issues and redeems TDAX
Independence Target

                                      B-31

Date Shares in large lots, known as "Creation Units." To purchase or redeem a
Creation Unit, you must be a Participating Organization or you must do so through a broker that is a Participating Organization. A Participating
Organization is either a member of the Continuous Net Settlement System of the
National Securities Clearing Corporation (NSCC) or a participant in the
Depository Trust Company (DTC) that has executed a Participant Agreement with the Funds' Distributor.

        Each Fund issues Creation Units in kind, in exchange for a basket of stocks that are part of the Fund's Underlying Index (Deposit Securities). Each
Fund also redeems Creation Units in kind; an investor who tenders a Creation
Unit will receive, as redemption proceeds, a basket of stocks that are part of a
Fund's portfolio holdings (Redemption Securities). The Deposit Securities and the Redemption Securities will usually, but may not necessarily always, be the same. As part of any creation or redemption transaction, the investor will either pay or receive some cash in addition to the securities, as described more fully below. Each Fund reserves the right to issue Creation Units for cash, rather than in kind, although each has no current intention of doing so.

ADDITIONAL INFORMATION ABOUT THE UNDERLYING INDEX AND THE INDEX ADMINISTRATOR

        Based on its own proprietary intellectual model, Zacks has established specific criteria for determining which securities will represent each of the three broad asset classes and therefore eligible for inclusion in the Underlying
Indexes (the "Index Methodology"). Each Underlying Index will be administered by
Zacks, which also serves as Index Administrator. As Index Administrator, Zacks will employ the Index Methodology to determine the composition of each
Underlying Index. Mergent, Inc. acts as "index calculation agent" in connection with the calculation and dissemination of each Underlying Index. Each Underlying
Index is compiled, maintained and calculated without regard to the Advisor,
Sub-Advisors, or Distributor. The Index Administrator has no obligation to take the specific needs of the Advisor, Sub-Advisors or Distributor into account in the determination and calculation of the Underlying Index.

        It is expected that each Underlying Index will be available through major market data vendors as a result of dissemination to the Consolidated
Association by the NYSE. The NYSE is not affiliated with the Company, the Funds, the Advisor, the Sub-Advisors or the Distributor. Each Fund is entitled to use its respective Underlying Index pursuant to a licensing agreement between Zacks and Sub-Advisor, Amerivest Investment Management, LLC and a sub-licensing agreement between Amerivest and the Advisor. There is no charge to the Funds in connection with these licensing agreements.

EXCHANGE LISTING AND TRADING

        Each Fund's TDAX Independence Target Date Shares have been approved for listing on the NYSE and will trade on the NYSE at market prices that may differ from net asset value. The only relationship that the NYSE has with the Advisor, the Sub-Advisors, the Distributor or the Company in connection with the Funds is that the NYSE lists the TDAX Independence Target Date Shares pursuant to its listing agreement with the Company. The NYSE has no obligation or liability in connection with the administration, marketing or trading of the Funds.

                                      B-32

        There can be no assurance that, in the future, a Fund's TDAX
Independence Target Date Shares will continue to meet all of the NYSE's listing requirements. The NYSE may, but is not required to, delist a Fund's TDAX
Independence Target Date Shares if: (1) following the initial 12-month period beginning upon the commencement of trading, there are fewer than 50 beneficial owners of a Fund's TDAX Independence Target Date Shares for 30 or more consecutive trading days; (2) the value of the Underlying Index related to the
Fund is no longer calculated or available; or (3) such other event shall occur or condition exist that, in the opinion of the NYSE, makes further dealings on the NYSE inadvisable. The NYSE will also delist a Fund's TDAX Independence
Target Date Shares upon termination of a Fund's TDAX Independence Target Date
Shares class.

        As with any stock traded on an exchange, purchases and sales of a Fund's
TDAX Independence Target Date Shares will be subject to usual and customary brokerage commissions. The Company reserves the right to adjust the price levels of the TDAX Independence Target Date Shares (but not their value) in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, and would have no effect on the net assets of a Fund.

BOOK ENTRY ONLY SYSTEM

        DTC acts as securities depositary for the TDAX Independence Target Date
Shares. TDAX Independence Target Date Shares are registered in the name of the
DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in limited circumstances set forth below, certificates will not be issued for
TDAX Independence Target Date Shares. DTC is a limited-purpose trust company that was created to hold securities of its participants (the DTC Participants)
and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE, the NYSE and the NASD. Access to the DTC system is also available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly
(the "Indirect Participants").

        Beneficial ownership of TDAX Independence Target Date Shares is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in TDAX Independence Target Date Shares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC
Participants). Beneficial Owners will receive from or through the DTC
Participant a written confirmation relating to their purchase of TDAX
Independence Target Date Shares.

        Each Fund recognizes DTC or its nominee as the record owner of all TDAX
Independence Target Date Shares for all purposes. Beneficial Owners of TDAX
Independence

                                      B-33

Target Date Shares are not entitled to have TDAX Independence Target Date Shares registered in their names, and will not receive or be entitled to physical delivery of share certificates. Each Beneficial Owner must rely on the procedures of DTC and any DTC Participant and/or Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of TDAX Independence Target Date Shares.

        Conveyance of all notices, statements, and other communications to
Beneficial Owners is effected as follows. DTC will make available to the Company upon request and for a fee a listing of the TDAX Independence Target Date Shares of each Fund held by each DTC Participant. The Company shall obtain from each such DTC Participant the number of Beneficial Owners holding TDAX Independence
Target Date Shares, directly or indirectly, through such DTC Participant. The
Company shall provide each such DTC Participant with copies of such notice, statement, or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Company shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

        Share distributions shall be made to DTC or its nominee as the registered holder of all TDAX Independence Target Date Shares. DTC or its
nominee, upon receipt of any such distributions, shall credit immediately DTC
Participants' accounts with payments in amounts proportionate to their respective beneficial interests in TDAX Independence Target Date Shares of the appropriate Fund as shown on the records of DTC or its nominee. Payments by DTC
Participants to Indirect Participants and Beneficial Owners of TDAX Independence
Target Date Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a
"street name," and will be the responsibility of such DTC Participants.

        The Company has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such TDAX Independence Target Date Shares, or for maintaining, supervising, or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC
Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

        DTC may determine to discontinue providing its service with respect to
TDAX Independence Target Date Shares at any time by giving reasonable notice to the Company and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Company shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such replacement is unavailable, to issue and deliver printed certificates representing ownership of TDAX Independence Target Date Shares, unless the
Company makes other arrangements with respect thereto satisfactory to the NYSE
(or such other exchange on which TDAX Independence Target Date Shares may be listed).

                                      B-34

PURCHASE AND ISSUANCE OF TDAX INDEPENDENCE TARGET DATE SHARES IN CREATION UNITS

        The Funds issue and sell TDAX Independence Target Date Shares only in
Creation Units on a continuous basis through the Distributor, without a sales load, at their net asset value next determined after receipt, on any Business
Day, of an order in proper form. The Funds will not issue fractional Creation
Units. A Business Day is any day on which the NYSE is open for business.

FUND DEPOSIT

        The consideration for purchase of a Creation Unit from a Fund generally consists of the in kind deposit of a designated portfolio of equity securities
(the Deposit Securities) per each Creation Unit Aggregation constituting a substantial replication of the stocks included in the Underlying Index and an amount of cash (the Cash Component) consisting of a Balancing Amount (described below) and a Transaction Fee (also described below). Together, the Deposit
Securities and the Cash Component constitute the Fund Deposit.

        The Balancing Amount is an amount equal to the difference between the net asset value (NAV) of a Creation Unit and the market value of the Deposit
Securities (the "Deposit Amount"). It ensures that the NAV of a Fund Deposit
(not including the Transaction Fee) is identical to the NAV of the Creation Unit it is used to purchase. If the Balancing Amount is a positive number (i.e., the
NAV per Creation Unit exceeds the market value of the Deposit Securities), then that amount will be paid by the purchaser to the Fund in cash. If the Balancing
Amount is a negative number (i.e., the NAV per Creation Unit is less than the market value of the Deposit Securities), then that amount will be paid by the
Fund to the purchaser in cash (except as offset by the Transaction Fee, described below).

        The Company, through the NSCC (discussed below), makes available on each
Business Day, immediately prior to the opening of business on the NYSE
(currently 9:30 a.m., Eastern Time), a list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit for each Fund (based on information at the end of the previous Business Day).
The Fund Deposit is applicable, subject to any adjustments as described below, in order to effect purchases of Creation Units of a Fund until such time as the next-announced Fund Deposit composition is made available. Each Fund reserves the right to accept a nonconforming Fund Deposit.

        The identity and number of shares of the Deposit Securities required for a Fund Deposit may change to reflect rebalancing adjustments and corporate actions by a Fund, or in response to adjustments to the weighting or composition of the component stocks of the Underlying Index. In addition, the Company reserves the right to permit or require the substitution of an amount of
cash--i.e., a "cash in lieu" amount--to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery, may not be eligible for transfer through the Clearing Process
(discussed below), or may not be eligible for trading by a Participating
Organization (as defined below) or the investor for which a Participating
Organization is acting. Brokerage commissions incurred in connection with acquisition of Deposit Securities not eligible for transfer through the systems of DTC and hence not eligible for

                                      B-35

transfer through the Clearing Process (discussed below) will be an expense of the Fund. However, the Advisor, subject to the approval of the Board of
Directors, may adjust the Transaction Fee (described below) to protect existing shareholders from this expense.

        In addition to the list of names and numbers of securities constituting the current Deposit Securities, the Company, through the NSCC, also makes available on each Business Day, the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit of the
Fund. All questions as to the number of shares of each security in the Deposit
Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the appropriate Fund, and the Fund's determination shall be final and binding.

PROCEDURES FOR CREATION OF CREATION UNITS

        To be eligible to place orders with the Distributor and to purchase
Creation Units from a Fund, you must be (i) a Participating Organization, i.e., a broker dealer or other participant in the clearing process through the
Continuous Net Settlement System of the NSCC (the "Clearing Process"), a
clearing agency that is registered with the SEC, or (ii) a DTC Participant, and in each case, must have executed an agreement with the Distributor governing the purchase and redemption of Creation Units (the Participant Agreement). A
Participating Organization and DTC Participant are collectively referred to as an "Authorized Participant." Investors should contact the Distributor for the names of Authorized Participants that have signed a Participation Agreement. All
Fund Shares, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

        All orders to create Creation Unit Aggregations, whether through the
Clearing Process (through a Participating Party) or outside the Clearing Process
(through a DTC Participant), must be received by the Distributor no later than the closing time of the regular trading session on the NYSE ("Closing Time")
(ordinarily 4:00 p.m., Eastern Time) in each case on the date such order is placed in order for creation of Creation Unit Aggregations to be effected based on the NAV of Shares of the Fund as next determined on such date after receipt of the order in proper form. In the case of custom orders, the order must be received by the Distributor no later than 3:00 p.m. Eastern Time on the trade date. A custom order may be placed by an Authorized Participant in the event that the Company permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or other relevant reason. The date on which an order to create Creation Unit
Aggregations (or an order to redeem Creation Unit Aggregations, as discussed below) is placed is referred to as the "Transmittal Date." Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the
Participant Agreement, as described below (see the Placement of Creation Orders
Using Clearing Process and the Placement of Creation Orders Outside Clearing
Process sections). Severe economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the
Distributor or an Authorized Participant.

                                      B-36

        All orders from investors who are not Authorized Participants to create
Creation Unit Aggregations shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Unit Aggregations of a Fund have to be placed by the investor's broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Unit Aggregations through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date. Orders for Creation Unit
Aggregations that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the
Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit
Securities and Cash Component.

        Placement of Creation Orders Using Clearing Process. The Clearing
Process is the process of creating or redeeming Creation Unit Aggregations through the Continuous Net Settlement System of the NSCC. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through the Custodian to NSCC, on behalf of the
Participating Party, such trade instructions as are necessary to effect the
Participating Party's creation order. Pursuant to such trade instructions to
NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Company, together with such additional information as may be required by the Distributor. An order to create Creation Unit
Aggregations through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date, and (ii) all other procedures set forth in the Participant Agreement are properly followed.

        Placement of Creation Orders Outside Clearing Process. Fund Deposits
made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement with the Distributor. A DTC
Participant who wishes to place an order creating Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating
Party, but such orders must state that the DTC Participant is not using the
Clearing Process and that the creation of Creation Unit Aggregations will instead be effected through a transfer of securities and cash directly through
DTC. The Fund Deposit transfer must be ordered by the DTC Participant on the
Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Fund by no later than 11:00 a.m., Eastern Time, of the next Business Day immediately following the Transmittal Date.

        All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be

                                      B-37

determined by the Company, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to the
Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than 2:00 p.m., Eastern
Time, on the next Business Day immediately following such Transmittal Date. An order to create Creation Unit Aggregations outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal
Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Custodian does not receive both the required
Deposit Securities and the Cash Component by 11:00 a.m. and 2:00 p.m.,
respectively, on the next Business Day immediately following the Transmittal
Date, such order will be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund
Deposit as newly constituted to reflect the then current Deposit Securities and
Cash Component. The delivery of Creation Unit Aggregations so created will occur no later than the third (3rd) Business Day following the day on which the purchase order is deemed received by the Distributor.

        Additional transaction fees may be imposed with respect to transactions effected outside the Clearing Process (through a DTC participant) and in the limited circumstances in which any cash can be used in lieu of Deposit
Securities to create Creation Units. (See Creation Transaction Fee section below).

        Creation Unit Aggregations may be created in advance of receipt by the
Company of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the Fund Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) 105% of the market value of the undelivered Deposit Securities (the "Additional Cash Deposit"). The
order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to 4:00 p.m.,
Eastern Time, on such date, and federal funds in the appropriate amount are deposited with the Custodian by 11:00 a.m., Eastern Time, the following Business
Day. If the order is not placed in proper form by 4:00 p.m. or federal funds in the appropriate amount are not received by 11:00 a.m. the next Business Day, then the order may be deemed to be canceled and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Company, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Company in an amount at least equal to 115%
of the daily marked to market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by 1:00 p.m., Eastern
Time, on the third Business Day following the day on which the purchase order is deemed received by the Distributor or in the event a marked-to-market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Company may use the cash on deposit to purchase the missing Deposit Securities. Authorized Participants will be liable to the
Company and Fund for the costs incurred by the Company in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such
Deposit Securities on the day the purchase order was deemed received by the
Distributor plus the brokerage and related transaction costs associated with such purchases. The Company will return any unused portion of the Additional
Cash

                                      B-38

Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Company and deposited into the Company. In addition, a transaction fee, as listed below, will be charged in all cases. The delivery of Creation Unit Aggregations so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

        Acceptance of Orders for Creation Unit Aggregations. The Company
reserves the absolute right to reject a creation order transmitted to it by the
Distributor in respect of a Fund if: (i) the order is not in proper form; (ii)
the investor(s), upon obtaining the Fund Shares ordered, would own 80% or more of the currently outstanding shares of any Fund; (iii) the Deposit Securities delivered are not as disseminated for that date by the Custodian, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would otherwise, in the discretion of the Company or the Advisor, have an adverse effect on the Company or the rights of beneficial owners; or (vii) in the event that circumstances outside the control of the Company, the Custodian, the
Distributor and the Advisor make it, for all practical purposes, impossible to process creation orders. Examples of such circumstances include acts of God;
public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Company, the Advisor, the Distributor, DTC, NSCC, the Custodian or sub-custodian or any other participant in the creation process, and similar extraordinary events. The
Distributor shall notify a prospective creator of a Creation Unit and/or the
Authorized Participant acting on behalf of such prospective creator of its rejection of the order of such person. The Company, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification.

        All questions as to the number of shares of each security in the Deposit
Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Company, and the
Company's determination shall be final and binding.

        Creation Transaction Fee. To compensate the Company for transfer and other transaction costs involved in creation transactions through the Clearing
Process, investors will be required to pay a fixed creation transaction fee, described below, payable to the Company regardless of the number of creations made each day, An additional charge of up to three (3) times the fixed transaction fee (expressed as a percentage of the value of the Deposit
Securities) may be imposed for (i) creations effected outside the Clearing
Process; and (ii) cash creations (to offset the Company's brokerage and other transaction costs associated with using cash to purchase the requisite Deposit
Securities). Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Company.

        The Standard Creation/Redemption Transaction Fee for the Fund will be
$500. The Maximum Creation/Redemption Transaction Fee for the Fund will be
$3,000.

                                      B-39

        Redemption of Fund Shares in Creation Units Aggregations. Fund Shares
may be redeemed only in Creation Unit Aggregations at their NAV next determined after receipt of a redemption request in proper form by a Fund through the
Transfer Agent and only on a Business Day. A Fund will not redeem Shares in amounts less than Creation Unit Aggregations. Beneficial owners must accumulate enough Shares in the secondary market to constitute a Creation Unit Aggregation in order to have such Shares redeemed by the Company. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit Aggregation. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Fund Shares to constitute a redeemable Creation Unit
Aggregation.

        With respect to a Fund, the Custodian, through the NSCC, makes available prior to the opening of business on the NYSE (currently 9:30 a.m., Eastern Time)
on each Business Day, the identity of the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Unit Aggregations.

        Unless cash redemptions are available or specified for a Fund, the redemption proceeds for a Creation Unit Aggregation generally consist of Fund
Securities, as announced on the Business Day of the request for redemption received in proper form, plus or minus cash in an amount equal to the difference between the NAV of the Fund Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the
"Cash Redemption Amount"), less a redemption transaction fee as listed below. In the event that the Fund Securities have a value greater than the NAV of the Fund
Shares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder.

        The right of redemption may be suspended or the date of payment postponed (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares of the
Fund or determination of a Fund's NAV is not reasonably practicable; or (iv) in such other circumstances as is permitted by the SEC.

        Redemption Transaction Fee. A redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by a Fund. An additional variable charge for cash redemptions (when cash redemptions are available or specified) for a Fund may be imposed. Investors will also bear the costs of transferring the Fund Securities from the Company to their account or on their order. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit Aggregation may be charged an additional fee for such services.
The redemption transaction fees for a Fund are the same as the creation fees set forth above.

        Placement of Redemption Orders Using Clearing Process. Orders to redeem
Creation Unit Aggregations through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement. An order to redeem Creation Unit Aggregations

                                      B-40

using the Clearing Process is deemed received by the Company on the Transmittal
Date if (i) such order is received by the Transfer Agent not later than 4:00
p.m., Eastern Time, on such Transmittal Date, and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of the relevant Fund as next determined. An order to redeem Creation Unit Aggregations using the Clearing Process made in proper form but received by the Company after 4:00 p.m., Eastern Time, will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such next Business Day. The requisite Fund Securities and the Cash Redemption Amount will be transferred by the third NSCC Business Day following the date on which such request for redemption is deemed received.

        Placement of Redemption Orders Outside Clearing Process. Orders to
redeem Creation Unit Aggregations outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC
Participant who wishes to place an order for redemption of Creation Unit
Aggregations to be effected outside the Clearing Process does not need to be a
Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Unit Aggregations will instead be effected through transfer of Fund Shares directly through DTC.
An order to redeem Creation Unit Aggregations outside the Clearing Process is deemed received by the Company on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern Time on such
Transmittal Date; (ii) such order is accompanied or followed by the requisite number of Shares of the Fund, which delivery must be made through DTC to the
Custodian no later than 11:00 a.m., Eastern Time (for the Fund Shares) on the next Business Day immediately following such Transmittal Date (the "DTC
Cut-Off-Time") and 2:00 p.m., Eastern Time for any Cash Component, if any, owed to the Fund; and (iii) all other procedures set forth in the Participant
Agreement are properly followed. After the Company has deemed an order for redemption outside the Clearing Process received, the Company will initiate procedures to transfer the requisite Fund Securities which are expected to be delivered within three Business Days and the Cash Redemption Amount, if any, owed to the redeeming Beneficial Owner to the Authorized Participant on behalf of the redeeming Beneficial Owner by the third Business Day following the
Transmittal Date on which such redemption order is deemed received by the
Company.

        The calculation of the value of the Fund Securities and the Cash
Redemption Amount to be delivered/received upon redemption will be made by the
Custodian according to the procedures set forth under Determination of NAV computed on the Business Day on which a redemption order is deemed received by the Company. Therefore, if a redemption order in proper form is submitted to the
Transfer Agent by a DTC Participant not later than Closing Time on the
Transmittal Date, and the requisite number of Shares of the Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Fund
Securities and the Cash Redemption Amount to be delivered/received will be determined by the Custodian on such Transmittal Date. If, however, either (i)
the requisite number of Shares of the relevant Fund are not delivered by the DTC
Cut-Off-Time, as described above, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the
Transmittal Date. In such case, the value of the Fund Securities and the Cash
Redemption Amount to be delivered/received will be computed on the Business Day following the Transmittal Date provided that the Fund Shares of the relevant
Fund are delivered through DTC

                                      B-41

to the Custodian by 11:00 a.m. the following Business Day pursuant to a properly submitted redemption order.

        If it is not possible to effect deliveries of the Fund Securities, the
Company may in its discretion exercise its option to redeem such Fund Shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Fund Shares based on the NAV of Shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the
Fund's brokerage and other transaction costs associated with the disposition of
Fund Securities). A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities, or cash in lieu of some securities added to the Cash Component, but in no event will the total value of the securities delivered and the cash transmitted differ from the NAV. Redemptions of Fund Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit
Aggregations for cash to the extent that the Company could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. The
Authorized Participant may request the redeeming Beneficial Owner of the Fund
Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions.

                    XII. CAPITAL STOCK AND OTHER SECURITIES

        There are no restrictions on the right of shareholders to retain or dispose of the Funds' shares, other than the possible future termination of a
Fund or share class. Each Fund or class may be terminated by reorganization into another mutual fund or class or by liquidation and distribution of the assets of the Fund or class. Unless terminated by reorganization or liquidation, each Fund and share class will continue indefinitely.

        The Company is organized as a corporation under Maryland law. A shareholder of a Fund will not be personally liable for payment of the Fund's debts except by reason of his or her own conduct or acts.

        The authorized capital stock of the Company consists of 12.5 billion shares of stock, $.0001 par value per share. The Company's Board of Directors is authorized to divide the shares into separate series of stock, one for each of the Funds that may be created. The series (Funds) set forth herein have been established by the Board of Directors under the Charter of the Company. Each series represents a separate pool of assets of the Company's shares and has different objectives and investment policies. Except as noted below, each share when issued will have equal dividend, distribution and liquidation rights within the series for which it was issued, and each fractional share has rights in proportion to the percentage

                                      B-42

it represents of a whole share. Generally, all shares will vote in the aggregate as a single class, except if voting by class is required by law or the matter involved affects only one class, in which case shares will be voted separately by class. Shares of all series have identical voting rights, except where, by law, certain matters must be approved by a majority of the shares of the affected series. There are no conversion or preemptive rights in connection with any shares of the Funds. The Funds have no sinking fund provisions. All shares when issued in accordance with the terms of the offering will be fully paid and non-assessable. Each Fund's redemption provisions are described in its current
Prospectus and elsewhere in this Statement of Additional Information.

        The shares of the Funds have non-cumulative voting rights, which means that the holders of more than 50% of the shares outstanding voting for the election of Directors can elect 100% of the Directors if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Directors. The Company's Charter and Bylaws provide the holders of one-third of the outstanding shares of the
Funds present at a meeting in person or by proxy will constitute a quorum for the transaction of business at all meetings.

        As a general matter, the Company will not hold annual or other meetings of the Funds' shareholders. This is because the Bylaws of the Company provide for annual meetings only as required by the 1940 Act. Annual and other meetings may be required with respect to such additional matters relating to the Funds as may be required by the 1940 Act, any registration of the Funds with the SEC or any state, or as the Directors may consider necessary or desirable. Each
Director serves until the next meeting of shareholders called for the purpose of considering the re-election of such Director or the election of a successor to such Director.

                       XIII. DIVIDENDS AND DISTRIBUTIONS

        The following information supplements and should be read in conjunction with the section in the Prospectus entitled "DISTRIBUTIONS."

        General Policies. Dividends from net investment income, if any, are declared and paid annually by each Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the
Company may make distributions on a more frequent basis for certain Funds to improve index tracking or to comply with the distribution requirements of the
Internal Revenue Code, in all events in a manner consistent with the provisions of the 1940 Act.

        Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares.
Dividend payments are made through DTC Participants and Indirect Participants to
Beneficial Owners then of record with proceeds received from the Company.

        The Company makes additional distributions to the extent necessary (i)
to distribute the entire annual taxable income of the Company, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section
4982 of the Internal Revenue Code. Management of the Company reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a

                                      B-43

regulated investment company ("RIC") or to avoid imposition of income or excise taxes on undistributed income.

        Dividend Reinvestment Service. Brokers may make available to their customers who own Fund shares the DTC book-entry dividend reinvestment service.
If this service is available and used, dividend distributions of both income and capital gains will automatically be reinvested in additional whole and fractional Fund shares of the same Fund. Without this service, investors would receive their distributions in cash. In order to achieve the maximum total return on their investments, investors are encouraged to use the dividend reinvestment service. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker. Brokers may require Fund shareholders to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the same Fund purchased in the secondary market.

                                 XIV. TAXATION

        The following supplements the tax information contained in the
Prospectus.

        For federal income tax purposes, each Fund is treated as a separate corporate entity and has elected and intends to continue to qualify as a regulated investment company under Subchapter M of the Code. Such qualification generally relieves a Fund of liability for federal income taxes to the extent its earnings are distributed in accordance with applicable requirements. If, for any reason, a Fund does not qualify for a taxable year for the special federal tax treatment afforded regulated investment companies, the Fund would be subject to federal tax on all of its taxable income at regular corporate rates, without any deduction for dividends to shareholders. In such event, dividend distributions would be taxable as ordinary income to shareholders to the extent of such Fund's current and accumulated earnings and profits and would be eligible for the dividends received deduction available in some circumstances to corporate shareholders. Moreover, if a Fund were to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.

        A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses), if any. The Funds intend to make sufficient distributions or deemed distributions of their ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

        Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year if such dividends are actually paid during January of the following year.

                                      B-44

        The tax principles applicable to transactions in financial instruments and futures contacts and options that may be engaged in by a Fund and investments in passive foreign investment companies ("PFICs") are complex and, in some cases, uncertain. Such transactions and investments may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring the
Fund to liquidate other positions or to borrow money so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to Shareholders as ordinary income. In addition, in the case of any shares of a PFIC in which a
Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the PFIC shares.

Special rules govern the federal income tax treatment of certain transactions denominated in a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (1) the acquisition of, or becoming the obligor under, a bond or other debt instrument
(including, to the extent provided in Treasury regulations, preferred stock);
(2) the accruing of certain trade receivables and payables; and (3) the entering into or acquisition of any forward contract, futures contract, option, or similar financial instrument if such instrument is not marked to market. The disposition of a currency other than the U.S. dollar by a taxpayer whose functional currency is the U.S. dollar is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and non-equity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the marked-to-market rules applicable to other futures contracts unless an election is made to have such currency rules apply.
With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary income or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts, and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. The Treasury Department issued regulations under which certain transactions subject to the special currency rules that are part of a "Section
988 hedging transaction" will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. Any gain or loss attributable to the foreign currency component of a transaction engaged in by a
Fund which is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction.

Each Fund will be required in certain cases to withhold "backup withholding" on taxable dividends or gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, who are subject to withholding by the Internal Revenue Service for failure properly to include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund when required to do so either that they are not subject to backup withholding or that they are "exempt recipients." Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder's ultimate federal income tax liability if proper documentation is provided.

                                      B-45

If a Fund holds more than 50% of their assets in foreign stock and securities at the close of their taxable year, the Fund may elect to "pass through" to the
Funds' shareholders foreign income taxes paid. If a Fund so elects, shareholders will be required to treat their pro rata portion of the foreign income taxes paid by the Fund as part of the amounts distributed to them and thus includable in their gross income for federal income tax purposes. Shareholders who itemize deductions would then be allowed to claim a deduction or credit (but not both)
on their federal income tax returns for such amounts, subject to certain limitations. Shareholders who do not itemize deductions would (subject to such limitations) be able to claim a credit but not a deduction. No deduction will be permitted to individuals in computing their alternative minimum tax liability.
If a Fund does not qualify or elect to pass through to the Funds' shareholders foreign income taxes paid, shareholders will not be able to claim any deduction or credit for any part of the foreign income taxes paid by the Fund.

        The foregoing discussion is based on federal tax laws and regulations which are in effect on the date of this Statement of Additional Information;
such laws and regulations may be changed by legislative or administrative action. Shareholders are advised to consult their tax advisers concerning their specific situations and the application of state, local and foreign taxes.

                               XV. LICENSE GRANT

        The Funds are not sponsored, endorsed, sold or promoted by Zacks, the licensor. Zacks makes no representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the Underlying Indexes to track general market performance. Zack's only relationship to Amerivest, the licensee, and the Advisor, the sub-licensee from
Amerivest, is the licensing of the Underlying Indexes which are determined, composed and calculated by Zacks without regard to Amerivest or the Funds. Zacks has no obligation to take the needs of Amerivest, the Advisor or the owners of the Funds into consideration in determining, composing or calculating the
Underlying Indexes. Zacks is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Funds to be issued or in the determination or calculation of the equation by which the Funds are to be converted into cash. Zacks has no obligation or liability in connection with the administration, marketing or trading of the Funds.

        ZACKS DOES NOT GUARANTEE THE QUALITY, ACCURACY AND/OR THE COMPLETENESS
OF THE UNDERLYING INDEXES OR ANY DATA INCLUDED THEREIN. ZACKS MAKES NO WARRANTY,
EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY AMERIVEST, THE ADVISOR,
OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE
UNDERLYING INDEXES OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS
LICENSED PURSUANT TO THE APPLICABLE LICENSE AGREEMENT OR FOR ANY OTHER USE.
ZACKS MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL
WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH
RESPECT TO THE UNDERLYING INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING
ANY OF THE FOREGOING, IN NO EVENT SHALL ZACKS HAVE ANY LIABILITY FOR ANY
SPECIAL, PUNITIVE,

                                      B-46

INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF
THE POSSIBILITY OF SUCH DAMAGES.

                           XVI. FINANCIAL STATEMENTS

        Each Fund's statements of assets and liabilities and the report thereon of Eisner LLP, an independent registered public accounting firm, also appearing therein, is included as part of this Statement of Additional Information. For a more complete discussion of each Fund's performance, following commencement of operations, please see the Funds' annual and semi-annual reports to shareholders, which may be obtained without charge.

                                      B-47

TDAX Funds, Inc.
Statements of Assets and Liabilities
August 6, 2007
-----------------------------------------------------------------------------------------------------------------------------
                                       TDAX               TDAX                TDAX              TDAX               TDAX
                                   Independence       Independence        Independence                         Independence
                                       2010               2020                2030          Independence         In-Target
                                     Exchange-          Exchange-           Exchange-      2040 Exchange-        Exchange-
                                   Traded Fund        Traded Fund         Traded Fund       Traded Fund        Traded Fund
                                  -----------------  -----------------  -----------------  ----------------- ----------------

ASSETS:
        Cash...................... $        20,000   $         20,000   $         20,000   $         20,000  $        20,000

                                  -----------------  -----------------  -----------------  ----------------- ----------------
        Total assets..............          20,000             20,000             20,000             20,000           20,000
                                  -----------------  -----------------  -----------------  ----------------- ----------------

Net Assets........................ $        20,000   $         20,000   $         20,000   $         20,000  $        20,000
                                  =================  =================  =================  ================= ================

NET ASSETS CONSIST OF:
         Paid-in capital           $        20,000   $         20,000   $         20,000   $         20,000  $        20,000

                                  -----------------  -----------------  -----------------  ----------------- ----------------
Net Assets........................ $        20,000   $         20,000   $         20,000   $         20,000  $        20,000
                                  =================  =================  =================  ================= ================

SHARES ISSUED AND OUTSTANDING:
        Shares authorized
        @ $0.0001 par value          2,500,000,000      2,500,000,000      2,500,000,000      2,500,000,000    2,500,000,000
                                  =================  =================  =================  ================= ================
        Shares issued                          800                800                800                800              800
                                  =================  =================  =================  ================= ================

        Net Asset Value per share  $         25.00   $          25.00   $          25.00   $          25.00  $         25.00
                                  =================  =================  =================  ================= ================

See notes to statements of assets and liabilities.

                                      B-48

TDAX Funds, Inc.
Notes to the Statements of Assets and Liabilities
August 6, 2007

NOTE 1: Organization

TDAX Funds, Inc. (the "Company") was organized as a Maryland Company on December
22, 2006 and has had no operations as of August 6, 2007 other than matters relating to its organization and registration as an investment company under the
Investment Company Act of 1940 and the sale and issuance of shares of beneficial interest in each of the Company's five series funds to XShares Advisors LLC (the
"Advisor"), a wholly owned subsidiary of XShares Group LLC.

 The Company currently consists of the following five (5) initial series of underlying fund portfolios (each a "Fund" and collectively the "Funds"):

        TDAX Independence 2010 Exchange-Traded Fund
        TDAX Independence 2020 Exchange-Traded Fund
        TDAX Independence 2030 Exchange-Traded Fund
        TDAX Independence 2040 Exchange-Traded Fund
        TDAX Independence In-Target Exchange-Traded Fund

The investment objective of each Fund is to track the performance, before fees and expenses, of a particular underlying index, all of which were created by
Zacks Investment Research ("Zacks"). Each Underlying Index is comprised of a mix of securities from three broad asset classes, international equities, domestic equities, and fixed income (including, cash, cash equivalents or short-term money market instruments). These Underlying Indexes are designed to reflect a portfolio of investments that can be used for lifecycle investing. Lifecycle investing is an investment technique that starts by targeting a particular investment horizon. That investment horizon corresponds to the date the investor expects to need his or her invested assets.

Each Fund offers shares, known as TDAX Independence Target Date Shares that are intended to be listed and traded on the New York Stock Exchange ("NYSE"). Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value, only in a large specified number of shares (200,000 shares for each Fund), each called a "Creation Unit."

Except when aggregated in Creation Units, shares are not individually redeemable securities of the Funds. Transaction fees at scheduled amounts ranging from $500 to $3,000 per creation unit are charged to those persons creating or redeeming
Creation Units.

NOTE 2: Significant Accounting Policies

Use of Estimates - The preparation of these statements of assets and liabilities in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of these statements of assets and liabilities. Actual results could differ from those estimates.

                                      B-49

Federal Income Taxes - Each Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code. If so qualified, each
Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders.

Note 3. Investment Advisory and Other Agreements

The Advisor to the Funds has overall responsibility for the general management and administration of the Funds, subject to the supervision of the Funds' Board of Directors. Under the Investment Advisory Agreement, the Advisor is
responsible for arranging sub-advisory, transfer agency, custody, fund administration, and all other non-distribution related services for the Funds to operate. The Advisor will also be responsible for employing any sampling strategy for the Funds. The Investment Advisory Agreement has an initial term of two years and can be terminated with sixty days written notice when authorized either by a majority vote of each Fund's outstanding voting shares or by a vote of a majority of the Company's Board of Directors.

For the services it provides to the Funds, the Advisor receives a unified management fee based on a percentage of the daily net assets of each Fund. The management fee is calculated daily and paid monthly in arrears. Out of the management fee, the Advisor pays, or arranges for the payment of, all fees and expenses of the Sub-Advisors, Transfer Agent, the Administrator and Accounting
Agent and the Custodian. Each Fund is responsible for the payment of all other expenses associated with its operation, including but not limited to, brokerage expenses, taxes, interest, fees and expenses of counsel to the Funds, fees and expenses of the Disinterested Directors (including legal counsel fees), certain out-of-pocket expenses of the Advisor or Sub-Advisors, including, but not limited to cost of obtaining prices for security valuations (including manual broker quotes), Federal Reserve charges related to securities transactions, postage and insurance on physical transfer items, telecommunication charges, and proxy voting execution, advice and reporting etc., fees and expenses of the
Chief Compliance Officer and expenses associated with the Funds' compliance program, litigation expenses, fees and expenses of the Funds' independent auditors, registration fees, expenses associated with compliance by the Fund with regulatory requirements, including those relating to the development and distribution of its prospectus and shareholder reports, and extraordinary expenses. Pursuant to the Investment Advisory Agreement, the Advisor is
authorized to engage one or more sub-advisors to perform any of the services contemplated to be performed by the Advisor under the Investment Advisory
Agreement.

 Amerivest Investment Management, LLC ("Amerivest") and BNY Investment Advisors
("BNY") act as investment sub-advisors to the Funds (each a "Sub-Advisor" and, together, the "Sub-Advisors"). Amerivest is a wholly owned subsidiary of TD
AMERITRADE Holding Corporation. BNY is a separate identifiable division of The
Bank of New York Mellon. Pursuant to separate Sub-Advisory Agreements between the Advisor and each Sub-Advisor, the Sub-Advisors will be responsible for the day-to-day management of the Funds, subject to the supervision of the Advisor and the Funds' Board of Directors. In this regard, the Sub-Advisors will be responsible for implementing the replication strategy for each Fund with regard to its underlying index and for general administration, compliance and management services as may be agreed between the Advisor and Sub-Advisors from time to time.

                                      B-50

For its services provided to the Funds under the Investment Advisory Agreement, each Fund pays the Advisor a fee equal to 0.65% (per annum) of each Fund's average daily net assets. The fee is accrued daily and paid monthly in arrears.

In accordance with the terms of the Sub-Advisory Agreement with Amerivest, the
Advisor will pay Amerivest, out of its own resources, a fee at the annual rate of 0.55% of each Fund's average daily net assets for the first $5 billion in assets and 0.60% of each Fund's average daily net assets in excess of $5 billion.

Out of the Sub-Advisory fee, Amerivest pays all fees and expenses of BNY, the transfer agent, administrator and accounting agent and custodian. Amerivest has contractually agreed to reduce its fees and/or pay Fund operating expenses
(excluding, among other things, interest, taxes and extraordinary expenses) in order to limit each Fund's net annual operating expenses for shares of the Fund to 0.65% of the Fund's average net assets (the "Expense Cap"). The Expense Cap will remain in effect until at least September 30, 2008. Amerivest is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years. This reimbursement may be requested by Amerivest if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the Expense
Cap.

Amerivest pays BNY, out of its own resources, a fee based on a percentage of the average daily net assets of each Fund as set forth below:

        10 basis points (0.10%) of the first $100 million in combined daily net assets of all Funds; and

        5 basis points (0.05%) of the combined daily net assets of all Funds in excess of $100 million.

        There is a minimum annual fee of $35,000 per Fund.

        Expenses related to the initial organization, registration and offering of the Funds will be borne by Amerivest.

        The Bank of New York Mellon serves as administrator, custodian, accounting agent and transfer agent for each Fund.

        ALPS Distributors, Inc. serves as the distributor of Creation Units for each Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Funds.

        Each Fund is entitled to use its respective underlying index pursuant to a licensing agreement between Zacks and Amerivest and a sub-licensing agreement between Amerivest and the Advisor. There is no charge to the Funds in connection with these licensing agreements.

                                      B-51

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholder and Board of Directors of
TDAX Funds, Inc.

We have audited the accompanying statements of assets and liabilities of TDAX
Funds, Inc. (the "Company") consisting of: TDAX Independence 2010
Exchange-Traded Fund, TDAX Independence 2020 Exchange-Traded Fund, TDAX
Independence 2030 Exchange-Traded Fund, TDAX Independence 2040 Exchange-Traded
Fund, and TDAX Independence In-Target Exchange-Traded Fund, as of August 6,
2007. These statements of assets and liabilities are the responsibility of the
Company's management. Our responsibility is to express an opinion on these statements of assets and liabilities based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the statements of assets and liabilities are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statements of assets and liabilities. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statements of assets and liabilities presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the statements of assets and liabilities referred to above present fairly, in all material respects, the financial position of TDAX
Independence 2010 Exchange-Traded Fund, TDAX Independence 2020 Exchange-Traded
Fund, TDAX Independence 2030 Exchange-Traded Fund, TDAX Independence 2040
Exchange-Traded Fund, and TDAX Independence In-Target Exchange-Traded Fund, as
of August 6, 2007, in conformity with accounting principles generally accepted in the United States of America.

/s/ Eisner LLP

New York, New York
August 10, 2007

                                      B-52

                                   APPENDIX A
                                   ----------

                   THE BANK OF NEW YORK - BNY ASSET MANAGEMENT
                         BEACON FIDUCIARY ADVISERS, INC.
                          ESTABROOK CAPITAL MANAGEMENT
                           GANNETT WELSH & KOTLER LLC

                      PROXY VOTING POLICIES AND PROCEDURES

I.    INTRODUCTION AND GENERAL PRINCIPLES
      -----------------------------------

A.   BNY Asset Management, a division of The Bank of New York, and certain of its affiliates, BNY Investment Advisers, Beacon Fiduciary Advisers, Inc.,
     Estabrook Capital Management, and Gannett Welsh & Kotler LLC, (individually each the "Adviser") have been delegated the authority and responsibility to vote the proxies of certain of its respective trust and investment advisory clients, including both ERISA and non-ERISA clients.

B.   Adviser understands that proxy voting is an integral aspect of investment management and that it is a fiduciary with respect to voting the securities in client accounts and will vote such securities in accordance with its fiduciary responsibilities.

C.   Adviser believes that the following policies and procedures are reasonably expected to ensure that proxy voting decisions are made in the best interest of clients, in accordance with Adviser's fiduciary duties, applicable rules under the Investment Advisers Act of 1940 and fiduciary standards and responsibilities for ERISA clients set out in Department of
     Labor interpretations. In making proxy voting decisions, only those factors which affect the investment value of a particular asset will be considered.

D.    There may be circumstances under which the Adviser may abstain from voting a client proxy for reasons related to difficulties incurred in making an informed decision as to how to vote the proxy (e.g., language problems) or difficulties incurred in effecting a vote (e.g., timing, location, or process problems.) The Adviser's decision in such circumstances may take into account the effect that the proxy vote, either by itself or together with other votes, is expected to have on the value of the client's investment and whether this expected effect would outweigh the extraordinary measures, if available, to accomplish voting. When the
     Adviser decides to abstain, the Adviser will document the reasons therefore.

E.   The Adviser may not use its discretion to vote securities issued by The
     Bank of New York Company, Inc. ("the Company") or any of its subsidiaries that are held in any trust or investment management account over which the
     Adviser exercises discretion unless, under applicable law, the client may authorize the Adviser to vote such securities and furnishes the Adviser with an appropriate authorization. For trust and investment management accounts over which the Adviser is required to vote securities, absent such authorization,

     the Adviser will retain an independent fiduciary to vote such securities and will comply with all laws and regulations relating to voting such shares.

F.   Business units will prepare and implement local policies, as necessary, to specify procedures to ensure the business unit's compliance with this policy.

II.  OBJECTIVES
     ----------

This policy is written to:

o    explain the principles governing the voting of proxies for fiduciary clients;

o    outline the procedures for establishing Proxy Voting Guidelines;

o    set for the authority of Proxy Voting Committees the requirements for documentation of decisions; and

o    outline the requirements for dealing with conflicts of interest in proxy voting situations.

III. RESPONSIBILITY AND OVERSIGHT
     ----------------------------

A.   Each Adviser has designated a Proxy Committee or employs the Proxy
     Committee of The Bank of New York Asset Management ("BNYAM"). A Proxy
     Committee is responsible for administering and overseeing the proxy voting process, including:

     (1) determining how to vote proxies;

     (2) developing, authorizing, implementing and updating the Adviser's written policies and procedures, including the Proxy Voting Guidelines referenced in Section IV below;

     (3) overseeing the proxy voting process; and

     (4) engaging and overseeing any third-party vendors as voting delegate
     ("Delegate") to review, advise on, monitor and/or vote proxies.

B.    Such Proxy Committee will meet as frequently and in such manner as necessary or appropriate in order to fulfill its responsibilities.

C.   The members of the Proxy Committee of BNYAM will be appointed from time to time and will include the Chief Investment Officer, the Chief Trust
     Officer, and senior portfolio managers and other investment professionals
     (collectively "Investment Professionals") employed by each Adviser and appointed by the Chief investment Officer of each such Adviser. A quorum will be achieved when three members are present, including at least two of the group: the Chief Investment Officer (or his/her designee), the
     Chief Trust Officer (or his/her designee), and one Senior Portfolio
     Manager. The Sector Compliance Officer (or his/her designee) will attend meetings as an observer.

D.   The Chief Investment Officer and certain members of the Proxy Committee of
     BNYAM, who are so designated by the Chief Investment Officer (each an
     "Authorized Member"), are authorized to give voting instructions to the
     Delegate.

E.   In the event that any member of the Proxy Committee has a conflict of interest with respect to a particular matter under discussion by the
     Committee, such member shall recuse himself or herself from consideration of such matter.

IV.  PROXY VOTING GUIDELINES OF BNYAM
     --------------------------------

A.   The Adviser will determine how to vote each of several issues likely to appear in proxies and will reflect these decisions in its Proxy Voting
     Guidelines. In some cases, an Adviser will rely upon the Proxy Voting
     Guidelines and the Proxy Voting Procedures of BNYAM, described in Section V of this Policy. A summary of the current applicable Proxy Voting Guidelines for BNYAM is attached to these Proxy Voting Policies and Procedures as
     Exhibit A.

B.   In some situations, the Delegate may recommend "case-by-case" voting for an issue, which means that the vote will be cast "for" or "against" an issue depending upon the Delegate's evaluation of certain factors applicable to the issuer at the time the vote is cast. For each issue for which the
     Delegate recommends "case-by-case" voting, the Delegate will set forth the methodology by which the Delegate would determine the vote for that issue on an individual proxy. The Adviser will review such methodology and will determine whether or not to accept the methodology and thus accept the resultant voting determinations. The Adviser's acceptance of "case-by-case"
     voting for an issue will be reflected in the Proxy Voting Guidelines.

C.   At least annually, the Adviser will review the then current Proxy Voting
     Guidelines and will determine if the voting instructions therein continue to be appropriate and, if not, will make necessary changes. The Adviser will also determine how to vote any new issues that the Adviser or the
     Delegate expects to appear on proxies in the coming year. The Adviser's decisions will be reflected in the Proxy Voting Guidelines.

D.   In making all of the decisions in paragraph A, B, and C of this Section IV, the Adviser will consider any analyses provided by the Delegate or by any other sources the Adviser may choose to consult in order to determine the voting posture which is most likely to maximize the investment value of the particular asset. If the Adviser makes a determination that is in opposition to the recommendations of the Delegate or the then current Proxy
     Voting Guidelines, then the Adviser will document the reasons for selecting the voting position chosen.

E.   The Adviser has determined that, except as set forth below in this Section
     IV, proxies will be voted in accordance with the voting decisions documented in the Proxy Voting Guidelines.

F.   In the event that the Proxy Voting Guidelines do not address how an issue should be voted, the Proxy Committee will make a determination as to how to vote that issue to maximize the investment value of the particular asset.
     In making such determination, the Adviser will consider any analyses provided by the Delegate or by any other sources the Adviser may choose.
     Decisions of the Adviser will be reflected in the Proxy Voting Guidelines.
     If the Adviser makes a determination that is in opposition to the recommendations of the Delegate, then the Adviser will document the reasons for the voting position chosen.

G.   In the event that the Chief Investment Officer or another Investment
     Professional believes that any proxy should be voted in a manner inconsistent with the Proxy Voting Guidelines such Investment Professional will inform a member of the Proxy Committee in writing of such recommendation and provide specific information, including the reasons the
     Investment Professional believes a proxy vote inconsistent with the Proxy
     Voting Guidelines is appropriate for the client. The Proxy Committee will review the information submitted by the Investment Professional and consider such other matters as it deems appropriate to determine how to vote the proxy. The Proxy Committee will instruct the Delegate accordingly.

H.   In making its determinations in connection with Sections IV.F. and IV.G.
     above, the Proxy Committee will be mindful of the need for timely decisions.

V.   PROXY VOTING PROCEDURES OF BNYAM
     --------------------------------

A.   If a client makes a specific request to vote specific securities in the client's account, to the extent such client is permitted by applicable law to make such request, the Adviser will vote client proxies in accordance with such client's request, even if it is inconsistent with Adviser's policies and procedures, including the Proxy Voting Guidelines. Such specific requests must be made in writing by the individual client or by an authorized officer, representative or named fiduciary of a client, will be relayed to the Delegate by an Authorized Member of the Proxy Committee, and
     will be maintained by the Adviser.

B.   At the recommendation of the Proxy Committee, Adviser may engage Delegate as its voting delegate to:

     (1) research and participate in developing the Proxy Voting Guidelines, referenced in Section IV;

     (2) vote and submit proxies in a timely manner in accordance with the
         Adviser's Proxy Voting Guidelines or instructions of a client relayed to the Delegate by the Adviser;

     (3) handle other administrative functions related to proxy voting;

     (4) maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements to the Adviser promptly upon request;

     (5) maintain records of votes cast; and

     (6) provide recommendations with respect to proxy voting matters in general.

C.   Notwithstanding the foregoing, Adviser retains final authority and fiduciary responsibility for proxy voting.

VI.  CONFLICTS OF INTEREST
     ---------------------

A.   The Adviser will comply with the Conflicts of Interest Policy of The Bank of New York.

B.   Adviser will obtain a copy of any Delegate policies or procedures regarding conflicts of interest or potential conflicts of interest that could arise in the Delegate's providing proxy voting services to the Adviser. Adviser will examine such policies and procedures to determine if conflicts of interest and potential conflicts of interest of the Delegate would be appropriately addressed by the Delegate.

C.   The Adviser will request the Delegate to disclose to the Adviser any conflicts of interest or potential conflicts of interest it determines it may have with respect to voting any proxies, including conflicts or potential conflicts arising out of the Delegate's receipt of compensation from issuers, and the Adviser will consider such conflicts in determining whether and the extent to which the Adviser should rely upon advice from the Delegate when determining how to vote those proxies.

D.   Material conflicts cannot be resolved by simply abstaining from voting.

VII. RECORDKEEPING
     -------------

Adviser will maintain records relating to the implementation of these Proxy
Voting Policies and Procedures, including:

     (1) a copy of these policies and procedures which shall be made available to clients, upon request;

     (2) proxy statements received regarding client securities (which will be satisfied by relying on EDGAR or the Delegate);

     (3) a record of each vote cast (which the Delegate may maintain on
         Adviser's behalf);

     (4) a copy of each submission by any Investment Professional under Section
         IV above;

     (5) other documents created by Adviser that were material to making a decision with respect to voting proxies on behalf of a client or that memorializes the basis for a proxy voting decision (including, without limitation, the matters outlined in Section IV.F. and IV.G.. above);
         and

     (6) each written client request for proxy voting records and Adviser's written response to any client request (written or oral) for such records.

Such proxy voting books and records shall be maintained in an easily accessible place for a period of six years, the first two by the Proxy Committee member who represents the Portfolio Administration Department or the Delegate.

VIII. DISCLOSURE
      ----------

Except as otherwise required by law, Adviser has a general policy of not disclosing to any issuer or third party how Adviser or its voting Delegate voted a client's proxy.

September 30, 2004

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                            BoNY: Proxy Voting Policy

I.      M0100s  Management Proposals - Routine/Business

Agenda Code and Description                                             ISS          Client
                                                                       Policy        Policy

      M0101   Ratify Auditors                                           FOR          FOR

      M0102   Change Date/Location of Annual Meeting                    FOR          FOR

      M0105   Accept Financial Statements and Statutory Reports         FOR          For

      M0106   Amend Articles/Charter--General Matters                   FOR          FOR

      M0107   Approve Dividends                                         FOR          For

      M0109   Approve Remuneration of Auditors                          FOR          For

      M0111   Change Company Name                                       FOR          FOR

      M0113   Approve Investment Advisory Agreement                     C by C       FOR

      M0114   Amend Investment Advisory Agreement                       C by C       FOR

      M0116   Authorize Filing of Required Documents/Other Formalities  FOR          For

      M0117   Designate Inspector or Shareholder Representative(s) of   FOR          For
              Minutes of Meeting

      M0119   Reimburse Proxy Contest Expenses                          C by C       C by C

      M0120   Approve Proposed Changes to Bank Charter                  C by C       C by C

      M0121   Approve Continuation of Company Under Canadian            FOR          For
              Business Corporation Act

      M0122   Adopt New Articles of Association/Charter                 C by C       C by C

      M0123   Approve Special Auditors' Report Regarding Related-Party  FOR          For
              Transactions
              Related-Party Transactions Auditor Reports (France)       C by C       C by C
      M0124   Approve Stock Dividend Program                            C by C       C by C

      M0125   Other Business                                            AGAINST        FOR

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I.      M0100s  Management Proposals - Routine/Business (Cont.)

Agenda Code and Description                                             ISS          Client
                                                                       Policy        Policy

      M0126   Amend Charter or Bylaws--Non-Routine                      C by C       C by C

      M0128   Designate Newspaper to Publish Meeting Announcements      FOR          FOR

      M0129   Approve Minutes of Meeting                                FOR          FOR

      M0131   Approve Change of Fundamental Investment Policy           C by C       FOR

      M0135   Amend Corporate Purpose                                   FOR          FOR

      M0136   Approve Auditors and Authorize Board to Fix Remuneration  FOR          FOR
               of Auditors

      M0137   Miscellaneous Proposal--Company-Specific                  C by C       C by C

      M0138   Authorize Board to Ratify and Execute Approved            FOR          FOR
              Resolutions

      M0140   Approve Multiple Classes of Stock/Same Voting Rights      C by C      C by C

      M0150   Receive Financial Statements and Statutory Reports        FOR          FOR

      M0151   Approve Financial Statements, Allocation of Income, and   FOR          FOR
              Discharge Directors

      M0152   Approve Allocation of Income and Dividends                C by C       C by C

      M0153   Approve Allocation of Dividends on Shares Held by         FOR          For
              Company

      M0154   Approve Continuation of Company Under Provincial          C by C       C by C
              Business Corporation Act

      M0155   Appoint Auditors and Deputy Auditors                      FOR          FOR

      M0156   Ratify Alternate Auditor                                  FOR          FOR

      M0157   Appoint Censor(s)                                         FOR          FOR

      M0158   Approve Remuneration of Directors and Auditors            FOR          FOR

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I.      M0100s  Management Proposals - Routine/Business (Cont.)

Agenda Code and Description                                             ISS          Client
                                                                       Policy        Policy

      M0159   Change Location of Registered Office/Headquarters         FOR          For

      M0160   Approve Listing of Shares on a Secondary Exchange         FOR          For

      M0161   Appoint Agencies to Rate the Company's Publicly Offered   FOR          For
              Securities

      M0162   Designate Risk Assessment Companies                       FOR          For

      M0163   Approve Investment and Financing Policy                   FOR          For

      M0164   Open Meeting                                              None

      M0165   Close Meeting                                             None

      M0166   Allow Questions                                           None

      M0167   Announce Vacancies on Supervisory Board                   None

      M0168   Elect Chairman of Meeting                                 FOR          For

      M0169   Prepare and Approve List of Shareholders                  FOR          For

      M0170   Acknowledge Proper Convening of Meeting                   FOR          For

      M0171   Elect Members of Election Committee                       FOR          For

      M0172   Consider Measures to Address the Decline in the           FOR          For
              Company's Net Asset Value Relative to Its Capital

      M0173   Approve Standard Accounting Transfers                     FOR          For

      M0174   Receive Shareholders' Committee Report                    FOR          For

      M0175   Transact Other Business                                   None

      M0176   Change Fiscal Year End                                    C by C       C by C

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II.   M0200s  Management Proposals - Director Related

Agenda Code and Description                                             ISS          Client
                                                                       Policy        Policy

      M0201   Elect Directors                                           C by C       FOR

      M0202   Fix Number of Directors                                   FOR          FOR

      M0203   Approve Increase in Size of Board                         C by C       FOR

      M0204   Approve Decrease in Size of Board                         C by C       FOR

      M0205   Allow Board to Set its Own Size                           AGAINST     AGAINST

      M0206   Classify the Board of Directors                           AGAINST     AGAINST

      M0207   Eliminate Cumulative Voting                               AGAINST      FOR

      M0208   Fix Number of and Elect Directors                         C by C       C by C

      M0209   Approve Director/Officer Liability Provisions             C by C       C by C

      M0210   Approve Director/Officer Indemnification Provisions       C by C       C by C

      M0211   Approve Director/Officer Indemnification Agreements       C by C       C by C

      M0212   Approve Director/Officer Liability and Indemnification    C by C       C by C

      M0215   Declassify the Board of Directors                         FOR          FOR

      M0216   Remove Age Restriction for Directors                      FOR          FOR

      M0217   Establish/Alter Mandatory Retirement Policy for Directors C by C       C by C

      M0218   Elect Director to Represent Class X Shareholders          C by C       CbyC

      M0219   Approve Remuneration of Directors                         C by C       CbyC

      M0222   Allow Board to Delegate Powers to Committees              C by C       C by C

      M0223   Adopt/Amend Nomination Procedures for the Board           C by C      AGAINST

      M0225   Elect Directors (Opposition Slate)                        C by C       C by C

      M0226   Classify Board and Elect Directors                        AGAINST     AGAINST

      M0227   Amend Articles--Board-Related                             C by C       C by C

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II. M0200s Management Proposals - Director Related (Cont.)

Agenda Code and Description                                             ISS          Client
                                                                       Policy        Policy

      M0228   Elect Alternate/Deputy Directors                          C by C       C by C

      M0229   Authorize Board to Fill Vacancies                         AGAINST     AGAINST

      M0231   Adopt or Amend Director Qualifications                    C by C       FOR

      M0232   Change Range for the Size of the Board                    C by C       For

      M0233   Elect Company Clerk/Secretary                             FOR          FOR

      M0250   Elect Supervisory Board Member                            FOR          For

      M0251   Elect Employee Representative to the Board                FOR          FOR

      M0252   Create Position of Honorary Director                      FOR          FOR

      M0253   Amend Articles to Change Size of Supervisory Board        FOR          For

      M0254   Allow Board to Appoint Additional Directors Between       C by C       C by C
              Annual Meetings

      M0255   Amend Quorum Requirements                                 C by C       FOR

      M0256   Appoint Members of Shareholders' Committee                FOR          FOR

      M0257   Elect Board Representative for Holders of Savings         FOR          FOR
              Shares and Fix His/Her Remuneration

      M0258   Determine Number of Members and Deputy Members of         FOR          For
              Board

      M0259   Elect Members and Deputy Members of Corporate             FOR          FOR
              Assembly

      M0260   Approve Discharge of Management Board                     FOR          FOR

      M0260   Removal of Authority to Approve Discharge (Denmark)       AGAINST     AGAINST

      M0261   Approve Discharge of Supervisory Board                    FOR          FOR

      M0262   Approve Discharge of Management and Supervisory Board     FOR          FOR

      M0263   Approve Discharge of Auditors                             FOR          FOR

      M0264   Approve Discharge of Board and President                  FOR          FOR

      M0267   Company Specific--Board-Related                           C by C       C by C

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III.  M0300s  Management Proposals - Capitalization

Agenda Code and Description                                             ISS          Client
                                                                       Policy        Policy

      M0301   Authorize a New Class of Common Stock                     C by C       C by C

      M0302   Authorize New Class of Preferred Stock                    C by C       C by C

      M0304   Increase Authorized Common Stock                          C by C       FOR

      M0305   Increase Authorized Preferred Stock                       C by C       C by C

      M0306   Increase Authorized Preferred and Common Stock            C by C       C by C

      M0307   Approve Stock Split                                       FOR          FOR

      M0308   Approve Reverse Stock Split                               C by C       C by C

      M0309   Approve Increase in Common Stock and a Stock Split        C by C       FOR

      M0312   Issue Common Stock Upon Conversion of Preferred Stock     C by C       FOR

      M0313   Approve Issuance of Warrants/Convertible Debentures       C by C       C by C

      M0314   Eliminate Preemptive Rights                               FOR          C by C

      M0315   Eliminate/Adjust Par Value of Common Stock                FOR          FOR

      M0316   Amend Votes Per Share of Existing Stock                   C by C      AGAINST

      M0318   Authorize Share Repurchase Program                        FOR          FOR

      M0318   Share Repurchase (SPAIN/PORTUGAL)                         C by C       C by C

      M0318   Repuchase of Shares in Lieu of Dividends (Denmark)        C by C       C by C

      M0319   Authorize Board to Set Terms of Preferred                 AGAINST     AGAINST

      M0320   Eliminate Class of Preferred Stock                        FOR          FOR

      M0321   Eliminate Class of Common Stock                           FOR          FOR

      M0322   Cancel Company Treasury Shares                            FOR          FOR

      M0323   Approve Issuance of Shares for a Private Placement        C by C       C by C

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III. M0300s Management Proposals - Capitalization (Cont.)

Agenda Code and Description                                             ISS          Client
                                                                       Policy        Policy

      M0325   Reduce Authorized Common Stock                            FOR          FOR

      M0326   Authorize Capitalization of Reserves for Bonus Issue or   FOR          For
              Increase in Par Value

      M0327   Approve Reduction in Stated Capital                       FOR          For

      M0328   Approve Increase in Authorized Capital                    C by C       C by C

      M0329   Authorize Issuance of Equity or Equity-Linked Securities  C by C       C by C

              with Preemptive Rights

      M0330   Company Specific--Equity-Related                          C by C       C by C
      M0330   Authorize use of Financial Derivatives                    C by C       C by C
              Method when repuchasing shares (GERMANY & ITALY)

      M0331   Approve Issuance of Equity or Equity-Linked Securities    C by C       C by C
              without Preemptive Rights

      M0332   Increase Authorized Common Stock and Authorize New        C by C       C by C
              Class of Preferred Stock

      M0334   Increase Authorized Common Stock and Authorize New        C by C       C by C
              Class of Common Stock

      M0335   Adopt/Amend Dividend Reinvestment Plan                    C by C       FOR

      M0336   Increase Capital Stock for Use in Shareholder Rights Plan AGAINST     AGAINST

      M0338   Reduce Authorized Preferred Stock                         FOR          FOR

      M0339   Reduce Authorized Common and Preferred Stock              FOR          FOR

      M0340   Extend Redemption Date of Common/Preferred Stock          C by C       C by C

      M0341   Approve Dual Class Stock Recapitalization                 AGAINST     AGAINST

      M0342   Approve/Amend Stock Ownership Limitations                 C by C       C by C

      M0343   Approve/Amend Securities Transfer Restrictions            AGAINST     Against

      M0344   Consent to Amended Bond Indenture                         C by C       For

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III. M0300s Management Proposals - Capitalization (Cont.)

Agenda Code and Description                                             ISS          Client
                                                                       Policy        Policy

      M0350   Authorize Stock With Other Than One Vote Per Share        AGAINST     Against

      M0351   Approve Unlimited Capital Authorization                   AGAINST     Against

      M0352   Convert Multiple Voting Shares to Common Shares           FOR          For

      M0353   Ratify Past Issuance of Shares                            C by C       C by C

      M0354   Approve Creation of Conditional Capital                   C by C       CbyC

      M0355   Approve Conversion of Participation Certificates          FOR          For

      M0356   Authorize Issuance of Investment Certificates             C by C       CbyC

      M0357   Authorize Issuance of Warrants with Preemptive Rights     C by C       CbyC

      M0358   Authorize Issuance of Warrants without Preemptive Rights  C by C       CbyC

      M0359   Authorize Issuance of Shares with Warrants Attached with  C by C       CbyC
              Preemptive Rights

      M0360   Authorize Issuance of Shares with Warrants Attached       C by C       C by C
              without Preemptive Rights

      M0361   Authorize Issuance of Bonds with Warrants Attached with   C by C       C by C
              Preemptive Rights

      M0362   Authorize Issuance of Bonds with Warrants Attached        C by C       C by C
              without Preemptive Rights

      M0363   Authorize Issuance of Convertible Bonds with Preemptive   C by C       C by C
              Rights

      M0364   Authorize Issuance of Convertible Bonds without           C by C       C by C
              Preemptive Rights

      M0365   Authorize Issuance of Equity Upon Conversion of a         C by C       C by C
              Subsidiary's Equity-Linked Securities

      M0366 Authorize Capital Increase for Future Share Exchange Offers C by C       C by C

      M0367   Set Global Limit for Capital Increase to Result From All  C by C       C by C
              Issuance Requests

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      III. M0300s Management Proposals - Capitalization (Cont.)

Agenda Code and Description                                             ISS          Client
                                                                       Policy        Policy

      M0368   Approve Issuance of Shares Pursuant to the Share Option   C by C        C by C
              Scheme

      M0369   Approve Issuance of Eurobonds                             C by C       C by C

      M0370   Authorize Issuance of Bonds/Debentures                    C by C       C by C

      M0371   Approve Renewal of Unmarketable Parcels Provision         FOR          For

      M0372   Approve Bond Repurchase                                   FOR          For

      M0373   Authorize Reissuance of Repurchased Shares                FOR          For

      M0374   Approve Reduction in Share Capital                        FOR          For

      M0375   Approve Reduction/Cancellation of Share Premium Account   FOR          For

      M0376   Convert Form of Securities                                C by C       C byC

      M0377   Amend Articles/Charter to Reflect Changes in Capital      FOR          For

      M0378   Amend Articles/Charter--Equity-Related                    C by C       CbyC

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IV.   M0400s  Management Proposals - Reorg. and Mergers

Agenda Code and Description                                             ISS          Client
                                                                       Policy        Policy

      M0401   Change State of Incorporation [  ]                        C by C       C by C

      M0404   Approve Reorganization Plan                               C by C       C by C

      M0405   Approve Merger Agreement                                  C by C       C by C

      M0407   Approve Restructuring Plan                                C by C       C by C

      M0410   Issue Shares in Connection with an Acquisition            C by C       FOR

      M0411   Approve Disposition of Assets and Liquidate Company       C by C       C by C

      M0412   Approve Recapitalization Plan                             C by C       C by C

      M0413   Amend Articles--Organization-Related                      C by C       C by C

      M0414   Company Specific--Organization-Related                    C by C       CbyC

      MO415   Approve Sale of Company Assets                            C by C       C by C

      M0418   Approve Formation of Holding Company                      C by C       FOR

      M0419   Acquire Certain Assets of Another Company                 C by C       FOR

      M0420   Approve Conversion to Self-Managed REIT                   C by C       C by C

      M0430   Approve/Amend Subadvisory Agreement                       C by C       FOR

      M0431   Adopt Dollar-based Voting Rights                          C by C       FOR

      M0432   Approve Conversion to Series of Delaware                  C by C       FOR
              Business Trust.

      M0433   Approve Conversion from Closed-End to                     C by C       FOR
              Open-End Fund

      M0434   Approve Merger of Funds                                   C by C       FOR

      M0435   Approve Distribution Agreement                            C by C       FOR

      M0450   Approve Acquisition                                       C by C       CbyC

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IV. M0400s Management Proposals - Reorg. and Mergers (Cont.)

Agenda Code and Description                                             ISS          Client
                                                                       Policy        Policy

      M0451   Approve Merger by Absorption                              C by C       CbyC

      M0452   Approve Joint Venture Agreement                           C by C       C by C

      M0453   Approve Plan of Liquidation                               C by C       C by C

      M0454   Approve Spin-Off Agreement                                C by C       C by C

      M0455   Approve Public Offering of Shares in Subsidiary           C by C       C by C

      M0456   Approve Exchange of Debt for Equity                       C by C       C by C

      M0457   Waive Requirement for Mandatory Offer to                  C by C       C by C
              All Shareholders.

      M0458  Approve Accounting Treatment of Merger, Absorption, or     C by C       CbyC
             Similar Transaction

      M0459   Approve Affiliation Agreements with Subsidiaries          C by C       CbyC

      M0460   Approve Transaction with a Related Party                  C by C       CbyC
      M0460   Related Party Transaction (Russia):                       C by C       C by C

      M0461   Amend Articles to: (Japan)                                C by C       CbyC

      M0462   Approve Pledging of Assets for Debt                       C by C       CbyC

      M0463   Approve Investment in Another Company                     C by C       CbyC

      M0464   Approve Loan Agreement                                    C by C       CbyC

      M0470   Company Specific - Mutual Fund                            C by C       C by C

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V.    M0500s Management Proposals - Non-Salary Comp.

Agenda Code and Description                                             ISS          Client
                                                                       Policy        Policy

      M0501   Approve Stock Option Plan                                 C by C       C by C

      M0503   Amend Stock Option Plan                                   C by C       C by C

      M0504   Approve Incentive Stock Option Plan                       C by C       CbyC

      M0506   Amend Incentive Stock Option Plan                         C by C       CbyC

      M0507   Approve Restricted Stock Plan                             C by C       C by C

      M0509   Amend Restricted Stock Plan                               C by C       C by C

      M0510   Approve Employee Stock Purchase Plan                      C by C       C by C

      M0512   Amend Employee Stock Purchase Plan                        C by C       C by C

      M0514   Approve Nonqualified Employee Stock Purchase Plan         C by C       C by C

      M0516   Amend Nonqualified Employee Stock Purchase Plan           C by C       C by C

      M0522   Approve Omnibus Stock Plan                                C by C       C by C

      M0524   Amend Omnibus Stock Plan                                  C by C       C by C

      M0525   Approve Non-Employee Director Stock Option Plan           C by C       C by C

      M0526   Amend Non-Employee Director Stock Option Plan             C by C       C by C

      M0527   Approve Non-Employee Director Restricted Stock Plan       C by C       CbyC

      M0528   Approve Stock Appreciation Rights Plan                    C by C       C by C

      M0530   Amend Stock Appreciation Rights Plan                      C by C       C by C

      M0534   Approve/Amend 401(k)/Savings Plan                         C by C       CbyC

      M0535   Approve/Amend Executive Incentive Bonus Plan              C by C       C by C

      M0537   Approve/Amend Supplemental Retirement Plan                C by C       C by C

      M0538   Approve/Amend Deferred Compensation Plan                  C by C       C by C

      For MO501 - MO535, use our simplistic method:

1)If dilution would be greater than 30% - vote AGAINST 2) If strike prices are
10% or more below market - vote AGAINST

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V. M0500s Management Proposals - Non-Salary Comp. (Cont.)

Agenda Code and Description                                             ISS          Client
                                                                       Policy        Policy

      M0540   Approve Employment Agreement                              C by C       CbyC

      M0541   Approve Stock/Cash Award to Executive                     C by C       C by C

      M0543   Approve Executive Loans to Exercise Options               C by C       C by C

      M0546   Approve Executive Loans (Not for Options)                 C by C       CbyC

      M0547   Company-Specific--Compensation-Related                    C by C       C by C

      M0548   Approve Repricing of Options                              C by C       C by C

      M0554   Approve Outside Director Stock Awards/Options             C by C       FOR
      in Lieu of Cash

      M0555   Approve Stock Option Plan Grants                          C by C       CbyC

      M0556   Approve Stock-for-Salary/Bonus Plan                       C by C       FOR

      M0557   Approve Retirement Benefits for Nonexecutive Directors    C by C       CbyC

      M0558   Approve/Amend Bundled Compensation Plans                  C by C       C by C

      M0561   Approve/Amend Executive Stock Option Plan                 C by C       CbyC

      M0562   Approve/Amend Employee Savings-Related Share Purchase     C by C       CbyC

      M0564   Approve/Amend Employment Agreements                       C by C       C by C

      M0567   Approve Employee Stock Ownership Plan                     C by C       C by C

      M0568   Approve/Amend Profit Sharing Plan                         C by C       C by C

      M0580   Appoint Internal Statutory Auditor                        C by C       C by C

      M0582   Approve Retirement Bonuses for Directors                  C by C       C by C

      M0583   Approve Retirement Bonuses for Statutory Auditors         C by C       C by C

      M0584   Approve Retirement Bonuses for Directors and Statutory    C by C       C by C
              Auditors

      M0585   Approve Special Bonus for Family of Deceased Director     C by C       C by C

      M0586   Approve Special Bonus for Family of Deceased Statutory    C by C       CbyC
      Auditor

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V. M0500s Management Proposals - Non-Salary Comp. (Cont.)

Agenda Code and Description                                             ISS          Client
                                                                       Policy        Policy

      M0587   Approve Special Bonuses for Families of Deceased         C by C       C b yC
              Directors and Statutory Auditors

      M0588   Approve Increase in Aggregate Compensation Ceiling for    C by C       CbyC
      Directors

      M0589   Approve Increase in Aggregate Compensation Ceiling for    C by C       C by C
      Statutory Auditors

      M0590   Approve Increase in Aggregate Compensation Ceiling for    C by C       C by C
      Directors and Statutory Auditors

      M0591   Approve or Amend Option Plan for Overseas Employees       C by C       C by C

      M0592   Amend Terms of Outstanding Options                        C by C       C by C

      M0593   Approve Share Plan Grant                                  C by C       C by C

      M0594   Approve Financial Assistance in Connection with Stock     C by C       C by C
              Purchase/Stock Option Plan

      M0595   Amend Articles/Charter--Compensation-Related              C by C       C by C

      M0596   Approve Non-Employee Director Restricted Stock Plan       C by C       C by C

      M0597   Amend Non-Employee Director Restrictred Stock Plan        C by C       C by C

      M0598   Approve Non-Employee Director Omnibus Plan                C by C       C by C

      M0599   Amend Non-Employee Director Omnibus Stock Plan            C by C       C by C

Institutional Shareholder Services              [GRAPHIC OMITTED]
1455 Research Blvd. / First Floor         Institutional Shareholder Services
Rockville, MD 20850
Tel. (301)545-4697 Fax. (301)545-4509
www.isstf.com

VI.     M0600s Management Proposals - Antitakeover Related

Agenda Code and Description                                             ISS          Client
                                                                       Policy        Policy

      M0601   Amend Articles/Bylaws/Charter to Include                  AGAINST      AGAINST
              Antitakeover Provision(s)

      M0602   Amend Articles/Bylaws/Charter to Remove                   FOR          FOR
              Antitakeover Provision(s)

      M0603   Eliminate Right to Act by Written Consent                 AGAINST     AGAINST

      M0604   Provide Directors May Only Be Removed for Cause           AGAINST     AGAINST

      M0605   Adopt or Increase Supermajority Vote Requirement          AGAINST     AGAINST
              for Amendments (up to 66 2/3%)

      M0606   Adopt or Increase Supermajority Vote Requirement          AGAINST     AGAINST
              for Mergers

      M0607   Adopt or Increase Supermajority Vote Requirement          AGAINST     AGAINST
              for Removal of Directors

      M0608   Reduce Supermajority Vote Requirement                     FOR          FOR

      M0609   Adopt or Amend Shareholder Rights Plan (Poison Pill)      C by C      AGAINST

      M0611   Approve Control Share Acquisition                         C by C      AGAINST

      M0612   Opt Out of State's Control Share Acquisition Law          C by C       FOR

      M0613   Adopt Fair Price Provision                                C by C      AGAINST

      M0614   Rescind Fair Price Provision                              C by C       FOR

      M0617   Adjourn Meeting                                           C by C       C by C

      M0618   Eliminate Right to Call Special Meeting                   AGAINST     AGAINST

      M0619   Restrict Right to Call Special Meeting                    AGAINST     AGAINST

      M0621   Require Advance Notice for Shareholder                    C by C       FOR
              Proposals/Nominations

      M0622   Consider Non-Financial Effects of Mergers                 AGAINST     AGAINST

      M0627   Permit Board to Amend Bylaws Without Shareholder          C by C       FOR
              Consent

      M0629   Waive Control Share Acquisition Provision                 C by C       C byC

Institutional Shareholder Services              [GRAPHIC OMITTED]
1455 Research Blvd. / First Floor         Institutional Shareholder Services
Rockville, MD 20850
Tel. (301)545-4697 Fax. (301)545-4509
www.isstf.com

VI.     M0600s Management Proposals - Antitakeover Related (Cont.)

Agenda Code and Description                                             ISS          Client
                                                                       Policy        Policy

      M0630   Renew Shareholder Rights Plan (Poison Pill)               C by C      Against

      M0650   Adopt Double Voting Rights for Long-Term Registered       AGAINST     Against
              Shareholders

      M0651   Adopt Increased Dividends for Long-Term Registered        AGAINST     Against
              Shareholders

      M0652   Renew Partial Takeover Provision                          C by C       C by C

      M0653   Authorize Board to Issue Shares in the Event of a Public  AGAINST     Against
              Tender Offer or Share Exchange Offer

      M0654   Authorize Board to Repurchase Shares in the Event of a    AGAINST     Against
      Public Tender Offer or Share Exchange Offer

      M0655   Allow Board to Use All Outstanding Capital Authorizations AGAINST     Against

      M0656   Create/Eliminate Special Share Held By Government         C by C       C by C

      M0657   Adopt New Articles/Charter--Privatization-Related         C by C       C by C

      M0658   Approve/Amend Stock Ownership Limitations                 C by C       C by C

      M0659   Approve Reduction in Share Ownership Disclosure           C by C       CbyC
      Threshold

      M0660   Amend Articles/Charter--Governance-Related                C by C       C by C

      M0661   Company-Specific--Governance-Related                      C by C       C by C

Institutional Shareholder Services              [GRAPHIC OMITTED]
1455 Research Blvd. / First Floor         Institutional Shareholder Services
Rockville, MD 20850
Tel. (301)545-4697 Fax. (301)545-4509
www.isstf.com

VII.    S0100s Shareholder Proposals - Routine Business

Agenda Code and Description                                             ISS          Client
                                                                       Policy        Policy

      S0101   Rotate Annual Meeting Location                            AGAINST     AGAINST

      S0102   Change Date/Time of Annual Meeting                        AGAINST     AGAINST

      S0106   Initiate Payment of Cash Dividend                         AGAINST     AGAINST

      S0107   Separate Chairman and CEO Positions                       C by C       C by C

      S0108   Liquidate Company Assets and Distribute Proceeds          C by C       C by C

      S0110   Establish Shareholder Advisory Committee                  C by C       C by C

      S0115   Company-Specific -- Miscellaneous                         C by C       C by C

      S0118   Convert Closed-End Fund to Open-End Fund                  C by C       C by C

Institutional Shareholder Services              [GRAPHIC OMITTED]
1455 Research Blvd. / First Floor         Institutional Shareholder Services
Rockville, MD 20850
Tel. (301)545-4697 Fax. (301)545-4509
www.isstf.com

VIII.   S0200s Shareholder Proposals - Director Related

Agenda Code and Description                                             ISS          Client
                                                                       Policy        Policy

      S0201   Declassify the Board of Directors                         FOR         FOR

      S0202   Establish Term Limits for Directors                       AGAINST     AGAINST

      S0203   Establish a Nominating Committee                          FOR          FOR

      S0204   Establish a Compensation Committee                        FOR          FOR

      S0205   Establish Other Board Committee                           C by C       C by C

      S0207   Restore or Provide for Cumulative Voting                  C by C      AGAINST

      S0209   Establish Director Stock Ownership Requirement            AGAINST     AGAINST

      S0211   Establish Mandatory Retirement Age for Directors          AGAINST      AGAINST

      S0212   Require a Majority vote for the Election of Directors     C by C       C by C

      S0214   Remove Existing Directors                                 C by C       C by C

      S0215   Require Majority of Independent Directors on Board        C by C       FOR

      S0217   Provide for Special Interest Representation on Board      C by C      AGAINST

      S0219   Limit Composition of Committee(s) to Independent          C by C       FOR
              Directors

      S0220   Require Director Nominee Qualifications                   C by C      AGAINST

      S0222   Company-Specific--Board-Related                           C by C       C by C

      S0223   Require Directors Fees to be Paid in Stock                AGAINST     AGAINST

      S0225   Change Size of Board of Directors                         C by C       C by C

      S0227   Add Women and Minorities to the Board                     C by C       FOR

      S0230   Require Two Candidates for Each Board Seat                AGAINST     AGAINST

      S0233   Amend Articles/Bylaws/Charter-Filling Vacancies           C by C       C by C

      S0234   Amend Articles/Bylaws/Charter-Removal of Directors        C by C       C by C

      S0235   Amend Articles/Bylaws/Charter-Call Special Meetings       C by C       C by C

Institutional Shareholder Services              [GRAPHIC OMITTED]
1455 Research Blvd. / First Floor         Institutional Shareholder Services
Rockville, MD 20850
Tel. (301)545-4697 Fax. (301)545-4509
www.isstf.com

VIII. S0200s Shareholder Proposals - Director Related (Cont.)

Agenda Code and Description                                             ISS          Client
                                                                       Policy        Policy

      S0236   Amend Vote Requirements to Amend Articles/                C by C       C by C
              Bylaws/Charter

      S0237   Amend Director/Officer Indemnification/Liability          C by C       C by C
              Provisions

      S0250   Elect a Shareholder-Nominee to the Board                  C by C       C by C

Institutional Shareholder Services              [GRAPHIC OMITTED]
1455 Research Blvd. / First Floor         Institutional Shareholder Services
Rockville, MD 20850
Tel. (301)545-4697 Fax. (301)545-4509
www.isstf.com

IX.     S0300s Shareholder Proposals - Corporate Governance

Agenda Code and Description                                             ISS          Client
                                                                       Policy        Policy

      S0302   Submit Shareholder Rights Plan (Poison Pill) to           FOR          FOR
              Shareholder Vote

      S0304   Provide for Confidential Voting                           FOR         FOR

      S0306   Submit Acquisition Offer(s) for Shareholder Vote          FOR          FOR

      S0307   Restore Preemptive Rights of Shareholders                 C by C       C by C

      S0311   Reduce Supermajority Vote Requirement                     FOR          For

      S0318   Eliminate or Restrict Severance Agreements                C by C       C by C
              (Change-in-Control)

      S0319   Reincorporate in Another State [  ]                       C by C       C by C

      S0320   Submit Preferred Stock Issuance to Vote                   C by C       C by C

      S0321   Submit Severance Agreement (Change-in-Control) to         FOR          FOR
              Shareholder Vote

      S0326   Amend Articles/Bylaws/Charter to Remove                   FOR         AGAINST
              Antitakeover Provisions

      S0329   Eliminate Discretionary Voting of Unmarked Proxies        AGAINST     Against

      S0330   Eliminate Cumulative Voting                               FOR          For

      S0332   Amend Terms of Existing Poison Pill                       C by C       C by C

      S0350   Amend Articles to Limit the Bank's Authority to Exercise  C by C       C by C
              Votes at AGMs as Proxy for Shareholders

      S0351   Initiate Special Investigation to Determine if the Bank   C by C       C by C
              Property Voted Proxies in the Previous Five Years

      S0352   Company-Specific--Governance-Related                      C by C       C by C

*BONY supports shareholder proposals to submit poison pills to shareholder vote;
BONY votes against management proposals for poison pills.

*BONY does not support severance packages of greater than three (3) times total compensation; BONY supports severance packages at three (3) or less times total compensation.

Institutional Shareholder Services              [GRAPHIC OMITTED]
1455 Research Blvd. / First Floor         Institutional Shareholder Services
Rockville, MD 20850
Tel. (301)545-4697 Fax. (301)545-4509
www.isstf.com

X.      S0400s Shareholder Proposals - Social / Human Rights

Agenda Code and Description                                             ISS          Client
                                                                       Policy        Policy

      S0411   MacBride Principles                                       C by C      AGAINST
      SO413    Report on MacBride Principles                            C by C      AGAINST

      S0414   ILO Standards                                             C by C      Against

      S0415   Vendor Standards                                          C by C      Against

      S0417   Workplace Code of Conduct                                 C by C      Against

      S0420   Burma-Related                                             C by C      Against

      S0424   Report on Maquiladora Operations                          C by C      AGAINST

      S0425   China Principles                                          C by C      Against

      S0426   Human Rights-Related                                      C by C      Against

Institutional Shareholder Services              [GRAPHIC OMITTED]
1455 Research Blvd. / First Floor         Institutional Shareholder Services
Rockville, MD 20850
Tel. (301)545-4697 Fax. (301)545-4509
www.isstf.com

XI.     S0500s Shareholder Proposals - Compensation

Agenda Code and Description                                             ISS          Client
                                                                       Policy        Policy

      S0501   Limit/Prohibit Awards to Executives                       C by C      AGAINST

      S0503   Increase Disclosure of Executive Compensation             C by C      AGAINST

      S0504   Limit Executive Compensation                              C by C      AGAINST

      S0507   Report on Executive Compensation                          C by C      AGAINST

      S0508   Submit Executive Compensation to Vote                     C by C      AGAINST

      S0509   Eliminate Outside Directors' Retirement Benefits          FOR          FOR

      S0510   Link Executive Compensation to Social Issues              C by C      Against

      S0511   Company-Specific--Compensation-Related                    C by C       C by C

      S0512   Performance-Based/Indexed Options                         C by C       C by C

      S0513   Put Repricing of Stock Options to Shareholder Vote        FOR          For

Institutional Shareholder Services              [GRAPHIC OMITTED]
1455 Research Blvd. / First Floor         Institutional Shareholder Services
Rockville, MD 20850
Tel. (301)545-4697 Fax. (301)545-4509
www.isstf.com

XII.    S0600s Shareholder Proposals - General Economic Issues

Agenda Code and Description                                             ISS          Client
                                                                       Policy        Policy

      S0602   Report on Bank Lending Policies                           C by C      AGAINST

      S0614   International Finance                                     C by C      AGAINST

      S0615   Avoid Export of U.S. Jobs (Outsourcing)                   C by C      AGAINST

      S0616   Adopt High-Performance Workplace Policy                   C by C

      S0617   Hire Advisor to Maximize Shareholder Value                C by C      AGAINST

      S0618   Seek Sale of Company/Assets                               C by  C      C by C

      S0619   Endorse Efforts of G-7 Ministers                          C by C      AGAINST

Institutional Shareholder Services              [GRAPHIC OMITTED]
1455 Research Blvd. / First Floor         Institutional Shareholder Services
Rockville, MD 20850
Tel. (301)545-4697 Fax. (301)545-4509
www.isstf.com

XIII.   S0700s Shareholder Proposals - Health / Environment

Agenda Code and Description                                             ISS          Client
                                                                       Policy        Policy

      S0702   Advertising Standards                                     C by C      AGAINST

      S0703   Tobacco-Related--Miscellaneous                            C by C      AGAINST

      S0704   Tobacco-Related--Prepare Report                           C by C      AGAINST

      S0706   Abortion-Related Activities                               C by C      Against

      S0708   Reduce/Eliminate Toxic Wastes or Emissions or Related     C by C       C by C

      S0709   Nuclear Power-Related                                     C by C       C by C

      S0720   Alcohol-Related                                           C by C      AGAINST

      S0725   Weapon-Related                                            C by C      AGAINST

      S0726   Adopt Conservation Policy                                 C by C      AGAINST

      S0727   Report on Foreign Military Sales/Defense Business         C by C      AGAINST

      S0728   CERES Principles                                          C by C      AGAINST

      S0729   Drug Pricing                                              C by C      AGAINST

      S0729   Report - Drug Reimportation                               C by C       C by C

      S0730   Report on Environmental Policies (View other codes        C by C      AGAINST
              as well)

      S0730   Report - Operations in Protected/Ecologically             C by C       C by C
              Sensitive Areas

      S0732   Spin Off Tobacco - Related Business                       C by C      AGAINST

      S0734   Cease Tobacco - Related Advertising                       C by C      AGAINST

      S0735   Health Care-Related                                       C by C      AGAINST

      S0736   Genetically Modified Organisms (GMO)                      C by C      Against

      S0740   Environment Related--Miscellaneous (View other codes      C by C       Against
              as well)

      S0741   ANWR - Atlantic National Wildlife Refugee                 C by C       Against

      S0742   Reports - Green House/Global Warming                      C by C       C by C

      S0742   Reports on Kyoto Protocol Compliance                      C by C       C by C

Institutional Shareholder Services              [GRAPHIC OMITTED]
1455 Research Blvd. / First Floor         Institutional Shareholder Services
Rockville, MD 20850
Tel. (301)545-4697 Fax. (301)545-4509
www.isstf.com

XIV.    S0800s Shareholder Proposals - Other / Misc.

Agenda Code and Description                                             ISS          Client
                                                                       Policy        Policy

      S0805   Report on Government Service of Employees                 C by C      AGAINST

      S0806   Charitable Contributions                                  C by C      AGAINST

      S0807   Political Contributions/Activities                        C by C      AGAINST

      S0810   Company-Specific -- Shareholder Miscellaneous             C by C      AGAINST

      S0810   Board Interlock - Directors on Common Boards              C by C       C by C

      S0812   EEOC-Related Activities                                   C by C      AGAINST

      S0814   Glass Ceiling                                             C by C      Against

XV.     S0900s Shareholder Proposals - Other / Misc.

Agenda Code and Description                                             ISS          Client
                                                                       Policy        Policy

        S0999  Reports - Concentrated Area Feeding Operations (CAFOs)   C by C       C by C

        S0999  Disclosure of Land Use/Real Estate development           C by C       C by C

        S0999  Reports to Phase out the use of Animals in testing       C by C       C by C

Special Instructions

M0501 - M0535:  Use the following evaluation method:
If dilution is greater than 30 percent - vote AGAINST
If strike price is 10 percent or more below fair market value - vote AGAINST

PART C
OTHER INFORMATION

Item 23.                       Exhibits.

(a)	Item Articles of Amendment and Restatement: Filed herewith.

(b)	Amended and Restated Bylaws: Filed herewith.

(c)	Instruments Defining Rights of Security Holders: Portions of the Trust Instrument and Bylaws of the Registrant defining the rights of holders of shares of the Registrant.[1]

(d)	(1) Investment Advisory Agreement between the Registrant and XShares Advisors LLC: Filed herewith.

(2) Sub-Advisory Agreement between XShares Advisors LLC and Amerivest Investment Management, LLC: Filed herewith.

(3) Sub-Advisory Agreement between XShares Advisors LLC and BNY Investment Advisors: Filed herewith.

(e)	(1) Distribution Agreement between the Registrant and ALPS Distributors, Inc.: Filed herewith.

(2) Form of Authorized Participant Agreement: Filed herewith.

(f)	Bonus or Profit Sharing Contracts: Not applicable.

(g)	(1) Custody Agreement between the Registrant and The Bank of New York: Filed herewith.

(2) Foreign Custody Manager Agreement between the Registrant and The Bank of New York: Filed herewith.

(h)	(1) Fund Administration and Accounting Agreement between the Registrant and The Bank of New York: Filed herewith.

(2) Transfer Agency and Service Agreement between the Registrant and The Bank of New York: Filed herewith.

(3) Form of Securities Lending Agreement between the Registrant and The Bank of New York: Filed herewith.

(4) Chief Compliance Officer Services Agreement between the Registrant and ALPS Fund Services, Inc.: Filed herewith.

(5) Form of Participation Agreement between the Registrant and an Acquiring Fund: Filed herewith.

(6) Operating Expenses Limitation Agreement: Filed herewith.

(i)	(1) Opinion and Consent of Paul, Hastings, Janofsky & Walker LLP: Filed herewith.

(2) Opinion of Venable LLP: Filed herewith.

(j)	Consent of Eisner LLP: Filed herewith.

(k)	Not applicable.

(l)	Form of Letter of Representations between the Registrant and The Depository Trust Company: Filed herewith.

(m)	Not applicable.

(n)	Not applicable.

(p)	(1) Registrant’s Code of Ethics: Filed herewith.

(2) XShares Advisors LLC’s Code of Ethics: Filed herewith.

(3) Amerivest Investment Management, LLC’s Code of Ethics: Filed herewith.

(4) BNY Investment Advisors’ Code of Ethics: Filed herewith.

(q)	(1) Powers of Attorney: Filed herewith.

(2) Secretary Certification of Board of Directors Action: Filed herewith.

 1            Reference is made to Articles IV and V of the Registrant’s Articles of Amendment and Restatement filed as Exhibit (a) to this Registration Statement and to Articles II, VII and IX of the Registrant’s Amended and Restated Bylaws filed as Exhibit (b) to this Registration Statement.

Item 24.	Persons controlled by or Under Common Control with the Fund.

The Registrant may be deemed to be under common control with HealthSharesTM, Inc., StateSharesTM, Inc., IndexIQTM Exchange-Traded Funds, Inc. and Realty Funds, Inc.

Item 25.	Indemnification.

Reference is made to the provisions of Article VI of the Registrant’s Articles of Amendment and Restatement filed as an exhibit to this Registration Statement (as noted in Item 23 above) and Article XI of Registrant’s Amended and Restated Bylaws filed as an exhibit to this Registration Statement (as noted in Item 23 above).

Item 26.	Business and Other Connections of Investment Adviser.

Reference is made to the sections entitled “Fund Management” in the Prospectus and “Management” in the Statement of Additional Information for information regarding the business of the Adviser and Sub-Advisers.

For information as to the business, profession, vocation and employment of a substantial nature of each of the directors and officers of the Adviser, reference is made to the Adviser’s current Form ADV (File No. 141392), pursuant to the Investment Advisers Act of 1940, as amended incorporated herein by reference.

Item 27.	Principal Underwriters.

(a)                 ALPS Distributors, Inc. (the “Distributor”), acts as the distributor for the Registrant and the following investment companies: AARP Funds, Ameristock Mutual Funds, Inc., BLDRS Index Fund Trust, Campbell Multi-Strategy Trust, CornerCap Group of Funds, DIAMONDS Trust, Drake Funds, Fifth Third Bank, Financial Investors Trust, Financial Investors Variable Insurance Trust , Firsthand Funds, Forward Funds, HealthShares, Inc., Henssler Funds, Inc., Holland Balanced Fund, Laudus Trust, Milestone Funds, Nasdaq 100 Trust, Scottish Widows Investment Partnership, SPDR Trust, MidCap SPDR Trust, Select Sector SPDR Trust, State Street Institutional Investment Trust, Stonebridge Funds, Inc., Utopia Funds, W.P. Stewart Funds, Wasatch Funds, Westcore Trust, Williams Capital Liquid Assets Fund and WisdomTree Trust.

(b)                 Provide the information required by the following table for each director, officer or partner of each principal underwriter named in the response to Item 20:

Positions and Offices	Positions and Offices
Name	with the Distributor	with the Registrant

Edmund J. Burke	President, Director	None
Thomas Carter	Managing Director – Sales and Finance, Director	None
Jeremy O. May	Managing Director – Operations and Client
Service, Assistant Secretary, Director	None
Cameron L. Miller	Director	None
Diana Adams	Vice President, Controller and Treasurer	None
Robert J. Szydlowski	Chief Technology Officer	None
Tane Tyler	Chief Legal Officer	None
Brad Swenson	Chief Compliance Officer	None

(c)	Not applicable.

Item 28.	Location of Accounts and Records.

(a)                 The Registrant maintains accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder (collectively, “Records”) at its offices at 420 Lexington Avenue, New York, New York 10170.
(b)                 XShares Advisors LLC maintains all Records relating to its services as investment adviser to the Registrant at 420 Lexington Avenue, New York, New York 10170.

(c)                 Amerivest Investment Management, LLC maintains all Records relating to its services as a sub-adviser to the Registrant at 1005 North Ameritrade Place, Bellevue, Nebraska 68005.

(d)                 BNY Investment Advisors maintains all Records relating to its services as a sub-adviser to the Registrant at 1633 Broadway, 13th Floor, New York, New York 10019.

(e)                 ALPS Distributors, Inc. maintains all Records relating to its services as Distributor of the Registrant at 1290 Broadway, Suite 1100, Denver, Colorado 80203.

(f)                 The Bank of New York maintains all Records relating to its services as administrator, transfer agent and custodian of the Registrant at One Wall Street, New York, New York 10286.

Item 29.	Management Services.

There are no management related service contracts not discussed in Part A or Part B.

Item 30.	Undertakings.

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 1 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 26th day of September, 2007.

TDAX FUNDS, INC.

By:  /s/ Anthony F. Dudzinski
Anthony F. Dudzinski
Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE                                                              CAPACITY                                                                 DATE

/s/ David M. Kelley*	President and Chief Executive Officer	September 26, 2007
David M. Kelley

/s/ David W. Jaffin*	Treasurer and Secretary	September 26, 2007
David W. Jaffin

/s/ Anthony F. Dudzinski	Director, Chairman and Chief Operating Officer	September 26, 2007
Anthony F. Dudzinski

/s/ Ernest J. Scalberg*	Director	September 26, 2007
Ernest J. Scalberg

/s/ Michael G. Smith*	Director	September 26, 2007
Michael G. Smith

/s/ R. Charles Tschampion*	Director	September 26, 2007
R. Charles Tschampion

  * By:    /s/ Anthony F. Dudzinski
Anthony F. Dudzinski (attorney-in-fact)

* Executed copies of the Powers of Attorney are filed as Exhibit (q)(1) to this Registration Statement.

EXHIBIT INDEX
Exhibit          Caption

(a)	Articles of Amendment and Restatement

(b)	Amended and Restated Bylaws

(d)(1)	Investment Advisory Agreement between the Registrant and XShares Advisors LLC

(d)(2)	Sub-Advisory Agreement between XShares Advisors LLC and Amerivest Investment Management, LLC

(d)(3)	Sub-Advisory Agreement between XShares Advisors LLC and BNY Investment Advisors

(e)(1)	Distribution Agreement between the Registrant and ALPS Distributors, Inc.

(e)(2)	Form of Authorized Participant Agreement

(g)(1)	Custody Agreement between the Registrant and The Bank of New York

(g)(2)	Foreign Custody Manager Agreement between the Registrant and The Bank of New York

(h)(1)	Fund Administration and Accounting Agreement between the Registrant and The Bank of New York

(h)(2)	Transfer Agency and Service Agreement between the Registrant and The Bank of New York

(h)(3)	Form of Securities Lending Agreement between the Registrant and The Bank of New York

(h)(4)	Chief Compliance Officer Services Agreement between the Registrant and ALPS Fund Services, Inc.

(h)(5)	Form of Participation Agreement between the Registrant and an Acquiring Fund

(h)(6)	Operating Expenses Limitation Agreement: Filed herewith.

(i)(1)	Opinion and Consent of Paul, Hastings, Janofsky & Walker LLP

(i)(2)	Opinion of Venable LLP

(j)	Consent of Eisner LLP

(l)	Form of Letter of Representations between the Registrant and The Depository Trust Company

(p)(1)	Registrant’s Code of Ethics

(p)(2)	XShares Advisors LLC’s Code of Ethics

(p)(3)	Amerivest Investment Management, LLC’s Code of Ethics

(p)(4)	BNY Investment Advisors’ Code of Ethics

(q)(1)	Powers of Attorney

(q)(2)	Secretary Certification of Board of Directors Action

                                                                     Exhibit (a)

                                TDAX FUNDS, INC.
                                ----------------

                      ARTICLES OF AMENDMENT AND RESTATEMENT

THIS IS TO CERTIFY THAT:

         FIRST: TDAX Funds, Inc., a Maryland corporation (the "Corporation"), desires to amend and restate its charter as currently in effect and as hereinafter amended.

         SECOND: The following provisions are all the provisions of the charter currently in effect and as hereinafter amended:

                                ARTICLE I - NAME

                  The name of the corporation (hereinafter called the
"Corporation") is:

                                TDAX Funds, Inc.

                              ARTICLE II - PURPOSES

                  The Corporation is formed for the purpose of carrying on any lawful business, which may include acting as an open-end management investment company registered with the Securities and Exchange Commission under the
Investment Company Act of 1940, as amended (the "Investment Company Act"), and to engage in any lawful act or activity for which corporations may be organized under the general laws of the State of Maryland as now or hereafter in force.

                ARTICLE III - PRINCIPAL OFFICE AND RESIDENT AGENT

                  The address of the principal office of the Corporation within the State of Maryland is 300 East Lombard Street, Baltimore, Maryland 21202 in
care of The Corporation Trust Incorporated. The resident agent of the
Corporation in the State of Maryland is The Corporation Trust Incorporated, 300
East Lombard Street, Baltimore, Maryland 21202, a Maryland corporation.

                               ARTICLE IV - STOCK

                  1. The Corporation is authorized to issue 12,500,000,000
shares, all of which shall be Common Stock, $.0001 par value per share (the
"Common Stock"), and having an aggregate par value of $1,250,000, classified and designated as follows:

--------------------------------------------------------------------------------
                                 Series                  Number of Shares

--------------------------------------------------------------------------------
TDAX Independence 2010 Exchange-Traded Fund                2,500,000,000

--------------------------------------------------------------------------------
TDAX Independence 2020 Exchange-Traded Fund                2,500,000,000

--------------------------------------------------------------------------------
TDAX Independence 2030 Exchange-Traded Fund                2,500,000,000

--------------------------------------------------------------------------------
TDAX Independence 2040 Exchange-Traded Fund                2,500,000,000

--------------------------------------------------------------------------------
TDAX Independence In-Target Exchange-Traded Fund           2,500,000,000

--------------------------------------------------------------------------------

Any series of stock established herein and hereafter established are each referred to herein as a "Series." The Board of Directors may classify any unissued shares of Common Stock from time to time in one or more Series of stock or classes of a Series. Any class of a Series of Common Stock shall be referred to herein individually as a "Class" and collectively, together with any other class or classes of such Series from time to time established, as the "Classes".
The Board of Directors may classify any unissued shares of stock of the
Corporation and reclassify any previously classified but unissued shares of any
Series or Class of stock from time to time in one or more Series or Classes of stock. Prior to issuance of classified or reclassified shares of any Series or
Class, the Board of Directors by resolution shall: (a) designate that Series or
Class to distinguish it from all other Series or Classes of stock of the
Corporation; (b) specify the number of shares to be included in the Series or
Class; (c) set or change, subject to the express terms of any Series or Class of stock of the Corporation outstanding at the time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each
Series or Class; and (d) cause the Corporation to file articles supplementary with the State Department of Assessments and Taxation of Maryland ("SDAT"). Any
of the terms of any Series or Class of stock may be made dependent upon facts or events ascertainable outside the charter of the Corporation (the "Charter"), including determinations by the Board of Directors or other facts or events within the control of the Corporation, and may vary among holders thereof, provided that the manner in which such facts, events or variations shall operate upon the terms of such Series or Class of stock is clearly and expressly set forth in the articles supplementary or other charter document filed with the
SDAT.

                  2. If shares of one Series or Class of stock are classified or reclassified into shares of another Series or Class of stock pursuant to this
Article IV, the number of authorized shares of the former Series or Class shall be automatically decreased and the number of shares of the latter Series or
Class shall be automatically increased, in each case by the number of shares so classified or reclassified, so that the aggregate number of shares of stock of all Series and Classes that the Corporation has authority to issue shall not be more than the total number of shares of stock set forth in the first sentence of this Article IV, Section 1.

                                      -2-

                  3. The Board of Directors shall have power to increase or
decrease, from time to time, the aggregate number of shares of stock, or of any
Series or Class of stock, that the Corporation shall have the authority to issue.

                  4. Subject to the provisions of the Charter, the Board of
Directors shall have the power to cause the Corporation to issue shares of
Common Stock of the Corporation from time to time, for such consideration which may consist of, among other things, cash and/or securities as may be fixed from time to time pursuant to the direction of the Board of Directors, subject to applicable requirements of the Investment Company Act. All stock, upon issuance against receipt of the consideration specified by the Board of Directors, shall be fully paid and nonassessable. The Board of Directors may, by resolution, determine that shares of any Series or Class of the Corporation may be issued only in specified Creation Units (as defined in Section 12(a) of this Article
IV).

                  5. As more fully set forth hereafter, the assets and
liabilities and the income and expenses of each Series or Class of the
Corporation's stock shall be determined separately from those of each other
Series or Class of the Corporation's stock and, accordingly, the net asset value, the dividends and distributions payable to holders, and the amounts distributable in the event of liquidation or dissolution of the Corporation to holders of shares of the Corporation's stock may vary from Series to Series or
Class to Class. In the event that there are any assets, income earnings, profits or proceeds which are not readily identifiable as belonging to any particular series (collectively, "General Assets"), such General Assets shall be allocated by or under the direction of the Board of Directors to and among one or more
Series and Classes in such a manner and on such basis as the Board of Directors in its sole discretion shall determine.

                  6. Except as otherwise provided herein, all consideration
received by the Corporation for the issuance or sale of shares of a Series or
Class of the Corporation's stock, together with all funds derived from any investment and reinvestment thereof and any General Assets allocated to such
Series or Class, shall irrevocably belong to that Series or Class for all purposes, subject only to any reorganization or automatic conversion of one
Series or Class of stock into another, as hereinafter provided for, and to the rights of creditors of such Series or Class, and shall be so recorded upon the books of account of the Corporation, and are herein referred to as "assets belonging to" such Series or Class.

                  7. The assets belonging to each Series or Class shall be
charged with the debts, liabilities, obligations and expenses incurred or contracted for or otherwise existing with respect to such Series or Class and with such Series' or Class' share of the general liabilities of the Corporation, in the latter case in the proportion that the net asset value of such Series or
Class bears to the net asset value of all Series and Classes or as otherwise determined by the Board of Directors in accordance with applicable law. The determination of the Board of Directors shall be conclusive as to the allocation of debts, liabilities, obligations and expenses, including accrued expenses and reserves, to a Series or Class. The debts, liabilities, obligations and expenses incurred or contracted for or otherwise existing with respect to a Series or
Class are enforceable with respect to that Series or Class only and not against the assets of the Corporation generally or any other Series or Class of stock of the Corporation.

                                      -3-

                  8. The assets attributable to the Classes of a Series shall be invested in the same investment portfolio of the Corporation, and notwithstanding the foregoing provisions of paragraphs 6 and 7 of this Article
IV, the allocation of investment income and realized and unrealized capital gains and losses and expenses and liabilities of the Corporation and of any
Series among the Classes of Common Stock of each Series shall be determined by the Board of Directors in a manner that is consistent with the Investment
Company Act. The determination of the Board of Directors shall be conclusive as to the allocation of investment income and realized and unrealized capital gains and losses, expenses and liabilities, including accrued expenses and reserves, and assets to one or more particular Series or Classes.

                  9. Shares of each Series and Class of stock shall be entitled to such dividends or distributions, in cash, property or additional shares of stock of the same or another Series or Class, as may be authorized from time to time by the Board of Directors, by resolution adopted from time to time, or pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Board of Directors may determine, and declared by the
Corporation with respect to such Series or Class. The nature of in-kind property distributions may vary among the holders of a Series or Class, provided that the amount of the distribution per share, as determined by the Board of Directors, shall be equivalent for all holders of such Series or Class. Specifically, and without limiting the generality of the foregoing, the dividends and distributions of investment income and capital gains with respect to the different Series and with respect to the Class may vary with respect to each such Series and Class to reflect differing allocations of the expenses of the
Corporation and the Series among the holders of such Classes and any resultant differences between the net asset values per share of such Classes, to such extent and for such purposes as the Board of Directors may deem appropriate. The
Board of Directors may determine that dividends may be payable only with respect to those shares of stock that have been held of record continuously by the stockholder for a specified period prior to the record date of the date of the distribution.

                  10. Except as provided below, on each matter submitted to a vote of the stockholders, each holder of stock shall be entitled to one vote (1)
for each share standing in such stockholder's name on the books of the
Corporation or (2) if approved by the Board of Directors and pursuant to the issuance of an exemptive order from the Securities and Exchange Commission (the
"Commission"), for each dollar of net asset value per share of a Class or
Series, as applicable. Subject to any applicable requirements of the Investment
Company Act, or other applicable law, all holders of shares of stock shall vote as a single class except with respect to any matter which the Board of Directors shall have determined affects only one or more (but less than all) Series or
Classes of stock, in which case only the holders of shares of the Series or
Classes affected shall be entitled to vote. Without limiting the generality of the foregoing, and subject to any applicable requirements of the Investment
Company Act, or other applicable law, the holders of each of the Classes of each
Series shall have, respectively, with respect to any matter submitted to a vote of stockholders (i) exclusive voting rights with respect to any such matter that only affects the Series or Class of Common Stock of which they are holders, including, without limitation, the provisions of any distribution plan adopted by the Corporation pursuant to Rule 12b-1 under the Investment Company Act (a
"Plan") with respect to the Class of which they are holders and (ii) no voting rights with respect to the provisions of any Plan that affects one or more of such other Classes of Common Stock, but not the Class of which they are

                                      -4-

holders, or with respect to any other matter that does not affect the Class of
Common Stock of which they are holders.

                  11. In the event of the liquidation or dissolution of the
Corporation, stockholders of each Class of the Corporation's stock shall be entitled to receive, as a Class, out of the assets of the Corporation available for distribution to stockholders, but other than General Assets not attributable to any particular Class of stock, the assets attributable to the Class less the liabilities allocated to that Class; and the assets so distributable to the stockholders of any Class of stock shall be distributed among such stockholders in proportion to the number of shares of the Class held by them and recorded on the books of the Corporation. In the event that there are any General Assets not attributable to any particular Class of stock, and such assets are available for distribution, the distribution shall be made to the holders of all Classes of a
Series in proportion to the net asset value of the respective Classes or as otherwise determined by the Board of Directors.

                  12.(a) All shares of Common Stock now or hereafter authorized shall be subject to redemption and redeemable at the option of the holder thereof in accordance with and pursuant to procedures or methods prescribed or approved by the Board of Directors and, in the case of any Series or Class now or hereafter authorized, if so determined by the Board of Directors, shall be redeemable only in aggregations of such number of shares and on such days as may be determined by, or determined pursuant to procedures or methods prescribed by or approved by, the Board of Directors from time to time with respect to such
Series or Class. The number of shares comprising an aggregation for purposes of redemption or repurchase so, determined from time to time with respect to any
Series or Class, shall be referred to herein as a "Creation Unit" and collectively, as "Creation Units". Initially, 200,000 shares of Common Stock will comprise a Creation Unit for each Series.

                  The Board of Directors shall have the unrestricted power to alter the number of shares constituting a Creation Unit for any Series or Class by resolutions adopted by the Board of Directors at any time, including prior to the time the Corporation commences operations. Each holder of a Creation Unit of a Series, upon request to the Corporation accompanied by surrender of the appropriate stock certificate or certificates in proper form for transfer if certificates have been issued to such holder, or in accordance with such other procedures as may from time to time be in effect if certificates have not been issued, shall be entitled to require the Corporation to redeem all or any number of such holder's shares of Common Stock standing in the name of such holder on the books of the Corporation, but in the case of shares of any Series as to which the Board of Directors has determined that such shares shall be redeemed only in Creation Units, only in such Creation Units of shares of such Series as the Board of Directors may determine from time to time in accordance with this
Section 12, at a redemption price per share equal to an amount determined by the
Board of Directors in accordance with any applicable laws and regulations;
provided that (i) such amount shall not exceed the net asset value per share determined in accordance with this Article, and (ii) if so authorized by the
Board of Directors, the Corporation may, at any time and from time to time, charge fees for effecting such redemption or repurchase, at such rate or rates as the Board of Directors may establish, as and to the extent permitted under the Investment Company Act. Such rates may vary depending on the type of redemption or repurchase in question (e.g., a redemption or repurchase for cash as

                                      -5-

opposed to a redemption or repurchase for portfolio securities). The redemption price for shares may be payable in cash, securities, property or a combination thereof, as determined by or at the direction of the Board of Directors from time to time, whether the shares are redeemed in a Creation Unit or not.

                  Notwithstanding any other provision of the Charter, the Board of Directors of the Corporation may suspend the right of the holders of Creation
Units of shares of any Series to require the Corporation to redeem such shares
(or may suspend any voluntary repurchase of such shares pursuant to the provisions of the Charter) or postpone the date of payment of satisfaction upon redemption of such shares during any Financial Emergency.

                  For the purpose of the Charter, a "Financial Emergency" is defined as the whole or part of any period (i) during which the New York Stock
Exchange is closed, other than customary weekend and holiday closings, (ii)
during which trading on the New York Stock Exchange is restricted, (iii) during which an emergency exists as a result of which disposal by the Corporation of securities owned by such Series is not reasonably practicable or it is not reasonably practicable for the Corporation fairly to determine the value of the net assets of such Series, or (iv) during any other period when the Commission
(or any succeeding governmental authority) may for the protection of security holders of the Corporation by order permit suspension of the right of redemption or postponement of the date of payment on redemption.

                  (b) The proceeds of the redemption of a share of any Class or
Series of shares shall be reduced by the amount of any contingent deferred sales charge, redemption fee or other amount payable on such redemption pursuant to the terms of issuance of such share.

                  (c) Subject to the requirements of the Investment Company Act, the Board of Directors may cause the Corporation to redeem at net asset value all or any proportion of the outstanding shares of any Series or Class from a holder (1) upon such conditions with respect to the maintenance of stockholder accounts of a minimum amount as may from time to time be established by the
Board of Directors in its sole discretion or (2) upon such conditions established by the Board of Directors in its sole discretion, for any other purpose, including, without limitation, a reorganization or liquidation of one or more Series or Classes.

                  (d) Subject to the following sentence, shares of stock of any
Series and Class of the Corporation which have been redeemed or otherwise acquired by the Corporation shall constitute authorized but unissued shares of stock of such Series and Class. In connection with a liquidation or reorganization of any Series or Class in which all of the outstanding shares of such Series or Class are redeemed by the Corporation, upon any such redemption all such shares and all authorized but unissued shares of the applicable Series or Class shall automatically be returned to the status of authorized but unissued shares of Common Stock, without further designation as to Series or
Class.

                  13. At such times as may be determined by the Board of
Directors (or with the authorization of the Board of Directors, by the officers of the Corporation) in accordance with the Investment Company Act and applicable rules and regulations of the National Association of Securities Dealers, Inc.,
or any successor organization, and from time to time reflected in the

                                      -6-

registration statement of the Corporation (the "Corporation's Registration
Statement"), shares of a particular Series or Class of stock of the Corporation or certain shares of a particular Class of stock of any Series of the
Corporation may be automatically converted into shares of another Class of stock of such Series of the Corporation based on the relative net asset values of such
Classes at the time of conversion, subject, however, to any conditions of conversion that may be imposed by the Board of Directors (or with the authorization of the Board of Directors, by the officers of the Corporation) and reflected in the Corporation's Registration Statement. The terms and conditions of such conversion may vary within and among the Classes to the extent determined by the Board of Directors (or with the authorization of the Board of
Directors, by the officers of the Corporation) and set forth in the
Corporation's Registration Statement.

                  14. All Classes of a particular Series of Common Stock of the
Corporation shall represent the same interest in the Corporation and have identical voting, dividend, liquidation and other rights with any other shares of Common Stock of that Series; provided, however, that notwithstanding anything in the Charter of the Corporation to the contrary:

                           (i) Any Class of shares may be subject to such sales
         loads, contingent deferred sales charges, Rule 12b-1 fees, administrative fees, service fees or other fees, however designated, in such amounts as may be established by the Board of Directors from time to time in accordance with the Investment Company Act and the applicable rules and regulations of the National Association of
         Securities Dealers, Inc., or any successor organization.

                           (ii) Expenses related solely to a particular Class of
         a Series (including, without limitation, distribution expenses under a
         Rule 12b-1 plan and administrative expenses under an administration or service agreement, plan or other arrangement, however designated) shall be borne by that Class and shall be appropriately reflected (in the manner determined by the Board of Directors) in the net asset value, dividends, distributions and liquidation rights of the shares of that
         Class.

                  15. The Board of Directors may by resolution from time to time authorize the repurchase by the Corporation, either directly or through an agent, of shares upon such terms and conditions and for such consideration as the Board of Directors shall deem advisable, out of funds legally available therefor and at prices per share not in excess of the net asset value per share, determined in accordance with this Article and to take all other steps deemed necessary or advisable in connection therewith.

                  16. Except as otherwise permitted by the Investment Company
Act or any applicable rule, regulation or order of the Commission, payment of the redemption or repurchase price of shares surrendered to the Corporation for redemption pursuant to the provisions of this Article IV or for repurchase by the Corporation pursuant to the provisions of this Article IV shall be made by the Corporation within seven days after surrender of such shares to the
Corporation for such purpose. Any such payment may be made in whole or in part in portfolio securities or in cash, as the Board of Directors shall deem advisable, and no stockholder shall have the right, other than as determined by or at the direction of the Board of Directors, to have shares

                                      -7-

redeemed or repurchased in cash, portfolio securities or property in any particular combination thereof.

                  17. The holders of shares of Common Stock or other securities of the Corporation shall have no preemptive rights to subscribe for new or additional shares of its Common Stock or other securities or appraisal rights.

                                   ARTICLE V -
         PROVISIONS DEFINING, LIMITING AND REGULATING CERTAIN POWERS OF
             THE CORPORATION AND OF THE STOCKHOLDERS AND DIRECTORS

                  1. The number of directors of the Corporation shall be four
(4). The number of directors of the Corporation may be changed pursuant to the
Bylaws of the Corporation. The directors shall have such qualifications as are provided in the Bylaws of the Corporation. The names of the individuals who shall serve as directors of the Corporation until the next annual meeting of stockholders and until their successors are duly elected and qualify are:

                              Anthony F. Dudzinski
                              Ernest J. Scalberg
                              Michael G. Smith
                              R. Charles Tschampion

                  2. Pursuant to the Corporation's election to be subject to
Section 3-804(b) and (c) of the Maryland General Corporation Law (the "MGCL"),
but subject to applicable requirements of the Investment Company Act, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which such vacancy occurred and until a successor is duly elected and qualifies.

                  3. The following provisions are inserted for the purpose of defining, limiting and regulating the powers of the Corporation and of the Board of Directors and stockholders. In addition to its other powers explicitly or implicitly granted under the Charter, by law or otherwise, the Board of
Directors:

                  (a) has the exclusive power to make, alter, amend or repeal the Bylaws of the Corporation;

                  (b) subject to applicable law, may from time to time determine whether, to what extent, at what times and places, and under what conditions and regulations the accounts and books of the Corporation, or any of them, shall be open to the inspection of the stockholders, and no stockholder shall have any right to inspect any account, book or document of the Corporation except as conferred by statute or as authorized by the Board of Directors;

                                      -8-

                  (c) is authorized to adopt procedures for determination of and to maintain constant the net asset value of shares of any Series or Class of the
Corporation's stock.

                  4. Notwithstanding any provision of the MGCL requiring a
greater proportion than a majority of the votes entitled to be cast by holders of shares of all Series or Classes, or any Series or Class, of the Corporation's
stock in order to take or authorize any action, any such action may be taken or authorized upon the concurrence of holders of shares entitled to cast a majority of the aggregate number of votes entitled to be cast thereon, subject to any applicable requirements of the Investment Company Act.

                  5. The presence in person or by proxy of the holders of shares entitled to cast one-third of the votes entitled to be cast (without regard to
Series or Class) shall constitute a quorum at any meeting of the stockholders, except with respect to any matter which, under applicable statutes, regulatory requirements or the Charter, requires approval by a separate vote of one or more
Series or Classes of stock, in which case the presence in person or by proxy of the holders of shares entitled to cast one-third of the votes entitled to be cast by holders of shares of each Series or Class entitled to vote as a Series or Class on the matter shall constitute a quorum.

                  6. Any determination made in good faith by or pursuant to the direction of the Board of Directors, as to the amount of the assets, debts, obligations, or liabilities of the Corporation, as to the amount of any reserves or charges set up and the propriety thereof, as to the time of or purpose for creating such reserves or charges, as to the use, alteration or cancellation of any reserves or charges (whether or not any debt, obligation, or liability for which such reserves or charges shall have been created shall be then or thereafter required to be paid or discharged), as to the value of or the method of valuing any investment owned or held by the Corporation, as to market value or fair value of any investment or fair value of any other asset of the
Corporation, as to the allocation of any asset of the Corporation to a particular Class or Classes of the Corporation's stock, as to the charging of any liability of the Corporation to a particular Class or Classes of the
Corporation's stock, as to the number of shares of the Corporation outstanding, as to the estimated expense to the Corporation in connection with purchases of its shares, as to the ability to liquidate investments in orderly fashion, or as to any other matters relating to the issue, sale, redemption or other acquisition or disposition of investments or shares of the Corporation, shall be final and conclusive and shall be binding upon the Corporation and all holders of its shares, past, present and future, and shares of the Corporation are issued and sold on the condition and understanding that any and all such determinations shall be binding as aforesaid.

            ARTICLE VI - LIMITATION OF LIABILITY AND INDEMNIFICATION

                  1. To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers of a corporation, no present or former director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages.

                                      -9-

                  2. The Corporation shall have the power, to the maximum extent permitted by Maryland law in effect from time to time, to obligate itself to indemnify, and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to, (a) any individual who is a present or former director or officer of the Corporation or (b) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or any other enterprise from and against any claim or liability to which such person may become subject or which such person may incur by reason of his status as a present or former director or officer of the
Corporation. The Corporation shall have the power, with the approval of the
Board of Directors, to provide such indemnification and advancement of expenses to a person who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation.

                  3. The provisions of this Article VI shall be subject to the limitations of the Investment Company Act.

                  4. Neither the amendment nor repeal of this Article VI, nor the adoption or amendment of any other provision of the Charter or Bylaws inconsistent with this Article VI, shall apply to or affect in any respect the applicability of the preceding sections of this Article VI with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

                            ARTICLE VII - AMENDMENTS

                  The Corporation reserves the right to amend, alter, change or repeal any provision contained in its Charter in the manner now or hereafter prescribed by the laws of the State of Maryland, including any amendment which alters the contract rights, as expressly set forth in the Charter, of any outstanding stock, and all rights conferred upon stockholders herein are granted subject to this reservation.

                  THIRD: The amendment and restatement of the Charter as
hereinabove set forth have been duly advised by the Board of Directors and approved by the stockholders of the Corporation as required by law.

                  FOURTH: The current address of the principal office of the
Corporation is as set forth in Article III of the foregoing amendment and restatement of the Charter.

                  FIFTH: The name and address of the Corporation's current
resident agent is as set forth in Article III of the foregoing amendment and restatement of the Charter.

                  SIXTH: The number of directors of the Corporation and the
names of those currently in office are as set forth in Article V of the foregoing amendment and restatement of the Charter.

                                      -10-

                  SEVENTH: The total number of shares of stock which the
Corporation had authority to issue immediately prior to this amendment and restatement was 100,000 shares of Common Stock, $.001 par value per share. The aggregate par value of all shares of stock having par value was $100.

                  EIGHTH: The total number of shares of stock which the
Corporation has authority to issue pursuant to the foregoing amendment and restatement of the charter is 12,500,000,000 shares of Common Stock, $.0001 par value per share. The aggregate par value of all authorized shares of stock having par value is $1,250,000.

                  The undersigned President acknowledges these Articles of
Amendment and Restatement to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned
President acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

                            [SIGNATURE PAGE FOLLOWS]

                                      -11-

                  IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment and Restatement to be signed in its name and on its behalf by its
President and attested to by its Secretary on this 24th day of July, 2007.

ATTEST:                                     TDAX FUNDS, INC.

/s/ David W. Jaffin                         By:/s/ David Kelley          (SEAL)
--------------------------------------         --------------------------

Secretary                                      President

                                      -12-

                                                                     Exhibit (b)

                                TDAX FUNDS, INC.

                           AMENDED AND RESTATED BYLAWS

                                    ARTICLE I
                                     OFFICES

         SECTION 1. Principal Office. The principal office of the Corporation in the State of Maryland shall be located at such place as the Board of Directors may designate.

         SECTION 2. Additional Offices. The Corporation may have additional offices, including a principal executive office, at such places as the Board of
Directors may from time to time determine or the business of the Corporation may require.

                                   ARTICLE II
                            MEETINGS OF STOCKHOLDERS

         SECTION 1. Place. Subject to Section 3(b)(4) of this Article 2, all meetings of stockholders shall be held at the principal executive office of the
Corporation or at such other place as shall be set by the Board of Directors and stated in the notice of the meeting.

         SECTION 2. Annual Meeting. The Corporation shall not be required to hold an annual meeting of stockholders in any year in which the election of directors is not required to be acted upon under the Investment Company Act of
1940, as amended (the "1940 Act"). In the event that the Corporation is required to hold a meeting of stockholders to elect directors under the 1940 Act, such meeting shall be designated the annual meeting of stockholders for that year and shall be held on a date and at the time set by the Board of Directors in accordance with the Maryland General Corporation Law (the "MGCL"). An annual meeting of stockholders called for any other reason shall be held on a date and at the time during the month of October set by the Board of Directors.

         SECTION 3. Special Meetings.

             (a) General. The chairman of the board, president, chief executive officer or Board of Directors may call a special meeting of the stockholders.
Subject to subsection (b) of this Section 3, a special meeting of stockholders shall also be called by the secretary of the Corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

             (b) Stockholder Requested Special Meetings.

                  (1) Any stockholder of record seeking to have stockholders request a special meeting shall, by sending written notice to the secretary (the
"Record Date Request

Notice") by registered mail, return receipt requested, request the Board of
Directors to fix a record date to determine the stockholders entitled to request a special meeting (the "Request Record Date"). The Record Date Request Notice
shall set forth the purpose of the meeting and the matters proposed to be acted on at it, shall be signed by one or more stockholders of record as of the date of signature (or their agents duly authorized in a writing accompanying the
Record Date Request Notice), shall bear the date of signature of each such stockholder (or such agent) and shall set forth all information relating to each such stockholder that must be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved), or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Securities Exchange Act of 1934, as amended
(the "Exchange Act"). Upon receiving the Record Date Request Notice, the secretary shall send the Record Date Request Notice promptly to the Board of
Directors and the Board of Directors may fix a Request Record Date. The Request
Record Date shall not precede and shall not be more than ten days after the close of business on the date on which the resolution fixing the Request Record
Date is adopted by the Board of Directors. If the Board of Directors, within ten days after the date on which a valid Record Date Request Notice is received, fails to adopt a resolution fixing the Request Record Date, the Request Record
Date shall be the close of business on the 20th day after the first date on which the Record Date Request Notice is received by the secretary.

                  (2) In order for any stockholder to request a special meeting, one or more written requests for a special meeting signed and notarized by stockholders of record (or their agents duly authorized in a writing accompanying the request) as of the Request Record Date entitled to cast not less than a majority (the "Special Meeting Percentage") of all of the votes entitled to be cast at such meeting (the "Special Meeting Request") shall be delivered to the secretary. In addition, the Special Meeting Request (a) shall set forth the purpose of the meeting and the matters proposed to be acted on at it (which shall be limited to those lawful matters set forth in the Record Date
Request Notice received by the secretary), (b) shall bear the date of signature of each such stockholder (or such agent) signing the Special Meeting Request,
(c) shall set forth the name and address, as they appear in the Corporation's books, of each stockholder signing such request (or on whose behalf the Special
Meeting Request is signed) and the class, series and number of all shares of stock of the Corporation which are owned by each such stockholder, and the nominee holder for, and number of, shares owned by such stockholder beneficially but not of record, (d) shall be sent to the secretary by registered mail, return receipt requested, and (e) shall be received by the secretary within 60 days after the Request Record Date. Any requesting stockholder (or agent duly authorized in a writing accompanying the revocation or the Special Meeting
Request) may revoke his, her or its request for a special meeting at any time by written revocation delivered to the secretary.

                  (3) The secretary shall inform the requesting stockholders of the reasonably estimated cost of preparing and mailing the notice of meeting
(including the Corporation's proxy materials). The secretary shall not be required to call a special meeting upon stockholder request and such meeting shall not be held unless, in addition to the documents required by paragraph (2)
of this Section 3(b), the secretary receives payment of such reasonably estimated cost prior to the mailing of any notice of the meeting.

                                      -2-

                  (4) Except as provided in the next sentence, any special
meeting shall be held at such place, date and time as may be designated by the
Board of Directors. In the case of any special meeting called by the secretary upon the request of stockholders (a "Stockholder Requested Meeting"), such meeting shall be held at such place, date and time as may be designated by the
Board of Directors; provided, however, that the date of any Stockholder
Requested Meeting shall be not more than 90 days after the record date for such meeting (the "Meeting Record Date"); and provided further that if the Board of
Directors fails to designate, within ten days after the date that a valid
Special Meeting Request is actually received by the secretary (the "Delivery
Date"), a date and time for a Stockholder Requested Meeting, then such meeting shall be held at 2:00 p.m. local time on the 90th day after the Meeting Record
Date or, if such 90th day is not a Business Day (as defined below), on the first preceding Business Day; and provided further that in the event that the Board of
Directors fails to designate a place for a Stockholder Requested Meeting within ten days after the Delivery Date, then such meeting shall be held at the principal executive office of the Corporation. In fixing a date for any special meeting, the Board of Directors may consider such factors as it deems relevant within the good faith exercise of business judgment, including, without limitation, the nature of the matters to be considered, the facts and circumstances surrounding any request for the meeting and any plan of the Board of Directors to call an annual meeting or a special meeting. In the case of any
Stockholder Requested Meeting, if the Board of Directors fails to fix a Meeting
Record Date that is a date within 30 days after the Delivery Date, then the close of business on the 30th day after the Delivery Date shall be the Meeting
Record Date. The Board of Directors may revoke the notice for any Stockholder
Requested Meeting in the event that the requesting stockholders fail to comply with the provisions of paragraph (3) of this Section 3(b).

                  (5) If written revocations of requests for the special meeting have been delivered to the secretary and the result is that stockholders of record (or their agents duly authorized in writing), as of the Request Record
Date, entitled to cast less than the Special Meeting Percentage have delivered requests for a special meeting to the secretary, and such requests have not been revoked, the secretary shall: (i) if the notice of meeting has not already been mailed, refrain from mailing the notice of the meeting and send to all requesting stockholders who have not revoked such requests written notice of any revocation of a request for the special meeting, or (ii) if the notice of meeting has been mailed and if the secretary first sends to all requesting stockholders who have not revoked requests for a special meeting written notice of any revocation of a request for the special meeting and written notice of the secretary's intention to revoke the notice of the meeting, revoke the notice of the meeting at any time before ten days before the commencement of the meeting.
Any request for a special meeting received after a revocation by the secretary of a notice of a meeting shall be considered a request for a new special meeting.

                  (6) The Board of Directors may appoint independent inspectors of elections to act as the agent of the Corporation for the purpose of promptly performing a ministerial review of the validity of any purported Special Meeting
Request received by the secretary. The report of the inspector or inspectors shall be prima facie evidence of the validity

                                      -3-

or invalidity of the Special Meeting Request. For the purpose of permitting the inspectors to perform such review, no such purported request shall be deemed to have been delivered to the secretary until the earlier of (i) five Business Days after receipt by the secretary of such purported request and (ii) such date as the independent inspectors certify to the Corporation that the valid requests received by the secretary represent at least the Special Meeting Percentage.
Nothing contained in this paragraph (6) shall in any way be construed to suggest or imply that the Corporation or any stockholder shall not be entitled to contest the validity of any request, whether during or after such five Business
Day period, or to take any other action (including, without limitation, the commencement, prosecution or defense of any litigation with respect thereto, and the seeking of injunctive relief in such litigation).

                  (7) For purposes of these Bylaws, "Business Day" shall mean any day that the New York Stock Exchange is open for trading.

         SECTION 4. Notice. Not less than ten nor more than 90 days before each meeting of stockholders, the secretary shall give to each stockholder entitled to vote at such meeting and to each stockholder not entitled to vote who is entitled to notice of the meeting written or printed notice stating the time and place of the meeting and, in the case of a special meeting or as otherwise may be required by any statute, the purpose or purposes for which the meeting is called, either by mail, by presenting it to such stockholder personally, by leaving it at the stockholder's residence or usual place of business, by overnight delivery service, by transmitting the notice by electronic mail or any other electronic means or by any other means permitted by Maryland law. If mailed, such notice shall be deemed to be given when deposited in the United
States mail addressed to the stockholder at the stockholder's address as it appears on the records of the Corporation, with postage thereon prepaid.

         Subject to Section 11(a) of this Article II, any business of the
Corporation may be transacted at an annual meeting of stockholders without being specifically designated in the notice, except such business as is required by any statute to be stated in such notice. No business shall be transacted at a special meeting of stockholders except as specifically designated in the notice.

         SECTION 5. Organization and Conduct. Every meeting of stockholders shall be conducted by an individual appointed by the Board of Directors to be chairman of the meeting or, in the absence of such appointment, by the chairman of the board or, in the case of a vacancy in the office or absence of the chairman of the board, by one of the following officers present at the meeting:
the vice chairman of the board, if there be one, the president, the vice presidents in their order of rank and seniority, the secretary, the treasurer, or, in the absence of such officers, a chairman chosen by the stockholders by the vote of a majority of the votes cast by stockholders present in person or by proxy. The secretary or, in the secretary's absence, an assistant secretary, or in the absence of both the secretary and assistant secretaries, an individual appointed by the Board of Directors or, in the absence of such appointment, an individual appointed by the chairman of the meeting shall act as secretary. In the event that the secretary presides at a meeting of the stockholders, an assistant secretary, or in the absence of assistant secretaries, an

                                      -4-

individual appointed by the Board of Directors or the chairman of the meeting, shall record the minutes of the meeting. The order of business and all other matters of procedure at any meeting of stockholders shall be determined by the chairman of the meeting. The chairman of the meeting may prescribe such rules, regulations and procedures and take such action as, in the discretion of such chairman, are appropriate for the proper conduct of the meeting, including, without limitation, (a) restricting admission to the time set for the commencement of the meeting; (b) limiting attendance at the meeting to stockholders of record of the Corporation, their duly authorized proxies and other such individuals as the chairman of the meeting may determine; (c)
limiting participation at the meeting on any matter to stockholders of record of the Corporation entitled to vote on such matter, their duly authorized proxies or other such individuals as the chairman of the meeting may determine; (d)
limiting the time allotted to questions or comments by participants; (e)
determining when the polls should be opened and closed; (f) maintaining order and security at the meeting; (g) removing any stockholder or any other individual who refuses to comply with meeting procedures, rules or guidelines as set forth by the chairman of the meeting; and (h) concluding the meeting or recessing or adjourning the meeting to a later date and time and at a place announced at the meeting. Unless otherwise determined by the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

         SECTION 6. Quorum. At any meeting of stockholders, the presence in person or by proxy of stockholders entitled to cast one-third of all the votes entitled to be cast at such meeting shall constitute a quorum, except with respect to any matter which, under the 1940 Act or other applicable statutes or regulations or the charter of the Corporation, requires approval by a separate vote of one or more classes of stock, in which case the presence in person or by proxy of the holders of one-third of the shares of stock of each class required to vote as a class on the matter shall constitute a quorum. This section shall not affect any requirement under any statute or the charter of the Corporation for the vote necessary for the adoption of any measure. If, however, such quorum shall not be present at any meeting of the stockholders, the chairman of the meeting shall have the power to adjourn the meeting from time to time to a date not more than 120 days after the original record date without notice other than announcement at the meeting. At such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally notified.

         The stockholders present either in person or by proxy, at a meeting which has been duly called and convened, may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

         SECTION 7. Voting. When a quorum is present at any meeting, the affirmative vote of a majority of the votes cast, or, with respect to any matter requiring a class vote, the affirmative vote of a majority of the votes cast of each class entitled to vote as a class on the matter, shall decide any matter properly brought before such meeting (except that directors may be elected by the affirmative vote of a plurality of the votes cast), unless a different vote is required under the 1940 Act or other applicable statutes or regulations or the charter of the Corporation. Each share may be voted for as many individuals as there are directors to be elected and for whose election

                                      -5-

the share is entitled to be voted. Unless otherwise provided in the charter, each outstanding share, regardless of class, shall be entitled to one vote on each matter submitted to a vote at a meeting of stockholders.

         SECTION 8. Proxies. A stockholder may cast the votes entitled to be cast by the shares of stock owned of record by the stockholder in person or by proxy executed by the stockholder or by the stockholder's duly authorized agent in any manner permitted by law. Such proxy or evidence of authorization of such proxy shall be filed with the secretary of the Corporation before or at the meeting. No proxy shall be valid more than eleven months after its date unless otherwise provided in the proxy.

         SECTION 9. Voting of Stock by Certain Holders. Stock of the Corporation
registered in the name of a corporation, partnership, trust or other entity, if entitled to be voted, may be voted by the president or a vice president, a general partner or trustee thereof, as the case may be, or a proxy appointed by any of the foregoing individuals, unless some other person who has been appointed to vote such stock pursuant to a bylaw or a resolution of the governing body of such corporation or other entity or agreement of the partners of a partnership presents a certified copy of such bylaw, resolution or agreement, in which case such person may vote such stock. Any director or other fiduciary may vote stock registered in his or her name as such fiduciary, either in person or by proxy.

         Shares of stock of the Corporation directly or indirectly owned by it shall not be voted at any meeting and shall not be counted in determining the total number of outstanding shares entitled to be voted at any given time, unless they are held by it in a fiduciary capacity, in which case they may be voted and shall be counted in determining the total number of outstanding shares at any given time.

         The Board of Directors may adopt by resolution a procedure by which a stockholder may certify in writing to the Corporation that any shares of stock registered in the name of the stockholder are held for the account of a specified person other than the stockholder. The resolution shall set forth the class of stockholders who may make the certification, the purpose for which the certification may be made, the form of certification and the information to be contained in it; if the certification is with respect to a record date or closing of the stock transfer books, the time after the record date or closing of the stock transfer books within which the certification must be received by the Corporation; and any other provisions with respect to the procedure which the Board of Directors considers necessary or desirable. On receipt of such certification, the person specified in the certification shall be regarded as, for the purposes set forth in the certification, the stockholder of record of the specified stock in place of the stockholder who makes the certification.

         SECTION 10. Inspectors. The Board of Directors, in advance of any meeting, may, but need not, appoint one or more individual inspectors or one or more entities that designate individuals as inspectors to act at the meeting or any adjournment thereof. If an inspector or inspectors are not appointed, the person presiding at the meeting may, but need not, appoint one

                                      -6-

or more inspectors. In case any person who may be appointed as an inspector fails to appear or act, the vacancy may be filled by appointment made by the
Board of Directors in advance of the meeting or at the meeting by the chairman of the meeting. The inspectors, if any, shall determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots or consents, and determine the result, and do such acts as are proper to conduct the election or vote with fairness to all stockholders. Each such report shall be in writing and signed by him or her or by a majority of them if there is more than one inspector acting at such meeting. If there is more than one inspector, the report of a majority shall be the report of the inspectors. The report of the inspector or inspectors on the number of shares represented at the meeting and the results of the voting shall be prima facie evidence thereof.

         SECTION 11. Advance Notice of Stockholder Nominees for Director and
Other Stockholder Proposals.

             (a) Annual Meetings of Stockholders.

                  (1) Nominations of individuals for election to the Board of
Directors and the proposal of other business to be considered by the stockholders may be made at an annual meeting of stockholders (i) pursuant to the Corporation's notice of meeting, (ii) by or at the direction of the Board of
Directors, or (iii) by any stockholder of the Corporation who was a stockholder of record both at the time of giving of notice by the stockholder as provided for in this Section 11(a) and at the time of the annual meeting, who is entitled to vote at the meeting and who has complied with this Section 11(a).

                  (2) For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of paragraph
(a)(1) of this Section 11, the stockholder must have given timely notice thereof in writing to the secretary of the Corporation and such other business must otherwise be a proper matter for action by the stockholders. In any year in which an annual meeting is to be held, to be timely, a stockholder's notice shall set forth all information required under this Section 11 and shall be delivered to the secretary at the principal executive office of the Corporation not earlier than the 150th day prior to the anniversary of the date of mailing of the notice for the preceding annual meeting nor later than 5:00 p.m., Eastern
Time, on the 120th day prior to the anniversary of the date of mailing of the notice for the preceding annual meeting; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the anniversary of the date of the preceding annual meeting or in the event that no annual meeting has previously been held, notice by the stockholder to be timely must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. The public announcement of a postponement or adjournment of an annual meeting shall not commence a new time period for

                                      -7-

the giving of a stockholder's notice as described above. Such stockholder's notice shall set forth (i) as to each individual whom the stockholder proposes to nominate for election or reelection as a director, (A) the name, age, business address and residence address of such individual, (B) the class, series and number of any shares of stock of the Corporation that are beneficially owned by such individual, (C) the date such shares were acquired and the investment intent of such acquisition, (D) whether such stockholder believes any such individual is, or is not, an "interested person" of the Corporation, as defined in the 1940 Act and information regarding such individual that is sufficient, in the discretion of the Board of Directors or any committee thereof or any authorized officer of the Corporation, to make such determination and (E) all other information relating to such individual that is required to be disclosed in solicitations of proxies for election of directors in an election contest
(even if an election contest is not involved), or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange
Act and the rules thereunder (including such individual's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (ii) as to any other business that the stockholder proposes to bring before the meeting, a description of such business, the reasons for proposing such business at the meeting and any material interest in such business of such stockholder and any Stockholder Associated Person (as defined below), individually or in the aggregate, including any anticipated benefit to the stockholder and the Stockholder Associated Person therefrom; (iii) as to the stockholder giving the notice and any Stockholder Associated Person, the class, series and number of all shares of stock of the Corporation which are owned by such stockholder and by such Stockholder Associated Person, if any, and the nominee holder for, and number of, shares owned beneficially but not of record by such stockholder and by any such Stockholder Associated Person; (iv) as to the stockholder giving the notice and any Stockholder Associated Person covered by clauses (ii) or (iii) of this paragraph (2) of this Section 11(a), the name and address of such stockholder, as they appear on the Corporation's stock ledger and current name and address, if different, and of such Stockholder
Associated Person; and (v) to the extent known by the stockholder giving the notice, the name and address of any other stockholder supporting the nominee for election or reelection as a director or the proposal of other business on the date of such stockholder's notice.

                  (3) In any year an annual meeting of stockholders is to be held, notwithstanding anything in this subsection (a) of this Section 11 to the contrary, in the event that the number of directors to be elected to the Board of Directors is increased and there is no public announcement of such action at least 130 days prior to the anniversary of the date of mailing of the notice of the preceding annual meeting, a stockholder's notice required by this Section
11(a) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the secretary at the principal executive office of the Corporation not later than
5:00 p.m., Eastern Time, on the tenth day following the day on which such public announcement is first made by the Corporation.

                  (4) For purposes of this Section 11, "Stockholder Associated
Person" of any stockholder shall mean (i) any person controlling, directly or indirectly, or acting in concert with, such stockholder, (ii) any beneficial owner of shares of stock of the Corporation

                                      -8-

owned of record or beneficially by such stockholder and (iii) any person controlling, controlled by or under common control with such Stockholder
Associated Person.

             (b) Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation's notice of meeting. Nominations of individuals for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected (i) pursuant to the
Corporation's notice of meeting, (ii) by or at the direction of the Board of
Directors or (iii) provided that the Board of Directors has determined that directors shall be elected at such special meeting, by any stockholder of the
Corporation who is a stockholder of record both at the time of giving of notice provided for in this Section 11 and at the time of the special meeting, who is entitled to vote at the meeting and who complied with the notice procedures set forth in this Section 11. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more individuals to the Board of Directors, any such stockholder may nominate an individual or individuals (as the case may be) for election as a director as specified in the Corporation's notice of meeting, if the stockholder's notice required by paragraph (2) of this
Section 11(a) shall be delivered to the secretary at the principal executive office of the Corporation not earlier than the 150th day prior to such special meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. The public announcement of a postponement or adjournment of a special meeting shall not commence a new time period for the giving of a stockholder's notice as described above.

             (c) General.

                  (1) Upon written request by the secretary or the Board of
Directors or any committee thereof, any stockholder proposing a nominee for election as a director or any proposal for other business at a meeting of stockholders shall provide, within five Business Days of delivery of such request (or such other period as may be specified in such request), written verification, satisfactory, in the discretion of the Board of Directors or any committee thereof or any authorized officer of the Corporation, to demonstrate the accuracy of any information submitted by the stockholder pursuant to this
Section 11. If a stockholder fails to provide such written verification within such period, the information as to which written verification was requested may be deemed not to have been provided in accordance with this Section 11.

                  (2) Only such individuals who are nominated in accordance with this Section 11 shall be eligible for election by stockholders as directors, and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with this Section 11. The chairman of the meeting shall have the power to determine whether a nomination or any other business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with this Section 11.

                                      -9-

                  (3) For purposes of this Section 11, (a) the "date of mailing of the notice" shall mean the date of the proxy statement for the solicitation of proxies for election of directors and (b) "public announcement" shall mean disclosure (i) in a press release reported by the Dow Jones News Service,
Associated Press, Business Wire, PR Newswire or comparable news service, (ii) in a document publicly filed by the Corporation with the Securities and Exchange
Commission pursuant to the Exchange Act or the 1940 Act or (iii) in a document posted on the Corporation's website.

                  (4) Notwithstanding the foregoing provisions of this Section
11, a stockholder shall also comply with all applicable requirements of state law and of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 11. Nothing in this Section 11 shall be deemed to affect any right of a stockholder to request inclusion of a proposal in, nor the right of the Corporation to omit a proposal from, the
Corporation's proxy statement pursuant to Rule 14a-8 (or any successor provision) under the Exchange Act.

         SECTION 12. Voting by Ballot. Voting on any question or in any election may be viva voce unless the presiding officer shall order or any stockholder shall demand that voting be by ballot.

                                   ARTICLE III
                                    DIRECTORS

         SECTION 1. General Powers. The business and affairs of the Corporation shall be managed under the direction of its Board of Directors.

         SECTION 2. Number, Tenure and Qualifications. At any regular meeting or at any special meeting called for that purpose, a majority of the entire Board of Directors may establish, increase or decrease the number of directors, provided that the number thereof shall never be less than the minimum number required by the MGCL, nor more than ten, and further provided that the tenure of office of a director shall not be affected by any decrease in the number of directors. Any director may give notice to the Board of Directors at any time of his or her resignation therefrom. Such resignation shall be effective upon its receipt or at such later time specified therein.

         SECTION 3. Annual and Regular Meetings. A meeting of the Board of
Directors shall be held annually. The annual meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the Board of Directors. Regular meetings of the Board of
Directors shall be held from time to time at such places and times as provided by the Board of Directors by resolution, without notice other than such resolution.

         SECTION 4. Special Meetings. Special meetings of the Board of Directors may be called by or at the request of the chairman of the board, the chief executive officer, the president or by a majority of the directors then in office. The person or persons authorized to call special

                                      -10-

meetings of the Board of Directors may fix any place as the place for holding any special meeting of the Board of Directors called by them. The Board of
Directors may provide, by resolution, the time and place for the holding of special meetings of the Board of Directors without notice other than such resolution.

         SECTION 5. Emergency Meetings. Emergency meetings of the Board of
Directors may be called at any time by the chairman of the board, the president or three directors after notice by personal delivery or by email, telephone, facsimile transmission or courier to each director at his or her business or residence address. At least four hours' notice shall be given of all emergency meetings.

         SECTION 6. Notice. Notice of any special meeting of the Board of
Directors shall be delivered personally or by telephone, electronic mail, facsimile transmission, United States mail or courier to each director at his or her business or residence address. Except as otherwise provided in these Bylaws, notice by personal delivery, telephone, electronic mail or facsimile transmission shall be given at least 24 hours prior to the meeting. Notice by
United States mail shall be given at least three days prior to the meeting.
Notice by courier shall be given at least two days prior to the meeting.
Telephone notice shall be deemed to be given when the director or his or her agent is personally given such notice in a telephone call to which the director or his or her agent is a party. Electronic mail notice shall be deemed to be given upon transmission of the message to the electronic mail address given to the Corporation by the director. Facsimile transmission notice shall be deemed to be given upon completion of the transmission of the message to the number given to the Corporation by the director and receipt of a completed answer-back indicating receipt. Notice by United States mail shall be deemed to be given when deposited in the United States mail properly addressed, with postage thereon prepaid. Notice by courier shall be deemed to be given when deposited with or delivered to a courier properly addressed. Neither the business to be transacted at, nor the purpose of, any annual, regular or special meeting of the
Board of Directors need be stated in the notice, unless specifically required by statute or these Bylaws.

         SECTION 7. Quorum. A majority of the directors shall constitute a quorum for transaction of business at any meeting of the Board of Directors, provided that, if less than a majority of such directors are present at said meeting, a majority of the directors present may adjourn the meeting from time to time without further notice, and provided further that if, pursuant to applicable law, the charter of the Corporation or these Bylaws, the vote of a majority of a particular group of directors is required for action, a quorum must also include a majority of such group.

         The directors present at a meeting which has been duly called and convened may continue to transact business until adjournment, notwithstanding the withdrawal of enough directors to leave less than a quorum.

         SECTION 8. Voting. The action of the majority of the directors present at a meeting at which a quorum is present shall be the action of the Board of
Directors, unless the concurrence

                                      -11-

of a greater proportion is required for such action by applicable law, the charter or these Bylaws. If enough directors have withdrawn from a meeting to leave less than a quorum but the meeting is not adjourned, the action of the majority of that number of directors necessary to constitute a quorum at such meeting shall be the action of the Board of Directors, unless the concurrence of a greater proportion is required for such action by applicable law, the charter or these Bylaws.

         SECTION 9. Organization. At each meeting of the Board of Directors, the chairman of the board or, in the absence of the chairman, the vice chairman of the board, if any, shall act as chairman of the meeting. In the absence of both the chairman and vice chairman of the board, the chief executive officer or in the absence of the chief executive officer, the president or in the absence of the president, a director chosen by a majority of the directors present, shall act as chairman of the meeting. The secretary or, in his or her absence, an assistant secretary of the Corporation, or in the absence of the secretary and all assistant secretaries, a person appointed by the chairman of the meeting, shall act as secretary of the meeting.

         SECTION 10. Telephone Meetings. Directors may participate in a meeting by means of a conference telephone or similar communications equipment if all persons participating in the meeting can hear each other at the same time.
Participation in a meeting by these means shall constitute presence in person at the meeting.

         SECTION 11. Written Consent by Directors. Any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting, if a consent to such action is given in writing or by electronic transmission by each director and is filed with the minutes of proceedings of the Board of Directors.

         SECTION 12. Vacancies. If for any reason any or all the directors cease to be directors, such event shall not terminate the Corporation or affect these
Bylaws or the powers of the remaining directors hereunder, if any. Pursuant to the Corporation's election in Article V of the charter, except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, (a) any vacancy on the Board of Directors may be filled only by a majority of the remaining directors, even if the remaining directors do not constitute a quorum and (b) any director elected to fill a vacancy shall serve for the remainder of the full term of the class in which the vacancy occurred and until a successor is elected and qualifies.

         SECTION 13. Compensation. Directors shall not receive any stated salary for their services as directors but, by resolution of the Board of Directors, may receive compensation per year and/or per meeting by the Corporation and for any service or activity they performed or engaged in as directors. Directors may be reimbursed for expenses of attendance, if any, at each annual, regular or special meeting of the Board of Directors or of any committee thereof and for their expenses, if any, in connection with each property visit and any other service or activity they performed or engaged in as directors; but nothing herein contained shall be construed to preclude any directors from serving the
Corporation in any other capacity and receiving compensation therefor.

                                      -12-

         SECTION 14. Loss of Deposits. No director shall be liable for any loss which may occur by reason of the failure of the bank, trust company, savings and loan association, or other institution with whom moneys or stock have been deposited.

         SECTION 15. Surety Bonds. Unless required by law, no director shall be obligated to give any bond or surety or other security for the performance of any of his or her duties.

         SECTION 16. Reliance. Each director, officer, employee and agent of the
Corporation shall, in the performance of his or her duties with respect to the
Corporation, be fully justified and protected with regard to any act or failure to act in reliance in good faith upon the books of account or other records of the Corporation, upon an opinion of counsel or upon reports made to the
Corporation by any of its officers or employees or by the adviser, accountants, appraisers or other experts or consultants selected by the Board of Directors or officers of the Corporation, regardless of whether such counsel or expert may also be a director.

                                   ARTICLE IV
                                   COMMITTEES

         SECTION 1. Number, Tenure and Qualifications. The Board of Directors
may appoint from among its members an Executive Committee, an Audit Committee, a
Nominating Committee and other committees, composed of one or more directors, to serve at the pleasure of the Board of Directors. Any director may give notice to the Board of Directors at any time of his or her resignation from any committee on which he or she serves.

         SECTION 2. Powers. The Board of Directors may delegate to committees appointed under Section 1 of this Article any of the powers of the Board of
Directors, except as prohibited by law.

         SECTION 3. Meetings. Notice of committee meetings shall be given in the same manner as notice for special meetings of the Board of Directors. A majority of the members of the committee shall constitute a quorum for the transaction of business at any meeting of the committee. The act of a majority of the committee members present at a meeting shall be the act of such committee. The Board of
Directors may designate a chairman of any committee, and such chairman or, in the absence of a chairman, any two members of any committee (if there are at least two members of the Committee) may fix the time and place of its meeting unless the Board shall otherwise provide. In the absence of any member of any such committee, the members thereof present at any meeting, whether or not they constitute a quorum, may appoint another director to act in the place of such absent member. Each committee shall keep minutes of its proceedings.

         SECTION 4. Telephone Meetings. Members of a committee of the Board of
Directors may participate in a meeting by means of a conference telephone or similar communications equipment if all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means shall constitute presence in person at the meeting.

                                      -13-

         SECTION 5. Written Consent by Committees. Any action required or permitted to be taken at any meeting of a committee of the Board of Directors may be taken without a meeting, if a consent to such action in writing or by electronic transmission is given by each member of the committee and filed with the minutes of proceedings of such committee.

         SECTION 6. Vacancies. Subject to the provisions hereof, the Board of
Directors shall have the power at any time to change the membership of any committee, to fill all vacancies, to designate alternate members to replace any absent or disqualified member or to dissolve any such committee. Subject to the power of the Board of Directors, the members of a committee shall have the power to fill any vacancies on such committee.

                                    ARTICLE V
                       CHAIRMAN OF THE BOARD OF DIRECTORS
                                  AND OFFICERS

         SECTION 1. General Provisions. The officers of the Corporation shall include a president, a secretary and a treasurer and may include a chief executive officer, one or more vice presidents, a chief operating officer, a chief financial officer, one or more assistant secretaries and one or more assistant treasurers. In addition, the Board of Directors may from time to time elect such other officers with such powers and duties as it shall deem necessary or desirable. The officers of the Corporation shall be elected annually by the
Board of Directors, except that the chief executive officer or president may from time to time appoint one or more vice presidents, assistant secretaries, assistant treasurers or other officers. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, or his or her resignation or removal in the manner hereinafter provided. Any two or more offices except president and vice president may be held by the same person.
Election of an officer or agent shall not of itself create contract rights between the Corporation and such officer or agent.

         SECTION 2. Removal and Resignation. Any officer or agent of the
Corporation may be removed, with or without cause, by the Board of Directors if in its judgment the best interests of the Corporation would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Any officer of the Corporation may resign at any time by giving written notice of his or her resignation to the Board of Directors, the chairman of the board, the president or the secretary. Any resignation shall take effect immediately upon its receipt or at such later time specified in the notice of resignation. The acceptance of a resignation shall not be necessary to make it effective unless otherwise stated in the resignation. Such resignation shall be without prejudice to the contract rights, if any, of the Corporation.

         SECTION 3. Vacancies. A vacancy in any office may be filled by the
Board of Directors for the balance of the term.

                                      -14-

         SECTION 4. Chairman of the Board of Directors. The Board of Directors
shall designate a chairman of the Board of Directors, who shall not, solely by reason of such designation, be an officer of the Corporation. The chairman shall preside at all meetings of the stockholders and of the Board of the Directors at which he or she is present. The chairman shall have such other duties and powers as may be determined by the Board of Directors from time to time.

         SECTION 5. Chief Executive Officer. The Board of Directors may
designate a chief executive officer. The chief executive officer shall have general responsibility for implementation of the policies of the Corporation, as determined by the Board of Directors, and for the management of the business and affairs of the Corporation. He or she may execute any deed, mortgage, bond, contract or other instrument in the name of the Corporation, except in cases where the execution thereof shall be expressly delegated by the Board of
Directors or by these Bylaws to some other officer or agent of the Corporation or shall be required by law to be otherwise executed; and in general shall perform all duties incident to the office of chief executive officer and such other duties as may be prescribed by the Board of Directors from time to time.

         SECTION 6. Chief Operating Officer. The Board of Directors may
designate a chief operating officer. The chief operating officer shall have the responsibilities and duties as set forth by the Board of Directors or the chief executive officer.

         SECTION 7. Chief Financial Officer. The Board of Directors may
designate a chief financial officer. The chief financial officer shall have the responsibilities and duties as set forth by the Board of Directors or the chief executive officer.

         SECTION 8. President. In the absence of the designation of a chief executive officer by the Board of Directors, the president shall be the chief executive officer. He or she may execute any deed, mortgage, bond, contract or other instrument, except in cases where the execution thereof shall be expressly delegated by the Board of Directors or by these Bylaws to some other officer or agent of the Corporation or shall be required by law to be otherwise executed;
and in general shall perform all duties incident to the office of president and such other duties as may be prescribed by the Board of Directors from time to time.

         SECTION 9. Vice Presidents. In the absence of the president or in the event of a vacancy in such office, the vice president (or in the event there be more than one vice president, the vice presidents in the order designated at the time of their election or, in the absence of any designation, then in the order of their election) shall perform the duties of the president and when so acting shall have all the powers of and be subject to all the restrictions upon the president; and shall perform such other duties as from time to time may be assigned to such vice president by the president, the chief executive officer or the Board of Directors. The Board of Directors may designate one or more vice presidents as executive vice president, senior vice president or as vice president for particular areas of responsibility.

                                      -15-

         SECTION 10. Secretary. The secretary shall (a) keep the minutes of the proceedings of the stockholders, the Board of Directors and committees of the
Board of Directors in one or more books provided for that purpose; (b) see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law; (c) be custodian of the corporate records and of the seal of the Corporation; (d) keep a register of the post office address of each stockholder, which shall be furnished to the secretary by such stockholder; (e)
have general charge of the stock transfer books of the Corporation; and (f) in general perform such other duties as from time to time may be assigned to him or her by the chief executive officer, the president or by the Board of Directors.

         SECTION 11. Treasurer. The treasurer shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. In the absence of a designation of a chief financial officer by the Board of Directors, the treasurer shall be the chief financial officer of the Corporation.

                  The treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the president and Board of Directors, at the regular meetings of the Board of Directors or whenever it may so require, an account of all his or her transactions as treasurer and of the financial condition of the Corporation.

                  If required by the Board of Directors, the treasurer shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his or her office and for the restoration to the Corporation, in case of his or her death, resignation, retirement or removal from office, of all books, papers, vouchers, moneys and other property of whatever kind in his or her possession or under his or her control belonging to the Corporation.

         SECTION 12. Assistant Secretaries and Assistant Treasurers. The
assistant secretaries and assistant treasurers, in general, shall perform such duties as shall be assigned to them by the secretary or treasurer, respectively, or by the president or the Board of Directors. The assistant treasurers shall, if required by the Board of Directors, give bonds for the faithful performance of their duties in such sums and with such surety or sureties as shall be satisfactory to the Board of Directors.

         SECTION 13. Salaries. The salaries and other compensation of the officers shall be fixed from time to time by the Board of Directors and no officer shall be prevented from receiving such salary or other compensation by reason of the fact that he or she is also a director.

                                      -16-

                                   ARTICLE VI
                      CONTRACTS, LOANS, CHECKS AND DEPOSITS

         SECTION 1. Contracts. The Board of Directors, the Executive Committee
or another committee of the Board of Directors within the scope of its delegated authority, may authorize any officer or agent to enter into any contract or to execute and deliver any instrument in the name of and on behalf of the
Corporation and such authority may be general or confined to specific instances.
Any agreement, deed, mortgage, lease or other document shall be valid and binding upon the Corporation when authorized or ratified by action of the Board of Directors or the Executive Committee or such other committee and executed by an authorized person.

         SECTION 2. Checks and Drafts. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation shall be signed by such officer or agent of the
Corporation in such manner as shall from time to time be determined by the Board of Directors.

         SECTION 3. Deposits. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositories as the Board of Directors may designate.

                                   ARTICLE VII
                                      STOCK

         SECTION 1. Certificates. Except as may be otherwise provided by the
Board of Directors, stockholders of the Corporation are not entitled to certificates representing the shares of stock held by them. In the event that the Corporation issues shares of stock represented by certificates, such certificates shall be signed by the officers of the Corporation in the manner permitted by the MGCL and contain the statements and information required by the
MGCL. In the event that the Corporation issues shares of stock without certificates, to the extent required by the MGCL, the Corporation shall provide to record holders of such shares a written statement of the information required by the MGCL to be included on stock certificates.

         SECTION 2. Holders of Record. The Corporation shall be entitled to treat the holder of record of any share of stock as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Maryland.

         SECTION 3. Replacement Certificate. Subject to Section 1 hereof, the president, treasurer, secretary or any other officer designated by the Board of
Directors may direct a new certificate to be issued in place of any certificate previously issued by the Corporation alleged to have been lost, stolen or destroyed upon the making of an affidavit of that fact by the person claiming the certificate to be lost, stolen or destroyed. When authorizing the issuance of a new certificate, an officer designated by the Board of Directors may, in his or her discretion and as a

                                      -17-

condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or the owner's legal representative to advertise the same in such manner as he or she shall require and/or to give bond, with sufficient surety, to the Corporation to indemnify it against any loss or claim which may arise as a result of the issuance of a new certificate.

         SECTION 4. Closing of Transfer Books or Fixing of Record Date. The
Board of Directors may set, in advance, a record date for the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders or determining stockholders entitled to receive payment of any dividend or the allotment of any other rights, or in order to make a determination of stockholders for any other proper purpose. Such date, in any case, shall not be prior to the close of business on the day the record date is fixed and shall be not more than 90 days and, in the case of a meeting of stockholders, not less than ten days, before the date on which the meeting or particular action requiring such determination of stockholders of record is to be held or taken.

         In lieu of fixing a record date, the Board of Directors may provide that the stock transfer books shall be closed for a stated period but not longer than 20 days. If the stock transfer books are closed for the purpose of determining stockholders entitled to notice of or to vote at a meeting of stockholders, such books shall be closed for at least ten days before the date of such meeting.

         If no record date is fixed and the stock transfer books are not closed for the determination of stockholders, (a) the record date for the determination of stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day on which the notice of meeting is mailed or the 30th day before the meeting, whichever is the closer date to the meeting; and (b) the record date for the determination of stockholders entitled to receive payment of a dividend or an allotment of any other rights shall be the close of business on the day on which the resolution of the directors, declaring the dividend or allotment of rights, is adopted.

         When a determination of stockholders entitled to vote at any meeting of stockholders has been made as provided in this section, such determination shall apply to any adjournment thereof, except when (i) the determination has been made through the closing of the transfer books and the stated period of closing has expired, or (ii) the meeting is adjourned to a date more than 120 days after the record date fixed for the original meeting, in either of which case a new record date shall be determined as set forth herein.

         SECTION 5. Stock Ledger. The Corporation shall maintain at its principal office or at the office of its counsel, accountants or transfer agent, an original or duplicate share ledger containing the name and address of each stockholder and the number of shares of each class held by such stockholder.

         SECTION 6. Fractional Stock; Issuance of Units. The Board of Directors
may issue fractional stock or provide for the issuance of scrip, all on such terms and under such conditions

                                      -18-

as they may determine. Notwithstanding any other provision of the charter or these Bylaws, the Board of Directors may issue units consisting of different securities of the Corporation. Any security issued in a unit shall have the same characteristics as any identical securities issued by the Corporation, except that the Board of Directors may provide that for a specified period securities of the Corporation issued in such unit may be transferred on the books of the
Corporation only in such unit.

                                  ARTICLE VIII
                                 ACCOUNTING YEAR

         The Board of Directors shall have the power, from time to time, to fix the fiscal year of the Corporation by a duly adopted resolution.

                                   ARTICLE IX
                                  DISTRIBUTIONS

         SECTION 1. Authorization. Dividends and other distributions upon the stock of the Corporation may be authorized by the Board of Directors, subject to the provisions of law and the charter of the Corporation. Dividends and other distributions may be paid in cash, property or stock of the Corporation, subject to the provisions of law and the charter.

         SECTION 2. Contingencies. Before payment of any dividends or other distributions, there may be set aside out of any assets of the Corporation available for dividends or other distributions such sum or sums as the Board of
Directors may from time to time, in its absolute discretion, think proper as a reserve fund for contingencies, for equalizing dividends or other distributions, for repairing or maintaining any property of the Corporation or for such other purpose as the Board of Directors shall determine to be in the best interest of the Corporation, and the Board of Directors may modify or abolish any such reserve.

                                    ARTICLE X
                                      SEAL

         SECTION 1. Seal. The Board of Directors may authorize the adoption of a seal by the Corporation. The seal shall contain the name of the Corporation and the year of its incorporation and the words "Incorporated Maryland." The Board of Directors may authorize one or more duplicate seals and provide for the custody thereof.

         SECTION 2. Affixing Seal. Whenever the Corporation is permitted or required to affix its seal to a document, it shall be sufficient to meet the requirements of any law, rule or regulation relating to a seal to place the word
"(SEAL)" adjacent to the signature of the person authorized to execute the document on behalf of the Corporation.

                                   ARTICLE XI
                     INDEMNIFICATION AND ADVANCE OF EXPENSES

                                      -19-

         To the maximum extent permitted by Maryland law, in effect from time to time, the Corporation shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to
(a) any individual who is a present or former director or officer of the
Corporation and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity or (b) any individual who, while a director or officer of the Corporation and at the request of the
Corporation, serves or has served as a director, officer, partner or trustee of such corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity. The Corporation may, with the approval of its Board of Directors or any duly authorized committee thereof, provide such indemnification and advance for expenses to a person who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation. Any indemnification or advance of expenses made pursuant to this Article shall be subject to applicable requirements of the 1940 Act. The indemnification and payment of expenses provided in these Bylaws shall not be deemed exclusive of or limit in any way other rights to which any person seeking indemnification or payment of expenses may be or may become entitled under any bylaw, regulation, insurance, agreement or otherwise.

         Neither the amendment nor repeal of this Article, nor the adoption or amendment of any other provision of the Bylaws or charter of the Corporation inconsistent with this Article, shall apply to or affect in any respect the applicability of the preceding paragraph with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

                                   ARTICLE XII
                                WAIVER OF NOTICE

         Whenever any notice is required to be given pursuant to the charter of the Corporation or these Bylaws or pursuant to applicable law, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Neither the business to be transacted at, nor the purpose of, any meeting need be set forth in the waiver of notice, unless specifically required by statute. The attendance of any person at any meeting shall constitute a waiver of notice of such meeting, except where such person attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

                                  ARTICLE XIII
                              INSPECTION OF RECORDS

         A stockholder that is otherwise eligible under applicable law to inspect the Corporation's books of account, stock ledger, or other specified documents of the Corporation shall have no

                                      -20-

right to make such inspection if the Board of Directors determines that such stockholder has an improper purpose for requesting such inspection.

                                   ARTICLE XV
                               AMENDMENT OF BYLAWS

         The Board of Directors shall have the exclusive power, at any time, to adopt, alter or repeal any provision of these Bylaws and to make new Bylaws.

                                      -21-

                                                                  Exhibit (d)(1)

                          INVESTMENT ADVISORY AGREEMENT

         AGREEMENT, made as of this 24th day of July, 2007, between XShares
Advisors LLC (the "Advisor"), a Delaware limited liability company with a principal place of business at 420 Lexington Avenue, New York, NY 10170, and
TDAX Funds, Inc., a Maryland corporation (the "Company") with a principal place of business at 420 Lexington Avenue, New York, NY 10170.

         WHEREAS, the Advisor is registered as an investment adviser under the
Investment Advisers Act of 1940, as amended (the "Advisers Act");

         WHEREAS, the Company is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act")
and is authorized to issue shares in one or more series; and

         WHEREAS, the Company desires to retain the Advisor to serve as investment adviser to each of the Funds listed on Schedule A hereto, as such
Schedule A may be amended or supplemented from time to time by mutual agreement
(each, a "Fund" and collectively the "Funds") and the Advisor is willing to perform these services on the terms and conditions set forth in this Agreement.

         NOW THEREFORE, the parties hereto hereby agree as follows:

         1. The Company and Funds

         The Company is engaged in the business of investing and reinvesting its assets in securities of the type and in accordance with the limitations specified in its Articles of Incorporation, By-Laws and Registration Statement
filed with the Securities and Exchange Commission (the "Commission") under the
1940 Act and the Securities Act of 1933 (the "Securities Act"), including the prospectuses forming a part thereof and statements of additional information relating to the Funds contained therein, and as may be supplemented from time to time, all in such manner and to such extent as may from time to time be authorized by the Board of Directors of the Company (the "Board"). The Board is
authorized to approve the issuance by the Company of unissued shares in any number of additional classes or series. The Company has delivered copies of the documents listed in this Section to the Advisor and will from time to time furnish the Advisor with any amendments thereof.

         2. Appointment of the Advisor

         The Company hereby appoints the Advisor, subject to the direction and control of the Board, to manage the investment and reinvestment of the assets in the Funds and, without limiting the generality of the foregoing, to provide the other services specified in Section 3 hereof.

         The Advisor shall be deemed to be an independent contractor and shall, unless otherwise expressly provided for or authorized in this Agreement or another writing by the Company and

the Advisor, have no authority to act for or represent the Company in any way or otherwise be deemed an agent of the Company.

         3. Duties and Obligations of the Advisor

            (a) The Advisor will manage the investment operations and
composition of each Fund and render investment advice for each Fund. The Advisor shall make decisions with respect to all purchases and sales of securities and other investment assets of the Funds. The services provided by the Advisor shall include: (i) furnishing continuously an investment program for each Fund; (ii)
managing the investment and reinvestment of each Fund's assets; (iii)
determining which investments shall be purchased, held, sold or exchanged for each Fund and what portion, if any, of the assets of each Fund shall be held uninvested; (iv) making changes on behalf of the Company in the investments for each Fund; (v) vote proxies for the Company, file ownership reports under
Section 13 of the Securities Exchange Act of 1934 (the "1934 Act") and take other actions on behalf of the Funds as a shareholder of the underlying securities contained in the Funds' portfolios and (vi) rendering reports to the
Company's officers and the Board concerning the Advisor's discharge of the foregoing responsibilities. To carry out such duties and responsibilities, the
Advisor is hereby authorized, as agent and attorney-in-fact for the Company, for the account of, at the risk of and in the name of the Funds, to place orders and issue instructions for the Funds. In all purchases, sales and other transactions in securities for the Funds, the Advisor is authorized to exercise full discretion and act for the Funds in the same manner and with the same force and effect as the Funds might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

            (b) The Advisor will report to the Board at each regular meeting thereof all material changes in the investments in the Funds since the prior report, and will also keep the Board informed of important developments affecting the Company, the Funds and the Advisor, and on its own initiative will furnish the Board from time to time with such information as the Advisor may believe appropriate, whether concerning the individual companies whose securities are held by the Funds, the industries in which they engage, or the economic, social or political conditions prevailing in each country in which the
Funds maintain investments. The Advisor will also furnish the Board with such statistical and analytical information with respect to securities in the Funds as the Advisor may believe appropriate or as the Board reasonably may request.
The Advisor shall discharge all of its duties and responsibilities under this
Agreement subject to the supervision and control of the Board and will comply with the policies established from time to time by the Board as well as the limitations imposed by the Company's Articles of Incorporation, By-Laws and
Registration Statement under the 1940 Act and the Securities Act, the limitations in the 1940 Act and in the Internal Revenue Code of 1986, as
amended, the Company's compliance manual, the investment objectives, policies and restrictions of the Funds, and applicable laws and regulations.

            (c) The Advisor will from time to time employ or associate with such persons as the Advisor believes to be appropriate or necessary to assist in the execution of the Advisor's duties hereunder; provided, however, that the employment of or sub-contracting with any such person shall not relieve the
Advisor of its responsibilities or liabilities hereunder; and provided further that the Advisor shall not have the authority to subcontract advisory responsibilities

                                       2

without the consent of the Company. The cost of performance of such duties shall be borne and paid by the Advisor.

            (d) The Advisor shall maintain, or cause to be maintained records relating to portfolio transactions and the placing and allocation of brokerage orders as are required to be maintained by the Funds under the 1940 Act. The
Advisor shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Advisor pursuant to this Agreement required to be prepared and maintained by the Funds. The books and records pertaining to the Funds that are in the possession of the Advisor shall be the property of the Company. The Company, or the Company's authorized representatives, shall have access to such books and records at all times during the Advisor's normal business hours. Upon the reasonable request of the Company, copies of any such books and records shall be provided promptly by the Advisor to the Company or the Company's authorized representatives.

            (e) The Advisor will provide, or arrange for the provision of, transfer agency, custody, fund administration and accounting and all other non-distribution related services necessary for the Funds' operation, subject in each case to the approval of the Board. The Advisor will also provide supervisory personnel who will be responsible for supervising and monitoring the performance of the Company's service providers in connection with their duties.
Such personnel may be employees of the Advisor or employees of affiliates of the
Advisor or of other organizations. The Advisor will also administer the
Company's business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services and will permit its officers and employees to serve without compensation as officers, directors or employees of the Company.

         4. Delegation of Responsibilities

         The Advisor may carry out any of its obligations or responsibilities under this Agreement by engaging, subject to supervision by the Advisor, one or more Sub-Advisors who are registered as investment advisers pursuant to the
Advisers Act ("Sub-Advisor"). Each Sub-Advisor's engagement will be evidenced by a separate written agreement approved by the Board and, if required under the
1940 Act, by the shareholders of the Funds (unless the Commission or its staff has given authorization or issued an interpretation or no-action letter dispensing with the requirement of shareholder approval). The Advisor shall not be liable hereunder for any act or omission of any Sub-Advisor, except for failure to exercise good faith in the engagement of the Sub-Advisor and for failure to exercise appropriate supervision of such Sub-Advisor, and as may otherwise be agreed in writing. The Advisor shall be solely responsible for compensating any Sub-Advisor for services rendered under any sub-advisory agreement. The Advisor may, from time to time and at any time, terminate any
Sub-Advisor and reassume the responsibilities assigned to such Sub-Advisor with respect to the Funds or engage another Sub-Advisor without obtaining the approval of the shareholders of the Funds unless required by the federal securities laws.

                                       3

         5. Broker -Dealer Relationships

         In connection with the purchase and sale of securities for the Funds, the Advisor is responsible for broker-dealer selection and negotiation of brokerage commission rates. The Advisor's primary consideration in effecting a security transaction will be to obtain best price and execution. In selecting a broker-dealer to execute each particular transaction for the Funds the Advisor may take in consideration various factors including, but not limited to: the best price available; the reliability, integrity and financial condition of the broker-dealer; and the size and the difficulty in executing the order.
Accordingly, the price to the Funds in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board may from time to time determine, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of having caused the Funds to pay a broker or dealer that provides brokerage and research services to the Advisor an amount of commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Advisor with respect to the Funds and to other clients of the Advisor. The Advisor may delegate any of its duties and responsibilities as to the selection of broker-dealers to any Sub-Advisor appointed in accordance with the provisions of
Section 4 of this Agreement.

         6. Advisory Fees/Allocation of Expenses

            (a) For the services to be provided by the Advisor hereunder with respect to each Fund, the Company shall pay to the Advisor a unitary advisory fee at the rate set forth on Schedule A attached hereto. Schedule A shall be amended from time to time to reflect the addition and/or termination of any Fund as a Fund hereunder and to reflect any change in the advisory fees payable with respect to any Fund duly approved in accordance with Section 12(b) hereunder.
All fees payable hereunder shall be accrued daily and paid as soon as practical after the last day of each month.

            In any case of commencement or termination of this Agreement with respect to any Fund during any calendar month, the fee with respect to such Fund for that month shall be reduced proportionately based upon the number of calendar days during which it is in effect, and the fee shall be computed upon the average daily net assets of such Fund for the days during which it is in effect.

            (b) The Advisor shall pay its own expenses in connection with the services to be provided by it pursuant to this Agreement. In addition, the
Advisor shall be responsible for the compensation of officers or employees of the Company who are also officers or employees of the Advisor, except as may otherwise be determined by the Board. The Advisor agrees to pay all fees and expenses of any Sub-Advisor, and shall pay, or cause a Sub-Advisor to pay, all fees and expenses of any other Sub-Advisor, the Transfer-Agent, the
Administrator and Accounting Agent, and the Custodian engaged by the Advisor on behalf of the Company. The Company is responsible for the payment of all other expenses associated with its operation including, but not

                                       4

limited to, (i) brokerage and other expenses (such as stamp taxes) connected with the execution of portfolio transactions or in connection with creation and redemption transactions, (ii) taxes, (iii) interest on borrowings, (iv) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith, (v) compensation and expenses of the Directors of the Company who are not officers, directors, partners or employees of the Advisor, and Sub-Advisor, or their affiliates (the "Independent Directors") as well as the cost of
Directors' Meetings, (vi) compensation and expenses of counsel to the Fund and counsel to the Independent Directors, (vii) if approved by the Board, compensation and expenses of the Company's chief compliance officer and expenses associated with the Company's compliance program, (viii) fees and expenses of the Company's independent auditors, (ix) registration fees, expenses associated with compliance by the Fund with mandatory regulatory mandates including those relating to the development and distribution of its prospectus and shareholder reports, and extraordinary expenses, (x) distribution fees and expenses paid by the Company under any distribution plan adopted pursuant to Rule 12b-l under the
1940 Act, (xi) the cost of director and officer errors and omissions insurance coverage, (xii) the Funds' pro-rata portion of dues, fees and charges of any trade associations of which the Company is a member, (xiii) certain out-of-pocket expenses, including, but not limited to cost of obtaining prices for security valuations (including manual broker quotes), Federal Reserve charges related to securities transactions, postage and insurance on physical transfer items, telecommunication charges, and proxy voting execution, advice and reporting etc. and (xiv) the advisory fee payable to the Advisor hereunder.
The payment or assumption by the Advisor of any expense of the Company that the
Advisor is not required by this Agreement to pay or assume shall not obligate the Advisor to pay or assume the same or any similar expense of the Company on any subsequent occasion.

         7. Limitation of Liability Under the Company's Articles of
Incorporation

         The Advisor acknowledges and agrees that, with respect to any potential claim it may have against officers or directors of the Company relating to the subject matter of this Agreement, such claim is subject to the limitation contained in the Company's Articles of Incorporation relating to the liability of directors and officers of the Company to its stockholders for money damages.

         8. Provision of Certain Information by the Advisor

         The Advisor will promptly notify the Company in writing of the occurrence of any of the following events:

            (a) the Advisor fails to be registered as an investment adviser under the Advisors Act or under the laws of any jurisdiction in which the
Advisor is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

            (b) the Advisor is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, governmental, regulatory or administrative authority or body, or any self-regulatory body public board or body, involving the affairs of the
Advisor or the Company;

                                       5

            (c) it becomes ineligible to serve as an investment advisor to the
Company, or any of its employees, officers or directors become ineligible to act in such capacity, pursuant to Section 9 of the 1940 Act, or other applicable law or regulation, and

            (d) the parent company of the Advisor or the portfolio manager of any Fund changes or the Advisor otherwise is subject to a change in corporate ownership that may constitute a "change of control" under the Advisers Act or the 1940 Act.

         9. Limitation of Liability of the Advisor

         Neither the Advisor nor its officers, directors, employees, agents, affiliated persons or controlling persons or their respective assigns shall be liable for any error of judgment or mistake of law or for any loss suffered by the Company, the Funds or its shareholders in connection with the matters to which this Agreement relates; provided that no provision of this Agreement shall be deemed to protect the Advisor against any liability to the Company, the Funds or its shareholders resulting from any willful misfeasance, bad faith or gross negligence in the performance of its duties or obligations hereunder, the reckless disregard of its duties or obligations hereunder, or breach of its fiduciary duty to the Company, any Fund or its shareholders.

         10. Force Majeure

         Notwithstanding any other provision of this Agreement, the Advisor shall not be liable for any loss suffered by the Company, the Funds or its shareholders caused directly or indirectly by circumstances beyond the Advisor's reasonable control including, without limitation, government restrictions, exchange or market rulings, suspensions of trading, acts of civil or military authority, national emergencies, labor difficulties, fires, earthquakes, floods or other catastrophes, acts of God, wars, riots, acts of terrorism or failures of communication or power supply. In the event of equipment breakdowns beyond its reasonable control, the Advisor shall take reasonable steps to minimize service interruptions, but shall have no liability with respect thereto.

         11. Confidentiality

         The Advisor will treat confidentially and as proprietary information of the Company all records and other information relative to the Funds and prior, present or potential shareholders, including Nonpublic Personal Information, as defined in Regulation S-P under the Gramm-Leach- Bliley Act (the "G-L-B Act"), and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Company, which approval shall not be unreasonably withheld and may not be withheld where the Advisor may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Company or when otherwise permitted by the G-L-B Act.
Nothing contained herein, however, shall prohibit the Advisor from advertising or soliciting the public generally with respect to other products or services, regardless of whether such advertisement or solicitation may include prior, present or potential shareholders of the Company.

                                       6

         12. Duration, Amendment and Termination

            (a) Duration. This Agreement shall become effective with respect to each Fund on the date hereof and, with respect to any Fund added to this
Agreement subsequent to the date hereof, on the date Schedule A is amended to reflect such additional Fund in accordance with paragraph (b) below. Unless terminated in accordance with this Section 12, the Agreement shall remain in full force and effect for two years from the date hereof with respect to each
Fund and, with respect to each Fund added to this Agreement subsequent to the date hereof, for two years from the date on which such Fund becomes a Fund hereunder. Subsequent to such initial periods of effectiveness, this Agreement shall continue in full force and effect for additional annual terms so long as such continuance with respect to such Fund is specifically approved at least annually (i) by either the Board or by vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of such Fund, and (ii) in either event, by the vote of a majority of the directors who are not parties to this
Agreement or "interested persons" (as defined in the 1940 Act) of any such party
("Independent Directors") cast in person at a meeting called for the purpose of voting on such approval. If the shareholders of any Fund fail to approve the
Agreement or any continuance of the Agreement as provided herein, the Advisor may continue to serve hereunder in the manner and to the extent permitted by the
1940 Act and rules and regulations thereunder. The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

            (b) Amendment. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. If shareholder approval of an amendment is required under the 1940 Act, no such amendment shall become effective until approved by a vote of the majority of the outstanding shares of the affected Funds. Otherwise, a written amendment of this Agreement is effective upon the approval of the
Board and the Advisor.

            (c) Termination. As required under the 1940 Act, this Agreement may be terminated as to any Fund at any time, without the payment of any penalty, by the Company (by vote of the Board or by vote of a majority of the outstanding voting securities of the particular Fund), or by the Advisor on sixty (60) days'
written notice. The notice provided for herein may be waived by the party entitled to receipt thereof. This Agreement will immediately terminate in the event of its assignment. This Agreement may also be terminated immediately by the Company or the Advisor in the event that the other party (i) breaches a material term of this Agreement or (ii) commits a material violation of any governing law. As used in this Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" shall have the same meanings as such terms have in the 1940 Act.

         13. Services Not Exclusive

         The services of the Advisor to the Company hereunder are not to be deemed exclusive, and the Advisor shall be free to render similar services to others (including other investment companies and to engage in other activities)
so long as its services hereunder are not impaired thereby. It is understood and agreed that officers or directors of the Advisor may serve as

                                       7

officers or directors of the Company and that officers or directors of the
Company may serve as officers or directors of the Advisor, to the extent that such services may be permitted by law, and that the officers and directors of the Advisor are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees on any other firm or trust, including other investment advisory companies.

         14. Indemnification by the Advisor.

         The Company shall not be responsible for, and the Advisor shall indemnify and hold the Company, the Funds and its directors, officers and agents harmless from and against, any and all losses, damages, costs, charges, counsel fees, payments, expenses and liability arising out of or attributable to the willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties on the part of the Advisor or any of its officers, directors, employees or agents.

         15. Indemnification by the Fund.

         In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of duties hereunder on the part of the Advisor or any of its officers, directors, employees or agents, the Company hereby agrees to indemnify and hold harmless the Advisor, its parent, affiliates and their respective officers, directors, employees and agents and controlling persons of each of them against any loss, liability, claim, damage or expense (including reasonable attorney's fees and the reasonable cost and expense of investigating and defending any alleged loss, liability, claim, damage or expense) and whether such actions, suits or proceedings are brought at law or in equity or whether brought by a private party or a governmental entity, bureau, agency or instrumentality, of any kind, arising from (i) the advertising, solicitation, sale, purchase or pledge of securities, whether of the Company or other securities (ii) actions undertaken by the Funds or their officers, directors, employees or affiliates, (iii) resulting from any violations of the securities laws, rules, regulations, statutes and codes, whether federal or of any state, by the Company or their officers, directors, employees or affiliates, (iv)
arising out of or based upon this Agreement or by reason of its performance of services provided hereunder or, (v) (a) arising out of or based upon any
Sub-Advisory agreement entered into by the Advisor pursuant to Section 4 hereof or (b) by reason of the performance of the Sub-Advisor of its services pursuant to any such Sub-Advisory agreement to the extent the Advisor has indemnified the
Sub-Advisor pursuant to the terms of such Sub-Advisory Agreement. Federal and state securities laws impose liabilities under certain circumstances on persons who act in good faith, and nothing herein shall constitute a waiver of limitation of any rights which a Fund may have and which may not be waived under any applicable federal or state securities laws.

         16. Miscellaneous

            (a) Notice. All notices required to be given pursuant to this
Agreement shall be delivered or mailed to the last known business address of the
Company or the Advisor in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered or mailed in accordance with this section.

                                       8

            (b) Severability. Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

            (c) Applicable Law. This Agreement shall be construed in accordance with and governed by the laws of the State of New York (without giving effect to its conflict of law principles) and the applicable provisions of the 1940 Act.
To the extent that the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

            (d) Execution By Counterpart. This Agreement may be executed in any number of counterparts, all of which together shall constitute one agreement..

            (e) Entire Agreement. This Agreement constitute the entire understanding and agreement of the parties with respect to the subject matter contained herein.

                           [SIGNATURE PAGE TO FOLLOW]

                                       9

         IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed as of the date first set forth above.

TDAX FUNDS, INC.

By:      /s/ David M. Kelley
         ------------------------
         Name:  David M. Kelley
         Title: President

XSHARES ADVISORS LLC

By:      /s/ Anthony F. Dudziski
         ------------------------
         Name:  Anthony F. Dudziski
         Title: Chief Operating Officer

                                       10

                                   Schedule A
                      to the Investment Advisory Agreement
                               Dated July 24, 2007
                            between TDAX Funds, Inc.
                            and XShares Advisors LLC

                                Name of Fund; Fee

--------------------------------------------------------------------------------
TDAX Independence 2010 Exchange-Traded Fund                               0.65%

--------------------------------------------------------------------------------
TDAX Independence 2020 Exchange-Traded Fund                               0.65%

--------------------------------------------------------------------------------
TDAX Independence 2030 Exchange-Traded Fund                               0.65%

--------------------------------------------------------------------------------
TDAX Independence 2040 Exchange-Traded Fund                               0.65%

--------------------------------------------------------------------------------
TDAX Independence In-Target Exchange-Traded Fund                          0.65%

--------------------------------------------------------------------------------

                                       11

                                                                  Exhibit (d)(2)

                             SUB-ADVISORY AGREEMENT

      AGREEMENT, dated as of July 24, 2007 by and between XShares Advisors LLC
(the "Investment Adviser"), a Delaware limited liability company having its principal office and place of business at 420 Lexington Avenue, New York, NY
10170, and Amerivest Investment Management, LLC (the "Sub-Adviser"), a Delaware
limited liability company having its principal office and place of business at
1005 North Ameritrade Place, Bellevue, NE 68005 and a wholly-owned subsidiary of
TD AMERITRADE Holding Corporation, whose headquarters are located at 4211 South
102nd Street, Omaha, NE 68127.

      WHEREAS, the Investment Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act");

      WHEREAS, the Investment Adviser has entered into an Investment Advisory
Agreement dated as of July 24, 2007 with TDAX Funds, Inc. (the "Corporation") an investment company registered under the Investment Company Act of 1940, as amended ("Investment Company Act");

      WHEREAS, the Investment Adviser has entered into a separate Sub-Advisory
Agreement dated as of July 24, 2007 with BNY Investment Advisors ("BNY"), a registered investment adviser under the Advisers Act;

      WHEREAS, the Sub-Adviser is registered as an investment adviser under the
Advisers Act;

      WHEREAS, the Board of Directors of the Corporation and the Investment
Adviser desire to retain the Sub-Adviser to render investment advisory and other services to the funds specified in Appendix A hereto, as amended from time to time, each a series of the Corporation (each a "Fund" and collectively, the
"Funds"), in the manner and on the terms hereinafter set forth;

      WHEREAS, the Investment Adviser has the authority under the Investment
Advisory Agreement, with the consent of the Board of Directors of the
Corporation (the "Board" or the "Directors") to select sub-advisers for each
Fund; and

      WHEREAS, the Sub-Adviser is willing to furnish such services to the
Investment Adviser and each Fund;

      NOW, THEREFORE, the Investment Adviser and the Sub-Adviser agree as follows:

1. APPOINTMENT OF THE SUB-ADVISER

      The Investment Adviser hereby appoints the Sub-Adviser to act as a sub-adviser for each Fund, subject to the supervision and oversight of the
Investment Adviser and the

Directors of the Corporation, and in accordance with the terms and conditions of this Agreement. The Sub-Adviser will be an independent contractor and will have no authority to act for or represent the Corporation or the Investment Adviser in any way or otherwise be deemed an agent of the Corporation or the Investment
Adviser except as expressly authorized in this Agreement or another writing by the Corporation, the Investment Adviser and the Sub-Adviser.

2. ACCEPTANCE OF APPOINTMENT

      The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

      The assets of each Fund will be maintained in the custody of a custodian
(who shall be identified by the Investment Adviser in writing). The Sub-Adviser will not have custody of any securities, cash or other assets of the Fund and will not be liable for any loss resulting from any act or omission of the custodian other than acts or omissions arising in reliance on instructions of the Sub-Adviser.

3. SERVICES TO BE RENDERED BY THE SUB-ADVISER TO THE CORPORATION

      A. As sub-adviser to each Fund, the Sub-Adviser will consult with the
Investment Advisor on the portfolio of securities and provide oversight over
BNY, such oversight to include review of the portfolio of securities of each
Fund in accordance with the terms of the Funds' prospectuses and statements of additional information, assistance in the resolution of any pricing issues and assistance in the development of trading strategies. Services performed by the
Sub-Adviser are subject to the direction, supervision and control of the
Investment Adviser and the Directors of the Corporation.

      B. As part of the services it will provide hereunder, the Sub-Adviser will:
            (i) regularly monitor the portfolio of the Fund in comparison with its Underlying Index and work with and supervise BNY to seek to obtain the tracking error of the Fund to its Underlying Index as set forth by the
      Corporation from time to time;

            (ii) coordinate with BNY to keep the Directors of the Corporation and the Investment Adviser fully informed on an ongoing basis of all material facts concerning the investment and reinvestment of the assets of each Fund and the operations of the Sub-Adviser and BNY, make regular and periodic special written reports of such additional information concerning the same as may reasonably be requested from time to time by the
      Investment Adviser or the Directors of the Corporation, and attend meetings with the Investment Adviser and/or the Directors, as reasonably requested, to discuss the foregoing;

            (iii) in accordance with procedures and methods established by the
      Directors of the Corporation, which may be amended from time to time, and in conjunction with BNY, promptly notify the Investment Adviser or the
      Directors of the Corporation of

                                       2

      securities in a Fund for which fair valuation may be required or of significant events that may require fair value pricing of all or a portion of a Fund's portfolio, provide assistance in determining the fair value of all securities and other investments/assets in the Fund, as necessary, and use reasonable efforts to arrange for the provision of valuation information or price(s) from party(ies) independent of the Sub-Adviser for each security or other investment/asset in the Fund for which market prices are not readily available; and

            (iv) cooperate with and provide reasonable assistance to the
      Investment Adviser, BNY, the Corporation's administrator, the
      Corporation's custodian and foreign custodians, the Corporation's transfer agent and pricing agents and all other agents and representatives of the
      Corporation, and keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Corporation and the Investment Adviser, provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

      C. In furnishing services hereunder, the Sub-Adviser shall be subject to, and shall perform in accordance with the following: (i) the Corporation's
Articles of Incorporation, as the same may be hereafter modified and/or amended from time to time ("Certificate of Incorporation"); (ii) the By-Laws of the
Corporation, as the same may be hereafter modified and/or amended from time to time ("By-Laws"); (iii) the currently effective Prospectus and Statement of
Additional Information of the Corporation filed with the Securities and Exchange
Commission ("SEC") and delivered to the Sub-Adviser, as the same may be hereafter modified, amended and/or supplemented ("Prospectus and SAI"); (iv) the
Investment Company Act and the Advisers Act and the rules under each, and all other federal and state laws or regulations applicable to the Corporation and the Fund(s); (v) any order or no-action letter of the SEC governing the operation of the Corporation, (vi) the Corporation's Compliance Manual and other policies and procedures adopted from time to time by the Board of Directors of the Corporation; and (vii) the written instructions of the Investment Adviser.
Prior to the commencement of the Sub-Adviser's services hereunder, the
Investment Adviser shall provide the Sub-Adviser with current copies of the
Certificate of Incorporation, By-Laws, Prospectus and SAI, any order or no-action letter of the SEC governing the operation of the Corporation,
Compliance Manual and other relevant policies and procedures that are adopted by the Board of Directors. The Investment Adviser undertakes to provide the
Sub-Adviser with copies or other written notice of any amendments, modifications or supplements to any such above-mentioned document.

      D. The Sub-Adviser shall pay its own expenses in connection with the services to be provided by it pursuant to this Agreement. In addition, the
Sub-Adviser shall be responsible for the compensation of officers or employees of the Corporation who are also officers or employees of the Sub-Adviser, except as may otherwise be determined by the Board. The Sub-Adviser hereby agrees to pay or cause to be paid from its own resources, which may include the sub-advisory fee paid to it by the Investment Adviser, all fees and expenses of
BNY, the Transfer-Agent, the Administrator and Accounting Agent, and the
Custodian engaged by the Investment Adviser on behalf of the

                                       3

Corporation. Should Sub-Adviser fail to pay or cause to be paid (as required above) the fees and expenses of BNY, the Transfer Agent, the Administrator and
Accounting Agent, and the Custodian, the Investment Adviser shall pay such entities from its own resources and shall deduct such payments from the
Sub-Adviser's fee, as necessary. The Corporation is responsible for the payment of all other expenses associated with its operation including, but not limited to, (i) brokerage and other expenses (such as stamp taxes) connected with the execution of portfolio transactions or in connection with creation and redemption transactions, (ii) taxes, (iii) interest on borrowings, (iv) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith, (v) compensation and expenses of the Directors of the Corporation who are not officers, directors, partners or employees of the Investment Adviser, and Sub-Adviser, or their affiliates (the "Independent Directors") as well as the cost of Directors' Meetings, (vi) compensation and expenses of counsel to the Corporation and counsel to the Independent Directors, (vii) if approved by the Board, compensation and expenses of the Corporation's chief compliance officer and expenses associated with the Corporation's compliance program,
(viii) fees and expenses of the Corporation's independent auditors, (ix)
registration fees, expenses associated with compliance by the Corporation with mandatory regulatory mandates including those relating to the development and distribution of its prospectus and shareholder reports, and extraordinary expenses, (x) distribution fees and expenses paid by the Corporation under any distribution plan adopted pursuant to Rule 12b-l under the 1940 Act, (xi) the cost of director and officer errors and omissions insurance coverage, (xii) the
Funds' pro-rata portion of dues, fees and charges of any trade associations of which the Corporation is a member, (xiii) certain out-of-pocket expenses, including, but not limited to cost of obtaining prices for security valuations
(including manual broker quotes), Federal Reserve charges related to securities transactions, postage and insurance on physical transfer items, telecommunication charges, and proxy voting execution, advice and reporting etc.
and (xiv) the unitary advisory fee payable to the Investment Advisor pursuant to the Investment Advisory Agreement. The payment or assumption by the Sub-Adviser of any expense of the Corporation that the Sub-Adviser is not required by this
Agreement to pay or assume shall not obligate the Sub-Adviser to pay or assume the same or any similar expense of the Corporation on any subsequent occasion.

In addition, at its expense, Sub-Adviser will furnish (i) all necessary facilities and personnel, including salaries, expenses and fees of any personnel required for them to faithfully perform their duties under this Agreement; and
(ii) furnish administrative facilities, including bookkeeping, and all equipment necessary for the efficient conduct of the Sub-Adviser's duties under this
Agreement.

      E. The Investment Adviser agrees that the Sub-Adviser and its affiliates may give advice and take action in the performance of their duties with respect to any of their other clients that may differ from advice given, or the timing or nature of actions taken, with respect to a Fund. The Investment Adviser also acknowledges that the Sub-Adviser and its affiliates are fiduciaries to other entities, some of which have the same or similar investment objectives (and will hold the same or similar investments) as a Fund, and that the Sub-Adviser will carry out its duties hereunder together with its duties under such relationships.

      F. The Sub-Adviser is not authorized to engage in "soft-dollar"
transactions permitted by Section 28(e) of the Securities Exchange Act of 1934,
as amended

                                       4

("Exchange Act"), without the express written approval of the Investment Adviser or the Corporation's Board of Directors.

      F. The Sub-Adviser will maintain and preserve all accounts, books and records with respect to each Fund as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act and
Advisers Act and the rules thereunder.

4. COMPENSATION OF SUB-ADVISER

      The Investment Adviser will pay the Sub-Adviser a fee at the annual rate of .55 of 1% of each Fund's average daily net assets for the first $5 billion in assets and .60 of 1% of each Fund's average daily net assets in excess of $5 billion as compensation for providing services in accordance with this
Agreement. The fee will be accrued daily, and will be payable on the last day of each calendar month for services performed hereunder during that month or on such other schedule as you shall request of us in writing.

5. LIABILITY AND INDEMNIFICATION

      A. Except as may otherwise be provided by the Investment Company Act or any other federal securities law, neither the Sub-Adviser nor any of its officers, members or employees (its "Affiliates") shall be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Investment Adviser or the Corporation as a result of any error of judgment by the Sub-Adviser or its Affiliates with respect to each Fund, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the
Sub-Adviser or its Affiliates for, and the Sub-Adviser shall indemnify and hold harmless the Corporation or the Investment Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act)
and all controlling persons (as described in Section 15 of the Securities Act of
1933, as amended ("1933 Act")) (collectively, "Manager Indemnitees") against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Manager Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or
under any other statute, or common law or otherwise arising out of or based on
(i) any breach by the Sub-Adviser of a Sub-Adviser representation or warranty made herein, (ii) any willful misconduct, bad faith, reckless disregard or negligence of the Sub-Adviser in the performance of any of its duties or obligations hereunder or (iii) any untrue statement of a material fact contained in the Prospectus or SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund(s) or the omission to state therein a material fact known to the Sub-Adviser which was required to be stated therein or necessary to make the statements therein not misleading, except to the extent such information was furnished to Sub-Adviser by the
Investment Adviser or the Corporation for use therein, or the omission of such information by the Sub-Adviser was based upon information received from the
Investment Adviser or the Corporation.

      B. Except as may otherwise be provided by the Investment Company Act or any other federal securities law, the Investment Adviser shall indemnify and hold harmless

                                       5

the Sub-Adviser, all affiliated persons thereof (within the meaning of Section
2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, "Sub-Adviser Indemnitees") against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Sub-Adviser Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers
Act, or under any other statute, at common law or otherwise, arising out of or based on this Agreement; provided however, the Investment Adviser shall not indemnify or hold harmless the Sub-Adviser Indemnitees for any losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) arising out of or based on (i) any breach by the Sub-Adviser of a
Sub-Adviser representation or warranty made herein, (ii) any willful misconduct, bad faith, reckless disregard or negligence of the Sub-Adviser in the performance of any of its duties or obligations hereunder or (iii) any untrue statement of a material fact contained in the Prospectus or SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund(s) or the omission to state therein a material fact known to the Sub-Adviser which was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Sub-Adviser by the Investment
Adviser.

      C. A party seeking indemnification hereunder (the "Indemnified Party")
shall (i) provide prompt notice to the other of any claim ("Claim") for which it intends to seek indemnification, (ii) grant control of the defense and /or settlement of the Claim to the other party, and (iii) cooperate with the other party in the defense thereof. The Indemnified Party shall have the right at its own expense to participate in the defense of any Claim, but shall not have the right to control the defense, consent to judgment or agree to the settlement of any Claim without the written consent of the other party. The party providing the indemnification shall not consent to the entry of any judgment or enter any settlement which (i) does not include, as an unconditional term, the release by the claimant of all liabilities for Claims against the Indemnified Party or (ii)
which otherwise adversely affects the rights of the Indemnified Party.

6. REPRESENTATIONS OF THE INVESTMENT ADVISER

      The Investment Adviser represents, warrants and agrees that:

      A. The Investment Adviser has been duly authorized by the Board of
Directors of the Corporation to delegate to the Sub-Adviser the provision of investment services to each Fund as contemplated hereby.

      B. The Corporation has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and will provide the
Sub-Adviser with a copy of such code of ethics.

      C. The Investment Adviser is currently in compliance and shall at all times continue to be in compliance with the requirements imposed upon the
Investment Adviser by applicable law and regulations.

                                       6

      D. The Investment Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this
Agreement remains in effect; (ii) is not prohibited by the Investment Company
Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) has met and will seek to continue to meet for so long as this Agreement is in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement, and (v) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the
Investment Adviser from serving as investment manager of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise.

7. REPRESENTATIONS OF THE SUB-ADVISER

      The Sub-Adviser represents, warrants and agrees as follows:

      A. The Sub-Adviser (i) is registered as an investment adviser under the
Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Investment Company Act, the
Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify the
Investment Adviser of the occurrence of any event that would disqualify the
Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise. The
Sub-Adviser will also promptly notify each Fund and the Investment Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, government agency, self-regulatory organization, public board or body, involving the affairs of the Fund(s) or the Sub-Adviser, provided, however, that routine regulatory examinations of the Sub-Adviser shall not be required to be reported by this provision.

      B. The Sub-Adviser is currently in compliance and shall at all times continue to be in compliance with the requirements imposed upon the Sub-Adviser by applicable law and regulations.

      C. The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and Rule 204A-1 under the Advisers Act and will provide the Investment Adviser and the Board with a copy of such code of ethics, together with evidence of its adoption.
Within forty-five days of the end of the last calendar quarter of each year that this Agreement is in effect, and as otherwise requested, the president, Chief
Operating Officer or a vice-president of the Sub-Adviser shall certify to the
Investment Adviser that the Sub-Adviser has complied with the requirements of
Rule 17j-1 and Rule 204A-1 during the previous year and that

                                       7

there has been no material violation of the Sub-Adviser's code of ethics or, if such a material violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Investment Adviser, the Sub-Adviser shall permit the Investment Adviser, its employees or its agents to examine the reports required to be made to the Sub-Adviser by Rule
17j-1(c)(1) and Rule 204A-1(b) and all other records relevant to the
Sub-Adviser's code of ethics.

      D. The Sub-Adviser has provided the Corporation and the Investment Adviser with a copy of its Form ADV, which as of the date of this Agreement is its Form
ADV as most recently filed with the SEC and promptly will furnish a copy of all amendments to the Corporation and the Investment Adviser at least annually. Such amendments shall reflect all changes in the Sub-Adviser's organizational structure, professional staff or other significant developments affecting the
Sub-Adviser, as required by the Advisers Act.

      F. The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

      G. The Sub-Adviser agrees that neither it, nor any of its affiliates, will knowingly in any way refer directly or indirectly to its relationship with the
Corporation, the Fund(s), the Investment Adviser or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of the Investment Adviser, except as required by rule, regulation or upon the request of a governmental authority.

8. NON-EXCLUSIVITY

      The services of the Sub-Adviser to the Investment Adviser, the Fund(s) and
the Corporation are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others and to engage in other activities. It is understood and agreed that the directors, officers, and employees of the Sub-Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors, trustees, or employees of any other firm or corporation.

9. SUPPLEMENTAL ARRANGEMENTS

      The Sub-Adviser may from time to time employ or associate itself with any person it believes to be particularly suited to assist it in providing the services to be performed by such Sub-Adviser hereunder, provided that no such person shall perform any services with respect to the Fund(s) that would constitute an assignment or require a written advisory agreement pursuant to the
Investment Company Act. Any compensation payable to such persons shall be the sole responsibility of the Sub-Adviser, and neither the Investment Adviser nor the Corporation shall have any obligations with respect thereto or otherwise arising under the Agreement.

10. REGULATION

      The Sub-Adviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information,

                                       8

reports, or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations and shall promptly provide the Investment Adviser and Corporation with copies of such information, reports and materials.

11. RECORDS

      The records relating to the services provided under this Agreement shall be the property of the Corporation and shall be under its control; however, the
Corporation shall furnish to the Sub-Adviser such records and permit it to retain such records (either in original or in duplicate form) as it shall reasonably require in order to carry out its business. In the event of the termination of this Agreement, such other records shall promptly be returned to the Corporation by the Sub-Adviser free from any claim or retention of rights therein, provided that the Sub-Adviser may retain any such records that are required by law or regulation. The Investment Adviser and the Sub-Adviser shall keep confidential any information obtained in connection with its duties hereunder and disclose such information only if the Corporation has authorized such disclosure or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities, or otherwise required by law.

12. DURATION OF AGREEMENT

This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect unless it has first been approved: (i) by a vote of a majority of those Directors of the Corporation who are not "interested persons" (as defined in the Investment Company Act) of any party to this Agreement ("Independent Directors"), cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Fund's outstanding securities. This Agreement shall continue in effect for a period more than two years from the date of its execution only so long as such continuance is specifically approved at least annually by the Board of Directors provided that in such event such continuance shall also be approved by the vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval. Additional Funds may be added to Appendix A by the Investment Adviser upon sixty (60) days written notice to the Sub-Adviser and only after the approval by the Board of Directors of the Corporation, including a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting such approval and, if required under the 1940 Act, a majority of the outstanding voting securities (as defined in the Investment Company Act) of the Fund.

13. TERMINATION OF AGREEMENT

      This Agreement may be terminated with respect to any Fund at any time, without the payment of any penalty, by the Board of Directors, including a majority of the Independent Directors, by the vote of a majority of the outstanding voting securities of such Fund, on sixty (60) days' written notice to the Investment Adviser and the Sub-Adviser. This Agreement will automatically terminate, without the payment of any penalty in the event the Investment
Advisory Agreement between the Investment Adviser and the Corporation is assigned (as defined in the Investment Company Act) or

                                       9

terminates for any other reason. This Agreement will also terminate upon written notice to the other party that the other party is in material breach of this
Agreement, unless the other party in material breach of this Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice. Any "assignment" (as that term is defined in the Investment Company Act) of this Agreement will result in automatic termination of this Agreement. The Sub-Adviser will notify the
Corporation and the Investment Adviser of any such assignment and of any changes in key personnel who are either the portfolio manager(s) of the Funds or senior management of the Sub-Adviser, in each case prior to or promptly after, such change. The Sub-Adviser agrees to bear all reasonable legal, printing, mailing, proxy and related expenses of the Corporation and the Investment Adviser, if any, arising out of an assignment of this Agreement by the Sub-Adviser.

14. AMENDMENTS TO THE AGREEMENT

      Except to the extent permitted by the Investment Company Act or the rules or regulations thereunder or pursuant to exemptive relief granted by the SEC, this Agreement may be amended by the parties with respect to any Fund only if such amendment, if material, is specifically approved by the vote of a majority of the outstanding voting securities of such Fund (unless such approval is not required by Section 15 of the Investment Company Act as interpreted by the SEC or its staff or unless the SEC has granted an exemption from such approval requirement) and by the vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval shall be effective with respect to the Fund if a majority of the outstanding voting securities of the Fund vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of any other Fund affected by the amendment or all the Funds of the Corporation.

15. ASSIGNMENT

      The Sub-Adviser shall not assign or transfer its rights and obligations under this Agreement. Any assignment (as that term is defined in the Investment
Company Act) of the Agreement shall result in the automatic termination of this
Agreement, as provided in Section 13 hereof. The Sub-Adviser agrees to bear all reasonable legal, printing, mailing, proxy and related expenses of the
Corporation and the Investment Adviser, if any, arising out of any assignment of this Agreement by the Sub-Adviser. Notwithstanding the foregoing, no assignment shall be deemed to result from any changes in the directors, officers or employees of such Sub-Adviser except as may be provided to the contrary in the
Investment Company Act or the rules or regulations thereunder.

16. ENTIRE AGREEMENT

      This Agreement contains the entire understanding and agreement of the parties with respect to each Fund.

                                       10

17. HEADINGS

      The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

18. NOTICES

      All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Investment Adviser or Sub-Adviser in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered or mailed in accordance with this section.

19. SEVERABILITY AND SURVIVAL

Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein. Sections 5, 11 and 20 shall survive the termination of this Agreement.

20. CORPORATION AND SHAREHOLDER LIABILITY

      The Sub-Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Corporation's Certificate of
Incorporation and agrees that obligations, if any, assumed by the Corporation pursuant to this Agreement shall be limited in all cases to the Corporation and its assets, and if the liability relates to one or more series, the obligations hereunder shall be limited to the respective assets of the Fund. The Sub-Adviser further agrees that it shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of the Fund(s), nor from the
Directors or any individual Director of the Corporation.

21. GOVERNING LAW

      The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of the
State of New York, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

22. INTERPRETATION

      Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the
Investment Company Act shall be resolved by reference to such term or provision of the Investment Company Act and to interpretations thereof, if any, by the
United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the
Investment Company Act. Specifically, the terms "vote of a majority of the outstanding voting securities," "interested persons," "assignment," and

                                       11

"affiliated persons," as used herein shall have the meanings assigned to them by
Section 2(a) of the Investment Company Act. In addition, where the effect of a requirement of the Investment Company Act reflected in any provision of this
Agreement is relaxed by a rule, regulation or order of the SEC, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

                           [SIGNATURE PAGE TO FOLLOW]

                                       12

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first mentioned above.

XSHARES ADVISORS LLC               AMERIVEST INVESTMENT MANAGEMENT, LLC

By:  /s/ David W. Jaffin           By: /s/ William J. Vulpis
     ----------------------------      ----------------------------------
     Name:  David W. Jaffin             Name:  William J. Vulpis
     Title: Chief Financial Officer     Title: President

                                       13

                                   APPENDIX A
                                       TO
                             SUB-ADVISORY AGREEMENT

TDAX Independence 2010 Exchange-Traded Fund
TDAX Independence 2020 Exchange-Traded Fund
TDAX Independence 2030 Exchange-Traded Fund
TDAX Independence 2040 Exchange-Traded Fund
TDAX Independence In-Target Exchange-Traded Fund

Dated:  July 24, 2007

                                                                  Exhibit (d)(3)

                             SUB-ADVISORY AGREEMENT

      AGREEMENT, dated as of July 24, 2007 by and between XShares Advisors LLC
(the "Investment Adviser"), a Delaware limited liability company having its principal office and place of business at 420 Lexington Avenue, Suite 2550, New
York, NY 10170, and BNY Investment Advisors (the "Sub-Adviser"), a separately identifiable division of the Bank of New York, a New York state banking corporation having its principal office and place of business at 1633 Broadway,
13th floor, New York, New York 10019.

      WHEREAS, the Investment Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act");

      WHEREAS, the Investment Adviser has entered into an Investment Advisory
Agreement dated as of July 24, 2007 with TDAX Funds, Inc. (the "Corporation") an investment company registered under the Investment Company Act of 1940, as amended ("Investment Company Act");

      WHEREAS, the Investment Adviser has entered into a separate Sub-Advisory
Agreement dated as of July 24, 2007 with Amerivest Investment Management, LLC
("Amerivest"), a registered investment adviser under the Advisers Act;

      WHEREAS, the Sub-Adviser is registered as an investment adviser under the
Advisers Act;

      WHEREAS, the Board of Directors of the Corporation and the Investment
Adviser desire to retain the Sub-Adviser to render investment advisory and other services to the funds specified in Appendix A hereto, as amended from time to time, each a series of the Corporation (each a "Fund" and collectively, the
"Funds"), in the manner and on the terms hereinafter set forth;

      WHEREAS, the Investment Adviser has the authority under the Investment
Advisory Agreement, with the consent of the Board of Directors of the
Corporation (the "Board" or the "Directors") to select sub-advisers for each
Fund; and

      WHEREAS, the Sub-Adviser is willing to furnish such services to the
Investment Adviser and each Fund;

      NOW, THEREFORE, the Investment Adviser and the Sub-Adviser agree as follows:

1. APPOINTMENT OF THE SUB-ADVISER

      The Investment Adviser hereby appoints the Sub-Adviser to act as a sub-adviser for each Fund, subject to the supervision and oversight of the
Investment Adviser, Amerivest and the Directors of the Corporation, and in
accordance with the terms and conditions of this Agreement. The Sub-Adviser will be an independent contractor and will have no authority to act for or represent the Corporation or the Investment Adviser in any way or otherwise be deemed an agent of the Corporation or the Investment Adviser except as expressly authorized in this Agreement or another writing by the Corporation, the
Investment Adviser and the Sub-Adviser.

2. ACCEPTANCE OF APPOINTMENT

      The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

      The assets of each Fund will be maintained in the custody of a custodian
(who shall be identified by the Investment Adviser in writing). The Sub-Adviser will not have custody of any securities, cash or other assets of the Fund and will not be liable for any loss resulting from any act or omission of the custodian other than acts or omissions arising in reliance on instructions of the Sub-Adviser.

3. SERVICES TO BE RENDERED BY THE SUB-ADVISER TO THE CORPORATION

      A. As sub-adviser to each Fund, the Sub-Adviser will coordinate the investment and reinvestment of the assets of the Fund and determine the composition of the assets of the Fund, in accordance with the terms of this
Agreement, the Fund's Prospectus and Statement of Additional Information and
subject to the direction, supervision and control of the Investment Adviser and the Directors of the Corporation.

      B. As part of the services it will provide hereunder, the Sub-Adviser will:

            (i) formulate and implement a continuous investment program and portfolio management compliance and reporting program for each Fund;

            (ii) take whatever steps it deems necessary or advisable to implement the investment program for each Fund by arranging for the purchase and sale of securities and other investments;

            (iii) coordinate with Amerivest to keep the Directors of the
      Corporation and the Investment Adviser fully informed on an ongoing basis of all material facts concerning the investment and reinvestment of the assets of each Fund and the operations of the Sub-Adviser, make regular and periodic special written reports of such additional information concerning the same as may reasonably be requested from time to time by the Investment Adviser or the Directors of the Corporation, and attend meetings with the Investment Adviser and/or the Directors, as reasonably requested, to discuss the foregoing;

            (iv) in accordance with procedures and methods established by the
      Directors of the Corporation, which may be amended from time to time, and in conjunction with Amerivest, promptly notify the Investment Adviser or the Directors of the Corporation of securities in a Fund for which fair valuation may be required or of significant events that may require fair value pricing of all or a portion of a Fund's portfolio, provide assistance in determining the fair value of all securities and other investments/assets in the Fund, as necessary, and use reasonable efforts to arrange for the provision of valuation information or price(s) from party(ies) independent of the Sub-Adviser for each security or other investment/asset in the Fund for which market prices are not readily available; and

            (v) cooperate with and provide reasonable assistance to the
      Investment Adviser, Amerivest, the Corporation's administrator, the
      Corporation's custodian and foreign custodians, the Corporation's transfer agent and pricing agents and all other agents and representatives of the
      Corporation and the Investment Adviser, keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Corporation and the Investment
      Adviser, provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

      C. In furnishing services hereunder, the Sub-Adviser shall be subject to, and shall perform in accordance with the following: (i) the Corporation's
Articles of Incorporation, as the same may be hereafter modified and/or amended from time to time ("Certificate of Incorporation"); (ii) the By-Laws of the
Corporation, as the same may be hereafter modified and/or amended from time to time ("By-Laws"); (iii) the currently effective Prospectus and Statement of
Additional Information of the Corporation filed with the Securities and Exchange
Commission ("SEC") and delivered to the Sub-Adviser, as the same may be hereafter modified, amended and/or supplemented ("Prospectus and SAI"); (iv) the
Investment Company Act and the Advisers Act and the rules under each, and all other federal and state laws or regulations applicable to the Corporation and the Fund(s); (v) any order or no-action letter of the SEC governing the operation of the Corporation, (vi) the Corporation's Compliance Manual and other policies and procedures adopted from time to time by the Board of Directors of the Corporation; and (vii) the written instructions of the Investment Adviser.
Prior to the commencement of the Sub-Adviser's services hereunder, the
Investment Adviser shall provide the Sub-Adviser with current copies of the
Certificate of Incorporation, By-Laws, Prospectus and SAI, any order or no-action letter of the SEC governing the operation of the Corporation,
Compliance Manual and other relevant policies and procedures that are adopted by the Board

                                       2

of Directors. The Investment Adviser undertakes to provide the Sub-Adviser with copies or other written notice of any amendments, modifications or supplements to any such above-mentioned document.

      D. The Sub-Adviser, at its expense, will furnish: (i) all necessary facilities and personnel, including salaries, expenses and fees of any personnel required for them to faithfully perform their duties under this Agreement; and
(ii) administrative facilities, including bookkeeping, and all equipment necessary for the efficient conduct of the Sub-Adviser's duties under this
Agreement.

      E. The Sub-Adviser will select brokers and dealers to effect all Fund transactions subject to the conditions set forth herein. The Sub-Adviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions, if applicable. The Sub-Adviser is directed at all times to seek to execute transactions for each Fund (i) in accordance with any written policies, practices or procedures that may be established by the Board of
Directors or the Investment Adviser from time to time and which have been provided to the Sub-Adviser, (ii) as described in the Corporation's Prospectus and SAI, and (iii) in accordance with applicable federal and state laws and regulations. In placing any orders for the purchase or sale of investments for each Fund, in the name of the Fund or its nominees, the Sub-Adviser shall use its best efforts to obtain for the Fund "best execution", considering all of the circumstances, and shall maintain records adequate to demonstrate compliance with this requirement. In no instance will Fund securities be purchased from or sold to the Sub-Adviser, or any affiliated person thereof, except in accordance with the Investment Company Act, the Advisers Act and the rules under each, and all other federal and state laws and regulations applicable to the Corporation and the Fund.

      F. The Sub-Adviser is not authorized to engage in "soft-dollar"
transactions permitted by Section 28(e) of the Securities Exchange Act of 1934,
as amended ("Exchange Act"), without the express written approval of the Adviser or the Corporation's Board of Directors.

      G. On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund(s) as well as other clients of the Sub-Adviser, the Sub-Adviser to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. Allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner which the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to each Fund and to its other clients over time. The Investment Adviser agrees that the Sub-Adviser and its affiliates may give advice and take action in the performance of their duties with respect to any of their other clients that may differ from advice given, or the timing or nature of actions taken, with respect to the Fund. The
Investment Adviser also acknowledges that the Sub-Adviser and its affiliates are fiduciaries to other entities, some of which have the same or similar investment objectives (and will hold the same or similar investments) as the Fund, and that the Sub-Adviser will carry out its duties hereunder together with its duties under such relationships.

      H. The Sub-Adviser will maintain and preserve all accounts, books and records with respect to each Fund as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act and
Advisers Act and the rules thereunder and shall file with the SEC all forms pursuant to Section 13 of the Exchange Act, with respect to its duties as are set forth herein.

      I. The Sub-Adviser will, unless and until otherwise directed by the
Investment Adviser or the Board of Directors, exercise all rights of security holders with respect to securities held by each Fund, including, but not limited to: voting proxies in accordance with the Corporation's then-current proxy voting policies, converting, tendering, exchanging or redeeming securities;
acting as a claimant in class action litigation (including litigation with respect to securities previously held); and exercising rights in the context of a bankruptcy or other reorganization.

4. COMPENSATION OF SUB-ADVISER

      The Investment Adviser will pay, or cause Amerivest to pay, the
Sub-Adviser as compensation for providing services in accordance with this
Agreement those fees as set forth in Appendix B. In addition, Sub-Adviser shall be reimbursed by the Corporation for any out-of-pocket expenses incurred by the
Sub-Adviser which traditionally include, but are not limited to, cost of obtaining prices for security valuations

                                       3

(including manual broker quotes), Federal Reserve charges related to securities transactions, postage and insurance on physical transfer items, telecommunication charges, proxy voting execution, advice and reporting etc.
These expenses will be billed as they are incurred.

5. LIABILITY AND INDEMNIFICATION

      A. Except as may otherwise be provided by the Investment Company Act or any other federal securities law, neither the Sub-Adviser nor any of its officers, members or employees (its "Affiliates") shall be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Investment Adviser or the Corporation as a result of any error of judgment by the Sub-Adviser or its Affiliates with respect to each Fund, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the
Sub-Adviser or its Affiliates for, and the Sub-Adviser shall indemnify and hold harmless the Corporation, the Investment Adviser, all affiliated persons thereof
(within the meaning of Section 2(a)(3) of the Investment Company Act) and all
controlling persons (as described in Section 15 of the Securities Act of 1933, as amended ("1933 Act")) (collectively, "Manager Indemnitees") against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Manager Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or
under any other statute, or common law or otherwise arising out of or based on
(i) any breach by the Sub-Adviser of a Sub-Adviser representation or warranty made herein, (ii) any willful misconduct, bad faith, reckless disregard or negligence of the Sub-Adviser in the performance of any of its duties or obligations hereunder or (iii) any untrue statement of a material fact contained in the Prospectus or SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund(s) or the omission to state therein a material fact known to the Sub-Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Investment Adviser or the Corporation, or the omission of such information, by the Sub-Adviser Indemnitees (as defined below) for use therein.

      B. Except as may otherwise be provided by the Investment Company Act or any other federal securities law, the Investment Adviser shall indemnify and hold harmless the Sub-Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, "Sub-Adviser
Indemnitees") against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the
Sub-Adviser Indemnitees may become subject under the 1933 Act, the Investment
Company Act, the Advisers Act, or under any other statute, at common law or otherwise, arising out of or based on this Agreement; provided however, the
Investment Adviser shall not indemnify or hold harmless the Sub-Adviser
Indemnitees for any losses, claims, damages, liabilities or litigation
(including reasonable legal and other expenses) arising out of or based on (i)
any breach by the Sub-Adviser of a Sub-Adviser representation or warranty made herein, (ii) any willful misconduct, bad faith, reckless disregard or negligence of the Sub-Adviser in the performance of any of its duties or obligations hereunder or (iii) any untrue statement of a material fact contained in the
Prospectus or SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund(s) or the omission to state therein a material fact known to the Sub-Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Investment
Adviser or the Corporation, or the omission of such information, by the
Sub-Adviser Indemnities for use therein.

      C. A party seeking indemnification hereunder (the "Indemnified Party")
shall (i) provide prompt notice to the other of any claim ("Claim") for which it intends to seek indemnification, (ii) grant control of the defense and /or settlement of the Claim to the other party, and (iii) cooperate with the other party in the defense thereof. The Indemnified Party shall have the right at its own expense to participate in the defense of any Claim, but shall not have the right to control the defense, consent to judgment or agree to the settlement of any Claim without the written consent of the other party. The party providing the indemnification shall not consent to the entry of any judgment or enter any settlement which (i) does not include, as an unconditional term, the release by the claimant of all liabilities for Claims against the Indemnified Party or (ii)
which otherwise adversely affects the rights of the Indemnified Party.

                                       4

6. REPRESENTATIONS OF THE INVESTMENT ADVISER

      The Investment Adviser represents, warrants and agrees that:

      A. The Investment Adviser has been duly authorized by the Board of
Directors of the Corporation to delegate to the Sub-Adviser the provision of investment services to each Fund as contemplated hereby.

      B. The Corporation has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and will provide the
Sub-Adviser with a copy of such code of ethics.

      C. The Investment Adviser is currently in compliance and shall at all times continue to be in compliance with the requirements imposed upon the
Investment Adviser by applicable law and regulations.

      D. The Investment Adviser (i) will be registered as an investment adviser under the Advisers Act prior to the commencement of operation of the Funds and thereafter will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Investment Company Act, the
Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) has met and will seek to continue to meet for so long as this Agreement is in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement, and (v) will promptly notify the
Sub-Adviser of the occurrence of any event that would disqualify the Investment
Adviser from serving as investment manager of an investment company pursuant to
Section 9(a) of the Investment Company Act or otherwise.

7. REPRESENTATIONS OF THE SUB-ADVISER

      The Sub-Adviser represents, warrants and agrees as follows:

      A. The Sub-Adviser (i) is registered as an investment adviser under the
Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Investment Company Act, the
Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify the
Investment Adviser of the occurrence of any event that would disqualify the
Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise. The
Sub-Adviser will also promptly notify each Fund and the Investment Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, government agency, self-regulatory organization, public board or body, involving the affairs of the Fund(s) or the Sub-Adviser, provided, however, that routine regulatory examinations of the Sub-Adviser shall not be required to be reported by this provision.

      B. The Sub-Adviser is currently in compliance and shall at all times continue to be in compliance with the requirements imposed upon the Sub-Adviser by applicable law and regulations.

      C. The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and Rule 204A-1 under the Advisers Act and will provide the Investment Adviser and the Board with a copy of such code of ethics, together with evidence of its adoption.
Within forty-five days of the end of the last calendar quarter of each year that this Agreement is in effect, and as otherwise requested, the president, Chief
Operating Officer or a vice-president of the Sub-Adviser shall certify to the
Investment Adviser that the Sub-Adviser has complied with the requirements of

                                       5

Rule 17j-1 and Rule 204A-1 during the previous year and that there has been no material violation of the Sub-Adviser's code of ethics or, if such a material violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Investment Adviser, the Sub-Adviser shall permit the Investment Adviser, its employees or its agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(c)(1) and Rule
204A-1(b) and all other records relevant to the Sub-Adviser's code of ethics.

      D. The Sub-Adviser has provided the Corporation and the Investment Adviser with a copy of its Form ADV, which as of the date of this Agreement is its Form
ADV as most recently filed with the SEC and promptly will furnish a copy of all amendments to the Corporation and the Investment Adviser at least annually. Such amendments shall reflect all changes in the Sub-Adviser's organizational structure, professional staff or other significant developments affecting the
Sub-Adviser, as required by the Advisers Act.

      F. The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

      G. The Sub-Adviser agrees that neither it, nor any of its affiliates, will knowingly in any way refer directly or indirectly to its relationship with the
Corporation, the Fund(s), the Investment Adviser or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of the Investment Adviser, except as required by rule, regulation or upon the request of a governmental authority.

8. NON-EXCLUSIVITY

      The services of the Sub-Adviser to the Investment Adviser, the Fund(s) and
the Corporation are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others and to engage in other activities. It is understood and agreed that the directors, officers, and employees of the Sub-Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors, trustees, or employees of any other firm or corporation.

9. SUPPLEMENTAL ARRANGEMENTS

      The Sub-Adviser may from time to time employ or associate itself with any person it believes to be particularly suited to assist it in providing the services to be performed by such Sub-Adviser hereunder, provided that no such person shall perform any services with respect to the Fund(s) that would constitute an assignment or require a written advisory agreement pursuant to the
Investment Company Act. Any compensation payable to such persons shall be the sole responsibility of the Sub-Adviser, and neither the Investment Adviser nor the Corporation shall have any obligations with respect thereto or otherwise arising under the Agreement.

10. REGULATION

      The Sub-Adviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports, or other material which any such body by reason of this
Agreement may request or require pursuant to applicable laws and regulations and shall promptly provide the Advisor and Corporation with copies of such information, reports and materials.

11. RECORDS

      The records relating to the services provided under this Agreement shall be the property of the Corporation and shall be under its control; however, the
Corporation shall furnish to the Sub-Adviser such records and permit it to retain such records (either in original or in duplicate form) as it shall reasonably require in order to carry out its business. In the event of the termination of this Agreement, such other records shall promptly be returned to the Corporation by the Sub-Adviser free from any claim or retention of rights therein, provided that the Sub-Adviser may retain any such records that are required by law or regulation. The Investment Adviser and the Sub-Adviser shall keep confidential any information obtained

                                       6

in connection with its duties hereunder and disclose such information only if the Corporation has authorized such disclosure or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities, or otherwise required by law.

12. DURATION OF AGREEMENT

This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect unless it has first been approved: (i) by a vote of a majority of those Directors of the Corporation who are not "interested persons" (as defined in the Investment Company Act) of any party to this Agreement ("Independent Directors"), cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Fund's outstanding securities. This Agreement shall continue in effect for a period more than two years from the date of its execution only so long as such continuance is specifically approved at least annually by the Board of Directors provided that in such event such continuance shall also be approved by the vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval. Additional Funds may be added to Appendix A by the Investment Adviser upon sixty (60) days written notice to the Sub-Adviser and only after the approval by the Board of Directors of the Corporation, including a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting such approval and, if required under the 1940 Act, a majority of the outstanding voting securities (as defined in the Investment Company Act) of the Fund.

13. TERMINATION OF AGREEMENT

      This Agreement may be terminated with respect to any Fund at any time, without the payment of any penalty, by the Board of Directors, including a majority of the Independent Directors, by the vote of a majority of the outstanding voting securities of such Fund, on sixty (60) days' written notice to the Investment Adviser and the Sub-Adviser. This Agreement will automatically terminate, without the payment of any penalty in the event the Investment
Advisory Agreement between the Investment Adviser and the Corporation is assigned (as defined in the Investment Company Act) or terminates for any other reason. This Agreement will also terminate upon written notice to the other party that the other party is in material breach of this Agreement, unless the other party in material breach of this Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice. Any "assignment" (as that term is defined in the
Investment Company Act) of this Agreement will result in automatic termination of this Agreement. The Sub-Adviser will notify the Corporation and the
Investment Adviser of any such assignment and of any changes in key personnel who are either the portfolio manager(s) of the Funds or senior management of the
Sub-Adviser, in each case prior to or promptly after, such change. The
Sub-Adviser agrees to bear all reasonable legal, printing, mailing, proxy and related expenses of the Corporation and the Investment Adviser, if any, arising out of an assignment of this Agreement by the Sub-Adviser.

14. AMENDMENTS TO THE AGREEMENT

      Except to the extent permitted by the Investment Company Act or the rules or regulations thereunder or pursuant to exemptive relief granted by the SEC, this Agreement may be amended by the parties with respect to any Fund only if such amendment, if material, is specifically approved by the vote of a majority of the outstanding voting securities of such Fund (unless such approval is not required by Section 15 of the Investment Company Act as interpreted by the SEC or its staff or unless the SEC has granted an exemption from such approval requirement) and by the vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval shall be effective with respect to the Fund if a majority of the outstanding voting securities of the Fund vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of any other Fund affected by the amendment or all the Funds of the Corporation.

15. ASSIGNMENT

      The Sub-Adviser shall not assign or transfer its rights and obligations under this Agreement. Any assignment (as that term is defined in the Investment
Company Act) of the Agreement shall result in the automatic termination of this
Agreement, as provided in Section 13 hereof. The Sub-Adviser agrees to bear

                                       7

all reasonable legal, printing, mailing, proxy and related expenses of the
Corporation and the Investment Adviser, if any, arising out of any assignment of this Agreement by the Sub-Adviser. Notwithstanding the foregoing, no assignment shall be deemed to result from any changes in the directors, officers or employees of such Sub-Adviser except as may be provided to the contrary in the
Investment Company Act or the rules or regulations thereunder.

16. ENTIRE AGREEMENT

      This Agreement contains the entire understanding and agreement of the parties with respect to each Fund.

17. HEADINGS

      The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

18. NOTICES

      All notices required to be given pursuant to this Agreement shall be delivered or mailed to the address listed below of each applicable party in person or by registered or certified mail or a private mail or delivery service providing the sender with notice of receipt or such other address as specified in a notice duly given to the other parties. Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

     For:   BNY Investment Advisors
            Kurt Zyla
            1633 Broadway, 13th Floor
            New York, New York 10019

     For:   XShares Advisors LLC
            420 Lexington Avenue
            Suite 2550
            New York, 10170

     For:   TDAX Funds, Inc.
            420 Lexington Avenue
            Suite 2550
            New York, NY 10170

            With a copy to:
            XShares Advisors LLC
            420 Lexington Avenue
            Suite 2550
            New York, NY 10170

     For:   Amerivest Investment Management, LLC
            1005 North Ameritrade Place
            Bellevue, NE 68005

19. SEVERABILITY AND SURVIVAL

Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein. Sections 5, 11 and 20 shall survive the termination of this Agreement.

20. CORPORATION AND SHAREHOLDER LIABILITY

                                       8

      The Sub-Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Certificate of Incorporation and agrees that obligations, if any, assumed by the Corporation pursuant to this
Agreement shall be limited in all cases to the Corporation and its assets, and if the liability relates to one or more series, the obligations hereunder shall be limited to the respective assets of the Fund. The Sub-Adviser further agrees that it shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of the Fund(s), nor from the Directors or any individual Director of the Corporation.

21. GOVERNING LAW

      The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of the
State of New York, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

22. INTERPRETATION

      Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the
Investment Company Act shall be resolved by reference to such term or provision of the Investment Company Act and to interpretations thereof, if any, by the
United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the
Investment Company Act. Specifically, the terms "vote of a majority of the outstanding voting securities," "interested persons," "assignment," and
"affiliated persons," as used herein shall have the meanings assigned to them by
Section 2(a) of the Investment Company Act. In addition, where the effect of a requirement of the Investment Company Act reflected in any provision of this
Agreement is relaxed by a rule, regulation or order of the SEC, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

                           [SIGNATURE PAGE TO FOLLOW]

                                       9

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first mentioned above.

XSHARES ADVISORS LLC                      BNY INVESTMENT ADVISORS

By: /s/ David W. Jaffin                   By: /s/ Denise Krisko
    ----------------------------------        ----------------------------------

     Name:  David W. Jaffin                   Name:   Denise Krisko

     Title: Chief Financial Officer           Title:  Managing Director

                                       10

                                   APPENDIX A
                                       TO
                             SUB-ADVISORY AGREEMENT

TDAX Independence 2010 Exchange-Traded Fund

TDAX Independence 2020 Exchange-Traded Fund

TDAX Independence 2030 Exchange-Traded Fund

TDAX Independence 2040 Exchange-Traded Fund

TDAX Independence In-Target Exchange-Traded Fund

Dated:  July 24, 2007

                                   APPENDIX B
                                       TO
                             SUB-ADVISORY AGREEMENT

Domestic Equity Funds: The Sub-Adviser shall be entitled to receive the fees indicated below.

      o     10 basis points (0.10%) of the first $100 million in combined daily net assets of all domestic Equity Funds; and

      o     5 basis points (0.05%) of the combined daily net assets of all domestic Equity Funds in excess of $100 million.

There is a minimum annual investment management fee of $35,000 per Fund (the
"Minimum Annual Fee"). A domestic fund is defined by the Sub-Adviser as a fund with less than 50% of its holdings and/or assets in non-U.S. markets. The
Sub-Adviser has decided to apply its Domestic Equity Funds' fee schedule to the
Funds. Funds with more than 50% of holdings and/or assets in non-U.S. markets are global funds, and will be subject to a global fee schedule.

                                       12

                                                                  Exhibit (e)(1)

                             DISTRIBUTION AGREEMENT

         This  Distribution  Agreement (the  "Agreement")  made this 24th day of
July, 2007, by and between TDAX Funds, Inc., a Maryland Corporation (the "Fund")
having its principal  place of business at 420 Lexington  Avenue,  New York, New
York  10170,  and  ALPS   Distributors,   Inc.,  a  Colorado   corporation  (the
"Distributor")  having its principal  place of business at 1290 Broadway,  Suite
1100, Denver, CO 80203.

         WHEREAS,  the  Fund  is a  registered  open-end  management  investment company organized as a series Fund offering a number of portfolios of securities
(each a "Portfolio" and collectively the "Portfolios"), each investing primarily in equity securities  selected to reflect the performance of a particular market
index,   having  filed  with  the  Securities  and  Exchange   Commission   (the
"Commission") a registration  statement on Form N-1A under the Securities Act of
1933, as amended (the "1933 Act"),  and the  Investment  Company Act of 1940, as
amended (the "1940 Act");

         WHEREAS,  the Fund intends to create and redeem shares of common stock, par value  $.0001 per Share (the  "Shares")  of each  Portfolio  on a continuous basis at their net asset  value  only in  aggregations  constituting  a Creation
Unit, as such term is defined in the Registration Statement;

         WHEREAS,  the Shares of each  Portfolio  will be listed on the New York
Stock Exchange (the "NYSE") and traded under the symbols set forth in Exhibit A, attached hereto and incorporated herein by reference;

         WHEREAS,  the Fund  desires  to retain  the  Distributor  to act as the distributor  with respect to the issuance and  distribution of Creation Units of
Shares of each Fund,  hold itself  available  to receive and process  orders for such  Creation  Units in the manner set forth in the Fund's  Prospectus,  and to enter into arrangements with  broker-dealers who may solicit purchases of Shares and with  broker-dealers  and others to provide  for  servicing  of  shareholder
accounts  and  for  distribution   assistance,   including   broker-dealer   and
shareholder support;

         WHEREAS,  the  Distributor  is a  registered  broker-dealer  under  the
Securities Exchange Act of 1934, as amended (the "1934 Act") and a member of the
National Association of Securities Dealers ("NASD"); and

         WHEREAS,  the  Distributor  desires to provide the  services  described herein to the Fund.

         NOW,   THEREFORE,   in   consideration   of  the  mutual  promises  and
undertakings herein contained, the parties agree as follows:

1.       Appointment.   The  Fund  hereby   appoints  the   Distributor  as  the
distributor  for  Creation  Unit  aggregations  of Shares of each Fund listed in
Exhibit A hereto,  as may be amended by the  parties  from time to time,  on the terms  and for the  period  set  forth  in this  Agreement  and  subject  to the registration  requirements of the 1933 Act and of the laws governing the sale of securities  in the various  states,  and the  Distributor  hereby  accepts  such appointment and agrees to act in such

capacity hereunder.

2.       Definitions.  Wherever they are used herein,  the following  terms have the following respective meanings:

         a. "1940 Act" means the  Investment  Company  Act of 1940 and the rules and regulations thereunder as amended from time to time;

         b.  "Prospectus"  means the  Prospectus  and  Statement  of  Additional
Information  constituting parts of the Registration  Statement of the Fund under the 1933 Act and the 1940 Act as such  Prospectus  and  Statement of  Additional
Information  may be amended or  supplemented  and filed with the Commission from time to time;

         c.  "Registration  Statement"  means the  registration  statement  most recently  filed from time to time by the Fund with the  Commission and effective under the 1933 Act and the 1940 Act, as such  registration  statement is amended by any amendments thereto at the time in effect;

         d. All  capitalized  terms used but not defined in this Agreement shall have the meanings  ascribed to such terms in the Registration  Statement and the
Prospectus.

3.       Duties of the Distributor.

         (a) The Fund grants to the  Distributor the right to receive all orders for purchases of Creation Units of each Fund from  Participating  Parties or DTC
Participants   which  have   executed  a  Participant   Agreement   ("Authorized
Participants")  and to transmit such orders to the Fund in  accordance  with the
Registration  Statement and Prospectus;  provided,  however, that nothing herein shall  affect  or limit  the right  and  ability  of the Fund to accept  Deposit
Securities and related Cash Components  through or outside the Clearing Process, and as  provided  in and in  accordance  with  the  Registration  Statement  and
Prospectus. The Fund acknowledges that the Distributor shall not be obligated to accept any certain  number of orders for Creation Units and nothing herein shall prevent the Distributor from entering into like  distribution  arrangements with other investment companies.

         (b) The Distributor  agrees to act as agent of the Fund with respect to the continuous  distribution of Creation Units of each Portfolio as set forth in the Registration  Statement and in accordance with the provisions  thereof.  The
Distributor  further  agrees as follows:  (a) the  Distributor  shall enter into
Participant   Agreements   between  and  among  Authorized   Participants,   the
Distributor and the Transfer Agent in accordance with the Registration Statement and Prospectus; (b) the Distributor shall generate and transmit confirmations of
Creation Unit purchase order  acceptances to the purchaser;  (c) the Distributor shall deliver copies of the prospectus,  included in the Registration Statement, to  purchasers  of such  Creation  Units  and  upon  request  the  Statement  of
Additional  Information;  and (d) the  Distributor  shall  maintain  telephonic, facsimile  and/or  access  to  direct  computer  communications  links  with the
Transfer Agent.

         (c)  (i)  The  Distributor  agrees  to  use  all  reasonable   efforts,
consistent with its other business, to facilitate the purchase of Creation Units through  Authorized  Participants in accordance with the procedures set forth in the Prospectus and the Participant Agreement.

              (ii) The Distributor  shall, at its own expense,  execute selected or soliciting  dealer  participant  agreements  ("Participant  Agreements") with registered broker-dealers and other eligible entities providing for the purchase of Creation Units of Shares of the Funds and related promotional activities,  in the forms as approved by the Board of Directors of the Fund.  The Fund shall not furnish  or cause to be  furnished  to any  person or  display  or  publish  any information or materials relating to the Funds (including,  without  limitation, promotional  materials and sales  literature,  advertisements,  press  releases, announcements,  statements,  posters,  signs or other similar material),  except such  information  and  materials  that have been  approved  in  writing  by the
Distributor.  Furthermore, the Distributor shall clear and file all advertising, sales, marketing and promotional materials of the Funds with the NASD.

         (d) The  Distributor  agrees to  administer  the  Distribution  Plan on behalf  of the Fund.  The  Distributor  shall,  at its own  expense,  set up and maintain  a system of  recording  and  payments  for fees and  reimbursement  of
expenses   disseminated  pursuant  to  this  Agreement  and  any  other  related agreements  under the Funds'  Rule 12b-1  Plans and shall,  pursuant to the 1940
Act,  report such payment  activity under the  Distribution  Plan to the Fund at least quarterly.

         (e) The Distributor  shall provide  toll-free  lines, by way of the New
York Stock Exchange  [Index Share Product Hotline  (1-800-THE-NYSE)]  for direct investor  and  shareholder  use  between  the hours of 9:00  a.m.  and 8:00 p.m.
Eastern  standard  time on each  day the New  York  Stock  Exchange  is open for business,  with appropriate NASD licensed order taking and distribution services staff.

         (f) All  activities  by the  Distributor  and its agents and  employees which are  primarily  intended  to result in the sale of  Creation  Units  shall comply with the Registration  Statement and Prospectus,  the instructions of the
Board of Directors of the Fund and all applicable  laws,  rules and  regulations including,  without  limitation,  all  rules  and  regulations  made or  adopted pursuant  to the  1940  Act  by the  Commission  or any  securities  association registered under the 1934 Act, including the NASD and the NYSE.

         (g)  Except  as  otherwise  noted  in the  Registration  Statement  and
Prospectus,  the  offering  price for all  Creation  Units of Shares will be the aggregate net asset value of the Shares per Creation Unit of the relevant  Fund, as  determined  in the  manner  described  in  the  Registration  Statement  and
Prospectus.

         (h) If and whenever the  determination  of net asset value is suspended and until such  suspension is  terminated,  no further orders for Creation Units will be processed by the  Distributor  except such  unconditional  orders as may have been placed with the Distributor before it had knowledge of the suspension.
In  addition,  the Fund  reserves the right to suspend  sales and  Distributor's authority to process orders for Creation  Units on behalf of the Fund,  upon due notice to the  Distributor,  if, in the judgment of the Fund,  it is in the best interests of the Fund to do so.  Suspension will continue for such period as may be determined by the Fund.

         (i)  The  Distributor  is  not  authorized  by the  Fund  to  give  any information  or to make any  representations  other than those  contained in the
Registration  Statement or  Prospectus  or contained in  shareholder  reports or other  material  that  may be  prepared  by or on  behalf  of the  Fund  for the
Distributor's use. The Distributor shall be entitled to rely on and shall not be responsible  in any way  for  information  provided  to it by the  Fund  and its respective  service  providers  and shall not be liable or  responsible  for the errors and  omissions of such service  providers,  provided  that the  foregoing shall not be construed to protect the  Distributor  against any liability to the
Fund or the Fund's  shareholders  to which the  Distributor  would  otherwise be subject by reason of willful  misfeasance,  bad faith or gross negligence in the performance  of its  duties  or by  reason  of  its  reckless  disregard  of its obligations and duties under this Agreement.

         (j) The Board of  Directors  shall  approve the form of any  Soliciting
Dealer Agreement to be entered into by the Distributor.

         (k) At the  request  of the Fund,  the  Distributor  shall  enter  into agreements in the form  specified by the Fund (each a  "Participant  Agreement")
with  participants  in the system for book-entry of The Depository  Fund Company and the NSCC as described in the Prospectus.

         (l)  The  Distributor   shall  ensure  that  all  direct  requests  for
Prospectuses, Statements of Additional of Information and periodic fund reports, as applicable,  are fulfilled.  In addition,  the  Distributor  shall arrange to provide the NYSE (and any other  national stock exchange on which the Shares may be listed)  with copies of  Prospectuses  to be provided  to  purchasers  in the secondary market.  The Distributor will generally make it known in the brokerage community  that  prospectuses  and  statements  of  additional  information  are available,  including  by (i) advising the NYSE on behalf of its member firms of the same, (ii) making such disclosure in all marketing and advertising materials prepared  and/or  filed by the  Distributor  with  the  NASD,  and  (iii) as may otherwise be required by the Commission.

         (m) The Distributor  agrees to make  available,  at the Fund's request, one or more members of its staff to attend  Board  meetings of the Fund in order to provide information with regard to the ongoing  distribution  process and for such other purposes as may be requested by the Board of Directors of the Fund.

         (n) The Distributor shall review all sales and marketing  materials for compliance  with  applicable  laws and  conditions of any  applicable  exemptive order, and file such materials with the NASD when necessary or appropriate.  All such  sales  and  marketing  materials  must be  approved,  in  writing,  by the
Distributor prior to use.

4.       Duties of the Fund.

         (a) The Fund agrees to issue  Creation Unit  aggregations  of Shares of each Portfolio and to request The Depository Fund Company to record on its books the ownership of such Shares in accordance with the book-entry system procedures described in the  Prospectus  in such amounts as the  Distributor  has requested through the Transfer  Agent in writing or other means of data  transmission,  as promptly  as  practicable  after  receipt by the Fund of the  requisite  Deposit
Securities  and Cash  Component  (together with any fees) and acceptance of such order,  upon the terms  described in the  Registration  Statement.  The Fund may reject any order for  Creation  Units or stop all receipts of such orders at any time  upon  reasonable  notice  to  the  Distributor, in

accordance with the provisions of the Prospectus.

         (b) The Fund agrees that it will take all action  necessary to register an indefinite  number of Shares under the 1933 Act. The Fund will make available to the  Distributor  such  number  of  copies  of its then  currently  effective
Prospectus as the Distributor may reasonably  request.  The Fund will furnish to the  Distributor  copies  of all  information,  financial  statements  and other papers,  which the Distributor may reasonably request for use in connection with the distribution of Creation Units. The Fund shall keep the Distributor informed of the  jurisdictions  in which Shares of the Fund are  authorized  for sale and shall promptly  notify the  Distributor of any change in this  information.  The
Distributor shall not be liable for damages resulting from the sale of Shares in authorized  jurisdictions where the Distributor had no information from the Fund that such sale or sales were unauthorized at the time of such sale or sales.

         (c) The  Fund  represents  to the  Distributor  that  the  Registration
Statement and Prospectus  filed by the Fund with the Commission  with respect to the Fund have been prepared in conformity with the requirements of the 1933 Act, the 1940 Act and the rules and  regulations  of the Commission  thereunder.  The
Fund will notify the Distributor  promptly of any amendment to the  Registration
Statement or  supplement to the  Prospectus  and any stop order  suspending  the effectiveness of the Registration Statement.

5.       Fees and Expenses.

         (a)  The  Fund  will,  with  respect  to  each  Portfolio,  pay  to the
Distributor all fees and expenses  pursuant to the terms of any Distribution and
Service Plan in effect for each respective Fund.

         (b) The Distributor will bear the following costs and expenses relating to the  distribution  of  Creation  Units  of the  Portfolio:  (a) the  costs of processing and maintaining records of creations of Creation Units; (b) the costs of maintaining the records required of a broker-dealer registered under the 1934
Act; (c) the expenses of maintaining  its  registration  or  qualification  as a dealer  or broker  under  federal  or state  laws;  and (d) all  other  expenses incurred in  connection  with the  distribution  services  contemplated  herein, except as specifically provided in this Agreement.

6.       Indemnification.

         (a) The Fund agrees to indemnify and hold harmless the  Distributor and each of the  directors,  officers,  agents  and  employees  and any  person  who controls the  Distributor  within the meaning of Section 15 of the 1933 Act (any of the  Distributor,  their  officers,  agents,  employees and directors or such control persons,  for purposes of this paragraph,  an "Indemnitee")  against any loss,  liability,  claim,  damages or expense  (including the reasonable cost of investigating  or  defending  any alleged  loss,  liability,  claim,  damages or expense and reasonable  counsel fees incurred in connection  therewith)  arising out of or based  upon the claim  that the  Registration  Statement,  Prospectus, shareholder  reports or other  information  filed or made public by the Fund (as from time to time  amended)  included an untrue  statement of a material fact or omitted to state a material fact  required to be stated  therein or necessary in order to make the  statements  therein  (and in the case of the  Prospectus,  in light of the circumstances  under which they were made) not

misleading under the 1933 Act, or any other statute or the common law.  However, the Fund does not agree to indemnify the  Distributor or hold it harmless to the extent  that the  statement  or  omission  was  made in  reliance  upon,  and in conformity  with  information  furnished  to the  Fund  by or on  behalf  of the
Distributor. The Fund will also not indemnify any Indemnitee with respect to any untrue  statement or omission made in the  Registration  Statement or Prospectus that is  subsequently  corrected in such  document  (or an amendment  thereof or supplement  thereto)  if  a  copy  of  the  Prospectus  (or  such  amendment  or supplement)  was not sent or  given  to the  person  asserting  any  such  loss, liability,  claim,  damage or expense at or before the written  confirmation  to such person in any case where such  delivery is required by the 1933 Act and the
Fund had notified the  Distributor  of the amendment or supplement  prior to the sending  of the  confirmation.  In no case (i) is the  indemnity  of the Fund in favor of any  Indemnitee  to be deemed to protect  the  Indemnitee  against  any liability  to the  Fund  or its  shareholders  to  which  the  Indemnitee  would otherwise  be  subject  by reason  of  willful  misfeasance,  bad faith or gross negligence  in the  performance  of its  duties  or by  reason  of its  reckless disregard of its  obligations  and duties under this  Agreement,  or (ii) is the
Fund to be liable under its indemnity agreement contained in this paragraph with respect to any claim made against any  Indemnitee  unless the  Indemnitee  shall have  notified the Fund in writing of the claim  within a reasonable  time after the summons or other first written notification giving information of the nature of the claim shall have been served upon Indemnitee (or after  Indemnitee  shall have received notice of service on any designated  agent).  However,  failure to notify the Fund of any claim shall not relieve the Fund from any liability which it may have to any Indemnitee against whom such action is brought otherwise than on account of its  indemnity  agreement  contained in this  paragraph.  The Fund shall be entitled to participate at its own expense in the defense, or, if it so elects, to assume the defense of any suit brought to enforce any claims,  but if the Fund elects to assume the defense, the defense shall be conducted by counsel chosen by it and  satisfactory  to  Indemnitee,  defendant or  defendants in the suit.  In the event the Fund elects to assume the defense of any suit and retain counsel,  Indemnitee,  defendant or defendants in the suit,  shall bear the fees and expenses of any  additional  counsel  retained by them. If the Fund does not elect to assume  the  defense of any suit,  it will  reimburse  the  Indemnitee, defendant or defendants in the suit, for the reasonable fees and expenses of any counsel retained by them. The Fund agrees to notify the Distributor  promptly of the  commencement  of any  litigation  or  proceedings  against it or any of its officers  or  Fundees  in  connection  with the  issuance  or sale of any of the
Creation Units or the Shares.

         (b) The Distributor  agrees to indemnify and hold harmless the Fund and each of its  Directors  and officers and any person who controls the Fund within the meaning of Section 15 of the 1933 Act (for purposes of this  paragraph,  the
Fund and each of its  Directors  and  officers and its  controlling  persons are collectively  referred to as the "Fund Affiliates") against any loss, liability, claim,  damages or expense  (including the reasonable cost of  investigating  or defending any alleged loss, liability,  claim, damages or expense and reasonable counsel fees  incurred in  connection  therewith)  which the Fund  Affiliate may incur  under the 1933 Act or any other  statute or common  law,  but only to the extent that such loss,  liability,  claim, damages or expense shall arise out of or be based upon (i) the  allegation of any wrongful act of the  Distributor  or any of its  employees  or  (ii)  allegation  that  the  Registration  Statement,
Prospectus, shareholder reports or other information filed or made public by the
Fund (as from time to time amended)  included an untrue  statement of a material fact or omitted to state a material  fact  required to be stated or necessary in order to make  the  statements  not  misleading,  insofar  as the  statement  or omission was made in reliance upon, and in conformity with information furnished to the Fund by or on behalf of the Distributor.  In no case (i) is the indemnity of the  Distributor  in favor of any Fund

Affiliate to be deemed to protect any Fund  Affiliate  against any  liability to the Fund or its security holders to which such Fund Affiliate would otherwise be subject by reason of willful  misfeasance,  bad faith or gross negligence in the performance  of its  duties  or by  reason  of  its  reckless  disregard  of its obligations  and duties under this  Agreement,  or (ii) is the Distributor to be liable under its indemnity agreement contained in this paragraph with respect to any claim made against any Fund Affiliate  unless the Fund Affiliate  shall have notified the  Distributor in writing of the claim within a reasonable time after the summons or the first written  notification  giving information of the nature of the claim shall have been served upon the Fund  Affiliate  (or after the Fund
Affiliate  shall  have  received  notice of service  on any  designated  agent).
However,  failure to notify the  Distributor  of any claim shall not relieve the
Distributor  from any liability which it may have to the Fund Affiliate  against whom the action is brought otherwise than on account of its indemnity  agreement contained in this paragraph. The Distributor shall be entitled to participate at its own expense in the defense or, if it so elects, to assume the defense of any suit brought to enforce the claim,  but if the Distributor  elects to assume the defense, the defense shall be conducted by counsel chosen by it and satisfactory to the Fund,  its officers and Board and to any  controlling  person or persons, defendant or  defendants in the suit.  In the event that  Distributor  elects to assume  the  defense  of any suit and retain  counsel,  the Fund or  controlling person or persons,  defendant or defendants in the suit, shall bear the fees and expenses of any additional counsel retained by them. If the Distributor does not elect to  assume  the  defense  of any suit,  it will  reimburse  the Fund,  its officers and Board or controlling person or persons,  defendant or defendants in the suit, for the reasonable fees and expenses of any counsel  retained by them.
The  Distributor  agrees to notify the Fund promptly of the  commencement of any litigation or proceedings against it in connection with the issuance and sale of any of the shares.

         (c) No indemnified party shall settle any claim against it for which it intends to seek  indemnification from the indemnifying party, under the terms of section 6(a) or 6(b) above, without the prior written notice to and consent from the indemnifying  party,  which consent shall not be unreasonably  withheld.  No indemnified or  indemnifying  party shall settle any claim unless the settlement contains a full release of liability  with respect to the other party in respect of such action. This section 6 shall survive the termination of this Agreement.

7.       Representations.

         (a)  The  Distributor  represents  and  warrants  that  (i) it is  duly organized  as a Colorado  corporation  and is and at all times will  remain duly authorized and licensed to carry out its services as contemplated  herein;  (ii)
the execution,  delivery and  performance of this Agreement are within its power and have been duly  authorized by all necessary  action;  and (iii) its entering into this  Agreement or  providing  the  services  contemplated  hereby does not conflict  with or  constitute a default or require a consent  under or breach of any provision of any agreement or document to which the  Distributor  is a party or by which it is bound and (iv) it is registered as a  broker-dealer  under the
1934 Act and is a member of the NASD.

         (b) The  Distributor  represents  and warrants that it will maintain an anti-money  laundering  program in compliance  with Title III of the Uniting and
Strengthening  America by Providing  Appropriate Tools Required to Intercept and
Obstruct  Terrorism Act of 2001 ("USA Patriot Act") and all applicable  laws and regulations  promulgated  thereunder.  The Distributor will supply the fund with copies of the Distributor's  anti-money  laundering  policy and procedures, and such other relevant certifications and representations regarding such policy and procedures as the Fund may reasonably request from time to time.

         (c) The  Distributor  represents and warrants that it has procedures in place  reasonably  designed  to  protect  the  privacy  of  non-public  personal consumer/customer  financial  information  to the extent  required by applicable law, rule and regulation.

         (d) The Fund represents and warrants that (i) it is duly organized as a
Maryland  Corporation  and is and at all times will  remain duly  authorized  to carry out its  obligations as contemplated  herein;  (ii) it is registered as an investment  company  under  the 1940  Act;  (iii) the  execution,  delivery  and performance of this Agreement are within its power and have been duly authorized by all  necessary  action;  and (iv) its entering into this  Agreement  does not conflict  with or  constitute a default or require a consent  under or breach of any  provision  of any  agreement or document to which the Fund is a party or by which it is bound.

8.       Duration, Termination and Amendment.

         (a) This  Agreement  shall be effective  on July 24,  2007,  and unless terminated as provided  herein,  shall continue for two years from its effective date, and thereafter  from year to year,  provided such  continuance is approved annually by the vote of a majority of the Board of Directors, and by the vote of those Directors who are not "interested  persons" of the Fund (the  "Independent
Directors")  and if a plan under Rule 12b-1 under the 1940 Act is in effect,  by the vote of those Directors who are not "interested persons" of the Fund and who are not parties to such Plan or this Agreement and have no financial interest in the operation of such Plan or in any  agreements  related to such Plan,  cast in person at a meeting  called  for the  purpose  of voting on the  approval.  This
Agreement may be terminated at any time, without the payment of any penalty,  as to each Portfolio (i) by vote of a majority of the Independent Directors or (ii)
by vote of a majority  (as  defined in the 1940 Act) of the  outstanding  voting securities of the Fund, on at least sixty (60) days prior written  notice to the
Distributor.  In addition,  this  Agreement may be terminated at any time by the
Distributor upon at least sixty (60) days prior written notice to the Fund. This
Agreement shall automatically terminate in the event of its assignment.  As used in this paragraph,  the terms  "assignment" and "interested  persons" shall have the respective meanings specified in the 1940 Act.

         (b)  During  such  period  as  the  Distributor  receives  compensation pursuant to the 12b-1 Plans, and this Agreement constitutes a 12b-1 Plan related agreement,  (i) any material  amendment to this Agreement  requires the approval provided for in paragraph (a) with respect to annual renewals of this Agreement, and (ii) any  amendment  that  materially  increases  the amount to be spent for distribution  services  requires the additional  approval of the majority of the
Fund's  outstanding  voting  securities  (as  defined  in the 1940  Act) of each affected Fund.

         (c) No provision of this Agreement may be changed,  waived,  discharged or terminated  except by an  instrument  in writing  signed by the party against which an enforcement of the change, waiver, discharge or termination is sought.

9.       Notice.  Any notice or other  communication  authorized  or required by this  Agreement  to be given to either  party  shall be in writing and deemed to have been given when delivered in person or by confirmed facsimile, or posted by certified  mail,  return receipt  requested,  to the

following  address  (or such  other  address  as a party may  specify by written notice to the other): if to the Distributor:  ALPS Distributors,  Inc., P.O. Box
328, Denver, CO 80201,  Attn.:  General Counsel,  if to the Fund:. 420 Lexington
Avenue, New York, New York 10170.

10.      Choice of Law.  This  Agreement  shall be governed by, and construed in accordance with, the laws of the state of Colorado, without giving effect to the choice of laws provisions thereof.

11.      Counterparties.   This  Agreement  may  be  executed  in  two  or  more
counterparts,  each of  which  shall be  deemed  an  original,  but all of which together shall constitute one and the same instrument.

12.      Severability. If any provisions of this Agreement shall be held or made invalid,  in whole or in part, then the other provisions of this Agreement shall remain in force.  Invalid  provisions shall, in accordance with this Agreement's intent and  purpose,  be  amended,  to the  extent  legally  possible,  by valid
provisions  in  order  to  effectuate  the  intended   results  of  the  invalid
provisions.

13.      Insurance.  The  Distributor  agrees  to  maintain  fidelity  bond  and liability  insurance  coverages which are, in scope and amount,  consistent with coverages  customary  for  distribution  activities  relating  to the Fund.  The
Distributor  shall  notify  the Fund upon  receipt  of any  notice of  material, adverse  change in the  terms or  provisions  of its  insurance  coverage.  Such notification  shall  include  the  date of  change  and the  reason  or  reasons therefor.  The Distributor  shall notify the Fund of any material claims against it, whether or not covered by insurance,  and shall notify the Fund from time to time as may be appropriate of the total outstanding  claims made by it under its insurance coverage.

14.      Segregation  of Fees and  Expenses.  Amounts  paid by each  Fund to the
Distributor  under its 12b-1 Plan either for  distribution  related  services or shareholder services shall not be used to pay for the distribution of Shares of, or shareholder  servicing in respect of, any other Fund. However, fees under the
12b-1 Plan  attributable  to the Fund as a whole shall be allocated to each Fund according  to the  method  adopted  by  the  Fund's  Board  of  Directors.  Fees attributable  to the Fund as a whole shall include any amounts payable under the
12b-1  Plans  to the  Distributor  for  its  services  rendered  hereunder.  The
Distributor's  allocation  of such 12b-1 Plan fees shall be subject to review by the Fund's Board of Directors.

15.      Confidentiality. During the term of this Agreement, the Distributor and the Fund may have access to confidential information relating to such matters as either party's business, trade secrets, systems, procedures,  manuals, products, contracts,  personnel,  and clients.  As used in this  Agreement,  "Confidential
Information" means information belonging to one of the parties which is of value to such party and the disclosure of which could result in a competitive or other
disadvantage  to  such  party.   Confidential   Information  includes,   without
limitation,   financial  information,   proposal  and  presentations,   reports,
forecasts,  inventions,  improvements  and other  intellectual  property;  trade secrets;  know-how;  designs,  processes or formulae;  software; market or sales information  or  plans;  customer  lists;  and  business  plans,  prospects  and opportunities  (such as possible  acquisitions  or dispositions of businesses or facilities).  Confidential  Information includes information developed by either party  in  the  course  of  engaging  in the  activities  provided  for in  this
Agreement,  unless:  (i) the  information  is or becomes  publicly known through lawful  means;  (ii) the  information  is disclosed to the other party without a

confidential   restriction  by  a  third  party  who  rightfully  possesses  the information  and did not obtain it, either  directly or indirectly,  from one of the  parties,  as the  case  may  be,  or any of  their  respective  principals, employees,  affiliated persons, or affiliated  entities.  The parties understand and agree that all Confidential  Information  shall be kept  confidential by the other both  during and after the term of this  Agreement.  The  parties  further agree that they will not, without the prior written approval by the other party, disclose such Confidential Information,  or use such Confidential Information in any way,  either  during the term of this  Agreement or at any time  thereafter, except as  required in the course of this  Agreement  and as proved by the other party or as required by law.

       IN WITNESS  WHEREOF,  the parties hereto have caused this Agreement to be executed  by their  officers  designated  below as of the date  first  set forth above.

                                  TDAX FUNDS, INC.

                                  By: /s/ David W. Jaffin
                                     -------------------------------------
                                  Title:Chief Financial Officer

                                  ALPS DISTRIBUTORS, INC.

                                  By: /s/ Thomas A. Carter
                                     -------------------------------------
                                  Name: Thomas A. Carter
                                  Title: Managing Director

                                    EXHIBIT A
                                    ---------

                                TDAX FUNDS, INC.

Portfolio
---------

TDAX Independence 2010 Exchange-Traded Fund
TDAX Independence 2020 Exchange-Traded Fund
TDAX Independence 2030 Exchange-Traded Fund
TDAX Independence 2040 Exchange-Traded Fund
TDAX Independence In-Target Exchange Traded Fund

                                                                  Exhibit (e)(2)

                        AUTHORIZED PARTICIPANT AGREEMENT
                                       FOR
                                TDAX FUNDS, INC.

         This Authorized Participant Agreement (the "Agreement") is entered into
by   and   between   ALPS   Distributor,    Inc.   (the    "Distributor")    and
__________________________________ (the "Authorized Participant" or "AP") and is
subject to  acceptance by The Bank of New York ("BNY ETF  Administrator"  or the
"Transfer Agent").  The Transfer Agent serves as the transfer agent for the TDAX
Funds,  Inc.  (the  "Company"  ) and is an Index  Receipt  Agent as that term is defined in the rules of the National Securities Clearing  Corporation  ("NSCC").
The Distributor,  the Transfer Agent and the Authorized Participant  acknowledge and agree that the Company shall be a third party beneficiary of this Agreement, and shall receive the benefits  contemplated  by this  Agreement,  to the extent specified  herein.  The  Distributor  has been  retained to provide  services as principal  underwriter  of the Company  acting on an agency basis in  connection with the sale and  distribution  of shares  of  beneficial  interest,  par value
$.0001 per share  (sometimes  referred to as "Shares"),  of each of the separate investment  portfolios  of  the  Company  (each  such  portfolio  a  "Fund"  and collectively, the "Funds") named on Annex I to this Agreement.

         As specified in the  Company's  prospectus  and statement of additional information  incorporated therein  (collectively,  the "Prospectus") included as part of its registration  statement,  as amended,  on Form N-1A (No.  811-22001)
("Registration  Statement"),  the  Shares  of any Fund  offered  thereby  may be purchased  or redeemed  only in  aggregations  of a  specified  number of Shares referred to therein and herein as a "Creation  Unit." All  references  to "cash"
shall refer to US Dollars ("USD").  The number of Shares constituting a Creation
Unit of each Fund is set forth in the  Prospectus.  Creation Units of Shares may be purchased only by or through an Authorized  Participant that has entered into an Authorized  Participant  Agreement with the Company and the Distributor.  The
Prospectus  provides that Creation Units  generally will be sold in exchange for an in-kind deposit of a designated  portfolio of equity securities (the "Deposit
Securities")  and an amount of cash computed as described in the Prospectus (the
"Cash  Component"),  plus a  purchase  "Transaction  Fee"  as  described  in the
Prospectus,  delivered to the Company by the Authorized  Participant for its own
account or acting on behalf of another party.  Together,  the Deposit Securities and the Cash Requirement constitute the "Creation Deposit," which represents the minimum initial and subsequent  investment  amount for Shares of any Fund of the
Company.  References to the Prospectus are to the then current  Prospectus as it may be  supplemented  or  amended  from  time to  time.  Capitalized  terms  not otherwise defined herein are used herein as defined in the Prospectus.

         This  Agreement  is  intended  to set forth  certain  premises  and the procedures  by which the  Authorized  Participant  may  purchase  and/or  redeem
Creation  Units of Shares (i)  through the  Continuous  Net  Settlement  ("CNS")
clearing  processes  of NSCC as such  processes  have  been  enhanced  to effect purchases and  redemptions of Creation  Units,  such processes being referred to herein as the "CNS Clearing  Process," or (ii) outside the CNS Clearing  Process
(i.e.,  through the manual process of The Depository  Trust Company ("DTC") (the
"DTC Process").  The procedures for processing an order to purchase Shares (each a "Purchase  Order") and an order to redeem Shares (each a  "Redemption  Order")
are described in the Company's Prospectus and in Annex II to this Agreement. All
Purchase and Redemption Orders must be made pursuant to the procedures set forth in the  Prospectus  and Annex II hereto,  as each may be amended by the  Company from time to time. An Authorized Participant may not place a

                                                                               1

                                                                  Exhibit (e)(2)

Purchase Order before the fifth (5th) Business Day (as defined below)  following execution and delivery to the Distributor of this Agreement and  notification by
the  Distributor  of  the  Authorized   Participant's   status.   An  Authorized
Participant may not cancel a Purchase Order or a Redemption Order after an order is placed by the Authorized Participant.

      The parties hereto in consideration of the premises and of the mutual agreements contained herein agree as follows:

1. STATUS OF AUTHORIZED PARTICIPANT.

         (a)  The  Authorized  Participant  hereby  represents,   covenants  and
warrants that with respect to Purchase  Orders or Redemption  Orders of Creation
Units of Shares of any Fund (i) through the CNS Clearing Process, it is a member of NSCC and an Authorized  Participant  in the CNS System of NSCC (as defined in the Fund's  Prospectus,  a "Participating  Party"),  and/or (ii) outside the CNS
Clearing Process,  it is a DTC Participant (as defined in the Fund's Prospectus, a "DTC  Participant").  The Authorized  Participant may place Purchase Orders or
Redemption  Orders for Creation Units either through the CNS Clearing Process or outside the CNS Clearing  Process,  subject to the  procedures  for purchase and redemption  set  forth in this  Agreement,  the  Prospectus  and Annex II hereto
("Execution  of Orders").  Any change in the foregoing  status of the Authorized
Participant shall terminate this Agreement and the Authorized  Participant shall give prompt  written  notice to the  Distributor,  the Company and the  Transfer
Agent of such change.

         (b) The Authorized  Participant hereby represents and warrants that it, unless Section 1(c) is applicable,  (i) is registered as a  broker-dealer  under the Securities  Exchange Act of 1934, as amended,  (ii) is qualified to act as a broker  or  dealer  in the  states  or other  jurisdictions  where it  transacts business,  and (iii) is a member in good standing of the National Association of
Securities  Dealers,  Inc. (the "NASD"),  and the Authorized  Participant agrees that it will maintain such registrations, qualifications, and membership in good standing and in full force and effect throughout the term of this Agreement. The
Authorized  Participant  agrees  to comply  with all  applicable  United  States federal laws, the laws of the states or other jurisdictions  concerned,  and the rules and regulations promulgated thereunder and with the Constitution,  By-Laws and Conduct Rules of the NASD,  and that it will not offer or sell Shares of any
Fund of the Company in any state or jurisdiction  where they may not lawfully be offered and/or sold.

         (c) If the Authorized  Participant is offering or selling Shares of any
Fund of the Company in jurisdictions outside the several states, territories and possessions  of the United  States  ("US") and is not  otherwise  required to be registered,  qualified,  or a  member  of the  NASD  as  set  forth  above,  the
Authorized Participant nevertheless agrees (i) to observe the applicable laws of the  jurisdiction  in which such offer and/or sale is made,  (ii) to comply with the full disclosure  requirements of the Securities Act of 1933, as amended (the
"1933 Act") and the regulations  promulgated thereunder and (iii) to conduct its business in accordance with the spirit of the NASD Conduct Rules.

         (d) The Authorized Participant represents, covenants and warrants that it has established and presently maintains an anti-money laundering program (the
"Program") reasonably designed to prevent the Authorized Participant from being used as a conduit for money laundering or other illicit purposes or the financing of terrorist activities, and is in compliance with the Program and all anti-money laundering laws, regulations and rules now or

                                                                               2

                                                                  Exhibit (e)(2)

hereafter in effect that are applicable to it, including, without limitation, the Uniting and Strengthening America by Providing Appropriate Tools Required to
Intercept and Obstruct Terrorism Act of 2001 (the "USA PATRIOT ACT").

         (e) The Authorized  Participant  understands and acknowledges  that the method by which  Creation  Units of Shares  will be created and traded may raise certain  issues under  applicable  securities  laws.  For  example,  because new
Creation  Units of Shares  may be issued  and sold by the  Company on an ongoing basis, at any point a "distribution,"  as such term is used in the 1933 Act, may be occurring.  The Authorized Participant understands and acknowledges that some activities on its part, depending on the circumstances,  may result in its being deemed a  participant  in a  distribution  in a manner  which could  render it a statutory  underwriter  and subject it to the prospectus  delivery and liability provisions  of the 1933  Act.  The  Authorized  Participant  should  review  the
"Continuous  Offering"  section of the SAI and  consult  with its own counsel in connection  with  entering  into this  Agreement  and placing an Order  (defined below).  The Authorized  Participant  also  understands  and  acknowledges  that dealers who are not  "underwriters"  but are effecting  transactions  in Shares, whether  or not  participating  in the  distribution  of Shares,  are  generally required to deliver a prospectus.

         (f) The Authorized  Participant  has the capability to send and receive communications  via  authenticated  telecommunication  facility  to and from the
Distributor,  the Custodian,  and the Authorized  Participant's  custodian.  The
Authorized  Participant shall confirm such capability to the satisfaction of the
Distributor  and the Custodian prior to placing its first Order with the BNY ETF
Administrator (whether it is a Purchase Order or a Redemption Order).

2. EXECUTION OF PURCHASE ORDERS AND REDEMPTION ORDERS.

         (a)  All  Purchase  Orders  or  Redemption  Orders  shall  be  made  in accordance  with the terms of the  Prospectus  and the  procedures  described in
Annex II hereto.  Each party hereto agrees to comply with the provisions of such documents to the extent  applicable to it. It is contemplated that the telephone lines used by the BNY ETF  Administrator of the Transfer Agent will be recorded, and the  Authorized  Participant  hereby  consents to the recording of all calls with  the BNY ETF  Administrator.  The  Company  reserves  the  right  to  issue additional or other procedures relating to the manner of purchasing or redeeming
Creation  Units  and the  Authorized  Participant  agrees  to  comply  with such procedures as may be issued from time to time,  including but not limited to the
Cash Collateral Settlement Procedures that are referenced in Annex II hereto.

         (b) The  Authorized  Participant  acknowledges  and agrees on behalf of itself and any party for which it is acting (whether as a customer or otherwise)
that  delivery of a Purchase  Order or  Redemption  Order shall be  irrevocable, provided that the Company and the Distributor on behalf of the Company  reserves the right to reject any Purchase  Order until the trade is released as "good" as described  in Annex II hereto  and any  Redemption  Order that is not in "proper form" as defined in the Prospectus.

         (c) With respect to any Redemption  Order,  the Authorized  Participant
also  acknowledges  and agrees on behalf of itself and any party for which it is acting  (whether  as a  customer  or  otherwise)  to return to the  Company  any dividend,  distribution or other corporate action paid to it or to the party for which it is acting in respect of any Deposit Security that is transferred to the
Authorized  Participant  or any party for which it is acting that,  based on the

                                                                               3

                                                                  Exhibit (e)(2)

valuation  of such Deposit  Security at the time of  transfer,  should have been paid to the  Company.  With  respect to any  Redemption  Order,  the  Authorized
Participant  also  acknowledges and agrees on behalf of itself and any party for which it is acting  (whether  as a customer  or  otherwise)  that the Company is entitled to reduce the amount of money or other  proceeds due to the  Authorized
Participant  or any party  for  which it is  acting  by an  amount  equal to any dividend,  distribution  or other  corporate  action  to be paid to it or to the party  for  which it is  acting  in  respect  of any  Deposit  Security  that is transferred  to the  Authorized  Participant or any party for which it is acting that,  based on the valuation of such Deposit  Security at the time of transfer, should be paid to the Fund.  With  respect to any Purchase  Order,  the Transfer
Agent,  on  behalf  of the  Company,  acknowledges  and  agrees to return to the
Authorized  Participant  or any  party  for  which it is  acting  any  dividend, distribution  or other  corporate  action  paid to the Company in respect of any
Deposit Security that is transferred to the Company that, based on the valuation of such Deposit  Security at the time of transfer,  should have been paid to the
Authorized Participant or any party for which it is acting.

3.   NSCC.

         Solely with respect to Purchase  Orders or Redemption  Orders  effected through the CNS Clearing Process, the Authorized Participant, as a Participating
Party, hereby authorizes the Transfer Agent to transmit to the NSCC on behalf of the Authorized  Participant such instructions,  including amounts of the Deposit
Securities and Cash Component as are necessary, consistent with the instructions issued by the Authorized Participant to a BNY ETF Administrator.  The Authorized
Participant  agrees to be bound by the terms of such instructions  issued by the
Transfer Agent and reported to NSCC as though such  instructions  were issued by the Authorized Participant directly to NSCC.

4. PROSPECTUS, MARKETING MATERIALS AND REPRESENTATIONS.

         (a) The Distributor will provide to the Authorized  Participant  copies of the then  current  Prospectus  and any printed  supplemental  information  in reasonable  quantities upon request.  The Distributor  represents,  warrants and
agrees  that  it  will  notify  the  Authorized   Participant  when  a  revised,
supplemented  or amended  Prospectus  for any Fund is  available  and deliver or otherwise make available to the Authorized  Participant  copies of such revised, supplemented or amended Prospectus at such time and in such numbers as to enable the Authorized  Participant to comply with any obligation it may have to deliver
such  Prospectus  to  customers.   The  Distributor   will  make  such  revised,
supplemented or amended  Prospectus  available to the Authorized  Participant no later than its effective date. The Distributor  shall be deemed to have complied with this Section 4 when the Authorized  Participant  has received such revised, supplemented  or amended  prospectus  by email at [insert  e-mail  address],  in printable  form,  with such  number of hard copies as may be agreed from time to time by the parties promptly thereafter.

         (b) The Distributor  represents and warrants that (i) the  Registration
Statement and the Prospectus contained therein conforms in all material respects to the  requirements of the Securities Act of 1933 ("the 1933 Act"), as amended, and the rules and  regulations of the Securities and Exchange  Commission  ("the
SEC") thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing  date as to the  Prospectus  and any  amendment  or  supplement  thereto, contain an untrue  statement of a material fact or omit to state a material fact required to be

                                                                               4

                                                                  Exhibit (e)(2)

stated therein or necessary to make the statements therein not misleading;  (ii)
the sale and distribution of the Shares as contemplated herein will not conflict with or result in a breach or  violation  of any  statute or any order,  rule or regulation of any court or governmental  agency or body having jurisdiction over the  Company,  any Fund or the  Distributor;  and  (iii) no  consent,  approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issuance and sale of the Shares, except the registration under the 1933 Act of the Shares.

         (c) The Authorized Participant represents,  warrants and agrees that it will not make any  representations  concerning Shares other than those contained in the  Company's  then current  Prospectus or in any  promotional  materials or sales literature furnished to the Authorized Participant by the Distributor. The
Authorized  Participant  agrees not to furnish or cause to be  furnished  to any person or display or publish any  information  or  materials  relating to Shares
(including,  without  limitation,  promotional  materials and sales  literature, advertisements,  press releases,  announcements,  statements,  posters, signs or other  similar  materials),  except such  information  and  materials  as may be furnished  to the  Authorized  Participant  by the  Distributor  and such  other information and materials as may be approved in writing by the Distributor.  The
Authorized Participant understands that neither the Company nor any of its Funds will be advertised or marketed as an open-end  investment  company,  (i.e., as a mutual  fund),  which offers  redeemable  securities,  and that any  advertising materials will prominently disclose that the Shares are not redeemable shares of the Company.  In  addition,  the  Authorized  Participant  understands  that any advertising  material  that  addresses  redemptions  of  Shares,  including  the
Prospectus,  will  disclose  that the  owners of Shares may  acquire  Shares and tender Shares for redemption to the Company in whole Creation Units only.

         (d)  Notwithstanding  the  foregoing,  the Authorized  Participant  may without the written  approval of the  Distributor  prepare and  circulate in the regular  course of its  business  research  reports  that  include  information, opinions or  recommendations  relating  to Shares (i) for public  dissemination, provided that such research  reports compare the relative merits and benefits of
Shares with other products and are not used for purposes of marketing Shares and
(ii) for internal use by the Authorized Participant.

5. TITLE TO SECURITIES; RESTRICTED SHARES.

         The Authorized Participant represents on behalf of itself and any party for which it acts that upon delivery of a portfolio of Deposit Securities to the
Custodian  in  accordance  with the terms of the  Prospectus,  the Company  will acquire good and unencumbered  title to such  securities,  free and clear of all liens,  restrictions,  charges and  encumbrances  and not subject to any adverse claims, including, without limitation, any restriction upon the sale or transfer of such securities  imposed by (i) any agreement or arrangement  entered into by the  Authorized  Participant  or any party for which it is acting in  connection with a Purchase Order or (ii) any provision of the 1933 Act, and any regulations thereunder (except that portfolio  securities of issuers other than U.S. issuers shall not be required to have been registered  under the 1933 Act if exempt from such  registration),  or of the  applicable  laws or  regulations  of any  other applicable jurisdiction and (iii) no such securities are "restricted securities"
as such term is used in Rule 144(a)(3)(i) promulgated under the 1933 Act.

6. CASH COMPONENT AND FEES.

                                                                               5

                                                                  Exhibit (e)(2)

         The  Authorized  Participant  hereby agrees that as between the Company and itself or any party for which it acts in  connection  with a Purchase  Order for any Fund,  it will make  available  in same day funds for each  purchase  of
Shares an  amount of cash  sufficient  to pay the Cash  Component  and any other amounts  of cash due to the  Company  in  connection  with the  purchase  of any
Creation Unit of Shares (including the purchase  Transaction Fee for in-kind and cash purchases and the additional  variable charge for cash purchases  (when, in the sole discretion of the Company, cash purchases are available or specified as described in the  Prospectus))  (the "Cash  Amount") which shall be made through
DTC to an account  maintained by the Custodian and shall be provided in same day or immediately  available  funds on or before the settlement  date in accordance with the Company's  Prospectus  ("Contractual  Settlement Date"). The Authorized
Participant hereby agrees to ensure that the Cash Amount will be received by the
Company on or before the Contractual  Settlement  Date, and in the event payment of such Cash Amount has not been made by such  Contractual  Settlement Date, the
Authorized Participant agrees on behalf of itself or any party for which it acts in connection with a Purchase Order to pay the full cash amount,  plus interest, computed at such reasonable rate as may be specified by the Company from time to time.  The  Authorized  Participant  may  require  its  customer to enter into a written agreement with the Authorized Participant with respect to such matters.

7.  ROLE OF AUTHORIZED PARTICIPANT.

         (a) The  Authorized  Participant  acknowledges  and agrees that for all purposes of this Agreement,  the Authorized  Participant will be deemed to be an independent  contractor,  and will  have no  authority  to act as agent  for the
Company,  any Fund,  the  Distributor,  the  Custodian,  in any matter or in any respect.  The  Authorized  Participant  agrees to make itself and its  employees available,  upon  request,  during  normal  business  hours to consult  with the
Company,  the  Distributor,  the  Custodian,  or  the  Authorized  Participant's
custodian  or their  designees  concerning  the  performance  of the  Authorized
Participant's responsibilities under this Agreement.

         (b) In executing this Agreement,  the Authorized  Participant agrees in connection  with any purchase or redemption  transactions in which it acts for a customer or for any other Authorized Participant or indirect participant, or any other shareholder in an underlying shares account ("Beneficial  Owner"), that it shall  extend to any such party all of the rights,  and shall be bound by all of the  obligations,  of a DTC Participant in addition to any  obligations  that it undertakes hereunder or in accordance with the Prospectus.

         (c) The Authorized  Participant agrees to maintain records of all sales of Shares  made by or through it and to  furnish  copies of such  records to the
Company or the Distributor upon the request of the Company or the Distributor.

8. AUTHORIZED PERSONS OF THE AUTHORIZED PARTICIPANT.

         Concurrently with the execution of this Agreement and from time to time thereafter as may be requested by the Company or the Distributor, the Authorized
Participant shall deliver to the Distributor and the Company, with copies to the
Transfer Agent at the address  specified below, duly certified as appropriate by its  Secretary  or other  duly  authorized  official,  a  certificate  in a form approved  by the Company  (see Annex III to this  Agreement)  setting  forth the names and signatures of all persons authorized to give instructions  relating to any activity

                                                                               6

                                                                  Exhibit (e)(2)

contemplated hereby or any other notice, request or instruction on behalf of the
Authorized   Participant  (each  such  person  an  "Authorized  Person").   Such
certificate  may be accepted and relied upon by the  Distributor and the Company as conclusive evidence of the facts set forth therein and shall be considered to be in full force and effect until delivery to the Distributor and the Company of a superseding certificate in a form approved by the Company bearing a subsequent date. Upon the termination or revocation of authority of such Authorized  Person by the Authorized  Participant,  the Authorized Participant shall give immediate written notice of such fact to the  Distributor  and the Company and such notice shall be effective  upon receipt by both the  Distributor  and the Company.  The
Distributor  shall  issue  to each  Authorized  Participant  a  unique  personal identification number ("PIN Number") by which such Authorized  Participant shall be identified and instructions  issued by the Authorized  Participant  hereunder shall be  authenticated.  The PIN  Number  shall be kept  confidential  and only provided to Authorized Persons. If after issuance,  an Authorized  Participant's
PIN  Number is  changed,  the new PIN Number  will  become  effective  on a date mutually agreed upon by the Authorized Participant and the Distributor.

9.  REDEMPTION.

         The  Authorized  Participant  understands  and agrees  that  Redemption
Orders may be submitted only on days that the US stock exchange where the Shares are principally listed (as specified in the Prospectus) (the "Listing Exchange")
is open for trading or business.

         (a) The Authorized Participant represents and warrants that it will not attempt to place a Redemption  Order for the purpose of  redeeming  any Creation
Unit of Shares of any Fund unless it first  ascertains  that it or its customer, as the case may be,  owns  outright  or has full legal  authority  and legal and beneficial right to tender for redemption the requisite number of Creation Units of Shares of the relevant Fund to be redeemed and to the entire  proceeds of the redemption and that such Shares have not been loaned or pledged to another party and are not the subject of a repurchase agreement,  securities lending agreement or any other  arrangement that would preclude the delivery of such Shares to the
Transfer Agent in accordance with the Prospectus or as otherwise required by the
Company. The Authorized  Participant  understands that Shares of any Fund may be redeemed  only when one or more Creation  Units of Shares of a Beneficial  Owner are held in the account of a single Authorized Participant.

          (b) In the  case  of a  resident  Australian  or  New  Zealand  holder notwithstanding the foregoing, the Authorized Participant understands and agrees that such  holder is only  entitled  to  receive  cash  upon its  redemption  of
Creation  Units of Shares.  In the Redemption  Order the Authorized  Participant
will be  required  to confirm  that an in-kind  redemption  request has not been submitted on behalf of a beneficial owner who is an Australian resident.

10. BENEFICIAL OWNERSHIP.
         (a)  The  Authorized   Participant   represents  and  warrants  to  the
Distributor and the Company that (based upon the number of outstanding Shares of each such Fund made publicly available by the Company) it does not, and will not in the future,  hold for the account of any single Beneficial Owner of Shares of the relevant  Fund,  eighty  percent (80%) or more of the currently  outstanding
Shares  of such  relevant  Fund,  so as to cause the Fund to have a basis in the portfolio securities deposited with the Fund with respect to such Fund different from the market value of such portfolio  securities on the date of such deposit, pursuant to section 351 of the Internal  Revenue Code of 1986,  as amended.  The
Authorized  Participant  agrees that the

                                                                               7

                                                                  Exhibit (e)(2)

confirmation  relating to any order for one or more Creation  Units of Shares of any Fund shall state as follows:

        "Purchaser  represents and warrants that,  after giving effect to the purchase of Shares to which this  confirmation  relates, it will not hold 80% or more of the  outstanding  Shares of the relevant  Fund of the  Company  and that it will not treat such purchase as eligible for tax-free  treatment  under Section 351 of the Internal Revenue Code of 1986, as amended.  If purchaser is a dealer, it agrees to deliver similar written confirmations to any  person  purchasing  any of the  Shares  to  which  this confirmation relates from it."

       (b) The Company and its  Transfer  Agent and  Distributor  shall have the right to require information from the Authorized  Participant  regarding Shares'
ownership of each Fund,  and to rely  thereon to the extent  necessary to make a determination  regarding  ownership of 80% or more of the currently  outstanding
Shares of any Fund by a Beneficial  Owner as a condition to the  acceptance of a deposit of Deposit Securities.

11.  INDEMNIFICATION.

This section 11 shall survive the termination of this Agreement.

         (a) The  Authorized  Participant  hereby  agrees to indemnify  and hold harmless the  Distributor,  the Company,  the Transfer Agent,  their  respective subsidiaries,  affiliates,  directors,  officers, employees and agents, and each person,  if any, who controls  such persons  within the meaning of Section 15 of the 1933 Act  (each an "AP  Indemnified  Party")  from  and  against  any  loss, liability,  cost and expense  (including  attorneys'  fees)  incurred by such AP
Indemnified Party as a result of (i) any breach by the Authorized Participant of any provision of this  Agreement  that relates to such  Authorized  Participant;
(ii) any failure on the part of the Authorized Participant to perform any of its obligations  set forth in the  Agreement;  (iii) any  failure by the  Authorized
Participant to comply with applicable  laws,  including rules and regulations of self-regulatory  organizations;  (iv)  actions of such AP  Indemnified  Party in reliance upon any  instructions  issued in  accordance  with Annex II, III or IV hereto (as each may be amended  from time to time)  reasonably  believed  by the
Distributor  and/or the  Transfer  Agent to be genuine and to have been given by the  Authorized  Participant,  or (v)(1) any  representation  by the  Authorized
Participant,  its  employees  or its agents or other  representatives  about the
Shares,  any AP Indemnified Party or the Company that is not consistent with the
Company's  then-current  Prospectus  made in  connection  with the  offer or the solicitation  of an offer to buy or sell Shares and (2) any untrue  statement or alleged untrue  statement of a material fact contained in any research  reports, marketing  material  and sales  literature  described in Section 4 hereof or any alleged  omission to state therein a material fact required to be stated therein or necessary to make the  statements  therein not  misleading to the extent that such statement or omission  relates to the Shares,  any AP Indemnified  Party or the Company, unless, in either case, such representation,  statement or omission was made or included by the Authorized  Participant at the written  direction of the  Company  or tthe  Distributor  or is based  upon any  omission  or  alleged omission  by the  Company  or the  Distributor  to  state  a  material  fact  in connection  with such  representation,  statement or omission  necessary to make such  representation,  statement  or omission  not  misleading.  The  Authorized
Participant and the Distributor understand and agree that the Company as a third party  beneficiary to this Agreement is entitled and intends to proceed directly against the

                                                                               8

                                                                  Exhibit (e)(2)

Authorized  Participant  in the event that the Authorized  Participant  fails to honor  any of its  obligations  pursuant  to this  Agreement  that  benefit  the
Company.  The Authorized  Participant  shall not be liable to the AP Indemnified
Party for any damages  arising out of mistakes or errors in data provided to the
Authorized  Participant,  or mistakes or errors by, or out of  interruptions  or delays of communications  with the AP Indemnified Parties due to any action of a service provider to the Company.

         (b) The  Distributor  hereby  agrees to indemnify and hold harmless the
Authorized  Participant,  its respective  subsidiaries,  affiliates,  directors, officers,  employees  and agents,  and each person,  if any,  who controls  such persons  within the  meaning of Section 15 of the 1933 Act (each a  "Distributor
Indemnified  Party")  from and  against  any loss,  liability,  cost and expense
(including attorneys' fees) incurred by such Distributor  Indemnified Party as a result of (i) any breach by the  Distributor  of any provision of this Agreement that relates to the Distributor; (ii) any failure on the part of the Distributor to perform any of its obligations set forth in this Agreement; (iii) any failure by  the  Distributor  to  comply  with  applicable  laws,  including  rules  and regulations of self-regulatory  organizations;  (iv) actions of such Distributor
Indemnified  Party in reliance upon any instructions  issued or  representations made in accordance with Annex II, III and IV hereto (as each may be amended from time to time)  reasonably  believed by the Authorized  Participant to be genuine and to have  been  given by the  Distributor,  or (v) any  untrue  statement  or alleged  untrue  statement  of a material  fact  contained  in the  Registration
Statement of the Company as  originally  filed with the SEC or in any  amendment thereof, or in any prospectus or any statement of additional information, or any amendment thereof or supplement  thereto,  or arise out of or are based upon the omission or alleged  omission to state  therein a material  fact  required to be stated therein or necessary to make the statements  therein not  misleading,  in connection  with the  Authorized  Participant's  acting  in its  capacity  as an
Authorized  Participant.  The Distributor  shall not be liable to any Distribuor
Indemnified  Party for any  damages  arising  out of  mistakes or errors in data provided to the  Distributor,  or mistakes or errors by, or out of interruptions or delays of communications with the Distributor Indemnified Parties, due to any action of a service provider to the Company.

         (c) This  Section  11 shall not apply to the  extent  any such  losses, liabilities,  damages,  costs  and  expenses  are  incurred  as a  result  or in connection  with any gross  negligence,  bad faith or willful  misconduct on the part of the AP Indemnified  Party or the Distributor  Indemnified  Party, as the
case may be. The term "affiliate" in this Section 11 shall include, with respect to any person, entity or organization,  any other person, entity or organization which directly,  or indirectly through one or more intermediaries,  controls, is
controlled  by  or  is  under  common  control  with  such  person,   entity  or
organization.

12. LIMITATION OF LIABILITY.

         (a) The  Distributor  and the Transfer Agent  undertake to perform such duties and only such duties as are  expressly  set forth  herein,  or  expressly incorporated herein by reference,  and no implied covenants or obligations shall be read into this Agreement against the Distributor or the Transfer Agent.

         (b) In the absence of bad faith,  negligence  or willful  misconduct on its part,  neither the  Distributor,  nor the  Transfer  Agent,  whether  acting directly or through  agents or  attorneys  as

                                                                               9

                                                                  Exhibit (e)(2)

provided in paragraph (d) below, shall be liable for any action taken,  suffered or omitted or for any error of judgment  made by any of them in the  performance of their duties hereunder.  Neither the Distributor nor the Transfer Agent shall be  liable  for any  error of  judgment  made in good  faith  unless  the  party exercising  such shall have been negligent in  ascertaining  the pertinent facts necessary  to make  such  judgment.  In no event  shall the  Distributor  or the
Transfer Agent be liable for special,  indirect or consequential  loss or damage of any kind whatsoever  (including but not limited to lost profit), even if such parties  have  been  advised  of the  likelihood  of  such  loss or  damage  and regardless  of the form of  action.  In no event  shall the  Distributor  or the
Transfer  Agent be liable for the acts or  omissions  of DTC,  NSCC or any other securities depository or clearing corporation.

         (c) Neither the Distributor nor the Transfer Agent shall be responsible or liable for any failure or delay in the performance of their obligations under
this  Agreement   arising  out  of  or  caused,   directly  or  indirectly,   by
circumstances beyond its reasonable control, including without limitation,  acts of God;  earthquakes;  fires;  floods;  wars;  civil or  military  disturbances;
terrorism;  sabotage;  epidemics; riots;  interruptions;  loss or malfunction of utilities, computer (hardware or software) or communications service; accidents;
labor disputes; acts of civil or military authority or governmental actions.

         (d) The Distributor and the Transfer Agent may conclusively  rely upon, and shall be fully  protected  in acting or  refraining  from acting  upon,  any communication  authorized  hereby  and upon  any  written  or oral  instruction, notice, request, direction or consent reasonably believed by them to be genuine.

         (e) The Transfer Agent shall not be required to advance, expend or risk its own funds or otherwise incur or become exposed to financial liability in the performance  of its duties  hereunder,  except as may be required as a result of its own gross negligence, willful misconduct or bad faith.

         (f) Tax Liability. To the extent any payment of any transfer tax, sales or use tax,  stamp tax,  recording tax, value added tax or any other similar tax or  government  charge  applicable to the creation or redemption of any Creation
Unit of Shares of any Fund made  pursuant  to this  Agreement  is  imposed,  the
Authorized  Participant  shall be  responsible  for the  payment  of such tax or government  charge  regardless  of  whether or not such tax or charge is imposed directly  on the  Authorized  Participant.  To the  extent  the  Company  or the
Distributor  is  required by law to pay any such tax or charge,  the  Authorized
Participant  agrees to  promptly  indemnify  such  party  for any such  payment, together with any applicable penalties, additions to tax or interest thereon.

13.  INFORMATION ABOUT CREATION DEPOSITS.

         The Authorized Participant understands that the number and names of the designated  portfolio  of  Deposit  Securities  to be  included  in the  current
Creation  Deposit for each Fund will be made  available by NSCC on each day that the Listing Exchange is open for trading and will also be made available on each such day through the facilities of the NSCC.

14. ACKNOWLEDGMENT.

                                                                              10

                                                                  Exhibit (e)(2)

         The Authorized  Participant  acknowledges receipt of the Prospectus and represents that it has reviewed and understands such documents .

15.  NOTICES.

         Except  as  otherwise  specifically  provided  in this  Agreement,  all notices  required or permitted to be given pursuant to this  Agreement  shall be given in writing  and  delivered  by  personal  delivery  or by postage  prepaid
registered  or  certified  United  States  first  class  mail,   return  receipt
requested,  or by telex,  telegram  or  facsimile  or similar  means of same day delivery (with a confirming copy by mail). Unless otherwise notified in writing, all notices to the Company  shall be at the address or  telephone,  facsimile or telex numbers as follows:

                   Attn:   TDAX Funds, Inc.
                           c/o XShares Advisors LLC
                           420 Lexington Ave, Suite 2550
                           New York, NY  10170
                           Attn: Anthony Dudzinski
                           P: (212)986-7900; F: (212)867-3857

         All notices to the  Authorized  Participant,  the  Distributor  and the
Transfer Agent shall be directed to the address or telephone, facsimile or telex numbers indicated below the signature line of such party.

16.  EFFECTIVENESS, TERMINATION AND AMENDMENT.

         (a) This Agreement shall become  effective five (5) Business Days after execution and delivery to the Distributor  upon notice by the Distributor to the
Authorized  Participant.  A  "Business  Day"  shall  mean  each day the  Listing
Exchange is open for regular  trading.  This  Agreement may be terminated at any time by any party upon sixty (60) days prior written notice to the other parties and may be terminated  earlier by the Company or the  Distributor at any time in the event of a breach by the  Authorized  Participant  of any  provision of this
Agreement or the procedures  described or  incorporated  herein.  This Agreement supersedes any prior such agreement between or among the parties.

         (b) This  Agreement  may be amended by the  Company or the  Distributor from time to time without the consent of any  Beneficial  Owner by the following procedure.  The Company or the Distributor  will mail a copy of the amendment to the Authorized  Participant and the Company or Distributor,  as applicable.  For purposes  of this  Agreement,  mail will be  deemed  received  by the  recipient thereof on the fifth (5th)  Business Day following the deposit of such mail into the U.S. Postal system. If neither the Authorized Participant or the other party objects in writing to the amendment within five (5) days after its receipt,  the amendment will become part of this Agreement in accordance with its terms.

17. GOVERNING LAW; CONSENT TO JURISDICTION.

          This Agreement  shall be governed by and construed in accordance  with the laws of the State of New York  (regardless of the laws that might  otherwise govern under applicable New York conflict of laws principles) as to all matters, including matters of validity,  construction,

                                                                              11

                                                                  Exhibit (e)(2)

effect,  performance and remedies. Each party hereto irrevocably consents to the jurisdiction  of the  courts of the State of New York and of any  federal  court located in the Borough of Manhattan in such State in connection with any action, suit or other  proceeding  arising out of or relating to this  Agreement  or any action taken or omitted hereunder,  and waives any claim of forum non conveniens and any  objections as to laying of venue.  Each party further  waives  personal service of any  summons,  complaint  or other  process and agrees  that  service thereof may be made by certified or  registered  mail  directed to such party at such party's address for purposes of notices  hereunder.  Each party hereto each hereby  irrevocably  waives  any and all  rights  to trial by jury in any  legal proceeding arising out of or relating to this Agreement.

18.  SUCCESSORS AND ASSIGNS.

         This Agreement and all of the  provisions  hereof shall be binding upon and inure to the  benefit of the  parties and their  respective  successors  and permitted assigns.

19.  ASSIGNMENT.

         Neither this Agreement nor any of the rights,  interests or obligations hereunder  shall be assigned by any party without the prior  written  consent of the other  parties,  except  that any entity  into  which a party  hereto may be merged or converted or with which it may be consolidated or any entity resulting from any merger,  conversion,  or  consolidation  to which such party  hereunder shall be a party, or any entity  succeeding to all or  substantially  all of the business of the party, shall be the successor of the party under this Agreement.
The  party  resulting  from  any  such  merger,  conversion,   consolidation  or
succession  shall notify the other parties  hereto of the change.  Any purported assignment in violation of the provisions hereof shall be null and void.

20.  INTERPRETATION.

         The article and section headings contained in this Agreement are solely for the purpose of  reference,  are not part of the agreement of the parties and shall not in any way affect the meaning or interpretation of this Agreement.

21.  ENTIRE AGREEMENT.

         This Agreement,  along with any other agreement or instrument delivered pursuant to this Agreement,  supersede all prior  agreements and  understandings between the parties with respect to the subject matter hereof.

22.  SEVERANCE.

         If any  provision  of this  Agreement  is held by any court or any act, regulation, rule or decision of any other governmental or supra national body or authority or regulatory or self-regulatory  organization to be invalid,  illegal or unenforceable for any reason,  it shall be invalid,  illegal or unenforceable only to the  extent so held and shall  not  affect  the

                                                                              12

                                                                  Exhibit (e)(2)

validity,  legality or  enforceability of the other provisions of this Agreement
and  this  Agreement  will  be  construed  as  if  such  invalid,   illegal,  or
unenforceable  provision had never been contained herein, unless the Distributor determines  in its  discretion,  after  consulting  with the  Company,  that the provision of this Agreement that was held invalid, illegal or unenforceable does affect the validity,  legality or enforceability of one or more other provisions of this Agreement,  and that this Agreement should not be continued  without the provision  that was held invalid,  illegal or  unenforceable,  and in that case, upon the Distributor's notification of the Company of such a determination, this
Agreement shall  immediately  terminate and the  Distributor  will so notify the
Authorized Participant immediately.

23. NO STRICT CONSTRUCTION.

          The language used in this  Agreement will be deemed to be the language chosen by the  parties to express  their  mutual  intent,  and no rule of strict construction will be applied against any party.

24. SURVIVAL.

         Section 11  (Indemnification)  hereof shall survive the  termination of this Agreement.

25. OTHER USAGES.

         The following  usages shall apply in interpreting  this Agreement:  (i)
references  to  a  governmental  or  quasigovernmental   agency,   authority  or
instrumentality  shall  also refer to a  regulatory  body that  succeeds  to the functions of such agency,  authority or  instrumentality;  and (ii)  "including"
means "including, but not limited to."

26.  COUNTERPARTS.

         This  Agreement  may be executed in one or more  counterparts,  each of which will be deemed to be an original copy of this  Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement.

                            [Signature Page Follows]

                                                                              13

                                                                  Exhibit (e)(2)

       IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered as of the day and year written below.

DATED:  ____________

                ALPS DISTRIBUTORS, INC.
                BY:___________________________________
                TITLE:________________________________
                ADDRESS:  1290 Broadway, Suite 1100, Denver CO  80203
                TELEPHONE: 303.623.2577
                FACSIMILE:  303.623.7850

                [NAME OF  AUTHORIZED PARTICIPANT]
                BY:___________________________________
                TITLE:________________________________
                ADDRESS:______________________________
                TELEPHONE:____________________________
                FACSIMILE:___________________________________

                ACCEPTED BY: THE BANK OF NEW YORK, AS TRANSFER AGENT
                BY:__________________________________________
                TITLE:_______________________________________
                ADDRESS:_____________________________________
                TELEPHONE:___________________________________
                FACSIMILE:___________________________________

                                                                              14

                                                                  Exhibit (e)(2)

                                                                         ANNEX I
                                                                              TO
                                                AUTHORIZED PARTICIPANT AGREEMENT
                                                            FOR TDAX FUNDS, INC.

TDAX Independence 2010 Exchange-Traded Fund
TDAX Independence 2020 Exchange-Traded Fund
TDAX Independence 2030 Exchange-Traded Fund
TDAX Independence 2040 Exchange-Traded Fund
TDAX Independence In-Target Exchange-Traded Fund

                                                                              15

                                                                  Exhibit (e)(2)

                                                                        ANNEX II
                                                                              TO
                                                AUTHORIZED PARTICIPANT AGREEMENT
                                                            FOR TDAX FUNDS, INC.

                            PROCEDURES FOR PROCESSING
                            -------------------------
                      PURCHASE ORDERS AND REDEMPTION ORDERS
                      -------------------------------------

         This Annex II to the Authorized  Participant  Agreement supplements the
Prospectus  with  respect  to the  procedures  to be  used in  processing  (1) a
Purchase Order for the purchase of Shares of TDAX Funds,  Inc. in Creation Units of each  Fund and a  (2)Redemption  Order for the  redemption  of Shares of TDAX
Funds, Inc. in Creation Units of each Fund.  Capitalized terms, unless otherwise defined in this Annex II, have the meanings attributed to them in the Authorized
Participant Agreement or the Prospectus.

         An  Authorized  Participant  is required to have signed the  Authorized
Participant Agreement. Upon acceptance of the Agreement and execution thereof by the Company and in connection  with the initial  Purchase Order submitted by the
Authorized  Participant,  the  Distributor  will  assign  a PIN  Number  to each
Authorized  Person  authorized to act for an Authorized  Participant.  This will allow an  Authorized  Participant  through its  Authorized  Person(s) to place a
Purchase Order or Redemption Order with respect to the purchase or redemption of
Creation Units of Shares of TDAX Funds, Inc.

                                                                              16

                                                                  Exhibit (e)(2)

                                                              ANNEX II -- PART A
                                                                              TO
                                                AUTHORIZED PARTICIPANT AGREEMENT
                                                            FOR TDAX FUNDS, INC.

                         TO PLACE A PURCHASE ORDER FOR
                         =============================
               CREATION UNIT(S) OF SHARES OF ONE OR MORE FUNDS OF
               ==================================================
                                TDAX FUNDS, INC.

1. PLACING A PURCHASE ORDER.

         Purchase Orders for Creation Units of Shares of TDAX Funds, Inc. may be
initiated only on days that the Listing Exchange is open for trading ("Business
Days"). Purchase Orders may only be made in whole Creation Units of Shares of each Fund.

         To begin a Purchase Order, the Authorized Participant ("AP"") must telephone the BNY ETF Administrator at (718) 315-4512 or such other number as the Distributor designates in writing to the AP. This telephone call must be made by an Authorized Person of the AP not later than the closing time of the regular trading session on the Listing Exchange which is ordinarily 4:00 p.m.
Eastern Time ("Listing Exchange Closing Time"). Upon verifying the authenticity of the AP (as determined by the use of the appropriate PIN Number), BNY ETF
Administrator will request that the AP place the Purchase Order. To do so, the
AP must provide the appropriate ticker symbols when referring to each Fund .
After the AP has placed the Purchase Order, BNY ETF Administrator will read the
Purchase Order back to the AP. The AP then must affirm that the Purchase Order has been taken correctly by BNY ETF Administrator. If the AP affirms that
Purchase Order has been taken correctly, BNY ETF Administrator will issue a
Confirmation Number to the AP.

 PLEASE NOTE: A PURCHASE ORDER REQUEST IS NOT COMPLETE UNTIL THE CONFIRMATION
NUMBER IS ISSUED BY BNY ETF ADMINISTRATOR. AN ORDER MAY NOT BE CANCELED BY THE
AP AFTER THE CONFIRMATION NUMBER IS ISSUED. INCOMING TELEPHONE CALLS ARE QUEUED
AND WILL BE HANDLED IN THE SEQUENCE RECEIVED. CALLS PLACED BEFORE THE LISTING
EXCHANGE CLOSING TIME WILL BY PROCESSED EVEN IF THE CALL IS ANSWERED BY BNY ETF
ADMINISTRATOR AFTER THE LISTING EXCHANGE CLOSING TIME. ACCORDINGLY, THE AP
SHOULD NOT HANG UP AND REDIAL. INCOMING CALLS THAT ARE RECEIVED AFTER THE
LISTING EXCHANGE CLOSING TIME WILL NOT BE ANSWERED BY BNY ETF ADMINISTRATOR. ALL
TELEPHONE CALLS WILL BE RECORDED.

2. RECEIPT OF TRADE CONFIRMATION.

         Subject to the conditions that a properly completed telephone Purchase
Order has been placed by the AP (either on its own or its customer's behalf) not later than the Listing Exchange Closing Time, the Distributor will accept the
Purchase Order on behalf of Company and Distributor and will confirm in writing to the AP that its Purchase Order has been accepted by 4:45 p.m. Eastern
Standard Time on the Business Day that the Purchase Order is received.

                                                                              17

                                                                  Exhibit (e)(2)

3. QUALITY ASSURANCE.

         After a Confirmation Number is issued by BNY ETF Administrator to the
AP, BNY ETF Administrator will either fax or email a written version of the
Purchase Order to the AP. Upon receipt, the AP should immediately telephone
Distributor, if the Participant believes that the Purchase Order has not been taken correctly by BNY ETF Administrator. In addition, BNY ETF Administrator will telephone the AP within 15 minutes of the fax or e-mail to corroborate the
Purchase Order

4. PROCESSING A PURCHASE ORDER.

         During the telephone call, BNY ETF Administrator will request that the
AP state that the AP will not own 80% or more of the Shares of any Fund upon execution of the Purchase Order. If the AP is not able to so confirm, BNY ETF
Administrator has the right to not accept the Purchase Order.

5. REJECTING OR SUSPENDING PURCHASE ORDERS.
         The Company or Distributor reserve the absolute right to reject or revoke acceptance of a Purchase Order if (i) the order is not in proper form as determined by the Company, BNY ETF Administrator or Distributor, (ii) the
portfolio of Deposit Securities delivered is not as specified by Distributor;
(iii) acceptance of the Deposit Securities would have certain adverse tax consequences to the Company or any Fund; (iv) the acceptance of the Portfolio
Deposit would, in the opinion of counsel, be unlawful; (v) the acceptance of the
Portfolio Deposit would otherwise, in the discretion of Company or Adviser, have an adverse effect on Company or the rights of beneficial owners of a Fund; or
(vi) circumstances outside the control of Company, Distributor, Transfer Agent or Adviser make it for all practical purposes impossible to process a Purchase
Order. The Company or the Distributor shall notify the AP of a rejection or revocation of any Purchase Order. The Company and Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Portfolio Deposits nor shall either of them incur any liability for the failure to give any such notification.

          Except as provided  herein,  all Purchase Orders for Creation Units of
Shares of the Company are  irrevocable by the AP. The Company  acknowledges  its agreement to return to the AP or any party for which it is acting any  dividend, distribution  or other  corporate  action  paid to the Company in respect of any
Deposit  Security that is transferred to Company that, based on the valuation of such Deposit  Security at the time of transfer,  should have been paid to the AP or any party for which it is acting.

6. CONTRACTUAL SETTLEMENT

         (1)Except as provided below, Deposit Securities must be delivered through the National Securities Clearing Corporation ("NSCC") to a Depository
Trust Company ("DTC") account maintained at the Custodian of the Company on or before the Domestic Contractual Settlement Date (defined below). The AP must also make available on or before the Contractual Settlement Date, by means satisfactory to Company, immediately available or same day funds estimated by
Company to be sufficient to pay the Cash Component next determined after

                                                                              18

                                                                  Exhibit (e)(2)

acceptance of the Purchase Order, together with the applicable purchase
Transaction Fee. Any excess funds will be returned following settlement of the issue of the Creation Unit of Shares of the Company. The "Domestic Contractual
Settlement Date" is the earlier of (i) date upon which all of the required
Deposit Securities, the Cash Component and any other cash amounts which may be due are delivered to Company and (ii) trade date plus three (t +3) Business
Days. Except as provided in the next two paragraphs, a Creation Unit of Shares of any Fund will be issued concurrently with the transfer of good title to
Company of the portfolio of Deposit Securities through the NSCC's Continuous Net
Settlement ("CNS") system and the payment of the Cash Component and the purchase
Transaction Fee through DTC.

         (2) The Company reserves the right to permit or require the substitution of an amount of cash (i.e., a "cash in lieu" amount ) to be added to the Cash Component to replace any Deposit Security with respect to any
Domestic Fund which may not be available in sufficient quantity for delivery or which may not be eligible for transfer through the CNS Clearing Process, or which may not be eligible for transfer through the systems of DTC and hence not eligible for transfer through the CNS Clearing Process (discussed below) and will be at the expense of the Fund and will affect the value of all Shares of such Fund; but the Company, subject to the approval of the Board, may adjust the
"Transaction Fee" within the parameters described below to protect ongoing shareholders.

         (3) Any settlement outside the CNS Clearing Process is subject to additional requirements and fees as discussed in the Prospectus.

7.   CASH PURCHASES

         When, in the sole discretion of Company, cash purchases of Creation
Units of Shares are available or specified for a Fund, such purchases shall be effected in essentially the same manner as in-kind purchases thereof. In the case of a cash purchase, the AP must pay the cash equivalent of the Deposit
Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser. In addition, to offset Company's brokerage and other transaction costs associated with using the cash to purchase the requisite Deposit
Securities, the AP must pay a fixed purchase Transaction Fee, plus an additional variable charge for cash purchases, which is expressed as a percentage of the value of the Deposit Securities. The Transaction Fees for in-kind and cash purchases of Creation Units of Shares are described in the Prospectus.

                                                                              19

                                                                  Exhibit (e)(2)

                                                              ANNEX II -- PART B
                                                                              TO
                                                AUTHORIZED PARTICIPANT AGREEMENT
                                                            FOR TDAX FUNDS, INC.

                   PROCEDURES TO PLACE A REDEMPTION ORDER FOR
                   ==========================================
               CREATION UNIT(S) OF SHARES OF ONE OR MORE FUNDS OF
               ==================================================
                                TDAX FUNDS, INC.

1.   PLACING A REDEMPTION ORDER

         Redemption Orders for Creation Units of Shares may be initiated only on days that the Listing Exchange is open for trading. Redemption Orders may only be made in whole Creation Units of shares of each Fund. To begin a Redemption
Order, the AP must telephone BNY ETF Administrator at (718) 315-4512. This telephone call must be made by an Authorized Person of the AP not later than the closing time of the regular trading session on the Listing Exchange which is ordinarily 4:00 p.m. Eastern Standard Time ("Listing Exchange Closing Time").
Upon verifying the authenticity of the AP (as determined by the use of the appropriate PIN Number), BNY ETF Administrator will request that the AP place the Redemption Order. To do so, the AP must provide the appropriate ticker symbols when referring to Fund. After the AP has placed the Redemption Order,
BNY ETF Administrator will read the Redemption Order back to the AP. The AP then must affirm that the Redemption Order has been taken correctly by BNY ETF
Administrator. If the AP affirms that Redemption Order has been taken correctly,
BNY ETF Administrator will issue a Confirmation Number to the AP.

PLEASE NOTE: A REDEMPTION ORDER REQUEST IS NOT COMPLETE UNTIL THE CONFIRMATION
NUMBER IS ISSUED BY BNY ETF ADMINISTRATOR. AN ORDER MAY NOT BE CANCELED BY THE
AP AFTER THE CONFIRMATION NUMBER IS ISSUED. INCOMING TELEPHONE CALLS ARE QUEUED
AND WILL BE HANDLED IN THE SEQUENCE RECEIVED. CALLS PLACED BEFORE THE LISTING
EXCHANGE CLOSING TIME WILL BY PROCESSED EVEN IF THE CALL IS ANSWERED BY BNY ETF
ADMINISTRATOR AFTER THE LISTING EXCHANGE CLOSING TIME. ACCORDINGLY, THE AP
SHOULD NOT HANG UP AND REDIAL. INCOMING CALLS THAT ARE RECEIVED AFTER THE
LISTING EXCHANGE CLOSING TIME WILL NOT BE ANSWERED BY BNY ETF ADMINSTRATOR. ALL
TELEPHONE CALLS MAY BE RECORDED.

2.   RECEIPT OF CONFIRMATION.

         Subject to the conditions that a duly completed Redemption Order is received by Distributor from the AP on behalf of itself or another redeeming investor by the Listing Exchange Closing Time, the Distributor will accept the
Redemption Order on behalf of Company and Distributor and will confirm in writing to the AP that its Redemption Order has been accepted by 4:45 p.m.
Eastern Standard Time on the Business Day the Redemption Order is received.

3. QUALITY ASSURANCE.

         (a) After a Confirmation Number is issued by BNY ETF Administrator to the AP, BNY ETF Administrator will either fax or email a copy of the Redemption
Order to the AP. Upon receipt, the AP should immediately telephone BNY ETF
Administrator, if the AP believes that

                                                                              20

                                                                  Exhibit (e)(2)

the Redemption Order has not been taken correctly by BNY ETF Administrator. In addition, BNY ETF Administrator will telephone the AP within 15 minutes of the fax or e- mail to corroborate the Redemption Order.

         (b) In the Redemption Order, the AP will be required to acknowledge its agreement on behalf of itself and any party for which it is acting (whether as a customer or otherwise) to return to Company any dividend, distribution or other corporate action paid to it or to the party for which it is acting in respect of any Deposit Security that is transferred to the AP or any party for which it is acting that, based on the valuation of such Deposit Security at the time of transfer, should be paid to the Fund to which the Redemption Order relates. In the Redemption Order, the AP will also be required to acknowledge its agreement on behalf of itself and any party for which it is acting (whether as a customer or otherwise) that Company is entitled to reduce the amount of money or other proceeds due to the AP or any party for which it is acting by an amount equal to any dividend, distribution or other corporate action to be paid to it or to the party for which it is acting in respect of any Deposit Security that is transferred to the AP or any party for which it is acting that, based on the valuation of such Deposit Security at the time of transfer, should be paid to the Fund to which the Redemption Order relates.

4.   TAKING DELIVERY OF DEPOSIT SECURITIES.

         The Deposit Securities constituting in-kind redemption proceeds will be delivered to the appropriate account which must be indicated in the AP's
Standing Redemption Instructions. An Authorized Person of the AP may amend the
AP's Standing Redemption Instructions from time to time in writing to BNY ETF
Administrator and Company in a form approved by Company. A redeeming Beneficial
Owner or the AP acting on behalf of such Beneficial Owner must maintain appropriate securities broker-dealer, bank or other custody arrangements to which account such Deposit Securities will be delivered. Redemptions of Shares for Deposit Securities will be subject to compliance with applicable United
States federal and state securities laws.

5.   CONTRACTUAL SETTLEMENT.

         (1) Except as provided below, the Shares of any Domestic Fund must be delivered through the National Securities Clearing Corporation ("NSCC") to a
Depository Company Company ("DTC") account maintained at the applicable custodian of any Domestic Fund on or before the Domestic Contractual Settlement
Date (defined below). The Company will make available on the Domestic
Contractual Settlement Date, the Cash Component next determined after acceptance of the Redemption Order, less the applicable purchase Transaction Fee. The
"Domestic Contractual Settlement Date" is the date upon which all of the required Shares must be delivered to the Company and, the Deposit Securities,
Cash Component less any fees are delivered by the Company to the AP (ordinarily trade date plus three (t + 3) Business Days). Except as provided in the next two paragraphs, the Deposit Securities representing Creation Units of Shares will be issued concurrently with the transfer of good title to Company of the required number of Shares through the NSCC's Continuous Net Settlement (CNS) system and the delivery of the Cash Component less the purchase Transaction Fee through
DTC.

         (2) The Company reserves the right to permit or require the substitution of an amount of cash (i.e., a "cash in lieu" amount ) to be added to the Cash Component to replace any Deposit Security with respect to a Fund which may not be available in sufficient quantity for

                                                                              21

                                                                  Exhibit (e)(2)

delivery or which may not be eligible for transfer through the CNS Clearing
Process, or which may not be eligible for transfer through the systems of DTC and hence not eligible for transfer through the CNS Clearing Process (discussed below) and will be at the expense of the Fund and will affect the value of all
Shares of such Fund ; but the Company, subject to the approval of the Board, may adjust the Transaction Fee within the parameters described below to protect ongoing shareholders. Any settlement outside the CNS Clearing Process is subject to additional requirements and fees as discussed in the Prospectus.

         (3) In the event that the number of Shares is insufficient on the settlement date for Creation Unit(s) of Shares, the Company may deliver the
Deposit Securities notwithstanding such deficiency in reliance on the undertaking of the AP to deliver the missing Shares as soon as possible, which undertaking shall be secured by such the AP's delivery and maintenance of collateral consisting of cash having a value at least equal to 105% of the value of the missing Shares. The parties hereto agree that the delivery of such collateral shall be made in accordance with the Cash Collateral Settlement
Procedures, which such procedures shall be provided to the AP by Distributor upon request. The parties hereto further agree that Company may purchase the missing Shares at any time and the AP agrees to accept liability for any shortfall between the cost to the Company of purchasing such securities and the value of the collateral, which may be sold by Company at such time, and in such manner, as Company may determine in its sole discretion.

6. CASH REDEMPTIONS.

 In the event that, in the sole discretion of Company, cash redemptions are permitted or required by Company, proceeds will be paid to the AP redeeming
Shares on behalf of the redeeming investor as soon as practicable after the date of redemption.

7.   STANDING REDEMPTION INSTRUCTIONS.

         Annex V hereto contains the AP's Standing Redemption Instructions, which includes information identifying the account(s) into which Deposit
Securities of each Fund and any other redemption proceeds should be delivered by
Company pursuant to a Redemption Order.

                                                                              22

                                                                  Exhibit (e)(2)

                                                              ANNEX II -- PART C
                                                                              TO
                                                AUTHORIZED PARTICIPANT AGREEMENT
                                                            FOR TDAX FUNDS, INC.

                             TDAX FUNDS FLOW PROCESS
--------------------------------------------------------------------------------

This Annex II-Part C supplements the Fund's Prospectus with respect to the procedures to be used by the Distributor and Transfer Agent in processing an order for the creation or redemption of Shares of any Fund of the Company.

A. The AP is required to have (i) signed an Authorized Participant Agreement for
Fund and (ii) assigned a personal identification number to each Authorized
Person that the AP has authorized to act for such AP. This will allow an AP through its Authorized Person(s) to place a creation or redemption order with respect to Shares of any Fund of the Company.

B. The AP and Distributor shall implement the "Funds Flow Process" as agreed to by the parties from time to time.

C. Note that trades placed through the NSCC/DTC may only occur on any day that
NSCC/DTC is open for business ("NSCC/DTC Business Day") .

                               FUNDS FLOW PROCESS

------------------------------------------------------------------------------------------------------------------------------------
                                  ORIGINATOR                                                     ACTIVITY
------------------------------------------------------------------------------------------------------------------------------------

1. The AP calls on BNY's ETF Administrator recorded number to place a Share       1.  The  BNY  - ETF Administrator  greets
Creation and/or Redemption order. These trades are to be placed by 4:00 PM EST        caller.
on any Listing Exchange Business Day.

------------------------------------------------------------------------------------------------------------------------------------

2. AP identifies his/her name, the Institution he/she represents, and PIN #.      2   BNY - ETF Administrator will confirm the
                                                                                      AP's PIN #.

The AP states the Fund name(s) and relevant ticker symbol(s).                         The BNY - ETF Administrator records the PIN
                                                                                      # and the order, and provides the AP with
AP will identify and list any securities that will not be delivered or                an order confirmation number.
received in kind.

AP will make alternate arrangements with the ETF Administrator to deliver or          The order confirmation constitutes a binding
receive the value for those securities that cannot be delivered. AP and ETF           order, which may only be reversed by the
Administrator will exchange delivery or receive instructions for any security         ETF Administrator, the Distributor or the
being delivered outside of the CNS system.                                            Fund.

                                                                                      AP will make alternate arrangements
------------------------------------------------------------------------------------------------------------------------------------

                                                                              23

                                                                  Exhibit (e)(2)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                      with the ETF Administrator to deliver or
                                                                                      receive the value for those securities that
                                                                                      cannot be delivered. AP and ETF Administrator
                                                                                      will exchange delivery or receive instructions
                                                                                      for any security being delivered outside of
                                                                                      the CNS system.
------------------------------------------------------------------------------------------------------------------------------------

3.AP will Fax a copy of the order form to the BNY ETF Administrator within        3.  The BNY - ETF Administrator will receive
15 minutes from the time the call is made.                                            a copy of the completed order form from the
                                                                                      AP Faxed within within 15 minutes from the
                                                                                      time the order is placed.

The AP will provide, as a part of the order form, a statement confirming that         All orders received from the AP's are time
the AP will not be placing trades that would raise the AP's total holdings to         stamped by the BNY - ETF Administrator at
80% or more of any Fund                                                               the time the order is placed

The signed Order Form will be sent as the physical receipt for the AP that            The Distributor will verify that the
the order is confirmed.                                                               appropriate disclaimers have been made by
                                                                                      the AP and validate the disclaimer by
                                                                                      calculating the AP's position, including the
                                                                                      subscriptions requested, to the total fund
                                                                                      shares outstanding

The above procedures will be repeated until all orders have been placed by the        The Distributor will sign the Order Form and
AP.                                                                                   the signed Order Form will be sent as the
                                                                                      physical receipt for the AP that the order
                                                                                      is confirmed.

------------------------------------------------------------------------------------------------------------------------------------
4. The AP receives the fax                                                        4.  The AP will assume responsibility for an
                                                                                      incorrect trade and contact the ETF
The AP will  assume  responsibility  for an  incorrect  trade                         Administrator if necessary.

                                                                                      If trades are corrected, the BNY - ETF
                                                                                      Administrator will delete the first trade
                                                                                      and reenter the corrected trade. A second
                                                                                      affirmation will be faxed to the AP with all
                                                                                      trades placed that day. The corrected trade
                                                                                      will be coded on the affirmation so that the
                                                                                      AP can see the correction.

                                                                                      No corrections will be permitted
------------------------------------------------------------------------------------------------------------------------------------

                                                                              24

                                                                  Exhibit (e)(2)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                      after 4p.m.

------------------------------------------------------------------------------------------------------------------------------------
5. EXCEPTION - International Settlements

AP's must deliver units for redemption orders no later than Trade Date Plus 1 in order to meet the affirmed order requirements placed the previous day.

------------------------------------------------------------------------------------------------------------------------------------
  * Times may vary depending on the trade volume from APs.

                                                                              25

                                                                  Exhibit (e)(2)

                                                                       ANNEX III
                                                                              TO
                                                AUTHORIZED PARTICIPANT AGREEMENT
                                                            FOR TDAX FUNDS, INC.

                 FORM OF CERTIFIED AUTHORIZED PERSONS OF THE AP
                 ==============================================

The following are the names, titles and signatures of all persons (each an"Authorized Person") authorized to give instructions relating to any activity contemplated by this Agreement or any other notice, request or instruction on behalf of the AP pursuant to this Agreement.

Name:      __________________
Title:     __________________
Signature: __________________

Name:      __________________
Title:     __________________
Signature: __________________

Name:      __________________
Title:     __________________
Signature: __________________

     The undersigned, [name], [title], [company], does hereby certify that the persons listed above have been duly elected to the offices set forth beneath their names, that they presently hold such offices, that they have been duly authorized to act as Authorized Persons of this Institution in its capacity as an AP pursuant to the Agreement by and among _____________ Company,
--------------, as Distributor and [name of the AP], dated [date] and that their signatures set forth above are their own true and genuine signatures.

In Witness Whereof, the undersigned has hereby set his/her hand and the seal of
[company].

Date:    _________________  ___________________
                    [name,  title]

                                                                              26

                                                                  Exhibit (e)(2)

                                                                        ANNEX IV
                                                                              TO
                                                AUTHORIZED PARTICIPANT AGREEMENT
                                                            FOR TDAX FUNDS, INC.

                                 THE AP ACCOUNTS
                                 ===============
                       FOR DELIVERY OF DEPOSIT SECURITIES
                       ==================================

The  accounts  into which the TDAX Funds,  Inc.  should  deposit the  securities constituting  the Deposit  Securities of each Fund upon redemption by the AP are set forth below:

                         Name of AP: __________________
                        Account Name: __________________
                       Account Number: __________________
                   Other Reference Number: __________________

                                                                              27

                                                                  Exhibit (g)(1)

                                CUSTODY AGREEMENT

         AGREEMENT,  dated as of July 24,  2007  between  TDAX  Funds,  Inc.,  a
Corporation  organized  and  existing  under  the laws of  Maryland  having  its principal  office and place of business at 420 Lexington  Ave,  Suite 2550,  New
York,  NY 10170 (the  "Fund") and The Bank of New York,  a New York  corporation authorized to do a banking  business  having its  principal  office and place of business at One Wall Street, New York, New York 10286 ("Custodian").

                              W I T N E S S E T H:

that for and in consideration  of the mutual promises  hereinafter set forth the
Fund and Custodian agree as follows:

                                   ARTICLE I
                                   DEFINITIONS

         Whenever used in this  Agreement,  the  following  words shall have the meanings set forth below:

         1. "Authorized  Person" shall be any person,  whether or not an officer or  employee of the Fund,  duly  authorized  by the Fund's  board to execute any
Certificate  or to  give  any  Oral  Instruction  with  respect  to one or  more
Accounts,  such persons to be  designated  in a  Certificate  annexed  hereto as
Schedule I hereto or such other Certificate as may be received by Custodian from time to time.

         2. "Custodian Affiliate" shall mean any office, branch or subsidiary of
The Bank of New York Company, Inc.

         3.  "Book-Entry   System"  shall  mean  the  Federal   Reserve/Treasury
book-entry  system for receiving and delivering  securities,  its successors and nominees.

         4.  "Business  Day" shall mean any day on which  Custodian and relevant
Depositories are open for business.

         5.  "Certificate"  shall  mean  any  notice,   instruction,   or  other
instrument in writing,  authorized or required by this  Agreement to be given to
Custodian,  which is  actually  received  by  Custodian  by letter or  facsimile transmission  and  signed  on behalf  of the Fund by an  Authorized  Person or a person reasonably believed by Custodian to be an Authorized Person.

         6. "Composite Currency Unit" shall mean the Euro or any other composite currency  unit  consisting  of the  aggregate of specified  amounts of specified currencies, as such unit may be constituted from time to time.

         7.  "Depository"  shall  include  (a) the  Book-Entry  System,  (b) the
Depository Trust Company, (c) any other clearing agency or securities depository registered  with the Securities and

Exchange  Commission  identified  to the Fund  from  time to  time,  and (d) the respective successors and nominees of the foregoing.

         8.  "Foreign  Depository"  shall mean (a)  Euroclear,  (b)  Clearstream
Banking,  societe anonyme, (c) each Eligible Securities Depository as defined in
Rule 17f-7 under the Investment  Company Act of 1940, as amended,  identified to the Fund from time to time,  and (d) the  respective  successors and nominees of the foregoing.

         9.  "Instructions"  shall  mean  communications  actually  received  by
Custodian by S.W.I.F.T.,  tested telex, letter, facsimile transmission, or other method or system  specified by Custodian as available for use in connection with the services hereunder.

         10.  "Oral  Instructions"  shall mean verbal  instructions  received by
Custodian  from an  Authorized  Person or from a person  reasonably  believed by
Custodian to be an Authorized Person.

         11.  "Series"  shall mean the various  portfolios,  if any, of the Fund listed on Schedule II hereto,  and if none are listed references to Series shall be references to the Fund.

         12. "Securities" shall include,  without  limitation,  any common stock and other equity securities, bonds, debentures and other debt securities, notes, mortgages  or other  obligations,  and any  instruments  representing  rights to receive,  purchase,  or subscribe for the same, or representing any other rights or  interests  therein  (whether  represented  by a  certificate  or  held  in a
Depository or by a Subcustodian).

         13.  "Subcustodian" shall mean a bank (including any branch thereof) or other financial  institution (other than a Foreign  Depository)  located outside the U.S. which is utilized by Custodian in connection with the purchase, sale or custody of Securities  hereunder  and  identified to the Fund from time to time, and their respective successors and nominees.

                                   ARTICLE II
                       APPOINTMENT OF CUSTODIAN; ACCOUNTS;
                   REPRESENTATIONS, WARRANTIES, AND COVENANTS

         1.  (a)  The  Fund  hereby  appoints  Custodian  as  custodian  of  all
Securities and cash at any time  delivered to Custodian  during the term of this
Agreement, and authorizes Custodian to hold Securities in registered form in its name or the name of its nominees.  Custodian hereby accepts such appointment and agrees to  establish  and  maintain  one or more  securities  accounts  and cash accounts for each Series in which  Custodian  will hold  Securities  and cash as provided  herein.  Custodian  shall maintain books and records  segregating  the assets of each Series from the assets of any other Series.  Such accounts (each, an "Account"; collectively, the "Accounts") shall be in the name of the Fund.

             (b)  Custodian  may from  time to time  establish  on its books and records  such  sub-accounts  within each Account as the Fund and  Custodian  may agree upon (each a "Special

                                      -2-

Account"),  and  Custodian  shall  reflect  therein  such assets as the Fund may specify in a Certificate or Instructions.

             (c) Custodian may from time to time establish pursuant to a written agreement  with and for the  benefit  of a  broker,  dealer,  future  commission merchant or other third party  identified in a Certificate or Instructions  such accounts on such terms and conditions as the Fund and Custodian shall agree, and
Custodian  shall transfer to such account such  Securities and money as the Fund may specify in a Certificate or Instructions.

         2. The Fund hereby represents and warrants,  which  representations and warranties  shall be continuing  and shall be deemed to be reaffirmed  upon each delivery of a Certificate or each giving of Oral Instructions or Instructions by the Fund, that:

             (a) It is  duly  organized  and  existing  under  the  laws  of the jurisdiction  of its  organization,  with full power to carry on its business as now  conducted,  to enter into this  Agreement,  and to perform its  obligations hereunder;

             (b) This Agreement has been duly authorized, executed and delivered by the Fund,  approved by a  resolution  of its board,  constitutes  a valid and legally  binding  obligation of the Fund,  enforceable  in  accordance  with its terms, and there is no statute,  regulation,  rule, order or judgment binding on it, and no provision of its charter or by-laws, nor of any mortgage,  indenture, credit  agreement or other  contract  binding on it or affecting  its  property, which would prohibit its execution or performance of this Agreement;

             (c) It is conducting  its business in substantial  compliance  with all applicable laws and requirements,  both state and federal,  and has obtained all  regulatory  licenses,  approvals  and  consents  necessary  to carry on its business as now conducted;

             (d) It will not  knowingly  use the services  provided by Custodian hereunder in any manner that is, or will result in, a violation of any law, rule or regulation applicable to the Fund;

             (e) Its board or its foreign  custody  manager,  as defined in Rule
17f-5 under the Investment  Company Act of 1940, as amended (the "`40 Act"), has determined that use of each Subcustodian  (including any Replacement  Custodian)
which  Custodian is  authorized  to utilize in  accordance  with Section 1(a) of
Article III hereof satisfies the applicable requirements of the `40 Act and Rule
17f-5 thereunder;

             (f) The Fund or its  investment  adviser  has  determined  that the custody  arrangements of each Foreign Depository  provide reasonable  safeguards against the custody risks associated with  maintaining  assets with such Foreign
Depository within the meaning of Rule 17f-7 under the `40 Act;

             (g) It is fully informed of the  protections  and risks  associated with various  methods of transmitting  Instructions  and Oral  Instructions  and delivering  Certificates  to Custodian,  shall,  and shall cause each Authorized
Person,  to safeguard  and treat with  extreme  care any user and  authorization codes,  passwords and/or authentication keys, understands that

                                      -3-

there may be more secure methods of transmitting or delivering the same than the methods  selected by it,  agrees  that the  security  procedures  (if any) to be followed in connection  therewith  provide a commercially  reasonable  degree of protection in light of its particular needs and circumstances,  and acknowledges and agrees that Instructions need not be reviewed by Custodian, may conclusively be presumed by Custodian to have been given by person(s)  duly  authorized,  and may be acted upon as given;

             (h) It shall manage its borrowings,  including, without limitation, any advance or overdraft (including any day-light overdraft) in the Accounts, so that the aggregate of its total  borrowings  for each Series does not exceed the amount such Series is permitted to borrow under the `40 Act;

             (i) Its transmission or giving of, and Custodian acting upon and in reliance on, Certificates,  Instructions,  or Oral Instructions pursuant to this
Agreement shall at all times comply with the `40 Act;

             (j) It shall impose and maintain  restrictions on the  destinations to which cash may be disbursed by Instructions to ensure that each  disbursement is for a proper purpose; and

             (k) It has the right to make the  pledge  and  grant  the  security interest and security entitlement to Custodian contained in Section 1 of Article
V hereof,  free of any right of redemption or prior claim of any other person or entity,  such pledge and such grants shall have a first  priority  subject to no setoffs,  counterclaims,  or  other  liens  or  grants  prior  to or on a parity therewith,  and it shall take such additional  steps as Custodian may require to assure such priority.

         3. The Fund hereby  covenants  that it shall from time to time complete and execute and deliver to Custodian upon Custodian's  request a Form FR U-1 (or successor  form)  whenever the Fund borrows from  Custodian any money to be used for the  purchase  or  carrying  of margin  stock as defined in Federal  Reserve
Regulation U.

                                  ARTICLE III
                          CUSTODY AND RELATED SERVICES

         1.  (a)  Subject  to the  terms  hereof,  the  Fund  hereby  authorizes
Custodian to hold any Securities received by it from time to time for the Fund's account.  Custodian  shall be entitled to utilize,  subject to subsection (c) of this Section 1, Depositories,  Subcustodians,  and, subject to subsection (d) of this Section 1, Foreign Depositories,  to the extent possible in connection with its performance  hereunder.  Securities and cash held in a Depository or Foreign
Depository  will be held  subject to the  rules,  terms and  conditions  of such entity.  Securities and cash held through Subcustodians shall be held subject to the terms and  conditions of  Custodian's  agreements  with such  Subcustodians.
Subcustodians  may be authorized to hold  Securities in Foreign  Depositories in which such Subcustodians participate.  Unless otherwise required by local law or practice or a particular  subcustodian  agreement,  Securities  deposited with a
Subcustodian,  a Depositary or a Foreign Depository will be held in a commingled account, in the name of Custodian,  holding only Securities held by Custodian as custodian for its customers.  Custodian  shall identify on its

                                      -4-

books and records the Securities  and cash  belonging to the Fund,  whether held
directly  or  indirectly  through   Depositories,   Foreign   Depositories,   or
Subcustodians.  Custodian shall,  directly or indirectly through  Subcustodians,
Depositories, or Foreign Depositories, endeavor, to the extent feasible, to hold
Securities in the country or other  jurisdiction in which the principal  trading market for such Securities is located, where such Securities are to be presented for cancellation  and/or payment and/or  registration,  or where such Securities are acquired.  Custodian at any time may cease utilizing any Subcustodian and/or may replace a  Subcustodian  with a  different  Subcustodian  (the  "Replacement
Subcustodian").  In the  event  Custodian  selects a  Replacement  Subcustodian,
Custodian shall not utilize such Replacement Subcustodian until after the Fund's board or  foreign  custody  manager  has  determined  that  utilization  of such
Replacement  Subcustodian  satisfies  the  requirements  of the `40 Act and Rule
17f-5 thereunder.

             (b) Unless  Custodian has received a Certificate or Instructions to the contrary,  Custodian shall hold Securities indirectly through a Subcustodian only if (i) the  Securities  are not  subject  to any  right,  charge,  security interest,  lien or  claim  of any  kind in  favor  of such  Subcustodian  or its creditors or operators, including a receiver or trustee in bankruptcy or similar authority,  except for a claim of payment for the safe custody or administration of Securities on behalf of the Fund by such  Subcustodian,  and (ii)  beneficial ownership of the Securities is freely transferable  without the payment of money or value other than for safe custody or administration.

             (c) With respect to each  Depository,  Custodian (i) shall exercise due care in accordance with reasonable  commercial  standards in discharging its duties as a securities intermediary to obtain and thereafter maintain Securities or financial assets deposited or held in such Depository, and (ii) will provide, promptly upon request by the Fund, such reports as are available  concerning the internal accounting controls and financial strength of Custodian.

             (d)  With  respect  to each  Foreign  Depository,  Custodian  shall exercise reasonable care,  prudence,  and diligence (i) to provide the Fund with an analysis of the custody risks  associated  with  maintaining  assets with the
Foreign Depository, and (ii) to monitor such custody risks on a continuing basis and  promptly  notify the Fund of any  material  change in such risks.  The Fund acknowledges  and agrees that such analysis and monitoring  shall be made on the basis of, and limited by,  information  gathered from  Subcustodians  or through publicly available  information  otherwise obtained by Custodian,  and shall not include any evaluation of Country Risks. As used herein the term "Country Risks"
shall  mean  with  respect  to  any  Foreign   Depository:   (a)  the  financial
infrastructure  of the  country  in which it is  organized,  (b) such  country's prevailing custody and settlement practices, (c) nationalization,  expropriation or other governmental  actions,  (d) such country's regulation of the banking or securities  industry,  (e)  currency  controls,  restrictions,  devaluations  or fluctuations,  and (f) market  conditions  which  affect the order  execution of securities transactions or affect the value of securities.

         2.   Custodian   shall  furnish  the  Fund  with  an  advice  of  daily
transactions  (including a confirmation  of each transfer of  Securities)  and a monthly summary of all transfers to or from the Accounts.

                                      -5-

         3. With respect to all  Securities  held  hereunder,  Custodian  shall, unless otherwise instructed to the contrary:

             (a)  Receive all income and other  payments  and advise the Fund as promptly as practicable of any such amounts due but not paid;

             (b)  Present  for  payment  and  receive  the amount  paid upon all
Securities  which may mature and advise the Fund as promptly as  practicable  of any such amounts due but not paid;

             (c) Forward to the Fund copies of all information or documents that it may actually  receive from an issuer of Securities  which,  in the opinion of
Custodian, are intended for the beneficial owner of Securities;

             (d)  Execute,   as  custodian,   any   certificates  of  ownership,
affidavits,  declarations  or  other  certificates  under  any tax  laws  now or hereafter in effect in connection with the collection of bond and note coupons;

             (e) Hold directly or through a Depository, a Foreign Depository, or a  Subcustodian  all rights and similar  Securities  issued with  respect to any
Securities credited to an Account hereunder; and

             (f)  Endorse  for  collection  checks,  drafts or other  negotiable instruments.

         4. (a)  Custodian  shall  notify  the Fund of rights  or  discretionary actions with respect to Securities held  hereunder,  and of the date or dates by when such rights must be exercised or such action must be taken,  provided  that
Custodian  has actually  received,  from the issuer or the  relevant  Depository
(with  respect to Securities  issued in the United  States) or from the relevant
Subcustodian,  Foreign Depository, or a nationally or internationally recognized bond or corporate action service to which Custodian subscribes, timely notice of such  rights or  discretionary  corporate  action  or of the date or dates  such rights must be exercised or such action must be taken.  Absent actual receipt of such  notice,  Custodian  shall have no  liability  for failing to so notify the
Fund.

             (b) Whenever Securities  (including,  but not limited to, warrants, options,  tenders,  options  to tender or  non-mandatory  puts or calls)  confer discretionary  rights  on the  Fund  or  provide  for  discretionary  action  or alternative  courses of action by the Fund,  the Fund shall be  responsible  for making any decisions  relating  thereto and for  directing  Custodian to act. In order  for  Custodian  to  act,  it  must  receive  the  Fund's  Certificate  or
Instructions  at  Custodian's  offices,  addressed as Custodian may from time to time request, not later than noon (New York time) at least two (2) Business Days prior to the last scheduled date to act with respect to such  Securities(or such earlier date or time as Custodian may  reasonably  specify to the Fund).  Absent
Custodian's timely receipt of such Certificate or Instructions,  Custodian shall not be liable for  failure to take any action  relating  to or to  exercise  any rights conferred by such Securities.

                                      -6-

         5. All voting rights with respect to  Securities,  however  registered, shall be exercised by the Fund or its designee. Custodian will make available to the Fund proxy voting  services  upon the request of, and for the  jurisdictions selected by, the Fund in  accordance  with terms and  conditions  to be mutually agreed upon by Custodian and the Fund.

         6. Custodian  shall promptly  advise the Fund upon  Custodian's  actual receipt of  notification  of the partial  redemption,  partial  payment or other action  affecting less than all Securities of the relevant  class. If Custodian, any Subcustodian, any Depository, or any Foreign Depository holds any Securities in which the Fund has an interest as part of a fungible  mass,  Custodian,  such
Subcustodian,  Depository,  or Foreign  Depository  may select the Securities to participate in such partial  redemption,  partial payment or other action in any non-discriminatory manner that it customarily uses to make such selection.

         7. Custodian shall not under any  circumstances  accept bearer interest coupons  which have been stripped  from United  States  federal,  state or local government  or agency  securities  unless  explicitly  agreed to by Custodian in writing.

         8. The Fund  shall be liable  for all  taxes,  assessments,  duties and other  governmental  charges,  including  any  interest or penalty  with respect thereto ("Taxes"),  with respect to any cash or Securities held on behalf of the
Fund or any transaction related thereto.  The Fund shall indemnify Custodian and
each  Subcustodian  for  the  amount  of  any  Tax  that  Custodian,   any  such
Subcustodian or any other  withholding  agent is required under  applicable laws
(whether  by  assessment  or  otherwise)  to pay on behalf  of, or in respect of income earned by or payments or distributions  made to or for the account of the
Fund  (including any payment of Tax required by reason of an earlier  failure to withhold);  provided  however  that such  indemnification  shall  not  extend to penalties or interest  resulting solely from  Custodian's  negligence or willful misconduct.  Custodian  shall, or shall instruct the applicable  Subcustodian or other  withholding agent to, withhold the amount of any Tax which is required to be withheld under  applicable law upon  collection of any dividend,  interest or other  distribution made with respect to any Security and any proceeds or income from the  sale,  loan or other  transfer  of any  Security.  In the  event  that
Custodian or any Subcustodian is required under applicable law to pay any Tax on behalf of the Fund,  Custodian is hereby  authorized  to withdraw  cash from any cash account in the amount  required to pay such Tax and to use such cash, or to remit such cash to the appropriate  Subcustodian or other withholding agent, for the timely payment of such Tax in the manner  required by applicable law. If the aggregate amount of cash in all cash accounts is not sufficient to pay such Tax,
Custodian  shall promptly  notify the Fund of the additional  amount of cash (in the appropriate  currency)  required,  and the Fund shall directly  deposit such additional amount in the appropriate cash account promptly after receipt of such notice,  for use by Custodian as specified  herein.  In the event that Custodian reasonably believes that Fund is eligible,  pursuant to applicable law or to the provisions of any tax treaty,  for a reduced rate of, or exemption from, any Tax which is  otherwise  required to be withheld or paid on behalf of the Fund under
any  applicable  law,   Custodian   shall,  or  shall  instruct  the  applicable
Subcustodian  or withholding  agent to, either  withhold or pay such Tax at such reduced rate or refrain  from  withholding  or paying such Tax, as  appropriate;
provided  that  Custodian  shall  have  received  from the Fund all  documentary evidence of residence or other  qualification for such reduced rate or exemption

                                      -7-

required to be received under such  applicable law or treaty.  In the event that
Custodian reasonably believes that a reduced rate of, or exemption from, any Tax is  obtainable  only by means of an  application  for refund,  Custodian and the applicable  Subcustodian  shall  have  no  responsibility  for the  accuracy  or validity  of any  forms  or  documentation  provided  by the  Fund to  Custodian hereunder.  The Fund hereby agrees to indemnify and hold harmless  Custodian and each Subcustodian in respect of any liability arising from any  underwithholding or  underpayment  of any Tax which results from the  inaccuracy or invalidity of any such forms or other documentation, and such obligation to indemnify shall be a continuing obligation of the Fund, its successors and assigns  notwithstanding the termination of this Agreement.

         9. (a) For the purpose of  settling  Securities  and  foreign  exchange transactions,  the Fund shall  provide  Custodian  with  sufficient  immediately available funds for all  transactions by such time and date as conditions in the relevant  market  dictate.  As used herein,  "sufficient  immediately  available funds" shall mean either (i)  sufficient  cash  denominated  in U.S.  dollars to purchase the necessary foreign currency,  or (ii) sufficient  applicable foreign currency,  to settle the  transaction.  Custodian  shall  provide  the Fund with immediately  available funds each day which result from the actual settlement of
all  sale   transactions,   based  upon  advices   received  by  Custodian  from
Subcustodians,  Depositories,  and Foreign Depositories.  Such funds shall be in
U.S. dollars or such other currency as the Fund may specify to Custodian.

             (b) Any  foreign  exchange  transaction  effected by  Custodian  in connection  with this  Agreement  may be entered  with  Custodian or a Custodian
Affiliate acting as principal or otherwise  through  customary banking channels.
The Fund may issue a  standing  Certificate  or  Instructions  with  respect  to foreign exchange transactions,  but Custodian may establish rules or limitations concerning  any foreign  exchange  facility made available to the Fund. The Fund shall bear all risks of investing in Securities or holding cash denominated in a foreign currency.

             (c) To the extent that  Custodian has agreed to provide  pricing or other  information  services in  connection  with this  Agreement,  Custodian is authorized to utilize any vendor  (including  brokers and dealers of Securities)
reasonably believed by Custodian to be reliable to provide such information. The
Fund  understands  that  certain  pricing  information  with  respect to complex financial  instruments  (e.g.,  derivatives) may be based on calculated  amounts rather than actual market transactions and may not reflect actual market values, and that the variance  between such calculated  amounts and actual market values may or may  not be  material.  Where  vendors  do not  provide  information  for particular  Securities  or other  property,  an  Authorized  Person  may  advise
Custodian in a Certificate  regarding the fair market value of, or provide other information  with respect to, such Securities or property as determined by it in good  faith.  Custodian  shall not be liable  for any  loss,  damage or  expense incurred as a result of errors or omissions with respect to any pricing or other information utilized by Custodian hereunder.

         10. Until such time as Custodian receives a certificate to the contrary with respect to a particular Security, Custodian may release the identity of the
Fund to an issuer which requests such  information  pursuant to the  Shareholder
Communications  Act of 1985 for the  specific  purpose of direct  communications between such issuer and shareholder.

                                      -8-

                                   ARTICLE IV
                        PURCHASE AND SALE OF SECURITIES;
                               CREDITS TO ACCOUNT

         1. Promptly  after each purchase or sale of Securities by the Fund, the
Fund shall deliver to Custodian a Certificate or  Instructions,  or with respect to a purchase or sale of a Security generally required to be settled on the same day the purchase or sale is made, Oral  Instructions  specifying all information
Custodian  may  reasonably  request to settle such  purchase or sale.  Custodian shall account for all purchases and sales of Securities on the actual settlement date unless otherwise agreed by Custodian.

         2. The Fund  understands  that when  Custodian is instructed to deliver
Securities  against payment,  delivery of such Securities and receipt of payment therefor may not be completed  simultaneously.  Notwithstanding any provision in this  Agreement  to  the  contrary,  settlements,  payments  and  deliveries  of
Securities may be effected by Custodian or any  Subcustodian  in accordance with the  customary  or  established  securities  trading  or  securities  processing practices and procedures in the  jurisdiction in which the  transaction  occurs, including,  without  limitation,  delivery to a purchaser or dealer therefor (or agent) against  receipt with the expectation of receiving later payment for such
Securities.  The Fund  assumes  full  responsibility  for all risks,  including, without limitation, credit risks, involved in connection with such deliveries of
Securities.

         3. Custodian may, as a matter of bookkeeping convenience or by separate agreement  with the Fund,  credit the Account with the  proceeds  from the sale, redemption or other  disposition  of Securities or interest,  dividends or other distributions payable on Securities prior to its actual receipt of final payment therefor. All such credits shall be conditional until Custodian's actual receipt of final  payment  and may be  reversed  by  Custodian  to the extent that final payment is not  received.  Payment  with  respect to a  transaction  will not be
"final" until  Custodian shall have received  immediately  available funds which under  applicable  local law,  rule and/or  practice  are  irreversible  and not subject  to any  security  interest,  levy or other  encumbrance,  and which are specifically applicable to such transaction.

                                   ARTICLE V
                           OVERDRAFTS OR INDEBTEDNESS

         1. If Custodian  should in its sole discretion  advance funds on behalf of any Series which results in an overdraft (including,  without limitation, any day-light  overdraft) because the money held by Custodian in an Account for such
Series shall be  insufficient to pay the total amount payable upon a purchase of
Securities specifically allocated to such Series, as set forth in a Certificate,
Instructions  or Oral  Instructions,  or if an overdraft  arises in the separate account  of a Series  for some  other  reason,  including,  without  limitation, because of a reversal of a  conditional  credit or the purchase of any currency, or if the Fund is for any other reason  indebted to Custodian  with respect to a
Series, including any indebtedness to The Bank of New York under the Fund's Cash
Management and Related Services  Agreement (except a borrowing for investment or for temporary or emergency purposes using Securities as collateral pursuant to a

                                      -9-

separate  agreement and subject to the provisions of Section 2 of this Article), such overdraft or indebtedness shall be deemed to be a loan made by Custodian to the Fund for such Series payable on demand and shall bear interest from the date
incurred  at  a  rate  per  annum   ordinarily   charged  by  Custodian  to  its
institutional  customers,  as such rate may be  adjusted  from time to time.  In addition,  the Fund hereby  agrees that  Custodian  shall to the maximum  extent permitted  by law  have a  continuing  lien,  security  interest,  and  security
entitlement  in  and  to  any  property,   including,  without  limitation,  any
investment  property or any financial  asset, of such Series at any time held by
Custodian  for the  benefit of such  Series or in which such  Series may have an interest which is then in Custodian's  possession or control or in possession or control of any third party acting in  Custodian's  behalf.  The Fund  authorizes
Custodian,  in its sole discretion,  at any time to charge any such overdraft or indebtedness  together with interest due thereon  against any balance of account standing to such Series' credit on Custodian's books.

         2. If the Fund borrows money from any bank (including  Custodian if the borrowing is pursuant to a separate  agreement)  for investment or for temporary or emergency purposes using Securities held by Custodian hereunder as collateral for  such  borrowings,  the  Fund  shall  deliver  to  Custodian  a  Certificate specifying  with  respect to each such  borrowing:  (a) the Series to which such borrowing  relates;  (b) the name of the bank,  (c) the amount of the borrowing,
(d) the time and date, if known,  on which the loan is to be entered  into,  (e)
the total amount  payable to the Fund on the borrowing  date, (f) the Securities to be delivered as collateral  for such loan,  including the name of the issuer, the title and the  number of shares or the  principal  amount of any  particular
Securities,  and (g) a statement  specifying whether such loan is for investment purposes  or for  temporary  or  emergency  purposes  and that  such  loan is in conformance with the `40 Act and the Fund's prospectus.  Custodian shall deliver on the  borrowing  date  specified in a  Certificate  the  specified  collateral against  payment by the lending  bank of the total  amount of the loan  payable, provided that the same conforms to the total amount  payable as set forth in the
Certificate.  Custodian  may,  at the  option  of the  lending  bank,  keep such collateral in its possession, but such collateral shall be subject to all rights therein  given  the  lending  bank  by  virtue  of any  promissory  note or loan agreement.  Custodian shall deliver such Securities as additional  collateral as may be specified  in a  Certificate  to  collateralize  further any  transaction described in this  Section.  The Fund shall cause all  Securities  released from collateral  status to be returned  directly to Custodian,  and  Custodian  shall receive from time to time such return of collateral as may be tendered to it. In the event that the Fund fails to specify in a Certificate  the Series,  the name of the  issuer,  the title and number of shares or the  principal  amount of any particular  Securities to be delivered as  collateral  by  Custodian,  Custodian shall not be under any obligation to deliver any Securities.

                                   ARTICLE VI
                          SALE AND REDEMPTION OF SHARES

         1.  Whenever  the  Fund  shall  sell  any  shares  issued  by the  Fund
("Shares")  it  shall  deliver  to  Custodian  a  Certificate  or   Instructions
specifying the amount of money and/or Securities to be received by Custodian for the sale of such  Shares  and  specifically  allocated  to an  Account  for such
Series.

                                      -10-

         2. Upon receipt of such money,  Custodian shall credit such money to an
Account in the name of the Series for which such money was received.

         3. Except as provided hereinafter,  whenever the Fund desires Custodian to make payment out of the money held by Custodian  hereunder in connection with a  redemption  of any Shares,  it shall  furnish to Custodian a  Certificate  or
Instructions  specifying the total amount to be paid for such Shares.  Custodian shall make payment of such total amount to the transfer agent  specified in such
Certificate  or  Instructions  out  of  the  money  held  in an  Account  of the appropriate Series.

         4. Notwithstanding the above provisions regarding the redemption of any
Shares,  whenever  any  Shares are  redeemed  pursuant  to any check  redemption privilege which may from time to time be offered by the Fund, Custodian,  unless otherwise  instructed by a Certificate or Instructions,  shall, upon presentment of such check,  charge the amount thereof  against the money held in the Account of the Series of the Shares being  redeemed,  provided,  that if the Fund or its agent timely advises  Custodian that such check is not to be honored,  Custodian shall return such check unpaid.

                                  ARTICLE VII
                      PAYMENT OF DIVIDENDS OR DISTRIBUTIONS

         1. Whenever the Fund shall  determine to pay a dividend or distribution on Shares it shall furnish to Custodian  Instructions  or a Certificate  setting forth with respect to the Series  specified  therein the date of the declaration of such  dividend or  distribution,  the total amount  payable,  and the payment date.

         2. Upon the payment date specified in such Instructions or Certificate,
Custodian  shall pay out of the money held for the  account  of such  Series the total amount payable to the dividend agent of the Fund specified therein.

                                  ARTICLE VIII
                              CONCERNING CUSTODIAN

         1. (a) Except as otherwise  expressly provided herein,  Custodian shall not be liable for any costs, expenses, damages, liabilities or claims, including attorneys'  and  accountants'  fees  (collectively,  "Losses"),  incurred  by or asserted  against the Fund,  except those Losses arising out of Custodian's  own negligence or willful misconduct.  Custodian shall have no liability  whatsoever for the action or inaction of any  Depositories or of any Foreign  Depositories,
except in each case to the extent such action or inaction is a direct  result of the  Custodian's  failure to fulfill its duties  hereunder.  With respect to any
Losses  incurred  by the Fund as a result of the acts or any  failures to act by any  Subcustodian  (other  than a  Custodian  Affiliate),  Custodian  shall take
appropriate  action  to  recover  such  Losses  from  such   Subcustodian;   and
Custodian's  sole  responsibility  and liability to the Fund shall be limited to amounts so received  from such  Subcustodian  (exclusive  of costs and  expenses incurred by Custodian). In no event shall Custodian be liable to the Fund or any third party for special,  indirect or consequential  damages,

                                      -11-

or lost profits or loss of business,  arising in connection with this Agreement, nor shall Custodian or any Subcustodian be liable:  (i) for acting in accordance with any  Certificate or Oral  Instructions  actually  received by Custodian and reasonably  believed by Custodian to be given by an Authorized Person;  (ii) for acting in accordance with  Instructions  without  reviewing the same;  (iii) for conclusively  presuming that all  Instructions  are given only by person(s) duly authorized;  (iv) for  conclusively  presuming  that all  disbursements  of cash directed  by the Fund,  whether by a  Certificate,  an Oral  Instruction,  or an
Instruction,  are in accordance with Section 2(i) of Article II hereof;  (v) for holding  property  in any  particular  country,  including,  but not limited to,
Losses  resulting  from  nationalization,  expropriation  or other  governmental actions;  regulation of the banking or securities industry; exchange or currency controls or restrictions,  devaluations or fluctuations; availability of cash or
Securities  or market  conditions  which  prevent  the  transfer  of property or execution of Securities  transactions or affect the value of property;  (vi) for any Losses due to forces  beyond the  control of  Custodian,  including  without limitation  strikes,  work  stoppages,  acts of war or terrorism,  insurrection, revolution,  nuclear or natural  catastrophes or acts of God, or  interruptions, loss or  malfunctions  of utilities,  communications  or computer  (software and hardware)  services;  (vii) for the insolvency of any Subcustodian (other than a
Custodian  Affiliate),  any Depository,  or, except to the extent such action or inaction  is a direct  result of the  Custodian's  failure to fulfill its duties hereunder,  any Foreign  Depository;  or (viii) for any Losses  arising from the applicability  of any law or regulation now or hereafter in effect,  or from the occurrence  of any  event,  including,  without  limitation,  implementation  or adoption of any rules or procedures of a Foreign  Depository,  which may affect,
limit,   prevent   or  impose   costs  or  burdens   on,  the   transferability,
convertibility,  or availability  of any currency or Composite  Currency Unit in any  country  or on the  transfer  of any  Securities,  and  in no  event  shall
Custodian be obligated to substitute another currency for a currency  (including
a  currency   that  is  a  component  of  a  Composite   Currency   Unit)  whose
transferability,  convertibility or availability has been affected,  limited, or prevented by such law, regulation or event, and to the extent that any such law, regulation or event  imposes a cost or charge upon  Custodian in relation to the transferability,  convertibility,  or  availability  of  any  cash  currency  or
Composite  Currency  Unit,  such cost or charge  shall be for the account of the
Fund, and Custodian may treat any account denominated in an affected currency as a group of separate accounts denominated in the relevant component currencies.

             (b)  Custodian  may  enter  into   subcontracts,   agreements   and
understandings  with any  Custodian  Affiliate,  whenever  and on such terms and conditions  as it  deems  necessary  or  appropriate  to  perform  its  services hereunder.  No such  subcontract,  agreement or  understanding  shall  discharge
Custodian from its obligations hereunder.

             (c) The Fund  agrees  to  indemnify  Custodian  and hold  Custodian harmless  from and  against  any and all  Losses  sustained  or  incurred  by or asserted  against  Custodian  by  reason  of or as a  result  of any  action  or inaction,  or  arising  out  of  Custodian's  performance  hereunder,  including reasonable  fees and  expenses of counsel  incurred by Custodian in a successful defense  of  claims  by the  Fund;  provided  however,  that the Fund  shall not indemnify  Custodian for those Losses arising out of Custodian's  own negligence or willful  misconduct.  This indemnity shall be a continuing  obligation of the
Fund,  its  successors  and assigns,  notwithstanding  the  termination  of this
Agreement.

                                      -12-

         2. Without limiting the generality of the foregoing, Custodian shall be under no obligation to inquire into, and shall not be liable for:

             (a) Any Losses incurred by the Fund or any other person as a result of the receipt or acceptance of  fraudulent,  forged or invalid  Securities,  or
Securities  which are otherwise not freely  transferable or deliverable  without encumbrance in any relevant market;

             (b) The validity of the issue of any Securities purchased, sold, or written  by or for the Fund,  the  legality  of the  purchase,  sale or  writing thereof, or the propriety of the amount paid or received therefor;

             (c) The legality of the sale or  redemption  of any Shares,  or the propriety of the amount to be received or paid therefor;

             (d) The legality of the  declaration  or payment of any dividend or distribution by the Fund;

             (e) The legality of any borrowing by the Fund;

             (f) The  legality of any loan of  portfolio  Securities,  nor shall
Custodian  be  under  any  duty  or  obligation  to see to it that  any  cash or collateral delivered to it by a broker,  dealer or financial institution or held by it at any time as a result of such loan of portfolio  Securities  is adequate security  for the Fund  against  any loss it might  sustain  as a result of such loan, which duty or obligation shall be the sole  responsibility of the Fund. In addition, Custodian shall be under no duty or obligation to see that any broker, dealer or financial  institution to which  portfolio  Securities of the Fund are lent makes  payment to it of any  dividends or interest  which are payable to or for the account of the Fund during the period of such loan or at the termination of such loan, provided, however that Custodian shall promptly notify the Fund in the event that such dividends or interest are not paid and received when due;

             (g) The  sufficiency  or  value  of any  amounts  of  money  and/or
Securities held in any Special  Account in connection  with  transactions by the
Fund; whether any broker, dealer, futures commission merchant or clearing member makes payment to the Fund of any  variation  margin  payment or similar  payment which the Fund may be  entitled to receive  from such  broker,  dealer,  futures commission  merchant or  clearing  member,  or whether  any payment  received by
Custodian  from any  broker,  dealer,  futures  commission  merchant or clearing member is the amount the Fund is entitled  to receive,  or to notify the Fund of
Custodian's receipt or non-receipt of any such payment; or

             (h) Whether any  Securities at any time delivered to, or held by it or by any Subcustodian,  for the account of the Fund and specifically  allocated to a Series are such as properly  may be held by the Fund or such  Series  under the  provisions  of its then current  prospectus  and  statement  of  additional information,  or to ascertain  whether any transactions by the Fund,  whether or not involving Custodian,  are such transactions as may properly be engaged in by the Fund.

                                      -13-

         3.  Custodian  may,  with  respect  to  questions  of law  specifically regarding an Account,  obtain the advice of counsel and shall be fully protected with respect to anything done or omitted by it in good faith in conformity  with such advice.

         4. Custodian shall be under no obligation to take action to collect any amount  payable on  Securities  in default,  or if payment is refused  after due demand and  presentment.  Custodian shall as promptly as is reasonable under the circumstances inform the Fund of such default.

         5. Custodian shall have no duty or responsibility to inquire into, make recommendations,  supervise,  or determine the  suitability of any  transactions affecting any Account.

         6. The Fund  shall  pay to  Custodian  the fees and  charges  as may be specifically  agreed  upon from time to time and such other fees and  charges at
Custodian's  standard  rates for such  services as may be  applicable.  The Fund shall  reimburse  Custodian for all costs  associated with the conversion of the
Fund's  Securities  hereunder and the transfer of Securities and records kept in connection  with this  Agreement.  The Fund shall also  reimburse  Custodian for out-of-pocket  expenses  which are a normal  incident of the  services  provided hereunder.  The Custodian  understands and agrees that XShares Advisors LLC, the investment  adviser to the Fund (the  "Advisor")  may pay the fees and  expenses under this  Agreement  directly to the Custodian as a result of its  contractual arrangements  with the Fund and any such payment by the Advisor  will  discharge the Fund of its obligations  hereunder.  Notwithstanding  any such arrangements, nothing  herein  shall be deemed to relieve the Fund of its  obligations  to pay such fees and expenses if such payment is not made by the Advisor.

         7.  Custodian  has the right to debit any cash  account  for any amount payable by the Fund in connection  with any and all  obligations  of the Fund to
Custodian. In addition to the rights of Custodian under applicable law and other agreements,  at any time  when  the  Fund  shall  not  have  honored  any of its obligations to Custodian,  Custodian  shall have the right without notice to the
Fund to retain or set-off,  against such obligations of the Fund, any Securities or cash Custodian or a Custodian  Affiliate may directly or indirectly  hold for the account of the Fund, and any obligations (whether matured or unmatured) that
Custodian  or a  Custodian  Affiliate  may have to the Fund in any  currency  or
Composite  Currency  Unit.  Any such asset of, or obligation to, the Fund may be transferred  to  Custodian  and any  Custodian  Affiliate in order to effect the above rights.

         8.  The  Fund  agrees  to  forward  to  Custodian  a   Certificate   or
Instructions  confirming Oral  Instructions by the close of business of the same day that such Oral Instructions are given to Custodian. The Fund agrees that the fact that such confirming Certificate or Instructions are not received or that a contrary Certificate or contrary Instructions are received by Custodian shall in no way affect the validity or enforceability of transactions  authorized by such
Oral  Instructions  and  effected by  Custodian.  If the Fund elects to transmit
Instructions through an on-line communications system offered by Custodian,  the
Fund's use  thereof  shall be subject to the Terms and  Conditions  attached  as
Appendix I hereto. If Custodian receives Instructions which appear on their face to have been  transmitted  by an Authorized  Person via (i) computer  facsimile,

                                      -14-

email,  the  Internet  or  other  insecure  electronic  method,  or (ii)  secure electronic  transmission  containing applicable  authorization codes,  passwords and/or  authentication  keys,  the Fund  understands  and agrees that  Custodian cannot determine the identity of the actual sender of such Instructions and that
Custodian shall  conclusively  presume that such Written  Instructions have been sent by an Authorized  Person,  and the Fund shall be  responsible  for ensuring that only Authorized  Persons  transmit such  Instructions to Custodian.  If the
Fund elects (with Custodian's prior consent) to transmit Instructions through an on-line  communications  service  owned or operated by a third  party,  the Fund agrees that Custodian  shall not be responsible or liable for the reliability or availability of any such service.

         9. The books and records pertaining to the Fund which are in possession of Custodian  shall be the property of the Fund. Such books and records shall be prepared and maintained as required by the `40 Act and the rules thereunder. The
Fund,  or its  authorized  representatives,  shall have access to such books and records during Custodian's normal business hours. Upon the reasonable request of the Fund, copies of any such books and records shall be provided by Custodian to the Fund or its authorized  representative.  Upon the reasonable  request of the
Fund,  Custodian  shall  provide in hard copy or on  computer  disc any  records included in any such  delivery  which are  maintained by Custodian on a computer disc, or are similarly maintained.

         10. It is  understood  that  Custodian  is  authorized  to  supply  any information  regarding the Accounts which is required by any law,  regulation or rule now or hereafter in effect.  The Custodian  shall provide the Fund with any report obtained by the Custodian on the system of internal accounting control of a  Depository,  and with such  reports on its own system of internal  accounting control as the Fund may reasonably request from time to time.

         11.  Custodian  shall  have no  duties or  responsibilities  whatsoever except such duties and  responsibilities  as are  specifically set forth in this
Agreement,  and no covenant or obligation shall be implied against  Custodian in connection with this Agreement.

                                   ARTICLE IX
                                   TERMINATION

         1. Either of the parties  hereto may terminate this Agreement by giving to the other party a notice in writing  specifying the date of such termination, which  shall be not less than  ninety (90) days after the date of giving of such notice.  In the event such notice is given by the Fund, it shall be  accompanied by a copy of a resolution  of the board of the Fund,  certified by the Secretary or any Assistant Secretary, electing to terminate this Agreement and designating a  successor  custodian  or  custodians,  each of which shall be a bank or trust company having not less than $2,000,000 aggregate capital, surplus and undivided profits.  In the event such notice is given by Custodian,  the Fund shall, on or before the termination date,  deliver to Custodian a copy of a resolution of the board of the  Fund,  certified  by the  Secretary  or any  Assistant  Secretary, designating  a  successor  custodian  or  custodians.  In the  absence  of  such designation  by the Fund,  Custodian may designate a successor  custodian  which shall be a bank or trust  company  having  not less  than  $2,000,000  aggregate capital,  surplus and undivided profits.  Upon the date set forth in such notice this Agreement shall terminate,  and Custodian shall upon receipt of a notice of

                                      -15-

acceptance  by the  successor  custodian  on that date  deliver  directly to the successor  custodian all Securities and money then owned by the Fund and held by it as Custodian,  after  deducting all fees,  expenses and other amounts for the payment or reimbursement of which it shall then be entitled.

         2. If a successor  custodian is not designated by the Fund or Custodian in accordance with the preceding Section, the Fund shall upon the date specified in the  notice  of  termination  of this  Agreement  and  upon the  delivery  by
Custodian of all Securities  (other than Securities which cannot be delivered to the Fund) and money then owned by the Fund be deemed to be its own custodian and
Custodian shall thereby be relieved of all duties and responsibilities  pursuant to this Agreement,  other than the duty with respect to Securities  which cannot be delivered to the Fund to hold such  Securities  hereunder in accordance  with this Agreement.

                                   ARTICLE X
                                  MISCELLANEOUS

         1. The Fund  agrees  to  furnish  to  Custodian  a new  Certificate  of
Authorized  Persons  in the event of any change in the then  present  Authorized
Persons.  Until  such new  Certificate  is  received,  Custodian  shall be fully protected  in acting upon  Certificates  or Oral  Instructions  of such  present
Authorized Persons.

         2. Any notice or other instrument in writing, authorized or required by this  Agreement  to be  given  to  Custodian,  shall  be  sufficiently  given if addressed to Custodian and received by it at its offices at One Wall Street, New
York, New York 10286,  or at such other place as Custodian may from time to time designate in writing.

         3. Any notice or other instrument in writing, authorized or required by this Agreement to be given to the Fund shall be sufficiently  given if addressed to the Fund and  received by it at its offices at ***, or at such other place as the Fund may from time to time designate in writing.

         4. Each and every right granted to either party  hereunder or under any other document delivered hereunder or in connection  herewith,  or allowed it by law or equity,  shall be cumulative  and may be exercised  from time to time. No failure on the part of either party to exercise, and no delay in exercising, any right will operate as a waiver thereof,  nor will any single or partial exercise by either party of any right  preclude any other or future  exercise  thereof or the exercise of any other right.

         5. In case any provision in or obligation under this Agreement shall be invalid,  illegal or unenforceable in any exclusive jurisdiction,  the validity, legality and enforceability of the remaining  provisions shall not in any way be affected  thereby.  This  Agreement may not be amended or modified in any manner except  by a  written  agreement  executed  by both  parties,  except  that  any amendment  to the  Schedule  I hereto  need be  signed  only by the Fund and any amendment to Appendix I hereto need be signed only by Custodian.  This Agreement shall  extend  to and  shall be  binding  upon the  parties  hereto,  and  their respective successors and

                                      -16-

assigns;  provided,  however,  that this  Agreement  shall not be  assignable by either party without the written consent of the other.

         6. This Agreement shall be construed in accordance with the substantive laws of the State of New York,  without  regard to conflicts of laws  principles thereof. The Fund and Custodian hereby consent to the jurisdiction of a state or federal court situated in New York City, New York in connection with any dispute arising  hereunder.  The Fund hereby  irrevocably  waives, to the fullest extent permitted by applicable law, any objection which it may now or hereafter have to the laying of venue of any such proceeding brought in such a court and any claim that such proceeding brought in such a court has been brought in an inconvenient forum. The Fund and Custodian each hereby  irrevocably waives any and all rights to trial by jury in any legal  proceeding  arising  out of or  relating  to this
Agreement.

         7. The Fund hereby  acknowledges  that  Custodian is subject to federal laws, including the Customer Identification Program (CIP) requirements under the
USA PATRIOT Act and its  implementing  regulations,  pursuant to which Custodian must obtain, verify and record information that allows Custodian to identify the
Fund. Accordingly,  prior to opening an Account hereunder Custodian will ask the
Fund to provide certain  information  including,  but not limited to, the Fund's name,  physical address,  tax  identification  number and other information that will  help  Custodian  to  identify  and  verify  the  Fund's  identity  such as organizational documents,  certificate of good standing, license to do business, or other  pertinent  identifying  information.  The Fund agrees  that  Custodian cannot open an Account hereunder unless and until Custodian  verifies the Fund's identity in accordance with its CIP.

         8. This Agreement may be executed in any number of  counterparts,  each of which  shall be  deemed  to be an  original,  but  such  counterparts  shall, together, constitute only one instrument.

                                      -17-

         IN WITNESS  WHEREOF,  the Fund and Custodian have caused this Agreement to be executed by their respective  officers,  thereunto duly authorized,  as of the day and year first above written.

                                  TDAX FUNDS, INC.

                                  By:   /s/ David W. Jaffin
                                        ----------------------------------------
                                  Title:    CFO and Secretary

                                  THE BANK OF NEW YORK

                                  By:   /s/ Edward G. McGann
                                        ----------------------------------------
                                  Title:    Managing Director

                                      -18-

                                   SCHEDULE I
                        CERTIFICATE OF AUTHORIZED PERSONS
                   (The Fund - Oral and Written Instructions)

         The undersigned hereby certifies that he is the duly elected and acting
Secretary of TDAX Funds,  Inc.  (the  "Fund"),  and further  certifies  that the following persons,  whether or not an officer or employee of the Fund, have been duly  authorized in conformity  with the Fund's  Articles of  Incorporation  and
By-Laws to deliver  Certificates and Oral  Instructions,  in accordance with the resolutions of the Fund's Board to The Bank of New York  ("Custodian")  pursuant to the Custody Agreement between the Fund and Custodian dated July 24, 2007, and that the signatures for such persons not affiliated with the Custodian appearing opposite their names are true and correct:

Anthony F. Dudzinski    Chief Operating Officer
---------------------   ----------------------------     ----------------------
Name                    Title                                  Signature

David W. Jaffin         Secretary and Treasurer
---------------------   ----------------------------     ----------------------
Name                    Title                                  Signature

James J. McCluskey      N/A
---------------------   ----------------------------     ----------------------
Name                    Title                                  Signature

William Vulpis          N/A
---------------------   ----------------------------     ----------------------
Name                    Title                                  Signature

Ivo Ivanov              N/A
---------------------   ----------------------------     ----------------------
Name                    Title                                  Signature

         This certificate  supersedes any certificate of Authorized  Persons you may currently have on file.

[seal]                                  By:
                                            ----------------------------------
                                             Name:  David  W. Jaffin
                                             Title: Secretary and Treasurer

Date:  July 24, 2007

                                   SCHEDULE II

                                     SERIES

TDAX Independence 2010 Exchange-Traded Fund

TDAX Independence 2020 Exchange-Traded Fund

TDAX Independence 2030 Exchange-Traded Fund

TDAX Independence 2040 Exchange-Traded Fund

TDAX Independence In-Target Exchange-Traded Fund

                                   APPENDIX I

                    ELECTRONIC SERVICES TERMS AND CONDITIONS

         1.  License;  Use.  (a) This  Appendix I shall govern the Fund's use of
electronic  communications,   information  delivery,  portfolio  management  and
banking services, that The Bank of New York and its affiliates ("Custodian") may provide to the Fund,  such as The Bank of New York  Inform  (TM) and The Bank of
New York CA$H-Register Plus(R), and any computer software,  proprietary data and documentation  provided  by  Custodian  to  the  Fund  in  connection  therewith
(collectively,  the "Electronic Services"). In the event of any conflict between the terms of this Appendix I and the main body of this Agreement with respect to the Fund's use of the  Electronic  Services,  the terms of this Appendix I shall control.

         (b)  Custodian  grants  to the  Fund a  personal,  nontransferable  and nonexclusive license to use the Electronic Services to which the Fund subscribes solely for the purpose of transmitting  instructions  and information  ("Written
Instructions"), obtaining reports, analyses and statements and other information and data,  making  inquiries  and  otherwise  communicating  with  Custodian  in connection with the Fund's  relationship with Custodian.  The Fund shall use the
Electronic Services solely for its own internal and proper business purposes and not in the operation of a service bureau. Except as set forth herein, no license or right of any kind is granted to with respect to the Electronic Services.  The
Fund  acknowledges  that  Custodian and its suppliers  retain and have title and exclusive  proprietary  rights to the Electronic  Services,  including any trade secrets or other  ideas,  concepts,  know-how,  methodologies,  and  information incorporated  therein and the exclusive  rights to any copyrights,  trade dress, look and feel, trademarks and patents (including  registrations and applications for registration of either),  and other legal  protections  available in respect thereof.  The Fund  further  acknowledges  that all or a part of the  Electronic
Services may be  copyrighted or  trademarked  (or a  registration  or claim made therefor) by Custodian or its suppliers. The Fund shall not take any action with
respect   to  the   Electronic   Services   inconsistent   with  the   foregoing
acknowledgments,  nor shall the Fund attempt to decompile,  reverse  engineer or modify the Electronic Services. The Fund may not copy,  distribute,  sell, lease or  provide,  directly or  indirectly,  the  Electronic  Services or any portion thereof to any other person or entity without Custodian's prior written consent.
The Fund may not remove any statutory  copyright notice or other notice included in the  Electronic  Services.  The Fund shall  reproduce  any such notice on any reproduction  of any  portion  of the  Electronic  Services  and  shall  add any statutory copyright notice or other notice upon Custodian's request.

         (c) Portions of the Electronic Services may contain, deliver or rely on data  supplied by third parties  ("Third Party Data"),  such as pricing data and indicative data, and services supplied by third parties ("Third Party Services")
such as  analytic  and  accounting  services.  Third  Party Data and Third Party
Services supplied hereunder are

obtained  from sources that  Custodian  believes to be reliable but are provided without any independent investigation by Custodian.  Custodian and its suppliers do not  represent or warrant  that the Third Party Data or Third Party  Services are correct,  complete or current. Third Party Data and Third Party Services are proprietary to their suppliers, are provided solely for the Fund's internal use, and may not be reused, disseminated or redistributed in any form. The Fund shall not use any Third  Party Data in any manner that would act as a  substitute  for obtaining a license for the data directly  from the  supplier.  Third Party Data and Third Party Services  should not be used in making any investment  decision.
CUSTODIAN AND ITS SUPPLIERS ARE NOT  RESPONSIBLE  FOR ANY RESULTS  OBTAINED FROM
THE  USE  OF OR  RELIANCE  UPON  THIRD  PARTY  DATA  OR  THIRD  PARTY  SERVICES.
Custodian's  suppliers of Third Party Data and Services are intended third party beneficiaries of this Section 1(c) and Section 5 below.

         (d) The Fund  understands  and agrees that any links in the  Electronic
Services to Internet  sites may be to sites  sponsored  and  maintained by third parties. Custodian make no guarantees,  representations or warranties concerning the information  contained in any third party site (including without limitation that such information is correct,  current, complete or free of viruses or other contamination),  or any products or services sold through third party sites. All such links to third party Internet sites are provided solely as a convenience to the Fund and the Fund  accesses  and uses such sites at its own risk.  A link in the Electronic  Services to a third party site does not  constitute  Custodian's endorsement,  authorisation  or  sponsorship  of such site or any  products  and services available from such site.

         2.  Equipment.  The Fund shall  obtain and maintain at its own cost and expense all equipment and services,  including but not limited to communications services,  necessary  for it to  utilize  and  obtain  access to the  Electronic
Services,  and  Custodian  shall  not be  responsible  for  the  reliability  or availability of any such equipment or services.

         3.  Proprietary   Information.   The  Electronic   Services,   and  any
proprietary data (including Third Party Data), processes,  software, information and  documentation  made  available  to the Fund (other than which are or become part of the public  domain or are legally  required to be made  available to the public)  (collectively,  the "Information"),  are the exclusive and confidential property of Custodian or its  suppliers.  However,  for the  avoidance of doubt, reports generated by the Fund containing  information relating to its account(s)
(except for Third Party Data contained  therein) are not deemed to be within the meaning  of  the  term  "Information."  the  Fund  shall  keep  the  Information confidential  by using  the same  care and  discretion  that the Fund  uses with respect to its own  confidential  property and trade secrets,  but not less than reasonable  care.  Upon  termination  of the  Agreement or the licenses  granted herein for any reason,  the Fund shall return to Custodian any and all copies of the  Information  which are in its possession or under its control  (except that the Fund may retain  reports  containing  Third Party Data,  provided that such Third Party Data remains  subject to the provisions of this Appendix).
The provisions of this Section 3 shall not affect the copyright status of any of the  Information  which may be  copyrighted  and shall apply to all  information whether or not copyrighted.

         4. Modifications. Custodian reserves the right to modify the Electronic
Services  from time to time.  The Fund agrees not to modify or attempt to modify the Electronic  Services without  Custodian's  prior written  consent.  The Fund acknowledges that any modifications to the Electronic  Services,  whether by the
Fund or Custodian and whether with or without Custodian's consent,  shall become the property of Custodian.

         5. NO REPRESENTATIONS OR WARRANTIES; LIMITATION OF LIABILITY. CUSTODIAN
AND ITS MANUFACTURERS AND SUPPLIERS MAKE NO WARRANTIES OR  REPRESENTATIONS  WITH
RESPECT  TO THE  ELECTRONIC  SERVICES  OR ANY THIRD  PARTY  DATA OR THIRD  PARTY
SERVICES,  EXPRESS OR IMPLIED,  IN FACT OR IN LAW,  INCLUDING BUT NOT LIMITED TO
WARRANTIES  OF  MERCHANTABILITY,  NON-INFRINGEMENT  AND FITNESS FOR A PARTICULAR
PURPOSE.  THE FUND ACKNOWLEDGES THAT THE ELECTRONIC  SERVICES,  THIRD PARTY DATA
AND THIRD PARTY SERVICES ARE PROVIDED "AS IS." TO THE FULLEST  EXTENT  PERMITTED
BY APPLICABLE LAW, IN NO EVENT SHALL CUSTODIAN OR ANY SUPPLIER BE LIABLE FOR ANY
DAMAGES, WHETHER DIRECT, INDIRECT SPECIAL, OR CONSEQUENTIAL,  WHICH CUSTOMER MAY
INCUR IN  CONNECTION  WITH THE  ELECTRONIC  SERVICES,  THIRD PARTY DATA OR THIRD
PARTY  SERVICES,  EVEN IF CUSTODIAN OR SUCH SUPPLIER KNEW OF THE  POSSIBILITY OF
SUCH DAMAGES.  IN NO EVENT SHALL CUSTODIAN OR ANY SUPPLIER BE LIABLE FOR ACTS OF
GOD, MACHINE OR COMPUTER  BREAKDOWN OR MALFUNCTION,  INTERRUPTION OR MALFUNCTION
OF  COMMUNICATION  FACILITIES,  LABOR  DIFFICULTIES  OR  ANY  OTHER  SIMILAR  OR
DISSIMILAR CAUSE BEYOND THEIR REASONABLE CONTROL.

         6. Security;  Reliance;  Unauthorized  Use; Funds Transfers.  Custodian
will establish security  procedures to be followed in connection with the use of the  Electronic  Services,  and the Fund  agrees  to  comply  with the  security procedures.  The Fund  understands  and agrees that the security  procedures are intended to determine  whether  instructions  received by Custodian  through the
Electronic  Services are authorized but are not (unless  otherwise  specified in writing) intended to detect any errors contained in such instructions.  The Fund will cause all persons  utilizing the Electronic  Services to treat any user and authorization codes,  passwords,  authentication keys and other security devices with the highest  degree of care and  confidentiality.  Upon  termination of the
Fund's use of the  Electronic  Services,  the Fund shall return to Custodian any security devices (e.g., token cards) provided by Custodian.  Custodian is hereby irrevocably  authorized to comply with and rely upon on Written Instructions and other  communications,  whether or not  authorized,  received  by it through the
Electronic  Services.  The Fund acknowledges

that it has sole  responsibility  for ensuring that only Authorized  Persons use the Electronic  Services and that to the fullest extent  permitted by applicable law  Custodian  shall not be  responsible  nor liable for any  unauthorized  use thereof or for any losses  sustained by the Fund  arising from or in  connection with  the use of the  Electronic  Services  or  Custodian's  reliance  upon  and compliance with Written Instructions and other  communications  received through the Electronic  Services.  With respect to instructions  for a transfer of funds issued through the Electronic Services, when instructed to credit or pay a party by both name and a unique numeric or  alpha-numeric  identifier (e.g. ABA number
or  account  number),  the  Custodian,  its  affiliates,   and  any  other  bank
participating in the funds transfer,  may rely solely on the unique  identifier, even if it identifies a party different than the party named. Such reliance on a unique  identifier  shall apply to beneficiaries  named in such  instructions as well as any financial  institution  which is designated in such  instructions to act as an  intermediary  in a funds  transfer.  It is understood and agreed that unless otherwise  specifically  provided herein,  and to the extent permitted by applicable  law,  the  parties  hereto  shall be bound by the rules of any funds transfer system utilized to effect a funds transfer hereunder.

         7. Acknowledgments.  Custodian shall acknowledge through the Electronic
Services  its  receipt of each  Written  Instruction  communicated  through  the
Electronic Services,  and in the absence of such acknowledgment  Custodian shall not be liable for any failure to act in accordance with such Written Instruction and the Fund may not  claim  that  such  Written  Instruction  was  received  by
Custodian.  Custodian may in its discretion decline to act upon any instructions or  communications  that are  insufficient  or incomplete or are not received by
Custodian in sufficient  time for  Custodian to act upon, or in accordance  with such instructions or communications.

         8. Viruses.  The Fund agrees to use  reasonable  efforts to prevent the transmission  through  the  Electronic  Services  of any  software or file which contains any viruses,  worms, harmful component or corrupted data and agrees not to use any device,  software,  or routine to  interfere  or attempt to interfere with the proper working of the Electronic Services.

         9. Encryption. The Fund acknowledges and agrees that encryption may not be available for every communication through the Electronic Services, or for all data. The Fund agrees that  Custodian may deactivate any encryption  features at any  time,  without  notice  or  liability  to the  Fund,  for  the  purpose  of maintaining, repairing or troubleshooting its systems.

         10. On-Line Inquiry and Modification of Records. In connection with the
Fund's use of the Electronic  Services,  Custodian  may, at the Fund's  request, permit the Fund to enter data directly into a Custodian database for the purpose of modifying certain information  maintained by Custodian's systems,  including, but not limited to, change of address  information.  To the extent that the Fund is granted such access, the Fund agrees

to indemnify and hold Custodian harmless from all loss, liability,  cost, damage and expense  (including  attorney's fees and expenses) to which Custodian may be subjected or which may be incurred in connection  with any claim which may arise out of or as a result of changes to Custodian  database records initiated by the
Fund.

         11. Agents.  the Fund may, on advance  written notice to the Custodian, permit its agents and  contractors  ("Agents") to access and use the  Electronic
Services on the Fund's behalf,  except that the Custodian  reserves the right to prohibit the Fund's use of any particular  Agent for any reason.  The Fund shall require  its  Agent(s)  to agree  in  writing  to be  bound by the  terms of the
Agreement,  and the Fund shall be liable and responsible for any act or omission of such Agent in the same manner,  and to the same extent, as though such act or omission  were that of the Fund.  Each  submission of a Written  Instruction  or
other   communication  by  the  Agent  through  the  Electronic  Services  shall constitute a representation and warranty by the Fund that the Agent continues to be duly  authorized  by the Fund to so act on its behalf and the  Custodian  may rely on the  representations  and warranties  made herein in complying with such
Written   Instruction  or  communication.   Any  Written  Instruction  or  other
communication  through the Electronic  Services by an Agent shall be deemed that of the Fund, and the Fund shall be bound thereby whether or not authorized.  The
Fund may, subject to the terms of this Agreement and upon advance written notice to the Bank,  provide a copy of the Electronic Service user manuals to its Agent if the Agent requires such copies to use the  Electronic  Services on the Fund's behalf.  Upon  cessation of any such Agent's  services,  the Fund shall promptly terminate  such Agent's  access to the  Electronic  Services,  retrieve from the
Agent any copies of the manuals and destroy  them,  and retrieve  from the Agent any token cards or other security  devices provided by Custodian and return them to Custodian.

                                                                  Exhibit (g)(2)

                        FOREIGN CUSTODY MANAGER AGREEMENT

         AGREEMENT made as of July 24, 2007, between each mutual fund identified on Schedule 1 attached  hereto (each, a "Fund";  collectively,  the "Funds") and
The Bank of New York ("BNY").

                              W I T N E S S E T H:

         WHEREAS,  each Fund desires to appoint BNY as a Foreign Custody Manager on the terms and conditions contained herein;

         WHEREAS,  BNY desires to serve as a Foreign Custody Manager and perform the duties set forth herein on the terms and conditions contained herein;

         NOW THEREFORE,  in  consideration  of the mutual  promises  hereinafter contained in this Agreement, each Fund and BNY hereby agrees as follows:

                                    ARTICLE I
                                   DEFINITIONS

         Whenever  used in this  Agreement,  the  following  words and  phrases, unless the context otherwise requires, shall have the following meanings:

         1. "Board"  shall mean the board of directors or board of trustees,  as the case may be, of each Fund.

         2. "Eligible Foreign  Custodian" shall have the meaning provided in the
Rule.

         3.  "Monitoring  System"  shall  mean a  system  established  by BNY to fulfill the  Responsibilities  specified in clauses 1(d) and 1(e) of Article III of this Agreement.

         4.  "Qualified  Foreign  Bank" shall have the  meaning  provided in the
Rule.

         5. "Responsibilities" shall mean the responsibilities  delegated to BNY as a Foreign  Custody  Manager with respect to each  Specified  Country and each
Eligible Foreign Custodian  selected by BNY, as such  responsibilities  are more fully described in Article III of this Agreement.

         6.  "Rule"  shall mean Rule 17f-5 under the  Investment  Company Act of
1940, as amended from time to time.

         7.  "Securities  Depository"  shall mean any  securities  depository or clearing agency within the meaning of Rule 17f-7.

                                       2

         8.  "Specified  Country"  shall mean each country  listed on Schedule 2 attached hereto and each country, other than the United States, constituting the primary  market for a security with respect to which the relevant Fund has given settlement  instructions to The Bank of New York as custodian (the  "Custodian")
under its Custody Agreement with such Fund.

                                   ARTICLE II
                        BNY AS A FOREIGN CUSTODY MANAGER

         1.  Each  Fund on behalf  of its  Board  hereby  delegates  to BNY with respect to each Specified Country the Responsibilities.

         2. BNY accepts each Fund's Board's delegation of Responsibilities  with respect to each Specified Country and agrees in performing the  Responsibilities as a Foreign Custody Manager to exercise reasonable care, prudence and diligence such as a person having  responsibility for the safekeeping of the Fund's assets would exercise.

         3. BNY shall  provide to each  Board at such  times as the Board  deems reasonable and  appropriate  based on the  circumstances  of the relevant Fund's foreign  custody  arrangements  written  reports  notifying  the  Board  of  the placement of assets of the Fund with a  particular  Eligible  Foreign  Custodian within a  Specified  Country  and of any  material  change  in the  arrangements
(including,  in the case of Qualified  Foreign Banks, any material change in any contract governing such arrangements and in the case of Securities Depositories, any  material  change  in  the  established  practices  or  procedures  of  such
Securities  Depositories)  with  respect  to  assets  of the Fund  with any such
Eligible Foreign Custodian.

                                   ARTICLE III
                                RESPONSIBILITIES

         1. Subject to the provisions of this Agreement,  BNY shall with respect to each Specified  Country select an Eligible Foreign  Custodian.  In connection therewith,  BNY  shall:  (a)  determine  that  assets of the Funds  held by such
Eligible  Foreign  Custodian  will be subject to reasonable  care,  based on the standards applicable to custodians in the relevant market in which such Eligible
Foreign  Custodian  operates,  after  considering  all  factors  relevant to the safekeeping of such assets,  including,  without limitation,  those contained in paragraph  (c)(1) of the Rule;  (b) determine  that the Funds'  foreign  custody arrangements with each Qualified Foreign Bank are governed by a written contract with the  Custodian  (or,  in the  case of a  Securities  Depository,  by such a contract,  by the rules or established practices or procedures of the Securities
Depository,  or  by  any  combination  of  the  foregoing)  which  will  provide reasonable  care for the  Funds'  assets  based on the  standards  specified  in paragraph  (c)(1) of the Rule; (c) determine that each contract with a Qualified
Foreign Bank shall include the  provisions  specified in paragraph  (c)(2)(i)(A)
through  (F) of the  Rule  or,  alternatively,  in  lieu  of any or all of  such
(c)(2)(i)(A)  through (F)  provisions,  such other  provisions as BNY determines will  provide,  in  their  entirety,  the  same or a  greater  level of care and protection for the assets of the Funds as such specified provisions; (d) monitor pursuant to the Monitoring System the  appropriateness of maintaining the assets of the Funds with a particular  Eligible Foreign Custodian pursuant to paragraph
(c)(1) of the Rule and

                                       3

in the case of a Qualified  Foreign  Bank,  any material  change in the contract governing  such  arrangement  and in the case of a  Securities  Depository,  any material  change in the  established  practices or procedures of such Securities
Depository;  and (e) advise the Funds whenever an arrangement (including, in the case of a Qualified Foreign Bank, any material change in the contract  governing such arrangement and in the case of a Securities Depository, any material change in the  established  practices  or  procedures  of such  Securities  Depository)
described in preceding  clause (d) no longer meets the requirements of the Rule.
Anything in this  Agreement  to the  contrary  notwithstanding,  BNY shall in no event be deemed to have selected any  Securities  Depository the use of which is mandatory by law or regulation or because  securities  cannot be withdrawn  from such  Securities  Depository,  or because  maintaining  securities  outside  the
Securities  Depository is not consistent with prevailing  custodial practices in the relevant  market (each,  a  "Compulsory  Depository");  it being  understood however, that for each Compulsory Depository utilized or intended to be utilized by the  Funds,  BNY may  provide  the Funds  from time to time with  information addressing  the  factors  set  forth in  Section  (c)(1)  of the Rule and  BNY's opinions with respect  thereto in order to assist the Funds in  determining  the appropriateness of placing Fund assets therein.

         2. (a) For  purposes of Clauses (a) and (b) of  preceding  Section 1 of this Article,  with respect to Securities  Depositories,  it is understood  that such  determination  shall be made on the basis of,  and  limited  by,  publicly available information with respect to each such Securities Depository.

         (b) For purposes of clause (d) of preceding  Section 1 of this Article,
BNY's  determination  of  appropriateness  shall not  include,  nor be deemed to include,  any  evaluation  of Country  Risks  associated  with  investment  in a particular  country.  For purposes  hereof,  "Country Risks" shall mean systemic risks of holding assets in a particular country  including,  but not limited to,
(a)  the  use  of  Compulsory   Depositories,   (b)  such  country's   financial
infrastructure,  (c) such country's prevailing custody and settlement practices,
(d) nationalization, expropriation or other governmental actions, (e) regulation of the banking or  securities  industry,  (f) currency  controls,  restrictions, devaluations or fluctuations, and (g) market conditions which affect the orderly execution of securities transactions or affect the value of securities.

                                   ARTICLE IV
                                 REPRESENTATIONS

         1. Each Fund hereby  represents  that: (a) this Agreement has been duly authorized,  executed and delivered by the Fund, constitutes a valid and legally binding  obligation of the Fund enforceable in accordance with its terms, and no statute,  regulation,  rule,  order,  judgment or  contract  binding on the Fund prohibits  the Fund's  execution  or  performance  of this  Agreement;  (b) this
Agreement  has been  approved and ratified by the Fund's Board at a meeting duly called and at which a quorum was at all times present;  and (c) the Fund's Board or its  investment  advisor has  considered  the Country Risks  associated  with investment in each Specified  Country and will have  considered such risks prior to any settlement  instructions being given to the Custodian with respect to any other Specified Country.

                                       4

         2. BNY hereby  represents  that: (a) BNY is duly organized and existing under  the  laws of the  State  of New  York,  with  full  power to carry on its businesses as now conducted, and to enter into this Agreement and to perform its obligations hereunder; (b) this Agreement has been duly authorized, executed and delivered by BNY,  constitutes  a valid and legally  binding  obligation  of BNY enforceable  in accordance  with its terms,  and no statute,  regulation,  rule, order,  judgment  or  contract  binding  on BNY  prohibits  BNY's  execution  or performance  of this  Agreement;  and (c) BNY  has  established  the  Monitoring
System.

                                    ARTICLE V
                                 CONCERNING BNY

         1.  BNY  shall  not  be  liable  for  any  costs,  expenses,   damages,
liabilities or claims,  including attorneys' and accountants' fees, sustained or incurred by, or asserted against,  any Fund except to the extent the same arises out of the failure of BNY to exercise the care,  prudence and diligence required by Section 2 of Article II hereof.  In no event shall BNY be liable to any Fund, such Fund's  Board,  or any third party for special,  indirect or  consequential damages,  or for lost profits or loss of business,  arising in  connection  with this Agreement.

         2. Each Fund shall  indemnify BNY and hold it harmless from and against
any  and  all  costs,  expenses,  damages,   liabilities  or  claims,  including
attorneys' and accountants' fees, sustained or incurred by, or asserted against,
BNY by reason or as a result of any action or inaction,  or arising out of BNY's performance  hereunder,  provided that no Fund shall indemnify BNY to the extent any such costs,  expenses,  damages,  liabilities  or claims  arise out of BNY's failure to exercise the  reasonable  care,  prudence and  diligence  required by
Section 2 of Article II hereof.

         3. For its  services  hereunder,  each  Fund  agrees to pay to BNY such compensation  and  out-of-pocket  expenses  as shall  be  mutually  agreed.  BNY understands and agrees that XShares Advisors LLC, the investment  adviser to the
Fund (the "Advisor") may pay the fees and expenses under this Agreement directly to BNY as a result of its  contractual  arrangements  with the Fund and any such payment by the Advisor will  discharge  the Fund of its  obligations  hereunder.
Notwithstanding any such arrangements, nothing herein shall be deemed to relieve the Fund of its obligations to pay such fees and expenses if such payment is not made by the Advisor.

         4. BNY shall have only such duties as are  expressly  set forth herein.
In no  event  shall  BNY  be  liable  for  any  Country  Risks  associated  with investments in a particular country.

                                   ARTICLE VI
                                  MISCELLANEOUS

         1. This Agreement  constitutes the entire  agreement  between each Fund and BNY,  and no provision  in the Custody  Agreement  between such Fund and the
Custodian  shall affect the duties and  obligations of BNY hereunder,  nor shall any  provision  in this  Agreement  affect  the  duties  or  obligations  of the
Custodian under the Custody Agreement.

                                       5

         2. Any notice or other instrument in writing, authorized or required by this Agreement to be given to BNY, shall be sufficiently given if received by it at its offices at 100 Church Street,  New York, New York 10286, or at such other place as BNY may from time to time designate in writing.

         3. Any notice or other instrument in writing, authorized or required by this Agreement to be given to a Fund shall be sufficiently  given if received by it at its offices at 420  Lexington  Ave,  Suite 2550,  New York, NY 10170 or at
such other place as the Fund may from time to time designate in writing.

         4. In case any provision in or obligation under this Agreement shall be invalid,  illegal or unenforceable in any jurisdiction,  the validity,  legality and enforceability of the remaining  provisions shall not in any way be affected thereby. This Agreement may not be amended or modified in any manner except by a written  agreement  executed by the relevant Fund and BNY. This Agreement  shall extend to and shall be binding  upon the parties  hereto,  and their  respective successors  and assigns;  provided  however,  that this  Agreement  shall not be assignable by any Fund or BNY without the written consent of BNY or the relevant
Fund.

         5. This Agreement shall be construed in accordance with the substantive laws of the State of New York,  without  regard to conflicts of laws  principles thereof.  Each Fund and BNY hereby  consents to the  jurisdiction  of a state or federal court situated in New York City, New York in connection with any dispute arising hereunder.  Each Fund hereby  irrevocably  waives, to the fullest extent permitted by applicable law, any objection which it may now or hereafter have to the laying of venue of any such proceeding brought in such a court and any claim that such proceeding brought in such a court has been brought in an inconvenient forum.  Each Fund and BNY each hereby  irrevocably  waives any and all rights to trial  by  jury in any  legal  proceeding  arising  out of or  relating  to this
Agreement.

         6. The parties hereto agree that in performing hereunder, BNY is acting solely on behalf of the relevant Fund and no contractual or service relationship shall be deemed to be established hereby between BNY and any other person.

         7. This Agreement may be executed in any number of  counterparts,  each of which  shall be  deemed  to be an  original,  but  such  counterparts  shall, together, constitute only one instrument.

         8.  This   Agreement   shall   terminate   with  respect  to  any  Fund
simultaneously  with the termination of the Custody  Agreement between such Fund and the  Custodian,  and may otherwise be terminated by a Fund (as to such Fund)
or BNY upon not less than thirty (30) days prior written notice.

                                       6

         IN WITNESS  WHEREOF,  each Fund and BNY has caused this Agreement to be executed by their respective officers, thereunto duly authorized, as of the date first above written.

                                  TDAX FUNDS, INC.
                                  on behalf of each Fund listed on Schedule 1

                                  By:   /s/ David W. Jaffin
                                        ----------------------------------------
                                  Title:    CFO and Secretary

                                  THE BANK OF NEW YORK

                                  By:   /s/ Edward G. McGann
                                        ----------------------------------------
                                  Title:    Managing Director

fcmstd3.doc
(10-99)

                                                                  Exhibit (g)(2)

                                   SCHEDULE 1

Name of Fund
------------

TDAX Independence 2010 Exchange-Traded Fund

TDAX Independence 2020 Exchange-Traded Fund

TDAX Independence 2030 Exchange-Traded Fund

TDAX Independence 2040 Exchange-Traded Fund

TDAX Independence In-Target Exchange-Traded Fund

                                                                  Exhibit (g)(2)

                                   SCHEDULE 2

Australia

Belgium

Canada

Finland

France

Germany

Italy

Japan

Netherlands

Spain

Sweden

Switzerland

UK

US

                                                                  Exhibit (h)(1)

                  FUND ADMINISTRATION AND ACCOUNTING AGREEMENT
                  --------------------------------------------

         AGREEMENT  made as of July 24, 2007,  by and between each entity listed on Exhibit A hereto (each a "Fund",  collectively the "Funds"),  and The Bank of
New York, a New York banking organization ("BNY").

                              W I T N E S S E T H :
                               - - - - - - - - - -

         WHEREAS,  each  Fund is an  investment  company  registered  under  the
Investment Company Act of 1940, as amended (the "1940 Act"); and

         WHEREAS,  each Fund desires to retain BNY to provide for the portfolios identified on Exhibit A hereto (each, a "Series") the services described herein, and BNY is willing to provide such services, all as more fully set forth below;

         NOW, THEREFORE,  in consideration of the mutual promises and agreements contained herein, the parties hereby agree as follows:

         1. Appointment.

         Each  Fund  hereby  appoints  BNY as its  agent  for  the  term of this
Agreement  to perform the services  described  herein.  BNY hereby  accepts such appointment and agrees to perform the duties hereinafter set forth.

         2. Representations and Warranties.

         (a)  Each  Fund  hereby   represents   and   warrants  to  BNY,   which
representations and warranties shall be deemed to be continuing, that:

                  (i) It is duly  organized  and existing  under the laws of the jurisdiction of its organization,  with full power to carry on its business as now  conducted,  to enter into this  Agreement and to perform its obligations hereunder;

                  (ii) This  Agreement  has been duly  authorized,  executed and delivered by the Fund in accordance with all requisite  action and constitutes a valid and legally binding  obligation of the
                  Fund, enforceable in accordance with its terms;

                  (iii) It is  conducting  its business in  compliance  with all applicable laws and regulations,  both state and federal,  and has obtained all regulatory  licenses,  approvals and consents necessary to carry on its business as now conducted;  there is no statute,  regulation, rule, order or judgment binding on it and  no  provision  of  its  charter  or  by-laws,  nor of any
                  mortgage,   indenture,  credit  agreement  or  other  contract
                  binding on it or affecting its property  which would  prohibit its execution or performance of this Agreement;

                  (iv) To the extent  the  performance  of any of the  valuation services  or  other  computations  described  in  Schedule  II attached  hereto by BNY in accordance  with the then effective
                  Prospectus  (as  hereinafter  defined) for the Fund or pricing policies  adopted by the Board would  violate  any  applicable laws or regulations,  the Fund shall immediately so notify BNY in writing and  thereafter  shall either  furnish BNY with the appropriate  values of  securities,  net asset  value or other computation,  as the case may be,  or,  subject  to the  prior approval of BNY,  instruct BNY in writing to value  securities and/or  compute  net asset  value or other  computations  in a
                  manner  the  Fund   specifies  in  writing,   and  either  the
                  furnishing  of such values or the giving of such  instructions shall constitute a representation by the Fund that the same is consistent  with all applicable  laws and regulations and with its Prospectus; and

                  (v)      It has implemented, and is acting in accordance with,
                           procedures reasonably designed to ensure that it will
                           disseminate  to all market  participants,  other than
                           Authorized Participants (as defined in its Prospectus
                           and  Statement  of  Additional   Information),   each
                           calculation  of  net  asset  value  provided  by  BNY
                           hereunder to Authorized Participants.

              (b)  BNY  hereby  represents  and  warrants  to  the  Fund,  which representations and warranties shall be deemed to be continuing, that:

                                     - 2 -

                  (i) It is duly  organized  and existing  under the laws of the jurisdiction of its organization,  with full power to carry on its business as now  conducted,  to enter into this  Agreement and to perform its obligations hereunder.

                  (ii) This  Agreement  has been duly  authorized,  executed and delivered by BNY in accordance  with all  requisite  action of its governing body and constitutes a valid and legally binding obligation of BNY enforceable in accordance with its terms.

                  (iii) To the best of BNY's knowledge,  information and belief, it is conducting its business in material  compliance with all applicable  laws  and  regulations  insofar  as such  laws and regulations  apply to the services being provided by BNY under this  Agreement  and has  obtained  all  regulatory  licenses,
                  approvals  and  consents   necessary  for  its  execution  and
                  performance   of  this   Agreement;   there  is  no   statute,
                  regulation,  rule,  order  or  judgment  binding  on it and no provision of its organizational and governing  documents,  nor of any mortgage, indenture, credit agreement or other contract binding on it or affecting  its property  which would  prevent its execution or performance of this Agreement.

                  (iv) It will maintain personnel and infrastructure appropriate to enable it to perform its obligations hereunder.

         3. Delivery of Documents.

                  (a) Each Fund will  promptly  deliver to BNY true and  correct copies of each of the  following  documents  as  currently  in  effect  and will promptly deliver to it all future amendments and supplements thereto, if any:

                           (i) The Fund's  articles  of  incorporation  or other
organizational document and all amendments thereto (the "Charter");

                           (ii) The Fund's bylaws (the "Bylaws");

                           (iii) Resolutions of the Fund's board of directors or
other  governing

                                     - 3 -

body (the "Board")  authorizing the execution,  delivery and performance of this
Agreement by the Fund;

                           (iv) The Fund's registration  statement most recently
filed with the Securities and Exchange  Commission  (the "SEC")  relating to the shares of the Fund (the "Registration Statement");

                           (v) The Fund's Notification of Registration under the
1940 Act on Form N-8A filed with the SEC; and

                           (vi)  The  Fund's   Prospectus   and   Statement   of
Additional   Information   pertaining   to  each   Series   (collectively,   the
"Prospectus").

                  (b)  Each  copy  of the  Charter  shall  be  certified  by the
Secretary of State (or other appropriate official) of the state of organization, and if the  Charter is  required  by law also to be filed with a county or other officer or official  body,  a  certificate  of such filing shall be filed with a certified copy submitted to BNY. Each copy of the Bylaws, Registration Statement and Prospectus,  and all amendments  thereto,  and copies of Board  resolutions, shall be certified by the Secretary or an Assistant Secretary of the appropriate
Fund.

                  (c) It  shall  be the  sole  responsibility  of  each  Fund to deliver to BNY its currently effective Prospectus and BNY shall not be deemed to have notice of any information contained in such Prospectus until it is actually received by BNY.

         4. Duties and Obligations of BNY.

                  (a) Subject to the  direction and control of each Fund's Board and the  provisions  of this  Agreement,  BNY shall provide to each Fund (i) the administrative  services  set forth on  Schedule I attached  hereto and (ii) the valuation,  accounting and  computation  services listed on Schedule II attached hereto.

                  (b)  In  performing  hereunder,  BNY  shall  provide,  at  its expense,  office space,  facilities,  equipment and personnel  necessary for the performance of its duties hereunder.

                  (c) BNY shall not provide any  services  under this  Agreement relating to the management, investment advisory or sub-advisory functions of any
Fund,  distribution of shares of any Fund,  maintenance of any Fund's  financial records (except to the extent such financial

                                     - 4 -

records  are  generated  by BNY in the course of the  performance  of its duties hereunder,  in which case BNY will preserve and retain such records on behalf of the Fund in accordance with BNY's record  retention  policies and procedures) or
other  services  normally   performed  by  the  Funds'  respective   counsel  or
independent auditors.

                  (d) Upon  receipt of a Fund's  prior  written  consent  (which shall not be  unreasonably  withheld),  BNY may  delegate  any of its duties and obligations  hereunder  to any delegee or agent  whenever  and on such terms and conditions as it deems necessary or appropriate.  Notwithstanding the foregoing, no  Fund  consent  shall  be  required  for any  such  delegation  to any  other subsidiary  of The  Bank of New York  Company,  Inc..  Notwithstanding  any such delegation,  and  irrespective  of  whether  or not the  consent of the Funds is required (or has been  obtained) for such  delegation,  BNY shall be responsible for the  reasonable  selection  of any such  delegee or agent,  and shall not be discharged  of its duties to provide the  delegated  services.  BNY shall not be liable to any Fund for any loss or damage arising out of, or in connection with, the actions or  omissions to act of any delegee or agent  utilized  hereunder so long as BNY acts in good faith and without  negligence  or wilful  misconduct in the selection of such delegee or agent.

                  (e) Each Fund shall  cause its  officers,  advisors,  sponsor, distributor,  legal counsel, independent accountants,  current administrator (if any),  transfer agent,  and any other service provider to cooperate with BNY and to provide  BNY,  upon  request,  with such  information,  documents  and advice relating to such Fund as is within the  possession or knowledge of such persons, and which in the opinion of BNY, is  necessary  in order to enable it to perform its  duties  hereunder.  BNY shall  not be  responsible  for,  under any duty to inquire into, or be deemed to make any assurances  with respect to the accuracy, validity or propriety of any information, documents or advice provided to BNY by any of the aforementioned  persons. BNY shall not be liable for any loss, damage or expense resulting from or arising out of the failure of the Fund to cause any information,  documents  or advice to be provided to BNY as provided  herein and shall be held  harmless  by each Fund when  acting in good faith and in reliance upon such  information,  documents or advice  relating to such Fund. All fees or costs  charged by such persons  shall be borne by the  appropriate  Fund. In the event that any services  performed by BNY  hereunder  rely, in whole or in part, upon  information  obtained from a third party service utilized

                                     - 5 -

or subscribed to by BNY which BNY in good faith and in its  reasonable  judgment deems reliable,  BNY shall not have any  responsibility  or liability for, under any duty to inquire into, or deemed to make any assurances  with respect to, the accuracy or completeness of such information.

                  (f) Nothing in this Agreement shall limit or restrict BNY, any affiliate of BNY or any officer or employee  thereof from acting for or with any third parties, and providing services similar or identical to same or all of the services provided hereunder.

                  (g) Subject to the  provisions  of this  Agreement,  BNY shall compute the net asset value per share of the Fund and shall value the securities held by the Fund at such times and dates and in the manner specified in the then currently  effective  Prospectus of the Fund,  except that  notwithstanding  any language in the Prospectus,  in no event shall BNY be required to determine,  or have any obligations with respect to, whether a market price represents any fair or true value,  nor to adjust any price to reflect any events or  announcements, including,  without  limitation,  those with respect to the issuer  thereof,  it being agreed that all such determinations and considerations shall be solely the responsibility  of the Fund.  BNY shall provide a report of such net asset value to the Fund and Authorized  Participants  at the  respective  times set forth in
Schedule II, as amended from time to time. To the extent valuation of securities or  computation  of a net asset value as specified in the Fund's then  currently effective  Prospectus is at any time  inconsistent  with any applicable  laws or regulations,  the Fund shall immediately so notify BNY in writing and thereafter shall  either  furnish  BNY at all  appropriate  times  with the  values of such securities  and the Fund's net asset value,  or subject to the prior approval of
BNY,  instruct BNY in writing to value securities and compute net asset value in a manner which the Fund then  represents  in writing to be  consistent  with all applicable laws and regulations. The Fund may also from time to time, subject to the prior  approval of BNY,  instruct BNY in writing to compute the value of the securities  or net  asset  value in a manner  other  than as  specified  in this paragraph.  By  giving  such  instruction,  the  Fund  shall be  deemed  to have represented  that such  instruction is consistent  with all applicable  laws and regulations  and the then currently  effective  Prospectus of the Fund. The Fund shall  have sole  responsibility  for  determining  the method of  valuation  of securities and the method of computing net asset value.

                                     - 6 -

                  (h) Each Fund shall furnish BNY with any and all instructions, explanations,  information, specifications and documentation deemed necessary by
BNY in the performance of its duties hereunder,  including,  without limitation, the amounts or written  formula for calculating the amounts and times of accrual of Fund  liabilities and expenses.  BNY shall not be required to include as Fund liabilities and expenses, nor as a reduction of net asset value, any accrual for any federal, state, or foreign income taxes unless the Fund shall have specified to BNY the precise amount of the same to be included in liabilities and expenses or used to reduce net asset  value.  Each Fund shall also  furnish BNY with bid, offer,  or market  values of  Securities if BNY notifies such Fund that same are not available to BNY from a security  pricing or similar  service  utilized,  or subscribed  to, by BNY which BNY in its judgment deems reliable at the time such information is required for calculations hereunder. At any time and from time to time,  the Fund also may  furnish  BNY with  bid,  offer,  or  market  values of
Securities  and  instruct  BNY  to use  such  information  in  its  calculations hereunder. BNY shall at no time be required or obligated to commence or maintain any utilization of, or subscriptions  to, any particular  securities  pricing or similar service.

                  (i) BNY may apply to an  officer or duly  authorized  agent of any  Fund for  written  instructions  with  respect  to any  matter  arising  in connection with BNY's performance  hereunder for such Fund, and BNY shall not be liable  for any  action  taken or  omitted  to be  taken by it in good  faith in accordance with such instructions. Such application for instructions may, at the option of BNY,  set forth in writing any action  proposed to be taken or omitted to be taken  by BNY  with  respect  to its  duties  or  obligations  under  this
Agreement and the date on and/or after which such action shall be taken, and BNY shall not be liable  for any action  taken or omitted to be taken in  accordance with a proposal  included in any such application on or after the date specified therein  unless,  prior to taking or omitting to take any such  action,  BNY has received  written  instructions in response to such  application  specifying the action to be taken or omitted.

                  (j) BNY may consult  with counsel to the  appropriate  Fund at such Fund's expense,  or its own counsel at its own expense,  provided that such counsel has been approved by the Fund,  where notice from BNY as to its selected counsel  which is not objected to in writing by the Fund within one business day shall  constitute  the Fund's  approval,  and BNY shall be fully

                                     - 7 -

protected  with  respect  to  anything  done or  omitted  by it in good faith in accordance with the advice or opinion of such counsel.

                  (k)  Notwithstanding  any other  provision  contained  in this
Agreement  or  Schedule  I or II  attached  hereto,  BNY  shall  have no duty or obligation  to with  respect  to,  including,  without  limitation,  any duty or obligation to determine, or advise or notify any Fund of: (i) the taxable nature of any  distribution  or amount received or deemed received by, or payable to, a
Fund,  (ii) the taxable  nature or effect on a Fund or its  shareholders  of any corporate actions,  class actions, tax reclaims,  tax refunds or similar events,
(iii) the taxable nature or taxable amount of any distribution or dividend paid, payable or deemed paid, by a Fund to its shareholders;  or (iv) the effect under any federal,  state,  or foreign  income tax laws of a Fund making or not making any distribution or dividend payment, or any election with respect thereto.

                  (l) With respect to the services contemplated  hereunder,  BNY shall  have no duties or  responsibilities  whatsoever  except  such  duties and responsibilities as are specifically set forth in this Agreement and Schedules I and II attached hereto.

                  (m) BNY, in performing  the services  required of it under the terms of this  Agreement,  shall be entitled to rely fully on the  accuracy  and validity of any and all instructions,  explanations, information, specifications and documentation furnished to it by a Fund and shall have no duty or obligation
to  review  the   accuracy,   validity  or  propriety   of  such   instructions,
explanations,  information,  specifications or documentation, including, without limitation,  evaluations of Securities;  the amounts or formula for  calculating the  amounts  and times of accrual  of Series'  liabilities  and  expenses;  the amounts  receivable  and  the  amounts  payable  on  the  sale  or  purchase  of
Securities; and amounts receivable or amounts payable for the sale or redemption of  Fund  shares  effected  by or on  behalf  of a  Fund.  In  the  event  BNY's computations  hereunder rely, in whole or in part, upon information,  including, without  limitation,  bid, offer or market values of Securities or other assets, or accruals of interest or earnings  thereon,  from a pricing or similar service utilized, or subscribed to, by BNY which BNY in its judgment deems reliable, and which is  consistent  with the  pricing  policies  as  adopted  by the Board and provided to BNY,  BNY shall not be  responsible  for,  under any duty to inquire into,  or deemed  to make any  assurances  with  respect  to,  the  accuracy  or completeness  of  such  information.  Without  limiting

                                     - 8 -

the generality of the  foregoing,  BNY shall not be required to inquire into any valuation of securities  or other assets by a Fund or any third party  described in this (m) even  though BNY in  performing  services  similar  to the  services provided pursuant to this Agreement for others may receive different  valuations of the same or different securities of the same issuers.

                  (n) BNY, in performing  the services  required of it under the terms of this Agreement,  shall not be responsible  for determining  whether any interest  accruable to a Fund is or will be actually  paid, but will accrue such interest until otherwise instructed by such Fund.

                  (o) BNY shall not be  responsible  for delays or errors  which occur by reason of  circumstances  beyond its control in the  performance of its duties under this Agreement,  including,  without limitation, labor difficulties within or without BNY, mechanical breakdowns, flood or catastrophe, acts of God, failures of transportation,  interruptions,  loss, or malfunctions of utilities, communications  or computer  (hardware or software)  services.  Nor shall BNY be responsible  for  delays or  failures  to supply  the  information  or  services specified  in this  Agreement  where such delays or  failures  are caused by the failure of any person(s) other than BNY, its employees or or its affiliates,  to
supply  any   instructions,   explanations,   information,   specifications   or
documentation  deemed in good faith to be necessary by BNY in the performance of its duties under this  Agreement.  BNY will in such  instances as promptly as is reasonable under the circumstances notify the Fund of such failures.

(o) BNY shall keep  confidential all books and records relating to the Funds and its  shareholders,  except when (i)  disclosure  is required by law, (ii) BNY is advised by counsel that it may incur liability for failure to make a disclosure,
(iii) BNY is  requested  to divulge such  information  by a court,  governmental agency or  entity  or by a  self-regulatory  organization  registered  under the
Securities  Exchange Act of 1934, or (iv) as requested or authorized by Funds or
the  Advisor  (including   pursuant  to  this  Agreement  or  its  policies  and
procedures).  BNY shall  provide  the Funds with  reasonable  advance  notice of disclosure pursuant to items (i) - (iii) of the previous sentence, to the extent reasonably  practicable  and  permissible  by law. BNY shall  promptly  upon the
Funds' demand, turn over to the Funds and cease to retain the files, records and documents  created and maintained by it pursuant to this Agreement  which are no longer

                                     - 9 -

needed by it in the  performance of its services or in accordance  with relevant law, regulation, or bank policy.

         5. Allocation of Expenses.

         Except as otherwise  provided herein, all costs and expenses arising or incurred in connection  with the  performance of this Agreement shall be paid by the appropriate  Fund,  including but not limited to,  organizational  costs and costs of maintaining corporate existence,  taxes,  interest,  brokerage fees and commissions,  insurance  premiums,  compensation  and  expenses  of such  Fund's
trustees,   directors,  officers  or  employees,  legal,  accounting  and  audit expenses,  management,  advisory,  sub-advisory,  administration and shareholder servicing fees, charges of custodians,  transfer and dividend disbursing agents, expenses (including  clerical expenses) incident to the issuance,  redemption or repurchase of Fund shares,  fees and expenses  incident to the  registration  or qualification  under federal or state securities laws of the Fund or its shares, costs  (including  printing  and mailing  costs) of preparing  and  distributing
Prospectuses,  reports,  notices and proxy material to such Fund's shareholders, all expenses  incidental to holding meetings of such Fund's trustees,  directors and shareholders,  and extraordinary expenses as may arise, including litigation affecting such Fund and legal  obligations  relating  thereto for which the Fund may have to indemnify its trustees, directors and officers.

                                     - 10 -

         6. Compliance Services.

                  (a) If  Schedule  I  contains  a  requirement  for  the BNY to provide  the Fund with  compliance  services,  such  services  shall be provided pursuant to the terms of this Section 6 (the "Compliance Services"). The precise compliance  review and  testing  services  to be  provided  shall be as mutually agreed between BNY and each Fund, and the results of BNY's  Compliance  Services shall be detailed  in a  compliance  summary  report  (the  "Compliance  Summary
Report")  prepared  on a periodic  basis as  mutually  agreed.  Each  Compliance
Summary  Report shall be subject to review and  approval by the Fund.  BNY shall have no responsibility or obligation to provide  Compliance  Services other than those services specifically listed in Schedule I.

                  (b) The Fund  will  examine  each  Compliance  Summary  Report delivered  to it by BNY and  notify BNY of any error,  omission  or  discrepancy within ten (10) days of its  receipt.  The Fund agrees to notify BNY promptly if it fails to  receive  any  such  Compliance  Summary  Report.  The Fund  further acknowledges  that  unless  it  notifies  the  BNY of  any  error,  omission  or discrepancy within 10 days, such Compliance Summary Report shall be deemed to be correct and conclusive in all respects.  In addition,  if the Fund learns of any
out-of-compliance   condition  before  receiving  a  Compliance  Summary  Report reflecting such condition, the Fund will notify BNY of such condition within one business day after discovery thereof.

                  (c)  While  BNY  will  endeavor  in  good  faith  to  identify out-of-compliance  conditions,  BNY does not and could not for the fees charged, make any guarantees,  representations  or warranties with respect to its ability to identify all such conditions.  In the event of any errors or omissions in the performance  of Compliance  Services,  the Fund's sole and exclusive  remedy and
BNY's sole liability shall be limited to re-performance by BNY of the Compliance
Services  affected and in connection  therewith  the  correction of any error or omission,  if practicable and the preparation of a corrected  report, at no cost to the Fund.

         7. Standard of Care; Indemnification.

                  (a) BNY shall act in good  faith in  carrying  out its  duties hereunder.  Except as otherwise provided herein, BNY shall not be liable for any costs,  expenses,  damages,  liabilities  or claims  (including  attorneys'  and accountants'  fees) incurred by a Fund, except those costs,

                                     - 11 -

expenses,  damages,  liabilities  or  claims  arising  out of  BNY's  own  gross negligence,  bad faith or wilful misconduct or reckless disregard for its duties and  obligations  hereunder.  In no event shall BNY be liable to any Fund or any third party for special,  indirect or consequential  damages, or lost profits or loss of business,  arising under or in connection with this  Agreement,  even if previously  informed of the  possibility  of such damages and  regardless of the form of  action.  BNY  shall  not be liable  for any  loss,  damage or  expense, including  counsel  fees and other costs and  expenses of a defense  against any claim or liability,  resulting  from,  arising out of, or in connection with its performance hereunder, including its actions or omissions, the incompleteness or inaccuracy of any specifications or other information  furnished by the Fund, or for delays  caused by  circumstances  beyond  BNY's  control,  unless such loss, damage or  expense  arises  out of the gross  negligence,  bad faith or  willful misconduct  of  BNY  or  reckless  disregard  for  its  duties  and  obligations hereunder.

                  (b) Each Fund shall  indemnify  and hold harmless BNY from and against any and all costs, expenses, damages,  liabilities and claims (including claims  asserted by a Fund),  and reasonable  attorneys' and  accountants'  fees relating  thereto,  which are  sustained  or  incurred  or which may be asserted against  BNY,  by reason of or as a result of any action  taken or omitted to be taken by BNY in good  faith  hereunder  or in  reliance  upon (i) any law,  act, regulation  or  interpretation  of the same even though the same may  thereafter have been altered,  changed,  amended or repealed, (ii) such Fund's Registration
Statement or Prospectus,  (iii) any  instructions of an officer of such Fund, or
(iv) any opinion of legal  counsel for such Fund;  provided  however that if BNY after  making a good faith  effort to seek  guidance  from Fund counsel does not receive the required  guidance in a reasonable period of time, then BNY may seek and rely on the advice of counsel to BNY,  provided  that such  counsel has been approved by the Fund,  where notice from BNY as to its selected counsel which is not objected to in writing by the Fund within one business day shall  constitute the Fund's approval,, or arising out of transactions or other activities of such
Fund which occurred prior to the commencement of this Agreement;  provided, that no Fund shall indemnify BNY for costs, expenses, damages,  liabilities or claims for  which  BNY is  liable  under  preceding  6(a).  This  indemnity  shall be a continuing obligation of each Fund, its successors and assigns,  notwithstanding the  termination  of this  Agreement.  Without  limiting the  generality  of the foregoing,  each Fund shall indemnify BNY against and save BNY harmless

                                     - 12 -

from any loss,  damage or expense,  including  counsel  fees and other costs and expenses of a defense  against any claim or  liability,  arising from any one or more of the following:

                           (i) Errors in records or instructions,  explanations,
information,  specifications  or  documentation of any kind, as the case may be, supplied to BNY as described above or by or on behalf of a Fund;

                                     - 13 -

                           (ii) Action or inaction  taken or omitted to be taken
by BNY pursuant to written or oral instructions of the Fund or otherwise without gross or willful misconduct;

                           (iii) Any action  taken or omitted to be taken by BNY
in good faith in accordance  with the advice or opinion of counsel for a Fund or its own counsel, provided that such counsel has been approved by the Fund, where notice from BNY as to its selected  counsel  which is not objected to in writing by the Fund  within one  business  day shall  constitute  the  Fund's  approval, subject to the limitations set forth above;

                           (iv)  Any  improper  use  by a Fund  or  its  agents,
distributor or investment advisor of any valuations or computations  supplied by
BNY pursuant to this Agreement;

                           (v) The method of valuation of the Securities and the
method of computing each Series' net asset value; or

                           (vi) Any  valuations of Securities or net asset value
provided by a Fund.

                  (c)  Actions  taken or omitted in  reliance on oral or written instructions,  or upon any information,  order,  indenture,  stock  certificate, power of attorney, assignment,  affidavit or other instrument believed by BNY to be genuine or  bearing  the  signature  of a person or  persons  believed  to be authorized  to sign,  countersign  or execute  the same,  or upon the opinion of legal  counsel for a Fund or its own  counsel,  subject to the  limitations  set forth herein,  shall be  conclusively  presumed to have been taken or omitted in good faith.

                  (d)  Notwithstanding  any other  provision  contained  in this
Agreement,  BNY shall have no duty or  obligation  with  respect to,  including, without limitation, any duty or obligation to determine, or advise or notify the
Fund of: (a) the taxable nature of any distribution or amount received or deemed received by, or payable to, a Fund;  (b) the taxable  nature or effect on a Fund or its shareholders of any corporate actions,  class actions, tax reclaims,  tax refunds,  or similar  events;  (c) the taxable  nature or taxable  amount of any distribution  or  dividend  paid,  payable  or  deemed  paid,  by a Fund  to its shareholders;  or (d) the effect under any federal, state, or foreign income tax laws of the Fund making or not making any distribution or dividend  payment,  or any election with respect thereto.

                                     - 14 -

         8. Compensation.

         For the services provided  hereunder,  each Fund agrees to pay BNY such compensation  as is  mutually  agreed  from time to time and such  out-of-pocket expenses (e.g.,  telecommunication charges, postage and delivery charges, record retention costs,  reproduction  charges and transportation and lodging costs) as are incurred by BNY in performing  its duties  hereunder.  Except as hereinafter set forth,  compensation shall be calculated and accrued daily and paid monthly.
Each Fund  authorizes BNY to debit such Fund's  custody  account for all amounts due and payable  hereunder,  subject to the  acknowledgement  as to  anticipated payment by the Advisor (as defined  below) in this Section 8. BNY shall  deliver to each Fund invoices for services  rendered  after debiting such Fund's custody account with an indication that payment has been made. Upon  termination of this
Agreement before the end of any month, the compensation for such part of a month shall be prorated  according  to the  proportion  which such period bears to the full monthly  period and shall be payable upon the effective date of termination of this Agreement.  For the purpose of determining  compensation payable to BNY, each  Fund's net asset  value  shall be  computed at the times and in the manner specified  in the Fund's  Prospectus.  BNY  understands  and agrees that XShares
Advisors LLC, the  investment  adviser to the Fund (the  "Advisor")  may pay the fees and  expenses  under  this  Agreement  directly  to BNY as a result  of its contractual  arrangements with the Fund and any such payment by the Advisor will discharge  the  Fund of its  obligations  hereunder.  Notwithstanding  any  such arrangements,  nothing  herein  shall  be  deemed  to  relieve  the  Fund of its obligations  to pay such fees and  expenses  if such  payment is not made by the
Advisor.  In such  circumstances,  after notice to the Fund that the Advisor has not paid such amounts,  each Fund  authorizes  BNY to debit such Fund's  custody account for all amounts due and payable hereunder

         9. Term of Agreement.

                  (a) This Agreement  shall continue until  terminated by either
BNY giving to a Fund,  or a Fund  giving to BNY, a notice in writing  specifying the date of such  termination,  which  date shall be not less than 90 days after the date of the giving of such notice.  Upon  termination  hereof,  the affected
Fund(s) shall pay to BNY such  compensation as may be due as of the date of such termination,  and shall reimburse BNY for any disbursements and expenses

                                     - 15 -

made or incurred by BNY and payable or reimbursable hereunder.

                  (b)  Notwithstanding  the  foregoing,  BNY may terminate  this
Agreement  upon 30 days  prior  written  notice  to a Fund  if such  Fund  shall terminate  its custody  agreement  with The Bank of New York, or fail to perform its  obligations  hereunder in a material  respect.  The Fund may terminate this
Agreement for "Cause" upon 30 days prior written  notice to BNY. For purposes of this Section 9, "Cause"  shall mean (a) a material  breach of this  Agreement by
BNY, including a material breach of any representation or warranty, that has not been cured within 30 days following  written notice of such breach;  (b) a final unappealable  judicial,  regulatory or  administrative  ruling or order in which
BNY, its directors, officers employees or agents, has been found to be guilty of criminal or unethical  behavior or conduct in  connection  with the provision of services  similar  to the  services  covered  by  this  Agreement;  or  (c)  the commencement  of any  voluntary or  involuntary  action under  chapter 11 of the
United States Code or any other law relating to the  liquidation  or dissolution of BNY, the  reorganization  of its debtors or the  alteration  of rights of its creditors.

         10. Authorized Persons.

         Attached  hereto as Exhibit B is a list of persons duly  authorized  by the Board of each Fund to execute  this  Agreement  and give any written or oral instructions,  or written or oral specifications,  by or on behalf of such Fund.
From  time to time each Fund may  deliver a new  Exhibit B to add or delete  any person and BNY shall be entitled to rely on the last Exhibit B actually received by BNY.

         11. Amendment.

         This Agreement may not be amended or modified in any manner except by a written  agreement  executed  by BNY  and  the  Fund to be  bound  thereby,  and authorized or approved by such Fund's Board.

                                     - 16 -

         12. Assignment.

         This  Agreement  shall  extend to and shall be binding upon the parties hereto, and their respective  successors and assigns;  provided,  however,  that this Agreement  shall not be assignable by any Fund without the written  consent of BNY, or by BNY without the written  consent of the affected Fund  accompanied by the authorization or approval of such Fund's Board.

         13. Governing Law; Consent to Jurisdiction.

         This  Agreement  shall be construed in accordance  with the laws of the
State of New York, without regard to conflict of laws principles  thereof.  Each
Fund hereby consents to the jurisdiction of a state or federal court situated in
New York City, New York in connection  with any dispute arising  hereunder,  and waives to the fullest  extent  permitted by law its right to a trial by jury. To the extent that in any jurisdiction any Fund may now or hereafter be entitled to claim,  for itself or its  assets,  immunity  from suit,  execution,  attachment
(before or after judgment) or other legal process,  such Fund irrevocably agrees not to claim, and it hereby waives, such immunity.

         14. Severability.

         In case any provision in or obligation  under this  Agreement  shall be invalid,  illegal or unenforceable in any jurisdiction,  the validity,  legality and  enforceability of the remaining  provisions or obligations shall not in any way be affected or impaired thereby, and if any provision is inapplicable to any person or circumstances,  it shall  nevertheless  remain applicable to all other persons and circumstances.

         15. No Waiver.

         Each and  every  right  granted  to BNY  hereunder  or under  any other document delivered hereunder or in connection herewith,  or allowed it by law or equity,  shall be cumulative  and may be exercised from time to time. No failure on the part of BNY to  exercise,  and no delay in  exercising,  any  right  will operate as a waiver thereof,  nor will any single or partial  exercise by BNY of any right preclude any other or future  exercise  thereof or the exercise of any other right.

                                     - 17 -

         16. Notices.

         All notices,  requests,  consents and other communications  pursuant to this Agreement in writing shall be sent as follows:

         if to a Fund, at

         TDAX Funds, Inc.
         c/o XShares Advisors LLC
         420 Lexington Ave., Suite 2550
         New York, NY 10170

         if to BNY, at

         The Bank of New York
         One Wall Street
         New York, New York 10286
         Attention:
         Title:

or at such  other  place  as may from  time to time be  designated  in  writing.
Notices hereunder shall be effective upon receipt.

         17. Counterparts.

         This Agreement may be executed in any number of  counterparts,  each of which shall be deemed to be an original;  but such  counterparts  together shall constitute only one instrument.

         18. Several Obligations.

         The parties acknowledge that the obligations of the Funds hereunder are several  and not joint,  that no Fund  shall be liable  for any amount  owing by another Fund and that the Funds have  executed one  instrument  for  convenience only.

                                     - 18 -

         IN WITNESS  WHEREOF,  the  parties  hereto  have  caused the  foregoing instrument to be executed by their duly  authorized  officers and their seals to be hereunto affixed, all as of the day and year first above written.

                                  TDAX FUNDS, INC.

                                  By:   /s/ David W. Jaffin
                                        ----------------------------------------
                                  Title:    CFO and Secretary

                                  THE BANK OF NEW YORK

                                  By:   /s/ Edward G. McGann
                                        ----------------------------------------
                                  Title:    Managing Director

                                     - 19 -

                                    EXHIBIT A
                                    ---------

TDAX Independence 2010 Exchange-Traded Fund

TDAX Independence 2020 Exchange-Traded Fund

TDAX Independence 2030 Exchange-Traded Fund

TDAX Independence 2040 Exchange-Traded Fund

TDAX Independence In-Target Exchange-Traded Fund

                                    EXHIBIT B
                                    ---------

         I, David W. Jaffin,  Secretary and  Treasurer,  of TDAX Funds,  Inc., a
Maryland Corporation (the "Fund"), do hereby certify that:

         The following  individuals  serve in the following  positions  with the
Fund,  and each has been duly  elected or appointed by the Board of Directors of the Fund to each such  position and qualified  therefor in  conformity  with the
Fund's Articles of Incorporation and By-Laws.  Each such person is authorized to give written or oral  instructions  or written or oral  specifications  by or on behalf of the Fund to the Bank.

David M. Kelley                       President
----------------------------          -------------------------------
Name                                  Title

Anthony F. Dudzinski                  Chief Operating Officer
----------------------------          -------------------------------
Name                                  Title

David W. Jaffin                       Secretary and Treasurer
----------------------------          -------------------------------
Name                                  Title

                                   SCHEDULE I
                                   ----------

                             ADMINISTRATIVE SERVICES
                             -----------------------

1.       Prepare minutes of Board of Director  meetings and assist the Secretary of each Fund in preparation for Board meetings.  Such minutes,  meeting agendas  and other  material  prepared  in  preparation  for each Board meeting are subject to the review and approval of Fund counsel.

2.       Perform for each Fund,  the  compliance  tests as  mutually  agreed and which shall be specific to each Series.  The Compliance Summary Reports listing the results of such tests are subject to review and approval by each Fund.

3.       Participate  in the  periodic  updating  of  each  Fund's  Registration
         Statement  and  Prospectus  and,  subject to  approval  by such  Fund's
         Treasurer  and  legal  counsel,  coordinate  the  preparation,  filing, printing and dissemination of periodic reports and other information to the SEC and the Fund's  shareholders,  including annual and semi-annual reports to shareholders,  Form N-SAR,  Form N-CSR, Form N-Q and notices pursuant to Rule 24f-2, Form N-PX.

4.       Prepare  workpapers  supporting the  preparation of federal,  state and local  income tax returns for each Fund for review and approval by each
         Fund's independent  auditors;  perform ongoing wash sales review (i.e., purchases and sales of Fund investments  within 30 days of each other);
         and  prepare  Form  1099s  with  respect to each  Fund's  directors  or trustees and file such forms upon the approval of the Fund's Treasurer.

5.       Prepare and, subject to approval of each Fund's Treasurer,  disseminate to such Fund's  Board  quarterly  unaudited  financial  statements  and schedules  of such Fund's  investments  and make  presentations  to the
         Board, as appropriate.

6.       Subject to approval of each Fund's Board, assist such Fund in obtaining and filing fidelity bond and E&O/D&O insurance coverage.

7.       Prepare  statistical  reports for outside  information  services (e.g.,
         IBC/Donoghue, ICI, Lipper Analytical and Morningstar).

8.       Attend shareholder and Board meetings as requested from time to time.

9.       Subject  to  review  and  approval  by the  Fund  Treasurer,  establish appropriate expense accruals, maintain expense files and coordinate the payment of invoices for each Fund.

10.      Calculate ordinary income and capital gain distributions for review and approval by the Funds'  officers and independent  auditor.

11.      Monthly calculation of performance on NAV

                                     - 2 -

                                   SCHEDULE II
                                   -----------
                 ACCOUNTING, VALUATION AND COMPUTATION SERVICES
                 ----------------------------------------------

I.       BNY shall  maintain  the  following  records on a daily  basis for each
         Series.

         1. Report of current values of all portfolio securities

         2. Statement of net asset value per share

II.      BNY shall  maintain the  following  records on a monthly basis for each
         Series:

         1. General Ledger

         2. General Journal

         3. Cash Receipts Journal

         4. Cash Disbursements Journal

         5. Subscriptions Journal

         6. Redemptions Journal

         7. Accounts Receivable Reports

         8. Accounts Payable Reports

         9. Open Subscriptions/Redemption Reports

         10. Transaction (Securities) Journal

         11. Broker Net Trades Reports

III.     BNY  shall  prepare  a  Holdings  Ledger on a  quarterly  basis,  and a
Buy-Sell  Ledger  (Broker's  Ledger)  on a  semiannual  basis  for each  Series.
Schedule D shall be produced on an annual basis for each Series.

         The above  reports  may be  printed  according  to any  other  required frequency  to  meet  the  requirements  of the  Internal  Revenue  Service,  The
Securities and Exchange Commission and the Fund's Auditors.

         IV.  For  internal  control  purposes,  BNY uses the  Account  Journals produced by The Bank of New York Custody  System to record daily  settlements of the following for each Series:

         1. Securities bought

         2. Securities sold

         3. Interest received

         4. Dividends received

         5. Capital stock sold

         6. Capital stock redeemed

         7. Other income and expenses

         All portfolio  purchases for the Fund are recorded to reflect  expected maturity value and total cost including any prepaid interest.

                                     - 2 -

                                                                  Exhibit (h)(2)

                      TRANSFER AGENCY AND SERVICE AGREEMENT

         AGREEMENT  made as of the 24th day of July,  2007,  by and between TDAX
Funds,  Inc. a Maryland  corporation,  having its principal  office and place of business at 420 Lexington  Ave.,  Suite 2550, New York, NY 10170 (the "Company")
and THE BANK OF NEW YORK, a New York banking company having its principal office and place of business at One Wall Street, New York, New York 10286 (the "Bank").

         WHEREAS, the Company is registered as an open-end management investment company under the  Investment  Company Act of 1940, as amended (the "1940 Act");
and

         WHEREAS, the Company, on behalf of the investment  portfolios listed on
Appendix A hereto (as such  Appendix A may be amended from time to time) (each a
"Fund"  and  collectively,  the  "Funds")  desires  to  appoint  the Bank as its transfer agent,  dividend  disbursing agent and agent in connection with certain other activities, and the Bank desires to accept such appointment;

         WHEREAS,  the Company and designated agents will issue for purchase and redeem  shares of Funds of the Company only in  aggregations  of shares known as
"Creation Units" (currently 50,000 shares) (each a "Creation Unit")  principally in kind;

         WHEREAS,  The Depository Trust Company, a limited purpose trust company organized under the laws of the State of New York ("DTC"),  or its nominee (Cede
& Co.), will be the initial record or registered  owner (the  "Shareholder")  of all shares;

         NOW,  THEREFORE,  in  consideration  of  the  mutual  covenants  herein contained, the parties hereto agree as follows:

1. Terms of Appointment; Duties of the Bank

         1.1 Subject to the terms and  conditions  set forth in this  Agreement, the Company, on behalf of the Funds, hereby employs and appoints the Bank to act as, and the Bank  agrees to act as its  transfer  agent for the  authorized  and issued  shares of  common  stock,  $.001  par  value  per  share of the  Company
("Shares"), and as the Company's dividend disbursing agent.

         1.2 The Bank agrees that it will perform the following services:

                  (a) In accordance with the terms and conditions of the form of
Participant Agreement, attached hereto as Exhibit A, the Bank shall:

                           (i)  Perform  and  facilitate   the   performance  of
purchases and redemption of Creation Units;

                           (ii)   Prepare   and   transmit  by  means  of  DTC's
book-entry  system  payments for  dividends  and  distributions  declared by the
Company on behalf of the applicable Fund;

                           (iii)  Maintain the record of the name and address of
the  Shareholder  and the number of Shares issued by the Company and held by the
Shareholder;

                           (iv) Record the issuance of Shares of the Company and
maintain  a record of the  total  number  of  Shares  of the  Company  which are authorized,  based upon data provided to it by the Company.  The Bank shall have no obligation, when recording the issuance of Shares, to monitor the issuance of such Shares or to take  cognizance  of any laws relating to the issue or sale of such Shares, which functions shall be the sole responsibility of the Company.

                           (v)  Prepare  and  transmit  to the  Company  and the
Administrator  and to any  applicable  securities  exchange (as specified to the
Bank  by the  Administrator  or by the  Company)  information  with  respect  to purchases and redemptions of Shares;

                           (vi) On days that the Company  may accept  orders for
purchases or  redemptions,  calculate and transmit to the Bank and the Company's administrator the number of outstanding Shares for each Fund;

                           (vii) On days that the Company may accept  orders for
purchases or redemptions  (pursuant to the Participant  Agreement),  transmit to the Bank, the Company and DTC the amount of Shares purchased on such day;

                           (viii)  Confirm to DTC the number of Shares issued to
the Shareholder, as DTC may reasonably request;

                           (ix) Prepare and deliver other  reports,  information
and documents to DTC as DTC may reasonably request;

                           (x)  Extend  the  voting  rights  to the  Shareholder
and/or  beneficial  owners  of  Shares  in  accordance  with  the  policies  and procedures of DTC for book-entry only securities;

                           (xi) Maintain  those books and records of the Company
specified by the Company in Schedule A attached hereto; and

                           (xii)  Prepare a monthly  report of all purchases and
redemptions  during such month on a gross transaction  basis. The monthly report shall show the  counterpart  and amount of each  purchase  on a daily  basis net number of shares either redeemed or created for such Business Day.

                  (b) In addition to and neither in lieu nor in contravention of the services set forth in the above  paragraph (a), the Bank shall:  perform the customary  services of a transfer agent and dividend  disbursing agent including but not limited to: maintaining the account of the Shareholder, obtaining a list of DTC participants  holding interests in the Global  Certificate at the request of the Company, mailing proxy materials, shareholder reports and prospectuses to the

                                     - 2 -

Shareholder or DTC participants or beneficial owners of Shares at the request of the Company and those services set forth on Schedule A attached hereto.

                  (c) The  following  shall be  delivered to DTC for delivery to beneficial  owners  in  accordance  with  the  procedures  for  book-entry  only securities of DTC:

                           (i) Annual and semi-annual reports of the Company;

                           (ii)  Proxies,   proxy  statements  and  other  proxy
soliciting materials;

                           (iii)  Prospectus and  amendments and  supplements to
the Prospectus, including stickers; and

                           (iv) Other  communications  as may be required by law
or reasonably requested by the Company.

                  (d) If the Shares are represented by individual  Certificates, the Bank shall  perform  the  services  agreed to in writing by the Bank and the
Company.

                  (e) The Bank shall  provide  additional  services  (if any) on behalf of the Company (i.e.,  escheatment  services) which may be agreed upon in writing between the Company and the Bank.

2. Fees and Expenses

         2.1 The Bank shall receive from the Company such  compensation  for the
Transfer Agent's services  provided  pursuant to this Agreement as may be agreed to from time to time in a written fee schedule approved by the parties. The fees are accrued  daily and billed  monthly and shall be due and payable upon receipt of the invoice.  Upon the  termination of this  Agreement  before the end of any month,  the fee for the  part of the  month  before  such  termination  shall be prorated  according to the proportion  which such part bears to the full monthly period and shall be payable upon the date of termination of this Agreement.

         2.2 In  addition to the fee paid under  Section 2.1 above,  the Company agrees to  reimburse  the Bank for  out-of-pocket  expenses,  including  but not limited  to  confirmation  production,  postage,  forms,  telephone,  microfilm, microfiche,  tabulating  proxies,  records storage,  or advances incurred by the
Bank for the items set out in the fee  schedule  attached  hereto or relating to dividend  distributions  and reports  (whereas all expenses related to creations and  redemptions of Fund  securities  shall be borne by the relevant  authorized participant in such creations and redemptions).  In addition, any other expenses incurred by the Bank at the request or with the consent of the Company,  will be reimbursed by the Company on behalf of the applicable Fund.

         2.3 The Company agrees to pay all fees and reimbursable expenses within ten  business  days  following  the  receipt of the  respective  billing  notice accompanied by supporting documentation, as appropriate.  Postage for mailing of dividends,  proxies,  Company  reports  and other  mailings  to all  shareholder accounts  shall be  advanced  to the Bank by the Company at least seven (7) days prior to the mailing date of such  materials.  The Bank  understands  and agrees that

                                     - 3 -

XShares Advisors LLC, the investment  adviser to the Company (the "Advisor") may pay the fees and expenses  under this Section 2 directly to the Bank as a result of its  contractual  arrangements  with the Company and any such  payment by the
Advisor will discharge the Company of its obligations hereunder. Notwithstanding any such arrangements,  nothing herein shall be deemed to relieve the Company of its obligations to pay such fees and expenses if such payment is not made by the
Advisor.

3. Representations and Warranties of the Bank

         3.1 The Bank represents and warrants to the Company that:

                  It is a banking  company  duly  organized  and existing and in good standing under the laws of the State of New York.

                  It is duly  qualified to carry on its business in the State of
New York.

                  It is empowered  under  applicable laws and by its Charter and
By-Laws to act as transfer agent and dividend disbursing agent and to enter into and perform this Agreement.

                  All  requisite  corporate   proceedings  have  been  taken  to
authorize it to enter into and perform this Agreement.

                  It has and  will  continue  to have  access  to the  necessary facilities,  equipment and personnel to perform its duties and obligations under this Agreement.

                  It is the  policy  of the Bank to be in  compliance  with U.S.
anti-money   laundering   ("AML")  and  economic  sanctions  ("OFAC")  laws  and
regulations.  To that  end,  the  Bank has  implemented  internal  policies  and procedures for complying with the requirements of AML and OFAC regulations.

4. Representations and Warranties of the Company

         4.1 The Company represents and warrants to the Bank that:

                  It is a  corporation  duly  organized and existing and in good standing under the laws of Maryland.

                  It is empowered  under  applicable laws and by its Articles of
Incorporation and By-Laws to enter into and perform this Agreement.

                  All  corporate  proceedings  required  by  said  Articles  and
By-Laws  have  been  taken to  authorize  it to  enter  into  and  perform  this
Agreement.

                  It is an open-end  management  investment  company  registered under the Investment Company Act of 1940, as amended.

                                     - 4 -

                  A registration  statement under the Securities Act of 1933, as amended,  on behalf of each of the Funds is currently  effective and will remain effective,  and appropriate state securities law filings have been made and will continue to be made, with respect to all Shares of the Company being offered for sale.

5. [Section Reserved]

6. Indemnification

         6.1 The Bank  shall  not be  responsible  for,  and the  Company  shall indemnify  and hold the Bank  harmless  from and  against,  any and all  losses,
damages,  costs,  charges,  counsel  fees,  payments,   expenses  and  liability
("Losses") arising out of or attributable to:

                  (a) All  actions of the Bank or its  agents or  subcontractors required to be taken pursuant to this Agreement,  provided that such actions are taken without negligence, or willful misconduct.

                  (b) The Company's negligence or willful misconduct.

                  (c)  The  breach  of any  representation  or  warranty  of the
Company hereunder.

                  (d)  The  conclusive  reliance  on or use by the  Bank  or its agents or  subcontractors of information,  records,  documents or services which
(i) are received by the Bank or its agents or subcontractors, and (ii) have been prepared,  maintained or performed by the Company or any other person or firm on behalf of the Company  including but not limited to any previous  transfer agent or registrar.

                  (e) The  conclusive  reliance  on, or the  carrying out by the
Bank or its agents or  subcontractors  of any  instructions  or  requests of the
Company on behalf of the Company.

                  (f)  The  offer  or  sale  of  Shares  in   violation  of  any
requirement  under the federal  securities laws or regulations or the securities laws or regulations of any state that such Shares be registered in such state or in violation of any stop order or other  determination  or ruling by any federal agency or any state  with  respect  to the offer or sale of such  Shares in such state.

         6.2 At any time the Bank may apply to any  officer of the  Company  for instructions,  and may consult with the Company's  legal counsel with respect to any matter  arising in connection  with the services to be performed by the Bank under this Agreement, and the Bank and its agents or subcontractors shall not be liable and shall be  indemnified  by the Company for any action taken or omitted by it in reliance upon such  instructions  or upon the advice or opinion of such
Company  counsel  (except for the Bank's willful  misconduct) and shall promptly advise  the  Company  of such  advice or  opinion.  The  Bank,  its  agents  and subcontractors  shall be protected and  indemnified  in acting upon any paper or document,  reasonably  believed  to be  genuine  and to have been  signed by the proper person or persons, or upon any instruction, information, data, records or documents  provided the Bank or its agents or subcontractors by machine readable input,  telex,  CRT data entry or other similar means authorized by the Company, and shall not be held to have notice of any change of  authority  of any person, until receipt of written notice thereof from the Company.

                                     - 5 -

         6.3 The Company shall not be responsible for, and the Bank shall liable for direct money damages arising out of or attributable to:

                  (a) The Bank's own negligence or willful misconduct.

                  (b) The breach of any  representation  or warranty of the Bank hereunder.

7. Standard of Care

         The Bank shall have no  responsibility  and shall not be liable for any loss or damage  unless  such loss or damage is caused by its own  negligence  or willful  misconduct  or  that  of its  employees,  or its  breach  of any of its representations.  In no event shall the Bank be liable for special,  indirect or consequential damages regardless of the form of action and even if the same were foreseeable.

8. Concerning the Bank

         8.1 Bank may enter into  subcontracts,  agreements  and  understandings with any BNY  affiliate,  whenever and on such terms and  conditions as it deems necessary or appropriate to perform its services hereunder. No such subcontract, agreement or understanding shall discharge Bank from its obligations hereunder.

         8.2 Bank shall be  entitled  to  conclusively  rely upon any written or oral  instruction  actually  received by Bank and  reasonably  and in good faith believed by Bank to be duly authorized and delivered.  Company agrees to forward to Bank  written  instructions  confirming  oral  instructions  by the  close of business of the same day that such oral instructions are given to Bank.  Company agrees that the fact that such confirming written  instructions are not received or that  contrary  written  instructions  are  received  by Bank shall in no way affect the validity or  enforceability  of transactions  authorized by such oral instructions  and  effected  by Bank.  If  Company  elects to  transmit  written instructions through an on-line  communication system offered by Bank, Company's use  thereof  shall be subject to the terms and  conditions  attached  hereto as
Appendix A.

         8.3 Bank shall  establish  and  maintain a disaster  recovery  plan and back-up system at all times  satisfying the  requirements of all applicable law, rules,  and regulations  and which is reasonable  under the  circumstances  (the
"Disaster  Recovery Plan and Back-Up System").  Bank shall not be responsible or liable for any failure or delay in the performance of its obligations under this
Agreement  arising out of or caused,  directly or indirectly,  by  circumstances beyond its control which are not a result of its negligence,  including  without limitation,  acts of God;  earthquakes;  fires;  floods; wars; civil or military disturbances; sabotage; epidemics; riots; interruptions, loss or malfunctions of utilities,  transportation,  computer  (hardware or software) or  communications service;  accidents;  labor  disputes;  acts of  civil  or  military  authority;
governmental  actions;  or inability  to obtain  labor,  material,  equipment or transportation,  provided that the Bank has  established  and is maintaining the
Disaster Recovery Plan and Back-Up System, or if not, that such delay or failure would  have  occurred  even if Bank  had  established  and was  maintaining  the
Disaster Recovery Plan and Back-Up System. Upon the occurrence of any such delay or  failure  Bank  shall use  commercially  reasonable  best  efforts  to resume performance as soon as practicable under the circumstances.

                                     - 6 -

         8.4 Bank shall  have no duties or  responsibilities  whatsoever  except such  duties  and  responsibilities  as  are  specifically  set  forth  in  this
Agreement,  and no  covenant  or  obligation  shall be implied  against  Bank in connection with this Agreement.

         8.5 At any time the Bank may apply to an officer of the Company written instructions  with respect to any matter  arising in connection  with the Bank's duties and obligations  under this  Agreement,  and the Bank shall not be liable for any  action  taken or  omitted  to be  taken  by the  Bank in good  faith in accordance with such instructions. Such application by the Bank for instructions from an  officer of the  Company  may,  at the option of the Bank,  set forth in writing any action  proposed to be taken or omitted to be taken by the Bank with respect to its duties or obligations under this Agreement and the date on and/or after which such action shall be taken, and the Bank shall not be liable for any action taken or omitted to be taken in  accordance  with a proposal  included in any such  application on or after the date specified  therein  unless,  prior to taking  or  omitting  to take any such  action,  the Bank has  received  written instructions in response to such  application  specifying the action to be taken
or  omitted  and  provided   that  the  Company  shall  have  had  a  reasonable
opportunity, under the circumstance, to respond. The Bank may consult counsel to the Company at the expense of the  Company,  and shall be fully  protected  with respect to anything done or omitted by it in good faith in  accordance  with the advice or opinion of such counsel.

         8.6  Notwithstanding  any provisions of this Agreement to the contrary, the Bank shall be under no duty or obligation to inquire into,  and shall not be liable for:

                  (a) The legality of the issue, sale or transfer of any Shares, the  sufficiency  of the amount to be received in connection  therewith,  or the authority of the Company to request such issuance, sale or transfer;

                  (b)  The  legality  of  the   purchase  of  any  Shares,   the
sufficiency of the amount to be paid in connection  therewith,  or the authority of the Company to request such purchase;

                  (c) The  legality of the  declaration  of any  dividend by the
Company,  or the  legality  of the issue of any  Shares in  payment of any stock dividend; or

                  (d) The legality of any  recapitalization  or  readjustment of the Shares.

9. Covenants of the Company and the Bank

         9.1 The Company shall promptly furnish to the Bank the following:

                  (a) A  certified  copy  of  the  resolution  of the  Board  of
Directors  of the  Company  authorizing  the  appointment  of the  Bank  and the execution and delivery of this Agreement.

                  (b) A copy of the Articles of Incorporation and By-Laws of the
Company and all amendments thereto.

                  (c) Shares will be transferred  upon  presentation to the Bank of Shares to its electronic account at DTC, accompanied by such documents as the
Bank deems  necessary  to  evidence  the  authority  of the person  making  such transfer,  and bearing satisfactory  evidence of

                                     - 7 -

the payment of applicable  stock  transfer  taxes,  if any. In the case of small estates where no  administration  is contemplated,  the Bank may, when furnished with an appropriate  surety bond, and without  further  approval of the Company, transfer Shares  registered in the name of the decedent where the current market value of the Shares  being  transferred  does not exceed such amount as may from time to time be prescribed by the various states. The Bank reserves the right to refuse  to  transfer  Shares  until it is  satisfied  that the  endorsements  on documents  submitted  to it are valid and  genuine,  and for that purpose it may require, unless otherwise instructed by an Officer of the Company, a guaranty of signature by an "eligible guarantor institution" meeting the requirements of the
Bank, which  requirements  include  membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Bank in addition to,  or in  substitution  for,  STAMP,  all in  accordance  with the  Securities
Exchange Act of 1934, as amended.  The Bank also reserves the right to refuse to transfer  Shares until it is satisfied  that the  requested  transfer is legally authorized,  and it shall  incur no  liability  for the refusal in good faith to make transfers which the Bank, in its judgment,  deems improper or unauthorized, or until it is  satisfied  that there is no basis to any claims  adverse to such transfer.  The Bank may,  in  effecting  transfers  of  Shares,  rely upon those provisions  of the  Uniform Act for the  Simplification  of  Fiduciary  Security
Transfers or the Uniform  Commercial  Code, as the same may be amended from time to time,  applicable  to the  transfer  of  securities,  and the  Company  shall indemnify  the Bank for any act done or omitted by it in good faith in  reliance upon such laws.

                  (d) The Bank  assumes no  responsibility  with  respect to the transfer of restricted  securities  where  counsel for the Company  advises that such transfer may be properly effected.

         9.2  The  Company  shall  deliver  to the  Bank,  at its  request,  the following documents on or before the effective date of any increase, decrease or other change in the total number of Shares authorized to be issued:

                  (a)  An  opinion  of  counsel  for  the  Company,  in  a  form satisfactory  to the Bank,  with respect to (i) the validity of the Shares,  the obtaining of all necessary governmental consents,  whether such Shares are fully paid and  non-assessable  and the status of such Shares under the Securities Act of 1933, as amended,  the Securities  Exchange Act of 1934, as amended,  and any other applicable  federal law or regulations  (i.e., if subject to registration, that they have been  registered and that the  Registration  Statement has become effective or, if exempt, the specific grounds therefore), (ii) the status of the
Company with regard to the Investment Company Act of 1940, as amended, and (iii)
the due and proper listing of the Shares on all applicable securities exchanges;
and

                  (b) In the case of an increase, if the appointment of the Bank was theretofore expressly limited, a certified copy of a resolution of the Board of Directors of the Company increasing the authority of the Bank.

         9.3 Prior to the issuance of any  additional  Shares  pursuant to stock dividends,  stock splits or otherwise,  and prior to any reduction in the number of Shares outstanding,  the Company shall deliver, if requested by the Bank, the following documents to the Bank:

                                     - 8 -

                  (a) A certified copy of the  resolutions  adopted by the Board of Directors and/or the shareholders of the Company authorizing such issuance of additional Shares of the Company or such reduction, as the case may be;

                  (b)  A  certified  copy  of  the  order  or  consent  of  each governmental  or regulatory  authority  required by law as a prerequisite to the issuance  or  reduction  of such  Shares,  as the case may be, and an opinion of counsel for the Company that no other order or consent is required; and

                  (c)  An  opinion  of  counsel  for  the  Company,  in  a  form satisfactory  to the Bank,  with respect to (i) the validity of the Shares,  the obtaining of all necessary governmental consents,  whether such Shares are fully paid and  non-assessable  and the status of such Shares under the Securities Act of 1933, as amended,  the Securities  Exchange Act of 1934, as amended,  and any other applicable  federal law or regulations  (i.e., if subject to registration, that they have been  registered and that the  Registration  Statement has become effective or, if exempt, the specific grounds therefore), (ii) the status of the
Company with regard to the Investment Company Act of 1940, as amended, and (iii)
the due and proper listing of the Shares on all applicable securities exchanges;
and

         9.4 The Bank agrees that all records prepared or maintained by the Bank relating to the services to be performed by the Bank  hereunder are the property of the  Company  and  will be  preserved,  maintained  and made  available  upon reasonable  request,  and will be surrendered  promptly to the Company on and in accordance with its request.

         9.5 The Bank and the Company agree that all books, records, information and data  pertaining  to the business of the other party which are  exchanged or received pursuant to the negotiation or the carrying out of this Agreement shall remain confidential, and shall not be voluntarily disclosed to any other person, except as may be, or may become required by law, by  administrative  or judicial order or by rule.

         9.6 In case of any  requests  or  demands  for  the  inspection  of the
Shareholder records of the Company, the Bank will endeavor to notify the Company and to secure  instructions from an authorized officer of the Company as to such inspection.  The Bank reserves the right,  however,  to exhibit the  Shareholder records  to any  person  whenever  it is  advised  by its  counsel  that  it may reasonably  be  expected  to be held  liable  for the  failure  to  exhibit  the
Shareholder records to such person.

         9.7 Bank shall file such appropriate information returns concerning the payment and  composition  of dividends  and capital gain  distributions  and tax withholding with the proper Federal, State and local authorities as are required by law to be filed by the Company and shall  withhold  such sums as are required to be withheld by applicable law.

10. Termination of Agreement

         10.1 The term of this Agreement  shall be one year  commencing upon the date hereof (the "Initial  Term") and shall  automatically  renew for additional annual  terms  except  that  the  term  of  this  Agreement  may at any  time be terminated by either BNY giving to the Fund, or the Fund giving to BNY, a notice in writing specifying the date of such termination, which date shall

                                     - 9 -

be not less than 90 days  after the date of the giving of such  notice,  and the term of this Agreement shall immediately terminate upon dissolution of the Fund.
Upon  termination,  other  than  a  termination  by  the  Fund  pursuant  to the succeeding  Section  10.2,  the  Fund  shall  pay to BNY,  if  terminated,  such compensation  as may be due as of the date of such  termination,  and,  the Fund shall  reimburse  BNY for any  disbursements  and  reasonable  expenses  made or incurred  by BNY and  payable  or  reimbursable  hereunder,  including  fees and compensation  for work done or services  provided  by BNY after the  termination date.

         10.2 Either  party hereto may  terminate  this  Agreement  prior to the expiration  of the  Initial  Term in the  event  the other  party  breaches  any material provision of this Agreement,  including, without limitation in the case
of  the  Company,   its  obligations   under  Section  2.1,  provided  that  the
non-breaching  party gives written notice of such breach to the breaching  party and the breaching  party does not cure such violation  within 60 days of receipt of such notice.

         10.3 The terms of Article 2 and Article 6 shall survive the termination of this Agreement.

11. Additional Series

         11.1 In the event that the Company  establishes  one or more additional series  of Shares  with  respect  to which it  desires  to have the Bank  render services as transfer  agent under the terms hereof,  it shall so notify the Bank in writing,  and if the Bank agrees in writing to provide  such  services,  such additional issuance shall become Shares hereunder.

12. Assignment

         12.1 Neither this Agreement nor any rights or obligations hereunder may be assigned by either party without the written consent of the other party.

         12.2 This  Agreement  shall inure to the benefit of and be binding upon the parties and their respective permitted successors and assigns.

13. Severability and Beneficiaries

         13.1 In case any provision in or obligation  under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining  provisions shall not in any way be affected thereby.  This  Agreement  shall extend to and shall be binding upon the parties hereto, and their respective  successors and assigns;  provided,  however,  that this  Agreement  shall not be  assignable  by either  party  without the written consent of the other.

14. Amendment

         14.1 This  Agreement may be amended or modified by a written  agreement executed by both parties and authorized or approved by a resolution of the Board of Directors of the Company.

                                     - 10 -

15. New York Law to Apply

         15.1  This  Agreement   shall  be  construed  in  accordance  with  the
substantive  laws of the State of New York,  without regard to conflicts of laws principles  thereof.  Company and Bank hereby consent to the  jurisdiction  of a state or federal court  situated in New York City,  New York in connection  with any dispute arising hereunder. Company hereby irrevocably waives, to the fullest extent  permitted by applicable law, any objection which it may now or hereafter have to the laying of venue of any such  proceeding  brought in such a court and any claim that such  proceeding  brought in such a court has been  brought in an inconvenient forum.  Company and Bank each hereby irrevocably waives any and all rights to trial by jury in any legal  proceeding  arising  out of or relating to this Agreement.

16. Merger of Agreement

         16.1 This  Agreement  constitutes  the  entire  agreement  between  the parties hereto and  supersedes  any prior  agreement with respect to the subject matter hereof whether oral or written.

17. Limitations of Liability of the Directors and Shareholders

         17.1 It is expressly  acknowledged  and agreed that the  obligations of the  Company  hereunder  shall  not be  binding  upon  any of the  shareholders,
Directors,  officers,  employees or agents of the Company, personally, but shall bind only the Company  property of the  Company,  as provided in its Articles of
Incorporation  Company.  The execution and delivery of this  Agreement have been authorized  by the  Directors  of the  Company  and  signed by an officer of the
Company,  acting as such, and neither such  authorization  by such Directors nor such execution and delivery by such officer shall be deemed to have been made by any of them  individually or to impose any liability on any of them  personally, but shall bind only the  Company  property  of the  Company as  provided  in its
Articles of Incorporation.

18. Counterparts

         18.1 This Agreement may be executed by the parties hereto on any number of counterparts,  and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                                     - 11 -

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in their names and on their behalf by and through their duly authorized officers, as of the day and year first above written.

                                  TDAX FUNDS, INC.

                                  By:   /s/ David W. Jaffin
                                        ----------------------------------------
                                  Title:    CFO and Secretary

                                  THE BANK OF NEW YORK

                                  By:   /s/ Edward G. McGann
                                        ----------------------------------------
                                  Title:    Managing Director

                                     - 12 -

                                   SCHEDULE A
                                   ----------

                   BOOKS AND RECORDS TO BE MAINTAINED BY BANK
                   ------------------------------------------

Source Documents requesting Creations and Redemptions

Correspondence/AP Inquiries

Reconciliations, bank statements, copies of canceled checks, cash proofs

Daily/Monthly reconciliation of outstanding units between the Company and DTC

Net Asset Computation Documentation

Dividend Records

Year-end Statements and Tax Forms

                                     - 13 -

Exhibit A
---------

Form of Authorized Participant Agreement

                                     - 14 -

                                   APPENDIX A

Fund Names:
-----------

TDAX Independence 2010 Exchange-Traded Fund

TDAX Independence 2020 Exchange-Traded Fund

TDAX Independence 2030 Exchange-Traded Fund

TDAX Independence 2040 Exchange-Traded Fund

TDAX Independence In-Target Exchange-Traded Fund

                                     - 15 -

                                                                  Exhibit (h)(3)

                    FORM OF SECURITIES LENDING AGREEMENT AND GUARANTY

         AGREEMENT,  dated as of July 24,  2007,  between  TDAX  Funds,  Inc. on behalf of each of its  Series  listed on Exhibit A (each  Series is  hereinafter referred to as "Lender"), and The Bank of New York ("Bank").

                                   ARTICLE I
                                   DEFINITIONS
                                   -----------

         Whenever used in this Agreement, unless the context otherwise requires, the following words shall have the meanings set forth below:

         1. "Act of  Insolvency"  shall mean (i) the  filing by a Borrower  of a petition in  bankruptcy or a petition  seeking  reorganization,  liquidation  or similar relief,  or the filing of any such petition  against a Borrower which is not  dismissed or stayed within 60 calendar  days,  (ii) the  adjudication  of a
Borrower as  bankrupt  or  insolvent,  (iii) the  seeking or  consenting  to the appointment  of a trustee,  receiver or  liquidator  by a Borrower,  or (iv) the making of a general  assignment  for the benefit of creditors by a Borrower or a
Borrower's admission in writing of its inability to pay its debts as they become due.

         2.  "Account"  shall  mean  the  custodial   account   established  and
maintained by Bank on behalf of Lender for the  safekeeping  of  Securities  and monies received by Bank from time to time.

         3. "Approved  Investment" shall mean any type of security,  instrument, participation  or interest in property in which Cash  Collateral may be invested or reinvested, as set forth on Schedule I hereto (which may be amended from time to time by execution of a revised Schedule I).

         4.  "Authorized  Person" shall mean any officer of Lender and any other person, whether or not any such person is an officer or employee of Lender, duly authorized by corporate  resolutions of the Board of Directors of Lender to give
Oral  and/or  Written  Instructions  on behalf of  Lender,  such  persons  to be designated in a Certificate which contains a specimen signature of such person.

         5. "BNY  Affiliate"  shall mean any  affiliate of Bank, as such term is defined in Regulation W issued by the Board of Governors of the Federal  Reserve
System.

         6. "Book-Entry System" shall mean the  Treasury/Reserve  Automated Debt
Entry System maintained at The Federal Reserve Bank of New York.

         7. "Borrower"  shall mean any entity named on a list supplied to Lender by Bank (as such list may be amended  from time to time),  other than any entity deleted from such list pursuant to a Certificate.

         8. "Business Day" shall mean any day on which Bank is open for business and on which the Book-Entry  System and/or the applicable  Depositories are open for business.

         9. "Cash  Collateral"  shall mean either fed funds or New York Clearing
House funds, as applicable for a particular Loan.

         10. "Certificate" shall mean any notice, instruction, schedule or other instrument in writing,  authorized or required by this  Agreement to be given to
Bank,  which is  actually  received by Bank and signed on behalf of Lender by an
Authorized  Person or a person  reasonably  believed by Bank to be an Authorized
Person.

         11.  "Collateral" shall mean Government  Securities,  Letters of Credit and/or Cash Collateral.

         12.  "Collateral   Account"  shall  mean  an  account  established  and
maintained by Bank for the purpose of holding Collateral,  Approved Investments,
Proceeds and any Securities  Loan Fee paid by Borrowers in connection with Loans hereunder.

         13. "Collateral Requirement" shall mean with respect to Loans an amount equal to 102% of the then current  Market Value of Loaned  Securities  which are the subject of Loans as of the close of trading on the preceding Business Day.

         14.  "Depository" shall mean the Depository Trust Company and any other securities  depository or clearing agency (and their  respective  successors and nominees)  registered  with the Securities and Exchange  Commission or otherwise authorized to act as a securities depository or clearing agency.

         15.  "Distributions" shall mean interest,  dividends and other payments and distributions payable by Borrowers in respect of Loaned Securities.

         16. "Government  Security" shall mean Book-entry  Securities as defined in 31 C.F.R.  Part 357.2 and any other securities  issued or fully guaranteed by the United States government or any agency,  instrumentality or establishment of the United States government.

         17.  "Letter  of  Credit"  shall  mean  a  clean,   unconditional   and
irrevocable  letter of credit in favor of Bank as agent for  Lender  issued by a bank  named on a list  supplied  to Lender by Bank (as such list may be  amended from time to time),  other  than a bank  deleted  from such list  pursuant  to a
Certificate.

                                     - 2 -

         18. "Loan" shall mean a loan of Securities hereunder.

         19.  "Loaned  Security"  shall mean any Security  which is subject to a
Loan.

         20.   "Market   Value"  shall  mean  (a)  with  respect  to  Government
Securities,  the price of such  Securities  as quoted  by a  recognized  pricing information  service at the time the determination of Market Value is made, plus accrued  but unpaid  interest,  if any,  on the  particular  Security,  (b) with respect  to other  Securities,  the  price of such  Securities  as  quoted  by a recognized pricing  information  service at the time such determination is made, plus  accrued but unpaid  interest,  if any,  to the extent not  included in the price as quoted,  (c) with respect to Cash Collateral,  its amount, and (d) with respect to Letters of Credit, the amount of such Letters of Credit.

         21.  "Oral  Instructions"  shall  mean  verbal  instructions   actually
received by Bank from an Authorized Person or from a person reasonably  believed by Bank to be an Authorized Person.

         22.  "Proceeds"  shall mean any interest,  dividends and other payments and  distributions  received  by Bank in  respect  of  Collateral  and  Approved
Investments.

         23.  "Rebate"  shall mean the amount payable by Lender to a Borrower in connection with Loans at any time collateralized by Cash Collateral.

         24.  "Receipt" shall mean an advice or  confirmation  setting forth the terms of a particular Loan.

         25. "Securities  Borrowing Agreement" shall mean the agreement pursuant to which  Bank  lends  securities  to a  Borrower  on  behalf  of its  customers
(including Lender) from time to time.

         26.  "Securities  Loan Fee" shall mean the amount payable by a Borrower to Bank pursuant to the Securities  Borrowing Agreement in connection with Loans collateralized by Collateral other than Cash Collateral.

         27. "Security" shall include  Government  Securities,  common stock and other equity securities,  bonds, debentures,  corporate debt securities,  notes, mortgages  or  other  obligations,  and  any  certificates,  warrants  or  other instruments representing rights to receive, purchase, or subscribe for the same, or evidencing or representing any other rights or interests therein.

         28. "Written Instructions" shall mean written  communications  actually received by Bank from an Authorized Person or from a person reasonably  believed by Bank to be an  Authorized  Person by  letter,  memorandum,  telegram,  cable, telex, facsimile, computer, video (CRT) terminal or other on-line system, or any other  method  whereby  Bank is able  to  verify  with a  reasonable  degree  of certainty  the  identity of the

                                     - 3 -

sender of such communications or the sender is required to provide a password or other identification code.

                                   ARTICLE II
                 APPOINTMENT OF BANK; SCOPE OF AGENCY AUTHORITY
                 ----------------------------------------------

         1.  Appointment.  Lender  hereby  appoints  Bank as its  agent  to lend
Securities  in the Account to  Borrowers  from time to time  (except  Securities which  Lender has advised  Bank in a  Certificate  are no longer  subject to the representations  set forth in Article III,  sub-paragraph (e) hereof),  and Bank hereby accepts appointment as such agent and agrees to so act.

         2. Securities Borrowing  Agreement.  Lender hereby acknowledges receipt of Bank's standard form(s) of Securities Borrowing Agreement and authorizes Bank
to  lend  Securities  in  the  Account  to  Borrowers   pursuant  to  agreements
substantially in the form thereof.  Bank is hereby  authorized to negotiate with each Borrower the amount of Rebates payable in connection with particular Loans.
Bank shall deliver to Lender a Receipt relating to each Loan.

         3. Loan  Opportunities.  Bank shall treat Lender  equitably  with other lenders of like  circumstances in making lending  opportunities  available to it hereunder, taking into account the demand for specific securities,  availability of  securities,  types of collateral,  eligibility of borrowers,  limitations on investments of cash collateral and such other factors as Bank deems appropriate.
Bank shall  nevertheless have the right to decline to make any Loans pursuant to any  Securities  Borrowing  Agreement  and  to  discontinue  lending  under  any
Securities  Borrowing  Agreement in its sole  discretion  and without  notice to
Lender.

         4. Use of Book-Entry System and Depositories.  Lender hereby authorizes
Bank on a continuous and on-going basis, to deposit in the Book-Entry System and the applicable  Depositories all Securities  eligible for deposit therein and to utilize  the  Book-Entry  System  and  Depositories  to the extent  possible  in connection  with its receipt and delivery of  Securities,  Collateral,  Approved
Investments and monies under this Agreement.  Where  Securities,  Collateral and
Approved  Investments  eligible  for  deposit  in  the  Book-Entry  System  or a
Depository are transferred to Lender hereunder, Bank shall identify as belonging to Lender a quantity of securities  in a fungible  bulk of  securities  shown on
Bank's  account  on  the  books  of the  Book-Entry  System  or  the  applicable
Depository.  Securities,  Collateral and Approved  Investments  deposited in the
Book-Entry  System or a Depository will be represented in accounts which include only assets held by Bank for customers, including but not limited to accounts in which Bank acts in a fiduciary or agency capacity.

                                     - 4 -

                                  ARTICLE III
                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

         Lender hereby  represents and warrants to Bank,  which  representations and warranties  shall be deemed to be continuing and to be reaffirmed on any day that a Loan is outstanding, that:

            (a) This  Agreement  is, and each Loan will be,  legally and validly entered into,  does not, and will not,  violate any statute,  regulation,  rule, order or judgment  binding on Lender,  or any  provision of Lender's  charter or by-laws,  or any agreement  binding on Lender or affecting its property,  and is enforceable  against  Lender  in  accordance  with its  terms,  except as may be limited by  bankruptcy,  insolvency or similar laws, or by equitable  principles relating to or limiting creditors' rights generally;

            (b) The person  executing this Agreement and all Authorized  Persons acting on behalf of Lender has and have been duly and properly  authorized to do so;

            (c) If it is lending  Securities as principal for its own account it will not  transfer,  assign or encumber  its interest in, or rights with respect to, any Loans;

            (d) If it is acting as agent for one or more third  parties,  Lender is either  authorized by virtue of standing  instructions or is a fiduciary with the  authority  to enter  into,  execute  and bind such  third  parties  to this
Agreement  and the  Loans  effected  for  such  third  parties,  and  Lender  is authorized to make,  and makes each of the  representations  and  warranties set forth in sub-paragraphs (a) through (c) above for each such third party; and

            (e) All  Securities  in the Account are free and clear of all liens, claims,  security interests and encumbrances and no such Security has been sold.
Lender shall  promptly  deliver to Bank a  Certificate  identifying  any and all
Securities which are no longer subject to the representations  contained in this sub-paragraph (e).

                                   ARTICLE IV
                         SECURITIES LENDING TRANSACTIONS
                         -------------------------------

         1. General Bank  Responsibilities.  Bank shall enter Loans  pursuant to the  Securities  Borrowing  Agreement and take all actions  deemed  necessary or appropriate  in  order to  perform  on  Lender's  behalf  thereunder,  including receiving  Collateral  having a Market  Value  of not less  than the  Collateral
Requirement,  collecting  Distributions and applicable Securities Loan Fees, and demanding additional  Collateral from the appropriate  Borrowers when the Market
Value of Collateral  received by Bank from such  Borrowers is less than the then current  Market  Value of all of the Loaned  Securities.  Whenever  Bank demands additional  Collateral  pursuant to the foregoing,  such  additional  Collateral together with the  Collateral  then held by Bank in connection  with Loans shall have a Market Value of not less than the Collateral Requirement.

                                     - 5 -

         2. Approved Investments.

            (a) Bank is hereby  authorized and directed,  without  obtaining any further approval from Lender, to invest and reinvest all or substantially all of the Cash Collateral received in any Approved  Investment.  Bank shall credit all
Collateral,   Approved   Investments  and  Proceeds  received  with  respect  to
Collateral and Approved Investments to the Collateral Account and mark its books and records to  identify  Lender's  interest  therein as  appropriate,  it being understood that all monies  credited to the Collateral  Account may for purposes of  investment  be  commingled  with cash  collateral  held for other lenders of securities  for whom Bank acts as their  respective  agent.  Bank  reserves  the right, in its sole discretion,  to liquidate any Approved  Investment and credit the net proceeds to the Collateral Account.

            (b)  Lender  may  deliver  to Bank a  Certificate  from time to time instructing  Bank not to make Approved  Investments  with  particular  financial institutions or issuers.

            (c) All  Approved  Investments  shall be for the account and risk of
Lender. To the extent any loss arising out of Approved  Investments results in a deficiency  in the amount of  Collateral  available  for  return to a  Borrower,
Lender agrees to pay Bank on demand cash in an amount equal to such deficiency.

            (d) Except as otherwise  provided herein,  all Collateral,  Approved
Investments and Proceeds credited to the Collateral  Account shall be controlled by,  and  subject  only to the  instructions  of,  Bank,  and Bank  shall not be required to comply with any instructions of Lender with respect to the same.

         3. Termination of Loans.

            (a) Bank shall terminate any Loan:

                  (i) upon  receipt  by Bank of a notice of  termination  from a
Borrower;

                  (ii) upon receipt by Bank of Written Instructions to do so;

                  (iii) upon receipt by Bank of a Certificate  instructing it to delete  the  Borrower  to whom such Loan was made from the list  referred  to in
Article I, paragraph 6 hereof;

                  (iv) upon receipt by Bank of a  Certificate  advising that the
Loaned Security is no longer subject to the representations contained in Article
III, sub-paragraph (e) hereof;

                                     - 6 -

                  (v) upon receipt by Bank of notice or a  Certificate  advising that an Event of Default (as defined in the Securities  Borrowing Agreement) has occurred and is continuing beyond any applicable grace period;

                  (vi)  whenever  Bank,  in  its  sole  discretion,   elects  to
terminate such Loan; or

                  (vii) upon termination of this Agreement.

            (b) Upon termination of any Loan (which shall be effected  according to the standard  settlement time for trades in the particular  Loaned  Security)
and receipt from the  Borrower of the Loaned  Securities  and any  Distributions
then due,  Bank shall return to the  Borrower  such amount of  Collateral  as is required by the Securities  Borrowing Agreement and pay the Borrower any Rebates
then payable.

            (c)  In  order  for  Bank  to  timely  settle  the  sale  of  Loaned
Securities, it shall be Lender's responsibility to ensure prompt notification to
Bank regarding any such sale.

         4.  Securities  Loan Fee. Bank shall receive any applicable  Securities
Loan  Fee  paid by  Borrowers  and  credit  all  such  amounts  received  to the
Collateral Account.

         5. Guarantee and Subrogation.

            (a) If as a  result  of an Act of  Insolvency  a  Borrower  fails to return  any  Loaned  Securities,  Bank  shall  take all  actions  which it deems necessary or appropriate  to liquidate  Approved  Investments  and Collateral in connection  with Loans to such  Borrower  and,  unless  advised by Lender to the contrary, shall make a reasonable effort for two Business Days (the "Replacement
Period") to apply the proceeds  thereof to the purchase of Securities  identical to  the  Loaned  Securities  (or  the  equivalent  thereof  in  the  event  of a reorganization or  recapitalization  of the issuer) not returned.  If during the
Replacement  Period the  Collateral  liquidation  proceeds are  insufficient  to replace  any of the Loaned  Securities  not  returned,  Bank  shall,  subject to satisfaction of Lender's  obligations under paragraph 2(c) of this Article,  pay such additional amounts as are necessary to make such replacement.  Purchases of replacement  Securities  shall be made only in such markets,  in such manner and upon such  terms as Bank  shall  consider  appropriate  in its sole  discretion.
Replacement Securities shall be credited to the Account upon receipt by Bank. If
Bank is  unsuccessful  in  purchasing  any  replacement  Securities  during  the
Replacement Period, the proceeds of the liquidation of Approved  Investments and
Collateral  pursuant  hereto shall be credited to the  Account,  and Bank shall, subject to  satisfaction  of Lender's  obligations  under paragraph 2(c) of this
Article,  credit  to the  Account  cash in an amount  (if any)  equal to (X) the
Market Value of the Loaned  Securities  not returned,  minus (Y) the  Collateral liquidation proceeds, such calculation to be made on the date of such credit.

                                     - 7 -

            (b) Lender  agrees,  without the  execution of any  documents or the giving of any notice, that Bank is and will remain subrogated to all of Lender's rights under the Securities  Borrowing  Agreement or otherwise (to the extent of any credit  pursuant to  paragraph  5(a) above),  including  but not limited to,
Lender's  rights  with  respect  to Loaned  Securities  and  Distributions,  and
Collateral,  Approved  Investments  and  Proceeds.  Lender agrees to execute and deliver  to Bank such  documents  as Bank may  require  and to  otherwise  fully cooperate with Bank to give effect to its rights of subrogation hereunder.

            (c) Bank shall have no  obligation  to take any actions  pursuant to paragraph 5(a) above if it believes that such action will violate any applicable statute, regulation, rule, order or judgment. Furthermore, except as provided in paragraph  5(a),  Bank shall have no other  liability to Lender  relating to any
Borrower's failure to return Loaned Securities and no duty or obligation to take action to effect  payment by a Borrower  of any  amounts  owed by such  Borrower pursuant to the Securities Borrowing Agreement.

            (d) Either party may  terminate  the  provisions  of paragraph  5(a)
above with  respect to any  Borrower  at any time by delivery of a notice to the other party  specifying a termination  date not earlier then the date of receipt of such notice by the other party. No such  termination  shall be effective with respect  to then  existing  rights of either  party  under this  paragraph  5 or outstanding Securities Loans hereunder.

            (e) Bank may  offset  any  amounts  payable  by  Lender  under  this
Agreement against amounts payable by Bank under paragraph 5(a) of this Article.

         6.  Taxes.  Lender  shall be  solely  responsible  for all tax  matters arising in connection  with Loans and Approved  Investments,  including  without limitation,  determinations  of whether or not any Loan or  Approved  Investment results in liability to it for income tax,  capital gains tax,  value added tax, withholding tax, stamp duties,  transfer taxes or any other taxes,  assessments, duties and other  governmental  charges,  including any interest or penalty with respect  thereto  ("Taxes").  Lender shall  indemnify Bank for the amount of any
Taxes that Bank or any  withholding  agent is  required  under  applicable  laws
(whether  by  assessment  or  otherwise)  to pay on behalf  of, or in respect of income  earned by or  payments  or  distributions  made to or for the account of
Lender (including any payment of Tax required by reason of an earlier failure to withhold).  In the event that Bank or any  withholding  agent is required  under applicable law to pay any Tax on behalf of Lender,  Bank is hereby authorized to withdraw  cash from any cash account in the amount  required to pay such Tax and to use such cash for the timely  payment of such Tax in the manner  required  by applicable  law.  If the  aggregate  amount of cash in such cash  account is not sufficient to pay such Tax, Bank shall promptly  notify Lender of the additional amount of cash (in the appropriate currency) required, and Lender shall directly deposit such additional  amount in the appropriate  cash account

                                     - 8 -

promptly after receipt of such notice,  for use by Bank as specified  herein. In no event shall Bank be responsible for collecting any Taxes from Borrowers.

                                   ARTICLE V
                                 CONCERNING BANK
                                 ---------------

         1. Standard of Care; Reimbursement.

            (a) Bank  shall  not be liable  for any  costs,  expenses,  damages, liabilities or claims (including  attorneys' and accountants'  fees) incurred by
Lender, except those costs, expenses, damages, liabilities or claims arising out of the  negligence,  bad faith or wilful  misconduct of Bank. Bank shall have no obligation  hereunder  for  costs,  expenses,  damages,  liabilities  or  claims
(including attorneys' and accountants' fees), which are sustained or incurred by reason of any action or inaction by the  Book-Entry  System or any Depository or their  respective  successors or nominees.  In no event shall Bank be liable for special, indirect or consequential damages, or lost profits or loss of business, arising under or in connection with this Agreement,  even if previously informed of the possibility of such damages and regardless of the form of action.

            (b) Except for any costs or expenses  incurred by Bank in performing its obligations  pursuant to paragraph 5(a) of Article IV hereof,  Lender agrees to  reimburse  Bank and to hold it harmless  from and against any and all costs, expenses, damages, liabilities or claims, including reasonable fees and expenses of counsel incurred by Bank in a successful  defense of claims by Lender,  which
Bank may sustain or incur or which may be asserted  against Bank by reason of or as a result of any action taken or omitted by Bank in connection  with operating under this Agreement, other than those costs, expenses, damages,  liabilities or claims arising out of the negligence,  bad faith or willful  misconduct of Bank.
The foregoing  shall be a continuing  obligation of Lender,  its  successors and assigns,  notwithstanding  the  termination  of any Loans  hereunder  or of this
Agreement. Bank may charge any amounts to which it is entitled hereunder against the  Account.  Actions  taken  or  omitted  in  reliance  upon  Oral or  Written
Instructions, any Certificate, or upon any information,  order, indenture, stock certificate,  power of  attorney,  assignment,  affidavit  or  other  instrument reasonably  believed by Bank to be genuine or bearing the  signature of a person or persons reasonably believed to be authorized to sign,  countersign or execute the same,  shall be conclusively  presumed to have been taken or omitted in good faith.

         2. No Obligation  to Inquire.  Without  limiting the  generality of the foregoing,  Bank shall be under no obligation to inquire into,  and shall not be liable for, the validity of the issue of any Securities,  Collateral or Approved
Investments  held in the  Account or  Collateral  Account,  or the  legality  or propriety of any Loans hereunder.

         3. Reliance on Borrowers'  Statements,  Representations and Warranties.
Provided that it acts with reasonable  care, Bank shall be entitled to rely upon the most  recently  available  audited and  unaudited  statements  of  financial condition and

                                     - 9 -

representations  and warranties made by Borrowers,  and Bank shall not be liable for any loss or damage suffered as a result of any such reliance.

         4. Advances, Overdrafts and Indebtedness; Security Interest.

            (a) Bank may,  in its sole  discretion,  advance  funds to Lender in order to pay to Borrowers any Rebates or to return to Borrowers Cash  Collateral to which  they are  entitled.  Bank may also  credit the  Account or  Collateral
Account with  Securities  Loan Fees  payable by  Borrowers  prior to its receipt thereof.  Any such credit  shall be  conditional  upon  receipt by Bank of final payment and may be reversed to the extent final payment is not received.

            (b) Lender  agrees to repay Bank on demand the amount of any advance or any other amount owed by Lender hereunder plus accrued interest at a rate per annum (based on a 360-day year for the actual  number of days  involved)  not to exceed the fed funds rate as  publicly  announced  to be in effect  from time to time,  such rate to be adjusted on the effective  date of any change in such fed funds rate, but in no event less than 6% per annum. In order to secure repayment of any advance or other indebtedness of Lender to Bank arising hereunder, Lender hereby  agrees that Bank shall have a continuing  lien and security  interest in and to all  assets  now or  hereafter  held in the  Account  and the  Collateral
Account (held on Lender's  behalf) and any other property at any time held by it for the benefit of Lender or in which Lender may have an interest  which is then in Bank's  possession  or control or in the  possession  or control of any third party acting on Bank's behalf; provided that Bank shall have no lien or security interest  hereunder in any Security issued or guaranteed by a BNY Affiliate.  In connection  with the  foregoing,  Bank shall be  entitled  to all the rights and remedies of a pledgee  under  common law and a secured  party under the New York
Uniform  Commercial Code and/or any other applicable laws and/or  regulations as then in effect.

         5. Advice of Counsel. Bank may, with respect to questions of law, apply for and obtain the advice and  opinion of counsel  and shall be fully  protected with respect to anything done or omitted by it in good faith in conformity  with such advice or opinion.

         6. No Collection Obligations. Bank shall be under no obligation or duty to take action to effect collection of, or be liable for, any amounts payable in respect of Securities  or Approved  Investments  if such  Securities or Approved
Investments  are in  default,  or if  payment  is  refused  after due demand and presentation.

         7.  Pricing  Services.  Bank is  authorized  to utilize any  recognized pricing information  service in order to perform its valuation  responsibilities with respect to Loaned  Securities,  Collateral  and Approved  Investments,  and
Lender agrees to hold Bank harmless from and against any loss or damage suffered or incurred as a result of errors or omissions  of any such pricing  information service.

                                     - 10 -

         8.  Agent's Fee. For its  performance  as Lender's  agent in making and administering  Loans,  Lender shall pay to Bank a fee calculated as set forth in
Schedule II hereto.  Bank is authorized,  on a monthly basis, to charge its fees and any other  amounts  owed by Lender  hereunder  against  the  Account  and/or
Collateral Account.

         9. Reliance On Certificates and Instructions. Bank shall be entitled to rely upon any Certificate, Written or Oral Instruction actually received by Bank and reasonably  believed by Bank to be duly  authorized  and  delivered.  Lender agrees to forward to Bank Written  Instructions  confirming Oral Instructions in such manner so that such Written  Instructions are received by Bank by the close of  business  of the same day that  such  Oral  Instructions  are given to Bank.
Lender agrees that the fact that such confirming  Written  Instructions  are not received  or that  contrary  instructions  are  received by Bank shall in no way affect the validity or enforceability of the transactions  authorized by Lender.
In this regard,  the records of Bank shall be presumed to reflect accurately any
Oral Instructions  given by an Authorized Person or a person believed by Bank to be an Authorized Person.

         10. Disclosure of Account Information. It is understood and agreed that
Bank is authorized to supply any information regarding the Account or Collateral
Account  which is  required  by any  statute,  regulation,  rule or order now or hereafter in effect.

         11.  Statements.  Bank  will  at  least  monthly  furnish  Lender  with statements relating to Loans hereunder.

         12.  Force  Majeure.  Bank shall not be  responsible  or liable for any failure or delay in the  performance  of its  obligations  under this  Agreement arising out of or caused,  directly or indirectly,  by circumstances  beyond its control, including without limitation, acts of God; earthquakes;  fires; floods;
wars; civil or military disturbances; sabotage; epidemics; riots; interruptions, loss  or  malfunctions  of  utilities,  transportation,  computer  (hardware  or software) or communications service; accidents; labor disputes; acts of civil or
military  authority;   governmental  actions;  or  inability  to  obtain  labor,
material, equipment or transportation.

         13. No Implied  Duties.  Bank shall have no duties or  responsibilities whatsoever except such duties and responsibilities as are specifically set forth in this Agreement,  and no covenant or obligation  shall be implied against Bank in connection with this Agreement.

                                   ARTICLE VI
                                   TERMINATION
                                   -----------

         This  Agreement  may be  terminated  at any time by either  party  upon delivery  to the other  party of a written  notice  specifying  the date of such termination,  which  shall be not less than 45 days after the date of receipt of such notice.  Notwithstanding  any such

                                     - 11 -

notice,  this Agreement  shall continue in full force and effect with respect to all Loans outstanding on the date of termination.

                                  ARTICLE VII
                                  MISCELLANEOUS
                                  -------------

         1.  Exclusivity.  Lender  agrees that it shall not enter into any other agreement  with any third party  whereby  such third party is  permitted to make loans on behalf of Lender of Securities held by Bank from time to time.

         2. Certificates.  Lender agrees to furnish to Bank a new Certificate in the event that any present  Authorized  Person ceases to be an Authorized Person or in the event that any other Authorized  Persons are appointed and authorized.
Until such new Certificate is received,  Bank shall be fully protected in acting upon Oral Instructions or signatures of the present Authorized Persons.

         3. Notices.

            (a) Any  notice  or  other  instrument  in  writing,  authorized  or required by this Agreement to be given to Bank,  shall be sufficiently  given if addressed  to Bank and  received by it at its offices at 32 Old Slip,  New York,
New York 10286,  Attention:  Securities Lending Division, or at such other place as Bank may from time to time designate in writing.

            (b) Any  notice  or  other  instrument  in  writing,  authorized  or required by this Agreement to be given to Lender shall be sufficiently  given if addressed to Lender and received by it at its office at:

TDAX Funds, Inc.
c/o XShares Advisors LLC
attn: Roger Braunfeld
420 Lexington Avenue
New York, New York 10170

,or at such other place as Lender may from time to time designate in writing.

         4.  Cumulative  Rights and No Waiver.  Each and every right  granted to
Bank hereunder or under any other document delivered  hereunder or in connection herewith,  or  allowed  it by law or  equity,  shall  be  cumulative  and may be exercised from time to time. No failure on the part of Bank to exercise,  and no delay in exercising,  any right will operate as a waiver  thereof,  nor will any single or partial  exercise  by Bank of any right  preclude  any other or future exercise thereof or the exercise of any other right.

         5.  Severability.  In case any  provision in or  obligation  under this
Agreement shall be invalid,  illegal or unenforceable in any  jurisdiction,  the validity, legality and

                                     - 12 -

enforceability  of the remaining  provisions or obligations shall not in any way be affected or impaired  thereby,  and if any provision is  inapplicable  to any person or circumstances,  it shall  nevertheless  remain applicable to all other persons and circumstances.

         6. Entire Agreement;  Amendments.  This Agreement represents the entire understanding  of the parties hereto with regard to the subject matter contained herein  and may not be  amended or  modified  in any manner  except by a written agreement executed by both parties.

         7. Successors and Assigns.  This Agreement shall extend to and shall be binding upon the parties hereto,  and their  respective  successors and assigns;
provided,  however,  that this Agreement shall not be assignable by either party without the written consent of the other.

         8. Governing Law;  Consent to  Jurisdiction;  Waiver of Immunity;  Jury
Trial Waiver.  This Agreement  shall be construed in accordance with the laws of the State of New York,  without regard to conflict of laws  principles  thereof.
Lender hereby consents to the  jurisdiction of a state or federal court situated in New York City, New York in connection with any dispute arising hereunder.  To the extent that in any  jurisdiction  Lender may now or hereafter be entitled to claim,  for itself or its  assets,  immunity  from suit,  execution,  attachment
(before or after judgment) or other legal process, Lender irrevocably agrees not to claim,  and it hereby  waives,  such  immunity.  Lender and Bank each  hereby irrevocably  waives any and all rights to trial by jury in any legal  proceeding arising out of or relating to this Agreement.

         9. No Third  Party  Beneficiaries.  In  performing  hereunder,  Bank is acting  solely on behalf of Lender and no  contractual  or service  relationship shall be deemed to be established hereby between Bank and any other person.

         10.  Counterparts.  This  Agreement  may be  executed  in any number of counterparts,  each of  which  shall  be  deemed  to be an  original,  but  such counterparts shall, together, constitute only one instrument.

         11. Notice to Lender.  Lender hereby  acknowledges that Bank is subject
to  federal   laws,   including  the  Customer   Identification   Program  (CIP)
requirements  under  the  USA  PATRIOT  Act and  its  implementing  regulations, pursuant to which Bank must obtain,  verify and record  information  that allows
Bank to identify Lender. Accordingly, prior to opening an Account hereunder Bank will ask Lender to provide certain  information  including,  but not limited to,
Lender's name, physical address, tax identification number and other information
that  will  help  Bank  to  identify  and  verify  Lender's   identity  such  as
organizational documents,  certificate of good standing, license to do business, or other pertinent identifying information.  Lender agrees that Bank cannot open an Account hereunder unless and until the Bank verifies the Lender's identity in accordance with its CIP.

                                     - 13 -

         12. SIPA NOTICE. THE PROVISIONS OF THE SECURITIES  INVESTOR  PROTECTION
ACT OF 1970  MAY NOT  PROTECT  LENDER  WITH  RESPECT  TO  LOANS  HEREUNDER  AND,
THEREFORE,  THE COLLATERAL  DELIVERED TO BANK AS AGENT FOR LENDER MAY CONSTITUTE
THE ONLY SOURCE OF  SATISFACTION  OF A BORROWER'S  OBLIGATION  IN THE EVENT SUCH
BORROWER FAILS TO RETURN THE LOANED SECURITIES.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective corporate officers,  thereunto duly authorized,  as of the day and year first above written.

                                     TDAX Funds, Inc.,
                                     on behalf of each of the Lenders

                                     By: __________________________

                                     Title:

                                     THE BANK OF NEW YORK

                                     By:__________________________

                                     Title:

                                     - 14 -

                                    EXHIBIT A
                                     SERIES

TDAX Independence 2010 Exchange-Traded Fund

TDAX Independence 2020 Exchange-Traded Fund

TDAX Independence 2030 Exchange-Traded Fund

TDAX Independence 2040 Exchange-Traded Fund

TDAX Independence In-Target Exchange-Traded Fund

                                     - 15 -

                                   SCHEDULE I
                              APPROVED INVESTMENTS

         Bank is hereby authorized to invest and reinvest Cash Collateral in the following  investments.  Ratings  descriptions  specified  in  any  category  of investments  listed  below  shall  mean  the  rating  that  is  assigned  to the investment at the time that it is acquired.

Investment
----------

Securities  issued or fully  guaranteed by the United States  government and any agency,  instrumentality  or  establishment  of  the  United  States  government
("Government Securities").

Obligations  issued by the  central  government  of any  member  country  of the
Organization  for  Economic  Co-operation  and  Development  and any  agency  or instrumentality thereof (currency hedged) ("OECD Securities").

High-grade  commercial paper, notes, bonds and other debt obligations  including promissory notes,  master notes,  funding  agreements and guaranteed  investment contracts  whether  or not  registered  under  the  Securities  Act of 1933,  as amended.  Such obligations may have fixed,  floating,  or variable rate interest payment  provisions.  Obligations  maturing  within  one year shall be issued by issuers  rated  at  least  A-1 (by  Standard  &  Poor's)  or P-1  (by  Moody's).
Obligations maturing beyond one year shall be issued by issuers rated at least A
(by Standard & Poors) or A2 (by Moody's).

Asset-Backed  Securities  which  carry the highest  credit  rating by Standard &
Poors or Moody's.

Certificates of deposit, time deposits and other bank obligations of U.S. banks, their branches and  subsidiaries,  and the branches and  subsidiaries of foreign banks.  Obligations  maturing within one year shall be issued by banks (or their subsidiaries)  rated at least A-1 (by  Standard & Poor's)  or P-1 (by  Moody's).
Obligations  maturing  after  one  year  shall be  issued  by  banks  (or  their subsidiaries) rated A (by Standard & Poor's) or A-2 (by Moody's).

Repurchase  and  reverse  repurchase   agreements   collateralized  by  Approved
Investments  listed on this  Schedule  I and  entered  into with  counterparties approved by The Bank of New York.

Securities,  units,  shares  and other  participations  in money  market  funds, unregistered  short-term  investment  funds,  pools or trusts  (including  those managed by The Bank of New York).

                                     - 16 -

Maturities
----------

Government  Securities and OECD Securities  have no maturity  limit.  Fixed Rate
Instruments  shall have a  maturity  no greater  than 13 months.  Floating  Rate
Instruments shall have maturities as follows:
     "A" & "AA" Rated  Instruments  no greater  than three  years with resets no less frequent than 3 months,  "AAA" Rated  Instruments no greater than five years with resets no less frequent than 3 months.

Dated:_____________

                                        TDAX Funds, Inc.,
                                        on behalf of each of the Lenders

                                        By:      __________________________

                                        Name:    __________________________

                                        Title:   __________________________

                                     - 17 -

                                   SCHEDULE II
                                    AGENT FEE

         Agent shall  receive a fee for each month  equal to seven basis  points
(0.07%) of the weighted  average  daily  Market  Value of the Loaned  Securities during that month.

Dated:_____________

                                        TDAX Funds, Inc.,
                                        on behalf of each of the Lenders

                                        By:      __________________________

                                        Name:    __________________________

                                        Title:   __________________________

                                        THE BANK OF NEW YORK

                                        By:      __________________________

                                        Name:    __________________________

                                        Title:   __________________________

                                     - 18 -

                                                                  Exhibit (h)(4)

                   CHIEF COMPLIANCE OFFICER SERVICES AGREEMENT

         CHIEF COMPLIANCE OFFICER SERVICES AGREEMENT (this "Agreement") dated
July 24, 2007 between TDAX FUNDS, INC. (the "Fund"), and ALPS FUND SERVICES,
INC. ("ALPS"), a Colorado corporation. The "Effective Date" of this Agreement is
July 24, 2007.

         In an effort to ensure that the Fund is in compliance with Rule 38a-1
(the "Rule") under the Investment Company Act of 1940, as amended (the "1940
Act"), ALPS has agreed to render services to the Fund on behalf of each portfolio series of the Fund (each such series, a "Portfolio") as listed on
Exhibit C hereto, which is hereby incorporated into and made a part of this
Agreement and which may be updated from time to time, by entering into a written agreement with respect thereto effective from and after the Effective Date.

         ACCORDINGLY, in consideration of the foregoing premises and the mutual covenants and agreements contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Fund and ALPS hereby agree as set forth below.

SECTION 1. Term of Agreement.

         The Fund hereby retains ALPS, on behalf of each Portfolio, for a period beginning on the Effective Date and ending July 31, 2008 subject to early termination as provided in Sections 8 and 9 (collectively, with each successive one-year period as renewed below, the "Term"). This Agreement shall be automatically renewed for an additional one year Term commencing on
August 1, 2008 and ending on  July 31, 2009 unless the Fund, for any or no reason, notifies ALPS in writing prior to the commencement of such additional one year term that this Agreement will not be renewed. This Agreement may be renewed for additional one-year periods beyond the Term by mutual agreement, which agreement shall be in writing signed by both ALPS and Fund and shall be entered into no later than the last day of the Term.

SECTION 2. Duties.

         (a) ALPS shall designate, subject to the Fund's approval, one of its own employees to serve as Chief Compliance Officer of the Fund and each
Portfolio of the Fund within the meaning of the Rule (such individual, the
"CCO"). The CCO shall render to the Fund such advice and services ("Services")
as are required to be performed by a CCO under the Rule and as are set forth on
Exhibit A hereto, as such exhibit may be modified from time to time by written agreement of the parties hereto. Exhibit A is hereby incorporated into and made a part of this Agreement. The Fund acknowledges that other employees of ALPS will assist the CCO in the performance of his duties hereunder. Phil Perrone will lead the engagement and will have overall supervisory responsibility for the ongoing obligations hereunder. A brief biography for Phil Perrone is attached as Exhibit B hereto.

         (b) During the Term, the CCO shall report to such individuals as may be designated from time to time by the Board of the Fund, subject to the provisions of Exhibit A. Upon designation by ALPS and approval of the Fund, each CCO, before commencing provision of the Services, shall acknowledge in writing having read and understood this Agreement in its entirety.

         (c) The parties agree that only employees of ALPS shall act as CCO or otherwise perform services to the Fund under this Agreement unless otherwise agreed in writing by the Fund. Notwithstanding his other duties for ALPS or any other investment company, the CCO shall perform the Services in a professional manner and shall devote appropriate time, energies and skill to the Services.

         (d) The Fund acknowledges that the CCO may act as Chief Compliance
Officer within the meaning of the Rule for other investment companies, and nothing herein shall be construed to prohibit the CCO from acting in such capacity; provided, however, that during the Term neither ALPS nor the CCO shall enter into any agreement, arrangement or understanding which would conflict with this Agreement or prevent ALPS or the CCO from performing its or his obligations hereunder.

         (e) In connection with the Fund's approval of any CCO and with the
Fund's ongoing evaluation of any CCO then in service, ALPS shall cooperate in good faith and provide any documentation reasonably requested by the Fund and shall make its relevant employees available to the Fund for consultation.

         (f) The Fund shall cooperate in good faith with ALPS and the CCO in order to assist in the performance of the Services. In furtherance of this agreement to cooperate, the Fund shall make those of its and its Affiliates'
officers, employees and outside counsel available for consultation with ALPS and the CCO and shall communicate with the board of directors of the Fund (the
"Board") and the service providers(1) of the Fund (for purposes of this
Agreement, the Board and such other service providers collectively, the "Service
Providers") in each case as ALPS or the CCO may reasonably request. The Fund shall provide ALPS and the CCO with the names of appropriate contact people at the Service Providers and shall make introductions and otherwise assist ALPS and the CCO in obtaining the cooperation of the Service Providers. The Fund shall provide ALPS and the CCO with such books and records regarding the Fund as ALPS and the CCO may reasonably request.

SECTION 3. Fee.

         (a) As compensation for the timely and satisfactory performance of the
Services on behalf of each index fund Portfolio that has been seeded, up to twenty (20) Portfolios of the Fund, with the same Service Providers and investment strategy as the Portfolios, the Fund shall pay to ALPS, or shall cause the Fund to pay to ALPS, during the Term an annual fee of: $175,000 commencing on the Effective Date paid 1/12 on a monthly basis (or a pro rata portion thereof for a partial month) (the "Fee"). For each additional Portfolio added to the Fund in excess of twenty (20) Portfolios, an additional fee of
$10,000 per year per such additional Portfolio (with an appropriate proration of such $10,000 in the first 12 month period that such additional

___________________________________
(1)      Includes the Fund's investment adviser, X Shares Advisors LLC, the
Fund's administrator, transfer agent and investment subadviser, and the Fund's distributor, ALPS Distributors, Inc.

Portfolio is added to the Fund, on the basis of the number of days that the added Portfolio(s) is in existence during such first 12 month period) shall be added to the annual fee set forth in the preceding sentence. The Fee shall be payable by the Fund within 30 days of its receipt of an invoice from ALPS, which invoices shall include amounts for any expenses reimbursable under Section 4 hereof. In the event that the Funds are not made available to the public within
6 months of the date of this Agreement a fee of $175,000 will be immediately due and payable to compensate ALPS for the substantial amount of work and resources devoted to creating and developing the compliance program contracted for under the terms of this Agreement.

         (b) The CCO shall not receive and shall not make any claim under this
Agreement or otherwise against the Fund for compensation, workers' compensation, unemployment insurance compensation, or life insurance, social security benefits, disability insurance benefits or any other benefits. ALPS is solely responsible for payment of any such compensation or benefits to the CCO, and
ALPS shall withhold on behalf of the CCO the required sums for income tax, unemployment insurance or social security pursuant to any law or requirement of any government agency including, without limitation, unemployment tax, federal, state or foreign income tax, federal social security (FICA) payments and disability insurance taxes; provided, that the Board, including a majority of the directors who are not interested persons of the Fund, shall have the power to approve any and all compensation to the CCO provided by ALPS. ALPS and the
CCO shall make such tax payments as may be required by applicable law and shall indemnify and hold the Fund harmless from any liability that the Fund may incur as a consequence of ALPS's or the CCO's failure to make any such tax payment(s).

         (c) ALPS and the CCO shall perform the services hereunder as independent contractors and not as employees of the Fund, although the CCO shall be an employee of ALPS. As independent contractors, neither ALPS nor the CCO is, and neither shall represent itself or himself to third parties as being, the agent or representative of the Fund, except as specifically set forth herein.
Neither ALPS nor the CCO have, and shall not represent itself or himself to third parties as having, actual or apparent power or authority to do or take any action for or on behalf of the Fund, as its agent, representative or otherwise, except as specifically set forth herein.

SECTION 4. Reimbursement of Expenses.

         During the Term, the Fund shall reimburse ALPS for all reasonable and customary travel and lodging expenses and other out-of-pocket disbursements incurred by ALPS for or on behalf of the Fund in connection with the performance of ALPS's or the CCO's duties hereunder; provided, that ALPS provide the Fund with appropriate receipts and other reasonable documentation as the Fund may request; and further provided, that the Fund is not obligated to reimburse ALPS for any portion of such expenses or disbursements that the Fund deems to be unreasonable or excessive.

SECTION 5. Disclosure of Information.

         (a) From and after the date hereof, neither ALPS nor the CCO shall use or disclose to any Person, except as required in connection with the performance of the Services and in compliance with the terms of this Agreement and as required by law, regulation or judicial process, any Confidential Information
(as defined in Section 5(b)), for any reason or purpose whatsoever, nor shall ALPS or the CCO make use of any Confidential Information for ALPS's or the
CCO's purposes or for the benefit of any Person (as defined below) except the
Fund or the Fund's Affiliates (as defined below). ALPS shall maintain commercially reasonable information security policies and procedures for protecting Confidential Information. For purposes of this Agreement, an
"Affiliate" is an individual or entity (collectively, "Person") controlling or controlled by or under common control with the Fund.

         (b) For purposes of this Agreement, "Confidential Information" means
(i) the non-public intellectual property rights of X Shares Advisors LLC, the
Board, the Fund and the Fund's Affiliates and (ii) all other information of a proprietary or confidential nature in whatever form relating to X Shares
Advisors LLC, the Board, the Fund or the Fund's Affiliates, or the business or assets of X Shares Advisors LLC, the Fund or the Fund's Affiliates, including, without limitation, investment advisory contracts, portfolio holdings, insider trading policies and procedures, best execution evaluations books, compliance manuals and guidelines, records, customer and registered user lists, vendor lists, supplier lists, customer agreements, vendor agreements, supplier agreements, incentive and commission program information, distribution channels, pricing information, cost information, business and marketing plans, strategies, forecasts, financial statements, budgets and projections, technology, and all information related to the quantitative securities benchmarks, along with associated service marks, together with any applications or registrations now or hereinafter issued on said service marks, on which each Portfolio's investment strategy is based. Confidential Information does not include (i) information in the public domain not as a result of a breach by ALPS or the CCO of this
Agreement, (ii) information lawfully received by ALPS or the CCO from a third
Person who had the legal or contractual right to disclose such information to
ALPS or to the CCO, and (iii) information developed by ALPS's or the CCO's own independent knowledge, skill and know-how.

         (c) ALPS and the CCO agree to promptly notify the Fund of any request for records or any subpoena by any governmental agency or third party. In the event that ALPS or the CCO is requested by legal process to disclose
Confidential Information, ALPS shall notify the Fund thereof and shall cooperate with the Fund and the Board, as appropriate, at the expense of the Fund or the
Board, as appropriate, in any action that such entity may desire to take to protect its Confidential Information.

SECTION 6. Assignment of Written Materials.

         During the Term, ALPS and the CCO shall promptly disclose, and hereby grant and assign to the Fund for its sole use and benefit, any and all technical information, data, procedures, records, suggestions and other materials, insofar as they are reduced to writing, including without limitation the Compliance
Program of the Fund (as that term is defined in Exhibit A), that are reasonably related to the Fund (collectively, the "Materials") which ALPS or the CCO may develop or acquire during the Term (whether or not during usual working hours), together with all copyrights and reissues thereof that may at any time be granted for or with respect to the Materials. For the avoidance of doubt, the
Materials shall include all records referred to in Exhibit A. The Materials shall constitute Confidential Information within the meaning of Section 5.

SECTION 7. Delivery of Materials Upon Termination of Term.

         ALPS shall promptly deliver to the Fund at the termination of the Term, or at any time upon the Fund's request, the Materials and all memoranda, notes, plans, records, reports, software and other documents and data (and copies thereof existing in any media) relating to the Confidential Information, inventions or the business of the Fund or any of its Affiliates that it or the
CCO may then possess or have under its or his control regardless of the location or form of such material and, if requested by the Fund, will provide the Fund with written confirmation that all such materials have been delivered to the
Fund.

SECTION 8. Termination.

         (a) The Fund shall have the right to terminate this Agreement, without the payment of any penalty, as to each Portfolio immediately in the event of:

                  (i) a vote of the Board, including a majority of the directors who are not interested persons of the Fund, upon ninety (90) days'
         prior written notice to ALPS; provided however, that no prior notice is required if termination is for Cause (defined below). For purposes of this Agreement, "Cause" shall be defined as: (1) willful misfeasance, bad faith or negligence in connection with the performance of the duties by the CCO under this Agreement, (2) failure of the CCO to perform his duties under this Agreement, after written notice and a thirty (30) day period to cure, (3) the CCO's indictment for, conviction of, or entry of a plea of no contest with respect to, any felony, (4) the CCO's resignation or (5) the determination by the
         Board, including a majority of the directors who are not interested persons of the Fund, in its sole discretion, that it has lost confidence in the CCO's effectiveness as the CCO of the Trust. ALPS agrees that it will report to the Fund's officers or the Board promptly if ALPS learns that the CCO has engaged in any conduct or been subject to any of the actions described in clauses (1) through (5) above;

                  (ii) the deregistration of the Fund under the 1940 Act;

                  (iii) a change in the 1940 Act, the Rule or other applicable law or regulation, or the interpretation of any of the foregoing by the
         Securities and Exchange Commission or other regulatory or judicial authority with appropriate jurisdiction, that results in the arrangement created by this Agreement no longer satisfying the Board or the Fund's obligations under the Rule;

                  (iv) subject to the provisions of Section 2(d), any failure of
         ALPS to employ a CCO for the Fund acceptable to the Fund; or

                  (v) any assignment of this Agreement. An internal
         reorganization of any party (which does not result in a change in the nature, scope and quality of services provided hereunder) shall not, by itself, constitute an assignment of this Agreement.

         In the event of the termination or dissolution of a particular
Portfolio, this Agreement shall be terminated as to that Portfolio and shall continue with respect to the non-terminating or non-dissolving Portfolio.

         (b) ALPS shall have the right to terminate this Agreement, without the payment of any penalty, as to each Portfolio immediately in the event of:

                  (i) a failure by the Fund to meet its obligations hereunder or a breach of the Fund's representations and warranties hereunder, if such failure or breach goes uncured for a period of thirty (30) days after the Fund receives written notice of such failure from ALPS;

                  (ii) the termination or dissolution of the Fund, or the
         deregistration of the Fund under the 1940 Act; or

                  (iii) a change in the 1940 Act, the Rule or other applicable law or regulation, or the interpretation of any of the foregoing by the
         Securities and Exchange Commission or other regulatory or judicial authority with appropriate jurisdiction, that results in the arrangement created by this Agreement being deemed impermissible.

         (c) Upon termination of this Agreement, the Fund shall have no further liability to ALPS with respect to ALPS's fees or expenses under this Agreement, except payment of the Fee accrued but unpaid as of the date of termination paid in a lump sum within sixty (60) days of termination.

         (d) Upon termination of this Agreement, ALPS and the CCO each agrees that it will cooperate in the smooth transition of Services and to minimize disruption to the Fund. All payments and expense reimbursements in connection with the termination of this Agreement are subject to the execution of a general waiver and release of all known and unknown compensating and reimbursement claims against the Fund by ALPS and the CCO. Any liability to ALPS or the CCO with respect to any regulatory action or litigation pertaining to services rendered by ALPS or the CCO under this Agreement, will survive the termination of this Agreement.

SECTION 9. BOARD ACTION UNDER THE RULE

         (a) The Board may dismiss a CCO at any time and for any or no reason.
If the Board dismisses the CCO, this Agreement will either end immediately, or, at the sole discretion of the Board, ALPS shall promptly present another CCO candidate for Board consideration and approval, which may be given or withheld for any or no reason, to continue the Services under this Agreement.

         (b) If ALPS wishes to dismiss the CCO under the terms of ALPS's contract or arrangement with the CCO, then ALPS will make its case to the Board before taking such action. Under such circumstances, ALPS may, at its own discretion, offer to present another CCO candidate to the Board that would be employed by ALPS, provided however, that the Board of the Fund is not obligated to approve such other proposed CCO candidate to serve as CCO of the Fund and each Portfolio of the Fund. If the Board (including a majority of the directors who are not interested persons of the Fund) approves the new CCO, this Agreement will continue in

effect, as amended to reflect the new CCO. If the Board chooses to engage CCO who is not an employee of ALPS as a result of ALPS dismissing the CCO under this
Agreement, this Agreement will terminate.

         (c) ALPS covenants that it shall not retaliate against the CCO should the CCO either (i) inform the Board of a compliance failure or (ii) take aggressive action to ensure compliance with any rule, regulation or law by the
Fund, a Portfolio or a Service Provider.

         (d) If the Board decides to increase the CCO's compensation or provide a bonus to the CCO, then either the fees paid to ALPS by the Fund will increase proportionately or the Fund will separately compensate the CCO for any amounts it deems due to the CCO above the amounts due to ALPS under this Agreement.

         (e) If the CCO voluntarily resigns, at the discretion of both parties,
ALPS may present an alternative CCO candidate for Board consideration and approval, which may be given or withheld for any or no reason, to continue the
Services under this Agreement. If the Board chooses to terminate this Agreement with ALPS as a result of such voluntary resignation by the CCO, ALPS will make every effort to assist the Board in a smooth transition during this period.

SECTION 10. Representations and Warranties.

         (a) ALPS hereby represents and warrants to the Fund that (a) the execution, delivery and performance of this Agreement by ALPS does not breach, violate or cause a default under any agreement, contract or instrument to which
ALPS is a party or any judgment, order or decree to which ALPS is subject; (b)
the execution, delivery and performance of this Agreement by ALPS has been duly authorized and approved by all necessary action; and (c) upon the execution and delivery of this Agreement by ALPS and the Fund, this Agreement will be a valid and binding obligation of ALPS.

         (b) The Fund hereby represents and warrants to ALPS that (a) the execution, delivery and performance of this Agreement by the Fund does not breach, violate or cause a default under any agreement, contract or instrument to which the Fund is a party or any judgment, order or decree to which the Fund is subject; (b) the execution, delivery and performance of this Agreement by the
Fund has been duly authorized and approved by all necessary action; and (c) upon the execution and delivery of this Agreement by ALPS and the Fund, this
Agreement will be a valid and binding obligation of the Fund.

SECTION 11. Entire Agreement; Amendment and Waiver.

         This Agreement and the other writings referred to herein contain the entire agreement between the parties hereto with respect to the subject matter hereof and thereof and supersede any prior agreement between ALPS and the Fund.
No waiver, amendment or modification of this Agreement shall be valid unless it is in writing and signed by each party hereto. The waiver by either party of a breach of any provision of this Agreement by the other party shall not operate or be construed as a waiver of any subsequent breach by such other party.

SECTION 12. Notices.

         All notices or other communications pursuant to this Agreement shall be in writing and shall be deemed to be sufficient if delivered personally, telecopied, sent by nationally-recognized, overnight courier or mailed by registered or certified mail (return receipt requested), postage prepaid, to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

         (a) if to the Fund, to:

                  TDAX Funds, Inc.
                  420 Lexington Avenue
                  New York, New York 10170
                  Facsimile:
                  Telephone:

                  with a copy to:
                  Domenick Pugliese
                  Paul, Hastings, Janofsky & Walker LLP
                  75 East 55th Street
                  New York, New York 10022
                  Telephone: (212) 318-6295
                  Facsimile: (212) 230-5107

         (b) if to ALPS, to:

                  ALPS Fund Services, Inc.
                  1290 Broadway, Suite 1100
                  Denver, Colorado  80203
                  Attn:  General Counsel
                  Facsimile:  (303) 623-7850
                  Telephone:  (303) 623-2577

         All such notices and other communications shall be deemed to have been given and received (a) in the case of personal delivery or delivery by facsimile, on the date of such delivery if delivered during business hours on a business day or, if not so delivered, on the next following business day, (b) in the case of delivery by nationally-recognized, overnight courier, on the business day following dispatch, and (c) in the case of mailing, on the third business day following such mailing.

SECTION 13. Headings.

         The section headings in this Agreement are for convenience only and shall not control or affect the meaning of any provision of this Agreement.

SECTION 14. Severability.

         In the event that any provision of this Agreement is determined to be partially or wholly invalid, illegal or unenforceable in any jurisdiction, then such provision shall, as to such jurisdiction, be modified or restricted to the extent necessary to make such provision valid, binding and enforceable, or if such provision cannot be modified or restricted, then such provision shall, as to such jurisdiction, be deemed to be excised from this Agreement; provided, however, that the binding effect and enforceability of the remaining provisions of this Agreement, to the extent the economic benefits conferred upon the parties by virtue of this Agreement remain substantially unimpaired, shall not be affected or impaired in any manner, and any such invalidity, illegality or unenforceability with respect to such provisions shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 15. Remedies.

         (a) Each of the parties hereto acknowledges and understands that certain provisions of this Agreement are of a special and unique nature, the loss of which cannot be adequately compensated for in damages by an action at law, and thus, the breach or threatened breach of such provisions of this
Agreement would cause the non-breaching party irreparable harm. Each of the parties hereto further acknowledges that, in the event of a breach of Section 5 of this Agreement, the non-breaching party shall be entitled to immediate relief enjoining such violations in any court or before any judicial body having jurisdiction over such a claim. All remedies hereunder are cumulative, are in addition to any other remedies provided for by law or in equity and may, to the extent permitted by law, be exercised concurrently or separately, and the exercise of any one remedy shall not be deemed to be an election of such remedy or to preclude the exercise of any other remedy.

         (b) ALPS shall indemnify and hold the Fund and its employees, the members of the Board, and each applicable Portfolio and its employees harmless from and against any and all losses, damages, costs, charges, reasonable attorneys' fees, payments, expenses and liability, as incurred, arising out of or attributable to any refusal or failure to comply with the terms of this
Agreement or applicable rules, regulations or laws by ALPS or the CCO, or which arise out of a lack of good faith, negligence or willful misconduct by ALPS or the CCO with respect to the performance by ALPS or the CCO under or in connection with this Agreement or by reason of the reckless disregard by ALPS or the CCO of its or his obligations and duties under this Agreement.

SECTION 16. Distinction of Portfolios.

         Notwithstanding any other provision of this Agreement, the parties agree that the assets and liabilities of each Portfolio of the Fund are separate and distinct from the assets and liabilities of each other Portfolio and that no
Portfolio shall be liable or shall be charged for any debt, obligation or liability of any other Portfolio, whether arising under this Agreement or otherwise.

SECTION 17. Benefits of Agreement; Assignment.

         The terms and provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns, representatives, heirs and estate, as applicable. This Agreement shall not be assignable by ALPS without the express written consent of the Fund. Any purported assignment in violation of the immediately preceding sentence shall be void and of no effect.

SECTION 18. Survival.

         Anything to the contrary contained in this Agreement notwithstanding, the provisions of Sections 5 through 7, and 15 through 17 of this Agreement shall survive the termination of the Term.

SECTION 19. Counterparts and Facsimile Execution.

         This Agreement may be executed in two counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered (by facsimile or otherwise) to the other party, it being understood that all parties need not sign the same counterpart. Any counterpart or other signature hereupon delivered by facsimile shall be deemed for all purposes as constituting good and valid execution and delivery of this Agreement by the party delivering it.

SECTION 20. Governing Law; Mutual Waiver of Jury Trial; Jurisdiction.

         (a) All questions concerning the construction, interpretation and validity of this Agreement shall be governed by and construed and enforced in accordance with the domestic laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether in the State of New
York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York. In furtherance of the foregoing, the law of the State of New York will control the interpretation and construction of this Agreement, even if under such jurisdiction's choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily or necessarily apply.

         (b) THE PARTIES IRREVOCABLY AND UNCONDITIONALLY AGREE THAT THE
EXCLUSIVE PLACE OF JURISDICTION FOR ANY ACTION, SUIT OR PROCEEDING ("ACTIONS")
RELATING TO THIS AGREEMENT SHALL BE IN THE COURTS OF THE UNITED STATES OF
AMERICA SITTING IN THE CITY OF NEW YORK, NEW YORK OR, IF SUCH COURTS SHALL NOT
HAVE JURISDICTION OVER THE SUBJECT MATTER THEREOF, IN THE COURTS OF THE STATE OF
NEW YORK SITTING THEREIN, AND EACH SUCH PARTY HEREBY IRREVOCABLY AND
UNCONDITIONALLY AGREES TO SUBMIT TO THE JURISDICTION OF SUCH COURTS FOR PURPOSES
OF ANY SUCH ACTIONS. IF ANY SUCH STATE COURT ALSO DOES NOT HAVE JURISDICTION
OVER THE SUBJECT MATTER THEREOF, THEN SUCH AN ACTION, SUIT OR PROCEEDING MAY BE
BROUGHT IN THE FEDERAL OR STATE COURTS LOCATED IN THE STATES OF THE PRINCIPAL
PLACE OF BUSINESS OF ANY PARTY HERETO. EACH PARTY IRREVOCABLY AND
UNCONDITIONALLY WAIVES ANY OBJECTION IT MAY HAVE TO THE VENUE OF ANY ACTION
BROUGHT IN SUCH COURTS OR TO THE CONVENIENCE OF THE FORUM. FINAL

JUDGMENT IN ANY SUCH ACTION SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER
JURISDICTIONS BY SUIT ON THE JUDGMENT, A CERTIFIED OR TRUE COPY OF WHICH SHALL
BE CONCLUSIVE EVIDENCE OF THE FACT AND THE AMOUNT OF ANY INDEBTEDNESS OR
LIABILITY OF ANY PARTY THEREIN DESCRIBED.

SECTION 21. Mutual Contribution.

         The parties to this Agreement and their counsel have mutually contributed to its drafting. Consequently, no provision of this Agreement shall be construed against any party on the ground that a party drafted the provision or caused it to be drafted.

         IN WITNESS WHEREOF, each of the undersigned has executed this Chief
Compliance Officer Services Agreement as of the date first above written.

                                TDAX FUNDS, INC.

                                By:  /s/ David W. Jaffin
                                     ---------------------------------
                                     Name:  David W. Jaffin
                                     Title: Chief Financial Officer

                                ALPS FUND SERVICES, INC.

                                By:  /s/ Thomas A. Carter
                                     ---------------------------------
                                     Name:  Thomas A. Carter
                                     Title: Chief Financial Officer

                                    Exhibit A
                                    ---------

                       Duties of Chief Compliance Officer

The Services shall include, but not be limited to, the following. Unless otherwise stated, terms used in this Exhibit A shall have the meanings assigned thereto in the Chief Compliance Officer Services Agreement to which this Exhibit
A is attached and into which this Exhibit A is incorporated by reference.

I.       Drafting of Compliance Program. No later than _____________, 2007, the
         CCO shall, with the assistance of the Fund, draft written compliance policies and procedures (the "Compliance Program") of the Fund, which shall address compliance with, and be reasonably designed to prevent violation of, "Federal Securities Laws"(2) and the Uniting and
         Strengthening America by Providing Appropriate Tools Required to
         Intercept and Obstruct Terrorism Act of 2001 ("U.S.A. Patriot Act")
         (for the purposes of this Exhibit A, "Federal Securities Laws" shall be include the U.S.A. Patriot Act together with the "Federal Securities
         Laws" referred to in the Rule). In addition to provisions of Federal
         Securities Laws that apply to the Fund, the Compliance Program shall address compliance with, and be reasonably designed to prevent violation of, the Fund's charter and by-laws and all exemptive orders, no-action letters and other regulatory relief received by the Fund from the Securities and Exchange Commission (the "SEC") and NASD, Inc. (the
         "NASD") (all such items collectively, "Regulatory Relief"); provided, however, that the Compliance Program shall address only that Regulatory
         Relief afforded the Service Providers or the Fund or relevant to compliance by the Service Providers or the Fund, and shall not address the terms by which other parties may receive the benefits of any
         Regulatory Relief. In drafting the Compliance Program, the CCO shall engage in the following activities:

         A.       Evaluation of Internal Control Structure.

                  1.       Conduct interviews with certain employees throughout
                           the business lines of the Fund that are responsible
                           for the day-to-day operations of the Fund in relation
                           to compliance by the Fund and its Service Providers
                           (defined below) with the Federal Securities Laws.

                  2.       Assess from such interviews the operational risks and
                           compliance with stated policies and procedures of the
                           Fund and its Service Providers.

                  3.       Review internal audit and other reports maintained by
                           the Fund, and to the extent practicable, its Service
                           Providers, related to compliance with the Federal
                           Securities Laws.

___________________________________
(2)      "Federal Securities Laws" are defined by the Rule as the Securities Act of 1933, the Securities Exchange Act of 1934, the Sarbanes-Oxley Act of
         2002, the Investment Company Act of 1940, the Investment Advisers Act
         of 1940, Title V of the Gramm-Leach-Bliley Act, any SEC rules adopted under any of the foregoing laws, the Bank Secrecy Act, as it applies to registered investment companies, and any rules adopted thereunder by the SEC or the Department of Treasury.

                  4.       Review any written policies and procedures to assess
                           the adequacy of such policies and procedures with
                           respect to compliance with the Federal Securities
                           Laws by the Fund and its Service Providers.

         B.       Policies and Procedures of the Fund. Conduct a detailed review of the Fund's Compliance Program pertaining to compliance by registered investment companies with the Federal Securities
                  Laws, among other things:

                  1.       Pricing of portfolio securities and Portfolio shares,
                           with a focus on the following items within the
                           pricing polices and procedures:

                           (a)      monitoring for circumstances that may
                                    necessitate the use of fair value prices;

                           (b)      establishing criteria for determining when
                                    market quotations are no longer reliable for
                                    a particular portfolio security;

                           (c)      providing a methodology or methodologies by
                                    which the Portfolios determine the current
                                    fair value of their portfolio securities;
                                    and

                           (d)      reviewing the appropriateness and accuracy
                                    of the methodology used in valuing
                                    securities, including making any necessary
                                    adjustments.

                  2.       Processing of Portfolio shares, with a focus on the
                           following items:

                           (a)      segregation of investor orders received
                                    before the Portfolios price their shares
                                    from those that were received after the
                                    Portfolios price their shares; and

                           (b)      methodology used by the Portfolios to
                                    protect themselves and their shareholders
                                    against late trading.

                  3.       Identification of affiliated persons to ensure that
                           any transactions with affiliated persons are executed
                           in compliance with the 1940 Act.

                  4.       Protection of nonpublic information, including:

                           (a)      prohibitions against trading portfolio
                                    securities on the basis of information
                                    acquired by analysts or portfolio managers
                                    employed by the Fund or the Portfolios'
                                    investment adviser ("Adviser") or the
                                    Portfolio's investment subadviser
                                    ("Subadviser") ;

                           (b)      disclosure to third parties of material
                                    information about the Portfolios' holdings,
                                    trading strategies or pending transactions;
                                    and

                           (c)      purchase or sale of Portfolio shares by the
                                    personnel of the Fund or the Adviser or
                                    Subadviser based on material, nonpublic
                                    information about the Portfolios.

                  5.       Compliance with Portfolio governance requirements,
                           including the procedures to guard against:

                           (a)      an improperly constituted Board of
                                    Directors;

                           (b)      failure of the Board of Directors to
                                    properly consider matters entrusted to it;
                                    and

                           (c)      failure of the Board of Directors to request
                                    and consider information required by the
                                    1940 Act from the Fund and other Service
                                    Providers.

                  6.       The excessive short-term trading of mutual fund
                           shares that may be harmful to the Portfolios,
                           including a focus on the following areas:

                           (a)      consistency of policies and procedures with
                                    the Portfolios' disclosed policies regarding
                                    market timing;

                           (b)      monitoring of shareholder trades or flows of
                                    money in and out of the Portfolios in order
                                    to detect market timing activity;

                           (c)      enforcement of the Portfolios' policies
                                    regarding market timing;

                           (d)      prevention of waivers that would harm the
                                    Portfolios or their shareholders, or
                                    subordinate the interests of the Portfolios
                                    or their shareholders to those of the Fund
                                    or any other affiliated person or associated
                                    person of the Fund; and

                           (e)      reporting to the Fund's Board regarding all
                                    waivers granted, so that the Board can
                                    determine whether such waivers were proper.

                  7.       The distribution, marketing and advertising of the
                           Portfolios' shares.

                  8.       The trading of securities by the Portfolios,
                           including a focus on enforcement of the Fund's
                           policies with respect to brokerage, soft dollars and
                           allocation of trades.

                  9.       The review of any electronic mail communications.

II.      Administration of Compliance Program. The CCO shall administer and enforce the Fund's Compliance Program.

III.     Oversight of Service Providers. The CCO is responsible for overseeing, on behalf of the Fund, adherence to the written compliance policies and procedures of the Fund's service

providers, including the Fund's investment adviser, X Shares Advisors LLC (the
"Investment Adviser"), the Fund's administrator, transfer agent and investment subadviser, and the Fund's distributor, ALPS Distributors, Inc. (the
"Distributor"), (for purposes of this Exhibit A, the Investment Adviser, the
Investment Subadviser and the Distributor, collectively, the "Service
Providers"). In furtherance of this duty,

A.       No later than __________, 2007, the CCO shall obtain and review the written compliance policies and procedures of the Service Providers or summaries of such policies that have been drafted by someone familiar with them.

B.       The CCO shall monitor the Service Providers' compliance with their own written compliance policies and procedures, Federal Securities Laws and the Fund's charter, by-laws and Regulatory Relief. In so doing, the CCO shall interact with representatives of the Service Providers as appropriate. Where deemed appropriate and in accordance with pronouncements by the Staff of the SEC, ALPS may rely on summaries that are prepared by a Service Provider or a third party, instead of the actual policies and procedures of the Service Provider.

C.       The CCO shall attempt to obtain the following representations from each
         Service Provider and, if it fails to obtain such representations, shall report this fact to the Fund:

         1.       In connection with the documentation of its written policies and procedures governing the provision of its services to the relevant Fund, the Service Provider has prepared and delivered to the Fund a summary of core services that it provides to the
                  Fund or, if no such summary is available, that it has
                  delivered to the Fund copies of the relevant policies and
                  procedures.

         2.       The Service Provider will provide to the Fund and the CCO any revisions to its written compliance policies and procedures on at least an annual basis, or more frequently in the event of a material revision.

         3.       The Service Provider's written compliance policies and
                  procedures have been reasonably designed to prevent, detect and correct violations of the applicable Federal Securities
                  Laws and critical functions related to the services performed by Service Provider pursuant to the applicable agreement
                  between the Service Provider and the Fund.

         4.       The Service Provider has established monitoring procedures, and shall review, no less frequently than annually, the
                  adequacy and effectiveness of its written compliance policies and procedures to check that they are reasonably designed to prevent, detect and correct violations of those applicable
                  Federal Securities Laws and critical functions related to the services performed by the Service Provider pursuant to the applicable agreement between the Service Provider and the
                  Fund.

IV.      Annual Review. The CCO will monitor the Fund's Compliance Program for effectiveness, including ongoing dialogue with key compliance personnel at the Fund's Service Providers. Such monitoring will include risk-based compliance testing of the Fund's Compliance Program. The
         Rule requires that, at least annually, the Fund review its Compliance
         Program and that of its Service Providers and the effectiveness of their respective implementations (the "Annual Review"). The CCO shall perform the Annual Review for the Fund. The first Annual Review shall be completed no later than [July 24, 2008].

V.       Reports to the Fund; Escalation

         A.       The CCO shall make quarterly reports to the Fund regarding its administration and enforcement of the Compliance Program.
                  These regular reports shall address compliance by the Fund and the Service Providers and such other matters as the Fund may reasonably request.

         B.       In addition, at least annually, the CCO shall submit a written report to the Board addressing the following issues:

                  1.       the operation of the Compliance Program, and the
                           written compliance policies and procedures of the
                           Service Providers;

                  2.       any material changes made to the Compliance Program
                           and the written compliance policies and procedures of
                           the Service Providers since the date of the such last
                           report;

                  3.       any material changes to the Compliance Program and
                           the written compliance policies and procedures of the
                           Service Providers recommended as a result of the
                           Annual Review; and

                  4.       each "Material Compliance Matter" that occurred since
                           the date of the last report.(3)

                  This written report shall be based on the Annual Review. The first written report shall be presented to the Fund no later than sixty (60) days after the date of the first Annual
                  Review.

___________________________________
(3)      "Material Compliance Matter" is defined as "any compliance matter about which the Fund's board would reasonably need to know to oversee fund compliance," which involves any of the following (without limitation):
         (i) a violation of Federal Securities Laws by the Fund or a Service
         Provider (or an officer, director, employee or agent of such Service
         Provider; (ii) a violation of the Compliance Program of the Fund, or the written compliance policies and procedures of its Service
         Providers; or (iii) a weakness in the design or implementation of the
         Compliance Program policies and procedures of the Fund, or the written compliance policies and procedures of its Service Providers.

         C.       In the event that the CCO reports a Material Compliance Matter and is not reasonably satisfied with the Fund's efforts to address and remedy the same, the CCO shall report such
                  Material Compliance Matter to the Board.

         D.       At least annually, the CCO shall meet separately with the
                  Board's directors who are not interested persons of the Fund.

VI.      Recordkeeping. The CCO shall maintain the books and records for the
         Fund that are required to be retained by the Rule, which books and records may be maintained electronically but which shall, in any event, be backed-up and safeguarded in accordance with ALPS's regular practices for record retention.

VII.     Meeting with Regulators. The CCO shall meet with, and reply to inquiries from, the SEC, the NASD and other legal and regulatory authorities with responsibility for administering Federal Securities
         Laws as necessary or as reasonably requested by the Board.

VIII.    Amendments to the Compliance Program. The CCO shall consult with the
         Board and its representatives as necessary to amend, update and revise the Compliance Program as necessary, but no less frequently than annually. Additionally, the CCO will recommend amendments and draft policies and procedures as they pertain to:

         A.       consistency with regulatory expectations of risk-based
                  policies and procedures;

         B.       maintenance of compliance with the Federal Securities Laws;
                  and

         C.       consistency within the structure, organization and format of the policies and procedures.

         Any amendments to the Fund's policies and procedures will be based on industry best practices and regulatory expectations. In addition, on a quarterly basis, the CCO, in consultation with the Fund's counsel, will provide the Fund with updates, if any, to the Fund's policies and procedures to reflect changing regulatory requirements.

                                    Exhibit B
                                    ---------

See attached

                                    Exhibit C
                                    ---------

                          Portfolio Series of the Fund
                              (as of July 24, 2007)

         TDAX Independence 2010 Exchange-Traded Fund
         TDAX Independence 2020 Exchange-Traded Fund
         TDAX Independence 2030 Exchange-Traded Fund
         TDAX Independence 2040 Exchange-Traded Fund
         TDAX Independence In-Target Exchange-Traded Fund

                                                                  Exhibit (h)(5)

                             PARTICIPATION AGREEMENT

         THIS AGREEMENT, dated as of ____________________, 2007, between
______________________________, a [business trust /corporation] organized under the laws of the [Commonwealth/State] of _______________________________________,
on behalf of itself or its separate series listed on Schedule A, severally and not jointly (each, a "Fund of Funds"), and XShares Advisors LLC, a limited liability company organized under the laws of the State of Maryland, and each exchange traded fund that is advised or sponsored by XShares Advisors LLC listed on Schedule B, each on behalf of itself or its respective series, severally and not jointly (each an "XShares Fund" and collectively the "XShares Funds").

         WHEREAS, the Fund of Funds and the XShares Funds each are registered with the U.S. Securities and Exchange Commission ("SEC") as open-end management investment companies under the Investment Company Act of 1940 (the "1940 Act");

         WHEREAS, section 12(d)(l)(A) and (B) of the 1940 Act limits the ability of an investment company to invest in shares of another investment company, and therefore limits the ability of a Fund of Funds to invest in shares of an
XShares Fund;

         WHEREAS, XShares Advisors LLC and HealthShares(TM), Inc., on behalf of each Fund, have obtained an order from the SEC dated June 21, 2007 (the "XShares
Order"), that permits registered investment companies to invest in the XShares
Funds in excess of the limits set forth in section 12(d)(1)(A) and (B) in accordance with the conditions of the XShares Order and the representations in the application filed to obtain such Order (the "XShares Application"); and

         WHEREAS, the Fund of Funds may, from time to time, invest in shares of one or more XShares Funds in excess of the limitations of section 12(d)(1)(A)
and (B) in reliance on the XShares Order;

         NOW THEREFORE, in consideration of the potential benefits to the Fund of Funds and the XShares Funds arising out of the Fund of Funds' investment in
XShares Funds, the parties agree as follows.

         1.       Representations and Obligations of the XShares Funds.

                  (a) The XShares Funds have provided to the Fund of Funds a copy of the Order and the related SEC Notice of Application for such Order (attached hereto as Schedule C). The XShares
                  Funds will promptly provide the Fund of Funds with (i) a copy of any amendments to the XShares Order, and (ii) a copy of the
                  XShares Application upon request.

                  (b) In connection with any investment by a Fund of Funds in an
                  XShares Fund, the XShares Fund agrees (i) to comply with the terms and conditions of the XShares Order and this Agreement, and (ii) to promptly notify the Fund of Funds if such XShares
                  Fund fails to comply with the terms and conditions of the
                  XShares Order or this Agreement.

                  (c) Each registered trademark indicated in the name of the
                  XShares Fund(s) on Schedule B is a registered trademark of
                  XShares Advisors LLC, which has licensed the trademark to the respective XShares Fund.

         2.       Representations and Obligations of the Investing Funds.

                  (a) Pursuant to Condition 8 of the XShares Order, each Fund of
                  Funds represents that the board of directors/trustees of the
                  Fund of Funds and the Fund of Funds' advisor understand the terms and conditions of the XShares Order and that each agrees to fulfill its responsibilities under the XShares Order.

                  (b) Pursuant to Condition 8 of the XShares Order, each Fund of
                  Funds will promptly notify the XShares Funds in writing at the time of any investment by such Fund in an XShares Fund in
                  excess of the 3% limit in Section 12(d)(1)(A)(i). Upon such investment, each Fund of Funds shall also provide to the
                  XShares Funds in writing a list of the names of each Fund of
                  Funds Affiliate and Underwriting Affiliate (as such terms are defined in the Order) and shall promptly notify the XShares
                  Funds of any changes to such list.

                  (c) Each Fund of Funds will promptly notify the XShares Funds in writing of any purchase or acquisition of shares of an
                  XShares Fund that causes such Fund of Funds to hold (i) 5% or more of such XShares Fund's total outstanding voting
                  securities, and (ii) 10% or more of such XShares Fund's total outstanding voting securities.

                  (d) To the extent a Fund of Funds holds 25% or more of the total outstanding voting securities of an XShares Fund, the
                  Fund of Funds agrees to vote its shares in the same proportion as the vote of all other holders of shares of such XShares
                  Fund.

                  (e) If a Fund of Funds exceeds the 5% or 10% limitation in
                  Section 12(d)(l)(A)(ii) or (iii), the Fund of Funds, as
                  required by the XShares Application, will disclose in its
                  prospectus in "Plain English":

                  (1)      That it may invest in exchange-traded funds; and

                  (2)      The unique characteristics of the Fund of Funds
                           investing in exchange-traded funds, including but not
                           limited to, the expense structure and any additional
                           expenses of investing in exchange-traded funds.

                  (f) Each Fund of Funds: (i) acknowledges that it has received a copy of the XShares Order and the related SEC Notice of
                  Application for such Order; (ii) agrees to adhere to the terms and conditions of the XShares Order and this Agreement and to participate in the proposed transactions in a manner that
                  addresses the concerns underlying the XShares Order; (iii)
                  represents that investments in the XShares Funds will be
                  accomplished in compliance with its investment restrictions and will be consistent with the investment policies set forth in its registration statement; (iv) acknowledges that it may rely on the

                                       2

                  XShares Order only to invest in XShares Funds and not in any other registered investment company; and (v) agrees to
                  promptly notify the XShares Funds if it fails to comply with the XShares Order or this Agreement.

         3.       Indemnification.

                  Each Fund of Funds agrees to hold harmless and indemnify the
                  XShares Funds, including any principals, directors or
                  trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or claims or actions ("Claims") asserted against the XShares Funds,
                  including any principals, directors or trustees, officers, employees and agents, to the extent such Claims result from
                  (i) a violation or alleged violation by the Fund of Funds of any provision of this Agreement or (ii) a violation or alleged violation by the Fund of Funds of the terms and conditions of the XShares Order, such indemnification to include any
                  reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims.

                  The XShares Funds agree to hold harmless and indemnify a Fund of Funds, including any directors or trustees, officers,
                  employees and agents, against and from any Claims asserted against the Fund of Funds, including any directors or
                  trustees, officers, employees and agents, to the extent such
                  Claims result from (i) a violation or alleged violation by the
                  XShares Fund of any provision of this Agreement or (ii) a
                  violation or alleged violation by the XShares Fund of the
                  terms and conditions of the XShares Order, such
                  indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or
                  defending such Claims; provided, however, that the XShares
                  Fund shall not be liable for indemnifying any Fund of Funds for any Claims resulting from violations that occur as a
                  result of incomplete or inaccurate information provided by the
                  Fund of Funds to the XShares Fund pursuant to terms and
                  conditions of the Order or this Agreement.

         4.       Web Sites.

                  For purposes of determining whether the Fund of Funds has
                  exceeded the investment thresholds in XShares Funds for
                  purposes of Section 2(b), (c), (d), and (e) of this Agreement, the Fund of Funds may use the information contained on the particular XShares Funds' public Internet web site regarding such XShares Fund's total outstanding shares, however, any such use shall be subject to the terms and conditions of such web site. The XShares Fund's web sites are listed on Schedule
                  C hereto.

         5.       Materials.

                  To the extent a Fund of Funds refers to one or more XShares
                  Funds in any prospectus, statement of additional information or otherwise, each Fund of Funds agrees to:

                                       3

                  (a) For those XShares Funds included on Schedule B with names that are registered trademarks, (i) include the trademark
                  symbol in all references to the XShares Fund or series thereof
                  (for example, the "HealthSharesTM [Index] Fund"); (ii) include the following notice within reasonable proximity to the
                  reference to the XShares Fund or series thereof:

                  [Name of XShares Fund]TM is a registered trademark of XShares
                  Advisors LLC.

                  (b) For all XShares Funds, include the following notice within reasonable proximity to the reference to the XShares Fund:

                  Neither XShares Advisors LLC nor the [Name of XShares Fund]
                  Funds make any representations regarding the advisability of investing in [Name of Fund of Funds].

         6.       Notices.

                  All notices, including all information that either party is required to provide under the terms of this Agreement and the terms and conditions of the XShares Order, shall be in writing and shall be delivered by registered or overnight mail,
                  facsimile, or electronic mail to the address for each party specified below (which address may be changed from time to time by written notice to the other party).

                  If to the Fund of Funds:

                           [Name]
                           c/o [Company]
                           [Address]
                           [City, State, ZIP]
                           Fax:
                           Email:

                  If to the XShares Funds:

                           Anthony F. Dudzinski
                           XShares Advisors LLC
                           420 Lexington Avenue, Suite 2550
                           New York, NY 10170
                           Fax: [   ]
                           Email: adudzinski@XSharesadvisors.com

                  With a copy to:

                           Richard Berenger
                           XShares Advisors LLC
                           420 Lexington Avenue, Suite 2550
                           New York, NY 10170
                           Fax: [ ]

                                       4

                           Email: rberenger@XSharesadvisors.com

                           Domenick Pugliese
                           Paul, Hastings, Janofsky & Walker LLP
                           Park Avenue Tower
                           75 East 55th Street
                           New York, NY 10022
                           Fax: (212) 230-7745
                           Email: domenickpugliese@paulhastings.com

         7.       Termination; Governing Law.

                  (a) This Agreement will continue until terminated in writing by either party upon sixty (60) days' notice to the other
                  party, provided, however, that the obligation of a Fund of
                  Funds in Section 2(d) above shall survive the termination of this Agreement. This Agreement may not be assigned by either party without the prior written consent of the other.

                  (b) This Agreement will be governed by New York law without regard to choice of law principles.

                  (c) In any action involving the XShares Funds under this
                  Agreement, each Fund of Funds agrees to look solely to the individual XShares Fund(s) listed on Schedule B that is/are involved in the matter in controversy and not to any other series of XShares Advisors LLC.

                                       5

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

Each of the Fund of Funds listed on Schedule A, severally and not jointly, on behalf of itself or each of its series

_______________________________________
Name:
Title:

XSHARES FUNDS, on
behalf of each of its series

_______________________________________
Name: Anthony F. Dudzinski
Title: Chief Executive Officer and President

XSHARES ADVISORS LLC, on
behalf of each of its series

_______________________________________
Name: Anthony F. Dudzinski
Title: President of XShares Group LLC,
       the sole managing member

                                       6

                                                                      SCHEDULE A

                              List of Fund of Funds

                                                                      SCHEDULE B

                              List of XShares Funds

XShares Fund                       Sub-Adviser                Distributor
------------                       -----------                -----------

HealthSharesTM, Inc.

TDAX Funds, Inc.

StateSharesTM, Inc.

                                                                      SCHEDULE C
                         List of XShares Funds' Websites

                                                                  Exhibit (h)(6)

                                TDAX FUNDS, INC.

                     OPERATING EXPENSES LIMITATION AGREEMENT

            THIS OPERATING EXPENSES LIMITATION AGREEMENT (the "Agreement") is
effective as of the 24th day of July, 2007, by and between TDAX Funds, Inc., a
Maryland corporation (the "Company"), on behalf of each of the funds listed on
Appendix A (each a "Fund," and collectively, the "Funds"), XShares Advisors LLC
(the "Advisor"), and Amerivest Investment Management, LLC (the "Sub-Advisor").

                                   WITNESSETH:

            WHEREAS, the Advisor renders advice and services to the Funds pursuant to the terms and provisions of an Investment Advisory Agreement between the Company and the Advisor dated as of the 24th day of July, 2007 (the
"Investment Advisory Agreement"); and

            WHEREAS, the Company's Board of Directors and the Advisor have retained the Sub-Advisor to render investment advisory and other services pursuant to the terms and provisions of a Sub-Advisory Agreement between the
Advisor and the Sub-Advisor dated as of the 24th day of July, 2007 (the
"Sub-Advisory Agreement"); and

            WHEREAS, Sub-Advisor desires to limit each Fund's Operating Expenses
(as that term is defined in paragraph 2 of this Agreement) pursuant to the terms and provisions of this Agreement, and the Company (on behalf of each Fund)
desires to allow the Sub-Advisor to implement those limits;

            NOW THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties, intending to be legally bound hereby, mutually agree as follows:

            1. LIMIT ON OPERATING EXPENSES. The Sub-Advisor hereby agrees to limit each Fund's current Operating Expenses to an annual rate, expressed as a percentage of each Fund's respective average annual net assets to the amounts listed in Appendix A (the "Annual Limits"). In the event that the current
Operating Expenses of a Fund, as accrued each month, exceed its Annual Limit, the Sub-Advisor will pay to the Fund, on a monthly basis, the excess expense within a reasonable time after being notified that an excess expense payment is due.

            2. DEFINITION. For purposes of this Agreement, the term "Operating
Expenses" with respect to each Fund, is defined to include all expenses necessary or appropriate for the operation of each Fund, including the Advisor's investment advisory or management fee detailed in the Investment Advisory
Agreement and other expenses described in the Investment Advisory Agreement, but does not include any front-end or contingent deferred loads, acquired fund fees and expenses, taxes, leverage interest,

                                                                  Exhibit (h)(6)

brokerage commissions, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation.

            3. REIMBURSEMENT OF FEES AND EXPENSES. The Sub-Advisor retains its right to receive reimbursement of any excess expense payments paid by it pursuant to this Agreement made in the prior three fiscal years, to the extent that such reimbursement would not exceed the Fund's Annual Limit, if applicable, for such fiscal year.

            4. TERM. This Agreement shall become effective on the date specified herein and shall remain in effect indefinitely, unless sooner terminated as provided in Paragraph 5 of this Agreement.

            5. TERMINATION. This Agreement may be terminated at any time, and without payment of any penalty, by the Board of Directors of the Company (the
"Board"), on behalf of each Fund, upon sixty (60) days' written notice to the
Sub-Advisor. The Sub-Advisor agrees and intends that this commitment will renew automatically on the first day of each October for a 12 month term unless the
Sub-Advisor provides the Board of Directors with notice of termination of this commitment prior to the expiration of its then current term. This Agreement will automatically terminate if the Investment Advisory Agreement or Sub-Advisory
Agreement are terminated, with such termination effective upon the effective date of the Investment Advisory Agreement's or Sub-Advisory Agreement's
termination.

            6. IMPACT OF BREACH. In the event Sub-Advisor fails to make excess expense payments in accordance with Section 1 of this Agreement, the Advisor shall pay such excess expense payments from its own resources and shall deduct such excess expense payments from the Sub-Advisor's fee, as necessary.

            7. ASSIGNMENT. This Agreement and all rights and obligations hereunder may not be assigned without the written consent of the other party.

            8. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

            9. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Maryland without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the Investment Company Act of 1940, and the Investment Advisers
Act of 1940, and any rules and regulation promulgated thereunder.

                           [SIGNATURE PAGE TO FOLLOW]

                                                                  Exhibit (h)(6)

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested by their duly authorized officers, all on the day and year first above written.

TDAX FUNDS, INC.                                        XSHARES ADVISORS LLC
on behalf of
each of the Funds listed on Appendix A

By:   /s/ David M. Kelley                        By:    /s/ David W. Jaffin
      -------------------------------                   ------------------------
Name: David M. Kelley                            Name:  David W. Jaffin
      -------------------------------                   ------------------------
Title: President                                 Title: Chief Financial Officer
       ------------------------------                   ------------------------

AMERIVEST INVESTMENT MANAGEMENT, LLC

By:  /s/ William J. Vulpis
     -------------------------------

Name: William J. Vulpis
     -------------------------------
Title:   President

                                                                  Exhibit (h)(6)

                                   APPENDIX A

Fund                                                    Operating Expense Limit
----                                                    -----------------------

TDAX Independence 2010 Exchange-Traded Fund             .65%

TDAX Independence 2020 Exchange-Traded Fund             .65%

TDAX Independence 2030 Exchange-Traded Fund             .65%

TDAX Independence 2040 Exchange-Traded Fund             .65%

TDAX Independence In-Target Exchange-Traded Fund        .65%

                                                                  Exhibit (i)(1)

             [Letterhead of Paul, Hastings, Janofsky & Walker LLP]]

August 17, 2007

TDAX Funds, Inc.
420 Lexington Avenue, Suite 2550
New York, New York 10170

Ladies and Gentlemen:

We have acted as counsel to TDAX Funds, Inc., a Maryland corporation (the
"Company"), in connection with the Company's Registration Statement filed on
Form N-1A with the Securities and Exchange Commission (the "Registration
Statement") relating to the issuance by the Company of shares of common stock
(the "Shares") of the following series of the Company: TDAX Independence 2010
Exchange-Traded Fund, TDAX Independence 2020 Exchange-Traded Fund, TDAX
Independence 2030 Exchange-Traded Fund, TDAX Independence 2040 Exchange-Traded
Fund and TDAX Independence In-Target Exchange-Traded Fund (each a "Fund," and collectively, the "Funds").

In connection with this opinion, we have assumed the authenticity of all records, documents and instruments submitted to us as originals, the genuineness of all signatures, the legal capacity of natural persons and the conformity to the originals of all records, documents and instruments submitted to us as copies.

We have based our opinion upon our review of the following records, documents and instruments:

     (a)   the Company's Articles of Amendment and Restatement (the "Charter"),
           certified as of a recent date by the State Department of Assessments and Taxation of Maryland;

     (b)   the Amended and Restated Bylaws of the Company, certified to us by an officer of the Company as being true and complete on the date hereof;

     (c)   resolutions of the Company's Board of Directors adopted on July 24,
           2007 authorizing the establishment of each of the Funds and the issuance of the Shares, certified to us by an officer of the Company as being true and complete and in effect on the date hereof; and

     (d)   the Registration Statement.

We have relied without independent investigation upon the opinion dated the date hereof of Venable LLP, delivered to the Company with respect to the questions of law of the

TDAX Funds, Inc.
August 17, 2007

State of Maryland. We are not admitted to the practice of law in any jurisdiction but the State of New York and we do not hold ourselves out as experts in or express any opinion as to the laws of other states or jurisdictions except as to matters of federal law. Based on the foregoing and our examination of such questions of law as we have deemed necessary and appropriate for the purpose of this opinion, and assuming that (i) all of the
Shares will be issued and sold for consideration at their net asset value on the date of their issuance in accordance with statements in the Registration
Statement and in accordance with the Charter, (ii) all consideration for the
Shares will be actually received by the Company, and (iii) all applicable securities laws will be complied with, then it is our opinion that, when issued and sold by the Company, the Shares will be legally issued, fully paid and nonassessable by the Company.

This opinion is rendered to you in connection with the Registration Statement and is solely for your benefit. This opinion may not be relied upon by you for any other purpose or relied upon by any other person, firm, corporation or other entity for any purpose, without out prior written consent. We disclaim any obligation to advise you of any developments in areas covered by this opinion that occur after the date of this opinion.

We hereby consent to (i) the reference of our firm as Legal Counsel in the
Registration Statement and (ii) the filing of this opinion as an exhibit to the
Registration Statement.

Very truly yours,

/s/ PAUL, HASTINGS, JANOFSKY & WALKER LLP
-----------------------------------------
PAUL, HASTINGS, JANOFSKY & WALKER LLP

                                                                  Exhibit (i)(2)

                           [LETTERHEAD OF VENABLE LLP]

                                 August 17, 2007

TDAX Funds, Inc.
420 Lexington Avenue,
Suite 2550
New York, New York 10170

               Re:    Registration Statement on Form N-1A:
                      1933 Act File No.:  333-139872
                      1940 Act File No.:  811-22001

Ladies and Gentlemen:

               We have served as Maryland counsel to TDAX Funds, Inc., a
Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company (the
"Company"), in connection with certain matters of Maryland law arising out of the registration and issuance of an indefinite number of shares of common stock,
$.0001 par value per share (the "Common Stock"), of the Company in the following series (collectively, the "Shares"): (a) TDAX Independence 2010 Exchange-Traded
Fund; (b) TDAX Independence 2020 Exchange-Traded Fund; (c) TDAX Independence
2030 Exchange-Traded Fund; (d) TDAX Independence 2040 Exchange-Traded Fund; and
(e) TDAX Independence In-Target Exchange-Traded Fund, covered by the above-referenced Registration Statement, and all amendments thereto (the
"Registration Statement"), filed by the Company with the Securities and Exchange
Commission (the "Commission") under the Securities Act of 1933, as amended (the
"1933 Act"), and the 1940 Act.

               In connection with our representation of the Company, and as a basis for the opinion hereinafter set forth, we have examined originals, or copies certified or otherwise identified to our satisfaction, of the following documents (hereinafter collectively referred to as the "Documents"):

               1. The Registration Statement, substantially in the form
transmitted to the Commission under the 1933 Act and 1940 Act;

               2. The charter of the Company (the "Charter"), certified as of a recent date by the State Department of Assessments and Taxation of Maryland (the
"SDAT");

               3. The Bylaws of the Company, certified as of the date hereof by an officer of the Company;

TDAX Funds, Inc.
August 17, 2007

               4.  A certificate of the SDAT as to the good standing of the
Company, dated as of a recent date;

               5. Resolutions adopted by the Board of Directors of the Company
(the "Resolutions") relating to the authorization of the sale and issuance of the Shares at net asset value in a continuous public offering, certified as of the date hereof by an officer of the Company;

               6. A certificate executed by an officer of the Company, dated as of the date hereof; and

               7. Such other documents and matters as we have deemed necessary or appropriate to express the opinion set forth below, subject to the assumptions, limitations and qualifications stated herein.

               In expressing the opinion set forth below, we have assumed the following:

               1. Each individual executing any of the Documents, whether on behalf of such individual or any other person, is legally competent to do so.

               2. Each individual executing any of the Documents on behalf of a party (other than the Company) is duly authorized to do so.

               3. Each of the parties (other than the Company) executing any of the Documents has duly and validly executed and delivered each of the Documents to which such party is a signatory, and such party's obligations set forth therein are legal, valid and binding and are enforceable in accordance with all stated terms.

               4. All Documents submitted to us as originals are authentic. The form and content of all Documents submitted to us as unexecuted drafts do not differ in any respect relevant to this opinion from the form and content of such
Documents as executed and delivered. All Documents submitted to us as certified or photostatic copies conform to the original documents. All signatures on all such Documents are genuine. All public records reviewed or relied upon by us or on our behalf are true and complete. All representations, warranties, statements and information contained in the Documents are true and complete. There has been no oral or written modification of or amendment to any of the Documents, and there has been no

TDAX Funds, Inc.
August 17, 2007

waiver of any provision of any of the Documents, by action or omission of the parties or otherwise.

               5. Upon any issuance of the Shares, the total number of shares of each series of Common Stock issued and outstanding will not exceed the total number of shares of Common Stock of such series that the Company is then authorized to issue under the Charter.

               Based upon the foregoing, and subject to the assumptions,
limitations and qualifications stated herein, it is our opinion that:

               1. The Company is a corporation duly incorporated and existing under and by virtue of the laws of the State of Maryland and is in good standing with the SDAT.

               2. The issuance of the Shares has been duly authorized and, when and if issued and delivered against payment of net asset value therefor in accordance with the Resolutions and the Registration Statement, the Shares will be validly issued, fully paid and nonassessable.

               The foregoing opinion is limited to the substantive laws of the
State of Maryland and we do not express any opinion herein concerning any other law. We express no opinion as to compliance with federal or state securities laws, including the securities laws of the State of Maryland, or the 1940 Act.

               The opinion expressed herein is limited to the matters
specifically set forth herein and no other opinion shall be inferred beyond the matters expressly stated. We assume no obligation to supplement this opinion if any applicable law changes after the date hereof or if we become aware of any fact that might change the opinion expressed herein after the date hereof.

               This opinion is being furnished to you for submission to the
Commission as an exhibit to the Registration Statement. We hereby consent to the filing of this opinion as an exhibit to the Registration Statement. In giving this consent, we do not admit that we are within the category of persons whose consent is required by Section 7 of the 1933 Act.

                                         Very truly yours,
                                         /s/ Venable LLP

                                                                     Exhibit (j)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We  consent  to the  reference  to  our  firm  under  the  caption  "Independent
Registered  Public  Accounting  Firm" and to the  inclusion in the  Statement of
Additional Information  constituting part of this Pre-effective  Amendment No. 2 to the  registration  statement on Form N-1A (the  "Registration  Statement") of
TDAX Funds, Inc. of our report dated August 10, 2007, relating to the statements of assets and liabilities of TDAX Funds,  Inc.  consisting of TDAX  Independence
2010  Exchange-Traded  Fund, TDAX Independence 2020  Exchange-Traded  Fund, TDAX
Independence 2030  Exchange-Traded  Fund, TDAX Independence 2040 Exchange-Traded
Fund,  and TDAX  Independence  In-Target  Exchange-Traded  Fund, as of August 6,
2007, which is also included in the Registration Statement.

/s/ Eisner LLP

New York, New York
August 10, 2007

                                                                     Exhibit (l)

                          The Depository Trust Company
           A subsidiary of The Depository Trust & Clearing Corporation

                    BLANKET ISSUER LETTER OF REPRESENTATIONS
                           [To be Completed by Issuer]

                                [Name of Issuer]

                                                                 [Date]

[For Municipal Issues:

Underwriting Department--Eligibility; 50th Floor]

[For Corporate Issues:

General Counsel's Office; 49th Floor]

The Depository Trust Company
55 Water Street
New York, NY 10041-0099

Ladies and Gentlemen:

This letter sets forth our understanding with respect to all issues (the
"Securities") that Issuer shall request be made eligible for deposit by The
Depository Trust Company ("DTC").

To induce DTC to accept the Securities as eligible for deposit at DTC, and to act in accordance with DTC's Rules with respect to the Securities, Issuer represents to DTC that Issuer will comply with the requirements stated in DTC's
Operational Arrangements, as they may be amended from time to time.

Note:                                                     Very truly yours,
---
Schedule A contains statements
that DTC believes accu-rately
describe DTC, the method of
effecting book-entry transfers
of securities distributed
through DTC, and certain
related matters.                                                       (Issuer)

                                           By:
Received and Accepted:                                    (Authorized Officer's
THE DEPOSITORY TRUST COMPANY                                   Signature)

                                                              (Print Name)

By:
                                                          (Street Address)

[LOGO OMITTED]                             (City) (State)  (Country)  (Zip Code)

                                                 (          )
                                                                  (Phone Number)

                                                                (E-mail Address)

--------------------------------------------------------------------------------

                                                                      SCHEDULE A

                                   (To Blanket Issuer Letter of Representations)

                        SAMPLE OFFERING DOCUMENT LANGUAGE
                       DESCRIBING BOOK-ENTRY-ONLY ISSUANCE
                       -----------------------------------

 (Prepared by DTC--bracketed material may be applicable only to certain issues)

1. The Depository Trust Company ("DTC"), New York, NY, will act as securities depository for the securities (the "Securities"). The Securities will be issued as fully-registered securities registered in the name of Cede & Co. (DTC's partnership nominee) or such other name as may be requested by an author-ized representative of DTC. One fully-registered Security certificate will be issued for [each issue of] the Securities, [each] in the aggregate principal amount of such issue,and will be deposited with DTC. [If, however, the aggregate principal amount of [any] issue exceeds $500 million, one certificate will be issued with respect to each $500 million of principal amount, and an additional certificate will be issued with respect to any remaining principal amount of such issue.]

2. DTC, the world's largest securities depository, is a limited-purpose trust company organized under the New York Banking Law, a "banking organization"
within the meaning of the New York Banking Law, a member of the Federal Reserve
System, a "clearing corporation" within the meaning of the New York Uniform
Commercial Code, and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934. DTC holds and provides asset servicing for over 2.2 million issues of U.S. and non-U.S. equity issues, corporate and municipal debt issues, and money market instruments from over 100 countries that DTC's participants ("Direct Participants") deposit with DTC. DTC also facilitates the post-trade settlement among Direct Participants of sales and other securities transactions in deposited securities, through electronic computerized book-entry transfers and pledges between Direct Participants'
accounts. This eliminates the need for physical movement of securities certificates. Direct Participants include both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, clear-ing corporations, and certain other organizations. DTC is a wholly-owned subsidiary of The Depository Trust &
Clearing Corporation ("DTCC"). DTCC, in turn, is owned by a number of Direct
Participants of DTC and Members of the National Securities Clearing Corporation,
Fixed Income Clearing Corporation and Emerging Markets Clearing Corporation
(NSCC, FICC, and EMCC, also subsidiaries of DTCC), as well as by the New York
Stock Exchange, Inc., the American Stock Exchange LLC, and the National
Association of Securities Dealers, Inc. Access to the DTC system is also available to others such as both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, and clearing corporations that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly ("Indirect Participants"). DTC has Standard & Poor's highest rating:
AAA. The DTC Rules applicable to its Participants are on file with the
Securities and Exchange Commission. More information about DTC can be found at
www.dtcc.com and www.dtc.org.

3. Purchases of Securities under the DTC system must be made by or through
Direct Participants, which will receive a credit for the Securities on DTC's records. The ownership interest of each actual pur-chaser of each Security
("Beneficial Owner")is in turn to be recorded on the Direct and Indirect
Participants' records. Beneficial Owners will not receive written confirmation from DTC of their purchase. Beneficial Owners are, however, expected to receive written confirmations providing details of the transac-tion, as well as periodic statements of their holdings, from the Direct or Indirect Participant through which the Beneficial Owner entered into the transaction. Transfers of ownership interests in the Securities are to be accomplished by entries made on the books of Direct and Indirect Participants acting on behalf of Beneficial Owners.
Beneficial Owners will not receive certificates representing their ownership interests in Securities, except in the event that use of the book-entry system for the Securities is discontinued.

4. To facilitate subsequent transfers, all Securities deposited by Direct
Participants with DTC are registered in the name of DTC's partnership nominee,
Cede & Co., or such other name as may be requested by an authorized representative of DTC. The deposit of

Securities with DTC and their registration in the name of Cede & Co. or such other DTC nominee do not effect any change in beneficial ownership. DTC has no knowledge of the actual Beneficial Owners of the Securities; DTC's records reflect only the identity

--------------------------------------------------------------------------------

of the Direct Participants to whose accounts such Securities are credited, which may or may not be the Beneficial Owners. The Direct and Indirect Participants
will remain responsible for keeping account of their holdings on behalf of their customers.

5. Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and
Indirect Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory require-ments as may be in effect from time to time. [Beneficial Owners of Securities may wish to take certain steps to augment the transmission to them of notices of significant events with respect to the Securities, such as redemptions, tenders, defaults, and proposed amendments to the Security documents. For exam-ple, Beneficial
Owners of Securities may wish to ascertain that the nominee holding the
Securities for their benefit has agreed to obtain and transmit notices to
Beneficial Owners. In the alternative, Beneficial Owners may wish to provide their names and addresses to the registrar and request that copies of notices be provided directly to them.]

[6. Redemption notices shall be sent to DTC. If less than all of the Securities within an issue are being redeemed, DTC's practice is to determine by lot the amount of the interest of each Direct Participant in such issue to be redeemed.]

7. Neither DTC nor Cede & Co. (nor any other DTC nominee) will consent or vote with respect to Securities unless authorized by a Direct Participant in accordance with DTC's Procedures. Under its usual procedures, DTC mails an
Omnibus Proxy to Issuer as soon as possible after the record date. The Omnibus
Proxy assigns Cede & Co.'s consenting or voting rights to those Direct
Participants to whose accounts Securities are credited on the record date
(identified in a listing attached to the Omnibus Proxy).

8. Redemption proceeds, distributions, and dividend payments on the Securities will be made to Cede & Co., or such other nominee as may be requested by an authorized representative of DTC. DTC's prac-tice is to credit Direct
Participants' accounts upon DTC's receipt of funds and corresponding detail infor-mation from Issuer or Agent, on payable date in accordance with their respective holdings shown on DTC's records. Payments by Participants to
Beneficial Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in "street name," and will be the responsibility of such Participant and not of DTC, Agent, or Issuer, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of redemption proceeds, distributions, and dividend payments to Cede & Co. (or such other nominee as may be requested by an authorized representative of DTC) is the responsibility of Issuer or Agent, dis-bursement of such payments to Direct
Participants will be the responsibility of DTC, and disbursement of such payments to the Beneficial Owners will be the responsibility of Direct and
Indirect Participants.

[9. A Beneficial Owner shall give notice to elect to have its Securities purchased or tendered, through its Participant, to [Tender/Remarketing] Agent, and shall effect delivery of such Securities by causing the Direct Participant to transfer the Participant's interest in the Securities, on DTC's records, to
[Tender/Remarketing] Agent. The requirement for physical delivery of Securities in connection with an optional tender or a mandatory purchase will be deemed satisfied when the ownership rights in the Securities are transferred by Direct
Participants on DTC's records and followed by a book-entry credit of tendered
Securities to [Tender/Remarketing] Agent's DTC account.]

10. DTC may discontinue providing its services as depository with respect to the
Securities at any time by giving reasonable notice to Issuer or Agent. Under such circumstances, in the event that a successor depository is not obtained,
Security certificates are required to be printed and delivered.

11. Issuer may decide to discontinue use of the system of book-entry-only transfers through DTC (or a successor securities depository). In that event,
Security certificates will be printed and delivered to DTC.

12. The information in this section concerning DTC and DTC's book-entry system has been obtained from sources that Issuer believes to be reliable, but Issuer takes no responsibility for the accuracy thereof.

--------------------------------------------------------------------------------

                                                                  Exhibit (p)(1)

                                TDAX FUNDS, INC.

                                 CODE OF ETHICS
                                 --------------

                         Adopted Pursuant to Rule 17j-1

I.       Introduction

         The Board of Directors (the "Board") of TDAX Funds, Inc. (the
"Company"), in accordance with Rule 17j-1 under the Investment Company Act of
1940, as amended (the "1940 Act"), has approved and adopted this Code of Ethics
(the "Code") and has determined that this Code is reasonably designed to prevent
Access Persons, as defined herein, from engaging in conduct prohibited by Rule
17j-1. This Code also sets forth the general fiduciary principles to which all of the Company's Access Persons are subject and establishes reporting requirements for Access Persons. Certain capitalized terms used in this Code and not defined in the text herein, such as "Access Persons," are defined in
Appendix A.

         A. About the Company and the Advisor

         The Company is a registered investment company that consists of multiple investment portfolios of exchange-traded funds, each of which is hereinafter referred to as a "Fund." XShares Advisors LLC (the "Advisor") is the
investment adviser for the Funds. Amerivest Investment Management, LLC and BNY
Investment Advisors act as investment sub-advisors to the Funds (each, a
"Sub-Advisor," and collectively, the "Sub-Advisors"). In managing the Funds, the
Advisor employs a passive, or indexing, strategy which seeks to replicate, for each Fund's investment portfolio, the composition of each Fund's benchmark index
(the "Underlying Index"). A third party that is unaffiliated with the Advisor, the Sub-Advisors, or the Company, Zacks Investment Research, is the creator of each of the Underlying Indexes ("Zacks" or the "Index Creator"). In addition,
Zacks maintains the composition of each Underlying Index. As the index administrator, Zacks alone decides the component securities in each Underlying
Index and typically reconstitutes each Underlying Index only quarterly. In adopting this Code, the Board took into consideration all of these facts.

         B. Who is covered by the Code

         This Code applies to all Access Persons of the Company, which includes all Directors of the Company (both Interested Directors and Independent
Directors), and all officers of the Company. However, certain of the reporting requirements set forth in Section III do not apply to persons who are subject to the code of ethics adopted by the Advisor or the Sub-Advisors ("Advisor Access
Persons"). Instead, those individuals (principally, the Company's Interested
Directors and those officers of the Company that are also affiliated with the
Advisor or Sub-Advisors) will be subject to the reporting requirements established in the Advisor's or Sub-Advisors code of ethics.

II.      Statement of General Fiduciary Principles

         The Company requires that its Directors, officers and Access Persons conduct their personal investment activities in accordance with the following general fiduciary principles:

         o    the duty at all times to place the interests of the Company's shareholders first;

         o    the requirement that all personal securities transactions must be conducted consistent with this Code and in such a manner as to avoid any actual or potential conflict of interest or any abuse of an individual's position of trust and responsibility; and

         o    the fundamental standard that Company personnel should not take inappropriate advantage of their positions.

           In view of the foregoing, the provisions of Section 17(j) of the 1940
  Act, the Securities and Exchange Commission's (the "SEC") 1940 Act Release No.
  23958 "Personal Investment Activities of Investment Company Personnel" (August
  24, 1999), the "Report of the Advisory Group on Personal Investing" issued by the Investment Company Institute on May 9, 1994, the SEC's September 1994
  Report on "Personal Investment Activities of Investment Company Personnel,"
  and the SEC's 1940 Act Release No. 26492 "Investment Adviser Code of Ethics"
  (August 31, 2004), the Company has determined to adopt this Code to specify a code of conduct for certain types of personal securities transactions which might involve conflicts of interest or an appearance of impropriety and to establish reporting requirements and enforcement procedures.

III.     Restrictions on Personal Investing Activities

         A. General Policy

         No Access Person shall, in connection with the direct or indirect purchase or sale of a Security "held or to be acquired" by a Fund:

         o    employ any device, scheme or artifice to defraud the Funds;

         o    make any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in light of the circumstances under which they are made, not misleading;

         o    engage in any act, practice or course of business that operates or would operate as a fraud or deceit upon the Funds; or

         o    engage in any manipulative practice with respect to the Funds.

                                      -2-

         B. Prohibition Against Insider Trading

         Access Persons and the members of their Family/Household are prohibited from engaging in, or helping others engage in, insider trading. Generally, the
"insider trading" doctrine under U.S. federal securities laws prohibits any person (including investment advisers) from knowingly or recklessly breaching a duty owed by that person by:

              (1)  trading while in possession of material, nonpublic
                   information;

              (2)  communicating ("tipping") such information to others;

              (3)  recommending the purchase or sale of securities on the basis of such information; or

              (4)  providing substantial assistance to someone who is engaged in any of the above activities.

         This means that Access Persons and members of their Family/Household may not trade with respect to a particular security or issuer at a time when that person knows or should know that he or she is in possession of material nonpublic information about the issuer or security. Information is considered
"material" if there is a substantial likelihood that a reasonable investor would consider it important in making his or her investment decisions, or if it could reasonably be expected to affect the price of a company's securities. Material information can also relate to events or circumstances affecting the market for a company's securities such as information about an expected government ruling or regulation that can affect the business of a company in which a Fund invests.
Information is considered nonpublic until such time as it has been disseminated in a manner making it available to investors generally (e.g., through national business and financial news wire services).

         C. Pre-clearance of Investments in IPOs or Limited Offerings

         Access Persons who also meet the definition of Investment Personnel may not directly or indirectly acquire Beneficial Ownership in any Securities in an
IPO or Limited Offering without obtaining, in advance of the transaction, clearance from the Advisor's Chief Compliance Officer ("CCO"). In order to obtain pre-clearance, a person meeting the definition of Investment Personnel must complete and submit to the CCO a Personal Trade Request Form (a "PTR")
which is included as Appendix B. The CCO must review each request for approval and record the decision regarding the request. If pre-clearance is obtained, the approval is valid for the day on which it is granted and the immediately following business day. The CCO may revoke a pre-clearance any time after it is granted and before the transaction is executed.

         No pre-clearance will be given to an Access Person to purchase or sell any IPO or Limited Offering of an issuer on a day when the security is "being considered for purchase or sale" by a Fund.

                                      -3-

         D. Restrictions on Personal Securities Transactions by Access Persons
            other than Independent Directors and Advisor Access Persons
            ("Company-Only Access Persons")

         Each Company-Only Access Person shall direct his or her broker to supply to the CCO, on a timely basis, duplicate copies of confirmations of all
Securities transactions, other than for Exempt Securities, in which the person has, or by reason of such transaction acquires, any direct or indirect
Beneficial Ownership and copies of periodic statements for all securities accounts.

              (1)  Pre-clearance

         Company-Only Access Persons may not buy or sell Securities, other than
Exempt Securities for any account in which he or she has any direct or indirect
Beneficial Ownership, unless such person obtains, in advance of the transaction, clearance for that transaction from the Company's CCO or his designee.

         In order to obtain pre-clearance, a Company-Only Access Person must complete and submit to the CCO a PTR. If the transaction is approved by the CCO, that approval is valid for the day on which it is granted and the immediately following business day. The CCO may revoke a pre-clearance any time after it is granted and before the transaction is executed. No pre-clearance will be given to a Company-Only Access Person to purchase or sell any security of an issuer on a day when that security is "being considered for purchase or sale" by the Fund.

              (2)  Prohibition on Short-Term Trading

         Company-Only Access Persons may not purchase and sell, or sell and purchase, within any period of 30 calendar days, a Security, other than an
Exempt Security, held by a Fund. If any such transactions occur, the Company will require any profits from the transactions to be disgorged for donation by the Company to charity. In applying the 30 calendar day holding period, the
Company will apply the "last-in, first-out" methodology.

              (3)  Prohibition on Short Sales and Similar Transactions.

         Company-Only Access Persons may not purchase a put option or sell a call option, sell short or otherwise take a short position, either directly or through any Beneficial Ownership, in any Security held by any Fund.

         E. Restrictions on Personal Securities Transactions by Access Persons
            who are Independent Directors

         The Company recognizes that Independent Directors do not have on-going, day-to-day involvement with the operations of the Company and are not involved in decisions regarding Fund portfolio transactions. In addition, it is the practice of the Company to give information about Securities purchased or sold by each Fund, or considered for purchase and sale by each Fund, to Independent
Directors in materials circulated more than 15 days after such Securities are purchased or sold by a Fund or are considered for purchase or sale by a Fund.

                                      -4-

         Accordingly, the Company believes that less stringent controls are appropriate for Independent Directors, as follows:

              1.   The Securities pre-clearance requirement contained in
                   paragraph III.D.l. and the short-term trading and short sale restrictions in paragraph III.D.2 and III.D. 3 above shall only apply to an Independent Director if he or she knew or, in the ordinary course of fulfilling his or her official
                   duties as a director, should have known, that at the time of his or her transaction in a Security (other than an Exempt
                   Security) or during the 15-day period before that
                   transaction, that the Security was also purchased or sold by a Fund or considered for the purchase or sale by a Fund.

              2.   If the pre-clearance provisions of the preceding paragraph apply, no pre-clearance will be given to an Independent
                   Director to purchase or sell any Security (1) if the Security is included in, or has been removed from an Underlying Index, until such time as the applicable Fund completes the
                   reconstitution of its portfolio to replicate that Security's weighting in the Underlying Index, or (2) when the CCO has been advised by the Advisor that the same Security is being considered for purchase or sale for a Fund.

IV. Reporting Requirements and Procedures

         In order to provide the Company with information to enable it to determine with reasonable assurance whether the provisions of this Code are being observed by its Access Persons, the following reporting requirements regarding personal securities transactions apply.

         A. Reporting Requirements for Company-Only Access Persons

              (1)  Initial and Annual Holdings Reports: Within ten days after a person becomes a Company-Only Access Person, and annually
                   thereafter, such person shall submit to the CCO a completed
                   Initial/Annual Holdings Report substantially in the form
                   attached hereto as Appendix C. Each holdings report must
                   contain, at a minimum, (a) the title and type of Security, and, as applicable, the exchange ticker symbol or CUSIP
                   number, number of shares and principal amount of each
                   Security (other than an Exempt Security) in which the person has any direct or indirect beneficial ownership; (b) the name of any broker, dealer or bank with whom the person maintains an account in which any Securities other than Exempt
                   Securities are held for the person's direct or indirect
                   benefit; and (c) the date the person submits the report. The
                   Initial Holdings Report must be current as of a date no more than 45 days prior to the date the person became a
                   Company-Only Access Person and the Annual Holdings Report
                   shall be submitted no later than January 31 and must be
                   current as of a date no more than 45 days prior to the date the report is submitted.

              (2)  Quarterly Report: Each Company-Only Access Person shall submit reports substantially in the form attached hereto as
                   Appendix D to the

                                      -5-

                   CCO, showing all transactions in Securities (other than
                   Exempt Securities) in which the person has, or by reason of such transaction acquires, any direct or indirect beneficial ownership, as well as all accounts established with brokers, dealers or banks during the quarter in which any Securities, other than Exempt Securities, were held for the direct or
                   indirect beneficial interest of the person. Such reports
                   shall be filed no later than 30 days after the end of each calendar quarter. A Company-Only Access Person need not make a quarterly transaction report under this paragraph if all of the information required by this paragraph is contained in the brokerage confirmations or account statements required to be submitted under III.D above. The Report must include the date on which such report was submitted to the CCO.

         B. Reporting Requirements for Independent Directors

         An Independent Director need not make an initial or annual holdings report described in paragraph IV.A.1 above and shall only be required to submit the quarterly report required under paragraph IV.A.2 for a transaction in a Security (other than an Exempt Security) where he or she knew (or should have known) at the time of the transaction or, in the ordinary course of fulfilling his or her official duties as a director, should have known that during the 15-day period immediately preceding or after the date of the transaction, such Security is or was purchased or sold, or considered for purchase or sale, by a Fund.

V. Administration of the Code

         A. The CCO's Duties and Responsibilities

              (1)  The CCO shall promptly provide all persons covered by this
                   Code with a copy of the Code. In addition, all persons
                   covered by this Code must complete the Acknowledgment
                   included as Appendix E within ten days of becoming subject to this Code and must submit an Acknowledgment to the CCO by
                   January 31 each year thereafter;

              (2)  The CCO shall identify all Access Persons and all
                   Company-Only Access Persons and inform them of their
                   reporting obligations promptly;

              (3)  In determining whether to approve a PTR, the CCO will determine, in good faith, whether the Access Person or
                   Company-Only Access Person knew, or should have known, that a
                   Fund had engaged in a transaction involving, or was
                   contemplating a transaction involving, such a Security with
                   15 days of the PTR. The CCO must maintain a record of any
                   decision relating to pre-clearance requests, and the reasons supporting the decision, for at least five years after the end of the fiscal year in which the approval is granted;

              (4)  The CCO will, on a quarterly basis, compare all reported personal securities transactions with the Funds' completed portfolio transactions during the quarter to determine
                   whether a Code violation may have

                                      -6-

                   occurred. The CCO may request additional information or take any other appropriate measure that he or she decides is
                   necessary to aid in this determination;

              (5)  If the CCO finds that a Code violation may have occurred, the
                   CCO must report the possible violation to the Board;

              (6)  The CCO will submit his or her own reports (as required) to an alternate compliance officer who will fulfill the duties of the CCO with respect to such reports; and

              (7)  At least annually, the CCO must furnish to the Board, and the
                   Board must consider, a written report that describes any
                   issues arising under the Code since the previous report,
                   including, but not limited to, information about material
                   violations of the Code and sanctions imposed in response to the material violations; and certifies that the Code contains policies and procedures reasonably designed to prevent Access
                   Persons from violating the Code.

         B. The Board's Duties and Responsibilities

              (1)  The Board must approve this Code and the code of ethics of the Advisor and the Sub-Advisors before initially retaining their services;

              (2)  The Board must approve all material changes to this Code and the code of ethics of the Advisor and the Sub-Advisors no
                   later than six months after adoption of the material change;
                   and

              (3)  The Board will determine, in its sole discretion, whether a person has violated the Code. If it is determined that a
                   person violated the Code, the Board shall determine the
                   appropriate disciplinary action to be taken and sanctions to be imposed.

         C. The Advisor's and Sub-Advisors' Duties and Responsibilities

              (1)  The Advisor and Sub-Advisor shall submit to the Board a copy of its code of ethics adopted pursuant to Rule 17j-1;

              (2)  The Advisor and Sub-Advisor shall report to the Board in writing any material change to their code of ethics within six months of its adoption; and

              (3)  At least annually, the Advisor and Sub-Advisor shall furnish to the Board, and the Board shall consider, a written report that describes any issues arising under their respective code of ethics since the previous report, including, but not
                   limited to, information about material violations of the code of ethics or procedures and sanctions imposed in response to the material violations; and certifies that the Advisor and
                   Sub-Advisors

                                      -7-

                   have adopted procedures reasonably necessary to prevent its
                   Access Persons from violating the code of ethics.

VI. Recordkeeping

         The Company will maintain records as set forth below. These records will be maintained in accordance with Rule 17j-1 under the 1940 Act and the following requirements. They will be available for examination by representatives of the Securities and Exchange Commission (the "SEC") and other regulatory agencies.

         A. A copy of this Code and any other code adopted by the Company which is, or at any time within the past five years has been, in effect will be preserved in an easily accessible place.

         B. A record of any Code violation and of any action taken as a result of the violation will be preserved in an easily accessible place for a period of at least five years following the end of the fiscal year in which the violation occurred.

         C. A copy of each report submitted by an Access Person under this Code will be preserved for a period of at least five years from the end of the fiscal year in which the report is made or the information is provided, for the first two years in an easily accessible place.

         D. A record of all persons, currently or within the past five years, who are or were required to submit reports under this Code, and a list of those who are or were responsible for reviewing these reports, will be maintained in an easily accessible place.

         E. A copy of each annual issues report and accompanying certification, as required by this Code, must be maintained for at least five years from the end of the fiscal year in which it is made, for the first two years in any easily accessible place.

VII. Miscellaneous

         A. Confidentiality. The Company will endeavor to maintain the confidentiality of all PTRs and any other information filed pursuant to this Code. Such reports and related information, however, may be produced to the SEC and other regulatory agencies.

         B. The "should have known" standard. For purposes of this Code, the
            "should have known" standard does not:

            o  imply a duty of inquiry;

            o  presume that the individual should have deduced or extrapolated from discussions or memoranda dealing with a Fund's investment strategies; or

                                      -8-

            o  impute knowledge from the individual's awareness of a Fund's portfolio holdings, market considerations, benchmark index, or investment policies, objectives and restrictions.

Adopted: July 24, 2007

                                      -9-

                                                                  Exhibit (p)(1)

                                   APPENDIX A

                                   Definitions
                                   -----------

         The definitions and terms used in this Code are intended to mean the same as they do under the 1940 Act and the other federal securities laws. If a definition hereunder conflicts with the definition in the 1940 Act or other federal securities laws, or if a term used in this Code is not defined, the definitions and meanings in the 1940 Act or other federal securities laws, as applicable, should be followed.

Access Person means: (i) the Company's directors and officers; (ii) any Advisor
Access Person; (iii) any other any employee of the Company who, in connection with his or her regular functions or duties, makes, participates in, or obtains information regarding, the purchase or sale of a Security by the Company, or whose functions relate to the making of any recommendations with respect to such purchases or sales; (iv) any natural person in a control relationship to the
Company who obtains information concerning recommendations made to the Company with regard to the purchase or sale of Securities; and (v) any director, officer or general partner of the principal underwriter who, in the ordinary course of business, makes, participates in or obtains information regarding, the purchase or sale of Securities by the Company, or whose functions or duties in the ordinary course of business relate to the making of any recommendation to the
Company regarding the purchase or sale of Securities. Access Persons include:

                  (a) a member of an Access Person's immediate family (spouse, domestic partner, child or parents) who lives in an Access
                  Person's household (including children who are temporarily living outside of the household for school, military service or other similar situation);

                  (b) a relative of the person who lives in an Access Person's household and over whose purchases, sales, or other trading activities an Access Person directly or indirectly exercises influence;

                  (c) a relative whose financial affairs an Access Person
                  "controls," whether by contract, arrangement, understanding or by convention (such as a relative he or she traditionally
                  advises with regard to investment choices, invests for or
                  otherwise assists financially);

                  (d) an investment account over which an Access Person has
                  investment control or discretion;

                  (e) a trust or other arrangement that names an Access Person as a beneficiary; and

                  (f) a non-public entity (partnership, corporation or
                  otherwise) of which an Access Person is a director, officer, partner or employee, or in which he owns 10% or more of any class of voting securities, a "controlling" interest as
                  generally defined by securities laws, or over which he
                  exercises effective control.

                                      A-1

         Advisor Access Person means a person who meets the definition of Access
Person with respect to the Advisor or the Sub-Advisors.

         Automatic Investment Plan means a program in which regular periodic purchases (or withdrawals) are made automatically in (or from) investment accounts in accordance with a predetermined schedule and allocation. An
Automatic Investment Plan includes a dividend reinvestment plan. However, any transaction that overrides the pre-set schedule or allocations of the automatic investment plan is not under the Automatic Investment Plan.

         Beneficial Ownership or Beneficially Owns means the same as it does under Section 16 of the Securities Exchange Act of 1934 and Rule 16a-1(a)(2)
thereunder. A person is the "beneficial owner" of any securities in which he or she has a direct or indirect pecuniary (monetary) interest.

         Control means the power to exercise a controlling influence over the management or policies of a Fund, unless such power is solely the result of an official position with such Fund. Any person who owns beneficially, either directly or through one or more controlled companies, more than 25 per centum of the voting securities of a Fund shall be presumed to control such Fund. Any person who does not so own more than 25 per centum of the voting securities of any Fund shall be presumed not to control such Fund. A natural person shall be presumed not to be a controlled person within the meaning of this title. Any such presumption may be rebutted by evidence, but except as otherwise provided in accordance with applicable law, shall continue until a determination to the contrary made by the SEC by order either on its own motion or on application by an interested person.

         Exempt Security means: (i) direct obligations of the U.S. Government
(or any other "government security" as that term is defined in the 1940 Act), bankers' acceptances, bank certificates of deposit, commercial paper and
High-Quality Short-Term Debt Instruments, including repurchase agreements, and shares of registered open-end investment companies, other than exchange traded funds, (ii) securities purchased or sold in any account over which the Access
Person has no direct or indirect influence or control, (iii) securities purchased or sold in a transaction that is non-volitional on the part of either the Access Person or a Company, including mergers, recapitalizations or similar transactions, and (iv) securities acquired as a part of an Automatic Investment
Plan.

         Family/Household means a member of such person's immediate family
(spouse, domestic partner, child or parents) who lives in the person's household
(including children who are temporarily living outside of the household for school, military service or other similar situation), and a relative of the person who lives in such person's household.

         High Quality Short-Term Debt Instrument means any instrument that has a maturity at issuance of less than 366 days and that is rated in one of the two highest rating categories by a nationally recognized statistical rating organization (e.g., Moody's Investors Service).

         Independent Director means a Director of the Company who is not an
"interested person" of the Company within the meaning of Section 2(a)(19) of the
1940 Act.

                                      A-2

         IPO (i.e., initial public offering) means an offering of securities registered under the Securities Act of 1933 the issuer of which, immediately before the registration, was not subject to the reporting requirements of
Sections 13 or 15(d) of the Securities Exchange Act of 1934.

         Interested Director means a Director of the Company who is an
"interested person" of the Company within the meaning of Section 2(a)(19) of the
1940 Act.

         Investment Personnel means (i) any employee of the Company or the
Advisor (or of any company in a control relationship to the Company or the
Advisor) who, in connection with his or her regular functions or duties, makes or participates in making recommendations regarding the purchase or sale of
Securities by the Company, (ii) any natural person who controls the Company or the Advisor and who obtains information concerning recommendations made to the
Company regarding the purchase or sale of Securities by that Company.

         Limited Offering means an offering that is exempt from registration under the Securities Act of 1933 pursuant to Section 4(2), Section 4(6), Rule
504, Rule 505 or Rule 506 (e.g., private placements).

         Purchase or sale of a security includes, among other things, the writing of an option to purchase or sell a security.

         Security or Securities means any note, stock, treasury stock, security future, bond, debenture, evidence of indebtedness, certificate of interest or participation in any profit-sharing agreement, collateral-trust certificate, preorganization certificate or subscription, transferable share, investment contract, voting-trust certificate, certificate of deposit for a security, fractional undivided interest in oil, gas, or other mineral rights, any put, call, straddle, option, or privilege on any security (including a certificate of deposit) or on any group or index of securities (including any interest therein or based on the value thereof), or any put, call, straddle, option, or privilege entered into on a national securities exchange relating to foreign currency, or, in general, any interest or instrument commonly known as a "security," or any certificate of interest or participation in, temporary or interim certificate for, receipt for, guarantee of, or warrant or right to subscribe to or purchase any of the foregoing.

         A Security held or to be acquired by a Fund means: (i) any security that within the most recent 15 days is or has been held by the Fund or is being or has been considered by the Advisor for purchase by the Fund and (ii) any option to purchase or sell, and any security convertible into or exchangeable for, a security.

                                      A-3

                                                                  Exhibit (p)(1)

                                   APPENDIX B

                        Personal Trade Request Form (PTR)
                        ---------------------------------

         The following form must be completed by you in order to request pre-clearance of a personal securities transaction that requires pre-clearance under the Code of Ethics of either HealthShares(TM), Inc., TDAX Funds, Inc. or
XShares Advisors LLC. By signing below, you certify that you are not aware of any trades for any Funds in this Security over the past 15 days and that you are also not aware that the Advisor is planning on engaging in a trade involving this Security over the next 15 days. You further certify that you do not have any confidential or inside information relating to the issuer of this Security.
This Form must be submitted to the appropriate Company firm's Chief Compliance
Officer. You may not complete this trade until you receive approval from the
Chief Compliance Officer. If approved, the approval is good for the day it is given and the following business day. If your trade is not completed within that time, you must submit a new request.

Name: __________________

Social Security Number: _____________

Investment Information
Issuer and ticker symbol: _____________________

Nature of Equity Investments (please circle):

                  Common Stock      Preferred Stock

                  Number of Shares:  __________

Nature of Fixed Income Investments:

                  Describe instrument: __________

                  Principal amount of trade:  __________

Transaction Information
Transaction Type (please circle):

         Purchase        Sale       Short Sale

Estimated Trade Date:
                      ----------------------
Estimated Price:
                 ---------------------------
Broker/Dealer:
               -----------------------------
Is the proposed investment an IPO?                           Y       N
Is the proposed investment a Limited Offering?               Y       N

                  Signature:_____________________

                  Date:_______________________

                                      B-1

                                               Chief Compliance Officer Action

                                               Approved:________________

                                               Not Approved:_____________

                                      B-2

                                                                  Exhibit (p)(1)

                                   APPENDIX C

                       Initial and Annual Holdings Reports
                       -----------------------------------

To: The Chief Compliance Officer

HealthShares(TM), Inc
TDAX Funds, Inc.
XShares Advisors LLC

         As of _____________, a date within 45 calendar days of this submission,
I had direct or indirect beneficial ownership interest in the Securities listed below which are required to be reported pursuant to the Code of Ethics of
HealthShares(TM), Inc., TDAX Funds, Inc. or XShares Advisors LLC.

Name of Reporting Person:

If Initial Report, Date Person Became Subject to the Code:

Information in Report Dated as of:

Date Report Submitted:

Securities Holdings:

Check here if, in lieu of completing the chart below, you have attached all of your most recent investment account statements:_______, Number of statements attached:__________

                                                              Principal Amount,
                                                              Maturity Date and
                       Ticker Symbol                          Interest Rate (if
 Title of Security     or CUSIP           Number of Shares    applicable)
-------------------    ----------------   ------------------  ------------------

         The name of all brokers, dealers or banks with whom I maintain an account in which my securities are held for my direct or indirect benefit are as follows

          Name of Broker, Dealer or Bank      Name(s) on and Type of Account
          ------------------------------      ---------------------------------

                                      C-1

         I certify that I have included on this report all securities holdings and accounts required to be reported pursuant to the Code of Ethics and that the information contained herein is accurate an complete.

   Signature:__________________                     Date:____________________

                                      C-2

                                                                  Exhibit (p)(1)

                                   APPENDIX D

                                Quarterly Report
                                ----------------

To: The Chief Compliance Officer

         HealthShares(TM), Inc.
         TDAX Funds, Inc.
         XShares Advisors LLC

         I hereby certify that I have engaged in the following personal securities transactions which are required to be reported under the Code of
Ethics of HealthShares(TM), Inc., TDAX Funds, Inc. or XShares Advisors LLC
during the calendar quarter indicated below. I hereby submit this report within
30 days after the end of that quarter. (Note: you do not need to complete this report if all of your trading confirmations and account statements are already being delivered to the Chief Compliance Officer)

Name of Reporting Person:

Calendar Quarter Ended:

Date Report Submitted:

Securities Transactions

         Please provide the following information for any reportable transactions during the quarter:

                                                                          Principal
                                                                          Amount,                      Name of
                                                                          Maturity                     Broker,
                                                                          Date and                     Dealer or
                               Ticker                                     Interest                     Bank
Date of          Title of      Symbol or       Number                     Rate (if       Type of       Effecting
Transaction      Security      CUSIP           of Shares      Price       applicable)    Transaction   Transaction
--------------   -----------   -----------     ------------   --------    -------------  ------------  --------------

         I have established the following new accounts with brokers, dealers or banks in which my securities are held for my direct or indirect benefit.

  Name of Broker, Dealer or Bank           Date Account was Established           Name(s) on and Type of Account
-----------------------------------       ---------------------------------       ---------------------------------

                                      D-1

         I certify that I have included on this report all securities transactions and accounts required to be reported pursuant to the Code of
Ethics.

Signature:___________________                      Date:___________________

                                      D-2

                                                                  Exhibit (p)(1)

                                   APPENDIX E

                                 Acknowledgment
                                 --------------

To:  Chief Compliance Officer

         HealthShares(TM), Inc.
         TDAX Funds, Inc.
         XShares Advisors LLC

Re:  Acknowledgment of Code of Ethics

     Initial Acknowledgment: Please check here if this is an initial
acknowledgment.                                                         |_|

     I certify that (1) I have received, read and understand this Code of
Ethics, (2) I am aware that I am subject to the provisions of this Code, (3) I will comply with this Code, (4) I will report all holdings, transactions and accounts that I am required to report pursuant to this Code.

     Annual Acknowledgment: Please check here if this is an annual
acknowledgment.                                                         |_|

     I certify that (1) I have received, read and understand this Code of
Ethics, (2) I am aware that I am subject to the provisions of this Code, (3) I have complied with this Code at all times during the previous calendar year, and
(4) I have, during the previous calendar year, reported all holdings, transactions and accounts that I am required to report pursuant to this Code.

Name (print):___________________________

Position:_______________________________

Signature:______________________________

Date Submitted:_________________________

                                      E-1

                                                                  Exhibit (p)(2)

                              XSHARES ADVISORS LLC

                                 CODE OF ETHICS
                                 --------------

                          Adopted Pursuant to Rule 204A

I.       Introduction

         XShares Advisors LLC (the "Advisor"), in accordance with the requirements of Rule 204A of the Investment Advisers Act of 1940 (the "Advisers
Act"), has approved and adopted this Code of Ethics (the "Code"). This Code sets forth the general fiduciary principles and standards of business conduct to which all of the Advisor's employees are subject. This Code further sets forth policies and procedures that are reasonably designed to prevent Access Persons, as defined herein, from engaging in conduct prohibited by the Advisers Act and establishes reporting requirements for these Access Persons. Certain capitalized terms used in this Code and not defined in the text herein, such as "Access
Persons," are defined in Appendix A.

         A.       About the Advisor

         The Advisor is an investment adviser registered with the Securities and
Exchange Commission ("SEC") pursuant to the Advisers Act. The Advisor's sole business is to act as investment adviser to certain registered investment companies. As of the date hereof, the Advisor contemplates serving as investment adviser only to registered open-end investment companies that consist of multiple investment portfolios of exchange-traded funds, each of which is hereinafter referred to as a "Fund." A current list of the Advisor's family of exchange-traded funds is provided in Appendix B. In managing the Funds, the
Advisor employs a passive, or indexing, strategy which seeks to replicate, for each Fund's investment portfolio, the composition of each Fund's benchmark index
(the "Underlying Index"). The Advisor acts as investment adviser to two different types of Funds. The first type of Fund seeks to replicate the portfolio of an Underlying Index that is created or sponsored by an affiliate of the Adviser ("Affiliated ETF"). The second type of Fund seeks to replicate the portfolio of an Underlying Index that is not created or sponsored by an affiliate of the Adviser ("Un-Affiliated ETF"). The entity responsible for the creation and sponsorship of an Underlying Index, including the development of the Rules-Based Methodology which determines which securities are to be included in an Underlying Index is known as the "Index Creator."

         The Advisor has delegated to one or more Sub-Advisors the
responsibility for the day-to-day management of the Funds. All investment decisions will be made by, and implemented by the Sub-Advisor or Sub-Advisors, as the case may be, subject to the overall supervision of the Advisor. For each
Fund, the composition of its Underlying Index is maintained by a third party
(the "Index Administrator") that is unaffiliated with the Advisor or the Fund.
The Index Administrator alone reconstitutes each Underlying Index, typically quarterly. For Affiliated ETFs, certain officers or employees of the Advisor or the Funds, or any affiliated person of the Advisor or the Funds) may assist the
Index Administrator in the performance of its duties. These persons are known as
"Index Staff." In connection with an order for Exemptive Relief for Affiliated
ETFs (the "Affiliated ETF Exemptive Order") obtained by the Advisor, the Advisor and the Affiliated ETFs have developed certain firewall procedures (the
"Firewalls"), as

described in this Code, between the activities of the Index Staff, the
Sub-Advisors and other Investment Personnel of the Advisor or Sub-Advisors of
Affiliated ETFs. The Firewalls are reasonably designed to prevent the Index
Staff from having any advantage over other market participants with respect to access to information concerning changes in the composition of each Underlying
Index or in the investment portfolios of the Affiliated ETFs that track the
Underlying Indices prior to disclosure. These Firewalls do not apply to
Un-Affiliated ETFs. In adopting this Code, the Board took into consideration all of these facts.

         B.       Who is covered by the Code

         This Code applies to all employees of the Advisor. It is the responsibility of each employee to immediately report to the Advisor's Chief
Compliance Officer ("CCO"), Richard Berenger, any known or suspected violations of this Code, the Compliance Manual and the policies and procedures contained therein, or of any other activity of any employee that could constitute a violation of law. If you are aware of any activity in this regard, you should contact the CCO immediately. Failure to report a potential violation could result in disciplinary action against the non-reporting employee. The Advisor will ensure that employees are not subject to retaliation in their employment as a result of reporting a known or suspected violation.

         C.       Things You Need to Know to Use This Code

                  o        There are three reporting forms that Access Persons
                           have to fill out under this Code; the initial,
                           quarterly and annual holdings reports. Copies of
                           these forms are attached to this Code. You can get
                           copies of the reporting forms from the CCO.

                  o        All employees must complete the acknowledgement of
                           having received, read and understood this Code
                           (Appendix F) and renew that acknowledgment on a
                           yearly basis.

                  o        The CCO has the authority to grant written waivers of
                           the provisions of this Code in appropriate instances.
                           However, (i) it is expected that waivers will be
                           granted only in rare instances and, (ii) some
                           provisions of the Code are prescribed by SEC rules
                           and cannot be waived. These provisions include, but
                           are not limited to, the requirements that Access
                           Persons file reports and obtain pre-approval of
                           investments in IPOs and Limited Offerings.

                  o        Management of the Advisor and its compliance
                           personnel will review the terms and provisions of
                           this Code at least annually and make amendments as
                           necessary. Any amendments to this Code will be
                           provided to you.

II.      General Fiduciary Principles and Standards of Business Conduct

         A.       Acting as a Fiduciary

         It is the policy of the Advisor to act in the best interest of the
Funds and on the principles of full disclosure, good faith and fair dealing. The
Advisor recognizes that it has a fiduciary duty

                                      -2-

to the Funds. Acting as a fiduciary requires that the Advisor, consistent with its other statutory and regulatory obligations, act solely in the Funds' best interests and in the interest of Fund investors when providing investment advice and engaging in other activities on behalf of the Funds. The Advisor and its employees must seek to avoid situations which may result in potential or actual conflicts of interest with these duties. To this end, the following principles apply:

                  o        All employees must always observe the highest
                           standards of integrity and fair dealing and conduct
                           their personal and business dealings in accordance
                           with the letter, spirit and intent of all relevant
                           laws and regulations;

                  o        The Advisor must have a reasonable basis for the
                           investment advice and decisions it makes for the
                           Funds;

                  o        The Advisor must ensure that its investment decisions
                           are consistent with the Fund's investment objectives,
                           policies and disclosures to the Funds' Directors and
                           to its investors;

                  o        All employees must refrain from entering into
                           transactions, including personal securities
                           transactions, that are inconsistent with the
                           interests of the Funds or its investors;

                  o        Employees should not take inappropriate advantage of
                           their positions and may not, directly or indirectly,
                           use Fund opportunities for personal gain; and

                  o        Employees must be loyal to the Funds and place the
                           interests of the Funds and their investors above
                           their own.

         The Advisor treats violations of this Code very seriously. If you violate this Code, the Advisor may take disciplinary measures against you, including, without limitation, imposing penalties or fines, reducing your compensation, demoting you, requiring unwinding of the trade, requiring disgorgement of trading gains, suspending or terminating your employment, or any combination of the foregoing.

         Improper trading activity can constitute a violation of this Code. You can also violate this Code, however, by failing to file required reports, or by making inaccurate or misleading reports or statements concerning trading activity or securities accounts. Your conduct can violate this Code even if no
Funds or Fund investors are harmed by your conduct.

         If you have any doubt or uncertainty about what this Code requires or permits, you should ask the CCO. Please do not guess at the answer.

                                      -3-

         B.       Compliance with the Federal Securities Laws

         Employees are required to comply with applicable federal securities laws at all times. Examples of applicable federal securities laws include:

         o        the Securities Act of 1933, the Securities Exchange Act of
                  1934, the Sarbanes-Oxley Act of 2002 and the SEC rules
                  thereunder;

         o        the Investment Advisers Act of 1940 and the SEC rules
                  thereunder;

         o        the Investment Company Act of 1940 and the SEC rules
                  thereunder;

         o        title V of the Gramm-Leach-Bliley Act of 1999 (privacy and security of client non-public information); and

         o        the Bank Secrecy Act, as it applies to mutual funds and
                  investment advisers, and the SEC and Department of the
                  Treasury rules thereunder.

         C.       Conflicts of Interest

         Personal Conflicts. All employees must avoid establishing financial interests or outside affiliations which may create a conflict, or appear to create a conflict, between the employee's personal interests and the interests of the Advisor, the Funds, or the investors in the Funds. A potential conflict of interest exists whenever an employee has a direct financial or other personal interest in any transaction or proposed transaction involving the Advisor or any of the Funds. A conflict of interest may also exist where the employee has an indirect interest in a transaction, for example, because the transaction will benefit someone with whom the employee has a friendship or other personal relationship.

         In such situations, employees must disclose the conflict to the CCO and recuse themselves from the decision making process with respect to the transaction in question and from influencing or appearing to influence the relationship between the Advisor or any of the Funds and the customer involved.
Employees may not use knowledge of a pending or currently considered securities transaction for a Fund or reconstitution of an Underlying Index for an
Affiliated ETF to profit personally, directly or indirectly, as a result.

         Conflict of Interest between the Advisor and a Fund. In certain instances, the Advisor's relationship with a Fund may require the Advisor to place the Fund's interest above its own interests. If an employee becomes aware of a situation where the Advisor's pursuit of its own interests in a transaction appears to conflict with its obligations to a Fund, he or she should bring the situation to the immediate attention of the CCO.

         The Appearance of a Conflict of Interest Must Be Avoided. All employees are expected to be objective in making business decisions and to consider any improper interest or influence that could arguably impair that objectivity. In determining whether there is an appearance of conflict, each employee should determine whether a reasonable, disinterested observer (i.e., investor, supplier, broker, an acquaintance, examiner or a government representative)
would have any grounds to believe:

                                      -4-

         o        That the Advisor was serving its own interests or one Fund's interests at the expense of another; or

         o        That business with the Funds or the Advisor was done on the basis of friendship, family ties, the giving and receiving of gifts, or to curry favor with some specific entity or
                  individual rather than on the merits.

         If an employee's participation in a decision making process would raise the appearance of conflict of interest, the employee should inform his or her manager immediately.

         Outside Business Activities. All employee board memberships, advisory positions, trade group positions, management positions, or any involvement with public companies must be fully disclosed and submitted for prior approval to the
CCO, with the exception of purely charitable or civic involvements which do not impinge on the employee's full-time work commitment to the Advisor. Approval must be obtained through the CCO, and will ordinarily require consideration by senior officers of the Advisor. The Advisor can deny approval for any reason.
This prohibition does not apply to service as an officer or board member of any parent or subsidiary of the Advisor.

         Gifts and Gratuities. No employee may accept or receive on their own behalf or on behalf of the Advisor any gift or other accommodation which has a value in excess of a de minimis amount (currently $100) from any vendor, broker, public company, securities salesman, client or prospective client (a "business contact"). No employee may accept cash gifts or cash equivalents from any such person. This prohibition applies equally to gifts to members of the
Family/Household of an employee.

         No employee may give on their own behalf or on behalf of the Advisor any gift or other accommodation to a business contact that may be construed as an improper attempt to influence the recipient. These policies are not intended to prohibit normal business entertainment.

         Entertainment and Meals. Payment for entertainment or meals where the employee is not accompanied by the person purchasing the entertainment or meals is considered a gift, subject to the rules discussed above. Acceptance of meals and entertainment where the host is present is generally permitted. However, the acceptance of particularly lavish entertainment or entertainment with excessive frequency is generally inappropriate and should be refused. Entertainment in poor taste or that adversely reflects on the morals or judgment of the individuals attending the event is considered inappropriate and also should be refused. Individuals involved in the purchase of equipment, supplies, and services may not accept entertainment or meals from a vendor or potential vendor except if business is to be discussed. Finally, under no circumstances should entertainment be accepted which may affect or be construed to affect any future dealing with that person.

         Preferential Treatment. Employees must make investment decisions, undertake commitments, and perform their duties and obligations without favoritism of any kind and award business or contracts strictly on the basis of merit. An employee should not actively seek nor accept a discount on any item for personal use from a business contact. If such a person extends preferential treatment (for example, offers a discount) to an employee in a personal transaction,

                                      -5-

the employee must have the preferential treatment pre-approved by the CCO before proceeding with the transaction.

         Borrowing. Employees should borrow only from reputable organizations that regularly lend money. (Borrowing from relatives, however, is not subject to restriction.) If an employee borrows from any financial institution, the loan must not involve favored treatment of any kind based upon their employment with the Advisor.

         D.       Standards of Business Conduct

         General. Employees are expected to conduct themselves at all times in a manner consistent with the highest professional standards. Each employee accordingly must devote his or her attention and skills to the performance of his or her responsibilities and avoid activities that interfere with that responsibility or that are detrimental to the Advisor and its reputation.

         Communications with Investors and Funds. All communications with investors and Funds, whether verbal or written, must convey information clearly and fairly. Employees must comply with the Advisor's communications policies and procedures. Exaggerated, unwarranted or misleading statements or claims are prohibited.

         Disclosure of Confidential Information. In the course of conducting business, employees may become privy to confidential information about the
Advisor, its present and prospective investors and investments, the Funds, the
Underlying Indices, Index Eligible Companies (with respect to Affiliated ETFs), and Fund Agents. It is a violation of this Code, and in some cases may be a violation of law, for any employee to disclose to anyone other than another employee any confidential information obtained while in the course of conducting business on behalf of the Advisor. Disclosure to other employees should be made only when and to the extent necessary to further the legitimate business purposes of the Advisor. Employees may not use any such information in connection with their personal investments or investments of others subject to their control.

         Investor Information. Fund investors and investors in the parent of the
Advisor have the right to expect the Advisor and its employees to treat information concerning their business dealings in the strictest confidence.
Accordingly, no one may divulge investor confidences except in accordance with the Advisor's privacy policy and unless the party to whom a disclosure is made is legitimately entitled to the information (i.e., needs to know the information in furtherance of the investor's business) or the investor gives prior consent to the disclosure. Any such prior consent should be documented in advance of disclosure.

         Company Information. Confidential information about the Advisor, its parent or other affiliated companies, that is obtained by an employee, including its investors, products, processes, financial condition, plans, patents, or licenses may not be disclosed to persons outside of the organization, except with the approval of senior management and to further the legitimate business purposes of the Advisor.

         Discretion should always be used when handling confidential investor information or company information, and such information should never be disseminated to an unauthorized person. Employees are reminded that when it is necessary to carry sensitive information off the

                                      -6-

firm's premises, they should take appropriate care for its security.
Specifically, employees should avoid casually displaying documents or engaging in confidential business conversations in public places, including, but not limited to, elevators, hallways, restrooms, airports, and in public transportation. Employees who take documents or computer files off the premises to work at home should return all such materials to the Advisor upon completion of the particular at home project. Any questions about the confidential nature of information or whether confidential information may be disclosed should immediately be referred to the CCO.

         Corporate Assets. All information, products and services connected to or generated by the Advisor or the Funds as a business are considered corporate assets to which the Advisor or the Funds has ownership rights. Corporate property utilized or developed by employees during their employment, including, but not limited to, files, analysis, reference materials, reports, written or
e-mail correspondence, trade secrets, client lists, strategies, computer hardware and software, data processing systems, computer programs and databases, remains exclusively the Advisor's property both during employment and after the employee leaves the firm. Accordingly, all employees are expected to protect the
Advisor's ownership or property including all information, products, and services and to return all information to the Advisor at the termination of employment.

         Further, employees are prohibited from misusing the Advisor's corporate assets (including use of assets for a non-business purpose, theft, inflation of expenses, etc.) and from misusing or removing those assets from the premises upon leaving the firm. Before beginning employment with the Advisor, each employee should give his or her manager a copy or any non-competition, non-disclosure or non-pirating agreement by which the employee is bound at the time of hiring. Any questions about this requirement should be raised with senior management.

         Money Laundering. Every employee bears responsibility for recognizing suspicious transaction or investor activity that may constitute money laundering
(including the structuring of deposits) and that may involve proceeds from unlawful activities such as drug trafficking or racketeering. In particular, employees should be aware that even the simple receipt of funds, including through wire transfers, which are derived from illegal activities can subject them to prosecution for money laundering. Any suspicious deposit or customer activity which causes an employee concern about the source of an investor's funds should be promptly reported to the CCO.

         Bribery. Under federal law, it is illegal for the Advisor or any employee to pay, offer to pay, or authorize a payment of any money or other thing of value to:

         o        an official of a local, state, federal or foreign government or an agency of a local, state, federal or foreign government;

         o        a political party or official thereof, or a candidate for
                  political office; or

         o        any other person the payor knows or has reason to know will pay or give the money or value to those listed above.

                                      -7-

         Where the purpose is to influence the recipient to take or refrain from taking any official action or to induce the recipient to use his or her influence to affect governmental action to obtain, retain, or direct business for the Advisor or the Funds, offering or making any such remuneration or consideration to a domestic or foreign government official, political party or candidate for political office is strictly prohibited. All employees must immediately report all invitations to accept a bribe or any proposal or suggestion of a similar illegal nature to the CCO.

         Relations with Regulators. It is the Advisor's policy to cooperate with government authorities and regulators during routine audits and examinations, as well as inquiries and investigations. The CCO must immediately be made aware of any requests from government authorities or regulators and should be involved in responding to all such inquiries in order to be certain that we are providing complete and accurate information to regulators, as well as to ensure awareness of pending inquiries that may require us to maintain certain records.

III.     Restrictions on Personal Trading Activity

         A.       General Policy

         No employee shall, in connection with the direct or indirect purchase or sale of a Security "held or to be acquired" by a Fund:

                  o        employ any device, scheme or artifice to defraud the
                           Funds;

                  o        make any untrue statement of a material fact or omit
                           to state a material fact necessary in order to make
                           the statements, in light of the circumstances under
                           which they are made, not misleading;

                  o        engage in any act, practice or course of business
                           that operates or would operate as a fraud or deceit
                           upon the Funds; or

                  o        engage in any manipulative practice with respect to
                           the Funds. -

         B.       Prohibition Against Insider Trading

         Employees and the members of their Family/Household are prohibited from engaging in, or helping others engage in, insider trading. Generally, the
"insider trading" doctrine under U.S. federal securities laws prohibits any person (including investment advisers) from knowingly or recklessly breaching a duty owed by that person by:

                  (1)      trading while in possession of material, nonpublic
                           information;

                  (2)      communicating ("tipping") such information to others;

                  (3)      recommending the purchase or sale of securities on
                           the basis of such information; or

                  (4)      providing substantial assistance to someone who is
                           engaged in any of the above activities.

                                      -8-

         This means that employees and members of their Family/Household may not trade with respect to a particular security or issuer at a time when that person knows or should know that he or she is in possession of material nonpublic information about the issuer or security. Information is considered "material"
if there is a substantial likelihood that a reasonable investor would consider it important in making his or her investment decisions, or if it could reasonably be expected to affect the price of a company's securities. Material information can also relate to events or circumstances affecting the market for a company's securities such as information about an expected government ruling or regulation that can affect the business of a company in which the Fund may invest. Information is considered nonpublic until such time as it has been disseminated in a manner making it available to investors generally (e.g., through national business and financial news wire services).

         C.       Investment Personnel Pre-clearance of Investments in IPOs or
                  Limited Offerings.

         Access Persons who also meet the definition of Investment Personnel may not directly or indirectly acquire Beneficial Ownership in any Securities in an
IPO or Limited Offering without obtaining, in advance of the transaction, clearance from the Advisor's CCO. In order to obtain pre-clearance, a person meeting the definition of Investment Personnel must complete and submit to the
CCO a Personal Trade Request Form (a "PTR") which is included as Appendix C. The
CCO must review each request for approval and record the decision regarding the request. If pre-clearance is obtained, the approval is valid for the day on which it is granted and the immediately following business day. The CCO may revoke a pre-clearance any time after it is granted and before the transaction is executed.

         With respect to Affiliated ETFs, no pre-clearance will be given to an
Access Person to purchase or sell any IPO or Limited Offering of an issuer that is also an Index Eligible Company (1) during a Reconstitution Month, (2) if the
Security is included in, or has been removed from an Underlying Index, until such time as the applicable Fund completes the reconstitution of its portfolio to replicate that Security's weighting in the Underlying Index, or (3) for
Access Persons who also fall within the definition of Index Staff, on a day when the Index Eligible Company is under "Active Consideration" as defined herein.

         With respect to Un-Affiliated ETFs, no pre-clearance will be given to an Access Person to purchase or sell any IPO or Limited Offering of an issuer on a day when the security is being considered for purchase or sale by the Fund.

         D.       Restrictions on Personal Securities Transactions by Access
                  Persons.

         Each Access Person shall direct his or her broker to supply to the CCO, on a timely basis, duplicate copies of confirmations of all Securities transactions, other than for Exempt Securities, in which the person has, or by reason of such transaction acquires, any direct or indirect Beneficial Ownership and copies of periodic statements for all securities accounts.

                  (1)      Pre-clearance

                  Access Persons may not buy or sell Securities, other than
Exempt Securities, for any account in which he or she has any direct or indirect
Beneficial Ownership, unless such person obtains, in advance of the transaction, clearance for that transaction from the CCO.

                                      -9-

                  In order to obtain pre-clearance, an Access Person must
complete and submit to the CCO a PTR. If the transaction is approved by the CCO, that approval is valid for the day on which it is granted and the immediately following business day. The CCO may revoke a pre-clearance any time after it is granted and before the transaction is executed.

                  With respect to Affiliated ETFs, no pre-clearance will be
given to an Access Person to purchase or sell any Index Eligible Company
Security (1) during a Reconstitution Month, (2) if the Security is included in, or has been removed from an Underlying Index, until such time as the applicable
Fund completes the reconstitution of its portfolio to replicate that Security's weighting in the Underlying Index, or (3) for Access Persons who also fall within the definition of Index Staff, on a day when the Index Eligible Company is under "Active Consideration" as defined herein.

         With respect to Un-Affiliated ETFs, no pre-clearance will be given to an Access Person to purchase or sell any security of an issuer on a day when the security is being considered for purchase or sale by the Fund.

                  (2)      Blackout Period

                  With respect to Affiliated ETFs, no Access Person may buy or sell any Security of an Index Eligible Company during a Reconstitution Month.

                  (3)      Prohibition on Short-Term Trading.

                  Access Persons may not purchase and sell, or sell and
purchase, within any period of 30 calendar days, a Security, other than an
Exempt Security, held by a Fund. If any such transactions occur, the Advisor will require any profits from the transactions to be disgorged for donation by the Advisor to charity. In applying the 30 calendar day holding period, the
Advisor will apply the "last-in, first-out" methodology.

                  (4)      Prohibition on Short Sales and Similar Transactions

                  Access Persons may not purchase a put option or sell a call option, sell short or otherwise take a short position, either directly or through any Beneficial Ownership, in any Security held by any Fund.

         E.       Reporting Requirements and Procedures

         In order to provide the Advisor with information to enable it to determine with reasonable assurance whether the provisions of this Code are being observed by its Access Persons, the following reporting requirements regarding personal securities transactions apply.

                  (1)      Initial and Annual Holdings Reports: Within ten days
                           after a person becomes an Access Person, and annually
                           thereafter, such person shall submit to the CCO a
                           completed Initial/Annual Holdings Report
                           substantially in the form attached hereto as Appendix
                           D. Each holdings report must contain, at a minimum,
                           (a) the title and type of Security, and as
                           applicable, the exchange ticker symbol or CUSIP
                           number, number of

                                      -10-

                           shares and principal amount of each Security (other
                           than an Exempt Security) in which the person has any
                           direct or indirect beneficial ownership; (b) the name
                           of any broker, dealer or bank with whom the person
                           maintains an account in which any Securities other
                           than Exempt Securities are held for the person's
                           direct or indirect benefit; and (c) the date the
                           person submits the report. The Initial Holdings
                           Report must be current as of a date no more than 45
                           days prior to the date the person became an Access
                           Person and the Annual Holdings Report shall be
                           submitted no later than January 31 and must be
                           current as of a date no more than 45 days prior to
                           the date the report is submitted.

                  (2)      Quarterly Report: Each Access Person shall submit
                           reports substantially in the form attached hereto as
                           Appendix E to the CCO, showing all transactions in
                           Securities (other than Exempt Securities) in which
                           the person has, or by reason of such transaction
                           acquires, any direct or indirect beneficial
                           ownership, as well as all accounts established with
                           brokers, dealers or banks during the quarter in which
                           any Securities, other than Exempt Securities, were
                           held for the direct or indirect beneficial interest
                           of the person. Such reports shall be filed no later
                           than 30 days after the end of each calendar quarter.
                           An Access Person need not make a quarterly
                           transaction report under this paragraph if all of the
                           information required by this paragraph is contained
                           in the brokerage confirmations or account statements
                           required to be submitted under this Code. The Report
                           must include the date on which such report was
                           submitted to the CCO.

         F.       Administration of the Code

                           The CCO's Duties and Responsibilities include:

                  (1)      The CCO shall promptly provide all persons covered by
                           this Code with a copy of the Code. In addition, all
                           persons covered by this Code must complete the
                           Acknowledgment included as Appendix F within ten days
                           of becoming subject to this Code and must submit an
                           Acknowledgment to the CCO by January 31 each year
                           thereafter;

                  (2)      The CCO shall identify all Access Persons and inform
                           them of their reporting obligations promptly. In this
                           regard, the CCO will prepare and make available to
                           all Access Persons, a list of Index Eligible
                           Companies;

                  (3)      In determining whether to approve a PTR, the CCO will
                           determine, in good faith, whether the Access Person
                           knew, or should have know, that a Fund had engaged in
                           a transaction involving, or was contemplating a
                           transaction involving, such a Security with 15 days
                           of the PTR. The CCO must maintain a record of any
                           decision relating to pre-clearance requests, and the
                           reasons supporting the decision, for at least five
                           years after the end of the fiscal year in which the
                           approval is granted;

                                      -11-

                  (4)      The CCO will, on a quarterly basis, compare all
                           reported personal securities transactions with the
                           Funds' completed portfolio transactions during the
                           quarter to determine whether a Code violation may
                           have occurred. The CCO may request additional
                           information or take any other appropriate measure
                           that he or she decides is necessary to aid in this
                           determination;

                  (5)      If the CCO finds that a Code violation may have
                           occurred, the CCO must report the possible violation
                           to senior management and to the Board of Directors of
                           the applicable Fund;

                  (6)      The CCO will submit his or her own reports (as
                           required) to an alternate compliance officer who will
                           fulfill the duties of the CCO with respect to such
                           reports; and

                  (7)      At least annually, the CCO must furnish to senior
                           management and to the Board of Directors of each
                           Fund, a written report that describes any issues
                           arising under the Code since the previous report,
                           including, but not limited to, information about
                           material violations of the Code and sanctions imposed
                           in response to the material violations; and certifies
                           that the Code contains policies and procedures
                           reasonably designed to prevent Access Persons from
                           violating the Code.

IV.      Firewall Procedures for Index Staff Personnel- Applicable to Affiliated
         ETFs Only

         In connection with the Affiliated ETF Exemptive Order obtained by the
Advisor, the Advisor and the Affiliated ETFs, including any affiliated person of the Advisor or the Affiliated ETFs, have agreed to employ the following procedures with respect to persons meeting the definition of Index Staff. As a result, Index Staff personnel as subject to the following special restrictions and conditions:

         A.       Index Staff personnel shall not be Investment Personnel. Index
                  Staff personnel shall have no responsibility for the
                  management of the Funds or the supervision or oversight of the
                  Sub-Advisors.

         B.       Index Staff personnel are expressly prohibited from sharing any information relating to the Rules Based Methodology
                  (including information regarding prospective or potential
                  changes to the Rules Based Methodology) with any Investment
                  Personnel or any officer or employee of the Sub-Advisors.
                  Information relating to the Rules Based Methodology is
                  considered proprietary and confidential information and Index
                  Staff personnel are therefore subject to the Advisor's
                  policies and procedures relating to the non-disclosure and protection of confidential information.

         C.       Index Staff personnel may not buy or sell any Index Eligible
                  Security on a day when such Security is under Active
                  Consideration, as defined herein.

                                      -12-

         D.       Index Staff personnel will have office space only at the
                  Advisor and such space shall be separate and apart from office space of Investment Personnel. Index Staff personnel shall not have access to the computer systems of Investment Personnel or the Sub-Advisors.

V.       Recordkeeping

         The Advisor will maintain records as set forth below. These records will be maintained in accordance with Rule 204A under the Advisers Act and the following requirements. They will be available for examination by representatives of the SEC and other regulatory agencies.

         A.       A copy of this Code and any other code adopted by the Advisor which is, or at any time within the past five years has been, in effect will be preserved in an easily accessible place.

         B.       A record of any Code violation and of any action taken as a result of the violation will be preserved in an easily
                  accessible place for a period of at least five years following the end of the fiscal year in which the violation occurred.

         C.       A copy of each report submitted by an Access Person under this
                  Code will be preserved for a period of at least five years from the end of the fiscal year in which the report is made or the information is provided, for the first two years in an easily accessible place.

         D.       A record of all persons, currently or within the past five years, who are or were required to submit reports under this
                  Code, and a list of those who are or were responsible for
                  reviewing these reports, will be maintained in an easily
                  accessible place.

         E.       A copy of each annual issues report and accompanying
                  certification, as required by this Code, must be maintained for at least five years from the end of the fiscal year in which it is made, for the first two years in any easily
                  accessible place.

VI.      Miscellaneous

         A.       Confidentiality. The Advisor will endeavor to maintain the confidentiality of all PTRs and any other information filed pursuant to this Code. Such reports and related information, however, may be produced to the SEC and other regulatory
                  agencies.

         B.       The "should have known" standard. For purposes of this Code, the "should have known" standard does not:

                  o        imply a duty of inquiry;

                  o        presume that the individual should have deduced or
                           extrapolated from discussions or memoranda dealing
                           with a Fund's investment strategies; or

                                      -13-

                  o        impute knowledge from the individual's awareness of a
                           Fund's portfolio holdings, market considerations,
                           benchmark index, or investment policies, objectives
                           and restrictions.

Adopted: July 24, 2007

                                      -14-

                                                                  Exhibit (p)(2)

                                   Appendix A

                                   Definitions
                                   -----------

         The definitions and terms used in this Code are intended to mean the same as they do under the Advisers Act and the other federal securities laws. If a definition hereunder conflicts with the definition in the Advisers Act or other federal securities laws, or if a term used in this Code is not defined, the definitions and meanings in the Advisers Act or other federal securities laws, as applicable, should be followed.

         Access Person means: (i) Every member of the board of the Advisor's parent, (ii) every officer of the Advisor or its parent, (iii) every employee of the Advisor (or employees of the parent of the Advisor) who, in connection with his or her regular functions or duties, makes, participates in or obtains information regarding the purchase or sale of a Security for any Fund, or has access to nonpublic information about the portfolio holdings of any Fund, or whose functions relate to the making of any recommendations with respect to purchases and sales, (iv) every other person (whether or not an employee of the
Advisor, such as consultants) who is subject to the Advisor's supervision and control who has access to nonpublic information regarding any purchase or sale of securities of any Fund, or has access to nonpublic information about the portfolio holdings of any Fund and (v) with respect to Affiliated ETFs, persons who meet the definition of "Index Staff" herein. Access Persons include:

                  (a) a member of an Access Person's immediate family (spouse, domestic partner, child or parents) who lives in an Access
                  Person's household (including children who are temporarily living outside of the household for school, military service or other similar situation);

                  (b) a relative of the person who lives in an Access Person's household and over whose purchases, sales, or other trading activities an Access Person directly or indirectly exercises influence;

                  (c) a relative whose financial affairs an Access Person
                  "controls", whether by contract, arrangement, understanding or by convention (such as a relative he or she traditionally
                  advises with regard to investment choices, invests for or
                  otherwise assists financially);

                  (d) an investment account over which an Access Person has
                  investment control or discretion;

                  (e) a trust or other arrangement that names an Access Person as a beneficiary; and

                  (f) a non-public entity (partnership, corporation or
                  otherwise) of which an Access Person is a director, officer, partner or employee, or in which he owns 10% or more of any class of voting securities, a "controlling" interest as
                  generally defined by securities laws, or over which he
                  exercises effective control.

         Active Consideration, when used in this Code means the Security (i) is included in an Underlying Index, or (ii) it is being added to an Underlying
Index in connection with either (A) a

                                      A-1

regular reconstitution of the Underlying Index, or (B) a reconstitution of the
Underlying Index in connection with a change in the Rules Based methodology. A
Security described in clause (i) above is considered to be under Active
Consideration while it is in an Underlying Index and until the end of the calendar month after it has been removed from an Underlying Index. A Security described in clause (ii)(A) above shall be considered to be under Active
Consideration from the time of the initial screening of the Underlying Index in connection with its next regular reconstitution. A Security described in clause
(ii)(B) above shall be deemed to be under Active Consideration beginning on such date that the Security can be identified using the changed methodology as a
Security that will be included in the Underlying Index.

         Automatic Investment Plan means a program in which regular periodic purchases (or withdrawals) are made automatically in (or from) investment accounts in accordance with a predetermined schedule and allocation. An
Automatic Investment Plan includes a dividend reinvestment plan. However, any transaction that overrides the pre-set schedule or allocations of the automatic investment plan is not under the Automatic Investment Plan.

         Beneficial Ownership or Beneficially Owns means the same as it does under Section 16 of the Securities Exchange Act of 1934 and Rule 16a-1(a)(2)
thereunder. A person is the "beneficial owner" of any securities in which he or she has a direct or indirect pecuniary (monetary) interest.

         Control means the power to exercise a controlling influence over the management or policies of the Advisor. Any person who owns beneficially, either directly or through one or more controlled companies, more than 25 per centum of the voting securities of the Advisor shall be presumed to control the Advisor. A natural person shall be presumed not to be a controlled person within the meaning of this title. Any such presumption may be rebutted by evidence, but except as hereinafter provided, shall continue until a determination to the contrary made by the SEC by order either on its own motion or on application by an interested person.

         Exempt Security means: (i) direct obligations of the U.S. Government
(or any other "government security" as that term is defined in the 1940 Act), bankers' acceptances, bank certificates of deposit, commercial paper and
High-Quality Short-Term Debt Instruments, including repurchase agreements, and shares of registered open-end investment companies, other than Reportable Funds,
(ii) securities purchased or sold in any account over which the Access Person has no direct or indirect influence or control, (iii) securities purchased or sold in a transaction that is non-volitional on the part of the Access Person, including mergers, recapitalizations or similar transactions, and (iv)
securities acquired as a part of an Automatic Investment Plan.

         Family/Household means a member of such person's immediate family
(spouse, domestic partner, child or parents) who lives in the person's household
(including children who are temporarily living outside of the household for school, military service or other similar situation), and a relative of the person who lives in such person's household.

         High Quality Short-Term Debt Instrument means any instrument that has a maturity at issuance of less than 366 days and that is rated in one of the two highest rating categories by a nationally recognized statistical rating organization (e.g., Moody's Investors Service).

                                      A-2

         Index Eligible Company means a company that (i) is represented in an
Underlying Index of an Affiliated ETF, (ii) is eligible for inclusion in an
Underlying Index of an Affiliated ETF, (iii) has been represented in an
Underlying Index of an Affiliated ETF within the past two quarters, or (iv) in the judgment of the Index Staff and based on the criteria used by the Index
Administrator to determine the composition of each Underlying Index, could reasonably be expected to be eligible for inclusion in an Underlying Index of an
Affiliated ETF within the next two quarters.

         Index Staff means those officers and employees of the Advisor or an
Affiliated ETF, or any affiliated person of the Advisor or an Affiliated ETF, who have been appointed by the Advisor to assist the Index Administrator of an
Affiliated ETF in the performance of its duties.

         IPO (i.e., initial public offering) means an offering of securities registered under the Securities Act of 1933 the issuer of which, immediately before the registration, was not subject to the reporting requirements of
Sections 13 or 15(d) of the Securities Exchange Act of 1934.

         Investment Personnel means (i) any employee of the Advisor (or of any company in a control relationship to the Advisor) who, in connection with his or her regular functions or duties, makes or participates in making recommendations regarding the purchase or sale of Securities for a Fund, (ii) any natural person who controls the Advisor and who obtains information concerning recommendations made regarding the purchase or sale of Securities by a Fund.

         Limited Offering means an offering that is exempt from registration under the Securities Act of 1933 pursuant to Section 4(2), Section 4(6), Rule
504, Rule 505 or Rule 506 (e.g., private placements).

         Purchase or sale of a Security includes, among other things, the writing of an option to purchase or sell a security. The purchase or sale of a security in an account in which a person is deemed to have a Beneficial
Ownership or a Beneficial Interest is deemed to be a purchase or sale of a
Security by such a person.

         Reconstitution Month means any calendar month during which the Index
Administrator is reconstituting an Underlying Index of an Affiliated ETF.

         Reportable Fund means any investment companies other than money market funds that are registered under the Investment Company Act for which the Advisor serves as an investment adviser or whose investment adviser or principal underwriter controls the Advisor, is controlled by the Advisor, or is under common control with the Advisor. A Reportable Fund includes registered investment companies that are sub-advised by the Advisor or its affiliates

         Security or Securities means any note, stock, treasury stock, security future, bond, debenture, evidence of indebtedness, certificate of interest or participation in any profit-sharing agreement, collateral-trust certificate, preorganization certificate or subscription, transferable share, investment contract, voting-trust certificate, certificate of deposit for a security, fractional undivided interest in oil, gas, or other mineral rights, any put, call, straddle, option, or privilege on any security (including a certificate of deposit) or on any group or index of securities (including any interest therein or based on the value thereof), or any put, call, straddle, option, or

                                      A-3

privilege entered into on a national securities exchange relating to foreign currency, or, in general, any interest or instrument commonly known as a
"security", or any certificate of interest or participation in, temporary or interim certificate for, receipt for, guarantee of, or warrant or right to subscribe to or purchase any of the foregoing.

         A Security held or to be acquired by a Fund or being considered for purchase or sale means: (i) any security that within the most recent 15 days is or has been held by a Fund or is being or has been considered by the Advisor for purchase by a Fund and (ii) any option to purchase or sell, and any security convertible into or exchangeable for, a security.

                                      A-4

                                                                  Exhibit (p)(2)

                                   APPENDIX B

              XShares Advisors LLC Family of Exchange-Traded Funds
              ----------------------------------------------------

Affiliated ETFs
---------------

         HealthShares(TM), Inc.

         HealthShares(TM) Asian Health Exchange-Traded Fund HealthShares(TM)
         Autoimmune-Inflammation Exchange-Traded Fund HealthShares(TM) Cancer
         Exchange-Traded Fund HealthShares(TM) Cardio Devices Exchange-Traded
         Fund HealthShares(TM) Cardiology Exchange-Traded Fund HealthShares(TM)
         Dermatology and Wound Care Exchange-Traded Fund HealthShares(TM)
         Diagnostics Exchange-Traded Fund HealthShares(TM) Emerging Cancer
         Exchange-Traded Fund HealthShares(TM) Enabling Technologies
         Exchange-Traded Fund HealthShares(TM) European Drugs Exchange-Traded
         Fund HealthShares(TM) European Medical Products and Devices
         Exchange-Traded Fund HealthShares(TM) GI/Gender Health Exchange-Traded
         Fund HealthShares(TM) Infectious Disease Exchange-Traded Fund
         HealthShares(TM) Metabolic-Endocrine Disorders Exchange-Traded Fund
         HealthShares(TM) Neuroscience Exchange-Traded Fund HealthShares(TM)
         Ophthalmology Exchange-Traded Fund HealthShares(TM) Orthopedic Repair
         Exchange-Traded Fund HealthShares(TM) Patient Care Services
         Exchange-Traded Fund HealthShares(TM) Respiratory/Pulmonary
         Exchange-Traded Fund HealthShares(TM) Composite Exchange-Traded Fund

Un-Affiliated ETFs
------------------

         TDAX Funds, Inc.

         TDAX Independence 2010 Exchange-Traded Fund
         TDAX Independence 2020 Exchange-Traded Fund
         TDAX Independence 2030 Exchange-Traded Fund
         TDAX Independence 2040 Exchange-Traded Fund
         TDAX Independence In-Target Exchange-Traded Fund

                                      B-1

                                                                  Exhibit (p)(2)

                                   APPENDIX C

                        Personal Trade Request Form (PTR)
                        ---------------------------------

         The following form must be completed by you in order to request pre-clearance of a personal securities transaction that requires pre-clearance under the Code of Ethics of either HealthShares(TM), Inc., TDAX Funds, Inc. or
XShares Advisors LLC. By signing below, you certify that you are not aware of any trades for any Funds in this Security over the past 15 days and that you are also not aware that the Advisor is planning on engaging in a trade involving this Security over the next 15 days. You further certify that you do not have any confidential or inside information relating to the issuer of this Security.
This Form must be submitted to the appropriate Company firm's Chief Compliance
Officer. You may not complete this trade until you receive approval from the
Chief Compliance Officer. If approved, the approval is good for the day it is given and the following business day. If your trade is not completed within that time, you must submit a new request.

Name: __________________

Social Security Number: _____________

Investment Information
Issuer and ticker symbol: _____________________

Nature of Equity Investments (please circle):

                  Common Stock      Preferred Stock

                  Number of Shares:  __________

Nature of Fixed Income Investments:

                  Describe instrument :__________

                  Principal amount of trade:  __________

Transaction Information
Transaction Type (please circle):

         Purchase        Sale       Short Sale

Estimated Trade Date:
                      ----------------------
Estimated Price:
                 ---------------------------
Broker/Dealer:
               -----------------------------
Is the proposed investment an IPO?                           Y       N
Is the proposed investment a Limited Offering?               Y       N

                  Signature:_____________________

                  Date:_______________________

                                      C-1

                                                 Chief Compliance Officer Action

                                                 Approved:________________

                                                 Not Approved:_____________

                                      C-2

                                                                  Exhibit (p)(2)

                                   APPENDIX D

                       Initial and Annual Holdings Reports
                       -----------------------------------

To: The Chief Compliance Officer

HealthShares(TM), Inc
TDAX Funds, Inc.
XShares Advisors LLC

         As of _____________, a date within 45 calendar days of this submission,
I had direct or indirect beneficial ownership interest in the Securities listed below which are required to be reported pursuant to the Code of Ethics of
HealthShares(TM), Inc., TDAX Funds, Inc. or XShares Advisors LLC.

Name of Reporting Person:

If Initial Report, Date Person Became Subject to the Code:

Information in Report Dated as of:

Date Report Submitted:

Securities Holdings:

Check here if, in lieu of completing the chart below, you have attached all of your most recent investment account statements:_______, Number of statements attached:__________

                                                                                          Principal Amount,
                                                                                          Maturity Date and
                                 Ticker Symbol                                            Interest Rate (if
    Title of Security            or CUSIP                     Number of Shares            applicable)
--------------------------       -----------------            ----------------------      -----------------------------------

         The name of all brokers, dealers or banks with whom I maintain an account in which my securities are held for my direct or indirect benefit are as follows

             Name of Broker, Dealer or Bank                            Name(s) on and Type of Account
             ------------------------------                            ------------------------------

                                      D-1

         I certify that I have included on this report all securities holdings and accounts required to be reported pursuant to the Code of Ethics and that the information contained herein is accurate an complete.

   Signature:__________________                   Date:____________________

                                      D-2

                                                                  Exhibit (p)(2)

                                   APPENDIX E

                                Quarterly Report
                                ----------------

To: The Chief Compliance Officer

         HealthShares(TM), Inc.
         TDAX Funds, Inc.
         XShares Advisors LLC

         I hereby certify that I have engaged in the following personal securities transactions which are required to be reported under the Code of
Ethics of HealthShares(TM), Inc., TDAX Funds, Inc. or XShares Advisors LLC
during the calendar quarter indicated below. I hereby submit this report within
30 days after the end of that quarter. (Note: you do not need to complete this report if all of your trading confirmations and account statements are already being delivered to the Chief Compliance Officer)

Name of Reporting Person:

Calendar Quarter Ended:

Date Report Submitted:

Securities Transactions

         Please provide the following information for any reportable transactions during the quarter:

                                                                          Principal
                                                                          Amount,                      Name of
                                                                          Maturity                     Broker,
                                                                          Date and                     Dealer or
                               Ticker                                     Interest                     Bank
Date of          Title of      Symbol or       Number                     Rate (if       Type of       Effecting
Transaction      Security      CUSIP           of Shares      Price       applicable)    Transaction   Transaction
--------------   ------------  ------------    -------------  ----------  -------------  ------------- ----------------------------

         I have established the following new accounts with brokers, dealers or banks in which my securities are held for my direct or indirect benefit.

  Name of Broker, Dealer or Bank           Date Account was Established           Name(s) on and Type of Account
----------------------------------         -------------------------------        -------------------------------------------------

                                      E-1

         I certify that I have included on this report all securities transactions and accounts required to be reported pursuant to the Code of
Ethics.

Signature:___________________                        Date:___________________

                                      E-2

                                                                  Exhibit (p)(2)

                                   APPENDIX F

                                 Acknowledgment
                                 --------------

To:  Chief Compliance Officer

         HealthShares(TM), Inc.
         TDAX Funds, Inc.
         XShares Advisors LLC

Re:  Acknowledgment of Code of Ethics

         Initial Acknowledgment: Please check here if this is an initial
acknowledgment.                                                             |_|

         I certify that (1) I have received, read and understand this Code of
Ethics, (2) I am aware that I am subject to the provisions of this Code, (3) I will comply with this Code, (4) I will report all holdings, transactions and accounts that I am required to report pursuant to this Code.

         Annual Acknowledgment: Please check here if this is an annual
acknowledgment.                                                             |_|

         I certify that (1) I have received, read and understand this Code of
Ethics, (2) I am aware that I am subject to the provisions of this Code, (3) I have complied with this Code at all times during the previous calendar year, and
(4) I have, during the previous calendar year, reported all holdings, transactions and accounts that I am required to report pursuant to this Code.

Name (print):___________________________

Position:_______________________________

Signature:______________________________

Date Submitted:_________________________

                                      F-1

                                                                  Exhibit (p)(3)

                      AMERIVEST INVESTMENT MANAGEMENT, LLC

                       Code of Business Conduct and Ethics

                            Adopted January 31, 2005
                                  (Revised TBD)

                      AMERIVEST INVESTMENT MANAGEMENT, LLC

                       Code of Business Conduct and Ethics

Index:

I.   Purpose and Background

II.  Applicability

III. Standards of Business Conduct and Ethics

     A.   Honest and Ethical Conduct

     B.   Compliance with Laws, Rules and Regulations

     C.   Full, Fair, Accurate, Timely and Understandable Public Disclosure

IV.  Additional Standards and Policies

     A.   Holdings Reports

     B.   Trading of Securities

     C.   Sub-Advisory Activities

     D.   Protection of Intellectual Property

     E.   Protection of Confidential Information

     F.   Corporate Opportunity

     G.   Fair Dealing

     H.   Equal Employment Opportunity and Harassment

     I.   Protection and Use of Company Assets

     J.   Record Keeping

V.   Reporting Violations

     A.   Reporting Violations of the Code

     B.   Anonymous Reporting of Violations

     C.   Anti-Retaliation

VI. Compliance and Accountability

     Appendix A, Defined Terms
     Appendix B, Holdings and Transaction Reports

                                       2

                      AMERIVEST INVESTMENT MANAGEMENT, LLC

                       Code of Business Conduct and Ethics

I.       Purpose and Background

         This Code of Business Conduct and Ethics (this "Code") is designed (a)
to promote (i) honest and ethical conduct, (ii) compliance with applicable laws, rules and regulations, and (iii) full, fair, accurate, timely and understandable disclosure in the reports and documents that AMERIVEST Investment Management,
LLC (herein called "AMERIVEST" or the "Company") files with or submits to the
Securities and Exchange Commission (the "SEC") and in other public communications made by AMERIVEST (collectively, the "Public Disclosures"), (b)
to deter wrongdoing, and (c) to help foster an atmosphere of ethical and prudent conduct throughout the Company. This Code outlines the broad principles of legal and ethical business conduct embraced by AMERIVEST. It is not a complete list of legal or ethical standards applicable to the managers, officers or associates
(i.e. employees) of the Company.

         In addition to this Code, (i) the Company has adopted policies addressing specific issues, including, but not limited to, those expressed or referenced in the Company's Supervisory Procedures Manual, some of which are cross-referenced in this Code, and (ii) the Company's managers, officers and associates are subject to the policies and procedures of the Company's ultimate
Parent, TD AMERITRADE Holding Corporation ("TDA") and its other broker dealer subsidiaries, some of which also are cross-referenced in this Code. These policies are not part of this Code but they are important and you are required to familiarize yourself and comply with such policies.

II.      Applicability

This Code applies to all managers, officers and associates of the Company as well as any other persons who are subject to its supervision and control. Such persons fall within the category of "Supervised Persons" as defined in Section
202(a)(25) of the Investment Advisers Act of 1940 (the "Advisers Act") and are
herein called "Supervised Persons". Those Supervised Persons of the Company who
may have access to non-public information relating to the Company's advisory activities would also be deemed to be "Access Persons" under Rule 204A-1 and are herein called "Access Persons". Generally, Supervised Persons of AMERIVEST will not be considered Access Persons because of the limited business model of
AMERIVEST, which deals exclusively with asset allocation models involving exchange-traded funds ("ETFs") and cash investment vehicles such as money market funds and does not involve any individual securities recommendations or discretionary account management by AMERIVEST or its associates. This Code constitutes the Code of Ethics required of all investment advisors registered with the SEC pursuant to Rule 204A-1 under the Advisers Act. On an annual basis the Company is required to provide each Supervised Person with a copy of this
Code and any amendments thereto. Supervised Persons will be required to acknowledge receipt of this Code and any amendments in a manner selected by the
Company.

                                       3

         The Code also should be provided to and generally followed by the
Company's agents and representatives, including contract or temporary personnel and outside consultants.

III.     Standards of Business Conduct and Ethics

         A.       Honest and Ethical Conduct

         All Supervised Persons shall act in accordance with high standards of honest and ethical conduct, including taking appropriate actions to permit and facilitate the ethical handling and resolution of actual or apparent conflicts of interest between personal and professional relationships. These standards are premised on fundamental principles of openness, integrity, honesty and trust.
While these standards do not prohibit any action that is in compliance with the
Advisers Act and the federal securities laws, the Company places a high value on honest and ethical conduct and expects Supervised Persons to act accordingly.

         B.       Compliance with Laws, Rules and Regulations

         In performing his or her duties, Supervised Persons shall take appropriate action within his or her areas of responsibility to cause the
Company to comply, with applicable governmental laws, rules, and regulations, including the Advisers Act and the federal securities laws. In particular, each
Supervised Person shall be mindful at all times of the fiduciary duty the
Company has to its clients under the Advisers Act. In short, that duty requires that the Company act in the best interest of its clients. This includes the duty to exercise the utmost good faith in dealings with clients, to make full disclosure of all material facts and to employ reasonable care to avoid misleading clients.

         C.       Full, Fair, Accurate, Timely and Understandable Public
                  Disclosure

         In performing his or her duties, Supervised Persons who are responsible for or otherwise involved in the process of preparation or review of AMERIVEST's
Public Disclosures shall take appropriate action within his or her areas of responsibility to cause the Company's public disclosures to be full, fair, accurate, timely, and understandable.

         Each Supervised Persons who is called upon to provide information in connection with the Public Disclosure process shall take appropriate and prompt action to provide full and accurate information to those Supervised Persons who are responsible for or otherwise involved in the process of preparation or review of the Company's Public Disclosures.

                                       4

IV.      Additional Standards and Policies

         A.       Holdings and Transaction Reports

         SEC Rule 204A-1(b)(1) requires each Access Person to complete an initial holdings report within 10 days of becoming an Access Person and at least once a year thereafter. Furthermore, SEC Rule 204A-1(b)(2) requires Access
Persons to submit quarterly securities transactions reports. The quarterly securities transactions reports are due no later than 30 days after the close of the calendar quarter.

         AMERIVEST will rely on the duplicate information which is contained in trade confirmations and/or account statements that TD AMERITRADE, Inc. ("TD
AMERITRADE") has on file to satisfy the initial holdings report and transaction report requirements since AMERIVEST associates are also associated persons of TD
AMERITRADE, they are subject to similar holding and transaction reporting requirements, copies of which are set forth in the TDA, TD AMERITRADE or TD
AMERITRADE Clearing, Inc WSPs including Appendix I, Associate Trading Policies and Procedures (Appendix B), the requirements include procedures covering:
               o   Securities Accounts
               o   Securities Account Transactions
               o   Securities Transactions for Personal and Family-Related
                   Accounts
               o   Private Securities Transactions

         If a new access person has not been an associate of TD AMERITRADE for at least three months and therefore TD AMERITRADE does not have the duplicate confirmations or statements on file then, the Access Person must submit a holdings report to the Chief Compliance Officer or his designee no later than 10 days after he/she becomes an Access Person. The information in the holdings report must be current as of a date no more than 45 days prior to the dates the person becomes an Access Person and must contain, at a minimum:
         o   The title and type of security, and as applicable the exchange ticker symbol or CUSIP number, number of shares, and principal amount of each reportable security in which the access person has any direct or indirect beneficial ownership;
         o   The name of any broker, dealer or bank with which the Access Person maintains an account in which any securities are held for the
             Access Person's direct or indirect benefit; and
         o   The date the Access Person submits the report.

To satisfy the annual holdings report requirement on an annual basis, Access
Persons will be required to verify that all brokerage accounts beneficially owned or controlled by them or a member of their immediate household are held with TD AMERITRADE in office codes designated for associate accounts and accounts held outside the designated TD AMERITRADE office codes (with external firms) have been disclosed and duplicate confirmations and statements are being provided to the Compliance Department.

The review of Access Persons' holding and transaction reports by the Chief
Compliance Officer or his designee will focus primarily on whether the Access
Person followed the required advance approval procedures as described below because the limited business model of AMERIVEST deals exclusively with the asset allocation models involving exchange-traded funds ("ETFs") and

                                       5

cash investment vehicles such as money market funds and does not involve any specific securities recommendations or discretionary account management by
AMERIVEST or its associates.

         B.       Trading of Securities

         Supervised Persons must not buy or sell securities on the basis of material nonpublic information relating to the Company's ultimate parent, TDA, or any other issuer of securities or communicate material, non-public information to another person who buys or sells securities on the basis of the information. Supervised Persons must periodically report (not less than annually) their personal securities transactions and holdings to the Company's
Chief Compliance Officer and the Company must review such reports. Supervised
Persons should refer to AMERIVEST's Supervisory Procedures Manual and to TDA's
Trading Policies for more detailed information about these requirements.

         Rule 204A-1 under the Advisors Act requires that Access Persons be subject to advance approval requirements in two circumstances: (i) investing in an initial public offering ("IPO") and (ii) investing in a private placement of securities. These requirements stem from concern that an Access Person's participation in either type of transaction would raise questions as to whether the investment opportunity should be offered instead to the advisor or its parent or its clients and whether the person might be receiving a personal benefit for directing business. AMERIVEST goes further than required as to IPOs, barring Access Persons from participating in them at all. AMERIVEST requires pre-clearance as to Access Persons investing in any private placement of securities. Any such pre-clearance request should be directed to the Company's
Chief Compliance Officer.

         C.       Sub-Advisory Activities

          As a Sub-Advisor for TDAX Funds, Inc., AMERIVEST will provide oversight to include review of the portfolio of securities of each Independence
Exchange Traded Fund in accordance with the terms of the Fund's Prospectus and
Statement of Additional Information, assistance in the resolution of any pricing issues and assistance in the development of trading strategies. These functions are assigned to the Director of Portfolios for AMERIVEST. The Director of
Portfolios for AMERIVEST is prohibited from disclosing or using any material nonpublic information acquired through his employment and obligations with regards to the TDAX Funds, except as appropriate in connection with the rendering of services per the sub-advisory agreement. Persons under the supervision of the Director of Portfolios are also subject to the prohibition.

         The Director of Portfolios and persons under his supervision are also prohibited from buying or selling any securities that will be added or deleted from any Independence Exchange Traded Fund or Index. AMERIVEST's Supervisory
Procedures Manual contains detailed information about these requirements.

         In addition, to the extent that any AMERIVEST personnel has material nonpublic information in regards to an impending purchase or sale of securities in an Independence

                                       6

Exchange Traded Fund or related Index, AMERIVEST personnel may not use or disseminate this information to any persons particularly when recommending securities to clients. A violation of this requirement may result in disciplinary action, up to and including termination of employment.

         D.       Protection of Intellectual Property

         It is the Company's policy to protect the intellectual property developed, licensed or otherwise owned by the Company. Supervised Persons should refer to TDA's Intellectual Property Protection Policy.

         E.       Protection of Confidential Information

         It is the Company's policy to protect the following information from unauthorized disclosure or use:

     o   Confidential information about the Company and its clients, including material nonpublic information about the Company's securities recommendations, client securities holdings and transactions, business, financial, technical, research and development, personnel and personal information; and

     o   Any information that the Company obtains from another company or person in confidence under a nondisclosure agreement.

Company policy also involves taking reasonable measures to establish proprietary rights to trade secrets and to avoid infringement of others' intellectual property rights. Supervised Persons should refer to TDA's Confidential
Information Protection Policy.

         F.       Corporate Opportunity

         Each of the Supervised Persons owes a duty to the Company to advance its legitimate interests when the opportunity to do so arises. A Supervised
Person, may not compete against the Company or take for himself or herself, or direct to a third party an opportunity that would be an appropriate opportunity for the Company that is discovered in the course of such person's service to or employment by the Company or through the use of the Company's property or information, unless the Company has already been offered the opportunity and turned it down.

         G.       Fair Dealing

         It is the Company's policy to engage in honest business competition. It does not seek competitive advantages through illegal or unethical business practices. In furtherance of this policy, each of the Supervised Persons should deal fairly with all other Supervised Persons and the clients, service providers, and suppliers of the Company.

         No Supervised Person should take unfair advantage of anyone through manipulation, concealment, abuse of privileged information, misrepresentations of material facts, or any unfair dealing practice.

                                       7

         Fair dealing requires that the Company deal with competitors at arm's length. For example, agreements to restrain trade by setting prices with competitors violate antitrust laws designed to encourage competition. Fair dealing also requires that Supervised Persons not make illegal payments--which could include gifts, favors, entertainment and cash--to government officials.
Each of the Supervised Persons must comply with the Foreign Corrupt Practices
Act, which generally prohibits giving anything of value, directly or indirectly, to foreign government officials or political candidates in order to obtain or retain business. The purpose of business entertainment and gifts in a commercial setting is to create good will and sound working relationships, not to gain unfair advantage with customers. Supervised Persons should refer to the
Company's Gifts and Gratuities Policy, which is the one set forth in the TDA
Associate Handbook.

         H.       Equal Employment Opportunity and Harassment

         It is the Company's policy to provide equal employment opportunities in all aspects of employment and the Company prohibits discrimination of any kind.
The Company expects each of the Supervised Persons to act in a manner consistent with its equal employment opportunity policy.

         The Company is committed to a work environment which fosters teamwork and cooperation and in which all individuals are treated with respect and dignity. Accordingly, it is the continuing policy of the Company to ensure that harassment will not be tolerated. This includes associates, applicants for employment, temporary workers, contractors, vendors, service providers, clients or others with whom associates may interact in the workplace.

         Supervised Persons again should refer to the TDA Associate Handbook, which provides additional information regarding the Company's equal employment opportunity, harassment, and other policies.
         I.       Protection and Use of Company Assets

         Each of the Supervised Persons should protect the assets of the
Company, including records and confidential information, and ensure their efficient use. All assets of the Company should be used for legitimate business purposes only. In addition, Supervised Persons should refer to the TD AMERITRADE
Delegation of Authority Policy, which provides controls relating to the approval of transactions, expenditures and other disposition of assets.

         J.       Record Keeping

         The Company requires honest and accurate recording and reporting of information in order to make responsible business decisions and to comply with applicable laws and regulations. All of the Company's books, records, accounts and financial statements must be maintained in reasonable detail, must accurately reflect the Company's transactions and must conform both to applicable legal requirements and to the Company's system of internal controls.
Company records are maintained in accordance with the policies of the Company's
Parent, TDA its affiliated broker dealers pursuant to the Business Services
Agreement between TD AMERITRADE Services Company, Inc and AMERIVEST and the
records maintained are subject to the TDA Master Record Retention Schedule.

                                       8

         It is the Company's policy to retain all records and documents necessary for the conduct of its business and as required by applicable laws, rules and regulations. Records and documents should be retained according to the
Company's record retention policies. Records and documents should not be destroyed or discarded if they are the subject of an investigation (whether internal or by a governmental authority or self-regulatory organization) or a judicial, regulatory, administrative or other proceeding, including, but not limited to, records or documents that are requested in a subpoena or other information request in an investigation or proceeding. Questions regarding record and document retention in such situations should be addressed to the
Company's Chief Compliance Officer.

V.       Reporting Violations

         A.       Reporting Violations of the Code

         Each of the Supervised Persons shall promptly provide AMERIVEST's Chief
Compliance Officer with information concerning conduct such Supervised Person reasonably believes to constitute a violation of this Code or a material violation by the Company or its directors, officers or associates, of the securities laws, rules or regulations and other laws, rules or regulations applicable to the Company. Alternatively, Supervised Persons may provide such information anonymously in accordance with subsection B below.

         Any Supervised Person having a concern or complaint regarding questionable matters of the Company is encouraged to speak with his or her manager or submit the concern or complaint to AMERIVEST's Chief Compliance
Officer. Such concerns or complaints may be submitted anonymously in accordance with subsection B below, in which case they will be treated as confidential subject to applicable law, rules and regulations.

         B.       B.       Anonymous Reporting of Violations

         Any violation of this Code and any violation by the Company or a
Supervised Person of the securities laws, rules or regulations, other laws, rules or regulations applicable to the Company or concerns or complaints regarding questionable accounting or auditing matters of the Company may be reported anonymously via TDA's hotline provider, The Network, by calling
1-877-888-0002.

                                       9

         C.       Anti-Retaliation

         Supervised Persons are encouraged to talk to supervisors, managers or other appropriate personnel about observed possible violations of this Code or laws, rules, or regulations. It is the policy of the Company not to permit retaliation for good faith reports of misconduct by others and to promptly investigate reports received. The Company strives to ensure that all of its associates can work in an environment free from retaliation. Retaliation against an individual for reporting violations or participating in investigations relating to perceived violations of Company policies or this Code, or laws, rules or regulations is a violation of this Code and will subject the offender to disciplinary action, up to and including termination. False and malicious complaints of retaliation may be the subject of appropriate disciplinary action as well. This does not include any complaints made in good faith, even if it is determined that unlawful retaliation did not occur.

         Supervised Persons who believe that they have been the victims of unlawful retaliation resulting from their lawful act of providing information to, or assisting an investigation performed by, the Company or any regulatory or government agency should immediately report their concerns to TD AMERITRADE's
Human Resource Department or anonymously as provided in subsection B above. Any reported allegations of retaliation will be investigated promptly. The investigation may include individual interviews with the persons involved and, where necessary, with individuals who may have observed the alleged conduct or may have other relevant knowledge. Each of the Supervised Persons is expected to cooperate in connection with the investigation. Confidentiality will be maintained throughout the investigatory process to the extent consistent with the need to conduct an adequate investigation and, where appropriate, take corrective action.

VI.      Compliance and Accountability

         With respect to all Supervised Persons, the Company's Chief Compliance
Officer has the authority to assess compliance with this Code and to report any deficiencies to the Company's managers and/or to TD AMERITRADE's General Counsel and its Chief Administrative Officer. In addition, TD AMERITRADE's General
Counsel and its Chief Administrative Officer each has the authority to (i)
assess compliance with this Code, and report violations of this Code to the
Audit Committee of TD AMERITRADE's Board of Directors to the extent either determines appropriate, and (ii) based upon the relevant facts and circumstances, determine appropriate action or recommend to the Audit Committee appropriate action.

         A violation of this Code may result in disciplinary action, up to and including termination of employment.

                                       10

                       Code of Business Conduct and Ethics

Appendix, Defined Terms

The terms below are defined in the sections indicated:

"Access Persons"                    Section II

"Advisors Act":                     Section II

"Ameritrade":                       Section I

"Code":                             Section I

"Company":                          Section I

"Supervised Persons":               Section II

"Public Disclosures":               Section I

"SEC":                              Section I

Appendix B, Holdings and Transaction Reports

TD AMERITRADE, Inc. Written Supervisory Procedures Manual:
http://athena.ameritrade.com/uploads/p_compliance/86528_1_2006-09-01_
Written%20Supervisory%20Procedures%20Manual_BD%205633.pdf

Appendix I, Trading Policies and Procedures:
http://athena.ameritrade.com/uploads/p_compliance/86535_Appendix%20I%20-
%20TRADING%20POLICIES%20AND%20PROCEDURES.pdf

                                                                  Exhibit (p)(4)

EXHIBIT D     CODE OF ETHICS

                           Revised as of January 2006

                                 CODE OF ETHICS

                                       FOR

                              BNY ASSET MANAGEMENT
                             THE BANK OF NEW YORK*
                                     ("BNY")

                                       AS

                               INVESTMENT ADVISER

___________________________________
* Also applicable to employees of Estabrook Capital Management LLC to the extent that they are access persons of the BNY Hamilton Funds

                                  INTRODUCTION

This Investment Company Code of Ethics is adopted pursuant to Rule 17j-1 under the Investment Company Act and Rule 204A-1 under the Investment Advisers Act.
Adherence to the Code of Ethics and the related restrictions on personal investing is considered a basic condition for providing advisory and related services to registered investment companies for which BNY Asset Management serves as investment advisor (collectively "RICs"). If employees have any doubts as to the propriety of any activity, they should consult with one of the BNY
Asset Management Surveillance Officers. The Code of Ethics is designed to prevent violations of all applicable federal securities laws,

This Code of Ethics is in addition to the Code of Ethics for each RIC.

I.       APPLICABILITY OF CODE OF ETHICS

This Investment Company Code of Ethics shall apply to any person who meets the definition of "access person," as defined in Rule 17j-1 and Rule 204A-1, with respect to the RICs.

II.      DEFINITIONS

(a)      "Access person" is defined by the Rules to include any BNY employee:

         (1) who makes any recommendation, who participates in determining which recommendation will be made, or whose principal functions or duties relate to the determination of which recommendation will be made by BNY on behalf of any RIC or

         (2) who, in connection with his or her duties, obtains any information concerning recommendations being made by BNY on behalf of any RIC or who makes, participates in or obtains information regarding the purchase or sale of any securities by any RIC.

         This definition includes portfolio managers, analysts and traders employed by the Bank who serve RICs as an investment advisor. There may be additional employees who fall within the definition of access person who, because of the nature of their position, possess information regarding the securities that RICs will purchase or sell. A comprehensive list of all access persons will be compiled and maintained by the BNY Asset Management Surveillance
Officers. All access persons shall be notified of their obligations under this
Code of Ethics.

(b) "Beneficial ownership" shall be interpreted in the same manner as the definition of "beneficial owner" set forth in Rule 16a-1(a)(2) under the
Securities Exchange Act of 1934 (the "Exchange Act") and shall refer to any security in which the access person has or acquires, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, a direct or indirect pecuniary interest (other than a pecuniary interest arising from compensation for services rendered) (see Exhibit A annexed hereto). For example, in addition to a person's own account, beneficial ownership encompasses securities held in the name of a spouse or equivalent domestic partner, minor children, a relative sharing a

                                                                               1

home with such person or certain trusts under which such person or a related party is a beneficiary. Please note, however, that this list provides only a few of the more common examples and that Exhibit A should be carefully reviewed to identify other potential instances of beneficial ownership.

(c) "Index Fund Securities" are securities being purchased or sold by a RIC index fund that purchases and sells securities pursuant to a pre-determined formula.

(d) "Initial Public Offering" means an offering of securities registered under the Securities Act of 1933 (the "Securities Act"), the issuer of which immediately before registration, was not subject to the reporting requirements of the Sections 13 or 15(d) of the Exchange Act.

(e) "Privately placed securities" means securities which are purchased in an offering that is exempt from registration under the Securities Act pursuant to sections 4(2) or 4(6) or pursuant to rules 504, 505 or 506 thereunder.

III. TEXT OF RULE 17J-1(b) OF THE INVESTMENT COMPANY ACT

Rule 17j-1(b) prohibits access persons from engaging in certain specified activity. The text of Rule 17j-1(b) is attached as Exhibit B. All access persons are required to familiarize themselves with this Rule. No later than ten (10)
days after being designated as an access person, an access person shall be required to submit the attached Acknowledgment. All access persons shall be required to submit such Acknowledgment on an annual basis by January 30th of each year. Such Acknowledgment shall be submitted via the Personal Trading
Assistant ("PTA") system maintained by the BNY Asset Management Surveillance
Officers.

IV.      RESTRICTIONS ON PERSONAL INVESTING ACTIVITIES

Investment activities of all access persons must remain within the parameters set forth below:

(a)      Prohibited Purchases and Sales - General.

         (1) Except for "Exempted Transactions" specified in Section VI below, no access person shall purchase or sell, directly or indirectly, any security in which he has, or by reason of such transaction acquires, any direct or indirect beneficial ownership and which to his actual knowledge at the time of such purchase or sale (i) is being considered for purchase or sale by any RIC for which such person is an access person or (ii) is being purchased or sold by any RIC for which such person is an access person. This sub-section shall not apply to transactions in Index Fund Securities or to any securities transaction
         (A) for an account for which the access person is a discretionary investment advisor provided that such access person has no direct or indirect beneficial ownership interest in such account or (B) for a trust unless the trustee is a "beneficial owner of a trust" as such term is defined in Exhibit A annexed hereto.

                                                                               2

         (2) No access person shall reveal to any other person (except in the normal course of his or her duties on behalf of a RIC for which such person is an access person) any information regarding securities transactions by such RIC or consideration by such RIC of any such securities transaction.

         (3) No access person shall recommend any securities transaction by any
         RIC without having disclosed his or her interest, if any, in such securities or the issuer thereof, including without limitation (i) his or her direct or indirect beneficial ownership of any securities of such issuer; (ii) any contemplated transactions by such person in such securities; (iii) any position with such issuer or its affiliates; and
         (iv) any present or proposed business relationship between such issuer or its affiliates, on the one hand, and such person or any party in which such person has a significant interest, on the other; provided, however, that in the event the interest of such access person in such securities or issuer is not material to his or her personal net worth and any contemplated transaction by such person in such securities cannot reasonably be expected to have a material adverse effect on any such transaction by the RIC for which such person is an access person or on the market for the securities generally, such access person shall not be required to disclose his or her interest in the securities or issuer thereof in connection with any such recommendation.

(b) Prohibition on Acquiring Securities in an Initial Public Offering ("IPO")
Until After the Initial Offering has been Completed. Purchases of IPO's by access persons pose two potential conflicts of interest. First, an opportunity for access persons to participate in a "hot issue" or other attractive IPO is not likely to be viewed as a random event. It may also create the impression that future investment decisions for a RIC were not pursued solely because they were in the best interest of the RIC. Second, the realization of any short-term profits may create at least the appearance that an investment opportunity that should have been available to the RIC was diverted to the personal benefit of an individual employee. BNY believes that prohibiting the purchase of a security in an IPO until after the IPO has been completed will reduce these potential conflicts. After the IPO is completed, transactions in securities issued in the
IPO are subject to the restrictions contained in this Investment Company Code of
Ethics.

(c) Blackout Periods for Trading in the Same Security as a RIC. Other than transactions in Index Fund Securities, on a day during which any RIC has a pending "buy" or "sell" order in a security, all access persons are prohibited from executing a securities transaction in such security or related derivative security until such order is executed or withdrawn by such RIC or RICs.
Additionally, other than transactions in Index Fund Securities, portfolio managers with respect to the RIC that he or she manages are prohibited from buying or selling a security within seven (7) calendar days before and after the
RIC that he or she manages trades in that security. The blackout period after a
RIC trades is designed to allow dissipation of the market effect of the RIC's trade before the portfolio manager trades. The blackout period before a RIC trades is to negate the perception that the portfolio managers are front running the RIC or otherwise deriving improper benefit from their knowledge.

(d) Pre-Clearance of Personal Securities Transactions. Access persons will be required to pre-clear through one of the BNY Asset Management Surveillance
Officers all transactions in securities for which the access person has, or will acquire as a result of such transaction, direct or indirect beneficial ownership. This procedure will attempt to prevent a trade in which, for example, a portfolio manager of one RIC intends to purchase securities, unaware that another RIC in the same complex has an open order to purchase a significant block of the same security. All access persons must submit a request to execute a securities transaction, to, and obtain clearance for executing such transaction from, one of the BNY Asset Management Surveillance Officers before executing any securities transactions. The security will

                                                                               3

be checked against the system to attempt to determine whether or not the purchase or sale would violate this Investment Company Code of Ethics.

V.       DISCLOSURE OF PERSONAL HOLDINGS AND TRANSACTIONS

(a) Initial and Annual Disclosure. No later than ten (10) days after becoming an access person, an access person is required to submit to one of the BNY Asset
Management Surveillance Officers a listing of all securities that he or she holds or over which he or she has any direct or indirect beneficial ownership.
Such report must be current as of a date no more than 45 days prior to the date the person becomes an access person. This statement is to be updated by January
30th of each year by each access person. Such report must be current as of a date no more than 45 days prior to the end of the preceding calendar year. This disclosure will ensure that all non-exempt trades are being reported. The initial and annual disclosure statements shall include information with respect to those securities referenced in Section VI ("Exempted Transactions"). In lieu of providing a listing of all securities, an access person may submit a list of all securities or investment account statements (as attached hereto as Exhibit
C) along with the most recent statement for each referenced account. If an access person provides a list of account statements, he or she shall also submit a list of those investments that would not be reflected in traditional broker-dealer accounts (e.g., private placements).

The information obtained from such list of securities or securities or investment account statements shall be entered into the PTA system. All access persons shall electronically certify that the list of brokerage accounts in the
Broker Account screen of the PTA system is accurate and complete. Such access person shall also electronically certify that: (i) the Covered Securities listed on the Holdings screen of the PTA system are the only ones in which such access person has a direct or indirect beneficial ownership; (ii) the brokers, dealers, and banks listed on the Holdings screen of the PTA system are the only ones that such access person has established, or have been established, for such access person or the related parties as referred to in this Code of Ethics, in which securities (including those that may not be Covered Securities) are held for such access person's direct or indirect benefit; and (iii) such access person understands that report will be interpreted as a disclosure that such access person has a direct or indirect beneficial ownership in the Covered Securities listed on the Holdings screen.

(b) Monthly Disclosure - Duplicate Copies of Brokers' and Banks' Statements. All
access persons are required to direct their brokers and banks to supply to one of the BNY Asset Management Surveillance Officers a duplicate copy of securities or investment account statements for each account over which the access person has direct or indirect beneficial ownership.(1) If the broker or bank statement does not reflect any non-exempt securities transaction entered into by the access person during the period covered by the statement submitted on behalf of such access person, the access person must submit a Disclosure of Personal
Holdings Form reflecting such missing transactions and providing the following additional information: date of transaction, nature of transaction, and the price at which the transaction was effected. The transactions reported on the brokers' or banks' statements (and Disclosure of Personal Holdings Form if necessary) will be reviewed and compared against RIC transactions and the pre-clearance forms. The brokerage and bank statements (and Disclosure of
Personal Holdings Form if necessary) will allow BNY Asset Management to ensure the effectiveness of its compliance program.

(c) Quarterly Personal Securities Transactions Reports. Based on the list provided in Section V(a) and the monthly broker/bank statements provided in
Section V(b), the PTA system shall generate quarterly personal securities transaction reports. No later than ten (10) days following the end of each

____________________________________
(1) Please note that this requirement refers to bank statements for accounts which hold securities (e.g., custody statements). It does not refer to standard checking or savings accounts.

                                                                               4

calendar quarter, each access person shall be required to submit an electronic certification to the effect that (i) such quarterly report lists all securities transactions (regardless of size) for the previous calendar quarter (except those "Exempted Transactions" described in Section VI(a), (b), (c) and (e)
hereof) in which such access person may be deemed to have had, or by reason of such transaction acquired, any direct or indirect beneficial ownership interest and (ii) other than the accounts for which statements were provided pursuant to
Section V(b), there were no accounts established by such access person in which such access person held, or over which access person may be deemed to have had any direct or indirect beneficial ownership of any securities during the previous calendar quarter. For the avoidance of doubt, an access person's obligation to disclose any new accounts shall apply even when the only transactions in such accounts are "Exempted Transactions" as described in
Section VI.

(d) No Duplicative Reporting. If any access person is required to submit a report or statement under another code of ethics or code of conduct relating to a RIC and containing the same information as is required under this Investment
Company Code of Ethics, then only one such report or statement is required to be submitted provided such report or statement is submitted to one of the BNY Asset
Management Surveillance Officers.

VI. EXEMPTED TRANSACTIONS

Except as noted, the following transactions are specifically exempted from coverage by this Investment Company Code of Ethics:

         (a)      transactions in securities issued by the Government of the
                  United States;

         (b)      transactions in shares of open-ended investment companies
                  (other than exchange-traded funds, the BNY Hamilton funds and any other funds for which The Bank of New York serves as
                  investment adviser);

         (c)      transactions involving bank certificates of deposit, bankers'
                  acceptance, commercial paper and high quality short-term debt instruments (including repurchase agreements);

         (d)      transactions in securities which are not eligible for purchase or sale by the RIC for which such access person is an access person;

         (e)      transactions effected in any account over which the access person has no direct or indirect influence or control (i.e., blind trust, discretionary account or trust managed by a third party);

         (f)      transactions which are part of an dividend reinvestment plan;

         (g)      purchases effected upon the exercise of rights issued pro rata to all holders of a class of its securities, to the extent such rights were acquired from such an issuer, and sales of such rights so acquired; and

         (h)      transactions in securities of The Bank of New York Company,
                  Inc. (provided, however, that all employees remain subject to the Bank's Policy entitled "Purchase And Sale Of The Bank Of
                  New York Company, Inc. Securities").

                                                                               5

VII.     OVERSIGHT OF INVESTMENT COMPANY CODE OF ETHICS

The reports filed by access persons pursuant to this Investment Company Code of
Ethics will be reviewed on a monthly basis by one of the BNY Asset Management
Surveillance Officers and compared to transactions entered into by BNY Asset
Management on behalf of the RIC. Any transactions that are believed to be a violation of this Investment Company Code of Ethics will be reported promptly to
BNY Asset Management's Chief Investment Officer and/or Director of Investment
Management.

The Chief Investment Officer and/or Director of Investment Management shall consider reports made to him or her and shall make a determination as to whether a violation of this Investment Company Code of Ethics has occurred. If a violation has occurred, the Chief Investment Officer and/or Director of
Investment Management may impose such sanctions or remedial action as he or she deems appropriate. These sanctions may include, among other things, disgorgement of any profits or price advantage realized from the transaction that resulted in the violation to an appropriate charity, requiring reversal of a trade, fines, suspension of trading privileges or suspension or termination of employment with
BNY. BNY has adopted the following penalty schedule for violations:

1st Incident               Notice of censure and disgorgement

-------------------------------------------------------------------------------------------------------------
2nd Incident         Fines and disgorgement       Assistant Treasurer and below               $ 100
-------------------------------------------------------------------------------------------------------------
                                                  Asst. Vice President, Vice President        $ 200
-------------------------------------------------------------------------------------------------------------
                                                  Managing Director and above                 $ 500
-------------------------------------------------------------------------------------------------------------

3rd Incident         Fines and disgorgement       Assistant Treasurer and below               $ 200
-------------------------------------------------------------------------------------------------------------
                                                  Asst. Vice President, Vice President        $ 500
-------------------------------------------------------------------------------------------------------------
                                                  Managing Director and above                 $ 1000
-------------------------------------------------------------------------------------------------------------

NOTE: The BNYIA Oversight Committee retains the right to impose greater or lesser sanctions depending upon the facts and circumstances surrounding the violations. All fines and disgorgement of profits (or losses avoided) will be paid by the access person directly to BNY. BNY will then donate all monies collected to a charitable organization. A rolling 3 year period will be monitored for multiple incidents.

January 2006

                                                                               6

                                    EXHIBIT A

         The term "beneficial ownership" of securities includes not only ownership of securities held by an access person for his or her own benefit, whether in bearer form or registered in his or her own name or otherwise, but also ownership of securities held for his or her benefit by others (regardless of whether or how they are registered), such as custodians, brokers, executors, administrators, or trustees (including trusts in which he or she has only a remainder interest), and securities held for his or her account by pledges, securities owned by a partnership in which he or she is a member, and securities owned by any corporation which he or she should regard as a personal holding corporation. Correspondingly, this term excludes securities held by an access person for the benefit of someone else.

         Ordinarily, this term does not include securities held by executors or administrators in estates in which an access person is a legatee or beneficiary unless there is a specific legacy to such person of such securities or such person is the sole legatee or beneficiary and there are other assets in the estate sufficient to pay debts ranking ahead of such legacy, or the securities are held in the estate more than one year after the decedent's death.

         Securities held in the name of another are considered as "beneficially"
owned by an access person where such person enjoys "benefits substantially equivalent to ownership." The Securities and Exchange Commission has said that, although final determination of beneficial ownership is a question to be determined in the light of the facts of a particular case, generally a person is regarded as the beneficial owner of securities held in the name of his or her spouse and their minor children. Absent special circumstances, such relationship ordinarily results in such person obtaining benefits substantially equivalent to ownership, e,g., application of the income derived from such securities to maintain a common home, to meet expenses which such person otherwise would meet from other sources, or the ability to exercise a controlling influence over the purchase, sale or voting or such securities.

         An access person also is regarded as the beneficial owner of securities held in the name of another person if, by reason of any contract, understanding, relationship, agreement or other arrangement, he obtains therefrom benefits substantially equivalent to those of ownership. Moreover, the fact that the

                                                                               7

holder is a relative or relative of a spouse and sharing the same home as an access person may in itself indicate that the access person would obtain benefits substantially equivalent to those of ownership from securities held in the name of such relative. Thus, absent countervailing facts, it is expected that securities held by relatives who share the same home as an access person will be treated as being beneficially owned by the access person. An access person also is regarded as the beneficial owner of securities held in the name of a spouse, minor child or other person, even though he does not obtain therefrom the aforementioned benefits or ownership, if he can vest or revest title in himself at once or at some future time.

         With respect to trusts, an access person is a "beneficial owner of a trust" if (a) the trustee is an "insider" with respect to the trust and (b) the trustee has a "pecuniary interest" in the securities held by the trust. A trustee is an "insider" with respect to the trust if the trustee is an officer or director of any issuer whose securities are held in the trust. The trustee is also an "insider" if the trustee and the trust, either individually or in the aggregate, beneficially own more than ten percent of a security which is also held by the registered investment company with respect to which such trustee is an access person. Note that institutions engaged in holding securities for their clients in the ordinary course of business, and eligible to file a Schedule 13G, do not have to include customer account holdings in determining the ten percent beneficial owner status and, thus, customer trust accounts would not be included in the calculation of the ten percent beneficial ownership.

         A trustee will have a "pecuniary interest" in the trust if (a) the trustee or at least one member of the trustee's immediate family is a beneficiary of the trust or (b) the trustee receives a performance fee except where the fee is calculated, at a minimum, on an annual basis and the securities of an issuer (for which the access person is an "insider") do not comprise more than ten percent of the market value of the trust's portfolio.

                                                                               8

                                    EXHIBIT B

             Text of Rule 17i-1(b) under the Investment Company Act
             ------------------------------------------------------

The purpose of this Investment Company Code of Ethics is to provide procedures consistent with the Investment Company Act and, more specifically, Rule
1.7j-l(b) which reads as follows:

         "It is unlawful for any affiliated person of or principal underwriter for a Fund, or any affiliated person of an investment adviser of or principal underwriter for a Fund in connection with the purchase or sale, directly or indirectly, by the person of a Security Held or to be
         Acquired by the Fund:

              1.  To employ any device, scheme or artifice to defraud the Fund;

              2.  To make any untrue statement of a material fact to the Fund or omit to state a material fact to the Fund necessary in order to make the statements made to the Fund, in light of the
                  circumstances under which they are made, not misleading;

              3.  To engage in any act, practice, or course of business that operates or would operate as a fraud or deceit on the Fund; or

              4.  To engage in any manipulative practice with respect to the
                  Fund."

For purposes of Rule 17j-1(b):

         (a) "Fund" is defined as "an investment company registered under the
             Investment Company Act."

         (b) "Security Held or to be Acquired by a Fund" means:

                  (i) Any Covered Security which, within the most recent 15
days:

                           (A)      Is or has been held by the Fund; or

                           (B)      Is being or has been considered by the Fund
                                    or its investment adviser for purchase by
                                    the Fund; and

                  (ii)     Any option to purchase or sell, and any security
                           convertible into or exchangeable for, a Covered
                           Security described in paragraph (a)(10)(i) of this
                           Rule 17j-1.

         (c) "Covered Security" means "any note, stock, treasury stock, security future, bond, debenture, evidence of indebtedness, certificate of interest or participation in any profit-sharing agreement, collateral-trust certificate, preorganization certificate or subscription, transferable share, investment contract, voting-trust certificate, certificate of deposit for a security, fractional undivided interest in oil, gas, or other mineral rights, any put, call, straddle, option, or privilege on any security (including a certificate of deposit) or on any group or index of securities
             (including any interest therein or based on the value thereof), or any put, call, straddle, option or privilege entered into on a national securities exchange relating to foreign currency, or, in general, any interest or instrument commonly known as a `security,'
             or any certificate of interest or participation in,

                                                                               9

             temporary or interim certificate for, receipt for, guarantee of, or warrant or right to subscribe to or purchase, any of the
             foregoing."

                                                                              10

                                 Acknowledgment
                                 --------------

         I hereby acknowledge receipt of the ____ BNY Asset Management ____
Estabrook Capital Management Investment Company Code of Ethics and certify that
I have read it and agree to abide by it. I also confirm that I have instructed all brokerage houses and banks where I maintain a securities or investment account to supply duplicate copies of my monthly statement to one of The Bank of
New York's BNY Asset Management Surveillance Officers. I hereby certify that I have never been found civilly liable for or criminally guilty of insider trading and that no legal proceedings alleging that I have violated the law on insider trading are now pending or, to my knowledge, threatened by any person or authority.

Date:
         ---------------------------

         ---------------------------

                                                     (Signature)

                                                     ---------------------------
                                                     (Print Name)

                                                                              11

Exhibit C

                 BNY Asset Management / Private Client Services
                   Employee Securities Account Disclosure Form

The EMPLOYEE SECURITIES ACCOUNT APPROVAL FORM is used to identify all brokerage accounts in which you, as an employee of BNY Asset Management or Private Client
Services, your spouse, dependent children and other related persons hold a beneficial interest

As an employee of the BNYAM / Estabrook, please recognize that from time to time we will use the resources at our disposal to ascertain the continuing accuracy of this disclosure.

----------------------------------------------------------------------------------------------------------
Name:                                                                Dept.
----------------------------------------------------------------------------------------------------------
Immediate Supervisor:               Group Director:                       Extension:
----------------------------------------------------------------------------------------------------------

Please provide the following information for each account in which you, your spouse or dependent child have a beneficial interest.

Firm Name:
                      ------------------------------------------------------------------------------------
Address:
                      ------------------------------------------------------------------------------------

Account Rep:                                                    Phone Number:
                      -------------------------------                         ----------------------------
Account #:
                      ------------------------------------------------------------------------------------
Account Name:
                      ------------------------------------------------------------------------------------
Investment Restrictions
                        ----------------------------------------------------------------------------------
Investment Control
                   ---------------------------------------------------------------------------------------

Firm Name:
                      ------------------------------------------------------------------------------------
Address:
                      ------------------------------------------------------------------------------------

Account Rep:                                                    Phone Number:
                      -------------------------------                         ----------------------------
Account #:
                      ------------------------------------------------------------------------------------
Account Name:
                      ------------------------------------------------------------------------------------
Investment Restrictions
                        ----------------------------------------------------------------------------------
Investment Control
                   ---------------------------------------------------------------------------------------

Firm Name:
                      ------------------------------------------------------------------------------------
Address:
                      ------------------------------------------------------------------------------------

Account Rep:                                                    Phone Number:
                      -------------------------------                         ----------------------------
Account #:
                      ------------------------------------------------------------------------------------
Account Name:
                      ------------------------------------------------------------------------------------
Investment Restrictions
                        ----------------------------------------------------------------------------------
Investment Control
                   ---------------------------------------------------------------------------------------

Firm Name:
                      ------------------------------------------------------------------------------------
Address:
                      ------------------------------------------------------------------------------------

Account Rep:                                                    Phone Number:
                      -------------------------------                         ----------------------------
Account #:
                      ------------------------------------------------------------------------------------
Account Name:
                      ------------------------------------------------------------------------------------
Investment Restrictions
                        ----------------------------------------------------------------------------------
Investment Control
                   ---------------------------------------------------------------------------------------
|_|      I do not maintain any brokerage accounts at this time

                                                                              12

                                                                  Exhibit (q)(1)

                                TDAX FUNDS, INC.

                                POWER OF ATTORNEY

                           KNOW ALL MEN BY THESE PRESENTS, that the undersigned
hereby constitutes and appoints David W. Jaffin and David M. Kelley with full power of substitution and resubstitution, as his true and lawful attorneys-in-fact and agents to execute in his name, place and stead, and on his behalf, in his capacity as an officer and director, the Registration Statement on Form N-1A, and any and all amendments thereto (including pre-effective and post-effective amendments) and any Registration Statement on Form N-14, and any
and all amendments thereto (including pre-effective and post-effective amendments) filed by TDAX Funds, Inc. (the "Corporation") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all other instruments which such attorneys-in-fact and agents deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or
Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, I have executed this Power of Attorney this 14th day of August, 2007.

                                             /s/ Anthony F. Dudzinksi
                                             ------------------------
                                             Anthony F. Dudzinksi

STATE OF NEW YORK )
                  :       ss.:
COUNTY OF NEW YORK)

                  On this 14th day of August, 2007 personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intents and purposes therein set forth.

                                                                  Exhibit (q)(1)

                                TDAX FUNDS, INC.

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Anthony F. Dudzinksi, David W. Jaffin and David M. Kelley with full power of substitution and resubstitution, as his true and lawful attorneys-in-fact and agents to execute in his name, place and stead, and on his behalf, in his capacity as a director, the Registration Statement on Form N-1A, and any and all amendments thereto (including pre-effective and post-effective amendments) and any Registration Statement on Form N-14, and any and all
amendments thereto (including pre-effective and post-effective amendments) filed by TDAX Funds, Inc. (the "Corporation") with the Securities and Exchange
Commission under the Securities Act of 1933, as amended, and under the
Investment Company Act of 1940, as amended, and any and all other instruments which such attorneys-in-fact and agents deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, the
Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or
Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys-in-fact and agents shall do or cause to be done by virtue hereof.
                  IN WITNESS WHEREOF, I have executed this Power of Attorney this 6th day of August, 2007.

                                             /s/ R. Charles Tschampion
                                             -------------------------
                                             R. Charles Tschampion

STATE OF New York      )
                       :       ss.:
COUNTY OF  New York    )

                  On this 6th day of August, 2007 personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intents and purposes therein set forth.

                                                                  Exhibit (q)(1)

                                TDAX FUNDS, INC.

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Anthony F. Dudzinksi, David W. Jaffin and David M. Kelley with full power of substitution and resubstitution, as his true and lawful attorneys-in-fact and agents to execute in his name, place and stead, and on his behalf, in his capacity as a director, the Registration Statement on Form N-1A, and any and all amendments thereto (including pre-effective and post-effective amendments) and any Registration Statement on Form N-14, and any and all
amendments thereto (including pre-effective and post-effective amendments) filed by TDAX Funds, Inc. (the "Corporation") with the Securities and Exchange
Commission under the Securities Act of 1933, as amended, and under the
Investment Company Act of 1940, as amended, and any and all other instruments which such attorneys-in-fact and agents deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, the
Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or
Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys-in-fact and agents shall do or cause to be done by virtue hereof.
                  IN WITNESS WHEREOF, I have executed this Power of Attorney this 9th day of August, 2007.

                                             /s/ Ernest J. Scalberg
                                             ----------------------
                                             Ernest J. Scalberg

STATE OF California     )
                        :       ss.:
COUNTY OF Monterey      )

                  On this 9th day of August, 2007 personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intents and purposes therein set forth.

                                                                  Exhibit (q)(1)

                                TDAX FUNDS, INC.

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Anthony F. Dudzinksi, David W. Jaffin and David M. Kelley with full power of substitution and resubstitution, as his true and lawful attorneys-in-fact and agents to execute in his name, place and stead, and on his behalf, in his capacity as a director, the Registration Statement on Form N-1A, and any and all amendments thereto (including pre-effective and post-effective amendments) and any Registration Statement on Form N-14, and any and all
amendments thereto (including pre-effective and post-effective amendments) filed by TDAX Funds, Inc. (the "Corporation") with the Securities and Exchange
Commission under the Securities Act of 1933, as amended, and under the
Investment Company Act of 1940, as amended, and any and all other instruments which such attorneys-in-fact and agents deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, the
Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or
Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys-in-fact and agents shall do or cause to be done by virtue hereof.
                  IN WITNESS WHEREOF, I have executed this Power of Attorney this 6th day of August, 2007.

                                             /s/ Michael G. Smith
                                             --------------------
                                             Michael G. Smith

STATE OF Illinois       )
                        :       ss.:
COUNTY OF Will          )

                  On this 6th day of August, 2007 personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intents and purposes therein set forth.

                                                                  Exhibit (q)(1)

                                TDAX FUNDS, INC.

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Anthony F. Dudzinksi and David W. Jaffin with full power of substitution and resubstitution, as his true and lawful attorneys-in-fact and agents to execute in his name, place and stead, and on his behalf, in his capacity as an officer, the Registration Statement on Form N-1A, and any and all
amendments thereto (including pre-effective and post-effective amendments) and any Registration Statement on Form N-14, and any and all amendments thereto
(including pre-effective and post-effective amendments) filed by TDAX Funds,
Inc. (the "Corporation") with the Securities and Exchange Commission under the
Securities Act of 1933, as amended, and under the Investment Company Act of
1940, as amended, and any and all other instruments which such attorneys-in-fact and agents deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange
Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, I have executed this Power of Attorney this 6th day of August, 2007.

                                             /s/ David M. Kelley
                                             -------------------
                                             David M. Kelley

STATE OF NEW YORK   )
                    :       ss.:
COUNTY OF NEW YORK  )

                  On this 6th day of August, 2007 personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intents and purposes therein set forth.

                                                                  Exhibit (q)(1)

                                TDAX FUNDS, INC.

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Anthony F. Dudzinksi and David M. Kelley with full power of substitution and resubstitution, as his true and lawful attorneys-in-fact and agents to execute in his name, place and stead, and on his behalf, in his capacity as an officer, the Registration Statement on Form N-1A, and any and all
amendments thereto (including pre-effective and post-effective amendments) and any Registration Statement on Form N-14, and any and all amendments thereto
(including pre-effective and post-effective amendments) filed by TDAX Funds,
Inc. (the "Corporation") with the Securities and Exchange Commission under the
Securities Act of 1933, as amended, and under the Investment Company Act of
1940, as amended, and any and all other instruments which such attorneys-in-fact and agents deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange
Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, I have executed this Power of Attorney this 14th day of August, 2007.

                                             /s/ David W. Jaffin
                                             -------------------
                                             David W. Jaffin

STATE OF NEW YORK   )
                    :       ss.:
COUNTY OF NEW YORK  )

                  On this 14th day of August, 2007 personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intents and purposes therein set forth.

                                                                  Exhibit (q)(2)

                           SECRETARY CERTIFICATION OF
                            BOARD OF DIRECTORS ACTION

         I, David W. Jaffin, hereby certify that I am the duly elected and qualified Secretary of TDAX Funds, Inc. (the "Company"), and that as such I am authorized to execute and deliver this Certificate on behalf of the Company, and further certify as follows:

         (i) The following resolution is a true and correct copy of a resolution that was duly and unanimously adopted at a meeting of the Board of Directors of the Company duly called and held on July 24, 2007 at which a quorum was present and participating throughout.

         (ii) The following resolution has not since been amended.

                  APPROVAL OF POWER OF ATTORNEY
                  -----------------------------

                  RESOLVED, that the Power of Attorney in the form presented at this Meeting, authorizing David M. Kelley, Anthony F.
                  Dudzinski and David W. Jaffin to execute and sign all
                  amendments and supplements to the Company's Registration
                  Statement on behalf of the Company's Directors and principal officers be, and hereby is approved by the Board of Directors.

         The undersigned has executed this Certificate as Secretary of the
Company on this 14th day of August, 2007.

                                               /s/ David W. Jaffin
                                               ----------------------------
                                               David W. Jaffin
                                               Secretary

         I, Anthony F. Dudzinski, an officer of TDAX Funds, Inc. (the
"Company"), hereby certify that, David W. Jaffin is, on and as of this 14th day of August, 2007, the duly elected and qualified Secretary of the Company, and is duly authorized and empowered to execute the foregoing Certificate, and his signature thereon is genuine.

                                               /s/ Anthony F. Dudzinski
                                               ----------------------------
                                               Anthony F. Dudzinski
                                               Chief Operating Officer